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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08941

The Vantagepoint Funds

(Exact name of registrant as specified in charter)

777 North Capitol Street, NE, Suite 600, Washington D.C. 20002-4240

(Address of principal executive offices) (Zip code)

Angela Montez, Secretary of the Registrant

777 North Capitol Street, NE, Suite 600, Washington D.C. 20002-4240

(Name and address of agent for service)

Registrant’s telephone number, including area code: 202-962-4600

Date of fiscal year end: 12/31/11

Date of reporting period: 01/01/11 - 12/31/11

Item 1 (Report to Shareholders): The annual report is set forth below.

ANNUAL REPORT

December 31, 2011

VANTAGEPOINT FUNDS

Shareholder Expenses	1
Management’s Discussion of Market Conditions	3
Management’s Discussion of Fund Performance	4

Vantagepoint Funds

Report of Independent Registered Public Accounting Firm	90
Statements of Assets and Liabilities	91
Statements of Operations	98
Statements of Changes in Net Assets	105
Financial Highlights	121
Notes of Financial Statements	138
Schedules of Investments	193

Shareholder Expenses

As a shareholder of a Vantagepoint Fund, you incur ongoing expenses, such as advisory fees and other fund expenses. The following example is intended to help you understand your ongoing expenses (in dollars and cents) of investing in a fund and to compare these expenses with the ongoing expenses of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section in the example below provides information about the actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section in the example below provides information about the hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

ACTUAL					HYPOTHETICAL
Beginning Account Value 7/01/11	Ending Account Value 12/31/11	2011 Annualized Expense Ratio	Expenses Paid During Period*	Vantagepoint Funds	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	2011 Annualized Expense Ratio	Expenses Paid During Period*
$1,000.00	$999.30	0.62%	$3.12	Low Duration Bond	$1,000.00	$1,022.08	0.62%	$3.16
$1,000.00	$1,064.70	0.63%	$3.28	Inflation Protected Securities	$1,000.00	$1,022.03	0.63%	$3.21
$1,000.00	$926.40	0.81%	$3.93	Equity Income	$1,000.00	$1,021.12	0.81%	$4.13
$1,000.00	$941.50	0.77%	$3.77	Growth & Income	$1,000.00	$1,021.32	0.77%	$3.92
$1,000.00	$926.70	0.80%	$3.89	Growth	$1,000.00	$1,021.17	0.80%	$4.08
$1,000.00	$918.10	0.99%	$4.79	Select Value	$1,000.00	$1,020.21	0.99%	$5.04
$1,000.00	$855.10	0.91%	$4.26	Aggressive Opportunities	$1,000.00	$1,020.62	0.91%	$4.63
$1,000.00	$899.30	0.95%	$4.55	Discovery	$1,000.00	$1,020.42	0.95%	$4.84
$1,000.00	$855.70	0.95%	$4.44	International	$1,000.00	$1,020.42	0.95%	$4.84
$1,000.00	$987.40	0.81%	$4.06	Diversifying Strategies	$1,000.00	$1,021.12	0.81%	$4.13
$1,000.00	$1,047.70	0.41%	$2.12	Core Bond Index Class I	$1,000.00	$1,023.14	0.41%	$2.09
$1,000.00	$1,048.50	0.21%	$1.08	Core Bond Index Class II	$1,000.00	$1,024.15	0.21%	$1.07
$1,000.00	$961.20	0.41%	$2.03	500 Stock Index Class I	$1,000.00	$1,023.14	0.41%	$2.09
$1,000.00	$962.30	0.21%	$1.04	500 Stock Index Class II	$1,000.00	$1,024.15	0.21%	$1.07
$1,000.00	$952.70	0.41%	$2.02	Broad Market Index Class I	$1,000.00	$1,023.14	0.41%	$2.09
$1,000.00	$953.10	0.21%	$1.03	Broad Market Index Class II	$1,000.00	$1,024.15	0.21%	$1.07
$1,000.00	$897.40	0.42%	$2.01	Mid/Small Company Index Class I	$1,000.00	$1,023.09	0.42%	$2.14
$1,000.00	$898.40	0.22%	$1.05	Mid/Small Company Index Class II	$1,000.00	$1,024.10	0.22%	$1.12
$1,000.00	$830.50	0.55%	$2.54	Overseas Equity Index Class I	$1,000.00	$1,022.43	0.55%	$2.80
$1,000.00	$831.30	0.35%	$1.62	Overseas Equity Index Class II	$1,000.00	$1,023.44	0.35%	$1.79
$1,000.00	$991.60	0.82%	$4.12	Model Portfolio Savings Oriented**	$1,000.00	$1,021.07	0.82%	$4.18
$1,000.00	$974.70	0.84%	$4.18	Model Portfolio Conservative Growth**	$1,000.00	$1,020.97	0.84%	$4.28
$1,000.00	$952.30	0.88%	$4.33	Model Portfolio Traditional Growth**	$1,000.00	$1,020.77	0.88%	$4.48
$1,000.00	$932.80	0.91%	$4.43	Model Portfolio Long-Term Growth**	$1,000.00	$1,020.62	0.91%	$4.63
$1,000.00	$904.30	0.99%	$4.75	Model Portfolio All-Equity Growth**	$1,000.00	$1,020.21	0.99%	$5.04

(continued)

ACTUAL					HYPOTHETICAL
Beginning Account Value 7/01/11	Ending Account Value 12/31/11	2011 Annualized Expense Ratio	Expenses Paid During Period*	Vantagepoint Funds	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	2011 Annualized Expense Ratio	Expenses Paid During Period*
$1,000.00	$992.10	0.83%	$4.17	Milestone Retirement Income**	$1,000.00	$1,021.02	0.83%	$4.23
$1,000.00	$973.30	0.88%	$4.38	Milestone 2010**	$1,000.00	$1,020.77	0.88%	$4.48
$1,000.00	$963.30	0.85%	$4.21	Milestone 2015**	$1,000.00	$1,020.92	0.85%	$4.33
$1,000.00	$951.40	0.85%	$4.18	Milestone 2020**	$1,000.00	$1,020.92	0.85%	$4.33
$1,000.00	$942.80	0.85%	$4.16	Milestone 2025**	$1,000.00	$1,020.92	0.85%	$4.33
$1,000.00	$933.00	0.87%	$4.24	Milestone 2030**	$1,000.00	$1,020.82	0.87%	$4.43
$1,000.00	$922.00	0.90%	$4.36	Milestone 2035**	$1,000.00	$1,020.67	0.90%	$4.58
$1,000.00	$917.00	0.90%	$4.35	Milestone 2040**	$1,000.00	$1,020.67	0.90%	$4.58
$1,000.00	$914.60	1.08%	$5.21	Milestone 2045**	$1,000.00	$1,019.76	1.08%	$5.50

*	Expenses are calculated using each fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half year divided by total number of days in fiscal year e.g. 184/365] (to reflect the one-half year period).

**	This fund invests in one or more other mutual funds. The annualized expense ratio includes this fund’s proportionate share of the expense ratio of such other mutual fund(s).

MANAGEMENT’S DISCUSSION OF MARKET CONDITIONS FOR THE YEAR ENDED DECEMBER 31, 2011

The following represents Vantagepoint Investment Advisers, LLC’s (“VIA”) views of the major market conditions that prevailed in 2011. This commentary should not be considered a complete discussion of all markets, but a brief discussion so that a fund’s performance can be read in context with the performance of those markets in which it invests. The Management’s Discussion of Fund Performance for each fund should be read together with this commentary.

Equity and fixed income securities markets offered mixed returns for 2011, with fixed income securities generally outperforming equity securities. These securities markets generally performed well in the opening months of 2011, with equity markets peaking in late April and then pulling back. Market volatility generally increased across the equity and fixed income markets in the third quarter due to significant economic concerns in the U.S., the Eurozone and Asia. As the year progressed, several major economies, most notably in Europe, remained in an uncertain state. However, the U.S. economy showed signs of improvement in the fourth quarter as corporate earnings began to strengthen, unemployment started to decline, the housing market began to show signs of stabilization and consumer confidence began to rise. Also in the fourth quarter, the U.S. Federal Reserve and major foreign central banks took coordinated measures to improve liquidity in the Eurozone.

U.S. and foreign fixed income markets generally produced positive returns in 2011. U.S. Government bonds outperformed credit-related sectors as risk-averse investors drove up U.S. Government bond prices. Higher credit quality sectors outperformed those with lower credit quality. Longer maturity bonds outperformed shorter maturity bonds as the Federal Reserve worked to maintain already low short-term interest rates and to lower longer term rates. The ten-year U.S. Treasury bond yield declined from 3.30% at the beginning of the year to 1.88% at the end of the year. Treasury inflation-protected securities (“TIPS”) outperformed shorter duration securities for the year and reflected the general outperformance of U.S. Treasury issued securities.

The U.S. equity market produced varying results during 2011. After rising through late April coincident with indications of an improving U.S. economy, the market then fell back. Notable losses suffered in the third quarter were followed by a positive reversal for the U.S. equity market in the fourth quarter, which helped to mitigate steep losses for the year as a whole. Returns across the ten sectors of the U.S. equity market varied greatly in 2011. Defensive sectors, including Utilities, Consumer Staples, and Healthcare, were notable outperformers, while the economically sensitive Financials and Materials sectors had the worst performance. Large-capitalization stocks, particularly blue chips, generally outperformed small- and mid-capitalization stocks; and, at a broad market level, growth-oriented strategies generally outperformed value-oriented strategies.

The equity markets of countries outside the U.S. generally peaked in April, and then pulled back for most of the following months, resulting in negative returns for the year. The equity markets of developed countries outside the U.S. generally underperformed the U.S. equity market. Emerging market countries underperformed their developed market counterparts, generally reflecting investor risk aversion. The U.S. Dollar declined against the Japanese Yen, but advanced against most other major currencies, notably the European currencies.

Vantagepoint Low Duration Bond Fund

The Vantagepoint Low Duration Bond Fund’s objective is to seek total return that is consistent with preservation of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities of varying maturities, and the Fund also normally invests at least 65% of its net assets in bonds and other fixed income securities with more than one year to maturity. The Fund seeks to maintain a portfolio effective duration of no greater than three years. The Fund’s investments may include securities issued or guaranteed by the U.S. Government or foreign governments and their agencies and instrumentalities, or supra-national organizations (such as the World Bank); securities issued by U.S. or foreign companies; U.S. and foreign mortgage-backed and asset-backed securities; and municipal securities. Investments in foreign securities are limited to 30% of the Fund’s net assets. Investments in (i) derivative instruments and (ii) securities rated below investment grade or unrated securities that the Fund’s subadvisers determine are of comparable quality, are each limited to 10% of the Fund’s net assets.

Performance

The Vantagepoint Low Duration Bond Fund gained 1.14% in 2011. The Fund’s market benchmark, the BofA Merrill Lynch 1–3 Year US Corporate & Government Index, gained 1.56% while the Fund’s peer group benchmark, the Morningstar Short-Term Bond Funds Average, a group of mutual funds with similar investment objectives, gained 1.66%.

The Fund’s absolute performance in 2011 benefited from positive returns in all fixed income sectors included in the Fund, led by the performance of the asset-backed securities sector. In addition, the Fund benefited from changes throughout the year to the duration of the holdings in response to changes in interest rate expectations.

The Fund underperformed its market benchmark primarily due to its overweight allocation to credit sector bonds, including high yield bonds and emerging market debt, which generally underperformed similar maturity U.S. Treasury securities. Performance relative to the market benchmark benefited from an overweight exposure to asset-backed securities, as well as changes to the duration of the holdings throughout the year as interest rate expectations changed.

The Fund’s underperformance relative to its peer group benchmark primarily resulted from a higher exposure to corporate bonds, which underperformed U.S. Treasuries, and the Fund’s shorter duration. An overweight exposure to asset-backed securities partially offset this underperformance.

The Fund used forward currency contracts to manage foreign currency risk associated with the Fund’s foreign bond exposure. Their use did not materially impact performance or risk. The Fund used interest rate futures during the year which added modestly to performance and did not materially impact risk. The Fund used these futures to seek to manage interest rate risk and to seek to obtain investment exposure based on the Fund subadvisers’ views on interest rates and yield curves.

VIA uses more than one subadviser to manage the Fund’s assets. This multi-management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. The Fund’s subadvisers are as follows:

Subadviser Data

Payden & Rygel
Founded:	1983
Investment Style:	Low duration

STW Fixed Income Management LLC
Founded:	1977
Investment Style:	Low duration

Vantagepoint Low Duration Bond Fund

Sector Allocation as of December 31, 2011 (% of Net Assets)

Vantagepoint Low Duration Bond Fund vs. BofA Merrill Lynch 1–3 Year US Corporate & Government

Index: Growth of $10,000 Invested December 31, 2001*

Vantagepoint Low Duration Bond Fund

Average Annual Total Returns for the periods ended December 31, 2011*

One Year	1.14%

Three Years	5.04%

Five Years	3.73%

Ten Years	3.52%

Fund Inception Date	December 4, 2000

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 1-800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the BofA Merrill Lynch 1–3 Year US Corporate & Government Index, tracks the performance of U.S. dollar-denominated investment grade Government and corporate public debt securities issued in the U.S. domestic bond market with maturities between 1 and 3 years. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Inflation Protected Securities Fund

The Vantagepoint Inflation Protected Securities Fund’s objective is to offer current income. The principal investment strategy is to invest, under normal circumstances, at least 80% of its net assets in inflation-adjusted U.S. and foreign fixed income securities. The Fund will, under normal circumstances, invest at least 50% of its net assets in U.S. Treasury inflation-protected securities (“TIPS”). The Fund’s investments may include fixed income securities issued or guaranteed by the U.S. government, foreign governments, their agencies or instrumentalities, or supra-national organizations (such as the World Bank); U.S. and foreign corporate fixed income securities; and municipal securities. Investments in derivative instruments and U.S. and foreign fixed income securities whose values are not linked to adjustments in interest rates are each limited to 20% of the Fund’s net assets. The Fund’s portfolio turnover rate typically exceeds 100% because of the small size of the TIPS market and the subadvisers’ active trading in that market to seek attractive return opportunities.

Performance

The Vantagepoint Inflation Protected Securities Fund gained 11.53% in 2011. The Fund’s market benchmark, the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), gained 13.56%, while the Fund’s peer group benchmark, the Morningstar Inflation-Protected Bond Funds Average, a group of mutual funds with similar investment objectives, gained 10.93%.

The Fund’s positive absolute return in 2011 was primarily the result of favorable market conditions, with inflation-protected securities benefiting from the general decline in interest rates and investors’ aversion to credit risk.

The Fund’s underperformance relative to its market benchmark primarily resulted from below benchmark duration positioning when yields fell, as well as from exposure to bonds issued by financial services companies which underperformed TIPS. This was somewhat offset by a bias towards longer-maturity rather than shorter-maturity bonds and exposure to non-inflation adjusted U.S. Treasury securities, which outperformed TIPS.

The Fund outperformed its peer group average primarily due to lower than peer average exposure to credit sectors, which underperformed TIPS. The outperformance was partially offset by shorter duration positioning relative to peers during periods of the year in which yields fell.

The Fund used derivative instruments during the year, which included interest rate and bond futures, options, swaps and swaptions. These derivative instruments had a modest effect on performance. The Fund used these derivatives to seek to manage interest rate risk and to seek to obtain investment exposure based on the Fund subadvisers’ views on interest rates and yield curves. Use of interest rate and bond futures and options detracted from performance, while interest rate swaps and swaptions partially offset the negative performance.

VIA uses more than one subadviser to manage the Fund’s assets. This multi-management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. The Fund’s subadvisers are as follows:

Subadviser Data

BlackRock Financial Management, Inc.

Founded:	1988
Investment Style:	Broad-based inflation-linked

Pacific Investment Management Company, LLC

Founded:	1971
Investment Style:	Broad-based inflation-linked

Vantagepoint Inflation Protected Securities Fund

Sector Allocation as of December 31, 2011 (% of Net Assets)

Vantagepoint Inflation Protected Securities Fund vs. Barclays Capital U.S. TIPS Index (Series-L):

Growth of $10,000 Invested December 31, 2001*

Vantagepoint Inflation Protected Securities Fund

Average Annual Total Returns for the periods ended December 31, 2011*

One Year	11.53%

Three Years	9.05%

Five Years	7.21%

Ten Years	5.23%

Fund Inception Date	July 1, 1992

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 1-800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Barclays Capital U.S. Treasury Inflation Protected Securities Index (Series-L), consists of all U.S. Treasury inflation protected securities rated investment grade or better, having at least one year to final maturity and at least $250 million par amount outstanding. The Series-L reference identifies this index as the former Lehman Brothers U.S. TIPS Index. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities held in the index.

Vantagepoint Equity Income Fund

The Vantagepoint Equity Income Fund’s objective is to offer long-term capital growth with consistency derived from dividend yield. The principal investment strategy is to invest, under normal circumstances, at least 80% of its net assets in equity securities (common and preferred stock). The Fund seeks to invest primarily in the common stocks of U.S. companies that the Fund’s subadvisers believe will pay dividends at above-market levels. As a result of the Fund’s income focus, certain sectors or industries may be emphasized. The Fund may exhibit greater sensitivity to certain economic factors, such as changing interest rates, than will the general stock market. The Fund may invest across companies of all sizes but generally focuses on larger capitalization companies, which tend to have stable long-term earnings and dividend-paying records. The Fund also may invest in foreign equity securities, U.S. and foreign convertible securities, and U.S. preferred stock.

Performance

The Vantagepoint Equity Income Fund gained 0.04% in 2011. The Fund’s market benchmark, the Russell 1000 Value Index, gained 0.39%, while the Fund’s peer group benchmark, the Morningstar Large Value Funds Average, a group of mutual funds with similar investment objectives, declined 0.75%.

The Fund’s absolute performance reflected the volatility and returns of the U.S. equity market in 2011. The positive absolute performance is primarily attributable to favorable returns from certain stocks held in the Telecommunication Services, Utilities, and Healthcare sectors, which was partially offset by returns from certain stocks held in the Financials, Materials, and Information Technology sectors.

The Fund’s underperformance relative to its market benchmark primarily resulted from underweight allocations to the Utilities and Healthcare sectors, and the performance of certain stocks held in the Consumer Staples, Materials, Consumer Discretionary and Energy sectors. The Fund’s overweight allocation to the Consumer Discretionary sector, and underweight position in the Financials sector, as well as favorable performance from certain stocks held in the Financials sector partially offset the underperformance.

The Fund’s outperformance relative to its peer group benchmark primarily was driven by overweight allocations to the Consumer Discretionary and Telecommunication Services sectors, as well as the performance of certain stocks held in the Financials sector. The outperformance was partially offset by the cumulative effect of underweight allocations to the Consumer Staples and Healthcare sectors, an overweight allocation to the Financials sector, and certain stocks held in the Consumer Staples, Consumer Discretionary and Materials sectors.

VIA uses more than one subadviser to manage the Fund’s assets. This multi-management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. The Fund’s subadvisers are as follows:

Subadviser Data

Barrow, Hanley, Mewhinney & Strauss, LLC

Founded:	1979
Investment Style:	Contrarian value

T. Rowe Price Associates, Inc.

Founded:	1937
Investment Style:	Relative yield value

Southeastern Asset Management, Inc.

Founded:	1975
Investment Style:	Special situations

Vantagepoint Equity Income Fund

Sector Allocation as of December 31, 2011 (% of Total Investments)

Vantagepoint Equity Income Fund vs. Russell 1000 Value Index:

Growth of $10,000 Invested December 31, 2001*

Vantagepoint Equity Income Fund

Average Annual Total Returns for the periods ended December 31, 2011*

One Year	0.04%

Three Years	15.31%

Five Years	–0.66%

Ten Years	4.67%

Fund Inception Date	April 1, 1994

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 1-800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Russell 1000 Value Index, is a subset of the Russell 1000 Index that measures the performance of the large-cap value segment of the U.S. equity universe, and includes companies with lower price-to-book ratios and lower expected growth values. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Growth & Income Fund

The Vantagepoint Growth & Income Fund’s objective is to offer long-term capital growth and current income. The principal investment strategy is to invest, under normal circumstances, primarily in U.S. common stocks that the Fund’s subadvisers believe offer the potential for capital appreciation or that may provide current income by paying dividends. Strategies used by the Fund’s subadvisers include: 1) focusing on large-capitalization U.S. companies whose stocks are believed to offer potential for price appreciation because of undervaluation, earnings growth or both; and 2) emphasizing U.S. stocks that may pay dividends. The Fund also may invest in foreign equity securities (common and preferred stock), mid-capitalization equity securities, U.S. preferred stock, and U.S. convertible securities.

Performance

The Vantagepoint Growth & Income Fund lost 0.69% in 2011. The Fund’s market benchmark, the S&P 500 Index, gained 2.11%, while the Fund’s peer group benchmark, the Morningstar Large Blend Funds Average, a group of mutual funds with similar investment objectives, lost 1.27%.

The Fund’s absolute performance reflected the volatility and returns of the U.S. equity market in 2011. The Fund’s negative absolute performance primarily resulted from exposure to the Financials and Materials sectors, as well as certain stocks held in the Energy and Consumer Discretionary sectors. The negative absolute performance was partially offset by favorable exposure to certain sectors, primarily the Utilities, Consumer Staples, Healthcare and Information Technology sectors.

The Fund’s underperformance relative to its market benchmark primarily resulted from the weak performance of certain stocks held in the Consumer Discretionary, Energy and Healthcare sectors, as well as overweight allocations to the Financials and Materials sectors. Underweight allocations to the Consumer Staples and Utilities sectors, as well as certain stocks held in the Utilities sector, also contributed to the underperformance. Favorable performance of certain stocks held in the Information Technology, Industrials, and Materials sectors partially offset this underperformance.

The Fund’s outperformance relative to its peer group benchmark primarily resulted from the favorable performance of certain stocks held in the Materials, Consumer Staples, Information Technology, Industrials and Telecommunication Services sectors, as well as an overweight exposure to the Consumer Discretionary, Information Technology and Industrials sectors. Certain stocks held in the Consumer Discretionary, Energy and Healthcare sectors, an overweight exposure to the Financials and Materials sectors and an underweight exposure to the Consumer Staples sector partially offset this outperformance.

VIA uses more than one subadviser to manage the Fund’s assets. This multi-management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. The Fund’s subadvisers are as follows:

Subadviser Data

Fiduciary Management, Inc.

Founded:	1980
Investment Style:	Large-cap blend

T. Rowe Price Associates, Inc.

Founded:	1937
Investment Style:	Blue chip growth

Wellington Management Company, LLP

Founded:	1928
Investment Style:	Yield focused

Vantagepoint Growth & Income Fund

Sector Allocation as of December 31, 2011 (% of Total Investments)

Vantagepoint Growth & Income Fund vs. S&P 500 Index:

Growth of $10,000 Invested December 31, 2001*

Vantagepoint Growth & Income Fund

Average Annual Total Returns for the periods ended December 31, 2011*

One Year	–0.69%

Three Years	15.06%

Five Years	–0.03%

Ten Years	2.76%

Fund Inception Date	October 2, 1998

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 1-800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, consists of 500 companies representing larger capitalization stocks traded in the U.S. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Growth Fund

The Vantagepoint Growth Fund’s objective is to offer long-term capital growth. The principal investment strategy is to invest primarily, under normal circumstances, in U.S. common stocks that are considered by the Fund’s subadvisers to have above-average potential for growth, with emphasis on stocks of seasoned medium- and large-capitalization firms. The Fund also may invest in foreign equity securities (common and preferred stock), small-capitalization equity securities, U.S. preferred stock, and U.S. convertible securities.

Performance

The Vantagepoint Growth Fund lost 4.27% in 2011. The Fund’s market benchmark, the Russell 1000 Growth Index, gained 2.64% for the year. The Fund’s peer group benchmark, the Morningstar Large Growth Funds Average, a group of mutual funds with similar investment objectives, lost 2.46%.

The Fund’s absolute performance was negatively impacted by the volatility and returns of the U.S. equity market in 2011. The Fund’s negative absolute return is primarily attributable to certain stocks in the Financials, Materials and Energy sectors. The negative performance was partially offset by positive returns in the Consumer Staples, Consumer Discretionary, and Healthcare sectors.

The Fund’s underperformance relative to its market benchmark primarily reflected the weak performance of certain stocks held in the Energy and Financials sectors. Certain stocks held in the Materials and Information Technology sectors also detracted from relative performance. Positive results from certain stocks held in the Industrials sector partially offset the underperformance.

The Fund’s underperformance relative to its peer group benchmark primarily resulted from the performance of certain stocks held in the Energy, Healthcare, and Information Technology sectors. An overweight to the Consumer Staples sector and returns from certain stocks held in the Consumer Staples sector, and to a lesser extent, certain stocks held in the Consumer Discretionary and Industrials sectors partially offset this underperformance.

VIA uses more than one subadviser to manage the Fund’s assets. This multi-management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. The Fund’s subadvisers are as follows:

Subadviser Data

Columbus Circle Investors

Founded:	1975
Investment Style:	Large-cap growth

D.G. Capital Management Trust*

Founded:	1996
Investment Style:	Opportunistic growth

Legg Mason Capital Management, LLC.*

Founded:	1982
Investment Style:	Opportunistic growth

Tukman Grossman Capital Management, Inc.*

Founded:	1980
Investment Style:	Contrarian growth

Westfield Capital Management Company, L.P.

Founded:	1989
Investment Style:	Large-cap growth

*	At a meeting held on December 13, 2011, VIA recommended and The Vantagepoint Funds’ Board of Directors approved the termination of Legg Mason Capital Management, LLC, D.G. Capital Management Trust, and Tukman Grossman Capital Management, Inc. and the appointment of Victory Capital Management Inc. and Atlanta Capital Management Company, LLC as subadvisers to the Growth Fund. These changes were effective on January 23, 2012.

Vantagepoint Growth Fund

Sector Allocation as of December 31, 2011 (% of Total Investments)

Vantagepoint Growth Fund vs. Russell 1000 Growth Index:

Growth of $10,000 Invested December 31, 2001*

Vantagepoint Growth Fund

Average Annual Total Returns for the periods ended December 31, 2011*

One Year	–4.27%

Three Years	12.91%

Five Years	–2.03%

Ten Years	0.49%

Fund Inception Date	April 1, 1983

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 1-800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Russell 1000 Growth Index, is a subset of the Russell 1000 Index that measures the performance of the large-cap growth segment of the U.S. equity universe and includes companies with higher price-to-book ratios and higher expected growth values. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Select Value Fund

The Vantagepoint Select Value Fund’s objective is to offer long-term growth from dividend income and capital appreciation. The principal investment strategy is to invest, under normal circumstances, primarily in common stocks of mid-capitalization U.S. companies that the Fund’s subadvisers believe present attractive investment opportunities at favorable prices in relation to the intrinsic worth of the issuer and may also offer the possibility for growth through reinvestment of dividends. The Fund generally seeks to invest in common stocks of companies with market capitalizations that fall within the range of companies in the Russel Midcap Value Index. The Fund also may invest in real estate investment trusts (up to 10% of the Fund’s net assets), and in foreign equity securities (common and preferred stock), U.S. preferred stocks, U.S. convertible securities, and small-capitalization equity securities.

Performance

The Vantagepoint Select Value Fund lost 0.16% in 2011. The Fund’s market benchmark, the Russell Midcap Value Index, lost 1.38%, while the Fund’s peer group benchmark, the Morningstar Mid-Cap Value Funds Average, a group of mutual funds with similar investment objectives, lost 3.96%.

The Fund’s negative absolute performance generally reflected the volatility and returns of the U.S. equity market in 2011, and the primarily negative returns for mid-capitalization stocks in the U.S. equity market. The performance of certain stocks held by the Fund in the Telecommunication Services, Materials, and Information Technology sectors contributed to the Fund’s negative performance while returns from certain stocks held in the Consumer Discretionary and Utilities sectors partially offset this negative performance.

The Fund’s outperformance relative to its market benchmark primarily resulted from the favorable performance of certain stocks held in the Consumer Discretionary, Industrials and Financials sectors, and underweight allocations in the Financials and Telecommunication Services sectors. The outperformance was partially offset by returns from certain stocks held in the Materials, Healthcare and Energy sectors, as well as the Fund’s underweight allocation in the Utilities sector and its overweight position in the Information Technology sector.

The Fund’s outperformance relative to its peer group benchmark primarily resulted from the favorable performance of certain stocks held in the Financials, Consumer Discretionary and Industrials sectors. The outperformance was partially offset by returns from certain stocks held in the Materials, Information Technology, and Healthcare sectors, and the Fund’s underweight allocation to the Healthcare and Consumer Staples sectors.

VIA uses more than one subadviser to manage the Fund’s assets. This multi-management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. The Fund’s subadvisers are as follows:

Subadviser Data

Artisan Partners Limited Partnership

Founded:	1995
Investment Style:	Contrarian value

Systematic Financial Management, L.P.

Founded:	1982
Investment Style:	Relative value

WEDGE Capital Management, LLP

Founded:	1984
Investment Style:	Concentrated traditional value

Vantagepoint Select Value Fund

Sector Allocation as of December 31, 2011 (% of Total Investments)

.

Vantagepoint Select Value Fund vs. Russell Midcap Value Index:

Growth of $10,000 Invested October 30, 2007*

Vantagepoint Select Value Fund

Average Annual Total Returns for the periods ended December 31, 2011*

One Year	–0.16%

Three Years	18.07%

Since Inception	0.55%

Fund Inception Date	October 30, 2007

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 1-800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Russell Midcap Value Index, measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Aggressive Opportunities Fund

The Vantagepoint Aggressive Opportunities Fund’s objective is to offer high long-term capital appreciation. The principal investment strategy is to invest, under normal circumstances, primarily in common stocks of small- to mid-capitalization U.S. and foreign companies that the Fund’s subadvisers believe offer the opportunity for high capital appreciation. The range of the mid-capitalization stocks in which the Fund normally invests is expected to be that of the Russell Midcap Index. The Fund also may invest in foreign equity securities (common and preferred stock, including those of issuers located in emerging market countries), U.S. preferred stock, and U.S. and foreign convertible securities. Investments in derivatives are limited to 10% of the Fund’s net assets but normally will not exceed 5% of the Fund’s net assets.

Performance

The Vantagepoint Aggressive Opportunities Fund lost 10.42% in 2011. The Fund’s market benchmark, the Russell Midcap Growth Index, lost 1.65%, while its peer group benchmark, the Morningstar Mid-Cap Growth Funds Average, a group of mutual funds with similar investment objectives, lost 3.96%.

The Fund’s absolute performance generally reflected the volatility of the U.S. equity market in 2011, and the primarily negative returns for mid- and small- capitalization stocks in the U.S. equity market. The Fund’s negative return was primarily attributable to the returns on certain stocks held in the Financials, Information Technology and Energy sectors. Favorable returns from stocks held in the Telecommunication Services and Consumer Staples sectors, as well as exposure to certain larger capitalization stocks, partially offset this underperformance.

The Fund’s underperformance relative to its market benchmark primarily reflected the performance of certain stocks held in the Financials, Consumer Discretionary and Healthcare sectors. The underperformance was partially offset by an overweight exposure to, and favorable performance from, certain stocks held in the Telecommunication Services sector and an underweight exposure to, and favorable performance from, certain stocks held in the Information Technology sector.

The Fund’s underperformance relative to its peer group benchmark primarily reflected the weak performance of certain stocks held in the Healthcare, Consumer Discretionary and Industrials sectors, as well as exposure to certain small-capitalization stocks. This underperformance was partly offset by favorable performance from certain stocks held in the Telecommunication Services sector.

VIA uses more than one subadviser to manage the Fund’s assets. This multi-management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. The Fund’s subadvisers are as follows:

Subadviser Data

Legg Mason Capital Management, LLC

Founded:	1982
Investment Style:	Opportunistic growth

Southeastern Asset Management, Inc.

Founded:	1975
Investment Style:	Special situations

TimesSquare Capital Management, LLC

Founded:	2004
Investment Style:	Growth opportunities

Wellington Management Company, LLP

Founded:	1928
Investment Style:	Select mid cap growth

Vantagepoint Aggressive Opportunities Fund

Sector Allocation as of December 31, 2011 (% of Total Investments)

Vantagepoint Aggressive Opportunities Fund vs. Russell Midcap Growth Index:

Growth of $10,000 Invested December 31, 2001*

Vantagepoint Aggressive Opportunities Fund

Average Annual Total Returns for the periods ended December 31, 2011*

One Year	–10.42%

Three Years	17.22%

Five Years	–0.04%

Ten Years	2.83%

Fund Inception Date	October 1, 1994

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 1-800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Russell Midcap Growth Index, measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Discovery Fund

The Vantagepoint Discovery Fund’s objective is to offer long-term capital growth. The principal investment strategy is to invest, under normal circumstances, primarily in a combination of common stocks of U.S. small-capitalization companies, Russell 2000 Index futures contracts, and U.S. and foreign fixed income securities held, in part, as collateral in connection with the Fund’s use of futures contracts and which, at all times, have a portfolio effective duration no greater than three years. The Fund’s subadvisers select stocks that they believe have above-average potential for growth and that generally have market capitalizations that fall within the range of companies in the Russell 2000 Index. The Fund also may invest in foreign equity securities (common and preferred stock, including those of issuers located in emerging market countries), U.S. preferred stock, and U.S. and foreign convertible securities. The Fund’s fixed income securities are generally investment grade securities. The Fund’s investments in derivative instruments are limited to 15% of the Fund’s net assets.

Performance

The Vantagepoint Discovery Fund lost 6.15% in 2011. The Fund’s market benchmark, the Russell 2000 Index, lost 4.18%, while its peer group benchmark, the Morningstar Small Blend Funds Average, a group of mutual funds with similar investment objectives, lost 4.07%.

The Fund’s absolute performance primarily reflected the generally negative returns for small-capitalization stocks in the U.S. equity market in 2011. The Fund’s negative absolute return primarily resulted from the performance of certain stocks held in the Energy, Financials, Information Technology, and Consumer Staples sectors. Favorable returns from certain stocks held in the Utilities, Healthcare, and Materials sectors partially offset the negative results.

The Fund’s underperformance relative to its market benchmark primarily resulted from returns from certain stocks held in the Financials, Energy, and Consumer Staples sectors. Favorable returns from certain stocks held in the Industrials and Materials sectors partially offset this underperformance.

The Fund’s underperformance relative to its peer group benchmark primarily reflected returns from certain stocks held in the Energy, Consumer Discretionary and Technology sectors. Favorable performance from certain stocks held in the Materials sector partially offset the underperformance.

The Fund used derivative instruments during the year. Consistent with the Fund’s principal investment strategy, the Fund invested in Russell 2000 Index futures to seek to gain market exposure to U.S. small-capitalization stocks. The use of Russell 2000 Index futures did not have a material impact on Fund risk. The Fund also used fixed income futures to manage interest rate exposure in the fixed income portion of the Fund, and used forward currency contracts to manage currency risk from the Fund’s foreign bond exposure. The use of fixed income futures and forward currency contracts did not have a material impact on Fund performance or risk.

VIA uses more than one subadviser to manage the Fund’s assets. This multi-management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. The Fund’s subadvisers are as follows:

Subadviser Data

Payden & Rygel

Founded:	1983
Investment Style:	Enhanced index

Wellington Management Company, LLP

Founded:	1928
Investment Style:	Diversified small-blend

Vantagepoint Discovery Fund Asset Class Exposure

as of December 31, 2011* (% of Net Assets)

*	For the Vantagepoint Discovery Fund, portfolio exposures represent the market value of physical securities and a measurement of the exposure through the derivative instruments held by the fund as a percent of the Fund’s net assets. For the purpose of displaying this allocation information, exposure through derivatives is measured based on the value of the underlying assets, rate or index represented by the derivative. This measurement is different from the valuation used for the purposes of calculating the fund’s net asset value, is intended to reflect the “economic exposure” of the derivative, and results in a total percentage reflected in the chart that exceeds 100%.

Vantagepoint Discovery Fund

Fixed Income Sector Allocation as of December 31, 2011 (% of Net Assets excluding Equities)

The Fixed Income Sector Allocation reflected in this pie chart was calculated using the actual fixed income securities held by the Fund. This pie chart represents the portion of the Fund classified as Bonds in the Asset Class Exposure Table. The primary source of fixed income sector classification is BondEdge. Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Discovery Fund

Equity Sector Allocation as of December 31, 2011 (% of Total Investments excluding Bonds and Cash)

The Equity Sector Allocation reflected in this pie chart was calculated using the actual equity securities held by the Fund and blending them with the sectors represented in the Russell 2000 Index futures held by this Fund. This pie chart represents the portion of the Fund classified as Stocks in the Asset Class Exposure Table. The primary source of equity sector classification is FactSet. Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Discovery Fund vs. Russell 2000 Index:

Growth of $10,000 Invested October 30, 2007*

Vantagepoint Discovery Fund

Average Annual Total Returns for the periods ended December 31, 2011*

One Year	–6.15%

Three Years	18.13%

Since Inception	–1.27%

Fund Inception Date	October 30, 2007

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 1-800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Russell 2000 Index, measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index, and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint International Fund

The Vantagepoint International Fund’s objective is to offer long-term capital growth and diversification by country. The principal investment strategy is to invest primarily in the common stocks of companies headquartered outside of the United States. The Fund will invest, under normal circumstances, at least 80% of its net assets in foreign equity securities (common and preferred stock), including those of issuers located in emerging market countries. Strategies used by the Fund’s subadvisers include: 1) investing in equity securities believed to have above average potential for growth across multiple capitalization sizes; and 2) investing in equity securities believed to be priced below fair market value at the time of purchase. The Fund also may invest in U.S. or foreign fixed income securities, U.S. equity securities, and U.S. or foreign convertible securities. Investments in derivatives are limited to 10% of the Fund’s net assets but normally will not exceed 5% of the Fund’s net assets.

Performance

The Vantagepoint International Fund lost 8.57% in 2011. The Fund’s market benchmark, the MSCI Europe Australasia and Far East (EAFE) Index (Net), lost 12.14%, while its peer group benchmark, the Morningstar Foreign Large Blend Funds Average, a group of mutual funds with similar investment objectives, lost 13.97%.

The Fund’s absolute return reflected generally negative returns to U.S. investors from foreign stocks. The Fund experienced losses in most geographic regions, particularly in continental Europe and developed Asian countries excluding Japan. The Fund’s negative absolute return was primarily attributable to the performance of certain stocks held in the Financials, Materials, Utilities and Industrials sectors. Favorable returns from certain stocks held in the Healthcare, Consumer Staples and Telecommunication Services sectors, as well as positive currency returns partially offset this underperformance.

The Fund’s outperformance relative to its market benchmark primarily reflected favorable returns from certain stock holdings in companies from all major geographic regions. Underweight exposures to Europe and Japan, as well as returns from certain stocks held in those regions, enhanced relative performance. Performance also benefited from an overweight allocation to the Telecommunication Services sector and underweight allocations to the Materials and Financials sectors as well as performance from certain stocks held in those sectors. An underweight exposure to the United Kingdom detracted from relative performance.

The Fund’s outperformance relative to its peer group benchmark primarily reflected the performance of certain stocks of companies in developed countries within the Asia and Eurozone regions. Performance benefited from an overweight allocation to, and certain stocks held in, the Telecommunication Services and certain stocks held in the Consumer Discretionary sector. An underweight exposure to companies in the United Kingdom and United States detracted from relative performance, as did an overweight exposure to and unfavorable performance by certain stocks held in the Utilities sector.

The Fund used forward foreign currency contracts during the year to manage foreign currency risk, which also enhanced the Fund’s return as the U.S. dollar strengthened against the hedged currencies.

VIA uses more than one subadviser to manage the Fund’s assets. This multi-management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. The Fund’s subadvisers are as follows:

Subadviser Data

Artisan Partners Limited Partnership

Founded:	1995
Investment Style:	International growth opportunities

GlobeFlex Capital, LP

Founded:	1994
Investment Style:	Diversified all-cap

Mondrian Investment Partners Limited

Founded:	1990
Investment Style:	Value-oriented international

Walter Scott & Partners Limited

Founded:	1983
Investment Style:	Concentrated growth

Vantagepoint International Fund

Country Allocation as of December 31, 2011 (% of Net Assets)

Vantagepoint International Fund vs. MSCI EAFE Index (Net):

Growth of $10,000 Invested December 31, 2001*

Vantagepoint International Fund

Average Annual Total Returns for the periods ended December 31, 2011*

One Year	–8.57%

Three Years	8.54%

Five Years	–3.57%

Ten Years	4.13%

Fund Inception Date	October 1, 1994

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 1-800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the MSCI EAFE Index (Net), is a free float-adjusted market capitalization index of equity securities that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and approximates the minimum possible dividend reinvestment after deduction of withholding tax according to MSCI Barra’s methodology. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Diversifying Strategies Fund

The Vantagepoint Diversifying Strategies Fund’s objective is to offer long-term capital growth. The Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different from that of traditional asset classes, such as stocks and fixed income securities (i.e., a “low correlation” to such asset classes). In combination, the Fund’s investment strategies seek to provide investment exposure to U.S. and foreign stocks and fixed income securities (including convertible securities) and foreign currencies through direct investments or through the use of derivative instruments. The Fund employed three strategies in 2011 — a global tactical asset allocation strategy, a low duration-plus fixed income strategy, and a convertible securities strategy. The Fund’s assets allocated to the global tactical asset allocation strategy are invested in derivative instruments that provide investment exposure to the global equity, investment grade fixed income and currency markets. The Fund’s assets allocated to the convertible securities strategy are invested in U.S. and foreign convertible securities, and also may be invested in a combination of either convertible or non-convertible bonds, and common stocks or equity options, to seek to replicate the investment exposure of convertible securities or to seek to manage risk. In addition, the Fund may invest in non-convertible bonds, common stocks as well as restricted securities. The Fund’s assets allocated to the low duration-plus fixed income strategy are invested in core short and intermediate maturity U.S. and foreign fixed income securities that combined generally have a portfolio effective duration of no greater than three years.

Performance

The Vantagepoint Diversifying Strategies Fund gained 0.10% during 2011. The Fund’s market benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index, gained 5.97%. The Fund’s custom benchmark, which is an equal-weighted blend of the S&P 500 Index and the Barclays Capital U.S. Intermediate Aggregate Bond Index, gained 4.33%.

The Fund’s positive absolute performance in 2011 primarily reflected favorable performance from the low duration bond and global tactical asset allocation strategies.

The Fund’s underperformance relative to its market benchmark resulted from all strategies. The convertible securities strategy was the largest detractor due to equity-like returns in a year when bonds generally outperformed stocks. The low duration-plus fixed income strategy also trailed the market, primarily due to its lower yield as compared to the market benchmark.

The Fund used derivatives extensively in 2011, primarily in executing its global tactical asset allocation strategy. This strategy tactically allocated assets, on a long and short basis, across global equity markets, fixed income markets and currencies based on the Fund subadvisers’ perceived prospects for returns. The Fund used exchange-traded interest rate futures and over-the-counter total return swaps and options to take long and short positions in sovereign bonds. It also used exchange-traded equity futures, and to a lesser extent, over-the-counter options to gain long and short exposure to global equity markets. Additionally, the Fund utilized forward currency contracts to gain or alter exposure to currencies of developed countries and to a lesser extent, emerging market countries. In combination, the Fund used derivatives positions to seek to provide flexibility and efficiency in implementing the Fund’s strategy and the Fund’s use of derivatives generally produced positive returns. The risks resulting from the utilization of derivatives were generally consistent with risks of the underlying markets, and the combination of offsetting long and short positions within each asset class generally resulted in a small amount of net exposure.

VIA uses more than one subadviser to manage the Fund’s assets. This multi management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. The Fund’s subadvisers are as follows:

Subadviser Data

Calamos Advisors, LLC

Founded:	1977
Investment Style:	Global convertible securities

Mellon Capital Management Corporation

Founded:	1983
Investment Style:	Global tactical asset allocation

Payden & Rygel

Founded:	1983
Investment Style:	Low duration-plus fixed income

Payden & Rygel

Founded:	1983
Investment Style:	Enhanced cash

Shenkman Capital Management, Inc.

Founded:	1985
Investment Style:	Convertible securities

Vantagepoint Diversifying Strategies Fund Asset Class Exposure

as of December 31, 2011* (% of Net Assets)

*	For the Vantagepoint Diversifying Strategies Fund, portfolio exposures represent the market value of physical securities and a measurement of exposure to asset classes through the derivative instruments held by the fund as a percent of the fund’s net assets. For the purpose of displaying this allocation information, exposure through derivatives is measured based on the value of the underlying assets, rate, or index represented by the derivative. This measurement is different from the valuation used for the purposes of calculating the fund’s net asset value, is intended to reflect the “economic exposure” of the derivative, and results in a total percentage reflected in the chart that exceeds 100%. In its use of derivative instruments, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies) and short positions (the values of which move in the opposite direction as the prices of the underlying investments, pools of investments, indexes or currencies). These long and short positions are reflected above.

Vantagepoint Diversifying Strategies Fund vs. Barclays Capital U.S. Intermediate Aggregate Bond Index and Custom Benchmark: Growth of $10,000 Invested October 30, 2007**

Vantagepoint Diversifying Strategies Fund

Average Annual Total Returns for the periods ended December 31, 2011**

One Year	0.10%

Three Years	3.89%

Since Inception	1.06%

Fund Inception Date	October 30, 2007

**	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 1-800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index, consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. The Fund’s custom benchmark is an equal-blend of the Barclays Capital U.S. Intermediate Aggregate Bond Index and the S&P 500 Index, which consists of 500 companies representing larger capitalization stocks traded in the U.S. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the indexes.

Vantagepoint Index Funds

The Vantagepoint Index Funds follow an indexed or “passively managed” approach to investing. The Funds invest in securities that are selected to try to approximate the investment characteristics and performance of their respective benchmarks. To minimize transaction costs, the Index Funds, with the exception of the 500 Stock Index and Overseas Equity Index Funds, use sampling techniques to approximate their benchmarks’ characteristics using fewer securities than are contained in the market benchmark index.

1.	The Vantagepoint Core Bond Index Fund’s objective is to offer current income by approximating the performance of the Barclays Capital U.S. Aggregate Bond Index.

2.	The Vantagepoint 500 Stock Index Fund’s objective is to offer long-term capital growth by approximating the performance of the S&P 500 Index.

3.	The Vantagepoint Broad Market Index Fund’s objective is to offer long-term capital growth by approximating the performance of the Wilshire 5000 Total Market Index.

4.	The Vantagepoint Mid/Small Company Index Fund’s objective is to offer long-term capital growth by approximating the performance of the Wilshire 4500 Completion Index.

5.	The Vantagepoint Overseas Equity Index Fund’s objective is to offer long-term capital growth and diversification by approximating the performance of the MSCI Europe Australasia Far East (EAFE) Index (Net).

Performance

Performance of the Index Funds will differ from the underlying indexes for several reasons. First, fund fees and expenses reduce Fund performance, while the indexes themselves bear no management fees, transaction costs or other expenses. Second, due to sampling techniques used by the Core Bond, Broad Market, and Mid/Small Company Index Funds, there will be tracking error, which may impact Fund performance positively or negatively. Third, changes to the indexes, such as additions or deletions in the securities contained in an index and rebalancing, can cause tracking error which may impact the Fund’s performance positively or negatively as compared to its benchmark index. Fourth, the timing of cash flows into and out of a Fund will affect its ability to precisely track its underlying index. Fifth, there may be pricing differences if the underlying index and the Fund use different pricing sources. This is more common in the Overseas Equity Index Fund and the Core Bond Index Fund.

The Vantagepoint Core Bond Index Fund gained 7.41% (Class I shares) and 7.57% (Class II shares). The Fund’s market benchmark, the Barclays Capital U.S. Aggregate Bond Index, gained 7.84%.

The Vantagepoint 500 Stock Index Fund gained 1.72% (Class I shares) and 1.97% (Class II shares). The Fund’s market benchmark, the S&P 500 Index, gained 2.11%.

The Vantagepoint Broad Market Index Fund gained 0.85% (Class I shares) and 1.07% (Class II shares). The Fund’s market benchmark, the Wilshire 5000 Total Market Index, gained 0.98%.

The Vantagepoint Mid/Small Company Index Fund lost 3.91% (Class I shares) and 3.70% (Class II shares). The Fund’s market benchmark, the Wilshire 4500 Completion Index, lost 4.10%.

The Vantagepoint Overseas Equity Index Fund lost 12.42% (Class I shares) and 12.28% (Class II shares). The Fund’s market benchmark, the MSCI EAFE Index (Net), lost 12.14%.

The 500 Stock Index Fund, Broad Market Index Fund, Mid\Small Company Index Fund, and Overseas Equity Index Fund used futures to obtain or adjust investment exposure to equity issues when it was believed that using futures would be more efficient or cost effective than trading in the securities directly. The Overseas Equity Fund also used forward currency contracts to manage currency risks.

As of December 31, 2011, each Index Fund was managed by Mellon Capital Management Corporation.

Subadviser Data

Mellon Capital Management Corporation
Founded:	1983
Investment Style:	Index portfolio

Vantagepoint Core Bond Index Fund

Sector Allocation as of December 31, 2011 (% of Net Assets)

Vantagepoint Core Bond Index Fund Class I vs. Barclays Capital U.S. Aggregate Bond Index:

Growth of $10,000 Invested December 31, 2001*

Vantagepoint Core Bond Index Fund Class II vs. Barclays Capital U.S. Aggregate Bond Index:

Growth of $10,000 Invested December 31, 2001*

Vantagepoint Core Bond Index Fund

Average Annual Total Returns for the periods ended December 31, 2011*

	Class I Shares	Class II Shares
One Year	7.41%	7.57%
Three Years	6.36%	6.57%
Five Years	6.05%	6.25%
Ten Years	5.32%	5.53%

Fund Inception Date	June 2, 1997	April 5, 1999

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 1-800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Barclays Capital U.S. Aggregate Bond Index, consists of investment-grade U.S. fixed income securities. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint 500 Stock Index Fund

Sector Allocation as of December 31, 2011 (% of Total Investments)

Vantagepoint 500 Stock Index Fund Class I vs. S&P 500 Index:

Growth of $10,000 Invested December 31, 2001*

Vantagepoint 500 Stock Index Fund Class II vs. S&P 500 Index:

Growth of $10,000 Invested December 31, 2001*

Vantagepoint 500 Stock Index Fund

Average Annual Total Returns for the periods ended December 31, 2011*

	Class I Shares	Class II Shares
One Year	1.72%	1.97%
Three Years	13.70%	13.93%
Five Years	–0.65%	–0.44%
Ten Years	2.49%	2.70%

Fund Inception Date	June 2, 1997	April 5, 1999

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 1-800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, consists of 500 companies representing larger capitalization stocks traded in the U.S. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Broad Market Index Fund

Sector Allocation as of December 31, 2011 (% of Total Investments)

Vantagepoint Broad Market Index Fund Class I vs. Wilshire 5000 Total Market Index:

Growth of $10,000 Invested December 31, 2001*

Vantagepoint Broad Market Index Fund Class II vs. Wilshire 5000 Total Market Index:

Growth of $10,000 Invested December 31, 2001*

Vantagepoint Broad Market Index Fund

Average Annual Total Returns for the periods ended December 31, 2011*

	Class I Shares	Class II Shares
One Year	0.85%	1.07%
Three Years	14.62%	14.87%
Five Years	–0.07%	0.13%
Ten Years	3.44%	3.65%

Fund Inception Date	October 1, 1994	April 5, 1999

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 1-800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Wilshire 5000 Total Market Index, consists of all U.S. equity securities with readily available price data (which includes common stocks, interests in real estate investment trusts and limited partnership interests of U.S. companies, that have their primary market listing in the U.S.) and is calculated using a float-adjusted market capitalization weighting. The float-adjusted methodology adjusts an individual stock’s market capitalization to account for (by excluding) shares that may be restricted or otherwise unavailable for purchase. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Mid/Small Company Index Fund

Sector Allocation as of December 31, 2011 (% of Total Investments)

Vantagepoint Mid/Small Company Index Fund Class I vs. Wilshire 4500 Completion Index:

Growth of $10,000 Invested December 31, 2001*

Vantagepoint Mid/Small Company Index Fund Class II vs. Wilshire 4500 Completion Index:

Growth of $10,000 Invested December 31, 2001*

Vantagepoint Mid/Small Company Index Fund

Average Annual Total Returns for the periods ended December 31, 2011*

	Class I Shares	Class II Shares
One Year	–3.91%	–3.70%
Three Years	18.74%	18.97%
Five Years	1.54%	1.75%
Ten Years	6.41%	6.61%

Fund Inception Date	June 2, 1997	April 5, 1999

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 1-800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Wilshire 4500 Completion Index, consists of all U.S. equity securities included in the Wilshire 5000 Total Market Index, excluding the companies in the S&P 500 Index. As such, it consists of small- and mid-capitalization U.S. equity securities. It is calculated using a float adjusted market capitalization weighting, which adjusts an individual stock’s market capitalization to account for (by excluding) shares that may be restricted or otherwise unavailable for purchase. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Overseas Equity Index Fund

Country Allocation as of December 31, 2011 (% of Net Assets)

Vantagepoint Overseas Equity Index Fund Class I vs. MSCI EAFE Index (Net):

Growth of $10,000 Invested December 31, 2001*

Vantagepoint Overseas Equity Index Fund Class II vs. MSCI EAFE Index (Net):

Growth of $10,000 Invested December 31, 2001*

Vantagepoint Overseas Equity Index Fund

Average Annual Total Returns for the periods ended December 31, 2011*

	Class I Shares	Class II Shares
One Year	–12.42%	–12.28%
Three Years	6.55%	6.74%
Five Years	–5.04%	–4.86%
Ten Years	4.12%	4.33%

Fund Inception Date	June 2, 1997	April 5, 1999

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 1-800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the MSCI Europe Australasia Far East (EAFE) Index (Net), is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada and approximates the minimum possible dividend reinvestment after deduction of withholding tax according to MSCI Barra’s methodology. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Model Portfolio Savings Oriented Fund

The Vantagepoint Model Portfolio Savings Oriented Fund’s objective is to offer capital preservation, reasonable current income, and some capital growth while seeking to limit risk. The principal investment strategy is to invest in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 55% fixed income investments, 25% equity investments, and 20% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (a “multi-strategy” Fund) by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

FIXED INCOME
Low Duration Bond Fund	26%–36%
Core Bond Index Fund (Class I)	4%–14%
Inflation Protected Securities Fund	10%–20%

EQUITY
Equity Income Fund	5%–15%
Growth & Income Fund	5%–15%
International Fund	0%–10%

MULTI-STRATEGY
Diversifying Strategies Fund	18%–22%

Performance

The Vantagepoint Model Portfolio Savings Oriented Fund gained 2.38% in 2011. The Fund’s market benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index, gained 5.97%, while the Fund’s peer group benchmark, the Morningstar Conservative Allocation Funds Average, a group of mutual funds with similar investment objectives, gained 1.70%. The Fund’s custom benchmark gained 5.22%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocation to those asset classes for the Fund.

The Model Portfolio Savings Oriented Fund produced a positive absolute return in 2011 primarily due to the performance of the underlying fixed income funds, led by the Inflation Protected Securities Fund. The exposure to equities generally detracted from the Fund’s absolute performance, with the exposure to funds invested in foreign equities providing the least favorable performance. The Fund’s three underlying fixed income funds all produced positive returns, as the Low Duration Bond Fund gained 1.14%, the Core Bond Index Fund (Class I) rose 7.41% and the Inflation Protected Securities Fund increased 11.53%. The Fund’s three underlying equity funds produced mixed returns, as the Equity Income Fund returned 0.04%, the Growth & Income Fund lost 0.69% and the International Fund lost 8.57%. The Diversifying Strategies Fund gained 0.10%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund’s underperformance relative to its fixed income market benchmark primarily resulted from its allocation to equity funds, which underperformed the fixed income funds. The allocation to the Core Bond Index Fund (Class I) and the Inflation Protected Securities Fund partially offset this underperformance as these funds outperformed the Fund’s market benchmark.

The Fund’s outperformance relative to its peer group benchmark primarily reflected its lower than peer average allocation to equity funds, which underperformed funds invested in fixed income securities. The Fund’s relative performance also benefited from an underweight allocation to funds invested in smaller-capitalization stocks, which trailed funds invested in large-capitalization stocks, and an overweight allocation to funds invested in inflation protected securities, which were among the stronger performers in the financial markets for the year. Additionally, the underlying fixed income funds’ allocation to higher-quality securities aided relative performance. The shorter duration focus of the underlying fixed income investments detracted from relative performance during periods of the year in which yields fell.

The Fund’s underperformance relative to its custom benchmark primarily resulted from its allocation to equity funds, the Low Duration Bond Fund and the Diversifying Strategies Fund, which trailed the performance of their respective broad market indices in the custom benchmark. The allocation to the Inflation Protected Securities Fund and Core Bond Index Fund partially offset this underperformance as they outperformed the fixed income index in the custom benchmark.

Vantagepoint Model Portfolio Savings Oriented Fund

Underlying Fund Allocation as of December 31, 2011 (% of Net Assets)

Vantagepoint Model Portfolio Savings Oriented Fund vs. Barclays Capital U.S. Intermediate Aggregate

Bond Index and Custom Benchmark: Growth of $10,000 Invested December 31, 2001*

Vantagepoint Model Portfolio Savings Oriented Fund

Average Annual Total Returns for the periods ended December 31, 2011*

One Year	2.38%

Three Years	7.98%

Five Years	3.38%

Ten Years	4.08%

Fund Inception Date	February 9, 1995

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 1-800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index, consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. A fund’s portfolio may differ significantly from the securities held in the indexes.

Vantagepoint Model Portfolio Conservative Growth Fund

The Vantagepoint Model Portfolio Conservative Growth Fund’s objective is to offer reasonable current income and capital preservation, with modest potential for capital growth. The principal investment strategy is to invest in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 41% fixed income investments, 40% equity investments, and 19% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (a “multi-strategy” Fund) by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

FIXED INCOME
Low Duration Bond Fund	14%–24%
Core Bond Index Fund (Class I)	7%–17%
Inflation Protected Securities Fund	5%–15%

EQUITY
Equity Income Fund	6%–16%
Growth & Income Fund	4%–14%
Growth Fund	1%–11%
Select Value Fund	0%–8%
Aggressive Opportunities Fund	0%–8%
International Fund	3%–13%

MULTI-STRATEGY
Diversifying Strategies Fund	17%–21%

Performance

The Vantagepoint Model Portfolio Conservative Growth Fund gained 1.15% in 2011. The Fund’s market benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index, gained 5.97%, while the Fund’s peer group benchmark, the Morningstar Conservative Allocation Funds Average, a group of mutual funds with similar investment objectives, gained 1.70%. The Fund’s custom benchmark gained 4.70%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocation to those asset classes for the Fund.

The Model Portfolio Conservative Growth Fund produced a positive absolute return in 2011 primarily due to the performance of the underlying fixed income funds, led by the Inflation Protected Securities Fund. The exposure to equities generally detracted from the Fund’s absolute performance, with the funds invested in smaller-capitalization and international securities generally providing the least favorable performance. The Fund’s three underlying fixed income funds all produced positive returns, as the Low Duration Bond Fund gained 1.14%, the Core Bond Index Fund (Class I) rose 7.41% and the Inflation Protected Securities Fund increased 11.53%. The Fund’s six underlying equity funds produced mixed results, with returns ranging between 0.04% for the Equity Income Fund and negative 10.42% for the Aggressive Opportunities Fund. The Diversifying Strategies Fund gained 0.10%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund’s underperformance relative to its fixed income market benchmark primarily resulted from its allocation to equity funds, which underperformed the fixed income funds. The allocation to the Core Bond Index Fund (Class I) and the Inflation Protected Securities Fund partially offset this underperformance as these funds outperformed the Fund’s market benchmark.

The Fund’s underperformance relative to its peer group benchmark primarily resulted from an overweight allocation to equities, with the exposure to funds invested in foreign equities generally providing the least favorable performance. Additionally, the shorter duration focus of fixed income investments detracted from relative performance during periods of the year in which yields fell. The Fund’s underweight allocation to funds invested in smaller-capitalization securities, which generally trailed funds invested in large-capitalization securities, and an overweight allocation to funds invested in inflation protected securities, which were among the stronger performers in financial markets for the year, partially offset the underperformance. Additionally, the underlying fixed income funds’ allocation to higher-quality securities added to relative performance.

The Fund’s underperformance relative to its custom benchmark primarily resulted from its allocation to equity funds, the Low Duration Bond Fund and the Diversifying Strategies Fund, which trailed the performance of their respective broad market indices in the custom benchmark. The allocation to the Inflation Protected Securities Fund and Core Bond Index Fund partially offset this underperformance as they outperformed the fixed income index in the custom benchmark.

Vantagepoint Model Portfolio Conservative Growth Fund

Underlying Fund Allocation as of December 31, 2011 (% of Net Assets)

Vantagepoint Model Portfolio Conservative Growth Fund vs. Barclays Capital U.S. Intermediate Aggregate

Bond Index and Custom Benchmark: Growth of $10,000 Invested December 31, 2001*

Vantagepoint Model Portfolio Conservative Growth Fund

Average Annual Total Returns for the periods ended December 31, 2011*

One Year	1.15%

Three Years	9.18%

Five Years	2.72%

Ten Years	3.97%

Fund Inception Date	April 1, 1996

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 1-800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index, consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. A fund’s portfolio may differ significantly from the securities held in the indexes.

Vantagepoint Model Portfolio Traditional Growth Fund

The Vantagepoint Model Portfolio Traditional Growth Fund’s objective is to offer moderate capital growth and reasonable current income. The principal investment strategy of the Fund is to invest in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 25% fixed income investments, 60% equity investments, and 15% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (a “multi-strategy” Fund) by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

FIXED INCOME
Low Duration Bond Fund	3%–13%
Core Bond Index Fund (Class I)	8%–18%
Inflation Protected Securities Fund	0%–9%

EQUITY
Equity Income Fund	7%–17%
Growth & Income Fund	7%–17%
Growth Fund	5%–15%
Select Value Fund	1%–11%
Aggressive Opportunities Fund	1%–11%
Discovery Fund	0%–8%
International Fund	7%–17%

MULTI-STRATEGY
Diversifying Strategies Fund	13%–17%

Performance

The Vantagepoint Model Portfolio Traditional Growth Fund lost 0.56% in 2011. The Fund’s market benchmark, the S&P 500 Index, gained 2.11%, while the Fund’s peer group benchmark, the Morningstar Moderate Allocation Funds Average, a group of mutual funds with similar investment objectives, lost 0.11%. The Fund’s custom benchmark gained 3.93%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocation to those asset classes for the Fund.

The Model Portfolio Traditional Growth Fund produced a negative absolute return in 2011 primarily due to the underlying equity funds, which mostly generated negative returns for the year. Generally, the funds invested in smaller-capitalization and international securities were the primary detractors. The Fund’s seven underlying equity funds produced mixed returns ranging from 0.04% for the Equity Income Fund and negative 10.42% for the Aggressive Opportunities Fund. The Fund’s three underlying fixed income funds all produced positive returns, as the Low Duration Bond Fund gained 1.14%, the Core Bond Index Fund (Class I) rose 7.41% and the Inflation Protected Securities Fund increased 11.53%. Also, the Diversifying Strategies Fund gained 0.10%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund’s underperformance relative to its market benchmark primarily reflected performance of the underlying equity funds, which trailed the benchmark, with the funds invested in smaller-capitalization securities and the International Fund generally underperforming U.S. large-capitalization funds. The underlying fixed income funds, which generally outperformed the Fund’s market benchmark, partially offset this under performance.

The Fund’s underperformance relative to its peer group benchmark primarily reflected an overweight allocation to funds invested in smaller-capitalization equities, which underperformed funds invested in larger-capitalization equities, as well as an overweight allocation to funds invested in foreign equities which underperformed funds invested in U.S. equities. Additionally, the short duration focus of fixed income investments detracted from relative performance during periods of the year in which yields fell. The underlying fixed income funds’ allocation to higher-quality securities aided relative performance.

The Fund’s underperformance relative to its custom benchmark primarily resulted from its allocation to equity funds, the Low Duration Bond Fund and the Diversifying Strategies Fund, which trailed the performance of their respective broad market indices in the custom benchmark. The allocation to the Inflation Protected Securities Fund and Core Bond Index Fund partially offset this underperformance as they outperformed the fixed income index in the custom benchmark.

Vantagepoint Model Portfolio Traditional Growth Fund

Underlying Fund Allocation as of December 31, 2011 (% of Net Assets)

Vantagepoint Model Portfolio Traditional Growth Fund vs. S&P 500 Index and Custom Benchmark:

Growth of $10,000 Invested December 31, 2001*

Vantagepoint Model Portfolio Traditional Growth Fund

Average Annual Total Returns for the periods ended December 31, 2011*

One Year	–0.56%

Three Years	10.93%

Five Years	1.74%

Ten Years	3.77%

Fund Inception Date	April 1, 1996

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 1-800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. The Barclays Capital U.S. Intermediate Aggregate Bond Index consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. A fund’s portfolio may differ significantly from the securities held in the indexes.

Vantagepoint Model Portfolio Long-Term Growth Fund

The Vantagepoint Model Portfolio Long-Term Growth Fund’s objective is to offer high long-term capital growth and modest current income. The principal investment strategy of the Fund is to invest in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 13% fixed income investments, 75% equity investments, and 12% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (a “multi strategy” Fund) in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

FIXED INCOME
Core Bond Index Fund (Class I)	8	%–18%

EQUITY
Equity Income Fund	8	%–18%
Growth & Income Fund	8	%–18%
Growth Fund	7	%–17%
Select Value Fund	4	%–14%
Aggressive Opportunities Fund	4	%–14%
Discovery Fund	0	%–10%
International Fund	11	%–21%

MULTI-STRATEGY
Diversifying Strategies Fund	10	%–14%

Performance

The Vantagepoint Model Portfolio Long-Term Growth Fund lost 1.98% in 2011. The Fund’s market benchmark, the S&P 500 Index, gained 2.11%, while the Fund’s peer group benchmark, the Morningstar Aggressive Allocation Funds Average, a group of mutual funds with similar investment objectives, lost 3.80%. The Fund’s custom benchmark gained 3.29%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocation to those asset classes for the Fund.

The Model Portfolio Long-Term Growth Fund produced a negative absolute return in 2011 primarily due to the underlying equity funds, which mostly generated negative returns for the year. Generally, the funds invested in smaller-capitalization and foreign equities were primary detractors. Exposure to the Core Bond Index Fund (Class I) partially offset the negative return as fixed income securities generally outperformed equities. The Fund’s seven underlying equity funds produced returns ranging from 0.04% for the Equity Income Fund to negative 10.42% for the Aggressive Opportunities Fund. The Fund’s single fixed income fund, the Core Bond Index Fund (Class I), rose 7.41%. Also, the Diversifying Strategies Fund gained 0.10%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund’s underperformance relative to its market benchmark primarily reflected the performance of the underlying equity funds, which trailed this benchmark. Generally, funds invested in smaller-capitalization and foreign funds were primary detractors. The underlying Core Bond Index Fund (Class I) outperformed the Fund’s market benchmark and partially offset this underperformance.

The Fund’s outperformance relative to its peer group benchmark primarily resulted from an underweight allocation to funds invested in foreign equities, which trailed funds invested in U.S. equities. An overweight allocation to funds invested in smaller-capitalization stocks, which trailed funds invested in large-capitalization stocks, was a primary detractor and partially offset the outperformance.

The Fund’s underperformance relative to its custom benchmark primarily resulted from its allocation to equity funds and to the Diversifying Strategies Fund, which trailed the performance of their respective broad market indices in the custom benchmark. The allocation to the Core Bond Index Fund partially offset this underperformance as it outperformed the fixed income index in the custom benchmark.

Vantagepoint Model Portfolio Long-Term Growth Fund

Underlying Fund Allocation as of December 31, 2011 (% of Net Assets)

Vantagepoint Model Portfolio Long-Term Growth Fund vs. S&P 500 Index and Custom Benchmark:

Growth of $10,000 Invested December 31, 2001*

Vantagepoint Model Portfolio Long-Term Growth Fund

Average Annual Total Returns for the periods ended December 31, 2011*

One Year	–1.98%

Three Years	12.09%

Five Years	0.93%

Ten Years	3.71%

Fund Inception Date	April 1, 1996

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 1-800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. The Barclays Capital U.S. Intermediate Aggregate Bond Index consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. A fund’s portfolio may differ significantly from the securities held in the indexes.

Vantagepoint Model Portfolio All-Equity Growth Fund

The Vantagepoint Model Portfolio All-Equity Growth Fund’s objective is to offer high long-term capital growth. The principal investment strategy of the Fund is to invest, under normal circumstances, 100% of its net assets in equity Funds by investing in a combination of other Vantagepoint Funds whose assets are invested, under normal circumstances, at least 80% in equity securities (common and preferred stock) or instruments that provide equity exposure. The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

EQUITY
Equity Income Fund	13	%–23%
Growth & Income Fund	12	%–22%
Growth Fund	12	%–22%
Select Value Fund	5	%–15%
Aggressive Opportunities Fund	5	%–15%
Discovery Fund	4	%–14%
International Fund	15	%–25%

Performance

The Vantagepoint Model Portfolio All-Equity Growth Fund lost 4.23% in 2011. The Fund’s market benchmark, the S&P 500 Index, gained 2.11%, while the Fund’s peer group benchmark, the Morningstar Large Blend Funds Average, a group of mutual funds with similar investment objectives, lost 1.27%. The Fund’s custom benchmark lost 0.86%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocation to those asset classes for the Fund.

The Model Portfolio All-Equity Growth Fund produced a negative absolute return in 2011 due to the mostly negative performance in the Fund’s underlying equity funds. Generally, funds invested in foreign and smaller-capitalization equities were primary detractors from performance. The Fund’s seven underlying equity funds produced returns ranging from 0.04% for the Equity Income Fund to negative 10.42% for the Aggressive Opportunities Fund. Please refer to each underlying fund’s commentary within this report for more information.

The Fund’s underperformance relative to its market benchmark primarily reflected the performance of the underlying equity funds, which trailed the Fund’s market benchmark.

The Fund’s underperformance relative to its peer group benchmark primarily reflected an overweight allocation to funds invested in smaller-capitalization equities, which generally underperformed funds invested in large-capitalization equities, as well as an overweight allocation to funds invested in foreign equities, which underperformed funds invested in U.S. equities. Additionally, the Fund’s overweight allocation to funds invested in emerging market equities detracted from relative performance as funds invested in developed markets generally produced higher returns.

The Fund’s underperformance relative to its custom benchmark resulted from the Fund’s allocation to U.S. equity funds, which trailed the performance of the U.S. equity portion of the custom benchmark. The allocation to the International Fund partially offset this underperformance as it outperformed the international equity index in the custom benchmark.

Vantagepoint Model Portfolio All-Equity Growth Fund

Underlying Fund Allocation as of December 31, 2011 (% of Net Assets)

Vantagepoint Model Portfolio All-Equity Growth Fund vs. S&P 500 Index and Custom Benchmark:

Growth of $10,000 Invested December 31, 2001*

Vantagepoint Model Portfolio All-Equity Growth Fund

Average Annual Total Returns for the periods ended December 31, 2011*

One Year	–4.23%

Three Years	14.13%

Five Years	–0.74%

Ten Years	2.94%

Fund Inception Date	October 1, 2000

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 1-800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes. Those asset class benchmarks are the S&P 500 Index and the MSCI EAFE Index (Net). The MSCI Europe Australasia Far East (EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and approximates the minimum possible dividend reinvestment after deduction of withholding tax according to MSCI Barra’s methodology. Should the percentage allocations to those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. A fund’s portfolio may differ significantly from the securities held in the indexes.

Vantagepoint Milestone Retirement Income Fund

The Vantagepoint Milestone Retirement Income Fund’s objective is to seek to offer current income and opportunities for capital growth that have limited risk.

The principal investment strategy is to invest in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 55% fixed income investments, approximately 25% equity investments, and 20% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (a “multi-strategy” Fund) by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

FIXED INCOME
Low Duration Bond Fund	26	%–36%
Core Bond Index Fund (Class I)	4	%–14%
Inflation Protected Securities Fund	10	%–20%

EQUITY
Equity Income Fund	5	%–15%
Growth & Income Fund	5	%–15%
International Fund	0	%–10%

MULTI-STRATEGY
Diversifying Strategies Fund	15	%–25%

Performance

The Vantagepoint Milestone Retirement Income Fund gained 2.37% in 2011. The Fund’s market benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index, gained 5.97%, while the Fund’s peer group benchmark, the Morningstar Retirement Income Funds Average, a group of mutual funds with similar investment objectives, gained 1.60%. The Fund’s custom benchmark gained 5.22%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocation to those asset classes for the Fund.

The Milestone Retirement Income Fund produced a positive absolute return as the three underlying fixed income funds and the multi-strategy fund provided positive returns, while the three underlying equity funds provided mixed returns. The Inflation Protected Securities Fund increased 11.53%, the Core Bond Index Fund (Class I) rose 7.41% and the Low Duration Bond Fund gained 1.14%. The Equity Income Fund returned 0.04%, Growth & Income Fund lost 0.69% and the International Fund lost 8.57%. The Diversifying Strategies Fund gained 0.10%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund’s underperformance relative to its market benchmark primarily resulted from its allocation to equity funds, which generally underperformed funds invested in fixed income securities as represented by the Fund’s market benchmark. The allocations to the Inflation Protected Securities Fund and Core Bond Index Fund (Class I) partially offset the underperformance as both outperformed the Fund’s market benchmark.

The Fund’s outperformance relative to its peer group benchmark primarily reflected its underweight allocation to U.S. and foreign equities. The Fund also benefited from an underweight allocation to funds invested in smaller-capitalization equities, whose performance generally trailed large-capitalization equities. Additionally, the Fund’s exposure to funds investing in higher-quality fixed income securities aided relative performance. The Fund’s overweight exposure to funds invested in value style equities and the shorter duration of the underlying funds’ fixed income securities detracted from relative performance.

The Fund’s underperformance relative to its custom benchmark primarily resulted from its allocation to equity funds, the Low Duration Bond Fund and the Diversifying Strategies Fund, which trailed the performance of their respective broad market indexes in the custom benchmark. The allocation to the Inflation Protected Securities Fund and Core Bond Index Fund partially offset this underperformance as they outperformed the fixed income index in the custom benchmark.

Vantagepoint Milestone Retirement Income Fund

Underlying Fund Allocation as of December 31, 2011 (% of Net Assets)

Vantagepoint Milestone Retirement Income Fund vs. Barclays Capital U.S. Intermediate Aggregate

Bond Index and Custom Benchmark: Growth of $10,000 Invested January 3, 2005*

Vantagepoint Milestone Retirement Income Fund

Average Annual Total Returns for the periods ended December 31, 2011*

One Year	2.37%

Three Years	8.45%

Five Years	3.13%

Since Inception	3.78%

Fund Inception Date	January 3, 2005

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 1-800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index, consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A fund’s portfolio may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2010 Fund

The Vantagepoint Milestone 2010 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to begin gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2010.

At year-end, the Fund was invested in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

FIXED INCOME
Low Duration Bond Fund	10	%–20%
Core Bond Index Fund (Class I)	1	%–11%
Inflation Protected Securities Fund	10	%–20%

EQUITY
Equity Income Fund	13	%–23%
Growth & Income Fund	6	%–16%
Growth Fund	2	%–12%
International Fund	4	%–14%

MULTI-STRATEGY
Diversifying Strategies Fund	13	%–23%

In 2011, the Fund followed a strategy that as time elapses, the Fund’s allocation to equity investments will periodically decrease and the Fund’s allocation to fixed income and multi-strategy investments will correspondingly increase so that by June 30 of the year 2020 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 25% in equity Funds, 55% in fixed income Funds, and 20% in the multi-strategy Fund.

Performance

The Vantagepoint Milestone 2010 Fund gained 1.41% in 2011. The Fund’s market benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index, gained 5.97%, while the Fund’s peer group benchmark, the Morningstar Target Date 2000-2010 Funds Average, a group of mutual funds with similar investment objectives, gained 0.91%. The Fund’s custom benchmark gained 4.52%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocation to those asset classes for the Fund.

The Milestone 2010 Fund produced a positive absolute return as the three underlying fixed income funds and the multi-strategy fund provided positive returns, while the four underlying equity funds provided mixed returns. The Inflation Protected Securities Fund increased 11.53%, the Core Bond Index Fund (Class I) rose 7.41% and the Low Duration Bond Fund gained 1.14%. The Fund’s underlying equity funds produced returns ranging from 0.04% for the Equity Income Fund to negative 8.57% for the International Fund. The Diversifying Strategies Fund gained 0.10%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund’s underperformance relative to its market benchmark primarily resulted from its allocation to equity funds, which generally underperformed funds invested in fixed income securities as represented by the Fund’s market benchmark. The allocations to the Inflation Protected Securities Fund and Core Bond Index Fund (Class I) partially offset the underperformance as both outperformed the Fund’s market benchmark.

The Fund’s outperformance relative to its peer group benchmark primarily reflected its underweight allocation to funds invested in smaller-capitalization equities, whose performance generally trailed funds invested in large-capitalization equities, as well as an underweight allocation to funds invested in foreign equities, which generally underperformed funds invested in U.S. equities. Additionally, the Fund’s exposure to funds invested in higher-quality fixed income securities aided relative performance. The Fund’s overweight exposure to funds invested in value style equities and the shorter duration of the underlying funds’ fixed income securities detracted from the Fund’s relative performance.

The Fund’s underperformance relative to its custom benchmark primarily resulted from its allocation to equity funds, the Low Duration Bond Fund and the Diversifying Strategies Fund, which trailed the performance of their respective broad market indexes in the custom benchmark. The allocation to the Inflation Protected Securities Fund and Core Bond Index Fund partially offset this underperformance as they outperformed the fixed income index in the custom benchmark.

Vantagepoint Milestone 2010 Fund

Underlying Fund Allocation as of December 31, 2011 (% of Net Assets)

Vantagepoint Milestone 2010 Fund vs. Barclays Capital U.S. Intermediate Aggregate Bond Index and

Custom Benchmark: Growth of $10,000 Invested January 3, 2005*

Vantagepoint Milestone 2010 Fund

Average Annual Total Returns for the periods ended December 31, 2011*

One Year	1.41%

Three Years	9.01%

Five Years	2.65%

Since Inception	3.81%

Fund Inception Date	January 3, 2005

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 1-800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index, consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. A fund’s portfolio may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2015 Fund

The Vantagepoint Milestone 2015 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to begin gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), around the year 2015.

At year-end, the Fund was invested in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

FIXED INCOME
Low Duration Bond Fund	6	%–16%
Core Bond Index Fund (Class I)	5	%–15%
Inflation Protected Securities Fund	4	%–14%

EQUITY
Equity Income Fund	14	%–24%
Growth & Income Fund	6	%–16%
Growth Fund	3	%–13%
Mid/Small Company Index Fund (Class I)	0	%–10%
International Fund	6	%–16%

MULTI-STRATEGY
Diversifying Strategies Fund	12	%–22%

In 2011, the Fund followed a strategy that as time elapses, the Fund’s allocation to equity Funds would periodically decrease and the Fund’s allocation to fixed income and multi-strategy Funds would correspondingly increase so that by June 30 of the year 2025 (ten years after the year indicated in the Fund name), the Fund’s asset allocation would be approximately 25% equity Funds, 55% fixed income Funds, and 20% in a multi-strategy Fund.

Performance

The Vantagepoint Milestone 2015 Fund gained 0.70% in 2011. The Fund’s market benchmark, the S&P 500 Index, gained 2.11%, while the Fund’s peer group benchmark, the Morningstar Target Date 2011–2015 Funds Average, a group of mutual funds with similar investment objectives, lost 0.27%. The Fund’s custom benchmark gained 4.21%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocation to those asset classes for the Fund.

The Milestone 2015 Fund produced a positive absolute return as the three underlying fixed income funds and the multi-strategy fund provided positive returns, while the five underlying equity funds provided mixed returns. The Inflation Protected Securities Fund increased 11.53%, the Core Bond Index Fund (Class I) rose 7.41% and the Low Duration Bond Fund gained 1.14%. The five underlying equity funds produced returns ranging from 0.04% for the Equity Income Fund to negative 8.57% for the International Fund. The Diversifying Strategies Fund gained 0.10%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund’s underperformance relative to its market benchmark primarily reflected the mostly negative performance of the underlying equity funds. Generally, the funds invested in smaller-capitalization and foreign equity securities were primary detractors. The allocation to the fixed income funds partially offset the underperformance as the Inflation Protected Securities Fund and the Core Bond Index Fund (Class I) outperformed the Fund’s market benchmark.

The Fund’s outperformance relative to its peer group benchmark primarily reflected its underweight allocation to funds invested in smaller-capitalization equities, whose performance generally trailed funds invested in large-capitalization equities, as well as an underweight allocation to funds invested in foreign equities, which generally underperformed funds invested in U.S. equities. Additionally, the Fund’s exposure to funds invested in higher-quality fixed income securities aided relative performance. The Fund’s overweight to funds invested in value style equities and the shorter duration of the underlying funds’ fixed income securities detracted from the Fund’s relative performance.

The Fund’s underperformance relative to its custom benchmark primarily resulted from its allocation to equity funds, the Low Duration Bond Fund and the Diversifying Strategies Fund, which trailed the performance of their respective broad market indexes in the custom benchmark. The allocation to the Inflation Protected Securities Fund and Core Bond Index Fund partially offset this underperformance as they outperformed the fixed income index in the custom benchmark.

Vantagepoint Milestone 2015 Fund

Underlying Fund Allocation as of December 31, 2011 (% of Net Assets)

Vantagepoint Milestone 2015 Fund vs. S&P 500 Index and Custom Benchmark:

Growth of $10,000 Invested January 3, 2005*

Vantagepoint Milestone 2015 Fund

Average Annual Total Returns for the periods ended December 31, 2011*

One Year	0.70%

Three Years	10.58%

Five Years	2.01%

Since Inception	3.79%

Fund Inception Date	January 3, 2005

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 1-800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. The Barclays Capital U.S. Intermediate Aggregate Bond Index consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. A fund’s portfolio may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2020 Fund

The Vantagepoint Milestone 2020 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to begin gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2020.

At year-end, the Fund was invested in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

FIXED INCOME
Low Duration Bond Fund	2%–12%
Core Bond Index Fund (Class I)	9%–19%
Inflation Protected Securities Fund	0%–7%

EQUITY
Equity Income Fund	16%–26%
Growth & Income Fund	7%–17%
Growth Fund	3%–13%
Mid/Small Company Index Fund (Class I)	4%–14%
International Fund	7%–17%

MULTI-STRATEGY
Diversifying Strategies Fund	10%–20%

In 2011, the Fund followed a strategy that as time elapses, the Fund’s allocation to equity investments will periodically decrease and the Fund’s allocation to fixed income and multi-strategy investments will correspondingly increase so that by June 30 of the year 2030 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 25% in equity Funds, 55% in fixed income Funds, and 20% in the multi-strategy Fund.

Performance

The Vantagepoint Milestone 2020 Fund lost 0.26% in 2011. The Fund’s market benchmark, the S&P 500 Index, gained 2.11%, while the Fund’s peer group benchmark, the Morningstar Target Date 2016-2020 Funds Average, a group of mutual funds with similar investment objectives, lost 0.22%. The Fund’s custom benchmark gained 3.87%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocation to those asset classes for the Fund.

The Milestone 2020 Fund produced a negative absolute return, as four of the five underlying equity funds declined, while the three fixed income funds and the multi-strategy fund provided positive returns. The five underlying equity funds produced returns ranging from 0.04% for the Equity Income Fund to negative 8.57% for the International Fund. The Inflation Protected Securities Fund increased 11.53%, the Core Bond Index Fund (Class I) rose 7.41% and the Low Duration Bond Fund gained 1.14%. The Diversifying Strategies Fund gained 0.10%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund’s underperformance relative to its market benchmark primarily reflected the mostly negative performance of the underlying equity funds. Generally, the funds invested in smaller-capitalization and foreign equity securities were primary detractors. The allocation to the Inflation Protected Securities Fund and the Core Bond Index Fund (Class I) partially offset the underperformance as these funds outperformed the Fund’s market benchmark.

The Fund’s slight underperformance relative to its peer group benchmark primarily reflected its overweight allocation to equities. The Fund’s overweight to funds invested in value style equities and the shorter duration of the underlying funds’ investments in fixed income securities also detracted from relative performance. The Fund’s underweight allocation to funds invested in foreign equities, which generally underperformed funds invested in U.S. equities, partially offset the underperformance. The Fund’s underweight allocation to funds invested in smaller-capitalization equities, whose performance generally trailed the funds invested in large-capitalization equities, as well as the Fund’s allocation to funds invested in higher-quality fixed income securities also aided relative performance.

The Fund’s underperformance relative to its custom benchmark primarily resulted from its allocation to equity funds, the Low Duration Bond Fund and the Diversifying Strategies Fund, which trailed the performance of their respective broad market indexes in the custom benchmark. The allocation to the Inflation Protected Securities Fund and Core Bond Index Fund partially offset this underperformance as they outperformed the fixed income index in the custom benchmark.

Vantagepoint Milestone 2020 Fund

Underlying Fund Allocation as of December 31, 2011 (% of Net Assets)

Vantagepoint Milestone 2020 Fund vs. S&P 500 Index and Custom Benchmark:

Growth of $10,000 Invested January 3, 2005*

Vantagepoint Milestone 2020 Fund

Average Annual Total Returns for the periods ended December 31, 2011*

One Year	–0.26%

Three Years	11.06%

Five Years	1.43%

Since Inception	3.58%

Fund Inception Date	January 3, 2005

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 1-800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. The Barclays Capital U.S. Intermediate Aggregate Bond Index consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. A fund’s portfolio may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2025 Fund

The Vantagepoint Milestone 2025 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to begin gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2025.

At year-end, the Fund was invested in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

FIXED INCOME
Low Duration Bond Fund	0%–8%
Core Bond Index Fund (Class I)	8%–18%

EQUITY
Equity Income Fund	18%–28%
Growth & Income Fund	8%–18%
Growth Fund	4%–14%
Mid/Small Company Index Fund (Class I)	6%–16%
International Fund	9%–19%

MULTI-STRATEGY
Diversifying Strategies Fund	8%–18%

In 2011, the Fund followed a strategy that as time elapses, the Fund’s allocation to equity investments will periodically decrease and the Fund’s allocation to fixed income and multi-strategy investments will correspondingly increase so that by June 30 of the year 2035 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 25% in equity Funds, 55% in fixed income Funds, and 20% in the multi-strategy Fund.

Performance

The Vantagepoint Milestone 2025 Fund lost 0.85% in 2011. The Fund’s market benchmark, the S&P 500 Index, gained 2.11%, while the Fund’s peer group benchmark, the Morningstar Target Date 2021–2025 Funds Average, a group of mutual funds with similar investment objectives, lost 2.06%. The Fund’s custom benchmark gained 3.51%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocation to those asset classes for the Fund.

The Milestone 2025 Fund produced a negative absolute return as four of the five underlying equity funds declined, while the two underlying fixed income funds and the multi-strategy fund provided positive returns. The Core Bond Index Fund (Class I) rose 7.41% and the Low Duration Bond Fund gained 1.14%. The five underlying equity funds produced returns ranging from 0.04% for the Equity Income Fund to negative 8.57% for the International Fund. The Diversifying Strategies Fund gained 0.10%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund’s underperformance relative to its market benchmark primarily reflected the mostly negative performance of the underlying equity funds. Generally, the funds invested in smaller-capitalization and foreign equity securities were primary detractors. The allocation to the Core Bond Index Fund (Class I) partially offset this underperformance as it outperformed the Fund’s market benchmark.

The Fund’s outperformance relative to its peer group benchmark primarily reflected its underweight allocation to funds invested in smaller-capitalization equities, whose performance generally trailed funds invested in large-capitalization equities, as well as an underweight allocation to funds invested in foreign equities, which generally underperformed funds invested in U.S. equities. Additionally, the Fund’s allocation to funds invested in higher-quality fixed income securities aided relative performance.

The Fund’s overweight to funds invested in value style equities detracted from its relative performance. The Fund’s underperformance relative to its custom benchmark primarily resulted from its allocation to equity funds, the Low Duration Bond Fund and the Diversifying Strategies Fund, which trailed the performance of their respective broad market indexes in the custom benchmark. The allocation to the Core Bond Index Fund partially offset this underperformance as it outperformed the fixed income index in the custom benchmark.

Vantagepoint Milestone 2025 Fund

Underlying Fund Allocation as of December 31, 2011 (% of Net Assets)

Vantagepoint Milestone 2025 Fund vs. S&P 500 Index and Custom Benchmark:

Growth of $10,000 Invested January 3, 2005*

Vantagepoint Milestone 2025 Fund

Average Annual Total Returns for the periods ended December 31, 2011*

One Year	–0.85%

Three Years	11.75%

Five Years	0.95%

Since Inception	3.43%

Fund Inception Date	January 3, 2005

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 1-800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. The Barclays Capital U.S. Intermediate Aggregate Bond Index consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. A fund’s portfolio may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2030 Fund

The Vantagepoint Milestone 2030 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to begin gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2030.

At year-end the Fund was invested in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

FIXED INCOME
Low Duration Bond Fund	0%–6%
Core Bond Index Fund (Class I)	4%–14%

EQUITY
Equity Income Fund	19%–29%
Growth & Income Fund	9%–19%
Growth Fund	5%–15%
Mid/Small Company Index Fund (Class I)	9%–19%
International Fund	11%–21%

MULTI-STRATEGY
Diversifying Strategies Fund	6%–16%

In 2011, the Fund followed a strategy that as time elapses, the Fund’s allocation to equity investments will periodically decrease and the Fund’s allocation to fixed income and multi-strategy investments will correspondingly increase so that by June 30 of the year 2040 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 25% in equity Funds, 55% in fixed income Funds, and 20% in the multi-strategy Fund.

Performance

The Vantagepoint Milestone 2030 Fund lost 1.46% in 2011. The Fund’s market benchmark, the S&P 500 Index, gained 2.11%, while the Fund’s peer group benchmark, the Morningstar Target Date 2026-2030 Funds Average, a group of mutual funds with similar investment objectives, lost 2.26%. The Fund’s custom benchmark gained 3.14%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocation to those asset classes for the Fund.

The Milestone 2030 Fund produced a negative absolute return as four of the five underlying equity funds declined, while the two underlying fixed income funds and the multi-strategy fund provided positive returns. The Core Bond Index Fund (Class I) rose 7.41% and the Low Duration Bond Fund gained 1.14%. The five underlying equity funds produced returns ranging from 0.04% for the Equity Income Fund to negative 8.57% for the International Fund. The Diversifying Strategies Fund gained 0.10%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund’s underperformance relative to its market benchmark primarily reflected the mostly negative performance of the underlying equity funds. Generally, the funds invested in smaller-capitalization and foreign equity securities were primary detractors. The allocation to the Core Bond Index Fund (Class I) partially offset this underperformance as it outperformed the Fund’s market benchmark.

The Fund’s outperformance relative to its peer group benchmark primarily reflected its underweight allocation to funds invested in foreign equities, which generally underperformed funds invested in U.S. equities. Additionally, the Fund’s allocation to funds invested in higher-quality fixed income securities aided relative performance. The Fund’s overweight allocation to equities, particularly funds invested in smaller-capitalization equities, whose performance generally trailed funds invested in large-capitalization equities, detracted from performance. Additionally, the Fund’s overweight to funds invested in value style equities detracted from its relative performance.

The Fund’s underperformance relative to its custom benchmark primarily resulted from its allocation to equity funds, the Low Duration Bond Fund and the Diversifying Strategies Fund, which trailed the performance of their respective broad market indexes in the custom benchmark. The allocation to the Core Bond Index Fund partially offset this underperformance as it outperformed the fixed income index in the custom benchmark.

Vantagepoint Milestone 2030 Fund

Underlying Fund Allocation as of December 31, 2011 (% of Net Assets)

Vantagepoint Milestone 2030 Fund vs. S&P 500 Index and Custom Benchmark:

Growth of $10,000 Invested January 3, 2005*

Vantagepoint Milestone 2030 Fund

Average Annual Total Returns for the periods ended December 31, 2011*

One Year	–1.46%

Three Years	12.38%

Five Years	0.50%

Since Inception	3.28%

Fund Inception Date	January 3, 2005

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 1-800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. The Barclays Capital U.S. Intermediate Aggregate Bond Index consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A fund’s portfolio may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2035 Fund

The Vantagepoint Milestone 2035 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to begin gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2035. At year-end the Fund was invested in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

FIXED INCOME
Low Duration Bond Fund	0%–5%
Core Bond Index Fund (Class I)	1%–11%

EQUITY
Equity Income Fund	21%–31%
Growth & Income Fund	10%–20%
Growth Fund	7%–17%
Mid/Small Company Index Fund (Class I)	13%–23%
International Fund	13%–23%

MULTI-STRATEGY
Diversifying Strategies Fund	1%–11%

In 2011, the Fund followed a strategy that as time elapses, the Fund’s allocation to equity investments will periodically decrease and the Fund’s allocation to fixed income and multi-strategy investments will correspondingly increase so that by June 30 of the year 2045 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately in 25% equity Funds, 55% in fixed income Funds, and 20% in the multi-strategy Fund.

Performance

The Vantagepoint Milestone 2035 Fund lost 2.24% in 2011. The Fund’s market benchmark, the S&P 500 Index, gained 2.11%, while the Fund’s peer group benchmark, the Morningstar Target Date 2031-2035 Funds Average, a group of mutual funds with similar investment objectives, lost 3.51%. The Fund’s custom benchmark gained 2.72%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocation to those asset classes for the Fund.

The Milestone 2035 Fund produced a negative absolute return as four of the five underlying equity funds declined, while the two underlying fixed income funds and the multi-strategy fund provided positive returns. The Core Bond Index Fund (Class I) rose 7.41% and the Low Duration Bond Fund gained 1.14%. The five underlying equity funds produced returns ranging from 0.04% for the Equity Income Fund to negative 8.57% for the International Fund. The Diversifying Strategies Fund gained 0.10%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund’s underperformance relative to its market benchmark primarily reflected the mostly negative performance of the underlying equity funds. Generally, the underlying funds invested in smaller-capitalization and foreign equity securities were primary detractors. The allocation to the Core Bond Index Fund (Class I) partially offset this underperformance as it outperformed the Fund’s market benchmark.

The Fund’s outperformance relative to its peer group benchmark primarily reflected its underweight allocation to funds invested in foreign securities, which generally underperformed funds invested in U.S. equities. The Fund’s overweight allocation to equities, particularly funds invested in smaller-capitalization equities, whose performance generally trailed fund’s invested in large-capitalization equities, detracted from performance. Additionally, the Fund’s overweight to funds invested in value style equities detracted from its relative performance.

The Fund’s underperformance relative to its custom benchmark primarily resulted from its allocation to equity funds, the Low Duration Bond Fund and the Diversifying Strategies Fund, which trailed the performance of their respective broad market indexes in the custom benchmark. The allocation to the Core Bond Index Fund partially offset this underperformance as it outperformed the fixed income index in the custom benchmark.

Vantagepoint Milestone 2035 Fund

Underlying Fund Allocation as of December 31, 2011 (% of Net Assets)

Vantagepoint Milestone 2035 Fund vs. S&P 500 Index and Custom Benchmark:

Growth of $10,000 Invested January 3, 2005*

Vantagepoint Milestone 2035 Fund

Average Annual Total Returns for the periods ended December 31, 2011*

One Year	–2.24%

Three Years	13.04%

Five Years	0.16%

Since Inception	3.15%

Fund Inception Date	January 3, 2005

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 1-800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. The Barclays Capital U.S. Intermediate Aggregate Bond Index consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. A fund’s portfolio may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2040 Fund

The Vantagepoint Milestone 2040 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to begin gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2040.

At year-end the Fund was invested in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

FIXED INCOME
Core Bond Index Fund (Class I)	0%–10%

EQUITY
Equity Income Fund	22%–32%
Growth & Income Fund	11%–21%
Growth Fund	7%–17%
Mid/Small Company Index Fund (Class I)	15%–25%
International Fund	14%–24%

MULTI-STRATEGY
Diversifying Strategies Fund	0%–6%

In 2011, the Fund followed a strategy that as time elapses, the Fund’s allocation to equity investments will periodically decrease and the Fund’s allocation to fixed income and multi-strategy investments will increase so that by June 30 of the year 2050 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 25% in equity Funds, 55% in fixed income Funds, and 20% in the multi-strategy Fund.

Performance

The Vantagepoint Milestone 2040 Fund lost 2.61% in 2011. The Fund’s market benchmark, the S&P 500 Index, gained 2.11%, while the Fund’s peer group benchmark, the Morningstar Target Date 2036-2040 Funds Average, a group of mutual funds with similar investment objectives, lost 3.49%. The Fund’s custom benchmark lost 0.68%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocation to those asset classes for the Fund.

The Milestone 2040 Fund produced a negative absolute return as four of the five underlying equity funds declined, while the underlying fixed income fund and the multi-strategy fund provided positive returns. The Core Bond Index Fund (Class I) rose 7.41%. The five underlying equity funds produced returns ranging from 0.04% for the Equity Income Fund to negative 8.57% for the International Fund. The Diversifying Strategies Fund gained 0.10%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund’s underperformance relative to its market benchmark primarily reflected the mostly negative performance of the underlying equity funds. The underlying funds invested in smaller-capitalization and foreign equity securities were primary detractors. The allocation to the Core Bond Index Fund (Class I) partially offset this underperformance as it outperformed the Fund’s market benchmark.

The Fund’s outperformance relative to its peer group benchmark primarily reflected its underweight allocation to funds invested in foreign equities, which generally underperformed funds invested in U.S. equities. The Fund’s overweight allocation to equities, particularly funds invested in smaller-capitalization equities, whose performance generally trailed funds invested in large-capitalization equities, detracted from performance. Additionally, the Fund’s overweight to funds invested in value style equities detracted from its relative performance.

The Fund’s underperformance relative to its custom benchmark primarily resulted from its allocation to U.S. equity funds and to the Diversifying Strategies Fund, which trailed the performance of the U.S. equity portion of the custom benchmark. The allocation to the International Fund partially offset this underperformance as it outperformed the international equity index in the custom benchmark. The Core Bond Index Fund also outperformed the custom benchmark.

Vantagepoint Milestone 2040 Fund

Underlying Fund Allocation as of December 31, 2011 (% of Net Assets)

Vantagepoint Milestone 2040 Fund vs. S&P 500 Index and Custom Benchmark:

Growth of $10,000 Invested January 3, 2005*

Vantagepoint Milestone 2040 Fund

Average Annual Total Returns for the periods ended December 31, 2011*

One Year	–2.61%

Three Years	13.51%

Five Years	0.03%

Since Inception	3.08%

Fund Inception Date	January 3, 2005

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 1-800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the S&P 500 Index and the MSCI EAFE Index (Net). The MSCI Europe Australasia Far East (EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and approximates the minimum possible dividend reinvestment after deduction of withholding tax according to MSCI Barra’s methodology. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. A fund’s portfolio may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2045 Fund

The Vantagepoint Milestone 2045 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to begin gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2045.

At year-end, the Fund was invested in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

FIXED INCOME
Core Bond Index Fund (Class I)	0	%–10%

EQUITY
Equity Income Fund	22	%–32%
Growth & Income Fund	11	%–21%
Growth Fund	8	%–18%
Mid/Small Company Index Fund (Class I)	15	%–25%
International Fund	14	%–24%

The Fund follows a strategy that as time elapses, the Fund’s allocation to equity investments will periodically decrease, the Fund’s allocation to fixed income investments will increase and an allocation will be added (and increased) to investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (through the “multi-strategy” Fund) so that by June 30 of the year 2055 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 25% in equity Funds, 55% in fixed income Funds, and 20% in the multi-strategy Fund.

Performance

The Vantagepoint Milestone 2045 Fund lost 2.81% in 2011. The Fund’s market benchmark, the S&P 500 Index, gained 2.11%, while the Fund’s peer group benchmark, the Morningstar Target Date 2041-2045 Funds Average, a group of mutual funds with similar investment objectives, lost 4.10%. The Fund’s custom benchmark lost 0.71%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocation to those asset classes for the Fund.

The Milestone 2045 Fund produced a negative absolute return as four of the five underlying equity funds declined, while the underlying fixed income fund provided positive returns. The Core Bond Index Fund (Class I) rose 7.41%. The five underlying equity funds produced returns ranging from 0.04% for the Equity Income Fund to negative 8.57% for the International Fund. Please refer to each underlying fund’s commentary within this report for more information.

The Fund’s underperformance relative to its market benchmark primarily reflected the mostly negative performance of the underlying equity funds. The underlying funds invested in smaller-capitalization and foreign equity securities were primary detractors. Generally, the allocation to the Core Bond Index Fund (Class I) partially offset the underperformance as it outperformed the Fund’s market benchmark.

The Fund’s outperformance relative to its peer group benchmark primarily reflected its underweight allocation to funds invested in foreign equities, which generally underperformed funds invested in U.S. equities. The Fund’s overweight allocation to equities, particularly funds invested in smaller-capitalization equities, whose performance generally trailed funds invested in large-capitalization equities, detracted from performance. Additionally, the Fund’s overweight to funds invested in value style equities detracted from its relative performance.

The Fund’s underperformance relative to its custom benchmark resulted from the Fund’s allocation to U.S. equity funds, which trailed the performance of the U.S. equity portion of the custom benchmark. The allocation to the International Fund partially offset this underperformance as it outperformed the international equity index in the custom benchmark. The Core Bond Index Fund also outperformed the custom benchmark

Vantagepoint Milestone 2045 Fund

Underlying Fund Allocation as of December 31, 2011 (% of Net Assets)

Vantagepoint Milestone 2045 Fund vs. S&P 500 Index and Custom Benchmark:

Growth of $10,000 Invested January 4, 2010*

Vantagepoint Milestone 2045 Fund

Average Annual Total Returns for the periods ended December 31, 2011*

One Year	–2.81%

Since Inception	5.55%

Fund Inception Date	January 4, 2010

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 1-800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the S&P 500 Index and the MSCI EAFE Index (Net). The MSCI Europe Australasia Far East (EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and approximates the minimum possible dividend reinvestment after deduction of withholding tax according to MSCI Barra’s methodology. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. A fund’s portfolio may differ significantly from the securities held in the indexes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Vantagepoint Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Low Duration Bond Fund, Inflation Protected Securities Fund, Equity Income Fund, Growth & Income Fund, Growth Fund, Select Value Fund, Aggressive Opportunities Fund, Discovery Fund, International Fund, Diversifying Strategies Fund, Core Bond Index Fund, 500 Stock Index Fund, Broad Market Index Fund, Mid/Small Company Index Fund, Overseas Equity Index Fund, Model Portfolio Savings Oriented Fund, Model Portfolio Conservative Growth Fund, Model Portfolio Traditional Growth Fund, Model Portfolio Long-Term Growth Fund, Model Portfolio All-Equity Growth Fund, Milestone Retirement Income Fund, Milestone 2010 Fund, Milestone 2015 Fund, Milestone 2020 Fund, Milestone 2025 Fund, Milestone 2030 Fund, Milestone 2035 Fund, Milestone 2040 Fund and Milestone 2045 Fund comprising The Vantagepoint Funds (hereafter referred to as the “Funds”) at December 31, 2011, and the results of each of their operations for the year then ended and changes in each of their net assets for each of the fiscal periods presented, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 29, 2012

THE VANTAGEPOINT FUNDS

Statements of Assets and Liabilities

December 31, 2011

	Low Duration Bond	Inflation Protected Securities	Equity Income
ASSETS:
Investment in securities, at value†	$547,148,015	$592,546,328	$1,923,050,899
Cash	21,397	—	10,266
Cash denominated in foreign currencies	—	207,620	—
Receivables:
Dividends	3,655	6,744	3,140,334
Interest	3,726,638	3,390,736	—
Security lending income	1,040	923	26,753
Investments sold	—	34,360	30,571
Fund shares sold	562,997	10,609,625	426,609
Variation margin on futures contracts	6,016	—	—
Unrealized appreciation on swap agreements	—	390,113	—
Unrealized appreciation on forward foreign currency exchange contracts	149,544	—	—
Due from broker	—	1,223,080	—

Total Assets	551,619,302	608,409,529	1,926,685,432

LIABILITIES:
Payables:
Investments purchased	—	895,048	—
Distributions	476,888	9,659,966	—
Fund shares redeemed	65,082	6,909	313,802
Variation margin on futures contracts	—	15,354	—
Collateral for securities loaned	26,135,756	12,985,716	106,321,976
Options written, at value (Premium $0, $344,660 and $0, respectively)	—	55,581	—
Unrealized depreciation on forward foreign currency exchange contracts	525	—	—
Accrued Expenses:
Advisory fees	44,459	49,039	152,489
Subadviser fees	182,181	277,567	1,596,429
Fund services fees	155,608	171,639	533,718
Administration fees	5,877	5,877	5,876
Directors’ fees and expenses	5,542	5,035	19,185
Other accrued expenses	84,507	90,305	184,667

Total Liabilities	27,156,425	24,218,036	109,128,142

NET ASSETS	$524,462,877	$584,191,493	$1,817,557,290

NET ASSETS REPRESENTED BY:
Paid-in capital	$527,935,769	$536,097,398	$1,753,656,037
Undistributed net investment income	54,940	—	434,949
Accumulated net realized gain (loss) on investments, futures contracts, foreign currency transactions, written options and swap agreements	(2,191,325)	7,213,503	(27,536,238)
Net unrealized appreciation (depreciation) on investments, futures contracts, foreign currency transactions, written options, and swap agreements	(1,336,507)	40,880,592	91,002,542

NET ASSETS	$524,462,877	$584,191,493	$1,817,557,290

CAPITAL SHARES:
Net Assets	$524,462,877	$584,191,493	$1,817,557,290
Shares Outstanding	52,674,986	50,026,155	219,761,207
Net Asset Value offering and redemption price per share (net assets divided by shares outstanding)	$9.96	$11.68	$8.27
Cost of investments	$548,641,112	$552,062,243	$1,832,047,078
Cost of cash denominated in foreign currencies	$—	$213,339	$—

† Includes securities on loan with values of (Note 7):	$25,619,130	$12,756,491	$105,050,315

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Assets and Liabilities

December 31, 2011

	Growth & Income	Growth	Select Value	Aggressive Opportunities
ASSETS:
Investment in securities, at value†	$1,181,812,365	$1,784,119,803	$329,727,881	$1,037,780,468
Cash	—	19,570	—	18,380
Cash denominated in foreign currencies	10,976	—	—	15
Receivables:
Dividends	1,732,176	1,807,058	674,021	901,383
Security lending income	12,560	88,103	2,473	17,576
Investments sold	37,560	2,204,004	698,181	1,628,220
Fund shares sold	240,484	911,132	86,566	134,883
Recoverable foreign taxes	5,845	—	1,327	14,069

Total Assets	1,183,851,966	1,789,149,670	331,190,449	1,040,494,994

LIABILITIES:
Payables:
Investments purchased	—	3,597,755	994,168	4,630,737
Fund shares redeemed	494,443	366,164	41,989	24,544
Collateral for securities loaned	19,398,507	31,704,220	9,537,261	77,024,271
Accrued Expenses:
Advisory fees	97,970	148,515	26,971	80,440
Subadviser fees	870,903	1,465,940	389,496	1,045,923
Fund services fees	342,901	519,812	94,402	281,543
Administration fees	5,877	5,868	5,877	5,877
Directors’ fees and expenses	12,439	19,691	3,443	11,450
Other accrued expenses	146,878	246,259	77,653	119,450

Total Liabilities	21,369,918	38,074,224	11,171,260	83,224,235

NET ASSETS	$1,162,482,048	$1,751,075,446	$320,019,189	$957,270,759

NET ASSETS REPRESENTED BY:
Paid-in capital	$1,081,414,590	$2,117,600,571	$309,802,793	$963,593,986
Undistributed net investment income	3,483,488	488,273	396,382	3,845,757
Accumulated net realized loss on investments and foreign currency transactions	(38,823,476)	(526,162,680)	(16,250,758)	(34,407,190)
Net unrealized appreciation on investments and foreign currency transactions	116,407,446	159,149,282	26,070,772	24,238,206

NET ASSETS	$1,162,482,048	$1,751,075,446	$320,019,189	$957,270,759

CAPITAL SHARES:
Net Assets	$1,162,482,048	$1,751,075,446	$320,019,189	$957,270,759
Shares Outstanding	122,449,138	209,434,183	32,882,003	103,406,547
Net Asset Value offering and redemption price per share (net assets divided by shares outstanding)	$9.49	$8.36	$9.73	$9.26
Cost of investments	$1,065,405,339	$1,624,970,521	$303,657,109	$1,013,541,092
Cost of cash denominated in foreign currencies	$11,448	$—	$—	$16

† Includes securities on loan with values of (Note 7):	$18,975,438	$30,726,352	$9,307,327	$73,139,684

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Assets and Liabilities

December 31, 2011

	Discovery	International	Diversifying Strategies(1)
ASSETS:
Investment in securities, at value†	$213,727,104	$1,177,830,940	$842,487,957
Cash	—	31,533	44,934
Cash denominated in foreign currencies	37	5,080,073	103,194
Receivables:
Dividends	160,090	2,097,679	9,032
Interest	458,865	—	4,195,709
Security lending income	34,618	39,331	—
Investments sold	505	165,313	238,048
Fund shares sold	74,179	1,724,666	423,134
Variation margin on futures contracts	—	—	50,223
Variation margin on purchased options on Euro-Bund futures contracts	—	—	52,495
Recoverable foreign taxes	—	780,238	29,932
Due from broker—options contracts collateral	—	—	307,863
Unrealized appreciation on forward foreign currency exchange contracts	33,429	834,869	4,900,403

Total Assets	214,488,827	1,188,584,642	852,842,924

LIABILITIES:
Payables:
Investments purchased	1,788,196	3,689,473	217,881
Distributions	60,013	—	—
Fund shares redeemed	120,431	37,370	14,871
Variation margin on futures contracts	363,878	—	—
Foreign taxes	—	63,308	—
Collateral for securities loaned	17,935,954	42,926,698	—
Written options, at value (Premium $0, $0 and $554,178, respectively)	—	—	819,341
Unrealized depreciation on forward foreign currency exchange contracts	—	—	836,610
Accrued Expenses:
Advisory fees	16,392	95,751	71,694
Subadviser fees	209,762	1,214,611	716,795
Fund services fees	57,374	335,135	250,931
Administration fees	5,876	5,877	5,877
Directors’ fees and expenses	2,143	12,380	8,965
Other accrued expenses	57,126	240,380	123,193

Total Liabilities	20,617,145	48,620,983	3,066,158

NET ASSETS	$193,871,682	$1,139,963,659	$849,776,766

NET ASSETS REPRESENTED BY:
Paid-in capital	$198,123,921	$1,322,655,342	$845,925,242
Undistributed net investment income (loss)	(1,388)	13,859,239	(5,792,855)
Accumulated net realized gain (loss) on investments, futures contracts, foreign currency transactions, purchased options on Euro-Bund futures, written options and swap agreements	(8,851,652)	(173,692,272)	882,011
Net unrealized appreciation (depreciation) on investments, futures contracts, foreign currency transactions, purchased options on Euro-Bund futures, written options, and swap agreements	4,600,801	(22,858,650)	8,762,368

NET ASSETS	$193,871,682	$1,139,963,659	$849,776,766

CAPITAL SHARES:
Net Assets	$193,871,682	$1,139,963,659	$849,776,766
Shares Outstanding	22,180,697	136,997,403	84,883,903
Net Asset Value offering and redemption price per share (net assets divided by shares outstanding)	$8.74	$8.32	$10.01
Cost of investments	$211,971,993	$1,201,477,074	$839,721,762
Cost of cash denominated in foreign currencies	$36	$5,097,087	$104,162
†Includes securities on loan with values of (Note 7):	$16,788,326	$41,512,238	$—
(1)	Formerly Diversified Assets Fund.

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Assets and Liabilities

December 31, 2011

	Core Bond Index	500 Stock Index	Broad Market Index	Mid/Small Company Index	Overseas Equity Index
ASSETS:
Investment in securities, at value†	$1,222,061,046	$388,609,880	$516,821,220	$442,310,407	$181,054,824
Cash	258,939	1,141	2,881	7,667	785
Cash denominated in foreign currencies	—	—	—	—	2,826,140
Receivables:
Dividends	6,250	564,691	724,758	585,633	280,265
Interest	7,919,985	—	—	—	—
Security lending income	4,079	2,288	11,685	63,915	7,783
Investments sold	17,608,235	61,750	235	634	—
Fund shares sold	5,811,873	462,742	475,383	310,822	163,581
Recoverable foreign taxes	—	—	142	549	222,894
Variation margin on futures contracts	—	—	—	—	38,655
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—	10,818

Total Assets	1,253,670,407	389,702,492	518,036,304	443,279,627	184,605,745

LIABILITIES:
Payables:
Investments purchased	47,738,240	—	—	197,998	—
Distributions	3,561,747	—	—	—	—
Fund shares redeemed	4,192	—	205,553	730,227	28,423
Variation margin on futures contracts	—	28,560	53,554	15,475	—
Collateral for securities loaned	67,598,878	8,219,745	13,848,786	33,680,955	6,602,718
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	—	17,520
Accrued Expenses:
Advisory fees	47,672	15,987	21,111	17,143	7,492
Subadviser fees	58,579	18,815	31,690	31,325	31,851
Fund services fees	232,575	47,792	61,432	75,857	22,534
Administration fees	5,877	5,876	5,877	5,876	5,877
Directors’ fees and expenses	11,233	3,969	5,394	4,260	2,099
Other accrued expenses	171,336	92,293	97,452	79,085	103,252

Total Liabilities	119,430,329	8,433,037	14,330,849	34,838,201	6,821,766

NET ASSETS	$1,134,240,078	$381,269,455	$503,705,455	$408,441,426	$177,783,979

NET ASSETS REPRESENTED BY:
Paid-in capital	$1,089,978,586	$280,376,193	$367,796,505	$372,557,315	$217,251,139
Undistributed net investment income (loss)	9,575	234,960	6,064,305	1,125,658	(465,915)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(22,101,196)	(12,859,309)	(1,480,878)	954,793	(5,680,601)
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	66,353,113	113,517,611	131,325,523	33,803,660	(33,320,644)

NET ASSETS	$1,134,240,078	$381,269,455	$503,705,455	$408,441,426	$177,783,979

CAPITAL SHARES:
Net Assets—Class I	$813,430,671	$94,196,994	$114,674,213	$247,731,818	$44,910,706
Shares Outstanding—Class I	77,713,886	9,456,750	10,569,557	17,665,707	4,888,145
Net Asset Value—Class I, offering and redemption price per share (net assets divided by shares outstanding)	$10.47	$9.96	$10.85	$14.02	$9.19
Net Assets—Class II	$320,809,407	$287,072,461	$389,031,242	$160,709,608	$132,873,273
Shares Outstanding—Class II	30,474,234	30,573,119	38,180,520	12,116,778	15,446,879
Net Asset Value—Class II, offering and redemption price per share (net assets divided by shares outstanding)	$10.53	$9.39	$10.19	$13.26	$8.60
Cost of investments	$1,155,707,933	$275,119,110	$385,546,941	$408,552,465	$214,402,455
Cost of cash denominated in foreign currencies	$—	$—	$—	$—	$2,833,026

† Includes securities on loan with values of (Note 7):	$65,318,202	$7,883,342	$13,383,315	$32,423,689	$6,316,643

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Assets and Liabilities

December 31, 2011

	Model Portfolio Funds
	Savings Oriented	Conservative Growth	Traditional Growth	Long-Term Growth	All-Equity Growth
ASSETS:
Investment in securities of affiliated Mutual Funds, at value(a)	$288,528,239	$556,247,434	$1,366,272,141	$1,712,421,212	$649,916,761
Receivables:
Dividends	874,948	1,217,226	1,557,352	711,149	18,332
Investments sold	47,158	45,006	101,644	124,224	51,831
Fund shares sold	5,844,013	10,192,639	33,353,083	55,091,310	10,172,415

Total Assets	295,294,358	567,702,305	1,401,284,220	1,768,347,895	660,159,339

LIABILITIES:
Payables:
Investments purchased	876,995	1,389,181	2,309,487	1,385,684	568,466
Distributions	5,782,341	10,020,684	32,605,404	54,399,874	9,622,281
Fund shares redeemed	84,172	—	—	16,901	—
Accrued Expenses:
Advisory fees	25,220	48,023	108,454	132,553	55,313
Administration fees	4,893	4,893	4,893	4,893	4,893
Directors’ fees and expenses	3,400	5,903	14,953	18,685	7,307
Other accrued expenses	50,330	69,678	133,266	161,191	75,570

Total Liabilities	6,827,351	11,538,362	35,176,457	56,119,781	10,333,830

NET ASSETS	$288,467,007	$556,163,943	$1,366,107,763	$1,712,228,114	$649,825,509

NET ASSETS REPRESENTED BY:
Paid-in capital	$282,209,921	$550,364,401	$1,384,580,886	$1,739,654,665	$696,981,884
Undistributed net investment income	357,959	953,889	269,550	328,469	1,284,933
Accumulated net realized loss on investments	(8,571,659)	(8,420,516)	(19,205,377)	(6,277,507)	(7,057,957)
Net unrealized appreciation (depreciation) on investments	14,470,786	13,266,169	462,704	(21,477,513)	(41,383,351)

NET ASSETS	$288,467,007	$556,163,943	$1,366,107,763	$1,712,228,114	$649,825,509

CAPITAL SHARES:
Net Assets	$288,467,007	$556,163,943	$1,366,107,763	$1,712,228,114	$649,825,509
Shares Outstanding	11,823,082	23,707,374	63,494,929	84,275,500	34,764,368
Net Asset Value offering and redemption price per share (net assets divided by shares outstanding)	$24.40	$23.46	$21.52	$20.32	$18.69
Cost of investments	$274,057,453	$542,981,265	$1,365,809,437	$1,733,898,725	$691,300,112

(a)	Investment in other Vantagepoint Funds (Note 1).

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Assets and Liabilities

December 31, 2011

	Milestone Funds
	Milestone Retirement Income	Milestone 2010	Milestone 2015	Milestone 2020	Milestone 2025
ASSETS:
Investment in securities of affiliated Mutual Funds, at value(a)	$220,116,455	$222,325,346	$381,911,839	$386,381,155	$301,326,348
Receivables:
Dividends	667,904	626,284	722,369	289,260	133,520
Investments sold	37,542	58,816	31,152	31,355	24,433
Fund shares sold	8,246,893	6,128,733	9,818,795	8,251,757	6,627,578

Total Assets	229,068,794	229,139,179	392,484,155	394,953,527	308,111,879

LIABILITIES:
Payables:
Investments purchased	668,692	627,615	927,154	583,203	483,982
Distributions	8,226,455	6,091,196	9,614,010	7,957,814	6,277,116
Fund shares redeemed	39,164	76,803	—	—	—
Accrued Expenses:
Advisory fees	19,233	19,438	33,244	33,472	26,083
Administration fees	4,893	4,893	4,893	4,893	4,893
Directors’ fees and expenses	2,224	2,247	3,801	3,668	2,850
Other accrued expenses	45,585	42,326	45,593	43,490	42,326

Total Liabilities	9,006,246	6,864,518	10,628,695	8,626,540	6,837,250

NET ASSETS	$220,062,548	$222,274,661	$381,855,460	$386,326,987	$301,274,629

NET ASSETS REPRESENTED BY:
Paid-in capital	$221,485,676	$222,788,022	$383,780,741	$387,076,415	$301,121,870
Undistributed net investment income	—	—	—	6,793	8,340
Accumulated net realized loss on investments	(2,310,727)	(2,563,258)	(8,620,057)	(6,967,836)	(4,001,720)
Net unrealized appreciation on investments	887,599	2,049,897	6,694,776	6,211,615	4,146,139

NET ASSETS	$220,062,548	$222,274,661	$381,855,460	$386,326,987	$301,274,629

CAPITAL SHARES:
Net Assets	$220,062,548	$222,274,661	$381,855,460	$386,326,987	$301,274,629
Shares Outstanding	21,618,502	21,997,421	37,600,428	38,237,540	30,216,917
Net Asset Value offering and redemption price per share (net assets divided by shares outstanding)	$10.18	$10.10	$10.16	$10.10	$9.97
Cost of investments	$219,228,856	$220,275,449	$375,217,063	$380,169,540	$297,180,209

(a)	Investment in other Vantagepoint Funds (Note 1).

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Assets and Liabilities

December 31, 2011

	Milestone Funds
	Milestone 2030	Milestone 2035	Milestone 2040	Milestone 2045
ASSETS:
Investment in securities of affiliated Mutual Funds, at value(a)	$236,502,085	$150,518,411	$146,081,366	$33,475,142
Receivables:
Dividends	69,940	26,714	22,519	5,237
Investments sold	19,163	12,144	11,825	2,707
Fund shares sold	4,729,211	3,098,702	2,828,986	982,106

Total Assets	241,320,399	153,655,971	148,944,696	34,465,192

LIABILITIES:
Payables:
Investments purchased	429,273	288,704	360,491	71,655
Distributions	4,369,878	2,836,713	2,491,014	915,688
Accrued Expenses:
Advisory fees	20,458	12,969	12,625	2,890
Administration fees	4,893	4,893	4,893	5,002
Directors’ fees and expenses	2,240	1,414	1,400	223
Other accrued expenses	41,177	39,660	41,901	36,081

Total Liabilities	4,867,919	3,184,353	2,912,324	1,031,539

NET ASSETS	$236,452,480	$150,471,618	$146,032,372	$33,433,653

NET ASSETS REPRESENTED BY:
Paid-in capital	$233,899,907	$148,104,096	$141,141,901	$32,840,026
Undistributed net investment income	8,932	5,054	2,990	—
Accumulated net realized gain (loss) on investments	(2,828,290)	(2,218,754)	(6,909,128)	502,024
Net unrealized appreciation on investments	5,371,931	4,581,222	11,796,609	91,603

NET ASSETS	$236,452,480	$150,471,618	$146,032,372	$33,433,653

CAPITAL SHARES:
Net Assets	$236,452,480	$150,471,618	$146,032,372	$33,433,653
Shares Outstanding	23,651,239	15,264,320	14,817,707	3,121,914
Net Asset Value offering and redemption price per share (net assets divided by shares outstanding)	$10.00	$9.86	$9.86	$10.71
Cost of investments	$231,130,154	$145,937,189	$134,284,757	$33,383,539

(a)	Investment in other Vantagepoint Funds (Note 1).

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Operations

For the Year Ended December 31, 2011

	Low Duration Bond	Inflation Protected Securities	Equity Income
INVESTMENT INCOME:
Dividends	$37,986	$60,102	$39,882,165
Interest	13,846,799	18,616,321	—
Security lending income	11,756	32,722	468,956
Foreign taxes withheld on dividends	—	(2,675)	(187,885)

Total investment income	13,896,541	18,706,470	40,163,236

EXPENSES:
Advisory (Note 4)	544,108	521,400	1,862,685
Subadviser	750,488	777,814	6,734,963
Fund services	1,904,409	1,824,929	6,519,499
Custodian	43,820	59,259	42,894
Administration	17,951	17,951	17,951
Fund accounting	22,499	22,499	72,606
Legal	29,943	27,538	102,722
Audit	23,244	23,180	23,014
Directors	9,309	8,437	32,289
State license fees and memberships	23,725	37,975	45,582
Other expenses	27,423	41,518	109,763

Total expenses	3,396,919	3,362,500	15,563,968
Less waivers (Note 4)	—	—	(76,072)

Net Expenses	3,396,919	3,362,500	15,487,896

NET INVESTMENT INCOME	10,499,622	15,343,970	24,675,340

NET REALIZED AND UNREALIZED GAIN (LOSS) (Note 2):
Net realized gain (loss) on:
Investments	2,753,773	18,842,962	82,080,509
Forward contracts and foreign currency transactions	(251,249)	13,041	(6,181)
Futures contracts	(579,024)	(3,963,927)	—
Options written	—	422,566	—
Swap agreements	—	(407,271)	—

Net realized gain	1,923,500	14,907,371	82,074,328

Net change in unrealized appreciation (depreciation) on:
Investments	(6,308,739)	26,527,872	(102,159,957)
Forward contracts and foreign currency transactions	127,754	(12,535)	(460)
Futures contracts	19,017	(271,062)	—
Options written	—	499,864	—
Swap agreements	—	202,684	—

Net change in unrealized appreciation (depreciation)	(6,161,968)	26,946,823	(102,160,417)

NET GAIN (LOSS)	(4,238,468)	41,854,194	(20,086,089)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,261,154	$57,198,164	$4,589,251

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Operations

For the Year Ended December 31, 2011

	Growth & Income	Growth	Select Value	Aggressive Opportunities
INVESTMENT INCOME:
Dividends	$22,689,817	$24,078,535	$6,446,450	$11,897,521
Security lending income	137,477	257,910	31,845	374,573
Foreign taxes withheld on dividends	(656)	(70,862)	(1,611)	(252,284)

Total investment income	22,826,638	24,265,583	6,476,684	12,019,810

EXPENSES:
Advisory (Note 4)	1,203,665	1,876,402	332,606	1,068,607
Subadviser	3,665,519	6,625,024	1,643,615	4,658,070
Fund services	4,212,894	6,567,510	1,164,139	3,740,185
Custodian	32,901	17,148	18,185	37,632
Administration	17,951	17,951	17,951	17,951
Fund accounting	47,281	87,283	34,368	46,078
Legal	68,208	103,291	18,995	63,816
Audit	23,141	22,984	23,243	23,244
Directors	20,984	33,345	5,802	19,409
State license fees and memberships	37,122	44,380	18,980	30,912
Other expenses	65,766	88,091	14,491	50,424

Total expenses	9,395,432	15,483,409	3,292,375	9,756,328
Less waivers (Note 4)	(41,831)	(339,560)	—	—

Net Expenses	9,353,601	15,143,849	3,292,375	9,756,328

NET INVESTMENT INCOME	13,473,037	9,121,734	3,184,309	2,263,482

NET REALIZED AND UNREALIZED (LOSS) (Note 2):
Net realized gain (loss) on:
Investments	93,695,272	109,646,065	34,844,389	58,474,759
Forward contracts and foreign currency transactions	(50,156)	—	—	(657)

Net realized gain	93,645,116	109,646,065	34,844,389	58,474,102

Net change in unrealized appreciation (depreciation) on:
Investments	(112,362,003)	(194,568,063)	(36,822,309)	(168,765,390)
Forward contracts and foreign currency transactions	(1,375)	—	—	(362)

Net change in unrealized depreciation	(112,363,378)	(194,568,063)	(36,822,309)	(168,765,752)

NET LOSS	(18,718,262)	(84,921,998)	(1,977,920)	(110,291,650)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,245,225)	$(75,800,264)	$1,206,389	$(108,028,168)

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Operations

For the Year Ended December 31, 2011

	Discovery	International		Diversifying Strategies(1)
INVESTMENT INCOME:
Dividends	$1,647,127	$40,486,625		$1,203,879
Interest	2,023,263	7,916		14,988,998
Security lending income	435,069	1,489,124		—
Foreign taxes withheld on dividends	(13,759)	(3,537,022)		(18,085)

Total investment income	4,091,700	38,446,643		16,174,792

EXPENSES:
Advisory (Note 4)	204,046	1,195,439		878,041
Subadviser	888,796	5,671,129		3,607,948
Fund services	714,173	4,184,103		3,073,190
Custodian	38,334	210,825		112,455
Administration	17,951	17,951		17,951
Fund accounting	18,648	58,534		41,174
Legal	11,889	67,802		148,148
Audit	23,244	23,122		23,244
Directors	3,620	20,843		15,059
State license fees and memberships	17,885	37,257		7,519
Other expenses	9,803	83,512		90,521

Total expenses	1,948,389	11,570,517		8,015,250
Less waivers (Note 4)	—	(158,991)		(594,582)

Net Expenses	1,948,389	11,411,526		7,420,668

NET INVESTMENT INCOME	2,143,311	27,035,117		8,754,124

NET REALIZED AND UNREALIZED (LOSS) (Note 2):
Net realized gain (loss) on:
Investments	8,872,967	14,450,774		17,499,596
Forward contracts and foreign currency transactions	(104,104)	(309,539)		(4,798,215)
Futures contracts	(3,505,283)	—		(3,420,220)
Written options	—	—		247,986
Purchased options on Euro-Bund futures contracts	—	—		(6,297,919)
Swap agreements	—	—		(101,348)

Net realized gain	5,263,580	14,141,235		3,129,880

Net change in unrealized appreciation (depreciation) on:
Investments	(19,235,698)	(138,572,330	)(a)	(19,508,229)
Forward contracts and foreign currency transactions	33,156	716,501		3,149,463
Futures contracts	440,364	—		(219,469)
Written options	—	—		(282,401)
Purchased options on Euro-Bund futures contracts	—	—		2,475,721
Swap agreements	—	—		1,853,545

Net change in unrealized depreciation	(18,762,178)	(137,855,829)		(12,531,370)

NET LOSS	(13,498,598)	(123,714,594)		(9,401,490)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,355,287)	$(96,679,477)		$(647,366)

(a)	Net of decrease in deferred foreign tax of $60,606.
(1)	Formerly Diversified Assets Fund.

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Operations

For the Year Ended December 31, 2011

	Core Bond Index	500 Stock Index	Broad Market Index	Mid/Small Company Index	Overseas Equity Index
INVESTMENT INCOME:
Dividends	$33,345	$7,960,535	$10,070,585	$5,925,591	$7,241,216
Interest	37,811,648	443	229	243	1,669
Security lending income	71,417	44,068	156,906	497,144	229,627
Foreign taxes withheld on dividends	(1,377)	—	(1,187)	(3,923)	(596,633)

Total investment income	37,915,033	8,005,046	10,226,533	6,419,055	6,875,879

EXPENSES:
Advisory (Note 4)	558,165	192,842	258,362	209,324	99,511
Subadviser	236,621	77,859	120,020	128,721	139,410
Fund services Class I	2,478,890	297,449	370,009	748,539	160,533
Fund services Class II	290,014	286,533	393,384	169,129	145,510
Custodian	133,339	22,165	40,192	38,777	44,880
Administration	17,951	17,951	17,951	17,951	17,951
Fund accounting	40,429	22,499	22,498	22,499	22,499
Legal	61,562	21,356	30,271	22,521	10,418
Audit	23,245	23,246	23,246	23,243	23,243
Directors	18,861	6,681	9,122	7,141	3,543
State license fees and memberships	43,889	64,187	42,675	40,904	55,053
Other expenses	48,556	21,760	25,680	34,347	63,063

Total expenses	3,951,522	1,054,528	1,353,410	1,463,096	785,614

NET INVESTMENT INCOME	33,963,511	6,950,518	8,873,123	4,955,959	6,090,265

NET REALIZED AND UNREALIZED GAIN (LOSS) (Note 2):
Net realized gain (loss) on:
Investments	13,157,942	4,828,842	16,504,617	17,603,556	(1,221,463)
Forward contracts and foreign currency transactions	—	—	—	—	56,349
Futures contracts	—	1,018,891	742,739	(778,542)	(306,178)

Net realized gain (loss)	13,157,942	5,847,733	17,247,356	16,825,014	(1,471,292)

Net change in unrealized appreciation (depreciation) on:
Investments	34,307,648	(4,795,590)	(19,054,951)	(36,497,049)	(29,359,699)
Forward contracts and foreign currency transactions	—	—	—	—	(7,827)
Futures contracts	—	(162,717)	(46,596)	51,515	45,105

Net change in unrealized appreciation (depreciation)	34,307,648	(4,958,307)	(19,101,547)	(36,445,534)	(29,322,421)

NET GAIN (LOSS)	47,465,590	889,426	(1,854,191)	(19,620,520)	(30,793,713)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$81,429,101	$7,839,944	$7,018,932	$(14,664,561)	$(24,703,448)

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Operations

For the Year Ended December 31, 2011

	Model Portfolio Funds
	Savings Oriented	Conservative Growth	Traditional Growth	Long-Term Growth	All-Equity Growth
INVESTMENT INCOME:
Dividend income from affiliated mutual funds(a)	$6,085,881	$10,307,657	$23,508,287	$27,569,033	$9,503,904

Total investment income	6,085,881	10,307,657	23,508,287	27,569,033	9,503,904

EXPENSES:
Advisory (Note 4)	320,867	567,588	1,301,301	1,590,047	677,215
Custodian	2,190	2,190	2,190	2,190	2,190
Administration	14,958	14,957	14,958	14,958	14,958
Fund accounting	12,465	17,885	46,132	62,118	25,708
Legal	18,888	32,573	83,573	103,090	39,891
Audit	17,498	17,435	17,337	17,498	17,498
Directors	5,723	9,946	25,242	31,506	12,326
State license fees and memberships	22,995	23,360	23,589	27,360	22,265
Other expenses	17,654	29,683	70,631	93,059	40,608

Total expenses	433,238	715,617	1,584,953	1,941,826	852,659

NET INVESTMENT INCOME	5,652,643	9,592,040	21,923,334	25,627,207	8,651,245

NET REALIZED AND UNREALIZED GAIN (LOSS) (Note 2):
Net realized gain (loss) on investments	(2,447,541)	930,730	28,813,215	29,198,347	(2,373,384)
Realized gain distributions from affiliated mutual funds	1,970,756	4,722,605	12,558,825	18,442,349	7,041,702
Net change in unrealized appreciation (depreciation) on investments	1,450,544	(8,573,402)	(70,336,673)	(108,133,801)	(41,317,903)

NET GAIN (LOSS)	973,759	(2,920,067)	(28,964,633)	(60,493,105)	(36,649,585)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,626,402	$6,671,973	$(7,041,299)	$(34,865,898)	$(27,998,340)

(a)	Received from other Vantagepoint Funds (Note 1).

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Operations

For the Year Ended December 31, 2011

	Milestone Funds
	Milestone Retirement Income	Milestone 2010	Milestone 2015	Milestone 2020	Milestone 2025
INVESTMENT INCOME:
Dividend income from affiliated mutual funds(a)	$4,314,231	$4,274,463	$7,062,337	$6,930,965	$5,358,367

Total investment income	4,314,231	4,274,463	7,062,337	6,930,965	5,358,367

EXPENSES:
Advisory (Note 4)	222,500	224,613	381,084	372,578	289,219
Custodian	365	365	365	365	365
Administration	14,958	14,958	14,958	14,958	14,957
Fund accounting	12,465	12,465	12,465	12,465	12,465
Legal	12,170	12,230	20,148	19,026	14,743
Audit	17,517	17,517	17,517	17,517	17,517
Directors	3,738	3,778	6,370	6,128	4,755
State license fees and memberships	23,725	24,820	24,090	22,630	21,170
Other expenses	33,180	28,243	37,813	34,679	29,879

Total expenses	340,618	338,989	514,810	500,346	405,070

NET INVESTMENT INCOME	3,973,613	3,935,474	6,547,527	6,430,619	4,953,297

NET REALIZED AND UNREALIZED GAIN (LOSS) (Note 2):
Net realized gain (loss) on investments	5,778,814	6,018,751	(3,234,976)	(5,100,777)	(3,464,558)
Realized gain distributions from affiliated mutual funds	1,498,687	1,768,873	3,474,810	3,622,008	3,050,416
Net change in unrealized appreciation (depreciation) on investments	(6,109,472)	(8,706,661)	(4,786,269)	(6,768,227)	(7,766,396)

NET GAIN (LOSS)	1,168,029	(919,037)	(4,546,435)	(8,246,996)	(8,180,538)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,141,642	$3,016,437	$2,001,092	$(1,816,377)	$(3,227,241)

(a)	Received from other Vantagepoint Funds (Note 1).

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Operations

For the Year Ended December 31, 2011

	Milestone Funds
	Milestone 2030	Milestone 2035	Milestone 2040	Milestone 2045
INVESTMENT INCOME:
Dividend income from affiliated mutual funds(a)	$4,069,395	$2,551,667	$2,579,451	$590,037

Total investment income	4,069,395	2,551,667	2,579,451	590,037

EXPENSES:
Advisory (Note 4)	226,919	143,193	140,322	28,982
Custodian	365	365	365	704
Administration	14,957	14,958	14,957	15,002
Fund accounting	12,465	12,465	12,465	12,479
Legal	11,709	7,325	7,329	2,617
Audit	17,517	17,517	17,517	17,468
Directors	3,746	2,357	2,337	364
State license fees and memberships	19,710	18,980	19,710	19,445
Other expenses	25,777	20,604	19,280	5,463

Total expenses	333,165	237,764	234,282	102,524
Less reimbursements/waivers (Note 4)	—	—	—	(1,479)

Net Expenses	333,165	237,764	234,282	101,045

NET INVESTMENT INCOME	3,736,230	2,313,903	2,345,169	488,992

NET REALIZED AND UNREALIZED (LOSS) (Note 2):
Net realized gain (loss) on investments	(3,053,478)	(2,481,276)	(793,665)	436,915
Realized gain distributions from affiliated mutual funds	2,659,702	1,866,697	1,857,828	425,290
Net change in unrealized appreciation (depreciation) on investments	(7,385,447)	(5,353,565)	(7,456,184)	(2,482,770)

NET LOSS	(7,779,223)	(5,968,144)	(6,392,021)	(1,620,565)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,042,993)	$(3,654,241)	$(4,046,852)	$(1,131,573)

(a)	Received from other Vantagepoint Funds (Note 1).

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Low Duration Bond		Inflation Protected Securities
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Increase (decrease) in net assets resulting from operations:
Net investment income	$10,499,622	$11,368,342	$15,343,970	$7,493,347
Net realized gain	1,923,500	7,891,404	14,907,371	13,341,834
Net change in unrealized appreciation (depreciation)	(6,161,968)	(4,644,205)	26,946,823	2,863,005

Net increase in net assets resulting from operations	6,261,154	14,615,541	57,198,164	23,698,186

Distributions to shareholders from:
Net investment income	(10,532,013)	(11,819,982)	(16,239,280)	(7,562,392)
Net realized gain	—	—	(9,659,966)	(7,414,344)

Total distributions	(10,532,013)	(11,819,982)	(25,899,246)	(14,976,736)

Capital share transactions:
Proceeds from sale of shares	89,913,269	153,859,333	143,708,312	176,197,701
Reinvestment of distributions	10,532,013	11,819,982	25,899,246	14,976,736
Value of shares redeemed	(109,420,716)	(148,424,550)	(108,716,628)	(46,683,849)

Net increase (decrease) from capital share transactions	(8,975,434)	17,254,765	60,890,930	144,490,588

Total increase (decrease) in net assets	(13,246,293)	20,050,324	92,189,848	153,212,038

NET ASSETS at beginning of year	537,709,170	517,658,846	492,001,645	338,789,607

NET ASSETS at end of year	$524,462,877	$537,709,170	$584,191,493	$492,001,645

Accumulated net investment income included in net assets at end of year	$54,940	$268,741	$—	$—

SHARE TRANSACTIONS:
Number of shares sold	8,967,929	15,262,796	12,432,838	16,047,775
Number of shares issued through reinvestment of dividends and distributions	1,050,169	1,174,377	2,259,024	1,363,298
Number of shares redeemed	(10,914,618)	(14,867,466)	(9,446,370)	(4,244,002)

Net increase (decrease) in shares outstanding	(896,520)	1,569,707	5,245,492	13,167,071

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Equity Income		Growth & Income
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Increase (decrease) in net assets resulting from operations:
Net investment income	$24,675,340	$19,287,303	$13,473,037	$9,774,009
Net realized gain	82,074,328	68,128,714	93,645,116	80,869,349
Net change in unrealized appreciation (depreciation)	(102,160,417)	126,234,519	(112,363,378)	65,787,259

Net increase (decrease) in net assets resulting from operations	4,589,251	213,650,536	(5,245,225)	156,430,617

Distributions to shareholders from:
Net investment income	(46,144,465)	(17,413,710)	(13,366,132)	(9,595,362)
Net realized gain	(30,409,530)	—	—	—

Total distributions	(76,553,995)	(17,413,710)	(13,366,132)	(9,595,362)

Capital share transactions:
Proceeds from sale of shares	165,692,872	258,561,722	111,888,165	156,434,244
Reinvestment of distributions	76,552,827	17,413,211	13,365,853	9,595,165
Value of shares redeemed	(220,228,833)	(120,905,222)	(172,282,535)	(108,378,342)

Net increase (decrease) from capital share transactions	22,016,866	155,069,711	(47,028,517)	57,651,067

Total increase (decrease) in net assets	(49,947,878)	351,306,537	(65,639,874)	204,486,322

NET ASSETS at beginning of year	1,867,505,168	1,516,198,631	1,228,121,922	1,023,635,600

NET ASSETS at end of year	$1,817,557,290	$1,867,505,168	$1,162,482,048	$1,228,121,922

Accumulated net investment income included in net assets at end of year	$434,949	$19,713,747	$3,483,488	$3,389,224

SHARE TRANSACTIONS:
Number of shares sold	19,316,926	32,408,118	11,824,262	17,780,947
Number of shares issued through reinvestment of dividends and distributions	9,509,668	2,051,026	1,451,233	1,002,630
Number of shares redeemed	(25,142,453)	(15,260,016)	(17,795,739)	(12,392,060)

Net increase (decrease) in shares outstanding	3,684,141	19,199,128	(4,520,244)	6,391,517

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Growth		Select Value
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Increase (decrease) in net assets resulting from operations:
Net investment income	$9,121,734	$11,957,271	$3,184,309	$3,055,195
Net realized gain	109,646,065	132,859,679	34,844,389	29,416,353
Net change in unrealized appreciation (depreciation)	(194,568,063)	112,223,450	(36,822,309)	26,343,846

Net increase (decrease) in net assets resulting from operations	(75,800,264)	257,040,400	1,206,389	58,815,394

Distributions to shareholders from:
Net investment income	(9,226,338)	(12,440,966)	(2,974,231)	(2,972,119)

Total distributions	(9,226,338)	(12,440,966)	(2,974,231)	(2,972,119)

Capital share transactions:
Proceeds from sale of shares	88,778,128	118,629,311	40,187,068	18,344,078
Reinvestment of distributions	9,226,338	12,440,966	2,974,231	2,972,119
Value of shares redeemed	(233,709,687)	(218,394,942)	(59,710,708)	(34,623,221)

Net decrease from capital share transactions	(135,705,221)	(87,324,665)	(16,549,409)	(13,307,024)

Total increase (decrease) in net assets	(220,731,823)	157,274,769	(18,317,251)	42,536,251

NET ASSETS at beginning of year	1,971,807,269	1,814,532,500	338,336,440	295,800,189

NET ASSETS at end of year	$1,751,075,446	$1,971,807,269	$320,019,189	$338,336,440

Accumulated net investment income included in net assets at end of year	$488,273	$404,263	$396,382	$296,258

SHARE TRANSACTIONS:
Number of shares sold	10,466,360	15,096,886	4,179,747	2,148,934
Number of shares issued through reinvestment of dividends and distributions	1,127,914	1,429,996	314,401	304,833
Number of shares redeemed	(26,864,686)	(27,614,863)	(5,991,582)	(3,932,125)

Net decrease in shares outstanding	(15,270,412)	(11,087,981)	(1,497,434)	(1,478,358)

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Aggressive Opportunities		Discovery
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Increase (decrease) in net assets resulting from operations:
Net investment income	$2,263,482	$505,137	$2,143,311	$1,783,425
Net realized gain	58,474,102	150,445,498	5,263,580	41,836,563
Net change in unrealized appreciation (depreciation)	(168,765,752)	34,516,017	(18,762,178)	2,640,839

Net increase (decrease) in net assets resulting from operations	(108,028,168)	185,466,652	(11,355,287)	46,260,827

Distributions to shareholders from:
Net investment income	(3,492,614)	—	(2,156,271)	(1,907,086)
Net realized gain	(78,909,119)	—	—	—

Total distributions	(82,401,733)	—	(2,156,271)	(1,907,086)

Capital share transactions:
Proceeds from sale of shares	59,715,009	66,682,250	34,078,276	24,685,115
Reinvestment of distributions	82,401,733	—	2,156,271	1,907,086
Value of shares redeemed	(141,985,872)	(114,677,378)	(41,621,265)	(36,350,248)

Net increase (decrease) from capital share transactions	130,870	(47,995,128)	(5,386,718)	(9,758,047)

Total increase (decrease) in net assets	(190,299,031)	137,471,524	(18,898,276)	34,595,694

NET ASSETS at beginning of year	1,147,569,790	1,010,098,266	212,769,958	178,174,264

NET ASSETS at end of year	$957,270,759	$1,147,569,790	$193,871,682	$212,769,958

Accumulated net investment income (loss) included in net assets at end of year	$3,845,757	$623,831	$(1,388)	$(49,562)

SHARE TRANSACTIONS:
Number of shares sold	5,873,382	6,533,411	3,935,791	3,105,575
Number of shares issued through reinvestment of dividends and distributions	9,145,586	—	253,195	205,015
Number of shares redeemed	(12,840,586)	(11,440,999)	(4,583,506)	(4,380,347)

Net increase (decrease) in shares outstanding	2,178,382	(4,907,588)	(394,520)	(1,069,757)

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	International		Diversifying Strategies(1)
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Increase (decrease) in net assets resulting from operations:
Net investment income	$27,035,117	$20,744,447	$8,754,124	$7,806,302
Net realized gain	14,141,235	20,637,444	3,129,880	6,694,400
Net change in unrealized appreciation (depreciation)	(137,855,829)	47,499,370	(12,531,370)	20,775,645

Net increase (decrease) in net assets resulting from operations	(96,679,477)	88,881,261	(647,366)	35,276,347

Distributions to shareholders from:
Net investment income	(28,267,374)	(22,937,847)	(2,003,574)	(15,514,149)
Net realized gain	—	—	(11,262,657)	—

Total distributions	(28,267,374)	(22,937,847)	(13,266,231)	(15,514,149)

Capital share transactions:
Proceeds from sale of shares	180,804,130	221,751,601	125,684,627	431,006,703
Reinvestment of distributions	28,267,374	22,937,847	13,266,231	15,514,149
Value of shares redeemed	(162,924,179)	(107,496,325)	(145,851,609)	(48,887,751)

Net increase (decrease) from capital share transactions	46,147,325	137,193,123	(6,900,751)	397,633,101

Total increase (decrease) in net assets	(78,799,526)	203,136,537	(20,814,348)	417,395,299

NET ASSETS at beginning of year	1,218,763,185	1,015,626,648	870,591,114	453,195,815

NET ASSETS at end of year	$1,139,963,659	$1,218,763,185	$849,776,766	$870,591,114

Accumulated net investment income (loss) included in net assets at end of year	$13,859,239	$11,574,953	$(5,792,855)	$(1,755,777)

SHARE TRANSACTIONS:
Number of shares sold	20,269,574	25,357,736	12,311,251	43,063,258
Number of shares issued through reinvestment of dividends and distributions	3,494,113	2,493,244	1,334,631	1,531,505
Number of shares redeemed	(17,194,310)	(12,161,106)	(14,437,106)	(4,948,332)

Net increase (decrease) in shares outstanding	6,569,377	15,689,874	(791,224)	39,646,431

(1)	Formerly Diversified Assets Fund.

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Core Bond Index		500 Stock Index
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Increase (decrease) in net assets resulting from operations:
Net investment income	$33,963,511	$33,435,459	$6,950,518	$6,035,497
Net realized gain	13,157,942	7,955,159	5,847,733	4,234,237
Net change in unrealized appreciation (depreciation)	34,307,648	16,038,999	(4,958,307)	38,084,448

Net increase in net assets resulting from operations	81,429,101	57,429,617	7,839,944	48,354,182

Distributions to shareholders from:
Net investment income—Class I	(29,321,806)	(28,430,963)	(1,457,030)	(1,428,297)
Net investment income—Class II	(10,828,719)	(10,420,610)	(5,368,593)	(4,640,755)

Total distributions	(40,150,525)	(38,851,573)	(6,825,623)	(6,069,052)

Capital share transactions:
Proceeds from sale of shares—Class I	154,830,581	203,777,877	15,004,449	14,588,594
Proceeds from sale of shares—Class II	55,189,411	50,001,904	42,704,327	37,573,481
Reinvestment of distributions—Class I	29,321,806	28,430,963	1,456,429	1,427,754
Reinvestment of distributions—Class II	10,828,719	10,420,610	5,368,593	4,640,755
Value of shares redeemed—Class I	(226,620,000)	(278,819,887)	(25,473,968)	(10,331,582)
Value of shares redeemed—Class II	(37,910,366)	(20,765,381)	(42,890,111)	(29,614,247)

Net increase (decrease) from capital share transactions	(14,359,849)	(6,953,914)	(3,830,281)	18,284,755

Total increase (decrease) in net assets	26,918,727	11,624,130	(2,815,960)	60,569,885

NET ASSETS at beginning of year	1,107,321,351	1,095,697,221	384,085,415	323,515,530

NET ASSETS at end of year	$1,134,240,078	$1,107,321,351	$381,269,455	$384,085,415

Accumulated net investment income included in net assets at end of year	$9,575	$14,310	$234,960	$139,469

SHARE TRANSACTIONS:
Number of shares sold—Class I	15,075,414	19,999,683	1,487,565	1,592,115
Number of shares issued through reinvestment of dividends and distributions—Class I	2,857,923	2,799,424	150,925	145,097
Number of shares redeemed—Class I	(21,873,215)	(27,859,444)	(2,498,225)	(1,159,827)

Net increase (decrease) in shares outstanding—Class I	(3,939,878)	(5,060,337)	(859,735)	577,385

Number of shares sold—Class II	5,322,939	4,856,998	4,508,609	4,346,334
Number of shares issued through reinvestment of dividends and distributions—Class II	1,048,508	1,020,016	589,955	499,543
Number of shares redeemed—Class II	(3,690,535)	(2,041,422)	(4,489,530)	(3,458,473)

Net increase in shares outstanding—Class II	2,680,912	3,835,592	609,034	1,387,404

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Broad Market Index		Mid/Small Company Index
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Increase (decrease) in net assets resulting from operations:
Net investment income	$8,873,123	$8,214,664	$4,955,959	$3,699,440
Net realized gain	17,247,356	10,774,722	16,825,014	10,490,951
Net change in unrealized appreciation (depreciation)	(19,101,547)	61,434,056	(36,445,534)	65,038,295

Net increase (decrease) in net assets resulting from operations	7,018,932	80,423,442	(14,664,561)	79,228,686

Distributions to shareholders from:
Net investment income—Class I	(1,639,619)	(1,698,268)	(2,428,025)	(1,856,518)
Net investment income—Class II	(6,889,586)	(6,388,942)	(2,001,727)	(1,502,952)
Net realized gain—Class I	—	—	(10,097,260)	(4,324,029)
Net realized gain—Class II	—	—	(6,898,716)	(2,957,241)

Total distributions	(8,529,205)	(8,087,210)	(21,425,728)	(10,640,740)

Capital share transactions:
Proceeds from sale of shares—Class I	11,415,454	8,161,973	61,546,128	78,493,509
Proceeds from sale of shares—Class II	36,872,748	40,387,637	37,937,915	45,105,812
Reinvestment of distributions—Class I	1,639,619	1,698,268	12,524,481	6,179,653
Reinvestment of distributions—Class II	6,889,586	6,388,942	8,900,443	4,460,193
Value of shares redeemed—Class I	(30,043,681)	(15,130,889)	(49,925,329)	(15,906,098)
Value of shares redeemed—Class II	(59,260,258)	(54,166,831)	(31,424,662)	(13,566,570)

Net increase (decrease) from capital share transactions	(32,486,532)	(12,660,900)	39,558,976	104,766,499

Total increase (decrease) in net assets	(33,996,805)	59,675,332	3,468,687	173,354,445

NET ASSETS at beginning of year	537,702,260	478,026,928	404,972,739	231,618,294

NET ASSETS at end of year	$503,705,455	$537,702,260	$408,441,426	$404,972,739

Accumulated net investment income included in net assets at end of year	$6,064,305	$5,871,309	$1,125,658	$684,655

SHARE TRANSACTIONS:
Number of shares sold—Class I	1,031,697	823,042	4,144,118	5,770,721
Number of shares issued through reinvestment of dividends and distributions—Class I	155,857	157,393	918,217	406,557
Number of shares redeemed—Class I	(2,681,236)	(1,566,504)	(3,234,606)	(1,203,680)

Net increase (decrease) in shares outstanding—Class I	(1,493,682)	(586,069)	1,827,729	4,973,598

Number of shares sold—Class II	3,538,800	4,472,508	2,563,731	3,480,050
Number of shares issued through reinvestment of dividends and distributions—Class II	697,326	629,452	689,957	309,306
Number of shares redeemed—Class II	(5,602,099)	(5,751,688)	(2,173,431)	(1,063,592)

Net increase (decrease) in shares outstanding—Class II	(1,365,973)	(649,728)	1,080,257	2,725,764

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Overseas Equity Index
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Increase (decrease) in net assets resulting from operations:
Net investment income	$6,090,265	$4,377,431
Net realized loss	(1,471,292)	(311,721)
Net change in unrealized appreciation (depreciation)	(29,322,421)	10,232,532

Net increase (decrease) in net assets resulting from operations	(24,703,448)	14,298,242

Distributions to shareholders from:
Net investment income—Class I	(1,300,170)	(1,217,868)
Net investment income—Class II	(4,495,031)	(3,668,751)

Total distributions	(5,795,201)	(4,886,619)

Capital share transactions:
Proceeds from sale of shares—Class I	5,355,854	8,123,045
Proceeds from sale of shares—Class II	20,846,747	23,326,692
Reinvestment of distributions—Class I	1,300,170	1,217,868
Reinvestment of distributions—Class II	4,495,031	3,668,751
Value of shares redeemed—Class I	(11,561,711)	(7,089,014)
Value of shares redeemed—Class II	(19,010,679)	(12,740,308)

Net increase from capital share transactions	1,425,412	16,507,034

Total increase (decrease) in net assets	(29,073,237)	25,918,657

NET ASSETS at beginning of year	206,857,216	180,938,559

NET ASSETS at end of year	$177,783,979	$206,857,216

Accumulated net investment loss included in net assets at end of year	$(465,915)	$(832,919)

SHARE TRANSACTIONS:
Number of shares sold—Class I	497,952	794,858
Number of shares issued through reinvestment of dividends and distributions—Class I	145,923	114,307
Number of shares redeemed—Class I	(1,083,214)	(719,758)

Net increase (decrease) in shares outstanding—Class I	(439,339)	189,407

Number of shares sold—Class II	2,110,621	2,446,773
Number of shares issued through reinvestment of dividends and distributions—Class II	538,972	366,711
Number of shares redeemed—Class II	(1,885,576)	(1,341,339)

Net increase in shares outstanding—Class II	764,017	1,472,145

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Model Portfolio Funds
	Savings Oriented		Conservative Growth
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Increase (decrease) in net assets resulting from operations:
Net investment income	$5,652,643	$6,337,201	$9,592,040	$9,904,540
Net realized gain (loss)	(476,785)	(2,640,382)	5,653,335	2,312,457
Net change in unrealized appreciation (depreciation)	1,450,544	17,590,586	(8,573,402)	33,658,884

Net increase in net assets resulting from operations	6,626,402	21,287,405	6,671,973	45,875,881

Distributions to shareholders from:
Net investment income	(5,656,447)	(6,476,782)	(9,593,725)	(10,064,194)
Net realized gain	(125,894)	—	(426,959)	—

Total distributions	(5,782,341)	(6,476,782)	(10,020,684)	(10,064,194)

Capital share transactions:
Proceeds from sale of shares	34,730,309	39,888,620	40,299,829	59,902,564
Reinvestment of distributions	5,781,314	6,475,804	10,020,684	10,063,438
Value of shares redeemed	(91,421,580)	(29,938,691)	(77,719,720)	(47,048,924)

Net increase (decrease) from capital share transactions	(50,909,957)	16,425,733	(27,399,207)	22,917,078

Total increase (decrease) in net assets	(50,065,896)	31,236,356	(30,747,918)	58,728,765

NET ASSETS at beginning of year	338,532,903	307,296,547	586,911,861	528,183,096

NET ASSETS at end of year	$288,467,007	$338,532,903	$556,163,943	$586,911,861

Accumulated net investment income included in net assets at end of year	$357,959	$628,890	$953,889	$1,371,379

SHARE TRANSACTIONS:
Number of shares sold	1,400,880	1,671,899	1,682,331	2,629,989
Number of shares issued through reinvestment of dividends and distributions	236,939	266,165	427,139	425,875
Number of shares redeemed	(3,733,716)	(1,255,126)	(3,250,086)	(2,071,257)

Net increase (decrease) in shares outstanding	(2,095,897)	682,938	(1,140,616)	984,607

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Model Portfolio Funds
	Traditional Growth		Long-Term Growth
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Increase (decrease) in net assets resulting from operations:
Net investment income	$21,923,334	$21,820,282	$25,627,207	$23,528,585
Net realized gain	41,372,040	13,171,964	47,640,696	12,496,051
Net change in unrealized appreciation (depreciation)	(70,336,673)	112,016,099	(108,133,801)	169,636,223

Net increase (decrease) in net assets resulting from operations	(7,041,299)	147,008,345	(34,865,898)	205,660,859

Distributions to shareholders from:
Net investment income	(28,313,249)	(21,975,154)	(30,098,534)	(26,389,015)
Net realized gain	(4,292,155)	—	(24,301,340)	—

Total distributions	(32,605,404)	(21,975,154)	(54,399,874)	(26,389,015)

Capital share transactions:
Proceeds from sale of shares	73,296,341	81,013,767	86,481,553	100,667,167
Reinvestment of distributions	32,600,948	21,972,001	54,399,874	26,389,015
Value of shares redeemed	(195,900,060)	(85,311,246)	(187,817,488)	(79,000,421)

Net increase (decrease) from capital share transactions	(90,002,771)	17,674,522	(46,936,061)	48,055,761

Total increase (decrease) in net assets	(129,649,474)	142,707,713	(136,201,833)	227,327,605

NET ASSETS at beginning of year	1,495,757,237	1,353,049,524	1,848,429,947	1,621,102,342

NET ASSETS at end of year	$1,366,107,763	$1,495,757,237	$1,712,228,114	$1,848,429,947

Accumulated net investment income included in net assets at end of year	$269,550	$6,688,019	$328,469	$4,819,192

SHARE TRANSACTIONS:
Number of shares sold	3,284,198	3,873,208	4,030,628	5,065,938
Number of shares issued through reinvestment of dividends and distributions	1,514,914	991,069	2,677,159	1,231,405
Number of shares redeemed	(8,786,410)	(4,101,587)	(8,747,060)	(3,983,899)

Net increase (decrease) in shares outstanding	(3,987,298)	762,690	(2,039,273)	2,313,444

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Model Portfolio
	All-Equity Growth
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Increase (decrease) in net assets resulting from operations:
Net investment income	$8,651,245	$5,917,143
Net realized gain (loss)	4,668,318	(3,536,219)
Net change in unrealized appreciation (depreciation)	(41,317,903)	89,034,048

Net increase (decrease) in net assets resulting from operations	(27,998,340)	91,414,972

Distributions to shareholders from:
Net investment income	(8,642,925)	(5,906,426)
Net realized gain	(979,356)	—

Total distributions	(9,622,281)	(5,906,426)

Capital share transactions:
Proceeds from sale of shares	55,069,364	67,871,936
Reinvestment of distributions	9,622,281	5,906,426
Value of shares redeemed	(92,335,125)	(35,730,366)

Net increase (decrease) from capital share transactions	(27,643,480)	38,047,996

Total increase (decrease) in net assets	(65,264,101)	123,556,542

NET ASSETS at beginning of year	715,089,610	591,533,068

NET ASSETS at end of year	$649,825,509	$715,089,610

Accumulated net investment income included in net assets at end of year	$1,284,933	$1,367,944

SHARE TRANSACTIONS:
Number of shares sold	2,782,327	3,779,376
Number of shares issued through reinvestment of dividends and distributions	514,836	298,003
Number of shares redeemed	(4,635,666)	(2,004,125)

Net increase (decrease) in shares outstanding	(1,338,503)	2,073,254

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone Retirement Income		Milestone 2010
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Increase (decrease) in net assets resulting from operations:
Net investment income	$3,973,613	$2,833,920	$3,935,474	$2,721,503
Net realized gain (loss)	7,277,501	(390,853)	7,787,624	(890,949)
Net change in unrealized appreciation (depreciation)	(6,109,472)	5,225,970	(8,706,661)	9,515,183

Net increase in net assets resulting from operations	5,141,642	7,669,037	3,016,437	11,345,737

Distributions to shareholders from:
Net investment income	(3,975,718)	(3,104,436)	(4,335,853)	(2,813,079)
Net realized gain	(4,250,737)	(188,938)	(1,755,343)	—

Total distributions	(8,226,455)	(3,293,374)	(6,091,196)	(2,813,079)

Capital share transactions:
Proceeds from sale of shares	40,604,046	157,374,875	38,705,399	135,480,402
Reinvestment of distributions	8,226,455	3,293,374	6,091,196	2,813,079
Value of shares redeemed	(41,644,586)	(25,765,656)	(37,217,191)	(19,845,672)

Net increase from capital share transactions	7,185,915	134,902,593	7,579,404	118,447,809

Total increase in net assets	4,101,102	139,278,256	4,504,645	126,980,467

NET ASSETS at beginning of year	215,961,446	76,683,190	217,770,016	90,789,549

NET ASSETS at end of year	$220,062,548	$215,961,446	$222,274,661	$217,770,016

Accumulated net investment income included in net assets at end of year	$—	$3,234	$—	$410,722

SHARE TRANSACTIONS:
Number of shares sold	3,856,537	15,330,569	3,692,226	13,531,505
Number of shares issued through reinvestment of dividends and distributions	808,100	318,816	603,089	274,715
Number of shares redeemed	(3,957,807)	(2,551,535)	(3,569,346)	(2,030,717)

Net increase in shares outstanding	706,830	13,097,850	725,969	11,775,503

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone 2015		Milestone 2020
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Increase (decrease) in net assets resulting from operations:
Net investment income	$6,547,527	$4,778,662	$6,430,619	$4,574,916
Net realized gain (loss)	239,834	(309,614)	(1,478,769)	(16,066)
Net change in unrealized appreciation (depreciation)	(4,786,269)	20,894,329	(6,768,227)	22,997,020

Net increase (decrease) in net assets resulting from operations	2,001,092	25,363,377	(1,816,377)	27,555,870

Distributions to shareholders from:
Net investment income	(7,384,621)	(4,947,542)	(6,433,834)	(4,666,602)
Net realized gain	(2,229,389)	(307,240)	(1,523,980)	(327,355)

Total distributions	(9,614,010)	(5,254,782)	(7,957,814)	(4,993,957)

Capital share transactions:
Proceeds from sale of shares	66,950,595	171,311,494	79,151,031	141,895,139
Reinvestment of distributions	9,614,010	5,254,782	7,957,814	4,993,957
Value of shares redeemed	(50,239,931)	(19,520,195)	(35,040,309)	(11,566,427)

Net increase from capital share transactions	26,324,674	157,046,081	52,068,536	135,322,669

Total increase in net assets	18,711,756	177,154,676	42,294,345	157,884,582

NET ASSETS at beginning of year	363,143,704	185,989,028	344,032,642	186,148,060

NET ASSETS at end of year	$381,855,460	$363,143,704	$386,326,987	$344,032,642

Accumulated net investment income included in net assets at end of year	$—	$853,089	$6,793	$12,743

SHARE TRANSACTIONS:
Number of shares sold	6,323,761	17,080,020	7,514,993	14,257,125
Number of shares issued through reinvestment of dividends and distributions	946,261	507,708	787,902	482,975
Number of shares redeemed	(4,768,534)	(2,014,504)	(3,347,269)	(1,195,001)

Net increase in shares outstanding	2,501,488	15,573,224	4,955,626	13,545,099

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone 2025		Milestone 2030
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Increase (decrease) in net assets resulting from operations:
Net investment income	$4,953,297	$3,341,394	$3,736,230	$2,403,843
Net realized gain (loss)	(414,142)	184,088	(393,776)	69,648
Net change in unrealized appreciation (depreciation)	(7,766,396)	20,567,704	(7,385,447)	18,981,329

Net increase (decrease) in net assets resulting from operations	(3,227,241)	24,093,186	(4,042,993)	21,454,820

Distributions to shareholders from:
Net investment income	(4,955,325)	(3,355,439)	(3,737,605)	(2,417,766)
Net realized gain	(1,321,791)	(409,547)	(632,273)	(293,847)

Total distributions	(6,277,116)	(3,764,986)	(4,369,878)	(2,711,613)

Capital share transactions:
Proceeds from sale of shares	62,102,070	102,735,105	50,648,092	73,730,416
Reinvestment of distributions	6,277,116	3,764,986	4,369,878	2,711,613
Value of shares redeemed	(24,755,453)	(6,069,787)	(21,307,635)	(5,248,816)

Net increase from capital share transactions	43,623,733	100,430,304	33,710,335	71,193,213

Total increase in net assets	34,119,376	120,758,504	25,297,464	89,936,420

NET ASSETS at beginning of year	267,155,253	146,396,749	211,155,016	121,218,596

NET ASSETS at end of year	$301,274,629	$267,155,253	$236,452,480	$211,155,016

Accumulated net investment income included in net assets at end of year	$8,340	$12,925	$8,932	$13,369

SHARE TRANSACTIONS:
Number of shares sold	5,946,639	10,522,334	4,830,598	7,614,799
Number of shares issued through reinvestment of dividends and distributions	629,600	366,601	436,988	261,991
Number of shares redeemed	(2,382,418)	(637,062)	(2,028,739)	(556,779)

Net increase in shares outstanding	4,193,821	10,251,873	3,238,847	7,320,011

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone 2035		Milestone 2040
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Increase (decrease) in net assets resulting from operations:
Net investment income	$2,313,903	$1,339,037	$2,345,169	$1,288,163
Net realized gain (loss)	(614,579)	73,403	1,064,163	(6,410,788)
Net change in unrealized appreciation (depreciation)	(5,353,565)	13,530,798	(7,456,184)	20,391,750

Net increase (decrease) in net assets resulting from operations	(3,654,241)	14,943,238	(4,046,852)	15,269,125

Distributions to shareholders from:
Net investment income	(2,314,189)	(1,350,089)	(2,345,175)	(1,299,828)
Net realized gain	(522,524)	(234,623)	(145,839)	(247,741)

Total distributions	(2,836,713)	(1,584,712)	(2,491,014)	(1,547,569)

Capital share transactions:
Proceeds from sale of shares	37,042,100	44,879,846	36,820,049	45,741,486
Reinvestment of distributions	2,836,713	1,584,712	2,491,014	1,547,569
Value of shares redeemed	(16,036,919)	(3,577,372)	(19,047,271)	(20,051,937)

Net increase from capital share transactions	23,841,894	42,887,186	20,263,792	27,237,118

Total increase in net assets	17,350,940	56,245,712	13,725,926	40,958,674

NET ASSETS at beginning of year	133,120,678	76,874,966	132,306,446	91,347,772

NET ASSETS at end of year	$150,471,618	$133,120,678	$146,032,372	$132,306,446

Accumulated net investment income included in net assets at end of year	$5,054	$8,810	$2,990	$6,607

SHARE TRANSACTIONS:
Number of shares sold	3,571,504	4,732,919	3,544,151	4,848,744
Number of shares issued through reinvestment of dividends and distributions	287,699	154,005	252,638	150,249
Number of shares redeemed	(1,543,867)	(384,845)	(1,830,534)	(2,223,674)

Net increase in shares outstanding	2,315,336	4,502,079	1,966,255	2,775,319

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Fund
	Milestone 2045
	For the Year Ended December 31, 2011	For the Period from January 4, 2010* to December 31, 2010
Increase (decrease) in net assets resulting from operations:
Net investment income	$488,992	$203,346
Net realized gain	862,205	121,282
Net change in unrealized appreciation (depreciation)	(2,482,770)	2,574,373

Net increase (decrease) in net assets resulting from operations	(1,131,573)	2,899,001

Distributions to shareholders from:
Net investment income	(490,728)	(206,583)
Net realized gain	(424,960)	(51,530)

Total distributions	(915,688)	(258,113)

Capital share transactions:
Proceeds from sale of shares	17,424,814	20,506,639
Reinvestment of distributions	915,688	258,113
Value of shares redeemed	(5,222,933)	(1,042,295)

Net increase from capital share transactions	13,117,569	19,722,457

Total increase in net assets	11,070,308	22,363,345

NET ASSETS at beginning of year	22,363,345	—

NET ASSETS at end of year	$33,433,653	$22,363,345

Accumulated net investment income included in net assets at end of year	$—	$—

SHARE TRANSACTIONS:
Number of shares sold	1,534,720	2,049,774
Number of shares issued through reinvestment of dividends and distributions	85,498	22,761
Number of shares redeemed	(471,317)	(99,522)

Net increase in shares outstanding	1,148,901	1,973,013

*	Commencement of operations

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Low Duration Bond(1)
	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$10.04	$9.95	$9.28	$9.83	$9.76
Income from investment operations:
Net investment income	0.19	0.25	0.32	0.37	0.41
Net realized and unrealized gain (loss)	(0.08)	0.10	0.65	(0.51)	0.09

Total from investment operations	0.11	0.35	0.97	(0.14)	0.50

Less distributions:
From net investment income	(0.19)	(0.26)	(0.30)	(0.41)	(0.43)

Total distributions	(0.19)	(0.26)	(0.30)	(0.41)	(0.43)

Net Asset Value, end of year	$9.96	$10.04	$9.95	$9.28	$9.83

Total return	1.14%	3.58%	10.63%	(1.52)%	5.24%
Ratios to Average Net Assets:
Expenses	0.62%	0.64%	0.66%	0.66%	0.65%
Net investment income	1.93%	2.51%	3.27%	3.82%	4.15%
Supplemental Data:
Net assets, end of year (in thousands)	$524,463	$537,709	$517,659	$394,704	$507,120
Portfolio turnover	66%	70%	63%	91%	149%

	Inflation Protected Securities(2)
	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$10.99	$10.72	$9.88	$10.46	$10.03
Income from investment operations:
Net investment income	0.34	0.19	0.11	0.57	0.50
Net realized and unrealized gain (loss)	0.91	0.44	0.85	(0.59)	0.43

Total from investment operations	1.25	0.63	0.96	(0.02)	0.93

Less distributions:
From net investment income	(0.36)	(0.19)	(0.12)	(0.46)	(0.50)
From net realized gain	(0.20)	(0.17)	—	—	—
Return of capital	—	—	—	(0.10)	—

Total distributions	(0.56)	(0.36)	(0.12)	(0.56)	(0.50)

Net Asset Value, end of year	$11.68	$10.99	$10.72	$9.88	$10.46

Total return	11.53%	5.95%	9.75%	(0.40)%	9.64%
Ratios to Average Net Assets:
Expenses	0.64%	0.65%	0.67%	0.67%	0.68%
Net investment income	2.94%	1.73%	1.13%	4.64%	4.86%
Supplemental Data:
Net assets, end of year (in thousands)	$584,191	$492,002	$338,790	$300,148	$274,209
Portfolio turnover	109%	97%	105%	149%	174%

(1)	Formerly Short-Term Bond Fund.
(2)	Formerly US Government Securities Fund.

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Equity Income
	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$8.64	$7.70	$5.79	$9.78	$9.90
Income from investment operations:
Net investment income	0.12	0.08	0.09	0.13	0.13
Net realized and unrealized gain (loss)	(0.13)	0.94	1.95	(3.96)	0.25

Total from investment operations	(0.01)	1.02	2.04	(3.83)	0.38

Less distributions:
From net investment income	(0.22)	(0.08)	(0.13)	—	(0.14)
From net realized gain	(0.14)	—	—	(0.16)	(0.36)

Total distributions	(0.36)	(0.08)	(0.13)	(0.16)	(0.50)

Net Asset Value, end of year	$8.27	$8.64	$7.70	$5.79	$9.78

Total return	0.04%	13.28%	35.28%	(39.19)%	3.76%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.84%	0.85%	0.88%	0.88%	0.88%
Expenses net of reimbursements/waivers, if any	0.83%	0.85%	0.88%	0.88%	0.88%
Net investment income before reimbursements/waivers	1.32%	1.19%	1.49%	1.74%	1.22%
Net investment income net of reimbursements/waivers, if any	1.32%	1.19%	1.49%	1.74%	1.23%
Supplemental Data:
Net assets, end of year (in thousands)	$1,817,557	$1,867,505	$1,516,199	$1,102,032	$1,734,750
Portfolio turnover	18%	18%	22%	29%	18%

	Growth & Income
	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$9.67	$8.49	$6.43	$10.56	$11.49
Income from investment operations:
Net investment income	0.11	0.08	0.10	0.10	0.12
Net realized and unrealized gain (loss)	(0.18)	1.18	2.06	(4.13)	0.58

Total from investment operations	(0.07)	1.26	2.16	(4.03)	0.70

Less distributions:
From net investment income	(0.11)	(0.08)	(0.10)	(0.07)	(0.15)
From net realized gain	—	—	—	(0.03)	(1.48)

Total distributions	(0.11)	(0.08)	(0.10)	(0.10)	(1.63)

Net Asset Value, end of year	$9.49	$9.67	$8.49	$6.43	$10.56

Total return	(0.69)%	14.81%	33.61%	(38.16)%	5.98%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.78%	0.79%	0.82%	0.81%	0.81%
Expenses net of reimbursements/waivers, if any	0.78%	0.79%	0.81%	0.80%	0.80%
Net investment income before reimbursements/waivers	1.12%	0.91%	1.39%	1.20%	0.90%
Net investment income net of reimbursements/waivers, if any	1.12%	0.91%	1.39%	1.21%	0.90%
Supplemental Data:
Net assets, end of year (in thousands)	$1,162,482	$1,228,122	$1,023,636	$747,032	$1,101,700
Portfolio turnover	40%	46%	111%	58%	41%

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Growth
	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$8.78	$7.70	$5.91	$10.45	$9.56
Income from investment operations:
Net investment income	0.04	0.05	0.04	0.06	0.05
Net realized and unrealized gain (loss)	(0.42)	1.09	1.79	(4.54)	0.89

Total from investment operations	(0.38)	1.14	1.83	(4.48)	0.94

Less distributions:
From net investment income	(0.04)	(0.06)	(0.04)	(0.06)	(0.05)

Total distributions	(0.04)	(0.06)	(0.04)	(0.06)	(0.05)

Net Asset Value, end of year	$8.36	$8.78	$7.70	$5.91	$10.45

Total return	(4.27)%	14.76%	31.02%	(42.89)%	9.81%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.83%	0.86%	0.86%	0.88%	0.87%
Expenses net of reimbursements/waivers, if any	0.81%	0.84%	0.84%	0.87%	0.87%
Net investment income before reimbursements/waivers	0.47%	0.64%	0.64%	0.63%	0.41%
Net investment income net of reimbursements/waivers, if any	0.49%	0.66%	0.66%	0.64%	0.41%
Supplemental Data:
Net assets, end of year (in thousands)	$1,751,075	$1,971,807	$1,814,533	$1,427,675	$2,567,845
Portfolio turnover	70%	117%	89%	175%	50%

	Select Value
	For the Year Ended December 31,				For the Period from October 30, 2007* to December 31, 2007
	2011	2010	2009	2008
Net Asset Value, beginning of year	$9.84	$8.25	$6.07	$9.38	$10.00
Income from investment operations:
Net investment income	0.10	0.09	0.10	0.12	0.04
Net realized and unrealized gain (loss)	(0.12)	1.59	2.14	(3.31)	(0.62)

Total from investment operations	(0.02)	1.68	2.24	(3.19)	(0.58)

Less distributions:
From net investment income	(0.09)	(0.09)	(0.06)	(0.12)	(0.04)

Total distributions	(0.09)	(0.09)	(0.06)	(0.12)	(0.04)

Net Asset Value, end of year	$9.73	$9.84	$8.25	$6.07	$9.38

Total return	(0.16)%	20.34%	36.99%	(33.96)%	(5.85	)%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.99%	1.00%	1.04%	1.01%	1.04	%†
Expenses net of reimbursements/waivers, if any	0.99%	1.00%	1.04%	0.98%	1.00	%†
Net investment income before reimbursements/waivers	0.96%	1.01%	1.42%	1.65%	2.02	%†
Net investment income net of reimbursements/waivers, if any	0.96%	1.01%	1.42%	1.68%	2.06	%†
Supplemental Data:
Net assets, end of year (in thousands)	$320,019	$338,336	$295,800	$220,955	$294,157
Portfolio turnover	60%	68%	85%	211%	11	%††

*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Aggressive Opportunities
	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$11.34	$9.52	$6.32	$11.26	$12.85
Income from investment operations:
Net investment income	0.03	0.01	(0.00)#	0.03	0.01
Net realized and unrealized gain (loss)	(1.23)	1.81	3.22	(4.68)	0.72

Total from investment operations	(1.20)	1.82	3.22	(4.65)	0.73

Less distributions:
From net investment income	(0.04)	—	(0.02)	(0.01)	—
From net realized gain	(0.84)	—	—	(0.28)	(2.32)

Total distributions	(0.88)	—	(0.02)	(0.29)	(2.32)

Net Asset Value, end of year	$9.26	$11.34	$9.52	$6.32	$11.26

Total return	(10.42)%	19.12%	50.95%	(41.29)%	5.53%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.91%	0.93%	0.99%	1.01%	1.02%
Expenses net of reimbursements/waivers, if any	0.91%	0.93%	0.98%	0.96%	1.02%
Net investment income (loss) before reimbursements/waivers	0.21%	0.05%	(0.02)%	0.25%	0.07%
Net investment income (loss) net of reimbursements/waivers, if any	0.21%	0.05%	(0.02)%	0.30%	0.08%
Supplemental Data:
Net assets, end of year (in thousands)	$957,271	$1,147,570	$1,010,098	$668,403	$1,154,745
Portfolio turnover	53%	96%	53%	57%	45%

	Discovery
	For the Year Ended December 31,				For the Period from October 30, 2007* to December 31, 2007
	2011	2010	2009	2008
Net Asset Value, beginning of year	$9.42	$7.54	$5.46	$9.25	$10.00
Income from investment operations:
Net investment income	0.10	0.08	0.08	0.20	0.03
Net realized and unrealized gain (loss)	(0.68)	1.89	2.07	(3.77)	(0.68)

Total from investment operations	(0.58)	1.97	2.15	(3.57)	(0.65)

Less distributions:
From net investment income	(0.10)	(0.09)	(0.07)	(0.17)	(0.03)
From net realized gain	—	—	—	—	(0.07)
Return of capital	—	—	—	(0.05)	—

Total distributions	(0.10)	(0.09)	(0.07)	(0.22)	(0.10)

Net Asset Value, end of year	$8.74	$9.42	$7.54	$5.46	$9.25

Total return	(6.15)%	26.08%	39.32%	(38.51)%	(6.46	)%††
Ratios to Average Net Assets:
Expenses	0.95%	0.98%	0.99%	0.99%	1.07	%†
Net investment income	1.05%	0.97%	1.35%	2.12%	2.08	%†
Supplemental Data:
Net assets, end of year (in thousands)	$193,872	$212,770	$178,174	$126,382	$173,510
Portfolio turnover	86%	73%	85%	111%	36	%††

#	Rounds to less than $0.01
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	International
	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$9.34	$8.85	$6.94	$12.19	$12.57
Income from investment operations:
Net investment income	0.20	0.15	0.12	0.17	0.18
Net realized and unrealized gain (loss)	(1.01)	0.52	1.96	(5.29)	1.37

Total from investment operations	(0.81)	0.67	2.08	(5.12)	1.55

Less distributions:
From net investment income	(0.21)	(0.18)	(0.17)	(0.02)	(0.21)
From net realized gain	—	—	—	(0.11)	(1.72)

Total distributions	(0.21)	(0.18)	(0.17)	(0.13)	(1.93)

Net Asset Value, end of year	$8.32	$9.34	$8.85	$6.94	$12.19

Total return	(8.57)%	7.61%	29.97%	(42.03)%	12.46%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.97%	0.98%	1.05%	1.07%	1.10%
Expenses net of reimbursements/waivers, if any	0.95%	0.98%	1.05%	1.07%	1.10%
Net investment income before reimbursements/waivers	2.25%	1.95%	1.70%	1.95%	1.15%
Net investment income net of reimbursements/waivers, if any	2.26%	1.95%	1.70%	1.95%	1.15%
Supplemental Data:
Net assets, end of year (in thousands)	$1,139,964	$1,218,763	$1,015,627	$766,210	$1,145,029
Portfolio turnover	50%	53%	164%	59%	60%

	Diversifying Strategies(1)
	For the Year Ended December 31,				For the Period from October 30, 2007* to December 31, 2007
	2011	2010	2009	2008
Net Asset Value, beginning of year	$10.16	$9.85	$9.28	$9.95	$10.00
Income from investment operations:
Net investment income	0.10	0.06	0.09	0.28	0.06
Net realized and unrealized gain (loss)	(0.09)	0.44	0.53	(0.95)	(0.07)

Total from investment operations	0.01	0.50	0.62	(0.67)	(0.01)

Less distributions:
From net investment income	(0.02)	(0.19)	(0.05)	—	(0.04)
From net realized gain	(0.14)	—	—	(0.00)#	—

Total distributions	(0.16)	(0.19)	(0.05)	(0.00)#	(0.04)

Net Asset Value, end of year	$10.01	$10.16	$9.85	$9.28	$9.95

Total return	0.10%	5.04%	6.64%	(6.73)%	(0.07	)%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.91%	0.91%	0.96%	1.00%	1.02	%†
Expenses net of reimbursements/waivers, if any	0.85%	0.91%	0.95%	0.99%	1.01	%†
Net investment income before reimbursements/waivers	0.93%	1.06%	1.05%	2.30%	3.52	%†
Net investment income net of reimbursements/waivers, if any	1.00%	1.06%	1.06%	2.31%	3.53	%†
Supplemental Data:
Net assets, end of year (in thousands)	$849,777	$870,591	$453,196	$338,090	$465,175
Portfolio turnover	73%	63%	129%	89%	16	%††

(1)	Formerly Diversified Assets Fund.
*	Commencement of operations
†	Annualized
††	Not annualized
#	Rounds to less than $0.01

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Core Bond Index Class I
	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$10.10	$9.89	$9.81	$9.87	$9.75
Income from investment operations:
Net investment income	0.31	0.34	0.40	0.46	0.47
Net realized and unrealized gain (loss)	0.42	0.26	0.13	(0.02)	0.15

Total from investment operations	0.73	0.60	0.53	0.44	0.62

Less distributions:
From net investment income	(0.36)	(0.39)	(0.45)	(0.50)	(0.50)

Total distributions	(0.36)	(0.39)	(0.45)	(0.50)	(0.50)

Net Asset Value, end of year	$10.47	$10.10	$9.89	$9.81	$9.87

Total return	7.41%	6.13%	5.57%	4.63%	6.52%
Ratios to Average Net Assets:
Expenses	0.41%	0.42%	0.42%	0.44%	0.44%
Net investment income	3.00%	3.31%	3.99%	4.70%	4.71%
Supplemental Data:
Net assets, end of year (in thousands)	$813,431	$824,963	$857,504	$656,279	$888,541
Portfolio turnover	57%	85%	60%	49%	76%

	Core Bond Index Class II
	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$10.16	$9.94	$9.86	$9.92	$9.80
Income from investment operations:
Net investment income	0.33	0.36	0.42	0.48	0.49
Net realized and unrealized gain (loss)	0.43	0.27	0.13	(0.02)	0.15

Total from investment operations	0.76	0.63	0.55	0.46	0.64

Less distributions:
From net investment income	(0.39)	(0.41)	(0.47)	(0.52)	(0.52)

Total distributions	(0.39)	(0.41)	(0.47)	(0.52)	(0.52)

Net Asset Value, end of year	$10.53	$10.16	$9.94	$9.86	$9.92

Total return	7.57%	6.41%	5.74%	4.82%	6.71%
Ratios to Average Net Assets:
Expenses	0.21%	0.22%	0.22%	0.24%	0.24%
Net investment income	3.15%	3.51%	4.21%	4.90%	4.91%
Supplemental Data:
Net assets, end of year (in thousands)	$320,809	$282,359	$238,193	$220,355	$201,573
Portfolio turnover	57%	85%	60%	49%	76%

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	500 Stock Index Class I
	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$9.95	$8.81	$7.12	$11.63	$11.23
Income from investment operations:
Net investment income	0.17	0.15	0.16	0.18	0.22
Net realized and unrealized gain (loss)	0.00 #	1.13	1.70	(4.52)	0.35

Total from investment operations	0.17	1.28	1.86	(4.34)	0.57

Less distributions:
From net investment income	(0.16)	(0.14)	(0.17)	(0.17)	(0.17)

Total distributions	(0.16)	(0.14)	(0.17)	(0.17)	(0.17)

Net Asset Value, end of year	$9.96	$9.95	$8.81	$7.12	$11.63

Total return	1.72%	14.56%	26.13%	(37.31)%	5.06%
Ratios to Average Net Assets:
Expenses	0.42%	0.43%	0.44%	0.46%	0.45%
Net investment income	1.65%	1.63%	2.19%	1.92%	1.55%
Supplemental Data:
Net assets, end of year (in thousands)	$94,197	$102,642	$85,772	$59,748	$95,694
Portfolio turnover	3%	3%	15%	7%	5%

	500 Stock Index Class II
	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$9.39	$8.32	$6.73	$11.01	$10.65
Income from investment operations:
Net investment income	0.18	0.16	0.19	0.19	0.20
Net realized and unrealized gain (loss)	0.00 #	1.07	1.58	(4.28)	0.36

Total from investment operations	0.18	1.23	1.77	(4.09)	0.56

Less distributions:
From net investment income	(0.18)	(0.16)	(0.18)	(0.19)	(0.20)

Total distributions	(0.18)	(0.16)	(0.18)	(0.19)	(0.20)

Net Asset Value, end of year	$9.39	$9.39	$8.32	$6.73	$11.01

Total return	1.97%	14.78%	26.35%	(37.15)%	5.22%
Ratios to Average Net Assets:
Expenses	0.22%	0.23%	0.24%	0.26%	0.25%
Net investment income	1.86%	1.84%	2.40%	2.13%	1.75%
Supplemental Data:
Net assets, end of year (in thousands)	$287,072	$281,443	$237,743	$200,989	$316,248
Portfolio turnover	3%	3%	15%	7%	5%

#	Rounds to less than $0.01

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Broad Market Index Class I
	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$10.92	$9.47	$7.53	$12.25	$11.81
Income from investment operations:
Net investment income	0.20	0.16	0.17	0.21	0.26
Net realized and unrealized gain (loss)	(0.11)	1.43	1.92	(4.75)	0.35

Total from investment operations	0.09	1.59	2.09	(4.54)	0.61

Less distributions:
From net investment income	(0.16)	(0.14)	(0.15)	(0.18)	(0.17)

Total distributions	(0.16)	(0.14)	(0.15)	(0.18)	(0.17)

Net Asset Value, end of year	$10.85	$10.92	$9.47	$7.53	$12.25

Total return	0.85%	16.84%	27.78%	(37.06)%	5.15%
Ratios to Average Net Assets:
Expenses	0.41%	0.42%	0.43%	0.44%	0.44%
Net investment income	1.56%	1.55%	2.05%	1.81%	1.48%
Supplemental Data:
Net assets, end of year (in thousands)	$114,674	$131,673	$119,777	$94,710	$170,584
Portfolio turnover	1%	6%	7%	4%	2%

	Broad Market Index Class II
	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$10.27	$8.91	$7.09	$11.57	$11.17
Income from investment operations:
Net investment income	0.19	0.16	0.18	0.20	0.20
Net realized and unrealized gain (loss)	(0.09)	1.36	1.81	(4.48)	0.40

Total from investment operations	0.10	1.52	1.99	(4.28)	0.60

Less distributions:
From net investment income	(0.18)	(0.16)	(0.17)	(0.20)	(0.20)

Total distributions	(0.18)	(0.16)	(0.17)	(0.20)	(0.20)

Net Asset Value, end of year	$10.19	$10.27	$8.91	$7.09	$11.57

Total return	1.07%	17.12%	28.04%	(36.97)%	5.35%
Ratios to Average Net Assets:
Expenses	0.21%	0.22%	0.23%	0.24%	0.24%
Net investment income	1.77%	1.75%	2.26%	2.03%	1.68%
Supplemental Data:
Net assets, end of year (in thousands)	$389,031	$406,029	$358,250	$295,297	$484,534
Portfolio turnover	1%	6%	7%	4%	2%

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Mid/Small Company Index Class I
	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$15.39	$12.35	$9.17	$16.23	$16.52
Income from investment operations:
Net investment income	0.16	0.13	0.13	0.18	0.16
Net realized and unrealized gain (loss)	(0.78)	3.31	3.19	(6.46)	0.68

Total from investment operations	(0.62)	3.44	3.32	(6.28)	0.84

Less distributions:
From net investment income	(0.15)	(0.12)	(0.14)	(0.18)	(0.20)
From net realized gain	(0.60)	(0.28)	—	(0.59)	(0.93)
Return of capital	—	—	—	(0.01)	—

Total distributions	(0.75)	(0.40)	(0.14)	(0.78)	(1.13)

Net Asset Value, end of year	$14.02	$15.39	$12.35	$9.17	$16.23

Total return	(3.91)%	27.93%	36.19%	(38.57)%	4.98%
Ratios to Average Net Assets:
Expenses	0.43%	0.45%	0.48%	0.50%	0.50%
Net investment income	1.11%	1.16%	1.46%	1.47%	1.16%
Supplemental Data:
Net assets, end of year (in thousands)	$247,732	$243,794	$134,165	$82,628	$105,496
Portfolio turnover	15%	14%	25%	15%	18%

	Mid/Small Company Index Class II
	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$14.60	$11.73	$8.71	$15.48	$15.80
Income from investment operations:
Net investment income	0.19	0.15	0.17	0.23	0.22
Net realized and unrealized gain (loss)	(0.76)	3.14	3.00	(6.20)	0.61

Total from investment operations	(0.57)	3.29	3.17	(5.97)	0.83

Less distributions:
From net investment income	(0.17)	(0.14)	(0.15)	(0.20)	(0.22)
From net realized gain	(0.60)	(0.28)	—	(0.59)	(0.93)
Return of capital	—	—	—	(0.01)	—

Total distributions	(0.77)	(0.42)	(0.15)	(0.80)	(1.15)

Net Asset Value, end of year	$13.26	$14.60	$11.73	$8.71	$15.48

Total return	(3.70)%	28.15%	36.47%	(38.44)%	5.20%
Ratios to Average Net Assets:
Expenses	0.23%	0.25%	0.28%	0.30%	0.30%
Net investment income	1.30%	1.35%	1.66%	1.63%	1.36%
Supplemental Data:
Net assets, end of year (in thousands)	$160,710	$161,178	$97,453	$71,965	$121,950
Portfolio turnover	15%	14%	25%	15%	18%

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Overseas Equity Index Class I
	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$10.82	$10.30	$8.20	$14.80	$13.79
Income from investment operations:
Net investment income	0.33	0.23	0.22	0.39	0.35
Net realized and unrealized gain (loss)	(1.68)	0.52	2.12	(6.61)	1.05

Total from investment operations	(1.35)	0.75	2.34	(6.22)	1.40

Less distributions:
From net investment income	(0.28)	(0.23)	(0.24)	(0.32)	(0.38)
From net realized gain	—	—	—	(0.06)	(0.01)

Total distributions	(0.28)	(0.23)	(0.24)	(0.38)	(0.39)

Net Asset Value, end of year	$9.19	$10.82	$10.30	$8.20	$14.80

Total return	(12.42)%	7.37%	28.63%	(42.05)%	10.17%
Ratios to Average Net Assets:
Expenses	0.54%	0.56%	0.59%	0.63%	0.63%
Net investment income	2.93%	2.27%	2.61%	3.07%	2.36%
Supplemental Data:
Net assets, end of year (in thousands)	$44,911	$57,649	$52,937	$36,021	$70,723
Portfolio turnover	2%	2%	5%	6%	5%

	Overseas Equity Index Class II
	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$10.16	$9.69	$7.72	$13.98	$13.06
Income from investment operations:
Net investment income	0.31	0.23	0.23	0.39	0.35
Net realized and unrealized gain (loss)	(1.57)	0.50	2.00	(6.25)	0.99

Total from investment operations	(1.26)	0.73	2.23	(5.86)	1.34

Less distributions:
From net investment income	(0.30)	(0.26)	(0.26)	(0.34)	(0.41)
From net realized gain	—	—	—	(0.06)	(0.01)

Total distributions	(0.30)	(0.26)	(0.26)	(0.40)	(0.42)

Net Asset Value, end of year	$8.60	$10.16	$9.69	$7.72	$13.98

Total return	(12.28)%	7.54%	28.94%	(41.90)%	10.30%
Ratios to Average Net Assets:
Expenses	0.34%	0.36%	0.39%	0.43%	0.43%
Net investment income	3.11%	2.45%	2.83%	3.27%	2.56%
Supplemental Data:
Net assets, end of year (in thousands)	$132,873	$149,208	$128,002	$92,719	$178,661
Portfolio turnover	2%	2%	5%	6%	5%

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Model Portfolio Savings Oriented
	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$24.32	$23.22	$20.58	$24.70	$24.70
Income from investment operations:
Net investment income	0.51	0.46	0.49	0.73	0.88
Net realized and unrealized gain (loss)	0.07	1.11	2.64	(3.63)	0.63

Total from investment operations	0.58	1.57	3.13	(2.90)	1.51

Less distributions:
From net investment income	(0.50)	(0.47)	(0.48)	(0.70)	(0.96)
From net realized gain	—	—	(0.01)	(0.52)	(0.55)

Total distributions	(0.50)	(0.47)	(0.49)	(1.22)	(1.51)

Net Asset Value, end of year	$24.40	$24.32	$23.22	$20.58	$24.70

Total return	2.38%	6.78%	15.18%	(11.67)%	6.15%
Ratios to Average Net Assets:
Expenses	0.14%	0.14%	0.16%	0.16%	0.15%
Net investment income	1.76%	1.97%	2.36%	2.88%	3.66%
Supplemental Data:
Net assets, end of year (in thousands)	$288,467	$338,533	$307,297	$255,970	$311,455
Portfolio turnover	15%	25%	7%	18%	27%

	Model Portfolio Conservative Growth
	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$23.62	$22.13	$19.04	$24.62	$24.48
Income from investment operations:
Net investment income	0.43	0.40	0.44	0.58	0.68
Net realized and unrealized gain (loss)	(0.16)	1.50	3.08	(4.92)	0.92

Total from investment operations	0.27	1.90	3.52	(4.34)	1.60

Less distributions:
From net investment income	(0.43)	(0.41)	(0.43)	(0.53)	(0.75)
From net realized gain	—	—	—	(0.71)	(0.71)

Total distributions	(0.43)	(0.41)	(0.43)	(1.24)	(1.46)

Net Asset Value, end of year	$23.46	$23.62	$22.13	$19.04	$24.62

Total return	1.15%	8.60%	18.50%	(17.56)%	6.57%
Ratios to Average Net Assets:
Expenses	0.12%	0.13%	0.15%	0.15%	0.14%
Net investment income	1.67%	1.80%	2.20%	2.40%	2.99%
Supplemental Data:
Net assets, end of year (in thousands)	$556,164	$586,912	$528,183	$449,433	$597,775
Portfolio turnover	14%	23%	13%	19%	27%

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Model Portfolio Traditional Growth
	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$22.17	$20.28	$16.65	$24.04	$24.26
Income from investment operations:
Net investment income	0.38	0.33	0.33	0.38	0.46
Net realized and unrealized gain (loss)	(0.50)	1.89	3.62	(6.53)	1.25

Total from investment operations	(0.12)	2.22	3.95	(6.15)	1.71

Less distributions:
From net investment income	(0.48)	(0.33)	(0.30)	(0.30)	(0.56)
From net realized gain	(0.05)	—	(0.02)	(0.94)	(1.37)

Total distributions	(0.53)	(0.33)	(0.32)	(1.24)	(1.93)

Net Asset Value, end of year	$21.52	$22.17	$20.28	$16.65	$24.04

Total return	(0.56)%	10.95%	23.72%	(25.39)%	7.03%
Ratios to Average Net Assets:
Expenses	0.11%	0.12%	0.13%	0.13%	0.13%
Net investment income	1.52%	1.57%	1.86%	1.74%	2.23%
Supplemental Data:
Net assets, end of year (in thousands)	$1,366,108	$1,495,757	$1,353,050	$1,072,076	$1,487,224
Portfolio turnover	13%	15%	8%	20%	28%

	Model Portfolio Long-Term Growth
	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$21.41	$19.30	$15.35	$24.26	$24.56
Income from investment operations:
Net investment income	0.35	0.27	0.26	0.24	0.26
Net realized and unrealized gain (loss)	(0.77)	2.15	3.99	(7.81)	1.64

Total from investment operations	(0.42)	2.42	4.25	(7.57)	1.90

Less distributions:
From net investment income	(0.40)	(0.31)	(0.21)	(0.21)	(0.43)
From net realized gain	(0.27)	—	(0.09)	(1.13)	(1.77)

Total distributions	(0.67)	(0.31)	(0.30)	(1.34)	(2.20)

Net Asset Value, end of year	$20.32	$21.41	$19.30	$15.35	$24.26

Total return	(1.98)%	12.54%	27.67%	(30.99)%	7.74%
Ratios to Average Net Assets:
Expenses	0.11%	0.12%	0.13%	0.13%	0.12%
Net investment income	1.42%	1.40%	1.63%	1.16%	1.57%
Supplemental Data:
Net assets, end of year (in thousands)	$1,712,228	$1,848,430	$1,621,102	$1,203,596	$1,677,987
Portfolio turnover	11%	10%	5%	14%	27%

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Model Portfolio All-Equity Growth
	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$19.81	$17.38	$13.07	$24.63	$25.88
Income from investment operations:
Net investment income	0.28	0.16	0.18	0.11	0.04
Net realized and unrealized gain (loss)	(1.12)	2.43	4.41	(10.01)	1.98

Total from investment operations	(0.84)	2.59	4.59	(9.90)	2.02

Less distributions:
From net investment income	(0.28)	(0.16)	(0.15)	(0.12)	(0.21)
From net realized gain	—	—	(0.13)	(1.54)	(3.06)

Total distributions	(0.28)	(0.16)	(0.28)	(1.66)	(3.27)

Net Asset Value, end of year	$18.69	$19.81	$17.38	$13.07	$24.63

Total return	(4.23)%	14.93%	35.07%	(39.86)%	7.75%
Ratios to Average Net Assets:
Expenses	0.12%	0.13%	0.14%	0.15%	0.14%
Net investment income	1.24%	0.95%	1.30%	0.57%	0.82%
Supplemental Data:
Net assets, end of year (in thousands)	$649,826	$715,090	$591,533	$385,657	$597,973
Portfolio turnover	9%	6%	3%	7%	23%

	Milestone Retirement Income
	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$10.33	$9.81	$8.56	$10.61	$10.51
Income from investment operations:
Net investment income	0.20	0.12	0.16	0.29	0.27
Net realized and unrealized gain (loss)	0.05	0.56	1.26	(1.76)	0.36

Total from investment operations	0.25	0.68	1.42	(1.47)	0.63

Less distributions:
From net investment income	(0.20)	(0.15)	(0.15)	(0.29)	(0.29)
From net realized gain	(0.20)	(0.01)	(0.02)	(0.29)	(0.24)

Total distributions	(0.40)	(0.16)	(0.17)	(0.58)	(0.53)

Net Asset Value, end of year	$10.18	$10.33	$9.81	$8.56	$10.61

Total return	2.37%	6.93%	16.53%	(13.76)%	6.05%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.15%	0.18%	0.25%	0.27%	0.30%
Expenses net of reimbursements/waivers, if any	0.15%	0.18%	0.20%	0.07%	0.14%
Net investment income before reimbursements/waivers	1.79%	2.49%	2.29%	2.55%	3.48%
Net investment income net of reimbursements/waivers, if any	1.79%	2.49%	2.34%	2.74%	3.63%
Supplemental Data:
Net assets, end of year (in thousands)	$220,063	$215,961	$76,683	$43,323	$54,573
Portfolio turnover	19%	25%	14%	36%	63%

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Milestone 2010
	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$10.24	$9.56	$8.27	$10.65	$10.85
Income from investment operations:
Net investment income	0.19	0.10	0.18	0.23	0.27
Net realized and unrealized gain (loss)	(0.04)	0.71	1.29	(2.09)	0.42

Total from investment operations	0.15	0.81	1.47	(1.86)	0.69

Less distributions:
From net investment income	(0.21)	(0.13)	(0.14)	(0.23)	(0.30)
From net realized gain	(0.08)	—	(0.04)	(0.29)	(0.59)

Total distributions	(0.29)	(0.13)	(0.18)	(0.52)	(0.89)

Net Asset Value, end of year	$10.10	$10.24	$9.56	$8.27	$10.65

Total return	1.41%	8.51%	17.71%	(17.34)%	6.43%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.15%	0.18%	0.22%	0.23%	0.24%
Expenses net of reimbursements/waivers, if any	0.15%	0.18%	0.19%	0.13%	0.18%
Net investment income before reimbursements/waivers	1.75%	2.11%	2.15%	2.31%	2.97%
Net investment income net of reimbursements/waivers, if any	1.75%	2.11%	2.17%	2.41%	3.02%
Supplemental Data:
Net assets, end of year (in thousands)	$222,275	$217,770	$90,790	$65,043	$70,403
Portfolio turnover	22%	33%	20%	27%	58%

	Milestone 2015
	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$10.35	$9.53	$7.96	$11.13	$11.29
Income from investment operations:
Net investment income	0.18	0.12	0.16	0.17	0.22
Net realized and unrealized gain (loss)	(0.10)	0.85	1.58	(2.80)	0.56

Total from investment operations	0.08	0.97	1.74	(2.63)	0.78

Less distributions:
From net investment income	(0.21)	(0.14)	(0.11)	(0.18)	(0.25)
From net realized gain	(0.06)	(0.01)	(0.06)	(0.36)	(0.69)

Total distributions	(0.27)	(0.15)	(0.17)	(0.54)	(0.94)

Net Asset Value, end of year	$10.16	$10.35	$9.53	$7.96	$11.13

Total return	0.70%	10.20%	21.84%	(23.54)%	6.88%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.14%	0.15%	0.18%	0.19%	0.18%
Expenses net of reimbursements/waivers, if any	0.14%	0.15%	0.17%	0.14%	0.18%
Net investment income before reimbursements/waivers	1.72%	1.96%	2.06%	1.81%	2.57%
Net investment income net of reimbursements/waivers, if any	1.72%	1.96%	2.07%	1.85%	2.57%
Supplemental Data:
Net assets, end of year (in thousands)	$381,855	$363,144	$185,989	$120,249	$138,535
Portfolio turnover	20%	15%	12%	21%	40%

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Milestone 2020
	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$10.34	$9.43	$7.83	$11.38	$11.52
Income from investment operations:
Net investment income	0.18	0.14	0.16	0.13	0.20
Net realized and unrealized gain (loss)	(0.20)	0.92	1.68	(3.20)	0.63

Total from investment operations	(0.02)	1.06	1.84	(3.07)	0.83

Less distributions:
From net investment income	(0.18)	(0.14)	(0.16)	(0.14)	(0.23)
From net realized gain	(0.04)	(0.01)	(0.08)	(0.34)	(0.74)

Total distributions	(0.22)	(0.15)	(0.24)	(0.48)	(0.97)

Net Asset Value, end of year	$10.10	$10.34	$9.43	$7.83	$11.38

Total return	(0.26)%	11.27%	23.43%	(26.86)%	7.17%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.13%	0.15%	0.18%	0.19%	0.20%
Expenses net of reimbursements/waivers, if any	0.13%	0.15%	0.17%	0.15%	0.19%
Net investment income before reimbursements/waivers	1.73%	1.93%	2.16%	1.50%	2.23%
Net investment income net of reimbursements/waivers, if any	1.73%	1.93%	2.17%	1.54%	2.24%
Supplemental Data:
Net assets, end of year (in thousands)	$386,327	$344,033	$186,148	$112,440	$112,064
Portfolio turnover	16%	10%	7%	12%	40%

	Milestone 2025
	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$10.27	$9.28	$7.58	$11.55	$11.72
Income from investment operations:
Net investment income	0.17	0.13	0.14	0.10	0.16
Net realized and unrealized gain (loss)	(0.26)	1.00	1.78	(3.57)	0.68

Total from investment operations	(0.09)	1.13	1.92	(3.47)	0.84

Less distributions:
From net investment income	(0.17)	(0.12)	(0.14)	(0.11)	(0.20)
From net realized gain	(0.04)	(0.02)	(0.08)	(0.39)	(0.81)

Total distributions	(0.21)	(0.14)	(0.22)	(0.50)	(1.01)

Net Asset Value, end of year	$9.97	$10.27	$9.28	$7.58	$11.55

Total return	(0.85)%	12.25%	25.40%	(29.90)%	7.17%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.14%	0.16%	0.19%	0.21%	0.22%
Expenses net of reimbursements/waivers, if any	0.14%	0.16%	0.18%	0.15%	0.18%
Net investment income before reimbursements/waivers	1.71%	1.77%	2.03%	1.17%	1.98%
Net investment income net of reimbursements/waivers, if any	1.71%	1.77%	2.04%	1.22%	2.02%
Supplemental Data:
Net assets, end of year (in thousands)	$301,275	$267,155	$146,397	$81,317	$83,891
Portfolio turnover	15%	7%	5%	11%	38%

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Milestone 2030
	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$10.34	$9.26	$7.45	$11.75	$11.88
Income from investment operations:
Net investment income	0.17	0.12	0.13	0.08	0.14
Net realized and unrealized gain (loss)	(0.32)	1.09	1.90	(3.92)	0.70

Total from investment operations	(0.15)	1.21	2.03	(3.84)	0.84

Less distributions:
From net investment income	(0.17)	(0.12)	(0.13)	(0.09)	(0.18)
From net realized gain	(0.02)	(0.01)	(0.09)	(0.37)	(0.79)

Total distributions	(0.19)	(0.13)	(0.22)	(0.46)	(0.97)

Net Asset Value, end of year	$10.00	$10.34	$9.26	$7.45	$11.75

Total return	(1.46)%	13.11%	27.33%	(32.54)%	7.11%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.15%	0.16%	0.20%	0.23%	0.26%
Expenses net of reimbursements/waivers, if any	0.15%	0.16%	0.19%	0.16%	0.20%
Net investment income before reimbursements/waivers	1.65%	1.53%	1.89%	1.01%	1.78%
Net investment income net of reimbursements/waivers, if any	1.65%	1.53%	1.90%	1.07%	1.85%
Supplemental Data:
Net assets, end of year (in thousands)	$236,452	$211,155	$121,219	$66,183	$61,465
Portfolio turnover	14%	7%	4%	10%	43%

	Milestone 2035
	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$10.28	$9.10	$7.21	$11.83	$11.98
Income from investment operations:
Net investment income	0.16	0.10	0.13	0.08	0.12
Net realized and unrealized gain (loss)	(0.39)	1.20	1.98	(4.23)	0.75

Total from investment operations	(0.23)	1.30	2.11	(4.15)	0.87

Less distributions:
From net investment income	(0.16)	(0.10)	(0.13)	(0.08)	(0.17)
From net realized gain	(0.03)	(0.02)	(0.09)	(0.39)	(0.85)

Total distributions	(0.19)	(0.12)	(0.22)	(0.47)	(1.02)

Net Asset Value, end of year	$9.86	$10.28	$9.10	$7.21	$11.83

Total return	(2.24)%	14.33%	29.22%	(34.91)%	7.25%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.17%	0.19%	0.25%	0.31%	0.40%
Expenses net of reimbursements/waivers, if any	0.17%	0.19%	0.22%	0.19%	0.20%
Net investment income before reimbursements/waivers	1.62%	1.35%	1.92%	0.90%	1.60%
Net investment income net of reimbursements/waivers, if any	1.62%	1.35%	1.95%	1.03%	1.80%
Supplemental Data:
Net assets, end of year (in thousands)	$150,472	$133,121	$76,875	$37,375	$34,831
Portfolio turnover	13%	7%	4%	9%	40%

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Milestone 2040
	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$10.30	$9.07	$7.10	$11.85	$11.91
Income from investment operations:
Net investment income	0.17	0.10	0.13	0.08	0.11
Net realized and unrealized gain (loss)	(0.44)	1.25	2.05	(4.38)	0.75

Total from investment operations	(0.27)	1.35	2.18	(4.30)	0.86

Less distributions:
From net investment income	(0.17)	(0.10)	(0.13)	(0.08)	(0.16)
From net realized gain	—	(0.02)	(0.08)	(0.37)	(0.76)

Total distributions	(0.17)	(0.12)	(0.21)	(0.45)	(0.92)

Net Asset Value, end of year	$9.86	$10.30	$9.07	$7.10	$11.85

Total return	(2.61)%	14.91%	30.70%	(36.13)%	7.23%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.17%	0.18%	0.23%	0.32%	0.43%
Expenses net of reimbursements/waivers, if any	0.17%	0.18%	0.21%	0.19%	0.19%
Net investment income before reimbursements/waivers	1.67%	1.20%	2.05%	0.92%	1.61%
Net investment income net of reimbursements/waivers, if any	1.67%	1.20%	2.06%	1.05%	1.85%
Supplemental Data:
Net assets, end of year (in thousands)	$146,032	$132,306	$91,348	$38,001	$32,882
Portfolio turnover	14%	21%	4%	11%	47%

	Milestone 2045
	For the Year Ended December 31,	For the Period from January 4, 2010* to December 31,
	2011	2010
Net Asset Value, beginning of year	$11.33	$10.00
Income from investment operations:
Net investment income	0.17	0.10
Net realized and unrealized gain (loss)	(0.49)	1.36

Total from investment operations	(0.32)	1.46

Less distributions:
From net investment income	(0.17)	(0.10)
From net realized gain	(0.13)	(0.03)

Total distributions	(0.30)	(0.13)

Net Asset Value, end of year	$10.71	$11.33

Total return	(2.81)%	14.62	%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.36%	0.87	%†
Expenses net of reimbursements/waivers, if any	0.35%	0.34	%†
Net investment income before reimbursements/waivers	1.68%	1.67	%†
Net investment income net of reimbursements/waivers, if any	1.69%	2.19	%†
Supplemental Data:
Net assets, end of year (in thousands)	$33,434	$22,363
Portfolio turnover	14%	8	%††

*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS

1.	Organization

The Vantagepoint Funds (the “Company”) was organized as a Delaware statutory trust on July 28, 1998 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company consisted of the following series on December 31, 2011:

The “Actively Managed Funds”:	The “Index Funds”:
Low Duration Bond Fund	Core Bond Index Fund
Inflation Protected Securities Fund	500 Stock Index Fund
Equity Income Fund	Broad Market Index Fund
Growth & Income Fund	Mid/Small Company Index Fund
Growth Fund	Overseas Equity Index Fund
Select Value Fund
Aggressive Opportunities Fund
Discovery Fund
International Fund
Diversifying Strategies Fund

The “Milestone Funds”:	The “Model Portfolio Funds”:
Milestone Retirement Income Fund	Model Portfolio Savings Oriented Fund
Milestone 2010 Fund	Model Portfolio Conservative Growth Fund
Milestone 2015 Fund	Model Portfolio Traditional Growth Fund
Milestone 2020 Fund	Model Portfolio Long-Term Growth Fund
Milestone 2025 Fund	Model Portfolio All-Equity Growth Fund
Milestone 2030 Fund
Milestone 2035 Fund
Milestone 2040 Fund
Milestone 2045 Fund

The Actively Managed, Model Portfolio and Milestone Funds each offer a single class of shares. The Index Funds offer two classes of shares: Class I Shares and Class II Shares. The two classes of shares differ principally in their respective level of account-based services and the fees associated with such services. Ordinary dividends to shareholders are allocated to each class, based upon shares outstanding on the record date of distribution. Neither class has preferential dividend rights. Differences in per share dividend rates are generally due to differences in separate class expenses.

The Model Portfolio Funds Structure

The Model Portfolio Funds invest entirely in other series of the Company (“underlying funds”). Subject to the supervision of the Board, Vantagepoint Investment Advisers, LLC (“VIA” or the “Adviser”) may make allocation changes to the underlying funds based on its periodic analysis to identify the allocation of assets among the different underlying funds that it believes is optimum for each Model Portfolio Fund. Each Model Portfolio Fund has a different degree of potential risk and reward and is diversified among various underlying funds in differing allocations. The underlying funds of each Model Portfolio Fund and the target investment allocation to each underlying fund as of December 31, 2011 were as follows:

	Model Portfolio Funds
Fund	Savings Oriented	Conservative Growth	Traditional Growth	Long- Term Growth	All-Equity Growth
Fixed Income—%
Low Duration Bond	31.00%	19.00%	8.00%	0.00%	0.00%
Core Bond Index, Class I	9.00%	12.00%	13.00%	13.00%	0.00%
Inflation Protected Securities	15.00%	10.00%	4.00%	0.00%	0.00%

Total Fixed Income—%	55.00%	41.00%	25.00%	13.00%	0.00%

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

	Model Portfolio Funds
Fund	Savings Oriented	Conservative Growth	Traditional Growth	Long- Term Growth	All-Equity Growth
Equity—%
Equity Income	10.00%	11.00%	12.00%	13.00%	18.00%
Growth & Income	10.00%	9.00%	12.00%	13.00%	17.00%
Growth	0.00%	6.00%	10.00%	11.50%	17.00%
Select Value	0.00%	3.00%	5.50%	8.50%	9.50%
Aggressive Opportunities	0.00%	3.00%	5.50%	8.50%	9.50%
Discovery	0.00%	0.00%	3.00%	4.50%	9.00%
International	5.00%	8.00%	12.00%	16.00%	20.00%

Total Equity—%	25.00%	40.00%	60.00%	75.00%	100.00%

Multi-Strategy—%
Diversifying Strategies	20.00%	19.00%	15.00%	12.00%	0.00%

Total Multi-Strategy—%	20.00%	19.00%	15.00%	12.00%	0.00%

Total—%	100.00%	100.00%	100.00%	100.00%	100.00%

The Milestone Funds Structure

The Milestone Funds invest entirely in underlying funds. Subject to the supervision of the Board, VIA may make allocation changes to the underlying funds based on its periodic analysis to identify the allocation of assets among the different underlying funds that it believes is optimum for each Milestone Fund. Each Milestone Fund invests in a combination of underlying funds that is believed to be appropriate for investors who expect to begin making gradual withdrawals from the Milestone Fund, typically at or after retirement, in or around the year stated in the Milestone Fund’s name, except for the Milestone Retirement Income Fund. VIA adjusts the asset allocation of each “dated” Milestone Fund to become more conservative over time until the Milestone Fund achieves a constant asset allocation approximately ten years after the year designated in its name. The Milestone 2045 Fund has not yet been adjusted because of its long remaining time horizon. Each Milestone Fund has a different degree of potential risk and reward and is diversified among various underlying funds in differing allocations. The underlying funds of each Milestone Fund and the target investment allocation to each underlying fund as of December 31, 2011, were as follows:

	Milestone Funds
Fund	Retirement Income	2010	2015	2020	2025
Fixed Income—%
Low Duration Bond	31.00%	15.13%	10.74%	6.87%	2.94%
Core Bond Index, Class I	9.00%	6.47%	9.94%	14.14%	13.42%
Inflation Protected Securities	15.00%	15.00%	9.00%	1.50%	0.00%

Total Fixed Income—%	55.00%	36.60%	29.68%	22.51%	16.36%

Equity—%
Equity Income	10.00%	18.34%	19.09%	21.16%	22.91%
Growth & Income	10.00%	11.00%	11.04%	11.59%	12.94%
Growth	0.00%	7.10%	7.52%	8.28%	9.29%
Mid/Small Company Index, Class I	0.00%	0.00%	5.39%	8.72%	11.24%
International	5.00%	9.21%	10.78%	12.49%	14.26%

Total Equity—%	25.00%	45.65%	53.82%	62.24%	70.64%

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

	Milestone Funds
Fund	Retirement Income	2010	2015	2020	2025
Multi-Strategy—%
Diversifying Strategies	20.00%	17.75%	16.50%	15.25%	13.00%

Total Multi-Strategy—%	20.00%	17.75%	16.50%	15.25%	13.00%

Total—%	100.00%	100.00%	100.00%	100.00%	100.00%

	Milestone Funds
Fund	2030	2035	2040	2045
Fixed Income—%
Low Duration Bond	1.32%	0.22%	0.00%	0.00%
Core Bond Index, Class I	9.15%	5.64%	5.00%	5.00%
Inflation Protected Securities	0.00%	0.00%	0.00%	0.00%

Total Fixed Income—%	10.47%	5.86%	5.00%	5.00%

Equity—%
Equity Income	24.35%	25.76%	27.13%	27.40%
Growth & Income	14.09%	14.88%	15.81%	16.00%
Growth	10.43%	11.75%	12.48%	12.60%
Mid/Small Company Index, Class I	14.21%	18.09%	19.78%	20.00%
International	15.95%	17.66%	18.80%	19.00%

Total Equity—%	79.03%	88.14%	94.00%	95.00%

Multi-Strategy—%
Diversifying Strategies	10.50%	6.00%	1.00%	0.00%

Total Multi-Strategy—%	10.50%	6.00%	1.00%	0.00%

Total —%	100.00%	100.00%	100.00%	100.00%

Since the Model Portfolio Funds and Milestone Funds invest entirely in underlying funds, investment earnings are composed of:

1.	ordinary and capital gain dividends from the underlying funds,

2.	unrealized appreciation/depreciation on investments in the underlying funds, and

3.	realized gain/loss from sales of the shares of the underlying funds triggered by net outflows associated with normal capital stock activity and rebalancing of the Model Portfolio Funds and Milestone Funds.

Subadviser Changes from January 1, 2011 to December 31, 2011

At a Board meeting held on June 17, 2011 VIA recommended, and the Board approved, the termination of Analytic Investors, LLC as a subadviser to the Diversifying Strategies Fund. At a Board meeting held on December 13, 2011, VIA recommended, and the Board approved, the termination of D.G. Capital Management Trust, Legg Mason Capital Management, LLC and Tukman Grossman Capital Management, Inc. as subadvisers to the Growth Fund and the appointment of Atlanta Capital Management Company, LLC and Victory Capital Management Inc. as subadvisers of the Growth Fund to be effective in January 2012.

2.	Significant Accounting Policies

The Company’s significant accounting policies are consistently applied in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management makes estimates and assumptions in the preparation of financial statements that affect the reported amounts of assets

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

and liabilities, including the disclosure of contingent assets and liabilities at the date of the financial statements as well as the revenue and expense amounts during the reporting period. Actual results could differ from those estimates and those differences could be material.

New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820)—Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (International Financial Reporting Standards). The update establishes common requirements for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update’s adoption on the Company’s financial statement disclosures.

In December 2011, the Financial Accounting Standards Board issued amended guidance to enhance disclosures for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; the adoption of such guidance will have no effect on the funds’ net assets or results of operations.

Fair Value Measurements

The Company adopted FASB ASC 820, Fair Value Measurements and Disclosures, effective January 1, 2008. In accordance with ASC 820, fair value is defined as the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. ASC 820 established a three-tier hierarchy, which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

Level 3—significant unobservable inputs (including the fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

Investment Policy and Security Valuation

All equity securities that are traded on a national securities exchange (other than NASDAQ Global/Global Select and Capital Market securities traded primarily on the Nasdaq Stock Market, Inc. exchange (“NASDAQ”)) held by each fund normally will be valued at the last reported sale price or official close price (if available) on the exchange on which the security is primarily traded, and are categorized as Level 1 in the hierarchy. If, on a particular day, an exchange-traded security does not trade on its primary exchange, then the price normally will be the mean between the closing bid and closing offer reported to the primary exchange and made available to quotation vendors or disseminated through an automated quotation system, or obtained by a pricing service from other quotation sources believed to be reliable and is generally categorized as Level 2 in the hierarchy. NASDAQ Global/Global Select and Capital Market securities traded primarily on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on any given day, no NOCP is available, the price of such securities normally will be the mean between the closing bid and closing offer reported on NASDAQ prior to the calculation of the net asset value (“NAV”) of a fund and are generally categorized as Level 1 in the hierarchy. All equity securities not traded on a national securities exchange (“OTC Equities”) normally will be priced at the last reported sale price in the

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

over-the-counter market and are generally categorized as Level 1 in the hierarchy. If an OTC Equity does not trade in an over-the-counter market on a particular day, then the price normally will be the mean between the closing bid and closing offer obtained from a quotation service or other source believed to be reliable and is generally categorized as Level 1 in the hierarchy. Short-term debt instruments, such as commercial paper, banker’s acceptances, and U.S. Treasury Bills, with a remaining maturity of less than 60 days may be valued at amortized cost and are generally categorized as Level 2 in the hierarchy. Prices for debt instruments normally will be obtained from a pricing service. In determining prices, the pricing service may employ methodologies designed to identify the market value of debt instruments, which may include reference to actual market transactions, broker-dealer supplied quotations or valuations, matrix pricing, or other valuation techniques. These techniques generally consider such factors as securities’ prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations and are generally categorized as Level 2 in the hierarchy. In the event a pricing service is unable to provide a price for a particular security, the security may be priced based on the average of two or more independent broker-dealer quotations and is generally categorized as Level 2 in the hierarchy. Any security for which market value as described above is not readily available is valued at fair value as determined in good faith in accordance with policies approved by the Board (“Valuation Procedures”) and is generally categorized as Level 2 or Level 3 in the hierarchy depending on the observability of market inputs. Except for certain foreign equity securities described later in this note, foreign exchange traded securities are valued in the same manner as domestic exchange traded equity securities and are generally categorized as Level 1 in the hierarchy.

Shares of the underlying funds in which the Model Portfolio and Milestone Funds invest are valued by using the underlying funds’ current NAVs for purchase and/or redemption orders that day and are categorized as Level 1 in the hierarchy.

Valuation of Certain Foreign Equity Securities

For foreign equity securities that are primarily traded in markets outside North and South America, the Board has approved the use of a third party fair valuation service. The service uses a multifactor model to calculate a factor that is then applied to adjust the market price for each such security, which are generally categorized as Level 2 in the hierarchy. Additionally, the Board has approved the use of the fair value prices provided by this service on a daily basis without a market trigger or confidence interval filter for all foreign equity securities held by the funds that are primarily traded in markets outside North and South America which are generally categorized as Level 2 in the hierarchy. In the event prices for such foreign securities are not available through the service or another fair value pricing service approved by the Board, the securities may be priced at the average of two or more independent broker-dealer quotations or at the fair value of the security in accordance with the Company’s Valuation Procedures and are generally categorized as Level 2 or Level 3 in the hierarchy.

The valuation techniques used by the funds to measure fair value during the year ended December 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The funds utilized fair value techniques such as a multi-dimensional relational pricing model and option adjusted spread pricing to estimate prices that would have prevailed in a liquid market given information available at the time of evaluation.

The following is a summary of the inputs used as of December 31, 2011, in valuing each fund’s investment carried at value:

Investment Type	Level 1	Level 2	Level 3	Total
Low Duration Bond Fund
Investments in Securities:
Corporate Obligations	$—	$329,599,952	$—	$329,599,952
Mortgage-Related Securities	—	42,271,471	—	42,271,471
U.S. Treasury Obligations	—	35,541,505	—	35,541,505
Government Related Obligations	—	39,135,014	—	39,135,014
Asset-Backed Securities	—	59,954,953	—	59,954,953
Money Market Funds	40,645,120	—	—	40,645,120

Total Investments in Securities	$40,645,120	$506,502,895	$—	$547,148,015

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Investment Type	Level 1	Level 2	Level 3	Total
Derivative Instruments:
Assets:
Futures	$19,017	$—	$—	$19,017
Forward Currency Contracts	—	149,544	—	149,544

Total Assets	$19,017	$149,544	$—	$168,561

Liabilities:
Forward Currency Contracts	—	(525)	—	(525)

Total Liabilities	—	(525)	—	(525)

Total Derivative Instruments	$19,017	$149,019	$—	$168,036

Inflation Protected Securities Fund
Investments in Securities:
Corporate Obligations	$—	$27,360,275	$—	$27,360,275
U.S. Treasury Obligations	—	510,271,472	—	510,271,472
Government Related Obligations	—	2,687,489	—	2,687,489
Asset-Backed Securities	—	7,338,241	—	7,338,241
Purchased Options	—	25,384	—	25,384
Certificates of Deposit	—	3,795,018	—	3,795,018
Money Market Funds	41,068,449	—	—	41,068,449

Total Investments in Securities	$41,068,449	$551,477,879	$—	$592,546,328

Derivative Instruments:
Assets:
Swap Agreements	—	390,113	—	390,113
Futures	103,303	—	—	103,303

Total Assets	$103,303	$390,113	$—	$493,416

Liabilities:
Written Options	(15,031)	(40,550)	—	(55,581)
Futures	(380,269)	—	—	(380,269)

Total Liabilities	(395,300)	(40,550)	—	(435,850)

Total Derivative Instruments	$(291,997)	$349,563	$—	$57,566

Equity Income Fund
Investments in Securities:
Common Stocks	$1,733,794,702	$6,610,748	$—	$1,740,405,450
Convertible Preferred Stocks	3,123,600	—	—	3,123,600
Money Market Funds	179,521,849	—	—	179,521,849

Total Investments in Securities	$1,916,440,151	$6,610,748	$—	$1,923,050,899

Growth & Income Fund
Investments in Securities:
Common Stocks	$1,129,242,901	$2,464,877	$—	$1,131,707,778
Money Market Funds	50,104,587	—	—	50,104,587

Total Investments in Securities	$1,179,347,488	$2,464,877	$—	$1,181,812,365

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Investment Type	Level 1	Level 2	Level 3	Total
Growth Fund
Investments in Securities:
Common Stocks	$1,667,556,052	$—	$—	$1,667,556,052
Money Market Funds	116,563,751	—	—	116,563,751

Total Investments in Securities	$1,784,119,803	$—	$—	$1,784,119,803

Select Value Fund
Investments in Securities:
Common Stocks	$308,359,854	$—	$—	$308,359,854
Money Market Funds	21,368,027	—	—	21,368,027

Total Investments in Securities	$329,727,881	$—	$—	$329,727,881

Aggressive Opportunities Fund
Investments in Securities:
Common Stocks	$920,691,161	$12,875,344	$—	$933,566,505
Money Market Funds	104,213,963	—	—	104,213,963

Total Investments in Securities	$1,024,905,124	$12,875,344	$—	$1,037,780,468

Discovery Fund
Investments in Securities:
Common Stocks	$88,566,485	$3,080,243	$183,980	$91,830,708
Convertible Preferred Stocks	—	1,124,574	—	1,124,574
Corporate Obligations	—	46,334,930	—	46,334,930
Mortgage-Related Securities	—	11,863,880	—	11,863,880
Convertible Debt Obligations	—	337,895	—	337,895
U.S. Treasury Obligations	—	19,203,943	—	19,203,943
Government Related Obligations	—	15,411,046	—	15,411,046
Asset-Backed Securities	—	2,730,985	—	2,730,985
Warrants	107,745	20,561	—	128,306
Money Market Funds	24,760,837	—	—	24,760,837

Total Investments in Securities	$113,435,067	$100,108,057	$183,980	$213,727,104

Derivative Instruments:
Assets:
Futures	2,811,932	—	—	2,811,932
Forward Currency Contracts	—	33,429	—	33,429

Total Assets	$2,811,932	$33,429	$—	$2,845,361

Total Derivative Instruments	$2,811,932	$33,429	$—	$2,845,361

International Fund
Investments in Securities:
Common Stocks	$113,400,682	$988,296,155	$—	$1,101,696,837
Money Market Funds	76,134,103	—	—	76,134,103

Total Investments in Securities	$189,534,785	$988,296,155	$—	$1,177,830,940

Derivative Instruments:
Assets:
Forward Currency Contracts	—	834,869	—	834,869

Total Assets	$—	$834,869	$—	$834,869

Total Derivative Instruments	$—	$834,869	$—	$834,869

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Investment Type	Level 1	Level 2	Level 3	Total
Diversifying Strategies Fund
Investments in Securities:
Common Stocks	$7,361,294	$13,729,362	$—	$21,090,656
Convertible Preferred Stocks	8,775,202	236,234	—	9,011,436
Corporate Obligations	—	293,597,329	—	293,597,329
Mortgage-Related Securities	—	53,982,249	—	53,982,249
Convertible Debt Obligations	—	204,650,574	—	204,650,574
U.S. Treasury Obligations	—	75,972,424	—	75,972,424
Government Related Obligations	—	82,316,584	—	82,316,584
Asset-Backed Securities	—	36,742,629	—	36,742,629
Purchased Options	8,385,375	390,993	—	8,776,368
Certificates of Deposit	—	14,266,989	—	14,266,989
Money Market Funds	42,080,719	—	—	42,080,719

Total Investments in Securities	$66,602,590	$775,885,367	$—	$842,487,957

Derivative Instruments:
Assets:
Purchased options on Euro-Bund futures	2,475,721	—	—	2,475,721
Futures	1,962,211	—	—	1,962,211
Forward Currency Contracts	—	4,900,403	—	4,900,403

Total Assets	$4,437,932	$4,900,403	$—	$9,338,335

Liabilities:
Written Options	—	(819,341)	—	(819,341)
Futures	(2,203,621)	—	—	(2,203,621)
Forward Currency Contracts	—	(836,610)	—	(836,610)

Total Liabilities	(2,203,621)	(1,655,951)	—	(3,859,572)

Total Derivative Instruments	$2,234,311	$3,244,452	$—	$5,478,763

Core Bond Index Fund
Investments in Securities:
Corporate Obligations	$—	$224,671,992	$—	$224,671,992
Mortgage-Related Securities	—	382,777,345	—	382,777,345
U.S. Treasury Obligations	—	394,317,255	—	394,317,255
Government Related Obligations	—	118,212,087	—	118,212,087
Asset-Backed Securities	—	2,965,580	—	2,965,580
Certificates of Deposit	—	507,112	—	507,112
Money Market Funds	98,609,675	—	—	98,609,675

Total Investments in Securities	$98,609,675	$1,123,451,371	$—	$1,222,061,046

500 Stock Index Fund
Investments in Securities:
Common Stocks	$373,473,082	$1	$—	$373,473,083
Convertible Preferred Stocks	—	1	—	1
U.S. Treasury Obligations	—	524,981	—	524,981
Money Market Funds	14,611,815	—	—	14,611,815

Total Investments in Securities	$388,084,897	$524,983	$—	$388,609,880

Derivative Instruments:
Assets:
Futures	26,841	—	—	26,841

Total Assets	$26,841	$—	$—	$26,841

Total Derivative Instruments	$26,841	$—	$—	$26,841

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Investment Type	Level 1	Level 2	Level 3	Total
Broad Market Index Fund
Investments in Securities:
Common Stocks	$489,582,929	$2	$—	$489,582,931
Convertible Preferred Stocks	—	2	—	2
U.S. Treasury Obligations	—	979,956	—	979,956
Rights	—	—	—	—
Warrants	—	—	—	—
Money Market Funds	26,258,331	—	—	26,258,331

Total Investments in Securities	$515,841,260	$979,960	$—	$516,821,220

Derivative Instruments:
Assets:
Futures	51,582	—	—	51,582

Total Assets	$51,582	$—	$—	$51,582

Liabilities:
Futures	(338)	—	—	(338)

Total Liabilities	(338)	—	—	(338)

Total Derivative Instruments	$51,244	$—	$—	$51,244

Mid/Small Company Index Fund
Investments in Securities:
Common Stocks	$405,066,552	$—	$—	$405,066,552
U.S. Treasury Obligations	—	359,974	—	359,974
Rights	—	—	—	—
Warrants	—	—	—	—
Money Market Funds	36, 883,881	—	—	36,883,881

Total Investments in Securities	$441,950,433	$359,974	$—	$442,310,407

Derivative Instruments:
Assets:
Futures	45,718	—	—	45,718

Total Assets	$45,718	$—	$—	$45,718

Total Derivative Instruments	$45,718	$—	$—	$45,718

Overseas Equity Index Fund
Investments in Securities:
Common Stocks	$—	$171,554,799	$—	$171,554,799
Preferred Stocks	—	834,917	—	834,917
U.S. Treasury Obligations	—	359,987	—	359,987
Rights	—	3,033	—	3,033
Money Market Funds	8,302,088	—	—	8,302,088

Total Investments in Securities	$8,302,088	$172,752,736	$—	$181,054,824

Derivative Instruments:
Assets:
Futures	65,141	—	—	65,141
Forward Currency Contracts	—	10,818	—	10,818

Total Assets	$65,141	$10,818	$—	$75,959

Liabilities:
Futures	(31,062)	—	—	(31,062)
Forward Currency Contracts	—	(17,520)	—	(17,520)

Total Liabilities	(31,062)	(17,520)	—	(48,582)

Total Derivative Instruments	$34,079	$(6,702)	$—	$27,377

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

See Schedule of Investments for identification of securities by industry classification.

All investments held by the Model Portfolio Funds and Milestone Funds are categorized as Level 1.

As of December 31, 2011, with the exception of the Discovery Fund, the funds did not hold any significant investments in Level 3. Additionally, there were no significant transfers in and out of Levels 1 and 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Discovery Fund	Commons Stocks
Balance as of December 31, 2010	$—
Accrued discounts/(premiums)	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	—
Purchases	—
Sales	—
Transfers in to Level 3	183,980
Transfers out of Level 3	—

Balance as of December 31, 2011	$183,980

When Issued Securities

When issued securities or “To Be Announced” securities are sometimes held by the funds. The funds maintain security positions and cash positions such that sufficient liquid assets will be available to make payments for such securities purchased.

Foreign Currency

The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies will be translated (but not actually converted) into U.S. dollars daily at the closing spot rates supplied by the WM/Reuters Intraday Spot exchange rates provided as of 4:00 pm Eastern Time. Purchases and sales of securities, income receipts and expense payments are translated (but not actually converted) into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, that result from changes in foreign currency exchange rates, have been included in unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses include foreign currency gains and losses resulting from changes in exchange rates between trade date and settlement date on investment securities transactions, gains and losses on foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains/(losses) from security transactions.

Currency symbols utilized throughout the notes to these financial statements are defined as follows:

AUD	— Australian Dollar	JPY	— Japanese Yen
BRL	— Brazilian Real	MXN	— Mexican Peso
CAD	— Canadian Dollar	NOK	— Norwegian Krona
CHF	— Swiss Franc	NZD	— New Zealand Dollar
EUR	— European Monetary Unit	SEK	— Swedish Krona
GBP	— British Pound	USD	— U.S. Dollar

Options (other than Swaptions)

Exchange traded options normally will be priced based on the last reported sale price or official closing price (if available) on the exchange on which the option is primarily traded, as provided by a pricing service. If on a particular

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

day, an option does not trade on its primary exchange, the fund’s custodian will calculate and use the mean between the closing bid and closing offer reported to the exchange and obtained from a pricing service and such options are generally categorized as Level 1 in the hierarchy.

Purchased options on Euro-Bund futures trade on foreign exchanges and are marked to market daily with variation margin payments received or made by the funds daily based on fluctuation in value. There is no premium paid at the time of purchase. These options are generally categorized as Level 1 in the hierarchy.

Non-exchange traded (i.e., over-the-counter) options normally will be priced using an option valuation model, which incorporates relevant parameters (e.g., implied volatility; current value of underlier). Such prices will be provided by a pricing service and these options are generally categorized as Level 2 in the hierarchy.

In the event a pricing service is unable to provide a price for a particular option, the option may be priced based on the average of two or more independent broker-dealer quotations, pursuant to the Valuation Procedures, or at its fair value determined in accordance with the Valuation Procedures and is generally categorized as Level 2 in the hierarchy.

Futures

Futures contracts normally will be priced at their settlement prices established and reported each day on the exchange on which they are traded, as provided by a pricing service and are generally categorized as Level 1 in the hierarchy. In the event a pricing service is unable to provide a price for a particular futures contract, the value of the contract will be priced at its fair value in accordance with the Valuation Procedures and generally such futures are categorized as Level 2 in the hierarchy.

Futures exchange abbreviations utilized throughout the notes to these financial statements are defined as follows:

CBT	— Chicago Board of Trade Exchange	MSE	— Montreal Exchange
CME	— Chicago Mercantile Exchange	NYF	— New York Futures Exchange
EOE	— Dutch Options Exchange	SFE	— Sydney Futures Exchange
EUX	— Eurex Deutschland Exchange	SGX	— Singapore Exchange
HKG	— Hong Kong Futures Exchange	TSE	— Tokyo Stock Exchange
LIF	— Liffe Exchange

Forward Currency Contracts

Forward currency contracts normally will be priced using the WM/Reuters Intraday Forwards rates provided as of 4:00 pm Eastern Time. In the event WM/Reuters (or a designated pricing service) is unable to provide a rate for a particular contract, the fair value of the contract will be determined in accordance with the Valuation Procedures and generally such contracts are categorized as Level 2 in the hierarchy.

Interest Rate Swaps and Inflation Swaps

Interest rate and inflation swaps normally will be priced based on the applicable swap valuation model (i.e., interest rate or inflation) which incorporates a snapshot of the relevant swap curve (interest rate curve or inflation rate curve, as applicable). Such prices will be provided by a pricing service. In the event a pricing service is unable to provide a price for a particular swap, the swap will be priced at its fair value in accordance with the Valuation Procedures and generally such swaps are categorized as Level 2 in the hierarchy.

Interest Rate Swaptions

Interest rate swaptions normally will be priced based on a snapshot taken of the relevant swap curve, deriving an implied volatility surface from actual and/or indicative broker-dealer swaption prices, and combining them in a swaption valuation model. Such prices will be provided by a pricing service. In the event a pricing service is unable to provide a price for a particular swaption, the swaption will be priced at its fair value in accordance with the Valuation Procedures and generally such swaptions are categorized as Level 2 in the hierarchy.

Total Return Swaps

Total return swaps are normally priced based on a valuation model that incorporates cash flow forecasts for the reference asset and a snapshot of the relevant interest rate swap curve. Such prices will be provided by a pricing

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

service. In the event a pricing service is unable to provide a price for a particular total return swap, the total return swap will be priced at its fair value in accordance with the Valuation Procedures and generally such swaps are categorized as Level 2 in the hierarchy.

Security Transactions and Income Recognition

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are amortized for both financial reporting and tax purposes, except for the Core Bond Index Fund, which does not amortize bond premium for tax purposes.

Dividends and Distributions to Shareholders

Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividends from net investment income, if any, are declared and paid monthly to shareholders of the Core Bond Index, Low Duration Bond, and Inflation Protected Securities Funds. For the remaining funds, dividends from net investment income, if any, are declared and paid annually to shareholders. Distributions from net realized capital gains, if any, are generally declared and paid annually to shareholders. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on investment securities, and differing characterizations of distributions being made by each fund.

Certain differences are permanent, and result in reclassifications among paid-in capital, net investment income or realized gains. These include net operating losses not utilized during the current year, commission adjustments, pay-down gains and losses, bond premium amortization, foreign currency gains and losses, treasury inflation-protected securities adjustments, taxable over-distributions or returns of capital, and adjustments relating to income received from, or dispositions of, real estate investment trust, passive foreign investment company, publicly traded partnership, contingent payment debt instruments, and mutual fund company securities. The following reclassifications were made in the financial statements to present the components of fund net assets and distributions on a tax basis for the year ended December 31, 2011. These reclassifications have no effect on net assets or net asset values per share, and they do not affect the net investment income per share calculations presented in the Financial Highlights.

Fund	Paid-in Capital Increase/(Decrease)	Undistributed Net Investment Income Increase/(Decrease)	Accumulated Net Realized Gain/(Loss) Increase/(Decrease)
Low Duration Bond	$—	$(181,410)	$181,410
Inflation Protected Securities	—	895,310	(895,310)
Equity Income	—	2,190,327	(2,190,327)
Growth & Income	—	(12,641)	12,641
Growth	(23,280,910)	188,614	23,092,296
Select Value	(372,340)	(109,954)	482,294
Aggressive Opportunities	517,178	4,451,058	(4,968,236)
Discovery	—	61,134	(61,134)
International	—	3,516,543	(3,516,543)
Diversifying Strategies	(177,475)	(10,787,628)	10,965,103
Core Bond Index	—	6,182,279	(6,182,279)
500 Stock Index	3,282,586	(29,404)	(3,253,182)
Broad Market Index	3,759,898	(150,922)	(3,608,976)
Mid/Small Company Index	2,421,503	(85,204)	(2,336,299)
Overseas Equity Index	(2,078)	71,940	(69,862)
Model Portfolio Savings Oriented	—	(267,127)	267,127
Model Portfolio Conservative Growth	—	(415,805)	415,805
Model Portfolio Traditional Growth	—	(28,554)	28,554

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Fund	Paid-in Capital Increase/(Decrease)	Undistributed Net Investment Income Increase/(Decrease)	Accumulated Net Realized Gain/(Loss) Increase/(Decrease)
Model Portfolio Long-Term Growth	$—	$(19,396)	$19,396
Model Portfolio All-Equity Growth	—	(91,331)	91,331
Milestone Retirement Income	—	(1,129)	1,129
Milestone 2010	—	(10,343)	10,343
Milestone 2015	—	(15,995)	15,995
Milestone 2020	—	(2,735)	2,735
Milestone 2025	—	(2,557)	2,557
Milestone 2030	—	(3,062)	3,062
Milestone 2035	—	(3,470)	3,470
Milestone 2040	(53,941)	(3,611)	57,552
Milestone 2045	—	1,736	(1,736)

Federal Income Taxes

Each fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal tax purposes. Accordingly, each fund intends to make distributions of substantially all of its net investment company taxable income and any net realized capital gains (after reduction for capital loss carry forwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Any taxable income or gains remaining at fiscal year-end are distributed in the following year. Therefore, no provision for federal income or excise taxes was required.

The FASB issued Interpretation ASC 740, “Income Taxes,” which establishes guidelines for recognizing, measuring, and disclosing tax return positions in financial statements. Management has evaluated the Company’s tax positions and determined that the application of ASC 740 had no material impact on the Company’s financial statements. Accordingly, no adjustments for unrecognized tax benefits or related interest or penalties were required as of December 31, 2011. If applicable, the Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other Expenses” in the Statement of Operations. The Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act changed various technical rules governing the tax treatment of regulated investment companies, which are generally effective beginning with the Company’s taxable year ending December 31, 2011. Under the Act, the funds are permitted to carry forward capital losses incurred in taxable years beginning after the enactment date indefinitely. However, any losses incurred during post-enactment taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years, which expires according to their original schedule. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused.

Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered entirely short-term as required under prior law.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Total Distributable Earnings
Low Duration Bond	$203,959	$—	$203,959
Inflation Protected Securities	1,556,083	6,002,630	7,558,713
Equity Income	—	3,919,923	3,919,923
Growth & Income	3,258,284	—	3,258,284
Growth	488,273	—	488,273
Select Value	10,617	—	10,617
Aggressive Opportunities	5,210,766	—	5,210,766
Discovery	224,327	—	224,327

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Total Distributable Earnings
International	$14,972,826	$—	$14,972,826
Diversifying Strategies	—	—	—
Core Bond Index	9,575	—	9,575
500 Stock Index	29,426	—	29,426
Broad Market Index	5,388,128	—	5,388,128
Mid/Small Company Index	202,634	2,185,455	2,388,089
Overseas Equity Index	62,617	—	62,617
Model Portfolio Savings Oriented	343,827	387,843	731,670
Model Portfolio Conservative Growth	907,123	3,383,218	4,290,341
Model Portfolio Traditional Growth	—	12,384,344	12,384,344
Model Portfolio Long-Term Growth	—	17,718,513	17,718,513
Model Portfolio All-Equity Growth	1,071,551	3,884,797	4,956,348
Milestone Retirement Income	—	1,593,295	1,593,295
Milestone 2010	—	2,125,735	2,125,735
Milestone 2015	—	3,262,456	3,262,456
Milestone 2020	—	3,467,749	3,467,749
Milestone 2025	—	2,898,533	2,898,533
Milestone 2030	—	2,502,317	2,502,317
Milestone 2035	—	1,749,283	1,749,283
Milestone 2040	—	—	—
Milestone 2045	—	507,403	507,403

The tax character of distributions during 2011 was as follows:

Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Gains	Total Distributions
Low Duration Bond	$10,532,013	$—	$10,532,013
Inflation Protected Securities	17,944,572	7,954,674	25,899,246
Equity Income	43,691,700	32,862,295	76,553,995
Growth & Income	13,366,132	—	13,366,132
Growth	9,226,338	—	9,226,338
Select Value	2,974,231	—	2,974,231
Aggressive Opportunities	18,772,215	63,629,518	82,401,733
Discovery	2,156,271	—	2,156,271
International	28,267,374	—	28,267,374
Diversifying Strategies	1,880,043	11,386,188	13,266,231
Core Bond Index	40,150,525	—	40,150,525
500 Stock Index	6,825,623	—	6,825,623
Broad Market Index	8,529,205	—	8,529,205
Mid/Small Company Index	6,542,637	14,883,091	21,425,728
Overseas Equity Index	5,795,201	—	5,795,201
Model Portfolio Savings Oriented	5,782,341	—	5,782,341
Model Portfolio Conservative Growth	10,020,684	—	10,020,684
Model Portfolio Traditional Growth	29,272,914	3,332,490	32,605,404
Model Portfolio Long-Term Growth	32,241,740	22,158,134	54,399,874
Model Portfolio All-Equity Growth	9,622,281	—	9,622,281
Milestone Retirement Income	4,033,272	4,193,183	8,226,455
Milestone 2010	4,370,084	1,721,112	6,091,196
Milestone 2015	7,477,460	2,136,550	9,614,010
Milestone 2020	6,588,924	1,368,890	7,957,814
Milestone 2025	5,025,002	1,252,114	6,277,116

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Gains	Total Distributions
Milestone 2030	$3,824,527	$545,351	$4,369,878
Milestone 2035	2,407,747	428,966	2,836,713
Milestone 2040	2,491,014	—	2,491,014
Milestone 2045	613,903	301,785	915,688

The tax character of distributions during 2010 was as follows:

Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Gains	Total Distributions
Low Duration Bond	$11,819,982	$—	$11,819,982
Inflation Protected Securities	10,073,687	4,903,049	14,976,736
Equity Income	17,413,710	—	17,413,710
Growth & Income	9,595,362	—	9,595,362
Growth	12,440,966	—	12,440,966
Select Value	2,972,119	—	2,972,119
Discovery	1,907,086	—	1,907,086
International	22,937,847	—	22,937,847
Diversifying Strategies	15,514,149	—	15,514,149
Core Bond Index	38,851,573	—	38,851,573
500 Stock Index	6,069,052	—	6,069,052
Broad Market Index	8,087,210	—	8,087,210
Mid/Small Company Index	7,194,179	3,446,561	10,640,740
Overseas Equity Index	4,886,619	—	4,886,619
Model Portfolio Savings Oriented	6,476,782	—	6,476,782
Model Portfolio Conservative Growth	10,064,194	—	10,064,194
Model Portfolio Traditional Growth	21,975,154	—	21,975,154
Model Portfolio Long-Term Growth	26,389,015	—	26,389,015
Model Portfolio All-Equity Growth	5,906,426	—	5,906,426
Milestone Retirement Income	3,101,763	191,611	3,293,374
Milestone 2010	2,813,079	—	2,813,079
Milestone 2015	5,254,782	—	5,254,782
Milestone 2020	4,951,090	42,867	4,993,957
Milestone 2025	3,659,576	105,410	3,764,986
Milestone 2030	2,698,541	13,072	2,711,613
Milestone 2035	1,584,712	—	1,584,712
Milestone 2040	1,547,569	—	1,547,569
Milestone 2045	258,113	—	258,113

At December 31, 2011, the following funds had net capital loss carryovers:

Post-enactment losses incurred that will be carried forward under the provisions of the Act are as follows:

	Loss Carryforward Character
Fund	Short Term	Long Term
Overseas Equity Index	$224,805	$618,340

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

At December 31, 2011, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiring December 31
Fund	2014	2015	2016
Low Duration Bond	$—	$—	$—
Growth & Income	—	—	—
Growth	—	—	174,724,570
Select Value	—	—	—
Discovery	—	—	—
International	—	—	—
Core Bond Index	3,320,661	4,299,528	2,798,291
500 Stock Index	—	—	7,028,727
Broad Market Index	—	—	265,032
Overseas Equity Index	—	—	—
Milestone 2040	—	—	—

	Expiring December 31
Fund	2017	2018
Low Duration Bond	$2,168,088	$—
Growth & Income	27,596,672	—
Growth	326,415,305	—
Select Value	11,578,240	—
Discovery	3,715,529	—
International	144,731,133	—
Core Bond Index	4,404,280	—
500 Stock Index	1,199,321	—
Broad Market Index	—	—
Overseas Equity Index	2,991,434	444,126
Milestone 2040	397,316	—

At December 31, 2011, the following funds elected to defer post-October net capital losses and specified losses of:

Fund	Capital Losses	Specified Losses
Low Duration Bond	$5,718	$—
Equity Income	—	242
Growth & Income	—	522
Aggressive Opportunities	16,381,283	—
International	21,222,069	—
500 Stock Index	378,656	—
Broad Market Index	106,236	—
Overseas Equity Index	920,763	155,502

3.	Investments in Derivative Instruments

Some of the funds use derivative instruments in pursuing their investment objectives. The following table and discussion provides more detailed information about a fund’s derivative usage. The table below shows the average monthly notional balance, settlement value, or market value (as applicable) of the derivative instruments held by each fund during the reporting period.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

	Low Duration Bond Fund	Inflation Protected Securities Fund	Discovery Fund	Diversifying Strategies Fund
Futures Contracts:
Average Notional Balance Long	$1,708,396	$10,925,113	$102,663,050	$134,112,566
Average Notional Balance Short	4,544,529	31,716,036	—	217,807,292
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$272,237	$—	$67,263	$407,049,076
Average Settlement Value Sold	5,763,562	—	1,055,083	392,510,888
Exchange-Traded Options:
Average Market Value Purchased	$—	$25,547	$—	$7,964,476
Average Market Value Written	—	40,761	—	—
Average Market Value Purchased Options on Euro-Bund futures	—	—	—	4,153,859
Over the Counter Options:
Average Market Value Purchased	$—	$—	$—	$123,712
Average Market Value Written	—	—	—	197,554
Swaptions:
Average Notional Balance Purchased	$—	$7,615,692	$—	$—
Average Notional Balance Written	—	55,176,923	—	—

	Low Duration Bond Fund	Inflation Protected Securities Fund	Discovery Fund	Diversifying Strategies Fund
Total Return Swaps:
Average Notional Balance Long	$—	$—	$—	$38,723,077
Average Notional Balance Short	—	—	—	8,046,154
Interest Rate Swaps:
Average Notional Balance—Pays Fixed Rate	$—	$123,077	$—	$—
Average Notional Balance—Receives Fixed Rate	—	12,823,077	—	—

	500 Stock Index Fund	Broad Market Index Fund	Mid/Small Company Index Fund	Overseas Equity Index Fund
Futures Contracts:
Average Notional Balance Long	$8,609,414	$6,870,523	$6,141,312	$3,660,542
Average Notional Balance Short	—	—	—	—
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$—	$—	$—	$5,172,574
Average Settlement Value Sold	—	—	—	2,723,981

	International Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$11,037
Average Settlement Value Sold	17,044,314

Futures Contracts (“Futures”)

A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Certain funds may enter into futures to manage certain risks. These risks may include interest rate risk (the risk that interest rates will rise, causing fixed income securities prices to fall), credit risk (the risk that the issuer of a fixed income security will default on its obligation to pay interest and/or principal in a timely manner on the instrument), stock market risk (the risk that stock prices overall will decline over short or extended periods), or foreign currency risk (the risk that foreign currency values will decline relative to the U.S. dollar). Certain funds may use futures to seek to increase portfolio value, by increasing or decreasing their exposure to changes in the market value of the specific underlying security, foreign currency, or index.

Futures may be used by the following funds for the following purposes:

	Manage Risk:				Obtain or Adjust Investment Exposure:
Fund	Interest Rate Risk	Credit Risk	Stock Market Risk	Foreign Currency Risk	To Certain Assets or Asset Classes	To Foreign Currencies
Low Duration Bond	*			*	*	*
Inflation Protected Securities	*			*	*	*
Equity Income				*	*
Growth & Income				*	*
Growth				*	*
Select Value				*	*
Aggressive Opportunities				*	*
Discovery	*			*	*
International			*	*	*	*
Diversifying Strategies	*	*	*	*	*	*
Core Bond Index	*				*
500 Stock Index					*
Broad Market Index					*
Mid/Small Company Index					*
Overseas Equity Index				*	*

Upon entering into the futures contract, the fund agrees to deposit an amount equal to a certain percentage of the contract notional value (initial margin). The fund agrees to subsequently receive or pay an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses are a component of net realized gain (loss) on futures in the Statement of Operations.

Use of futures may involve risks different from, or possibly greater than, the risks associated with more traditional investments, and may involve a small amount of investment relative to the amount of risk assumed. Risks associated with futures include: the risk that a particular future may be difficult to purchase or sell (liquidity risk); the risk that certain futures may be more sensitive than traditional investments to interest rate changes and market price fluctuations (interest rate and market risks); the risk of mispricing or improper valuation of the future, and the

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

inability of the future to correlate perfectly, or at all, with the value of the underlying asset, reference rate, or index it is designed to closely track (valuation risk); the risk that the fund may lose substantially more than the amount invested and that the fund may be forced to liquidate portfolio positions when it may not be advantageous to do so (leverage risk).

During the year ended December 31, 2011, the following funds purchased and/or sold futures contracts: Low Duration Bond Fund, Inflation Protected Securities Fund, Discovery Fund, Diversifying Strategies Fund, 500 Stock Index Fund, Broad Market Index Fund, Mid/Small Company Index Fund, and Overseas Equity Index Fund.

As of December 31, 2011, the following funds had open futures contracts outstanding:

Low Duration Bond Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation
Purchased
35	CBT	U.S. 5 Year Treasury Note	March 2012	$4,314,023	$19,017

Inflation Protected Securities Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation/ (Depreciation)
Purchased
81	CBT	U.S. 10 Year Treasury Note	March 2012	$10,621,125	$44,689
168	CBT	U.S. 5 Year Treasury Note	March 2012	20,707,312	58,614

					$103,303

Sold
14	CBT	U.S. 2 Year Treasury Note	March 2012	$3,087,656	$(2,652)
44	CBT	U.S. 20 Year Treasury Bond	March 2012	6,371,750	(94,018)
112	CBT	U.S. 30 Year Treasury Bond	March 2012	17,941,000	(283,599)

					$(380,269)

					$(276,966)

Discovery Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation
Purchased
1,307	NYF	E-MINI Russell 2000 Index	March 2012	$96,561,160	$2,811,932

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Diversifying Strategies Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation/ (Depreciation)
Purchased
203	EOE	Amsterdam Index	January 2012	$16,460,207	$765,012
134	EUX	DAX Index	March 2012	25,580,851	720,908
99	LIF	FTSE 100 Index	March 2012	8,511,434	177,531
113	SFE	SPI 200 Index	March 2012	11,612,538	(409,363)

					$1,254,088

Sold
100	SGX	10 Year Mini-JGB	March 2012	$18,515,006	$(114,417)
83	SFE	Australian Government 10 Year Bond	March 2012	10,093,277	(86,108)
169	MSE	Canadian Government 10 Year Bond	March 2012	22,202,660	(79,494)
58	CME	E-MINI S&P 500 Index	March 2012	3,632,540	15,976
100	HKG	Hang Seng Index	January 2012	11,881,647	(19,816)
51	MSE	S&P/TSX 60 Index	March 2012	6,797,330	17,137
212	TSE	TOPIX Index	March 2012	20,051,449	265,647
324	LIF	UK Gilt Long Bond	March 2012	58,845,964	(1,494,423)

					$(1,495,498)

					$(241,410)

500 Stock Index Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation
Purchased
119	CME	E-MINI S&P 500 Index	March 2012	$7,452,970	$26,841

Broad Market Index Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation/ (Depreciation)
Purchased
31	NYF	E-MINI Russell 2000 Index	March 2012	$2,290,280	$(338)
187	CME	E-MINI S&P 500 Index	March 2012	11,711,810	51,582

					$51,244

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Mid/Small Company Index Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation
Purchased
26	NYF	E-MINI Russell 2000 Index	March 2012	$1,920,880	$25,989
22	CME	E-MINI S&P MidCap 400 Index	March 2012	1,930,060	19,729

					$45,718

Overseas Equity Index Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation/ (Depreciation)
Purchased
61	EUX	DJ Euro STOXX 50 Index	March 2012	$1,822,149	$37,384
17	LIF	FTSE 100 Index	March 2012	1,461,559	27,757
5	SFE	SPI 200 Index	March 2012	513,829	(17,367)
13	TSE	TOPIX Index	March 2012	1,229,570	(13,695)

					$34,079

Forward Currency Contracts

A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract.

Certain funds may enter into forward currency contracts to manage foreign currency risk. Foreign currency risk is the risk that a fund’s investment in or exposure to foreign currencies or securities denominated in foreign currencies may cause the fund to experience gains or losses solely based on changes in the exchange rate between foreign currencies and the U.S. dollar, or, in the case of hedged positions, the risk that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a fund denominated in those currencies. Certain funds also may enter into forward currency contracts to obtain or adjust investment exposure to a foreign currency.

Forward currency contracts may be used by the following funds for the following purposes:

Fund	Manage Foreign Currency Risk	Obtain or Adjust Investment Exposure to Foreign Currencies
Low Duration Bond	*	*
Inflation Protected Securities	*	*
Equity Income	*
Growth & Income	*
Growth	*
Select Value	*
Aggressive Opportunities	*
Discovery	*
International	*	*
Diversifying Strategies	*	*
Overseas Equity Index	*

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Risks of entering into forward currency contracts include the possibility that a fund may lose money. For example, foreign currency values may change unfavorably relative to the U.S. dollar, there may be an illiquid market or a change in the value of the contracts may not correlate with changes in the value of the underlying currency. The use of over-the-counter forward currency contracts includes counterparty risk, which is the risk that the other party to a contract may not fulfill its obligations.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward currency contracts are components of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on forward currency contracts and foreign currency transactions in the Statement of Operations, respectively.

The amount at risk for such forward currency contracts may exceed the amount reflected in the financial statements.

During the year ended December 31, 2011, the following funds purchased and/or sold forward foreign currency exchange contracts: Low Duration Bond Fund, Discovery Fund, International Fund, Diversifying Strategies Fund, and Overseas Equity Index Fund.

As of December 31, 2011, the following funds had open forward currency contracts outstanding:

Low Duration Bond Fund

Contract Type	Counterparty	Currency to Deliver	In Exchange For	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2011	Net Unrealized Appreciation/ (Depreciation)
Purchase	Citibank NA	USD	EUR	01/10/2012	$63,946	$63,421	$(525)

Sale	Citibank NA	EUR	USD	01/10/2012	$3,573,080	$3,435,065	$138,015
Sale	HSBC Bank plc	GBP	USD	01/10/2012	1,326,851	1,315,322	11,529

							$149,544

							$149,019

Discovery Fund
Contract Type	Counterparty	Currency to Deliver	In Exchange For	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2011	Net Unrealized Appreciation
Sale	HSBC Bank plc	BRL	USD	02/27/2012	$860,916	$831,965	$28,951
Sale	HSBC Bank plc	GBP	USD	01/10/2012	515,388	510,910	4,478

							$33,429

International Fund
Contract Type	Counterparty	Currency to Deliver	In Exchange For	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2011	Net Unrealized Appreciation
Sale	JPMorgan Chase Bank NA	AUD	USD	01/31/2012	$14,477,937	$14,121,429	$356,508
Sale	JPMorgan Chase Bank NA	CHF	USD	01/31/2012	9,762,667	9,284,306	478,361

							$834,869

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Diversifying Strategies Fund
Contract Type	Counterparty	Currency to Deliver	In Exchange For	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2011	Net Unrealized Appreciation/ (Depreciation)
Purchase	Deutsche Bank AG	USD	AUD	03/21/2012	$20,008,284	$20,321,622	$313,338
Purchase	Goldman Sachs International	USD	AUD	03/21/2012	16,242,226	16,323,370	81,144
Purchase	Deutsche Bank AG	USD	CAD	03/21/2012	7,772,114	7,807,505	35,391
Purchase	Goldman Sachs International	USD	CAD	03/21/2012	21,814,157	21,992,131	177,974
Purchase	Deutsche Bank AG	USD	CHF	03/21/2012	10,476,563	10,506,195	29,632
Purchase	Deutsche Bank AG	USD	GBP	03/21/2012	52,817,066	52,946,869	129,803
Purchase	Deutsche Bank AG	USD	JPY	03/21/2012	25,638,588	25,925,174	286,586
Purchase	Goldman Sachs International	USD	JPY	03/21/2012	19,555,561	19,693,301	137,740
Purchase	Deutsche Bank AG	USD	NOK	03/21/2012	13,259,076	13,075,531	(183,545)
Purchase	Deutsche Bank AG	USD	NZD	03/21/2012	3,150,078	3,253,387	103,309
Purchase	Morgan Stanley Co., Inc.	USD	NZD	03/21/2012	2,216,412	2,266,802	50,390
Purchase	Goldman Sachs International	USD	SEK	03/21/2012	29,619,953	29,677,614	57,661

							$1,219,423

Sale	JPMorgan Chase Bank NA	BRL	USD	02/27/2012	$2,155,324	$2,079,648	$75,676
Sale	Deutsche Bank AG	CAD	USD	03/21/2012	13,790,849	13,987,205	(196,356)
Sale	Deutsche Bank AG	CHF	USD	03/21/2012	10,163,175	10,294,880	(131,705)
Sale	Morgan Stanley Co., Inc.	CHF	USD	03/21/2012	188,927	188,317	610
Sale	Deutsche Bank AG	EUR	USD	03/21/2012	87,615,906	84,852,211	2,763,695
Sale	Deutsche Bank AG	GBP	USD	03/21/2012	4,498,405	4,484,043	14,362
Sale	Goldman Sachs International	GBP	USD	03/21/2012	7,348,073	7,316,069	32,004
Sale	Morgan Stanley Co., Inc.	GBP	USD	03/21/2012	16,991,549	16,920,560	70,989
Sale	Deutsche Bank AG	JPY	USD	03/21/2012	2,747,119	2,779,941	(32,822)
Sale	JPMorgan Chase Bank NA	MXN	USD	01/18/2012	2,829,764	2,748,222	81,542
Sale	JPMorgan Chase Bank NA	NOK	USD	01/10/2012	1,577,890	1,518,453	59,437
Sale	Goldman Sachs International	NOK	USD	03/21/2012	9,322,222	8,970,922	351,300
Sale	Deutsche Bank AG	NOK	USD	03/21/2012	4,878,316	4,830,496	47,820
Sale	Deutsche Bank AG	NZD	USD	03/21/2012	7,552,971	7,741,578	(188,607)
Sale	Deutsche Bank AG	SEK	USD	03/21/2012	14,945,969	15,049,544	(103,575)

							$2,844,370

							$4,063,793

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Overseas Equity Index Fund
Contract Type	Counterparty	Currency to Deliver	In Exchange For	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2011	Net Unrealized Appreciation/ (Depreciation)
Purchase	Bank of America NA	USD	AUD	03/21/2012	$122,806	$124,446	$1,640
Purchase	Credit Suisse International	USD	AUD	03/21/2012	100,986	102,413	1,427
Purchase	Barclays Bank plc	USD	EUR	03/21/2012	495,942	485,848	(10,094)
Purchase	Citibank NA	USD	EUR	03/21/2012	207,676	205,929	(1,747)
Purchase	Credit Suisse International	USD	EUR	03/21/2012	288,889	286,746	(2,143)
Purchase	Citibank NA	USD	GBP	03/21/2012	473,788	473,612	(176)
Purchase	Credit Suisse International	USD	GBP	03/21/2012	250,097	248,603	(1,494)
Purchase	Citibank NA	USD	JPY	03/21/2012	188,160	190,345	2,185
Purchase	Credit Suisse International	USD	JPY	03/21/2012	278,652	281,028	2,376
Purchase	JPMorgan Chase Bank NA	USD	JPY	03/21/2012	346,810	350,000	3,190

							$(4,836)

Sale	Credit Suisse International	EUR	USD	03/21/2012	$116,457	$116,823	$(366)
Sale	Credit Suisse International	GBP	USD	03/21/2012	84,486	85,040	(554)
Sale	Credit Suisse International	JPY	USD	03/21/2012	92,730	93,676	(946)

							$(1,866)

							$(6,702)

Option Contracts (“Options”)

An option gives the holder the right but not the obligation to enter into a transaction (e.g., the purchase or sale of a security, an index of securities or another instrument, such as a futures contract) with another party on or before a specific date at a specified price (called the strike price). The counterparty is obligated to enter into the transaction if the holder elects to exercise the option. A call option gives the holder the right to purchase the underlying security or instrument from the other party; a put option gives the holder the right to sell the underlying security or instrument to the other party.

Certain funds may enter into options to manage certain risks. These risks may include interest rate risk (the risk that interest rates will rise, causing prices of fixed income securities to fall), credit risk (the risk that the issuer of a fixed income security will default on its obligation to pay interest and/or principal on the instrument in a timely manner), stock market risk (the risk that stock prices overall will decline over short or extended periods), and foreign currency risk (the risk that foreign currency values will decline relative to the U.S. dollar). Some funds also may use options, including options on Euro-Bund futures contracts, to obtain or adjust investment exposure to certain assets, asset classes, or foreign currencies.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Option contracts may be used by the following funds for the following purposes:

	Manage Risk:				Obtain or Adjust Investment Exposure:
Fund	Interest Rate Risk	Credit Risk	Stock Market Risk	Foreign Currency Risk	To Certain Assets or Asset Classes	To Foreign Currencies
Low Duration Bond	*	*		*	*	*
Inflation Protected Securities	*	*		*	*	*
Equity Income			*
Growth & Income			*
Growth					*
Select Value			*		*
Aggressive Opportunities			*		*
Discovery		*	*		*
International			*	*	*
Diversifying Strategies	*	*	*	*	*	*

Purchases of put and call options are recorded as an investment, the value of which is marked to market at each valuation date. When a purchased option expires, the fund will realize a loss equal to the premium paid. When a fund enters into a closing sale transaction, the fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a fund exercises a call option, the cost of the security that the fund purchases upon exercise will be increased by the premium originally paid. When a fund writes (sells) a call or put option, an amount equal to the premium received by the fund is recorded as a liability, and the value of each option is marked to market at each valuation date. When a written option expires, the fund realizes a gain equal to the amount of the premium originally received. When a fund enters into a closing purchase transaction, the fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was sold/written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the fund purchased upon exercise. Option contract transactions may incur a commission, in addition to the premium paid or received. Options written are reported as a liability in a fund’s Statement of Assets and Liabilities.

Purchased options on Euro-Bund futures are recorded, accounted for and reported in the financial statements very much like futures contracts. There is no premium paid at the time of purchase and they are marked to market daily with variation margin payments received or made by the funds daily based on fluctuation in value and recorded as unrealized gain or loss. At the expiration of the option, the accumulated variation margin received or paid is recorded as realized gain or loss. If the option is exercised, the transaction is recorded as a normal purchase or sale of a futures contract.

A risk in writing (selling) a call option is that the fund gives up the opportunity for profit if the market price of the security increases to or above the strike price and the option is exercised. A risk in writing (selling) a call option on a futures contract, including a Euro-Bund futures contract, is that the fund may incur a loss if the market value of the underlying futures contract increases and the option is exercised. A risk in writing a put option is that the fund may incur a loss if the market price of the security, or futures contract including a Euro-Bund futures contract, decreases and the option is exercised. A risk in buying an option, including an option on a Euro-Bund futures contract, is that the fund pays a premium whether or not the option is exercised. The use of over-the-counter option contracts may also include counterparty risk, which is the risk that the other party to the contract may not fulfill its obligations.

During the year ended December 31, 2011, the following funds purchased and/or sold put and/or call options: Inflation Protected Securities Fund and Diversifying Strategies Fund.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Written option activity for the year ended December 31, 2011 was as follows:

Inflation Protected Securities Fund

	Call Options		Put Options		Total
	Number of Contracts	Premium	Number of Contracts	Premium	Number of Contracts	Premium
Beginning balance as of 12/31/2010	—	$—	—	$—	—	$—

Written	125	67,472	576	169,132	701	236,604
Closed	(40)	(20,457)	(329)	(114,345)	(369)	(134,802)
Expired	(48)	(26,005)	(247)	(54,787)	(295)	(80,792)

Ending balance as of 12/31/2011	37	$21,010	—	$—	37	$21,010

Diversifying Strategies Fund

	Call Options		Put Options		Total
	Number of Contracts	Premium	Number of Contracts	Premium	Number of Contracts	Premium
Beginning balance as of 12/31/2010	470	$88,257	—	$—	470	$88,257

Written	6,110	1,048,964	—	—	6,110	1,048,964
Closed	(3,880)	(583,043)	—	—	(3,880)	(583,043)
Expired	—	—	—	—	—	—

Ending balance as of 12/31/2011	2,700	$554,178	—	$—	2,700	$554,178

As of December 31, 2011, the following funds had open written option contracts or open purchased option contracts on Euro-Bund futures:

Inflation Protected Securities Fund

Option Type	Description	# Contracts	Strike Price	Expiration Date	Unrealized Gain/(Loss)
Written Call	U.S. 10 Year Treasury Note	37	132.00	1/27/2012	$5,979

Diversifying Strategies Fund

Option Type	Description	# Contracts	Strike Price	Expiration Date	Unrealized Gain/(Loss)
Written Call	Swiss Market Index	500	5,808.91	3/16/2012	$(8,864)
Written Call	Swiss Market Index	410	5,692.36	3/16/2012	$(8,561)
Written Call	Swiss Market Index	1,790	5,686.50	3/16/2012	$(247,738)

					$(265,163)

Option Type	Description	# Contracts	Strike Price	Expiration Date	Unrealized Gain/(Loss)
Purchased Call	Euro-Bund	339	EUR 114.00	2/24/2012	$2,482,798
Purchased Put	Euro-Bund	1	EUR 155.00	2/24/2012	(7,077)

					$2,475,721

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Swap Agreements (“Swaps”)

Swaps are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a typical “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, such as specified interest rates, a particular foreign currency, or a “basket” of securities or commodities as represented by a particular index. The gross returns to be exchanged or “swapped” between the parties are generally calculated based on the return on or increase in value of a “notional amount”, i.e. the predetermined dollar amount on which the dollar amount of gross returns are calculated.

Swap contract provisions and underlying assets are varied and customized to the specifications of the swap parties. Total return swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced fixed income security in the event of a default or other agreed upon credit related event by the issuer of the debt obligation. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Inflation rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive a fixed rate in exchange for the rate of change of an inflation index with respect to a notional amount of principal.

Certain funds may enter into swaps to manage certain risks (e.g. interest rate risk, which is the risk that interest rates will rise, causing prices of fixed income securities to fall, and credit risk, which is the risk that the issuer of a fixed income security will default on its obligation to pay interest and/or principal on the instrument in a timely manner). Some funds also may use swaps to manage foreign currency risk or to obtain or adjust investment exposure to certain assets or asset classes.

Swaps may be used by the following funds for the following purposes:

	Manage Risk:			Obtain or Adjust Investment Exposure:
Fund	Interest Rate Risk	Credit Risk	Foreign Currency Risk	To Certain Assets or Asset Classes
Low Duration Bond	*	*	*	*
Inflation Protected Securities	*	*		*
Discovery	*	*		*
Diversifying Strategies	*	*		*
Core Bond Index	*	*		*

The risks of entering into swaps include the possible lack of liquidity and unfavorable changes in the underlying investments or instruments. The use of swaps may also include counterparty risk, which is the risk that the other party to a swap may not fulfill its obligations.

In certain types of swap transactions, the risk of loss is increased because the fund may be required to make additional or higher payments to the counterparty as a result of market volatility. In addition, swaps are not traded on exchanges or other organized markets and are generally illiquid.

Swap value changes, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on swaps. A realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of a swap. Net realized and unrealized gains and losses occurring during the holding period of swaps are a component of net realized gain (loss) on swaps and change in net unrealized appreciation (depreciation) on swaps in the Statement of Operations, respectively.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

During the year ended December 31, 2011, the Inflation Protected Securities Fund participated in interest rate swaps and the Diversifying Strategies Fund participated in total return swaps.

As of December 31, 2011, the following swaps were outstanding:

Inflation Protected Securities Fund

Interest Rate Swaps
	Rates Exchanged
Swap Counterparty	Payments Made By The Fund	Payments Received By The Fund	Termination Date	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Citibank NA	4.00%	3-month LIBOR	12/21/2041	USD 1,400,000	$(94,762)
Deutsche Bank AG	4.00%	3-month LIBOR	12/21/2041	USD 200,000	(18,028)
Morgan Stanley Capital Services	3-month LIBOR	3.25%	12/21/2021	USD 18,500,000	502,903

					$390,113

Swap Options (“Swaptions”)

A swaption is a contract that gives the holder the right (but not the obligation), in return for the payment of a premium, to enter into a new swap agreement, or shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Certain funds may enter into swaptions to manage certain risks (e.g., interest rate risk, which is the risk that interest rates will rise, causing bond prices to fall, and credit risk, which is the risk that the issuer of a debt instrument will default on its obligation to pay interest and/or principal on the instrument in a timely manner). Some funds also may use swaptions to manage foreign currency risk or to obtain or adjust investment exposure to certain assets or asset classes.

Swaptions may be used by the following funds for the following purposes:

	Manage Risk:			Obtain or Adjust Investment Exposure:
Fund	Interest Rate Risk	Credit Risk	Foreign Currency Risk	To Certain Assets or Asset Classes
Low Duration Bond	*	*	*	*
Inflation Protected Securities	*	*		*
Discovery	*	*
Diversifying Strategies	*	*		*
Core Bond Index	*	*		*

When a fund purchases a swaption, it risks losing the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swaption, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement (i.e., the fund may be required to enter into a new swap agreement, or to shorten, extend, cancel, or otherwise modify an existing swap agreement, even when there has been an unfavorable change in the value of the underlying swap). The use of swaptions includes counterparty risk, which is the risk that the other party to a swaption may not fulfill its obligations.

When a fund writes a call or put swaption, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the swaption written. These liabilities are reflected as written swaptions outstanding on the Statement of Assets and Liabilities. Certain swaptions may be written with premiums to be determined on a future date. Premiums received from writing swaptions that expire are treated as realized gains. Premiums received from writing swaptions that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying swap to determine the realized gain or loss.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Funds may also purchase put and call swaptions. Purchasing put or call swaptions tends to increase the fund’s potential opportunity to benefit from favorable market value changes in the underlying swap without obligating the fund to participate in unfavorable market changes that may occur. The fund pays a premium that is included on the fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the swaption. Premiums paid for purchasing swaptions which expire are treated as realized losses. Certain swaptions may be purchased with premiums to be determined on a future date. The premiums for these swaptions are based upon implied volatility parameters at specified terms. When a fund enters into a closing sale transaction, the fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the swaption. When a fund exercises a put swaption, it will realize a gain or loss from the underlying swap and the proceeds will be decreased by the premium originally paid. When a fund exercises a call swaption, the cost of the swap that the fund purchases upon exercise will be increased by the premium originally paid. Swaptions written are reported as a liability in a fund’s Statement of Assets and Liabilities. Gains and losses are reported in a fund’s Statement of Operations.

During the year ended December 31, 2011, the Inflation Protected Securities Fund participated in interest rate swaptions.

Written swaption activity for the year ended December 31, 2011 was as follows:

Inflation Protected Securities Fund

	Call Swaptions		Put Swaptions		Total
	Notional Amount	Premium	Notional Amount	Premium	Notional Amount	Premium
Beginning balance as of 12/31/2010	$3,600,000	$7,371	$34,200,000	$267,038	$37,800,000	$274,409

Written	28,000,000	127,656	67,000,000	349,557	95,000,000	477,213
Closed	(4,800,000)	(9,120)	(35,900,000)	(143,272)	(40,700,000)	(152,392)
Expired	(26,800,000)	(125,907)	(23,200,000)	(149,673)	(50,000,000)	(275,580)

Ending balance as of 12/31/2011	$—	$—	$42,100,000	$323,650	$42,100,000	$323,650

As of December 31, 2011, the following fund had open written swaption contracts outstanding:

Inflation Protected Securities Fund

Exchange	Counterparty	Contract	Notional Amount	Strike Rate	Expiration Date	Net Unrealized Appreciation
OTC	Royal Bank of Scotland plc	Put—Interest Rate Swaption	$15,800,000	2.25%	9/24/2012	$120,415
OTC	Royal Bank of Scotland plc	Put—Interest Rate Swaption	7,300,000	2.25%	9/24/2012	30,300
OTC	Citibank NA	Put—Interest Rate Swaption	6,900,000	3.00%	6/18/2012	62,122
OTC	Deutsche Bank AG	Put—Interest Rate Swaption	4,200,000	1.75%	7/11/2013	14,883
OTC	Goldman Sachs	Put—Interest Rate Swaption	3,400,000	1.00%	11/19/2012	14,779
OTC	Deutsche Bank AG	Put—Interest Rate Swaption	3,000,000	3.00%	6/18/2012	30,175
OTC	Citibank NA	Put—Interest Rate Swaption	800,000	2.25%	9/24/2012	5,126
OTC	Barclays Bank plc	Put—Interest Rate Swaption	400,000	3.00%	6/18/2012	3,501
OTC	Morgan Stanley Capital Services	Put—Interest Rate Swaption	300,000	2.25%	9/24/2012	1,799

						$283,100

Derivative Risk Exposure

In April 2009, the Company adopted FASB ASC 815 “Disclosure about Derivative Instruments and Hedging Activities” (“ASC 815”), which requires enhanced disclosures about the funds’ derivatives and hedging activities. The following tables reflect the value of the funds’ derivative contracts by certain risk exposure types (risks to which a fund is exposed as a result of holding the derivative contract) as of December 31, 2011.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

	Asset Derivatives			Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Low Duration Bond Fund
Interest rate	Receivable for variation margin on futures contracts	$19,017	*	Payable for variation margin on futures contracts	$—
Foreign currency	Unrealized appreciation on forward foreign currency exchange contracts	149,544		Unrealized depreciation on forward foreign currency exchange contracts	525

Total		$168,561			$525

Inflation Protected Securities Fund
Interest rate	Investment in Securities, at value — purchased options, unrealized appreciation on swap agreements and receivable for variation margin on futures contracts	$518,800	*	Payable for variation margin on futures contracts and written options at value	$435,850	*

Total		$518,800			$435,850

Discovery Fund
Foreign currency	Unrealized appreciation on forward foreign currency exchange contracts	$33,429		Unrealized depreciation on forward foreign currency exchange contracts	$—
Stock market	Receivable for variation margin on futures contracts	2,811,932	*	Payable for variation margin on futures contracts	—

Total		$2,845,361			$—

International Fund
Foreign currency	Unrealized appreciation on forward foreign currency exchange contracts	$834,869		Unrealized depreciation on forward foreign currency exchange contracts	$—

Total		$834,869			$—

Diversifying Strategies Fund
Interest rate	Investment in Securities, at value — purchased options and receivable for variation margin for options on Euro-Bund futures contracts	$10,861,096^		Payable for variation margin on futures contracts	$1,774,442	*
Foreign currency	Unrealized appreciation on forward foreign currency exchange contracts	4,900,403		Unrealized depreciation on forward foreign currency exchange contracts	836,610
Stock market	Investments in Securities, at value — purchased options and receivable for variation margin on futures contracts	2,353,204	*	Payable for variation margin on futures contracts and written options at value	1,248,520	*

Total		$18,114,703			$3,859,572

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

	Asset Derivatives			Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
500 Stock Index Fund
Stock market	Receivable for variation margin on futures contracts	$26,841	*	Payable for variation margin on futures contracts	$—

Total		$26,841			$—

Broad Market Index Fund
Stock market	Receivable for variation margin on futures contracts	$51,582	*	Payable for variation margin on futures contracts	$338	*

Total		$51,582			$338

Mid/Small Company Index Fund
Stock market	Receivable for variation margin on futures contracts	$45,718	*	Payable for variation margin on futures contracts	$—

Total		$45,718			$—

Overseas Equity Index Fund
Foreign currency	Unrealized appreciation on forward foreign currency exchange contracts	$10,818		Unrealized depreciation on forward foreign currency exchange contracts	$17,520
Stock market	Receivable for variation margin on futures contracts	65,141	*	Payable for variation margin on futures contracts	31,062	*

Total		$75,959			$48,582

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Notes to Financial Statements. Only the current day’s variation margin is reported within the asset and liability sections of the Statements of Assets and Liabilities.

^	Includes cumulative appreciation (depreciation) of options on Euro-Bund futures and options contracts at value as reported in the Notes to Financial Statements and Schedule of Investments. Only the current day’s variation margin is reported within the asset and liability sections of the Statements of Assets and Liabilities for the options on Euro-Bund futures.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

The following tables reflect the funds’ gains (losses) related to derivative activities by risk exposure types (risks to which a fund is exposed as a result of holding the derivative contract) for the year ended December 31, 2011, in accordance with ASC 815. These gains (losses) are included in net realized gain (loss) or net change in unrealized appreciation (depreciation) in the Statements of Operations.

Low Duration Bond Fund[1]
Realized Gain (Loss)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$—		$(579,024)	$—	$—	$(579,024)
Foreign currency	—		—	113,895	—	113,895

Total	$—		$(579,024)	$113,895	$—	$(465,129)

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$—		$19,017	$—	$—	$19,017
Foreign currency	—		—	141,530	—	141,530

Total	$—		$19,017	$141,530	$—	$160,547

Inflation Protected Securities Fund[2]
Realized Gain (Loss)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$381,791	**	$(3,963,927)	$—	$(407,271)	$(3,989,407)
Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$449,605	**	$(271,062)	$—	$202,684	$381,227

Discovery Fund[3]
Realized Gain (Loss)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Foreign currency	$—		$—	$(44,802)	$—	$(44,802)
Stock market	—		(3,505,283)	—	—	(3,505,283)

Total	$—		$(3,505,283)	$(44,802)	$—	$(3,550,085)

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Foreign currency	$—		$—	$32,769	$—	$32,769
Stock market	—		440,364	—	—	440,364

Total	$—		$440,364	$32,769	$—	$473,133

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

International Fund[4]
Realized Gain (Loss)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Foreign currency	$—		$—	$(577,438)	$—	$(577,438)
Change In Unrealized Appreciation (Depreciation)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Foreign currency	$—		$—	$834,869	$—	$834,869

Diversifying Strategies Fund[5]
Realized Gain (Loss)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$(369,963	)**	$(4,218,758)	$—	$(101,348)	$(4,690,069)
Foreign currency	—		—	(4,448,455)	—	(4,448,455)
Stock market	333,800		798,538	—	—	1,132,338

Total	$(36,163	)**	$(3,420,220)	$(4,448,455)	$(101,348)	$(8,006,186)

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$4,070,113	**	$(1,005,623)	$—	$1,853,545	$4,918,035
Foreign currency	—		—	3,171,073	—	3,171,073
Stock market	(476,622	)**	786,154	—	—	309,532

Total	$3,593,491	**	$(219,469)	$3,171,073	$1,853,545	$8,398,640

500 Stock Index Fund[6]
Realized Gain (Loss)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Stock market	$—		$1,018,891	$—	$—	$1,018,891
Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Stock market	$—		$(162,717)	$—	$—	$(162,717)

Broad Market Index Fund[7]
Realized Gain (Loss)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Stock market	$—		$742,739	$—	$—	$742,739
Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Stock market	$—		$(46,596)	$—	$—	$(46,596)

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Mid/Small Company Index Fund[8]
Realized Gain (Loss)
Risk Exposure	Options	Futures	Forward Currency Contracts	Swap Agreements	Total
Stock market	$—	$(778,542)	$—	$—	$(778,542)
Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options	Futures	Forward Currency Contracts	Swap Agreements	Total
Stock market	$—	$51,515	$—	$—	$51,515

Overseas Equity Index Fund[9]
Realized Gain (Loss)
Risk Exposure	Options	Futures	Forward Currency Contracts	Swap Agreements	Total
Foreign currency	$—	$—	$134,514	$—	$134,514
Stock market	—	(306,178)	—	—	(306,178)

Total	$—	$(306,178)	$134,514	$—	$(171,664)

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options	Futures	Forward Currency Contracts	Swap Agreements	Total
Foreign currency	$—	$—	$(93,427)	$—	$(93,427)
Stock market	—	45,105	—	—	45,105

Total	$—	$45,105	$(93,427)	$—	$(48,322)

**	The realized gain (loss) and unrealized appreciation (depreciation) for purchased options is reported in the Statements of Operations within realized gains (losses) on investments and net change in unrealized appreciation (depreciation) on investments. The realized gain (loss) and unrealized appreciation (depreciation) for purchased options on Euro-Bund futures is reported in the Statements of Operations within realized gains (losses) on purchased options on Euro-Bund futures contracts and net change in unrealized appreciation (depreciation) on purchased options on Euro-Bund futures contracts.

(1)	The Low Duration Bond Fund used futures to manage interest rate risk inherent in its fixed income securities, consistent with its principal investment strategies. The fund used forward currency contracts to manage currency risk.

(2)	The Inflation Protected Securities Fund used futures, options (including swaptions), and swaps to manage interest rate risk inherent in its fixed income securities, consistent with its principal investment strategies. The fund used futures, options (including swaptions), and swaps to obtain or adjust investment exposure to segments of the fixed income market in pursuit of its investment objective.

(3)	The Discovery Fund used Russell 2000 Index futures to obtain or adjust investment exposure to U.S. common stocks consistent with its principal investment strategies. The fund used forward currency contracts to manage foreign currency risk inherent in its foreign fixed income holdings.

(4)	The International Fund used forward currency contracts to obtain or adjust investment exposure to foreign currencies to facilitate the trading of the foreign securities in which the fund invested consistent with its principal investment strategies and in pursuit of its investment objective.

(5)	The Diversifying Strategies Fund used futures to manage interest rate risk inherent in its fixed income securities, consistent with its principal investment strategies. The fund also used futures and options on Euro-Bund futures to obtain or adjust investment exposure to stocks and fixed income securities in pursuit of its investment objective. Also, in pursuit of its investment objective, the fund used (1) options and swaps to obtain or adjust investment exposure to fixed income securities, (2) foreign currency contracts to obtain or adjust investment exposure to foreign currencies, and (3) options to obtain or adjust investment exposure to equity securities.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

(6)	The 500 Stock Index Fund used futures to obtain or adjust investment exposure to equity issues in pursuit of its investment objective, when it was believed that using futures would be more efficient or cost effective than trading in the securities directly.

(7)	The Broad Market Index Fund used futures to obtain or adjust investment exposure to equity issues in pursuit of its investment objective, when it was believed that using futures would be more efficient or cost effective than trading in the securities directly.

(8)	The Mid/Small Company Index Fund used futures to obtain or adjust investment exposure to equity issues in pursuit of its investment objective, when it was believed that using futures would be more efficient or cost effective than trading in the securities directly.

(9)	The Overseas Equity Index Fund used forward currency contracts to manage currency risks inherent in the fund’s equity securities in pursuit of its investment objective. The fund used futures to obtain or adjust investment exposure to equity securities, which were in support of the fund’s investment objective, when it was believed that using futures would be more efficient or cost effective than trading in the securities directly.

4.	Agreements and Other Transactions with Affiliates

VIA, a wholly owned subsidiary of ICMA Retirement Corporation (“ICMA-RC”), provides investment advisory services to each of the funds. Pursuant to Master Advisory Agreements, VIA is entitled to receive 0.10% of the average daily net assets of each Actively Managed and Milestone Fund and 0.05% of the average daily net assets of the Index Funds. Effective July 1, 2005, VIA is entitled to receive 0.10% on the first $500 million of net assets, 0.09% on the next $500 million of net assets, and 0.08% on net assets over $1 billion for each Model Portfolio Fund. For these services, VIA earned $17,534,419 in the aggregate for the year ended December 31, 2011.

Vantagepoint Transfer Agents, LLC (“VTA”), a wholly owned subsidiary of ICMA-RC, provides certain transfer agency and administrative shareholder support services for the funds related to the retirement plans investing in the funds. Pursuant to a Transfer Agency and Administrative Services Agreement with the Company, VTA is entitled to receive a fee for fund services. VTA receives 0.35% of the average daily net assets of each Actively Managed Fund, 0.30% of the average daily net assets of the Class I shares of the Index Funds and 0.10% of the average daily net assets of the Class II shares of the Index Funds. For these services, VTA earned $39,544,120 in the aggregate for the year ended December 31, 2011.

VIA and the Company contract with one or more subadvisers (“Subadvisers”) for the day-to-day management of each of the funds other than the Model Portfolio Funds and Milestone Funds. Each Subadviser is paid a fee by the funds during the year based on average net assets under management, except that the subadvisory fees for Analytic Investors, LLC was calculated and Mellon Capital Management Corporation for the Diversifying Strategies Fund is calculated, based on the average net asset value of the fund’s assets allocated and assigned to each of them by VIA. The fee structure for many of the Subadvisers provides for a range of fees so that as average net assets under management increases the rate of fee paid to the Subadviser decreases. Other Subadvisers charge one fee no matter what amount of assets they have under management. Additional information about each Subadviser’s fee is presented in the Company’s prospectus and statement of additional information. Fees paid by each fund to Subadvisers during the year ended December 31, 2011 are presented in the “Additional Information” section of these Notes. The Subadviser’s fees during the year ended December 31, 2011 are shown here as an annual percentage of average net assets under management, except the subadvisory fees for Analytic Investors, LLC and Mellon Capital Management Corporation for the Diversifying Strategies Fund which were calculated based on the average net asset value of the assets allocated and assigned to each of them by VIA.

Fund	Subadviser	Actual Fee as a Percentage of Average Daily Net Assets (net of any subadviser fee waivers)
Low Duration Bond	Payden & Rygel	0.10%
	STW Fixed Income Management LLC	0.19%

Inflation Protected Securities	Pacific Investment Management Company, LLC	0.20%
	BlackRock Financial Management, Inc.	0.10%

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Fund	Subadviser	Actual Fee as a Percentage of Average Daily Net Assets (net of any subadviser fee waivers)
Equity Income	Barrow, Hanley, Mewhinney & Strauss, LLC [1]	0.22%
	T. Rowe Price Associates, Inc. [1]	0.33%
	Southeastern Asset Management, Inc.	0.52%

Growth & Income	Fiduciary Management, Inc.	0.29%
	T. Rowe Price Associates, Inc.	0.38%
	Wellington Management Company, LLP	0.27%

Growth	Columbus Circle Investors	0.33%
	D.G. Capital Management Trust [2],3	0.35%
	Legg Mason Capital Management, LLC [3]	0.32%
	Tukman Grossman Capital Management, Inc. [3]	0.40%
	Westfield Capital Management Company, L.P.	0.33%

Select Value	Artisan Partners Limited Partnership	0.55%
	WEDGE Capital Management LLP	0.53%
	Systematic Financial Management, L.P.	0.42%

Aggressive Opportunities	Legg Mason Capital Management, LLC	0.32%
	Southeastern Asset Management, Inc.	0.56%
	TimesSquare Capital Management, LLC	0.50%
	Wellington Management Company, LLP	0.41%

Discovery	Payden & Rygel	0.15%
	Wellington Management Company, LLP	0.73%

International	Artisan Partners Limited Partnership	0.65%
	GlobeFlex Capital, LP	0.40%
	Mondrian Investment Partners Limited	0.43%
	Walter Scott & Partners Limited	0.55%

Diversifying Strategies	Analytic Investors, LLC [4]	0.45%
	Calamos Advisors LLC	0.54%
	Mellon Capital Management Corporation [5]	0.46%
	Payden & Rygel (Enhanced Cash Strategy)	0.10%
	Payden & Rygel (Low Duration Strategy)	0.10%
	Shenkman Capital Management, Inc.	0.39%

Core Bond Index	Mellon Capital Management Corporation	0.02%

500 Stock Index	Mellon Capital Management Corporation	0.02%

Broad Market Index	Mellon Capital Management Corporation	0.02%

Mid/Small Company Index	Mellon Capital Management Corporation	0.03%

Overseas Equity Index	Mellon Capital Management Corporation	0.07%

(1)	Effective May 1, 2011, the fee schedules charged by Barrow, Hanley, Mewhinney & Strauss, LLC and T. Rowe Price & Associates, Inc. were amended and the percentages shown above represent a blended rate of the previous fee schedules and the new fee schedules.

(2)	Effective March 1, 2011, D.G. Capital Management Trust amended its fee schedule to a flat 0.35%.

(3)	On December 13, 2011, the Board approved the termination of D.G. Capital Management Trust, Legg Mason Capital Management, LLC and Tukman Grossman Capital Management, Inc. effective January 2012.

(4)	On June 17, 2011, the Board approved the termination of Analytic Investors, LLC.

(5)	Effective May 1, 2011, Mellon Capital Management Corporation contractually agreed to waive a portion of its subadvisory fee through April 30, 2014.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Expenses

The Model Portfolio Funds and Milestone Funds incur fees and expenses indirectly as shareholders in their respective underlying funds. Because the underlying funds have varied expense and fee levels and the Model Portfolio and Milestone Funds may own different proportions of such funds at different times, the amount of fees and expenses indirectly incurred by the Model Portfolio and Milestone Funds will vary.

Fee Waivers

VIA will waive its management fee or reimburse expenses to the extent necessary as a result of any increase in subadvisory fees payable by the Growth Fund that would cause the aggregate management and subadvisory fees of the Growth Fund to exceed 0.54% as a result of subadvisory changes. This commitment will continue until such time as shareholders approve an increase in this limit. For the year ended December 31, 2011, no waiver or reimbursement was required.

From January 4, 2010 through April 30, 2011, and from May 1, 2011 through April 30, 2012, VIA contractually agreed to limit the Milestone 2045 Fund expense ratio to 1.10%. The waived amount during the year ended December 31, 2011 was $1,479.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) voluntarily waives a portion of its aggregate subadvisory fees for the Growth & Income and Equity Income Funds. These voluntary fee waivers were first implemented on May 1, 2003. The fee for each fund managed by T. Rowe Price is voluntarily reduced by the following percentages, which are determined based on the total amount of assets managed by T. Rowe Price for the Company: a 2.5% waiver on the first $500 million in total assets provided the total amount of assets managed by T. Rowe Price is between $250 and $500 million and a 5% waiver on total assets above $500 million. For the year ended December 31, 2011, the fee waiver for the Growth & Income Fund totaled $41,831 and the fee waiver for the Equity Income Fund totaled $76,072. Effective October 1, 2008, Tukman Grossman Capital Management, Inc. (“Tukman Grossman”) voluntarily agreed to waive a portion of its subadvisory fee in an amount equal to 0.10% of the average daily market value of the assets managed in the Growth Fund. This waiver totaled $284,214 for the year ended December 31, 2011. Effective October 1, 2010 through February 28, 2011 D.G. Capital Management Trust (“D.G. Capital”) voluntarily agreed to waive its subadvisory fee for assets managed in the Growth Fund so that its fee would not exceed a flat rate of 0.35%. The waiver totaled $55,346 for the year ended December 31, 2011. Effective May 1, 2011, Mellon Capital Management Corporation (“Mellon Capital Management”) agreed to waive a portion of its subadvisory fee through April 30, 2014 so that its fee for the Diversifying Strategies Fund does not exceed 0.325% of the average daily market value of the assets managed in the Diversifying Strategies Fund. This waiver totaled $594,582 for the year ended December 31, 2011. Mondrian Investment Partners Limited (“Mondrian”) voluntarily waived its subadviser fee for the month of July 2011 and the total fee waiver was $158,991 for the International Fund.

5.	Investment Portfolio Transactions

Purchases and sales of investments, exclusive of short-term securities, for each fund for the year ended December 31, 2011 were as follows:

	U.S. Government Obligations		Other Securities
Fund	Purchases at Cost	Sales Proceeds	Purchases at Cost	Sales Proceeds
Low Duration Bond	$90,120,608	$95,620,936	$273,537,663	$244,571,381
Inflation Protected Securities	486,698,457	486,156,899	79,571,227	47,801,318
Equity Income	—	—	332,877,252	370,068,695
Growth & Income	—	—	475,582,605	506,768,415
Growth	—	—	1,286,749,102	1,437,573,429
Select Value	—	—	196,084,424	214,495,585
Aggressive Opportunities	—	—	568,877,584	636,981,637
Discovery	60,180,715	50,643,592	116,379,782	117,936,613
International	—	—	653,174,699	596,462,529
Diversifying Strategies	108,729,041	101,039,869	499,038,591	441,113,311
Core Bond Index	264,054,989	262,495,503	366,197,642	382,806,695
500 Stock Index	—	—	13,103,121	12,514,921

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

	U.S. Government Obligations		Other Securities
Fund	Purchases at Cost	Sales Proceeds	Purchases at Cost	Sales Proceeds
Broad Market Index	$—	$—	$4,692,685	$44,942,612
Mid/Small Company Index	—	—	93,571,631	65,658,788
Overseas Equity Index	—	—	4,652,760	4,514,469
Model Portfolio Savings Oriented	—	—	46,744,940	95,812,861
Model Portfolio Conservative Growth	—	—	79,622,883	102,724,574
Model Portfolio Traditional Growth	—	—	185,825,416	273,938,101
Model Portfolio Long-Term Growth	—	—	202,793,016	260,031,625
Model Portfolio All-Equity Growth	—	—	63,883,981	85,443,498
Milestone Retirement Income	—	—	47,157,193	42,715,105
Milestone 2010	—	—	56,562,126	49,363,973
Milestone 2015	—	—	103,391,063	76,652,631
Milestone 2020	—	—	115,319,832	61,151,827
Milestone 2025	—	—	87,852,128	42,495,880
Milestone 2030	—	—	67,381,552	31,638,908
Milestone 2035	—	—	43,843,429	18,650,815
Milestone 2040	—	—	41,259,974	19,276,000
Milestone 2045	—	—	17,217,125	4,097,166

6.	Tax Basis Unrealized Appreciation (Depreciation)

As of December 31, 2011, net unrealized appreciation (depreciation) on investments was as follows:

Fund	Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ (Depreciation)
Low Duration Bond	$548,639,614	$6,033,732	$7,525,331	$(1,491,599)
Inflation Protected Securities	552,678,440	41,437,743	1,569,855	39,867,888
Equity Income	1,863,085,647	256,853,534	196,888,282	59,965,252
Growth & Income	1,076,406,413	171,659,757	66,253,805	105,405,952
Growth	1,649,993,326	208,253,796	74,127,319	134,126,477
Select Value	307,943,861	34,177,305	12,393,285	21,784,020
Aggressive Opportunities	1,032,932,008	118,408,440	113,559,980	4,848,460
Discovery	214,487,965	14,628,213	15,389,074	(760,861)
International	1,209,490,564	89,564,228	121,223,852	(31,659,624)
Diversifying Strategies	841,531,946	12,292,982	11,336,971	956,011
Core Bond Index	1,162,986,370	63,236,835	4,162,159	59,074,676
500 Stock Index	279,139,340	162,969,176	53,498,636	109,470,540
Broad Market Index	385,929,130	219,020,614	88,128,524	130,892,090
Mid/Small Company Index	408,814,383	87,126,215	53,630,191	33,496,024
Overseas Equity Index	215,233,671	21,440,791	55,619,638	(34,178,847)
Model Portfolio Savings Oriented	283,002,823	5,525,416	—	5,525,416
Model Portfolio Conservative Growth	554,738,232	9,148,000	7,638,798	1,509,202
Model Portfolio Traditional Growth	1,397,129,610	25,570,430	56,427,899	(30,857,469)
Model Portfolio Long-Term Growth	1,757,566,273	32,047,640	77,192,701	(45,145,061)
Model Portfolio All-Equity Growth	702,029,485	6,266,618	58,379,342	(52,112,724)
Milestone Retirement Income	223,132,881	556,715	3,573,141	(3,016,426)
Milestone 2010	224,964,444	1,274,368	3,913,466	(2,639,098)
Milestone 2015	387,099,577	—	5,187,738	(5,187,738)
Milestone 2020	390,598,332	1,495,311	5,712,488	(4,217,177)
Milestone 2025	304,072,123	2,398,937	5,144,712	(2,745,775)
Milestone 2030	236,451,826	3,786,753	3,736,494	50,259

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Fund	Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ (Depreciation)
Milestone 2035	$149,900,173	$3,152,082	$2,533,844	$618,238
Milestone 2040	140,793,580	5,796,825	509,039	5,287,786
Milestone 2045	33,388,918	430,395	344,171	86,224

7.	Portfolio Securities Loaned

Certain funds lend securities to approved borrowers to seek to earn additional income. As of December 31, 2011, certain funds had loaned securities, which were collateralized by cash or other forms of collateral as provided for in the Company’s Securities Lending Agency Agreement with JPMorgan Chase Bank, N.A. at least equal to the market value of the securities loaned. The funds receive dividends and interest on the loaned securities and a portion of interest earned on reinvested collateral. All securities loaned are marked to market daily in U.S. dollars and collateral is received and released accordingly on the following day to achieve the required collateralization for the previous day’s market value. The fund may terminate a loan at any time and generally expects to receive the securities loaned within the normal settlement period for the security involved. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The fund may not retain voting rights on securities while they are on loan. Voting rights on the loaned securities may pass to the borrower. The funds, however, are entitled to terminate or recall the loans to vote proxies or otherwise obtain rights to vote or consent with respect to a material event.

The funds will be indemnified by its custodian for securities lending programs conducted through the custodian if, at the time of a default by a borrower, some or all of the loaned securities have not been returned by the borrower. The custodian, as soon as practicable after the time of default, shall deposit in the funds’ accounts securities of the same number, issue, type, class and series of the unreturned loaned securities. If the custodian is unable to purchase replacement securities, it will credit to the funds’ accounts an amount equal to the market value of the unreturned loaned securities. For purposes of calculating the amount of credit to a fund’s account, the market value of U.S. securities will be determined as of the date on which the custodian posts the credit to the fund and the market value of the U.S. securities may be more or less than it was on the date the securities were due to be returned to the fund. For non-U.S. securities, the market value of the securities to be credited to a fund is determined as of the date the securities were due to be returned to the fund.

The market value of the securities on loan and the value of the related collateral as of December 31, 2011, were as follows:

Fund	Securities on Loan	Collateral	Collateralization
Low Duration Bond	$25,619,130	$26,135,756	102%
Inflation Protected Securities	12,756,491	12,985,716	102%
Equity Income	105,050,315	106,321,976	101%
Growth & Income	18,975,438	19,398,507	102%
Growth	30,726,352	31,704,220	103%
Select Value	9,307,327	9,537,261	102%
Aggressive Opportunities	73,139,684	77,024,271	105%
Discovery	16,788,326	17,935,954	107%
International	41,512,238	42,926,698	103%
Core Bond Index	65,318,202	67,598,878	103%
500 Stock Index	7,883,342	8,219,745	104%
Broad Market Index	13,383,315	13,848,786	103%
Mid/Small Company Index	32,423,689	33,680,955	104%
Overseas Equity Index	6,316,643	6,602,718	105%

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

8.	Transactions with Affiliated Funds

As of December 31, 2011, the Model Portfolio Funds and Milestone Funds held investments in a number of the underlying funds. The figures presented below represent the percentages of shares outstanding in each of the underlying funds owned by the Model Portfolio and Milestone Funds on that date:

Underlying Fund	Model Portfolio Savings Oriented	Model Portfolio Conservative Growth	Model Portfolio Traditional Growth	Model Portfolio Long-Term Growth	Model Portfolio All-Equity Growth
Low Duration Bond	17.01%	20.00%	20.62%	—	—
Inflation Protected Securities	7.37%	9.47%	9.29%	—	—
Equity Income	1.60%	3.43%	9.19%	12.47%	6.51%
Growth & Income	2.50%	4.35%	14.26%	19.35%	9.55%
Growth	—	1.90%	7.77%	11.17%	6.27%
Select Value	—	5.28%	23.84%	46.06%	19.40%
Aggressive Opportunities	—	1.76%	7.84%	15.20%	6.44%
Discovery	—	—	21.60%	40.57%	30.56%
International	1.26%	3.87%	14.14%	23.57%	11.23%
Core Bond Index Class I	3.20%	8.20%	21.77%	27.23%	—
Diversifying Strategies	6.79%	12.39%	23.97%	23.97%	—

Underlying Fund	Milestone Retirement Income	Milestone 2010	Milestone 2015	Milestone 2020	Milestone 2025
Low Duration Bond	12.99%	6.40%	7.79%	5.05%	1.69%
Inflation Protected Securities	5.63%	5.69%	5.88%	0.99%	—
Equity Income	1.22%	2.26%	4.05%	4.53%	3.82%
Growth & Income	1.90%	2.11%	3.64%	3.85%	3.35%
Growth	—	0.90%	1.63%	1.81%	1.59%
International	0.97%	1.78%	3.57%	4.20%	3.76%
Core Bond Index Class I	2.44%	1.77%	4.67%	6.72%	4.98%
Mid/Small Company Index Class I	—	—	8.36%	13.67%	13.69%
Diversifying Strategies	5.18%	4.64%	7.39%	6.91%	4.60%

Underlying Fund	Milestone 2030	Milestone 2035	Milestone 2040	Milestone 2045
Low Duration Bond	0.59%	0.06%	—	—
Equity Income	3.18%	2.13%	2.19%	0.50%
Growth & Income	2.87%	1.93%	1.99%	0.46%
Growth	1.40%	1.01%	1.04%	0.24%
International	3.30%	2.33%	2.41%	0.56%
Core Bond Index Class I	2.66%	1.05%	0.90%	0.21%
Mid/Small Company Index Class I	13.58%	10.99%	11.66%	2.70%
Diversifying Strategies	2.92%	1.06%	0.17%	—

9.	Control Persons and Principal Holders of Securities

A majority of the voting shares of each Fund are held either directly, or indirectly through the Model Portfolio Funds and the Milestone Funds, by VantageTrust, a group trust sponsored and maintained by VantageTrust Company (“Trust Company”), 777 N. Capitol N.E. Street, Washington, DC 20002. VantageTrust was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The Trust Company, a New Hampshire non-depository banking corporation, has the power to vote the shares of the Funds directly held by VantageTrust and has the power to direct the vote of the shares of the underlying Funds held by the Model Portfolio Funds and the Milestone Funds under the proxy voting policy adopted by VIA and is therefore considered a “control” person of the Funds for purposes of the 1940 Act. Both the Trust Company and VIA are

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

wholly owned subsidiaries of ICMA-RC. As a control person of each Fund, the Trust Company may possess the ability to control the outcome of matters submitted to the vote of shareholders. The following represents the percentage of shares outstanding in each of the Funds held, directly or indirectly, by VantageTrust as of a December 31, 2011:

Fund	% Owned by VantageTrust
Low Duration Bond	78.04%
Inflation Protected Securities	85.79%
Equity Income	90.71%
Growth & Income	90.12%
Growth	95.31%
Select Value	93.41%
Aggressive Opportunities	95.79%
Discovery	62.95%
International	91.24%
Diversifying Strategies	88.44%
Core Bond Index Class I	88.27%
Core Bond Index Class II	89.64%
500 Stock Index Class I	82.96%
500 Stock Index Class II	99.86%
Broad Market Index Class I	83.13%
Broad Market Index Class II	98.23%
Mid/Small Company Index Class I	81.41%
Mid/Small Company Index Class II	98.85%
Overseas Equity Index Class I	83.35%
Overseas Equity Index Class II	98.99%
Model Portfolio Savings Oriented	81.20%
Model Portfolio Conservative Growth	88.15%
Model Portfolio Traditional Growth	94.04%
Model Portfolio Long-Term Growth	95.78%
Model Portfolio All-Equity Growth	90.76%
Milestone Retirement Income	76.14%
Milestone 2010	74.44%
Milestone 2015	80.78%
Milestone 2020	83.60%
Milestone 2025	84.51%
Milestone 2030	84.35%
Milestone 2035	81.57%
Milestone 2040	83.44%
Milestone 2045	67.91%

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

10.	Rebates of Brokerage Commissions

VIA has entered into agreements with brokers whereby the brokers will rebate a portion of the funds’ brokerage commissions on behalf of certain funds. Such amounts, under such agreements, are included in net realized gain (loss) on the sale of investments presented in the Statements of Operations. For the year ended December 31, 2011, the funds recaptured the following amounts of brokerage commissions:

Fund	Recaptured Brokerage Commissions
Equity Income	$41,875
Growth & Income	49,339
Growth	312,818
Select Value	82,634
Aggressive Opportunities	232,152
Discovery	12,976
International	204,591

11.	Subsequent Events

Management has evaluated events or transactions that may have occurred since December 31, 2011, that would merit recognition or disclosure in the financial statements. Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events that required disclosure.

12.	Capital Stock Authorization

The Company’s Amended Declaration of Trust permits it to issue an unlimited number of full and fractional shares of beneficial interest of each fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that fund without thereby changing the proportionate beneficial interests in that fund and to divide such shares into classes. Each share of a class of a fund represents an equal proportional interest in the fund with each other share in the same class.

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited)

A.	Tax Disclosures

For corporate shareholders, a portion of the ordinary dividends paid during the fund’s year ended December 31, 2011, qualified for the dividends received deduction as follows:

Fund	Corporate Dividend Received Deduction
Equity Income	74.51%
Growth & Income	100.00%
Growth Fund	100.00%
Select Value	100.00%
Aggressive Opportunities	32.96%
Discovery	29.82%
International	0.19%
Diversifying Strategies	28.89%
500 Stock Index	100.00%
Broad Market Index	100.00%
Mid/Small Company Index	43.92%
Overseas Equity Index	0.04%
Model Portfolio Savings Oriented	15.56%
Model Portfolio Conservative	22.00%
Model Portfolio Traditional Growth	24.18%
Model Portfolio Long-Term Growth	32.24%
Model Portfolio All-Equity Growth	53.57%
Milestone Retirement Income	16.79%
Milestone 2010	25.99%
Milestone 2015	28.50%
Milestone 2020	36.61%
Milestone 2025	41.35%
Milestone 2030	46.52%
Milestone 2035	50.77%
Milestone 2040	50.65%
Milestone 2045	47.37%

Pursuant to Section 852 of the Internal Revenue Code, the Company designated the following capital gain dividends for the year ended December 31, 2011:

Fund	Long Term Capital Gain Dividend
Inflation Protected Securities	$7,954,674
Equity Income	32,862,295
Aggressive Opportunities	63,629,518
Diversifying Strategies	11,386,188
Mid/Small Company Index	14,883,091
Model Traditional Growth	3,332,490
Model Long-Term Growth Fund	22,158,134
Milestone Retirement Income	4,193,183
Milestone 2010	1,721,112
Milestone 2015	2,136,550
Milestone 2020	1,368,890
Milestone 2025	1,252,114
Milestone 2030	545,351
Milestone 2035	428,966
Milestone 2045	301,785

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

B.	Foreign Taxes Paid

For the year ended December 31, 2011, dividends from foreign countries and taxes paid to foreign countries that qualify for foreign tax credit are as follows:

Fund	Net Foreign Source Income	Foreign Tax Credit
International	$36,844,404	$3,543,445
Overseas Equity Index	6,641,650	217,512
Model Portfolio Savings Oriented	465,634	44,781
Model Portfolio Conservative Growth	1,421,375	136,698
Model Portfolio Traditional Growth	5,219,580	501,983
Model Portfolio Long-Term Growth	8,686,236	835,383
Model Portfolio All-Equity Growth	4,144,702	398,609
Milestone Retirement Income	352,319	33,884
Milestone 2010	660,245	63,498
Milestone 2015	1,309,833	125,971
Milestone 2020	1,538,279	147,941
Milestone 2025	1,372,047	131,954
Milestone 2030	1,206,323	116,016
Milestone 2035	846,591	81,419
Milestone 2040	876,030	84,251
Milestone 2045	203,937	19,613

All other funds treat foreign taxes paid as a reduction of net investment company taxable income by these amounts.

C.	Sources of Income

The following table summarizes the percentage of income received by the Company in 2011 from various obligors:

Fund	U.S. Treasury Obligations	GNMA	FNMA	FHL Bank	FHLMC	Other U.S. Government Agency
Low Duration Bond	2.23%	0.26%	2.07%	0.00%	0.42%	0.30%
Inflation Protected Securities	79.97%	0.00%	0.03%	0.00%	0.00%	1.31%
Discovery	2.07%	0.29%	1.62%	1.77%	0.57%	0.29%
Diversifying Strategies	11.08%	0.33%	12.20%	1.45%	7.63%	1.69%
Core Bond Index	23.50%	7.53%	19.09%	1.19%	13.01%	0.34%
500 Stock Index	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%
Broad Market Index	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Mid/Small Company Index	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Overseas Equity Index	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

D.	Qualified Dividend Income

The following are estimates of qualified dividend income received by the Company through December 31, 2011 that qualify for a reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003 as extended by the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010:

Fund	Qualified Dividend Income
Equity Income	83.43%
Growth & Income	100.00%
Growth	100.00%
Select Value	100.00%
Aggressive Opportunities	41.76%
Discovery	36.09%
International	75.31%
Diversifying Strategies	51.66%
500 Stock Index	100.00%
Broad Market Index	100.00%
Mid/Small Company Index	46.46%
Overseas Equity Index	68.04%
Model Portfolio Savings Oriented	21.79%
Model Portfolio Conservative	32.32%
Model Portfolio Traditional Growth	36.57%
Model Portfolio Long-Term Growth	50.54%
Model Portfolio All-Equity Growth	82.56%
Milestone Retirement Income	23.55%
Milestone 2010	37.19%
Milestone 2015	41.23%
Milestone 2020	53.38%
Milestone 2025	60.68%
Milestone 2030	68.59%
Milestone 2035	75.09%
Milestone 2040	74.81%
Milestone 2045	70.13%

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

E.	Directors Table

Independent Directors

Name, Address,* and Age	Positions Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Director
N. Anthony Calhoun (64)	Director, Audit Committee Member and Chair, Investment Committee and Nominating Committee Member	Term expires October 2013 Director since November 1998	Independent Consultant (financial) (April 2009–present); Executive Deputy State Treasurer—Commonwealth of Pennsylvania (August 2007–March 2009); Secretary to Senate Finance Committee/Minority—State of New York Legislature (January 2007–August 2007); Retired (October 2005–January 2007); and Deputy Chief Financial Officer and Treasurer—District of Columbia (2001–2005)	N/A
Donna K. Gilding (72)	Director, Investment Committee Member and Chair, and Nominating Committee Member	Term expires October 2013 Director since November 1998	Chief Investment Officer—Lowenhaupt Global Advisors, LLC (Sept. 2006–present); Chief Investment Officer—Lowenhaupt & Chasnoff (2005–Sept. 2006) (wealth management law firm); and Chief Investment Officer—Progress Investment Management Company (2000–2005)	N/A
Arthur R. Lynch (57)	Director, Audit Committee Member, Investment Committee Member, and Nominating Committee Member	Term expires October 2013 Director since November 1998	President and Chief Executive Officer - SRJ Government Consultants, LLC (October 2009–present); Deputy City Manager—City of Glendale, Arizona (2005–October 2009); Chief Financial Officer—City of Glendale, Arizona (1985–2005)	N/A
Timothy M. O’Brien (62)	Director, Audit Committee Member, Investment Committee Member, and Nominating Committee Member	Term expires October 2014 Director since September 2005	Independent Consultant (pension consulting) (2003–present); Board Member and Chair of Audit Committee—Colorado Public Employees Retirement Association (July 2011–present) President and Chief Executive Officer—American Humane Association (1999–2003)	N/A
Robin L. Wiessmann (58)	Chair of the Board, Director, Investment Committee Member, and Nominating Committee Member	Term expires October 2013 Director since November 1998	State Treasurer—Commonwealth of Pennsylvania (April 2007–January 2009); Director—Merrill, Lynch, Pierce, Fenner & Smith Incorporated, (2006– April 2007); and Consultant—Brown Wiessmann Group (financial services consulting) (2002–2006)	Director—Met-Pro Corporation (December 2009–present)
George M. Chamberlain, Jr. (64)	Director, Investment Committee and Nominating Committee Member	Term expires October 2014 Director since January 2012	Vice President, Legal Affairs—SCM Advantage LLC (supply chain consulting) (October 2009–present); Principal—GMC Consulting (corporate consulting) (May 1999–present); Vice President and General Counsel—Citco Mutual Fund Services, Inc. (November 2004–April 2007); Board member—Alzheimer’s Association Delaware Valley Chapter (January 2008–present); Board member—Trapp Family Housing Cooperative (non-profit) (April 2008–present); Board member and Vice Chair—Walnut Street Theater (January 2000–June 2010)	N/A

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

Interested Director and Officers

Name, Address,* and Age	Positions Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Director
David R. Mora (66)**	Director	Term expires October 2012 Director since November 2011	Board member (January 2005–present) and Chair of the Board of Directors (January 2010–present)—ICMA Retirement Corporation; West Coast Regional Director—International City County Management Association (February 2009–April 2011); City Manager—City of Salinas, CA (September 1990–September 2008); Board member—Public Entity Risk Institute (non-profit) (January 2000–December 2008)	N/A
Joan W. McCallen (59)**	President and Principal Executive Officer	Since September 2003	Chief Executive Officer—ICMA Retirement Corporation (Aug. 2003–present); President and Manager—Vantagepoint Investment Advisers, LLC; ICMA-RC Services, LLC (broker-dealer); President and Manager—Vantagepoint Transfer Agents, LLC (2003–present); and Director and President, VantageTrust Company, LLC (2003–present)	N/A
Bruce James Rohrbacher (59)**	Vice President and Chief Compliance Officer	Since September 2004	Senior Vice President and Chief Compliance Officer—ICMA Retirement Corporation (2004–present); Senior Vice President and Chief Compliance Officer, Vantagepoint Investment Advisers, LLC (2004–present); Chief Compliance Officer, ICMA-RC Services, LLC (broker-dealer) (2004–present); and Chief Compliance Officer VantageTrust Company, LLC (2004–present)	N/A
Elizabeth S. Glista (47)**	Treasurer and Principal Financial Officer	Since March 2009	Senior Vice President and Chief Financial Officer—ICMA Retirement Corporation (April 2009–present); Treasurer—Vantagepoint Investment Advisers, LLC, and Vantagepoint Transfer Agents, LLC (April 2009–present); Treasurer—ICMA-RC Services, LLC (broker-dealer) (April 2009–present); Treasurer—VantageTrust Company, LLC (April 2009–present); Managing Vice President, Financial Operations, Analysis & Treasury—ICMA Retirement Corporation (January 2009–April 2009); Vice President Financial Planning & Analysis and Treasury—ICMA-RC (January 2000–September 2007) and (March 2008–January 2009); Acting Vice President, Internal Audit—ICMA-RC (September 2007–March 2008)	N/A

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

Name, Address,* and Age	Positions Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Director
Angela C. Montez (44)**	Secretary	Since December 2006	Managing Vice President, Deputy General Counsel and Assistant Secretary—ICMA Retirement Corporation (2006–present) Corporate Counsel—ICMA Retirement Corporation (2000–2006); Secretary—Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLC and ICMA-RC Services, LLC (broker-dealer) (2006–2007); and Assistant Secretary—VantageTrust Company, LLC (February 2008–present)	N/A
Kathryn B. McGrath (67)**	Assistant Secretary	Since March 2008	Senior Vice President and General Counsel—ICMA Retirement Corporation (October 2007–present); Secretary—Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLC and ICMA-RC Services, LLC (broker-dealer) (December 2007–present); Secretary—VantageTrust Company, LLC (February 2008–present); and Partner—Mayer Brown LLP (law firm) (2005–October 2007)	N/A

*	The business address for each Director and Officer is 777 N. Capitol Street N.E., Washington, D.C. 20002.

**	Mr. Mora is considered an Interested Director because he is a director of ICMA Retirement Corporation, the parent corporation of VIA and ICMA-RC Services. Mses. McCallen, Glista, Montez, and McGrath and Mr. Rohrbacher are considered to be “interested persons” of the Company, as that term is defined under the 1940 Act, due to their positions as officers of the following entities: VIA; ICMA-RC Services, the distributor of the Company; ICMA Retirement Corporation, the parent company of VIA and ICMA-RC Services; and VantageTrust Company.

Aggregate compensation that was paid to the directors during the fiscal year ended December 31, 2011 totaled $111,195. Executive officers do not receive any compensation from the Company. However, the Company pays a portion of the compensation of the Chief Compliance Officer of the Company. The amount paid by the Company during the year ended December 31, 2011 totaled $249,110.

The Statement of Additional Information includes additional information about the Company’s Board and is available, without charge, upon request, by calling 1-800-669-7400 and on ICMA-RC’s website at www.icmarc.org.

F.	Subadviser Fees

Presented below are the fees paid by each fund to subadvisers during the year ended December 31, 2011. Fees are shown as an annual percentage of average net assets under management except that the subadvisory fees for Analytic Investors, LLC and Mellon Capital Management Corporation for the Diversifying Strategies Fund are calculated based on the average net asset value of the assets allocated and assigned to each of them by VIA. The total dollars below represent amounts paid to subadvisers for services performed during the period October 1, 2010 through September 30, 2011.

Fund	Subadviser	Actual Fee as a Percentage of Average Daily Net Assets (net of any subadviser fee waivers)	Dollars Paid
Low Duration Bond	Payden & Rygel	0.10%	$257,253
	STW Fixed Income Management LLC	0.19%	491,982

Inflation Protected Securities	Pacific Investment Management Company, LLC	0.20%	492,808
	BlackRock Financial Management, Inc.	0.10%	190,117

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

Fund	Subadviser	Actual Fee as a Percentage of Average Daily Net Assets (net of any subadviser fee waivers)	Dollars Paid
Equity Income	Barrow, Hanley, Mewhinney & Strauss, LLC [1]	0.22%	$1,374,904
	T. Rowe Price Associates, Inc. [1]	0.33%	2,091,992
	Southeastern Asset Management, Inc.	0.52%	3,231,145

Growth & Income	Fiduciary Management, Inc.	0.29%	1,199,831
	T. Rowe Price Associates, Inc.	0.38%	1,120,140
	Wellington Management Company, LLP	0.27%	1,332.280

Growth	Columbus Circle Investors	0.33%	1,721,324
	D.G. Capital Management Trust [2],3	0.35%	780,250
	Legg Mason Capital Management, LLC [3]	0.32%	929,842
	Tukman Grossman Capital Management, Inc. [3]	0.40%	1,153,699
	Westfield Capital Management Company, L.P.	0.33%	1,847,948

Select Value	Artisan Partners Limited Partnership	0.55%	607,136
	WEDGE Capital Management LLP	0.53%	591,268
	Systematic Financial Management, L.P.	0.42%	467,513

Aggressive Opportunities	Legg Mason Capital Management, LLC	0.32%	1,054,313
	Southeastern Asset Management, Inc.	0.56%	1,225,264
	TimesSquare Capital Management, LLC	0.50%	1,649,080
	Wellington Management Company, LLP	0.41%	890,948

Discovery	Payden & Rygel	0.15%	154,512
	Wellington Management Company, LLP	0.73%	745,155

International	Artisan Partners Limited Partnership	0.65%	1,353,026
	GlobeFlex Capital, LP	0.40%	1,439,971
	Mondrian Investment Partners Limited	0.43%	1,812,385
	Walter Scott & Partners Limited	0.55%	1,147,143

Diversifying Strategies	Analytic Investors, LLC [4]	0.45%	545,605
	Calamos Advisors LLC	0.54%	631,457
	Mellon Capital Management Corporation [5]	0.46%	991,247
	Payden & Rygel (Enhanced Cash Strategy)	0.10%	256,724
	Payden & Rygel (Low Duration Strategy)	0.10%	290,146
	Shenkman Capital Management, Inc.	0.39%	441,381

Core Bond Index	Mellon Capital Management Corporation	0.02%	235,504

500 Stock Index	Mellon Capital Management Corporation	0.02%	77,564

Broad Market Index	Mellon Capital Management Corporation	0.02%	119,039

Mid/Small Company Index	Mellon Capital Management Corporation	0.03%	126,496

Overseas Equity Index	Mellon Capital Management Corporation	0.07%	142,635

(1)	Effective May 1, 2011, the fee schedules charged by Barrow, Hanley, Mewhinney & Strauss, LLC and T. Rowe Price & Associates, Inc. were amended and the percentages shown above represent a blended rate of the previous fee schedules and the new fee schedules.

(2)	Effective March 1, 2011, D.G. Capital Management Trust amended its fee schedule to a flat 0.35%.

(3)	On December 13, 2011, the Board approved the termination of D.G. Capital Management Trust, Legg Mason Capital Management, LLC and Tukman Grossman Capital Management, Inc.

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

(4)	On June 17, 2011, the Board approved the termination of Analytic Investors, LLC.

(5)	Effective May 1, 2011, Mellon Capital Management Corporation has contractually agreed to waive a portion of its subadvisory fee through April 30, 2014.

G.	Directors’ Considerations of Investment Advisory and Subadvisory Agreements

The following relates to the consideration by the Board of Directors of the Company (“Directors” or “Board”), during the period beginning July 1, 2011 through December 31, 2011, of the approval of certain Investment Subadvisory Agreements (“Subadvisory Agreement” or “Subadvisory Agreements”) for the International and Growth Funds.

Directors’ Consideration of Subadvisory Agreements

Vantagepoint International Fund

At a meeting held on July 1, 2011 (“July Meeting”), the Board of the Company, including a majority of the Directors who are not “interested persons” (“Independent Directors”) as defined in the 1940 Act, approved a new subadvisory agreement (“Mondrian Subadvisory Agreement”) with Mondrian Investment Partners Limited (“Mondrian”), one of the subadvisers of the International Fund. On July 12, 2011, a group of private equity funds controlled by Hellman & Friedman LLC sold a minority interest in Mondrian to the management of Mondrian (“Buyout”). Upon completion of the Buyout, Mondrian became 100% owned by its employees. The Buyout resulted in a “change of control” of Mondrian under applicable provisions of the 1940 Act. The 1940 Act provides that a “change of control” of a fund’s adviser or subadviser results in an “assignment,” and a consequent automatic termination, of the investment advisory agreement between the fund and the adviser or subadviser, as the case may be. Accordingly, as a result of the Buyout, the prior investment subadvisory agreement dated October 12, 2009, among VIA, the Company and Mondrian (“Prior Subadvisory Agreement”) terminated on July 12, 2011. At the July Meeting, in anticipation of the Buyout and consequent immediate termination of the Prior Subadvisory Agreement, the Board, including a majority of the Independent Directors, approved the Mondrian Subadvisory Agreement, with terms substantially similar to the terms of the Prior Subadvisory Agreement. Before approving the Mondrian Subadvisory Agreement, the Board considered the recommendations of, and supporting analyses and data presented by, VIA.

With respect to the Board’s consideration of the Mondrian Subadvisory Agreement, the Directors received written information in advance of the July Meeting from VIA, which included: (1) the conclusions reached by VIA as a result of the due diligence it conducted relating to the Buyout; (2) the nature, extent and quality of services that Mondrian currently provides, and would continue to provide, to the International Fund; (3) Mondrian’s experience, investment management business, personnel and operations; (4) Mondrian’s brokerage and trading policies and practices; (5) the level of the subadvisory fee to be charged to the International Fund by Mondrian and a comparison of that fee to the: (a) fees charged by Mondrian for managing other foreign large-cap value equity accounts; and (b) fees charged by a group of U.S. investment managers utilizing a non-U.S. diversified value mandate; (6) Mondrian’s compliance program; (7) Mondrian’s investment performance as a subadviser to the International Fund as compared to relevant benchmarks; and (8) Mondrian’s financial condition, including its anticipated financial condition after the Buyout.

In considering the information and materials described above, the Independent Directors received assistance from their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements.

In determining whether to approve the Mondrian Subadvisory Agreement, the Directors considered the information received in advance of the July Meeting, the presentations made by, and discussions held with, the personnel of VIA and Mondrian, as well as a variety of factors. Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decision to approve the Mondrian Subadvisory Agreement.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of services to be provided by Mondrian to the International Fund following the Buyout, the Directors considered Mondrian’s investment management process in managing the International Fund’s assets allocated to it, including the experience and capability of Mondrian’s management and other personnel responsible for the portfolio management of the International Fund. The Directors also considered VIA’s assessment that it does not anticipate the Buyout to result in

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

significant changes in Mondrian’s investment philosophy, process or team. In addition, the Directors considered Mondrian’s representations that it does not plan to make any changes in its key personnel, day-to-day operations or compliance policies and procedures as a result of the Buyout and that Mondrian intends to continue managing the International Fund in the same manner as it currently does. The Directors considered Mondrian’s representations that it does not expect the nature, quality or scope of services to be provided to the International Fund to be impacted as a result of the Buyout and that there would be no changes to the fee charged by Mondrian to the International Fund as a result of the Buyout. The Directors also considered that VIA did not have concerns at the time with respect to Mondrian’s ability to service the debt associated with the Buyout. Based on the information considered, the Directors concluded that the International Fund was likely to continue to benefit from the nature, extent and quality of Mondrian’s services and that Mondrian has the ability to continue to provide these services after the Buyout.

Investment Performance. The Directors considered the data provided regarding Mondrian’s investment performance with respect to managing the assets of the International Fund versus relevant benchmarks and VIA’s favorable assessment of such performance. The Directors concluded that the investment performance record of Mondrian supported approval of the Mondrian Subadvisory Agreement.

Subadvisory Fee, Expense Ratio Impact and Economies of Scale. In evaluating the subadvisory fee, the Directors considered that the subadvisory fee payable under the Mondrian Subadvisory Agreement is the same as the subadvisory fee payable under the Prior Subadvisory Agreement. The Directors also considered comparisons of the subadvisory fee charged by Mondrian to the International Fund with the fees charged by Mondrian for managing other accounts according to an investment mandate similar to the mandate the subadviser employs on behalf of the International Fund. The Directors also considered VIA’s assessment that the International Fund’s fee schedule at the current level of assets allocated to Mondrian is the lowest fee schedule offered by Mondrian for managing focused All Countries World Index (ACWI) ex-U.S. equity accounts of similar size. Additionally, the nature of the subadvisory services Mondrian is to provide to the International Fund appeared to be comparable to those Mondrian currently provides to its other subadvisory clients. The Directors reviewed information provided by VIA (which was based on an independent third-party source) on the fees charged by a group of U.S. investment managers utilizing a non-U.S. diversified value mandate. According to the information provided, the effective fee rate to be paid by the International Fund to Mondrian at current asset levels is below the median fee charged by such managers. The foregoing comparisons assisted the Directors in considering the Mondrian Subadvisory Agreement by providing them with a basis for evaluating Mondrian’s fee on a relative basis. Based on this information, the Directors concluded that Mondrian’s subadvisory fee appeared to be within a reasonable range for the services provided.

The Directors also reviewed the information provided regarding the estimated profits to be realized with respect to Mondrian’s relationship with the International Fund. In reviewing the extent to which economies of scale may be realized by Mondrian as the assets of the International Fund to be managed by Mondrian grow, and whether the proposed fee levels reflect these economies, the Directors considered that Mondrian’s fee schedule includes breakpoints, which indicated that the subadvisory fee rate is intended to capture certain anticipated economies of scale for the benefit of the International Fund’s shareholders in connection with the services to be provided.

Other Considerations. The Directors considered the due diligence process engaged in by VIA in connection with the Buyout and in deciding to recommend that the Board approve the Mondrian Subadvisory Agreement. The Directors also considered VIA’s conclusion that the fee to be paid by Mondrian for its services to the International Fund continues to be reasonable and appropriate in light of the nature and quality of services to be provided by Mondrian. The Directors concluded that VIA’s recommendations and conclusions supported approval of the Mondrian Subadvisory Agreement.

The Directors also considered the potential “fall-out” or ancillary benefits that may accrue to Mondrian due to its relationship with the International Fund. The Directors considered that Mondrian may direct the International Fund’s brokerage transactions to certain brokers to obtain research and other services. However, the Directors noted that all subadvisers are required to select brokers who meet the International Fund’s requirements for seeking best execution, and that VIA monitors and evaluates the subadvisers’ trade execution with respect to Fund brokerage transactions on a regular basis and provides reports to the Board in this regard. The Directors concluded that the potential benefits accruing to Mondrian by virtue of its relationship to the International Fund appeared to be reasonable.

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

Conclusion. After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the approval of the Mondrian Subadvisory Agreement was in the best interests of the International Fund and its shareholders, and approved the Mondrian Subadvisory Agreement with, and the fee to be paid to, Mondrian.

Vantagepoint Growth Fund

At a meeting held on December 13, 2011 (“December Meeting”), the Board, including a majority of the Independent Directors, approved initial Investment Subadvisory Agreements (each a “New Subadvisory Agreement”) among the Company, VIA and each of Victory Capital Management, Inc. (“Victory”) and Atlanta Capital Management Company, LLC (“Atlanta Capital”), relating to the Growth Fund. Also at the December Meeting, VIA recommended and the Board approved: the termination of Legg Mason Capital Management, LLC (“Legg Mason”), D.G. Capital Management Trust (“D.G. Capital”) and Tukman Grossman Capital Management, Inc. (“Tukman Grossman”) as subadvisers to the Growth Fund, among other matters. Before approving the appointment of Victory and Atlanta Capital as subadvisers to the Growth Fund, the Board of the Company considered the recommendations of, and supporting analyses and data presented by, VIA.

With respect to the Board’s consideration of each New Subadvisory Agreement, the Directors received written information in advance of the December Meeting from VIA, which included: (1) the process by which VIA selected and recommended for Board approval Victory and Atlanta Capital as subadvisers to the Growth Fund; (2) the nature, extent and quality of the services that Victory and Atlanta Capital would provide to the Growth Fund; (3) each of Victory’s and Atlanta Capital’s experience, investment management business, personnel and operations; (4) each of Victory’s and Atlanta Capital’s brokerage and trading policies and practices; (5) the level of the subadvisory fees to be charged to the Growth Fund by Victory and Atlanta Capital and a comparison of those fees to the: (a) fees charged by each of Victory and Atlanta Capital to manage other large-cap growth accounts; and (b) fees charged by a group of U.S. separate account investment managers utilizing an active large-cap growth equity style; (6) Victory’s and Atlanta Capital’s compliance programs; (7) each of Victory’s and Atlanta Capital’s performance returns utilizing a large-cap growth mandate, and such performance compared to a relevant benchmark and peer group; (8) the Growth Fund’s expected overall investment advisory fee and projected total expense ratio, taking into account the change in subadvisers and the proposed allocation of the Growth Fund’s assets to each subadviser, compared to a group of large-cap growth funds; and (9) each of Victory’s and Atlanta Capital’s financial condition.

In considering the information and materials described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements.

In determining whether to approve each New Subadvisory Agreement, the Directors considered the information received in advance of the December Meeting, the presentations made by, and discussions held with, representatives of Victory and Atlanta Capital, VIA’s personnel and the Company’s Chief Compliance Officer prior to the December Meeting and at the December Meeting, as applicable, as well as a variety of factors. Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decision to approve the New Subadvisory Agreements.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of the services expected to be provided by Victory and Atlanta Capital under their respective New Subadvisory Agreements, the Directors considered the specific investment process to be employed by each of Victory and Atlanta Capital in managing the assets of the Growth Fund to be allocated to them; the qualifications of Victory’s and Atlanta Capital’s respective investment management personnel with regard to implementing a large-cap growth mandate; each of Victory’s and Atlanta Capital’s performance record as compared to a relevant benchmark and peer group; each of Victory’s and Atlanta Capital’s infrastructure and whether it appeared to adequately support a large-cap growth strategy; and VIA’s review process and favorable assessment as to the nature, quality and extent of the subadvisory services expected to be provided by each of Victory and Atlanta Capital to the Growth Fund. The Directors acknowledged that Victory and Atlanta Capital have experienced portfolio management personnel; and appeared to have adequate infrastructure and support staff to seek to achieve favorable results implementing large-cap growth mandates for the Growth Fund. The Directors concluded that the nature, extent and quality of the subadvisory services expected to be provided by each of

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

Victory and Atlanta Capital were appropriate for the Growth Fund in light of its investment strategy and, thus, supported a decision to approve each New Subadvisory Agreement.

Investment Performance. The Directors evaluated Victory’s and Atlanta Capital’s historical investment performance records in managing their clients’ assets utilizing large-cap growth mandates and considered each performance record versus a relevant benchmark and peer group (based on information provided by an independent third-party source). The Directors concluded that each of Victory’s and Atlanta Capital’s overall historical investment performance record supported approval of each New Subadvisory Agreement.

Subadvisory Fees, Expense Ratio Impact and Economies of Scale. In evaluating each proposed subadvisory fee, the Directors reviewed Victory’s and Atlanta Capital’s subadvisory fee schedules. The Directors considered comparisons of the subadvisory fee to be charged by each of Victory and Atlanta Capital to the Growth Fund with its respective fee schedule for managing other accounts with an investment mandate similar to the mandate the subadviser is to employ on behalf of the Growth Fund. The Directors considered that, based on the information provided by VIA, the proposed fee schedule for each of Victory and Atlanta Capital is lower than each subadviser’s respective standard fee schedule for managing accounts with a similar mandate. The Directors also considered that, according to the information provided by VIA, the proposed effective fee rate to be paid to each of Victory and Atlanta Capital by the Growth Fund, based on the initial amount of assets to be allocated to each subadviser, reflected the lowest effective fee charged by the subadviser to other accounts of similar size (based on current assets) for which the subadviser provides advisory services utilizing a similar mandate. Additionally, the nature of the subadvisory services each of Victory and Atlanta Capital is to provide to the Growth Fund appeared to be comparable to those each subadviser currently provides to its other subadvisory clients.

The Directors reviewed information provided by VIA (which was based on an independent third-party source) on the fees charged to accounts with assets comparable to the amount of assets to be allocated initially to each of Victory and Atlanta Capital to a group of U.S. separate account investment managers that employ a similar investment style to the investment style each subadviser is to employ for the Growth Fund. According to the information provided, the effective fee rate to be paid by the Growth Fund to each of Victory and Atlanta Capital at the proposed initial asset allocation levels would be below the median fee charged by such managers.

The Directors also considered information from VIA showing that there would be no increase in the overall subadvisory fees and, therefore, no increase in the total expense ratio of the Growth Fund as a result of the changes in subadvisory arrangements. Referring to data provided by VIA and compiled by Morningstar, the Directors also noted that the expected total investment advisory fee for the Growth Fund, taking into account the proposed subadviser changes and the proposed allocation of the Fund’s assets to each of the Fund’s subadvisers, was lower than the average and median investment advisory fee of a group of mutual funds in Morningstar’s large-cap growth funds category. The Directors also considered information provided by VIA and compiled by Morningstar on the total expense ratios of a group of mutual funds in Morningstar’s large-cap growth funds category, which showed that, if Victory and Atlanta Capital served as a subadvisers to the Growth Fund at the proposed subadvisory fee rates and initial asset allocation levels, along with the Growth Fund’s two other existing subadvisers at their current subadvisory fee rates and based on the current asset allocation level with respect to Westfield Capital Management, L.P. (“Westfield”), and the proposed asset allocation level with respect to Columbus Circle Investors (“CCI”), the Fund’s expected total expense ratio would be below the average and median expense ratios of such funds.

The foregoing comparisons assisted the Directors in considering the New Subadvisory Agreements by providing them with a basis for evaluating Victory’s and Atlanta Capital’s respective fees, including in light of the Growth Fund’s expected overall investment advisory fee and total expense ratio, on a relative basis. Based on this information, the Directors concluded that Victory’s and Atlanta Capital’s subadvisory fees appeared to be within a reasonable range for the services to be provided.

The Directors also reviewed the information provided by Victory and Atlanta Capital regarding the estimated profits to be realized from their respective relationships with the Growth Fund. In reviewing the extent to which economies of scale may be realized by Victory as the assets of the Growth Fund to be managed by it grow, and whether the proposed fee levels reflect these economies, the Directors considered that Victory’s proposed fee schedule included breakpoints, which indicates that the proposed subadvisory fee rate is intended to capture certain anticipated

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

economies of scale for the benefit of the Growth Fund’s shareholders in connection with the services to be provided. With respect to Atlanta Capital, the Directors considered that, although the proposed subadvisory fee schedule does not include breakpoints, the fee schedule is lower than Atlanta Capital’s standard fee schedule for a large-cap growth mandate and is the lowest fee schedule available for accounts of similar size for which Atlanta Capital provides advisory services utilizing a similar mandate. The Directors concluded that each proposed fee schedule with respect to Victory and Atlanta Capital was appropriate at this time.

Other Considerations. The Directors considered VIA’s judgment that the addition of Victory and Atlanta Capital as subadvisers to the Growth Fund would add value by complementing the investment approach of two of the current subadvisers to the Growth Fund, Westfield and CCI. In this regard, the Directors considered VIA’s belief that the addition of Victory and Atlanta Capital as subadvisers, along with VIA’s recommendation to terminate Legg Mason, D.G. Capital and Tukman Grossman and the proposed allocation of the Growth Fund’s assets to each subadviser. should serve to enhance the Growth Fund’s risk/return attributes.

The Directors considered the selection and due diligence process employed by VIA in deciding to recommend Victory and Atlanta Capital as subadvisers to the Growth Fund and also considered VIA’s conclusion that the fee to be paid to each of Victory and Atlanta Capital for their respective services to the Fund is reasonable and appropriate in light of the nature and quality of services to be provided by each subadviser and the reasons supporting that conclusion. The Directors also considered information from VIA concerning its strategy to efficiently implement the subadviser transitions. The Directors concluded that VIA’s recommendations and conclusions supported approval of each New Subadvisory Agreement.

The Directors also considered the potential “fall-out” or ancillary benefits that may accrue to Victory and Atlanta Capital due to each subadviser’s relationship with the Growth Fund. The Directors considered that Victory and Atlanta Capital may direct the Growth Fund’s brokerage transactions to certain brokers to obtain research and other services. However, the Directors noted that all subadvisers are required to select brokers who meet the Growth Fund’s requirements for seeking best execution, and that VIA monitors and evaluates the subadvisers’ trade execution with respect to Growth Fund brokerage transactions on a regular basis and provides reports to the Board in this regard. The Directors concluded that the potential benefits that may accrue to Victory and Atlanta Capital by virtue of their relationships with the Growth Fund appeared to be reasonable.

Conclusion. After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the initial approval of each New Subadvisory Agreement was in the best interests of the Growth Fund and its shareholders, and approved the New Subadvisory Agreement with, and the fee to be paid to, each of Victory and Atlanta Capital.

H.	Householding

Only one copy of this Annual Report may be mailed to households, even if more than one person in a household is a shareholder of record, unless the Company has received instructions to the contrary. If you need additional copies of this Annual Report, please contact the Company toll free at 800-669-7400 or in writing at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002. If you do not want this mailing of this Annual Report to be combined with those for other members of your household, contact the Company in writing at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002 or toll free at 800-669-7400.

I.	Other Available Information

A description of the Company’s proxy voting policies and procedures and the proxy voting record for the 12-month period ended June 30, 2011 are available without charge, upon request by calling 800-669-7400, on the Company’s website at www.icmarc.org, or by accessing the Securities and Exchange Commission’s website at www.sec.gov.

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; the Company’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

Wilshire®, the Wilshire IndexesSM, Wilshire 5000 Total Market IndexSM, and Wilshire 4500 Completion IndexSM are service marks of Wilshire Associates Incorporated (“Wilshire”) and have been licensed for use by The Vantagepoint Funds (the “Funds”), on behalf of the Broad Market Index Fund and the Mid/Small Company Index Fund, respectively. All content of the Wilshire Indexes and the aforementioned indexes is ©2012 Wilshire Associates Incorporated, all rights reserved. The Funds are not sponsored, endorsed, sold or promoted by Wilshire, and Wilshire makes no representations or warranties with respect to the Funds. Wilshire has no relationship with The Vantagepoint Funds, other than the licensing of the aforementioned indexes and its service marks for use in connection with these two Funds. Wilshire does not:

•	Sponsor, endorse, sell or promote the Funds.

•	Recommend that any person invest in the Funds or any other securities.

•	Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Funds.

•	Have any responsibility or liability for the administration, management or marketing of the Funds.

•	Consider the needs of the Funds or their shareholders in determining, composing or calculating the above indexes or have any obligation to do so.

Wilshire shall have no liability in connection with the Funds. Specifically, Wilshire makes no representation or warranty, express or implied, regarding:

•	The results to be obtained by the Funds, their shareholders or any other person in connection with the use of the above indexes and the data included in those indexes;

•	The accuracy or completeness of these indexes and any related data; or

•	The merchantability or the fitness for a particular purpose or use of these indexes and/or its related data.

Wilshire shall not have any liability for any errors, omissions or interruptions in the above indexes or related data. Under no circumstances will Wilshire be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Wilshire knows that they might occur. The licensing agreement between The Vantagepoint Funds, on behalf of the Broad Market Index Fund and the Mid/Small Company Index Fund, and Wilshire is solely for the Funds’ benefit and not for the benefit of Fund shareholders or any other third parties.

“Standard & Poor’s”, “S&P”, “S&P 500”, “Standard & Poor’s 500”, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Vantagepoint Funds for the Vantagepoint 500 Stock Index Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and makes no representation regarding the advisability of investing in the Fund.

SCHEDULE OF INVESTMENTS

December 31, 2011

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—62.8%
Aerospace & Defense—0.5%
Boeing Co. (The)
1.875%	11/20/2012		$1,280,000	$1,293,631
Lockheed Martin Corp.
2.125%	09/15/2016		760,000	762,088
Raytheon Co.
1.400%	12/15/2014		430,000	432,394

				2,488,113

Auto Components—0.6%
Johnson Controls, Inc.
1.750%	03/01/2014		3,000,000	3,027,534

Beverages—1.3%
Anheuser-Busch InBev Worldwide, Inc.
2.500%	03/26/2013		3,335,000	3,397,678
1.500%	07/14/2014		2,750,000	2,771,370
Coca-Cola Co. (The)
1.800%	09/01/2016		730,000	743,350

				6,912,398

Biotechnology—0.6%
Amgen, Inc.
2.300%	06/15/2016		700,000	705,525
1.875%	11/15/2014		860,000	871,737
Gilead Sciences, Inc.
2.400%	12/01/2014		370,000	376,927
Life Technologies Corp.
3.500%	01/15/2016		1,300,000	1,306,649

				3,260,838

Capital Markets—2.8%
Bear Stearns Cos. LLC (The)
5.700%	11/15/2014		7,340,000	7,987,777
Goldman Sachs Group, Inc. (The)
1.435%	02/07/2014	#	1,430,000	1,337,438
Merrill Lynch & Co., Inc., Series C MTN
6.050%	08/15/2012		550,000	558,026
Morgan Stanley
1.408%	04/29/2013	#	1,530,000	1,442,401
TD Ameritrade Holding Corp.
4.150%	12/01/2014		1,140,000	1,205,681
WCI Finance LLC/WEA Finance LLC
5.400%	10/01/2012	^	1,000,000	1,024,761
WT Finance Aust Pty Ltd./Westfield Capital/WEA Finance LLC (Australia)
5.125%	11/15/2014	^	1,170,000	1,226,640

				14,782,724

Chemicals—1.8%
Airgas, Inc.
2.850%	10/01/2013		460,000	468,827
Dow Chemical Co. (The)
7.600%	05/15/2014		4,385,000	4,961,364
4.850%	08/15/2012		2,300,000	2,353,434
2.500%	02/15/2016		690,000	694,351
Ecolab, Inc.
2.375%	12/08/2014		290,000	295,841
Praxair, Inc.
1.750%	11/15/2012		570,000	574,985

				9,348,802

Coupon Rate	Maturity Date		Face	Value

Commercial Banks—11.2%
Banco Bradesco SA (Brazil)
2.561%	05/16/2014	#^	$300,000	$294,661
Banco de Credito del Peru (Peru)
4.750%	03/16/2016	^	1,110,000	1,118,325
Banco do Brasil SA (Brazil)
4.500%	01/22/2015	^	1,180,000	1,226,020
Bank of Nova Scotia (Canada)
2.250%	01/22/2013		950,000	963,232
Barclays Bank plc (United Kingdom)
3.900%	04/07/2015		2,590,000	2,603,038
2.700%	03/05/2012	^	500,000	501,973
1.438%	01/13/2014	#	970,000	940,742
BB&T Corp.
1.125%	04/28/2014	#	350,000	345,886
BB&T Corp. MTN
3.850%	07/27/2012		518,000	526,525
BB&T Corp., Series A MTN
3.375%	09/25/2013		700,000	724,371
Capital One Financial Corp.
7.375%	05/23/2014		3,630,000	3,990,524
2.125%	07/15/2014		860,000	849,494
CIT Group, Inc.
5.250%	04/01/2014	^	735,000	735,919
Commonwealth Bank of Australia (Australia)
2.125%	03/17/2014	^	1,360,000	1,356,724
Credit Suisse (Switzerland)
1.361%	01/14/2014	#	2,020,000	1,956,198
Danske Bank A/S (Denmark)
1.451%	04/14/2014	#^†	1,450,000	1,398,508
HSBC Bank plc (United Kingdom)
1.625%	07/07/2014	^†	970,000	959,333
ING Bank NV (Netherlands)
2.625%	02/09/2012	^	1,400,000	1,402,673
1.596%	03/15/2013	#^	1,400,000	1,367,881
KeyCorp MTN
3.750%	08/13/2015		560,000	581,190
M&T Bank Corp.
5.375%	05/24/2012		4,000,000	4,056,364
Royal Bank of Scotland plc (The) (United Kingdom)
3.950%	09/21/2015		5,990,000	5,621,603
3.250%	01/11/2014		1,320,000	1,265,476
Royal Bank of Scotland plc (The), Series 2 (United Kingdom)
3.400%	08/23/2013		1,250,000	1,216,552
Santander US Debt SA Unipersonal (Spain)
3.781%	10/07/2015	^	5,200,000	4,716,551
Sparebank 1 Boligkreditt AS (Norway)
1.250%	10/25/2013	^	570,000	566,196
Standard Chartered plc (United Kingdom)
3.200%	05/12/2016	^†	3,800,000	3,722,149
SunTrust Bank
1.195%	06/22/2012	#	GBP 850,000	1,306,636
Toronto-Dominion Bank (The) (Canada)
2.500%	07/14/2016		5,050,000	5,155,904
Union Bank NA, Bank Note
2.125%	12/16/2013		1,380,000	1,396,349
US Bancorp
4.200%	05/15/2014		1,300,000	1,392,599
US Bancorp MTN
1.375%	09/13/2013		1,000,000	1,006,506
Wachovia Bank NA, Bank Note
4.800%	11/01/2014		660,000	693,991

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Westpac Banking Corp. (Australia)
2.250%	11/19/2012		$1,600,000	$1,616,254
1.133%	04/08/2013	#^	1,000,000	1,001,595

				58,577,942

Communications Equipment—0.2%
Cisco Systems, Inc.
1.625%	03/14/2014		1,265,000	1,289,403

Computers & Peripherals—1.8%
Hewlett-Packard Co.
4.750%	06/02/2014		540,000	570,596
4.250%	02/24/2012		730,000	733,266
3.000%	09/15/2016		3,536,000	3,564,822
2.350%	03/15/2015		1,100,000	1,095,512
1.550%	05/30/2014		3,660,000	3,601,407

				9,565,603

Consumer Finance—4.4%
Ally Financial, Inc.
4.500%	02/11/2014		900,000	870,750
American Express Credit Corp. MTN
2.750%	09/15/2015		2,500,000	2,515,457
American Express Credit Corp., Series D MTN
5.125%	08/25/2014		3,177,000	3,415,234
American Honda Finance Corp.
2.375%	03/18/2013	^	470,000	476,722
Banque PSA Finance MTN (France)
3.500%	01/17/2014	EUR	850,000	1,067,749
Caterpillar Financial Services Corp.
2.050%	08/01/2016		2,766,000	2,842,541
1.125%	12/15/2014		200,000	200,393
Caterpillar Financial Services Corp. MTN
5.750%	02/15/2012		900,000	905,619
Ford Motor Credit Co. LLC
3.875%	01/15/2015		1,280,000	1,276,127
HSBC Finance Corp.
0.957%	06/01/2016	#	4,347,000	3,640,160
John Deere Capital Corp. MTN
2.950%	03/09/2015		1,210,000	1,275,756
1.600%	03/03/2014		1,160,000	1,179,689
PACCAR Financial Corp.
1.550%	09/29/2014		620,000	627,715
PACCAR Financial Corp. MTN
0.745%	04/05/2013	#	840,000	839,474
RCI Banque SA (France)
2.261%	04/11/2014	#^	1,900,000	1,811,924

				22,945,310

Diversified Financial Services—7.1%
Bank of America Corp.
4.875%	01/15/2013	†	3,850,000	3,866,555
Bank of America Corp. MTN
4.900%	05/01/2013		550,000	550,620
Bank of America Corp., Series L MTN
7.375%	05/15/2014	†	2,680,000	2,780,280
Caisse Centrale Desjardins du Quebec (Canada)
1.700%	09/16/2013	^	350,000	350,722
Citigroup, Inc.
6.375%	08/12/2014		2,000,000	2,100,300
6.010%	01/15/2015		2,660,000	2,780,833

Coupon Rate	Maturity Date		Face	Value

6.000%	12/13/2013		$2,800,000	$2,898,650
5.300%	10/17/2012		425,000	431,988
Equifax, Inc.
4.450%	12/01/2014		240,000	253,134
ERAC USA Finance LLC
2.250%	01/10/2014	^	550,000	547,987
General Electric Capital Corp.
5.900%	05/13/2014		680,000	745,117
General Electric Capital Corp. MTN
1.875%	09/16/2013		300,000	303,822
1.253%	01/15/2013	#	1,000,000	1,006,788
General Electric Capital Corp., Series A MTN
3.750%	11/14/2014		1,130,000	1,191,907
0.806%	09/15/2014	#	2,075,000	1,991,915
General Electric Capital Corp., Series G MTN
1.311%	05/09/2016	#	5,675,000	5,358,471
JPMorgan Chase & Co.
5.375%	10/01/2012		400,000	413,624
4.750%	05/01/2013		500,000	522,877
Lloyds TSB Bank plc (United Kingdom)
4.875%	01/21/2016		7,280,000	7,101,393
NASDAQ OMX Group, Inc. (The)
4.000%	01/15/2015		1,040,000	1,066,424
Susser Holdings LLC/Susser Finance Corp.
8.500%	05/15/2016		950,000	1,029,563

				37,292,970

Diversified Telecommunication Services—5.3%
AT&T, Inc.
6.700%	11/15/2013		3,700,000	4,080,726
4.850%	02/15/2014		600,000	647,050
2.400%	08/15/2016		620,000	633,268
Cellco Partnership/Verizon Wireless Capital LLC
5.550%	02/01/2014		400,000	434,799
Deutsche Telekom International Finance BV (Netherlands)
3.125%	04/11/2016	^	7,945,000	8,011,937
Frontier Communications Corp.
6.250%	01/15/2013	†	700,000	717,500
Telecom Italia Capital SA (Luxembourg)
5.250%	11/15/2013		280,000	269,080
5.250%	10/01/2015		1,986,000	1,823,323
Telefonica Emisiones SAU (Spain)
4.949%	01/15/2015		4,000,000	3,981,724
2.582%	04/26/2013		1,090,000	1,063,957
Verizon Communications, Inc.
4.350%	02/15/2013		750,000	779,581
1.250%	11/03/2014		1,680,000	1,689,482
1.184%	03/28/2014	#	3,595,000	3,592,724

				27,725,151

Electric Utilities—2.2%
Consumers Energy Co., Series D
5.375%	04/15/2013		850,000	894,655
Duke Energy Carolinas LLC
6.250%	01/15/2012		1,165,000	1,167,402
Enel Finance International NV (Luxembourg)
3.875%	10/07/2014	^	6,034,000	5,877,840
Exelon Generation Co. LLC
5.350%	01/15/2014		1,500,000	1,602,994
Georgia Power Co.
1.300%	09/15/2013		1,100,000	1,110,628
Midamerican Energy Holdings Co.
3.150%	07/15/2012		1,000,000	1,011,848

				11,665,367

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Electronic Equipment, Instruments & Components—0.2%
Agilent Technologies, Inc.
2.500%	07/15/2013		$470,000	$474,616
Thermo Fisher Scientific, Inc.
2.150%	12/28/2012		640,000	647,840

				1,122,456

Energy Equipment & Services—0.2%
Complete Production Services, Inc.
8.000%	12/15/2016		900,000	940,500

Food & Staples Retailing—1.2%
Safeway, Inc.
5.800%	08/15/2012		1,000,000	1,027,006
3.400%	12/01/2016		650,000	667,370
TESCO plc (United Kingdom)
2.000%	12/05/2014	^	4,200,000	4,246,868
Woolworths Ltd. (Australia)
2.550%	09/22/2015	^	220,000	224,956

				6,166,200

Food Products—1.1%
Corn Products International, Inc.
3.200%	11/01/2015		310,000	320,580
General Mills, Inc.
6.000%	02/15/2012		1,500,000	1,508,621
Kellogg Co.
5.125%	12/03/2012		1,000,000	1,039,521
Kraft Foods, Inc.
5.250%	10/01/2013		340,000	362,827
2.625%	05/08/2013		340,000	347,468
Wm. Wrigley Jr. Co.
3.700%	06/30/2014	^	2,190,000	2,259,079

				5,838,096

Health Care Equipment & Supplies—0.7%
Covidien International Finance SA (Luxembourg)
1.875%	06/15/2013		880,000	888,672
DENTSPLY International, Inc.
1.957%	08/15/2013	#	800,000	805,799
Stryker Corp.
3.000%	01/15/2015		680,000	717,089
2.000%	09/30/2016		1,120,000	1,147,426

				3,558,986

Health Care Providers & Services—2.0%
Aristotle Holding, Inc.
2.750%	11/21/2014	^	1,300,000	1,316,669
Quest Diagnostics, Inc.
1.424%	03/24/2014	#	410,000	412,358
UnitedHealth Group, Inc.
4.875%	02/15/2013		3,000,000	3,124,803
WellPoint, Inc.
6.800%	08/01/2012		1,790,000	1,851,202
5.000%	12/15/2014		2,000,000	2,186,686
2.375%	02/15/2017		1,445,000	1,442,355

				10,334,073

Coupon Rate	Maturity Date		Face	Value

Independent Power Producers & Energy Traders—0.1%
AES Corp. (The)
7.750%	03/01/2014		$565,000	$613,025

Industrial Conglomerates—0.3%
3M Co.
1.375%	09/29/2016		920,000	928,958
Danaher Corp.
1.300%	06/23/2014		400,000	405,994

				1,334,952

Insurance—2.9%
Aflac, Inc.
3.450%	08/15/2015	†	2,937,000	3,033,504
Allstate Corp. (The)
6.200%	05/16/2014		800,000	892,706
Berkshire Hathaway Finance Corp.
4.000%	04/15/2012		700,000	707,069
Berkshire Hathaway, Inc.
3.750%	08/15/2021		3,100,000	3,227,543
Hartford Financial Services Group, Inc.
4.000%	03/30/2015		510,000	512,856
MetLife, Inc.
2.375%	02/06/2014		450,000	456,511
Metropolitan Life Global Funding I
5.125%	04/10/2013	^	2,000,000	2,089,912
1.141%	01/10/2014	#^	2,100,000	2,099,051
Prudential Financial, Inc., Series D MTN
5.150%	01/15/2013		1,000,000	1,035,557
3.625%	09/17/2012		1,100,000	1,117,247

				15,171,956

Internet & Catalog Retail—0.1%
eBay, Inc.
0.875%	10/15/2013		500,000	501,757

IT Services—0.6%
International Business Machines Corp.
2.100%	05/06/2013		2,170,000	2,215,505
1.000%	08/05/2013		1,100,000	1,109,096

				3,324,601

Life Sciences Tools & Services—0.2%
Howard Hughes Medical Institute
3.450%	09/01/2014		1,100,000	1,173,899

Machinery—0.4%
Tyco International Finance SA (Luxembourg)
6.000%	11/15/2013		2,100,000	2,276,014

Media—2.2%
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
4.750%	10/01/2014		1,060,000	1,145,716
NBCUniversal Media LLC
3.650%	04/30/2015		850,000	897,852
Time Warner Cable, Inc.
8.250%	02/14/2014		2,200,000	2,480,964
6.200%	07/01/2013		5,500,000	5,903,986
Time Warner, Inc.
3.150%	07/15/2015		440,000	458,035
Viacom, Inc.
4.375%	09/15/2014		700,000	750,354

				11,636,907

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Metals & Mining—2.9%
Alcoa, Inc.
6.000%	07/15/2013	†	$5,000,000	$5,321,395
ArcelorMittal (Luxembourg)
5.375%	06/01/2013		1,910,000	1,955,926
Barrick Gold Corp. (Canada)
1.750%	05/30/2014		510,000	515,331
Barrick Gold Financeco LLC (Canada)
6.125%	09/15/2013		795,000	859,502
Rio Tinto Finance USA Ltd. (Australia)
8.950%	05/01/2014		2,875,000	3,364,161
Steel Dynamics, Inc.
7.375%	11/01/2012		880,000	918,500
Vedanta Resources plc (United Kingdom)
6.750%	06/07/2016	^	450,000	387,000
Xstrata Canada Financial Corp. (Canada)
2.850%	11/10/2014	^	1,765,000	1,775,223

				15,097,038

Multiline Retail—0.4%
Target Corp.
1.125%	07/18/2014		500,000	503,988
0.575%	07/18/2014	#	1,800,000	1,801,125

				2,305,113

Multi-Utilities—0.7%
DTE Energy Co.
1.227%	06/03/2013	#	950,000	949,427
Sempra Energy
1.306%	03/15/2014	#	2,661,000	2,651,969

				3,601,396

Oil, Gas & Consumable Fuels—1.2%
ConocoPhillips
4.750%	02/01/2014		600,000	648,335
4.600%	01/15/2015		455,000	503,587
Petrohawk Energy Corp.
7.875%	06/01/2015		1,000,000	1,070,000
Rockies Express Pipeline LLC
3.900%	04/15/2015	^	680,000	672,483
Shell International Finance BV (Netherlands)
1.875%	03/25/2013		620,000	631,730
Tesoro Corp.
6.625%	11/01/2015		355,000	362,987
TransCanada PipeLines Ltd. (Canada)
3.400%	06/01/2015		550,000	583,026
Valero Energy Corp.
6.875%	04/15/2012		550,000	558,980
XTO Energy, Inc.
7.500%	04/15/2012		990,000	1,009,893

				6,041,021

Personal Products—0.2%
Revlon Consumer Products Corp.
9.750%	11/15/2015		950,000	1,015,313

Pharmaceuticals—1.4%
Novartis Capital Corp.
4.125%	02/10/2014		1,170,000	1,252,444

Coupon Rate	Maturity Date		Face	Value

Pfizer, Inc.
3.625%	06/03/2013	EUR	200,000	$266,991
Sanofi (France)
1.625%	03/28/2014		$800,000	814,452
0.774%	03/28/2013	#	1,580,000	1,582,087
Teva Pharmaceutical Finance III BV (Netherlands Antilles)
1.700%	03/21/2014		500,000	502,852
Teva Pharmaceutical Finance III LLC
1.500%	06/15/2012		1,230,000	1,234,805
Teva Pharmaceutical Finance IV LLC
1.700%	11/10/2014		1,040,000	1,048,768
Valeant Pharmaceuticals International
6.500%	07/15/2016	^	720,000	722,700

				7,425,099

Real Estate Investment Trusts (REITs)—0.8%
China Resources Land Ltd. (Hong Kong)
4.625%	05/19/2016	^	525,000	516,460
HCP, Inc.
2.700%	02/01/2014		1,410,000	1,408,656
Health Care REIT, Inc.
6.000%	11/15/2013		810,000	850,293
Simon Property Group LP
4.200%	02/01/2015		210,000	222,850
Vornado Realty LP
4.250%	04/01/2015		1,080,000	1,118,555

				4,116,814

Road & Rail—0.2%
JB Hunt Transport Services, Inc.
3.375%	09/15/2015		850,000	862,153

Semiconductors & Semiconductor Equipment—0.3%
Intel Corp.
1.950%	10/01/2016		730,000	751,302
Texas Instruments, Inc.
0.875%	05/15/2013		1,030,000	1,033,056

				1,784,358

Software—0.4%
Microsoft Corp.
2.950%	06/01/2014		1,400,000	1,488,052
Oracle Corp.
3.750%	07/08/2014		700,000	753,287

				2,241,339

Textiles, Apparel & Luxury Goods—0.2%
Levi Strauss & Co.
8.875%	04/01/2016	†	850,000	888,250

Tobacco—1.3%
Altria Group, Inc.
8.500%	11/10/2013		5,319,000	6,007,491
Lorillard Tobacco Co.
3.500%	08/04/2016		1,060,000	1,073,301

				7,080,792

Trading Companies & Distributors—0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.
6.250%	08/20/2019		695,000	695,000

Water Utilities—0.4%
Thames Water Utilities Cayman Finance Ltd. MTN (Cayman Islands)
6.125%	02/04/2013	EUR	1,400,000	1,896,836

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Wireless Telecommunication Services—0.3%
America Movil SAB de CV (Mexico)
3.625%	03/30/2015		$300,000	$315,861
Vodafone Group plc (United Kingdom)
4.150%	06/10/2014		1,280,000	1,357,992

				1,673,853

TOTAL CORPORATE OBLIGATIONS
(Cost $329,431,019)				329,599,952

MORTGAGE-RELATED SECURITIES—8.1%
Commercial Mortgage-Backed Securities—0.5%
Extended Stay America Trust, Series 2010-ESHA, Class A
2.951%	11/05/2027	^	1,166,169	1,172,002
National Credit Union Administration Guaranteed Notes, Series 2010-C1, Class A2
2.900%	10/29/2020		1,100,000	1,163,026

				2,335,028

U.S. Government Agency Mortgage-Backed Securities—6.2%
Federal Deposit Insurance Corporation Structured Sale Guaranteed Notes, Series 2010-S1, Class 2A
3.250%	04/25/2038	^	1,475,700	1,514,914
Federal National Mortgage Association
5.000%	07/01/2035		4,761,001	5,149,489
4.000%	11/01/2040-
	09/01/2041		4,035,770	4,245,415
3.500%	05/01/2020- 12/01/2020		2,295,933	2,404,926
3.138%	07/01/2041	#	4,402,254	4,591,158
3.092%	06/01/2041	#	2,919,951	3,045,335
2.240%	10/01/2034	#	1,633,937	1,712,408
2.191%	09/01/2034	#	139,653	145,151
2.165%	09/01/2034	#	198,304	206,126
2.060%	10/01/2034	#	246,664	256,959
0.595%	07/01/2016	#	2,800,000	2,827,296
Government National Mortgage Association, Series 2005-58, Class NJ
4.500%	08/20/2035		413,655	417,335
National Credit Union Administration Guaranteed Notes, Series 2010-R1, Class 2A
1.840%	10/07/2020		431,457	434,153
National Credit Union Administration Guaranteed Notes, Series 2010-R2, Class 1A
0.644%	11/06/2017	#	1,753,436	1,753,436
National Credit Union Administration Guaranteed Notes, Series 2010-R3, Class 1A
0.834%	12/08/2020	#	3,648,727	3,662,409

				32,366,510

U.S. Non-Agency Mortgage-Backed Securities—1.4%
Banc of America Mortgage Securities, Inc., Series 2004-L, Class 1A1
2.888%	01/25/2035	#	731,109	552,311
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
2.685%	09/25/2035	#	2,242,164	1,961,787
Harborview Mortgage Loan Trust, Series 2005-14, Class 3A1A
2.750%	12/19/2035	#	2,678,703	1,662,355

Coupon Rate	Maturity Date		Face	Value

MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2
2.079%	12/25/2034	#	$1,516,429	$1,435,158
Provident Funding Mortgage Loan Trust, Series 2004-1, Class 1A1
2.619%	04/25/2034	#	231,018	216,695
Structured Asset Mortgage Investments, Inc., Series 2004-AR5, Class 2A1
2.169%	10/19/2034	#	717,314	388,584
Thornburg Mortgage Securities Trust, Series 2004-1, Class II2A
1.744%	03/25/2044	#	540,334	458,476
Wells Fargo Mortgage Backed Securities Trust, Series 2004-S, Class B1
2.701%	09/25/2034	#	1,502,245	894,567

				7,569,933

TOTAL MORTGAGE-RELATED SECURITIES
(Cost $44,512,793)				42,271,471

U.S. TREASURY OBLIGATIONS—6.8%
U.S. Treasury Notes—6.8%
U.S. Treasury Note
3.000%	09/30/2016		2,700,000	2,976,961
2.375%	08/31/2014		330,000	347,686
1.250%	02/15/2014	‡‡	288,000	293,962
1.000%	07/15/2013-
	08/31/2016		5,850,000	5,919,980
0.875%	11/30/2016		9,500,000	9,530,429
0.750%	09/15/2013		1,820,000	1,835,854
0.375%	06/30/2013		9,280,000	9,303,562
0.250%	10/31/2013	†	2,055,000	2,055,643
0.249%	11/30/2013	†	1,635,000	1,635,448
0.125%	09/30/2013		1,645,000	1,641,980

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $35,335,128)				35,541,505

GOVERNMENT RELATED OBLIGATIONS—7.5%
U.S. Government Agencies—3.2%
Federal Farm Credit Bank
1.375%	06/25/2013		1,830,000	1,860,543
Federal Home Loan Mortgage Corp.
0.625%	12/29/2014	†	7,800,000	7,800,047
0.550%	09/09/2013		5,000,000	4,995,970
National Credit Union Administration Guaranteed Notes, Series A2
1.400%	06/12/2015		1,770,000	1,792,992

				16,449,552

U.S. Government Agencies-U.S. Government Guaranteed Bank Debt—0.2%
Western Corporate Federal Credit Union
1.750%	11/02/2012		980,000	992,479

Non-U.S. Government Agencies—0.6%
IPIC Ltd. MTN (Cayman Islands)
3.125%	11/15/2015	^	500,000	501,250
Korea National Oil Corp. (Korea, Republic of)
2.875%	11/09/2015	^	1,160,000	1,163,134
Kreditanstalt fuer Wiederaufbau (Germany)
1.375%	01/13/2014		1,500,000	1,514,471

				3,178,855

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value

GOVERNMENT RELATED OBLIGATIONS—(Continued)
Sovereign Debt—1.7%
Irish Life & Permanent plc (Ireland)
3.600%	01/14/2013	^	$4,617,000	$4,084,087
Korea Finance Corp. (Korea, Republic of)
3.250%	09/20/2016		1,660,000	1,640,585
Panama Government International Bond (Panama)
9.375%	07/23/2012		500,000	522,000
7.250%	03/15/2015		785,000	908,637
Qatar Government International Bond (Qatar)
3.125%	01/20/2017	^	780,000	788,736
Republic of South Africa (South Africa)
7.375%	04/25/2012		1,000,000	1,018,800

				8,962,845

U.S. Municipal Bonds—1.3%
California General Obligation Bonds (California)
5.450%	04/01/2015		3,635,000	3,977,163
5.250%	04/01/2014		1,200,000	1,284,396
Kentucky Asset Liability Commission Revenue Bonds (Kentucky)
3.165%	04/01/2018		1,100,000	1,131,966
University of California Revenue Bonds (California)
1.988%	05/15/2050	#	460,000	468,027

				6,861,552

Non-U.S. Regional Authority Bonds—0.5%
Province of British Columbia (Canada)
2.650%	09/22/2021		700,000	715,196
Province of Manitoba (Canada)
1.375%	04/28/2014		1,500,000	1,525,413
Province of Ontario (Canada)
1.600%	09/21/2016		450,000	449,122

				2,689,731

TOTAL GOVERNMENT RELATED OBLIGATIONS
(Cost $38,966,401)				39,135,014

ASSET-BACKED SECURITIES—11.4%
Automobile—2.7%
Capital Auto Receivables Asset Trust Series 2008-1, Class A4B
1.628%	07/15/2014	#	1,974,866	1,980,871
Capital Auto Receivables Asset Trust Series 2007-4A, Class A4
5.300%	05/15/2014		202,712	204,462
Daimler Chrysler Auto Trust Series 2008-B, Class A4A
5.320%	11/10/2014		692,931	697,510
Daimler Chrysler Auto Trust Series 2007-A, Class A4
5.280%	03/08/2013		330,661	330,986
Ford Credit Auto Owner Trust Series 2009-A, Class A4
6.070%	05/15/2014		1,600,000	1,654,415
Harley-Davidson Motorcycle Trust Series 2008-1, Class A4
4.900%	12/15/2013		955,052	966,730

Coupon Rate	Maturity Date		Face	Value

Harley-Davidson Motorcycle Trust Series 2007-2, Class A4
5.120%	08/15/2013		$372,242	$374,479
Harley-Davidson Motorcycle Trust Series 2009-3, Class A4
2.540%	04/15/2017		2,000,000	2,017,338
Honda Auto Receivables Owner Trust Series 2011-1, Class A3
1.130%	10/15/2014		2,000,000	2,008,574
Honda Auto Receivables Owner Trust Series 2009-2, Class A4
4.430%	07/15/2015		1,175,000	1,197,482
Honda Auto Receivables Owner Trust Series 2009-2, Class A3
2.790%	01/15/2013		633,291	634,489
Hyundai Capital Auto Funding Ltd. (Cayman Islands) Series 2010-8A, Class A
1.285%	09/20/2016	#^	2,200,000	2,212,078

				14,279,414

Credit Card—8.1%
American Express Credit Account Master Trust Series 2008-5, Class A
1.078%	03/15/2016	#	4,550,000	4,602,865
American Express Credit Account Master Trust Series 2005-4, Class A
0.348%	01/15/2015	#	1,268,000	1,268,113
Capital One Multi-Asset Execution Trust Series 2006-A5, Class A5
0.338%	01/15/2016	#	6,750,000	6,739,085
Capital One Multi-Asset Execution Trust Series 2005-A10, Class A
0.358%	09/15/2015	#	2,095,000	2,092,435
Chase Issuance Trust Series 2007-A17, Class A
5.120%	10/15/2014	†	5,050,000	5,228,254
Citibank Credit Card Issuance Trust Series 2009-A5, Class A5
2.250%	12/23/2014		4,230,000	4,293,542
Citibank Credit Card Issuance Trust Series 2009-A2, Class A2
1.828%	05/15/2014	#	2,211,000	2,223,524
Discover Card Master Trust Series 2009-A2, Class A
1.578%	02/17/2015	#	2,200,000	2,216,961
Discover Card Master Trust Series 2009-A1, Class A1
1.578%	12/15/2014	#	5,383,000	5,415,080
GE Capital Credit Card Master Note Trust Series 2010-3, Class A
2.210%	06/15/2016		6,300,000	6,426,909
GE Capital Credit Card Master Note Trust Series 2007-4, Class A
0.328%	06/15/2015	#	1,886,000	1,884,841
Penarth Master Issuer plc (United Kingdom) Series 2011-1A, Class A1
0.935%	05/18/2015	#^	300,000	300,124

				42,691,733

Other—0.6%
CNH Equipment Trust Series 2011-A, Class A2
0.620%	06/16/2014		1,425,000	1,423,930

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value

ASSET-BACKED SECURITIES—(Continued)
MMAF Equipment Finance LLC Series 2011-AA, Class A3
1.270%	09/15/2015	^	$1,560,000	$1,559,876

				2,983,806

TOTAL ASSET-BACKED SECURITIES
(Cost $59,750,651)				59,954,953

			Shares	Value
MONEY MARKET FUNDS—7.7%
Institutional Money Market Funds—7.7%
Dreyfus Institutional Cash Advantage Fund, 0.06%		††¥	4,300,000	$4,300,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.23%			¥14,509,364	14,509,364
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.23%		††¥	4,435,756	4,435,756
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.17%		††¥	4,300,000	4,300,000
Short-Term Investments Trust Liquid Assets Portfolio, 0.16%		††¥	4,500,000	4,500,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.11%		††¥	4,300,000	4,300,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.08%		††¥	4,300,000	4,300,000

TOTAL MONEY MARKET FUNDS
(Cost $40,645,120)				40,645,120

TOTAL INVESTMENTS—104.3%
(Cost $548,641,112)				547,148,015
Other assets less liabilities—(4.3%)				(22,685,138)

NET ASSETS—100.0%				$524,462,877

Notes to the Schedule of Investments:

EUR	European Monetary Unit
GBP	British Pound Sterling
MTN	Medium Term Note
REIT	Real Estate Investment Trust
#	Rate is subject to change. Rate shown reflects current rate.
^	Securities are not registered under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, generally to qualified institutional buyers under Securities Act Rule 144A. Such securities are considered illiquid unless deemed liquid by a subadviser under the liquidity procedures adopted by the Board of Directors. The total market value of 144A securities was $69,303,643, which represented 13.2% of Net Assets. The illiquid 144A securities represented 6.7% of Net Assets, and 51.0% of total 144A securities held.
†	Denotes all or a portion of the security on loan.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2011

Vantagepoint Inflation Protected Securities Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—4.7%
Capital Markets—0.7%
Bear Stearns Cos. LLC (The), Series CPI MTN
5.670%	03/10/2014	#	$380,000	$385,358
Morgan Stanley MTN
2.953%	05/14/2013	#	4,000,000	3,842,408

				4,227,766

Commercial Banks—1.6%
Barclays Bank plc MTN (United Kingdom)
0.740%	09/11/2017	#	1,500,000	1,316,355
Barclays Bank plc, Series E MTN (United Kingdom)
0.746%	03/23/2017	#	3,600,000	3,294,198
BNP Paribas/BNP Paribas LLC MTN (France)
5.340%	03/23/2012	#	2,000,000	2,015,060
JPMorgan Chase Bank NA
0.872%	06/13/2016	#	2,100,000	1,881,464
Royal Bank of Scotland plc (The) (United Kingdom)
4.875%	03/16/2015	†	600,000	574,126

				9,081,203

Consumer Finance—1.3%
HSBC Finance Corp.
0.653%	01/15/2014	#†	4,900,000	4,516,100
SLM Corp. MTN
6.250%	01/25/2016		2,400,000	2,336,002
5.050%	11/14/2014		500,000	493,473
SLM Corp., Series CPI MTN
6.118%	03/15/2013	#	120,000	118,552

				7,464,127

Diversified Financial Services—0.8%
Bank of America Corp., Series K MTN
0.876%	09/15/2014	#	2,000,000	1,719,586
Citigroup, Inc.
2.453%	08/13/2013	#	700,000	687,391
Lloyds TSB Bank plc (United Kingdom)
2.766%	01/24/2014	#	2,500,000	2,366,312

				4,773,289

Energy Equipment & Services—0.1%
Transocean, Inc. (Cayman Islands)
4.950%	11/15/2015		500,000	511,020

Thrifts & Mortgage Finance—0.2%
Countrywide Financial Corp. MTN
5.800%	06/07/2012	†	1,300,000	1,302,870

TOTAL CORPORATE OBLIGATIONS
(Cost $28,691,956)				27,360,275

U.S. TREASURY OBLIGATIONS—87.3%
U.S. Treasury Bills—1.6%
U.S. Treasury Bill
0.106%	12/13/2012	†	3,200,000	3,196,784
0.058%	06/28/2012		3,600,000	3,598,981
0.040%	06/07/2012	†	2,500,000	2,499,540

				9,295,305

Coupon Rate	Maturity Date		Face	Value

U.S. Treasury Bonds—0.3%
U.S. Treasury Bond
3.750%	08/15/2041	†	$1,572,500	$1,849,653

U.S. Treasury Inflation Protected Securities Bonds—38.0%
U.S. Treasury Bond
3.875%	04/15/2029		14,315,000	30,777,292
3.625%	04/15/2028		13,300,000	27,707,106
3.375%	04/15/2032		449,100	883,975
2.500%	01/15/2029		11,600,000	16,347,627
2.375%	01/15/2025-
	01/15/2027		34,852,400	52,629,067
2.125%	02/15/2041		21,940,300	30,697,051
2.125%	02/15/2040	‡‡	12,009,800	16,914,706
2.000%	01/15/2026		17,705,000	24,852,628
1.750%	01/15/2028		16,470,000	21,428,874

				222,238,326

U.S. Treasury Inflation Protected Securities Notes—45.8%
U.S. Treasury Note
3.000%	07/15/2012		4,850,000	6,242,588
2.625%	07/15/2017		21,335,000	27,760,019
2.500%	07/15/2016		9,719,800	12,610,399
2.375%	01/15/2017		11,315,300	14,754,927
2.125%	01/15/2019		3,107,600	3,898,898
2.000%	04/15/2012-
	01/15/2016		24,071,100	29,737,912
1.875%	07/15/2013-
	07/15/2019		36,221,900	46,396,467
1.625%	01/15/2015-
	01/15/2018		3,690,000	4,584,230
1.375%	07/15/2018-
	01/15/2020		10,009,800	11,940,303
1.250%	04/15/2014-
	07/15/2020		15,120,000	17,346,687
1.125%	01/15/2021		2,970,000	3,431,256
0.625%	04/15/2013-
	07/15/2021		37,834,500	40,784,601
0.500%	04/15/2015		16,356,700	17,891,883
0.125%	04/15/2016		28,078,500	30,044,466

				267,424,636

U.S. Treasury Notes—1.6%
U.S. Treasury Note
3.625%	02/15/2021	‡‡	8,150,000	9,463,552

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $468,396,645)				510,271,472

GOVERNMENT RELATED OBLIGATIONS—0.5%
Non-U.S. Government Agencies—0.4%
Export-Import Bank of Korea (Korea, Republic of)
4.000%	01/29/2021	†	1,200,000	1,164,031
Petrobras International Finance Co. (Cayman Islands)
3.875%	01/27/2016		1,200,000	1,242,254

				2,406,285

Supranational—0.1%
International Bank for Reconstruction & Development, Series CPI
5.416%	12/10/2013	#	275,000	281,204

TOTAL GOVERNMENT RELATED OBLIGATIONS
(Cost $2,660,855)				2,687,489

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Inflation Protected Securities Fund

Coupon Rate	Maturity Date		Face	Value

ASSET-BACKED SECURITIES—1.3%
Home Equity—0.3%
Argent Securities, Inc. Series 2005-W2, Class A2B1
0.494%	10/25/2035	#	$242,819	$220,013
First Franklin Mortgage Loan Asset Backed Certificates Series 2005-FF11, Class A2D
0.634%	11/25/2035	#	1,568,651	1,300,324
Saxon Asset Securities Trust Series 2003-1, Class AF7
4.034%	06/25/2033		135,474	123,863

				1,644,200

Manufactured Housing—0.2%
Conseco Finance Securitizations Corp. Series 2002-1, Class A
6.681%	12/01/2033	#	1,024,022	1,082,506

Other—0.1%
Park Place Securities, Inc. Series 2004-WWF1, Class M2
0.974%	12/25/2034	#	301,827	287,148

Student Loan—0.7%
Illinois Student Assistance Commission Series 2010-1, Class A1
0.898%	04/25/2017	#	2,023,558	2,012,024
North Carolina State Education Assistance Authority Series 2011-2, Class A1
0.868%	10/26/2020	#	548,024	544,391
South Carolina Student Loan Corp. Series 2010-1, Class A1
0.872%	01/25/2021	#	1,786,318	1,767,972

				4,324,387

TOTAL ASSET-BACKED SECURITIES
(Cost $7,382,594)				7,338,241

PURCHASED OPTIONS—0.0%

			Notional	Value
Put—U.S. 1 Year Swaption, Expires 11/19/2012, Strike 2.00%			3,400,000	1,473
Put—U.S. 30 Year Swaption, Expires 09/24/2012, Strike 3.75%			1,600,000	23,911

TOTAL PURCHASED OPTIONS
(Cost $61,744)				25,384

Coupon Rate	Maturity Date		Face	Value
CERTIFICATES OF DEPOSIT—0.6%
Commercial Banks—0.6%
Abbey National Treasury Services plc (United Kingdom)
1.916%	06/10/2013
(Cost $3,800,000)			3,800,000	3,795,018

Coupon Rate	Maturity Date		Shares	Value

MONEY MARKET FUNDS—7.0%
Institutional Money Market Funds—7.0%
Dreyfus Institutional Cash Advantage Fund, 0.06%		††¥	$2,100,000	$2,100,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.23%			¥28,082,733	28,082,733
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.23%		††¥	2,485,716	2,485,716
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.17%		††¥	2,100,000	2,100,000
Short-Term Investments Trust Liquid Assets Portfolio, 0.16%		††¥	2,100,000	2,100,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.11%		††¥	2,100,000	2,100,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.08%		††¥	2,100,000	2,100,000

TOTAL MONEY MARKET FUNDS
(Cost $41,068,449)				41,068,449

TOTAL INVESTMENTS—101.4%
(Cost $552,062,243)				592,546,328
Other assets less liabilities—(1.4%)				(8,354,835)

NET ASSETS—100.0%				$584,191,493

Notes to the Schedule of Investments:

MTN	Medium Term Note
#	Rate is subject to change. Rate shown reflects current rate.
†	Denotes all or a portion of the security on loan.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2011

Vantagepoint Equity Income Fund		Shares	Value

COMMON STOCKS—95.7%
Aerospace & Defense—2.4%
Boeing Co. (The)		76,000	$5,574,600
Exelis, Inc.		73,800	667,890
Honeywell International, Inc.		393,200	21,370,420
L-3 Communications Holdings, Inc.		60,200	4,014,136
Lockheed Martin Corp.		40,800	3,300,720
Raytheon Co.		187,900	9,090,602

			44,018,368

Air Freight & Logistics—2.1%
FedEx Corp.		393,600	32,869,536
United Parcel Service, Inc., Class B		86,100	6,301,659

			39,171,195

Automobiles—0.2%
General Motors Co.	*	68,800	1,394,576
Harley-Davidson, Inc.		75,400	2,930,798

			4,325,374

Beverages—0.7%
Beam, Inc.		101,900	5,220,337
Molson Coors Brewing Co., Class B		55,300	2,407,762
PepsiCo, Inc.		85,000	5,639,750

			13,267,849

Biotechnology—0.3%
Amgen, Inc.		81,100	5,207,431

Building Products—0.3%
Fortune Brands Home & Security, Inc.	*	99,500	1,694,485
Masco Corp.		212,500	2,227,000
USG Corp.	*†	85,900	872,744

			4,794,229

Capital Markets—3.1%
Bank of New York Mellon Corp. (The)		1,581,500	31,487,665
Legg Mason, Inc.		161,100	3,874,455
Morgan Stanley		105,500	1,596,215
Northern Trust Corp.		130,200	5,163,732
Och-Ziff Capital Management Group LLC, Class A		38,300	322,103
State Street Corp.		333,500	13,443,385

			55,887,555

Chemicals—0.7%
E.I. Du Pont de Nemours & Co.		65,446	2,996,118
International Flavors & Fragrances, Inc.		57,000	2,987,940
Monsanto Co.		90,000	6,306,300

			12,290,358

Commercial Banks—3.2%
PNC Financial Services Group, Inc.		345,600	19,930,752
Regions Financial Corp.		319,100	1,372,130

		Shares	Value

SunTrust Banks, Inc.		206,200	$3,649,740
U.S. Bancorp		347,400	9,397,170
Wells Fargo & Co.		846,700	23,335,052

			57,684,844

Commercial Services & Supplies—0.1%
Avery Dennison Corp.		77,600	2,225,568

Communications Equipment—0.6%
Cisco Systems, Inc.		284,600	5,145,568
Harris Corp.		150,100	5,409,604

			10,555,172

Computers & Peripherals—3.5%
Dell, Inc.	*	3,512,500	51,387,875
Hewlett-Packard Co.		490,300	12,630,128

			64,018,003

Construction Materials—3.2%
Cemex SAB de CV ADR (Mexico)	*†	2,314,539	12,475,365
Martin Marietta Materials, Inc.	†	221,000	16,665,610
Vulcan Materials Co.	†	719,800	28,324,130

			57,465,105

Consumer Finance—3.0%
American Express Co.		582,400	27,471,808
Capital One Financial Corp.		336,000	14,209,440
SLM Corp.		926,700	12,417,780

			54,099,028

Distributors—0.2%
Genuine Parts Co.		57,052	3,491,582

Diversified Consumer Services—0.1%
H&R Block, Inc.		77,300	1,262,309

Diversified Financial Services—2.6%
Bank of America Corp.		1,744,106	9,697,229
Citigroup, Inc.		388,199	10,213,516
JPMorgan Chase & Co.		725,300	24,116,225
NYSE Euronext		110,200	2,876,220

			46,903,190

Diversified Telecommunication Services—5.8%
AT&T, Inc.		782,542	23,664,070
CenturyLink, Inc.		103,490	3,849,828
Level 3 Communications, Inc.	*	1,097,599	18,648,207
Telefonica SA (Spain)		142,134	2,448,707
tw telecom inc.	*	1,783,991	34,573,745
Verizon Communications, Inc.		554,841	22,260,221

			105,444,778

Electric Utilities—2.3%
Duke Energy Corp.		176,800	3,889,600
Entergy Corp.		240,600	17,575,830
Exelon Corp.		164,800	7,147,376
FirstEnergy Corp.		64,100	2,839,630
Pinnacle West Capital Corp.		69,400	3,343,692
PPL Corp.		89,100	2,621,322

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Equity Income Fund		Shares	Value

COMMON STOCKS—(Continued)
Progress Energy, Inc.		91,800	$5,142,636

			42,560,086

Electrical Equipment—1.1%
Cooper Industries plc	†	103,000	5,577,450
Emerson Electric Co.		312,400	14,554,716

			20,132,166

Electronic Equipment, Instruments & Components—0.4%
Corning, Inc.		558,600	7,250,628

Energy Equipment & Services—0.5%
Diamond Offshore Drilling, Inc.	†	80,000	4,420,800
Schlumberger Ltd.		79,600	5,437,476

			9,858,276

Food & Staples Retailing—0.9%
Walgreen Co.		470,900	15,567,954

Food Products—0.9%
Archer-Daniels-Midland Co.		164,700	4,710,420
Campbell Soup Co.		111,800	3,716,232
ConAgra Foods, Inc.		153,900	4,062,960
Hershey Co. (The)		10,600	654,868
McCormick & Co., Inc.		52,600	2,652,092

			15,796,572

Health Care Equipment & Supplies—1.5%
Baxter International, Inc.		214,900	10,633,252
Medtronic, Inc.		417,900	15,984,675

			26,617,927

Health Care Providers & Services—2.1%
Quest Diagnostics, Inc.		63,700	3,698,422
UnitedHealth Group, Inc.		342,000	17,332,560
WellPoint, Inc.	†	254,600	16,867,250

			37,898,232

Hotels, Restaurants & Leisure—2.5%
Carnival Corp.		322,100	10,513,344
Intercontinental Hotels Group plc ADR (United Kingdom)	†	673,000	12,107,270
Marriott International, Inc., Class A		82,988	2,420,760
Yum! Brands, Inc.		350,000	20,653,500

			45,694,874

Household Durables—0.3%
Whirlpool Corp.		98,500	4,673,825

Household Products—0.7%
Clorox Co. (The)		91,100	6,063,616
Kimberly-Clark Corp.		100,659	7,404,476

			13,468,092

Industrial Conglomerates—3.7%
3M Co.		104,000	8,499,920
General Electric Co.		1,418,400	25,403,544

		Shares	Value

Koninklijke Philips Electronics NV NYRS (Netherlands)		1,599,000	$33,499,050

			67,402,514

Insurance—8.9%
Allstate Corp. (The)		431,100	11,816,451
Aon Corp.		721,141	33,749,398
Chubb Corp. (The)		42,800	2,962,616
Fairfax Financial Holdings Ltd. (Canada)	†	93,600	40,360,320
Lincoln National Corp.		143,990	2,796,286
Loews Corp.		772,200	29,073,330
Marsh & McLennan Cos., Inc.		222,200	7,025,964
Sun Life Financial, Inc. (Canada)		110,500	2,046,460
Travelers Cos., Inc. (The)		554,000	32,780,180

			162,611,005

Internet & Catalog Retail—1.3%
Liberty Interactive Corp., Series A	*	1,462,500	23,714,437

Internet Software & Services—0.1%
Yahoo! Inc.	*	78,000	1,258,140

IT Services—1.2%
Computer Sciences Corp.		171,600	4,066,920
International Business Machines Corp.		98,600	18,130,568

			22,197,488

Leisure Equipment & Products—0.3%
Mattel, Inc.		200,200	5,557,552

Life Sciences Tools & Services—0.3%
Thermo Fisher Scientific, Inc.	*	120,900	5,436,873

Machinery—2.4%
Illinois Tool Works, Inc.		471,700	22,033,107
Ingersoll-Rand plc (Ireland)		91,000	2,772,770
ITT Corp.		36,900	713,277
Stanley Black & Decker, Inc.		251,200	16,981,120
Xylem, Inc.		73,800	1,895,922

			44,396,196

Media—5.2%
Cablevision Systems Corp., Class A		162,400	2,309,328
Comcast Corp., Class A		153,500	3,639,485
DIRECTV, Class A	*	674,000	28,820,240
Madison Square Garden Co. (The), Class A	*	60,400	1,729,856
McGraw-Hill Cos., Inc. (The)		128,600	5,783,142
New York Times Co. (The), Class A	*†	183,800	1,420,774
Time Warner, Inc.		242,733	8,772,371
Walt Disney Co. (The)		1,082,200	40,582,500
WPP plc (Ireland)		162,700	1,706,276

			94,763,972

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Equity Income Fund		Shares	Value

COMMON STOCKS—(Continued)
Metals & Mining—0.3%
Nucor Corp.		159,500	$6,311,415

Multiline Retail—0.7%
Kohl’s Corp.		68,300	3,370,605
Macy’s, Inc.		105,700	3,401,426
Target Corp.		111,000	5,685,420

			12,457,451

Multi-Utilities—1.3%
Dominion Resources, Inc.		208,600	11,072,488
NiSource, Inc.	†	284,100	6,764,421
TECO Energy, Inc.		68,800	1,316,832
Xcel Energy, Inc.		163,400	4,516,376

			23,670,117

Oil, Gas & Consumable Fuels—10.9%
Anadarko Petroleum Corp.		91,500	6,984,195
BP plc ADR (United Kingdom)		375,398	16,044,511
Chesapeake Energy Corp.		1,961,000	43,710,690
Chevron Corp.		233,058	24,797,371
ConocoPhillips		325,400	23,711,898
Exxon Mobil Corp.		172,060	14,583,806
Marathon Oil Corp.		568,800	16,648,776
Murphy Oil Corp.		134,000	7,469,160
Occidental Petroleum Corp.		220,400	20,651,480
Royal Dutch Shell plc ADR (Netherlands)		165,081	12,065,770
Spectra Energy Corp.	†	347,212	10,676,769

			197,344,426

Paper & Forest Products—0.6%
International Paper Co.		246,600	7,299,360
MeadWestvaco Corp.		116,000	3,474,200

			10,773,560

Personal Products—0.2%
Avon Products, Inc.		244,100	4,264,427

Pharmaceuticals—5.4%
Abbott Laboratories		300,000	16,869,000
Bristol-Myers Squibb Co.		414,000	14,589,360
Johnson & Johnson		396,200	25,982,796
Merck & Co., Inc.		188,000	7,087,600
Pfizer, Inc.		1,129,787	24,448,591
Teva Pharmaceutical Industries Ltd. ADR (Israel)		209,300	8,447,348

			97,424,695

Real Estate Investment Trusts (REITs)—0.1%
Weyerhaeuser Co. REIT		137,437	2,565,949

Road & Rail—0.1%
Canadian Pacific Railway Ltd. (Canada)	†	21,700	1,468,439

Semiconductors & Semiconductor Equipment—2.1%
Analog Devices, Inc.		120,500	4,311,490
Applied Materials, Inc.		784,700	8,404,137
First Solar, Inc.	*†	14,200	479,392

		Shares	Value

Intel Corp.		499,600	$12,115,300
Texas Instruments, Inc.		450,100	13,102,411

			38,412,730

Software—1.4%
Microsoft Corp.		977,900	25,386,284

Specialty Retail—1.4%
Home Depot, Inc. (The)		522,700	21,974,308
Staples, Inc.		276,700	3,843,363
Tiffany & Co.		7,300	483,698

			26,301,369

Tobacco—1.7%
Altria Group, Inc.		243,300	7,213,845
Imperial Tobacco Group plc ADR (United Kingdom)		106,900	8,053,846
Philip Morris International, Inc.		197,300	15,484,104

			30,751,795

Wireless Telecommunication Services—0.8%
Vodafone Group plc (United Kingdom)		880,800	2,455,765
Vodafone Group plc ADR (United Kingdom)	†	422,700	11,848,281

			14,304,046

TOTAL COMMON STOCKS
(Cost $1,647,970,217)			1,740,405,450

CONVERTIBLE PREFERRED STOCKS—0.2%
Automobiles—0.2%
General Motors Co., Series B 4.750%
(Cost $4,555,012)		91,200	3,123,600

MONEY MARKET FUNDS—9.9%
Institutional Money Market Funds—9.9%
Dreyfus Institutional Cash Advantage Fund, 0.06%	††¥	17,500,000	17,500,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.23%		¥73,199,873	73,199,873
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.23%	††¥	18,821,976	18,821,976
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.17%	††¥	17,500,000	17,500,000

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Equity Income Fund		Shares	Value

MONEY MARKET FUNDS—(Continued)
Short-Term Investments Trust Liquid Assets Portfolio, 0.16%	††¥	17,500,000	$17,500,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.11%	††¥	17,500,000	17,500,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.08%	††¥	17,500,000	17,500,000

TOTAL MONEY MARKET FUNDS
(Cost $179,521,849)			179,521,849

TOTAL INVESTMENTS—105.8%
(Cost $1,832,047,078)			1,923,050,899
Other assets less liabilities—(5.8%)			(105,493,609)

NET ASSETS—100.0%			$1,817,557,290

Notes to the Schedule of Investments:

ADR	American Depositary Receipt
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2011

Vantagepoint Growth & Income Fund		Shares	Value

COMMON STOCKS—97.4%
Aerospace & Defense—1.0%
Boeing Co. (The)		32,200	$2,361,870
Honeywell International, Inc.		33,800	1,837,030
Precision Castparts Corp.		28,800	4,745,952
United Technologies Corp.		37,600	2,748,184

			11,693,036

Air Freight & Logistics—2.0%
C.H. Robinson Worldwide, Inc.		400	27,912
Expeditors International of Washington, Inc.		28,900	1,183,744
FedEx Corp.		53,300	4,451,083
United Parcel Service, Inc., Class B		238,775	17,475,942

			23,138,681

Auto Components—0.7%
Goodyear Tire & Rubber Co. (The)	*	414,100	5,867,797
Johnson Controls, Inc.		54,100	1,691,166

			7,558,963

Automobiles—0.3%
General Motors Co.	*	186,700	3,784,409

Beverages—1.8%
Anheuser-Busch InBev NV ADR (Belgium)		121,460	7,407,845
Coca-Cola Co. (The)		400	27,988
Diageo plc ADR (United Kingdom)		151,175	13,215,719
Hansen Natural Corp.	*	6,000	552,840

			21,204,392

Biotechnology—1.5%
Alexion Pharmaceuticals, Inc.	*	15,700	1,122,550
Amgen, Inc.		147,100	9,445,291
Biogen Idec, Inc.	*	25,800	2,839,290
Celgene Corp.	*	57,200	3,866,720
Gilead Sciences, Inc.	*	3,200	130,976

			17,404,827

Capital Markets—4.2%
Ameriprise Financial, Inc.		25,700	1,275,748
Bank of New York Mellon Corp. (The)		756,000	15,051,960
BlackRock, Inc.		41,000	7,307,840
Charles Schwab Corp. (The)		2,700	30,402
Credit Suisse Group AG ADR (Switzerland)	†	207,000	4,860,360
Franklin Resources, Inc.		48,500	4,658,910
Goldman Sachs Group, Inc. (The)		57,700	5,217,811
Invesco Ltd.		435,500	8,749,195
Northern Trust Corp.		17,100	678,186
State Street Corp.		29,300	1,181,083
TD Ameritrade Holding Corp.		14,300	223,795

			49,235,290

Chemicals—2.9%
Air Products & Chemicals, Inc.		13,700	1,167,103
CF Industries Holdings, Inc.		13,500	1,957,230

		Shares	Value

Dow Chemical Co. (The)		256,700	$7,382,692
Ecolab, Inc.	†	5,900	341,079
Monsanto Co.		149,600	10,482,472
Mosaic Co. (The)		115,000	5,799,450
Potash Corp. of Saskatchewan, Inc. (Canada)		2,800	115,584
Praxair, Inc.		63,400	6,777,460
Sherwin-Williams Co. (The)		2,000	178,540

			34,201,610

Commercial Banks—4.6%
BB&T Corp.		358,100	9,013,377
Comerica, Inc.		490,150	12,645,870
PNC Financial Services Group, Inc.		203,900	11,758,913
U.S. Bancorp		65,200	1,763,660
Wells Fargo & Co.		642,500	17,707,300

			52,889,120

Commercial Services & Supplies—1.0%
Cintas Corp.		321,500	11,191,415

Communications Equipment—1.4%
Cisco Systems, Inc.		455,400	8,233,632
Juniper Networks, Inc.	*	82,800	1,689,948
QUALCOMM, Inc.		121,600	6,651,520

			16,575,100

Computers & Peripherals—3.2%
Apple, Inc.	*	74,400	30,132,000
EMC Corp.	*	121,200	2,610,648
Hewlett-Packard Co.		181,900	4,685,744

			37,428,392

Consumer Finance—1.3%
American Express Co.		323,000	15,235,910

Containers & Packaging—0.4%
Rexam plc ADR (United Kingdom)	†	181,600	4,948,600

Diversified Consumer Services—0.0%
Weight Watchers International, Inc.	†	3,700	203,537

Diversified Financial Services—2.3%
Bank of America Corp.		1,290,800	7,176,848
CME Group, Inc.		600	146,202
IntercontinentalExchange, Inc.	*	18,400	2,218,120
JPMorgan Chase & Co.		513,908	17,087,441

			26,628,611

Diversified Telecommunication Services—0.9%
AT&T, Inc.		363,606	10,995,445

Electric Utilities—1.2%
Edison International		144,700	5,990,580
Entergy Corp.		79,000	5,770,950
PPL Corp.		77,600	2,282,992

			14,044,522

Electrical Equipment—0.1%
Emerson Electric Co.		13,100	610,329
Roper Industries, Inc.		10,600	920,822

			1,531,151

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Growth & Income Fund		Shares	Value

COMMON STOCKS—(Continued)
Electronic Equipment, Instruments & Components—1.2%
TE Connectivity Ltd. (Switzerland)		438,375	$13,506,334

Energy Equipment & Services—2.8%
Baker Hughes, Inc.		146,500	7,125,760
Cameron International Corp.	*	43,000	2,115,170
FMC Technologies, Inc.	*†	31,300	1,634,799
Halliburton Co.		5,000	172,550
Noble Corp. (Switzerland)	*	230,800	6,974,776
Schlumberger Ltd.		212,975	14,548,322

			32,571,377

Food & Staples Retailing—3.5%
Costco Wholesale Corp.		100	8,332
Sysco Corp.		664,175	19,480,253
Wal-Mart Stores, Inc.		322,075	19,247,202
Whole Foods Market, Inc.		23,400	1,628,172

			40,363,959

Food Products—2.3%
Archer-Daniels-Midland Co.		183,100	5,236,660
General Mills, Inc.		144,900	5,855,409
Nestle SA ADR (Switzerland)	†	270,850	15,630,754

			26,722,823

Health Care Equipment & Supplies—2.2%
Baxter International, Inc.		131,500	6,506,620
Covidien plc (Ireland)		397,200	17,877,972
Edwards Lifesciences Corp.	*	1,400	98,980
Intuitive Surgical, Inc.	*	100	46,301
Stryker Corp.	†	29,700	1,476,387

			26,006,260

Health Care Providers & Services—2.7%
AmerisourceBergen Corp.		373,550	13,892,325
Cardinal Health, Inc.		52,400	2,127,964
Express Scripts, Inc.	*	69,400	3,101,486
McKesson Corp.		67,500	5,258,925
UnitedHealth Group, Inc.		132,900	6,735,372

			31,116,072

Health Care Technology—0.0%
Cerner Corp.	*	100	6,125

Hotels, Restaurants & Leisure—2.0%
Carnival Corp.		72,000	2,350,080
Chipotle Mexican Grill, Inc.	*	5,300	1,790,022
Las Vegas Sands Corp.	*	74,200	3,170,566
Marriott International, Inc., Class A		84,471	2,464,019
McDonald’s Corp.		30,200	3,029,966
Starbucks Corp.		133,600	6,146,936
Starwood Hotels & Resorts Worldwide, Inc.		50,100	2,403,297
Wynn Resorts Ltd.		5,900	651,891
Yum! Brands, Inc.		29,800	1,758,498

			23,765,275

Household Durables—0.5%
Newell Rubbermaid, Inc.		353,900	5,715,485

		Shares	Value

Household Products—1.3%
Kimberly-Clark Corp.		209,000	$15,374,040
Procter & Gamble Co. (The)		1,175	78,384

			15,452,424

Industrial Conglomerates—5.2%
3M Co.		259,925	21,243,670
Danaher Corp.		199,200	9,370,368
General Electric Co.		865,900	15,508,269
Koninklijke Philips Electronics NV NYRS (Netherlands)		297,800	6,238,910
Tyco International Ltd. (Switzerland)		185,400	8,660,034

			61,021,251

Insurance—4.3%
ACE Ltd. (Switzerland)		87,500	6,135,500
Berkshire Hathaway, Inc., Class B	*	207,800	15,855,140
Marsh & McLennan Cos., Inc.		230,100	7,275,762
Principal Financial Group, Inc.		194,200	4,777,320
Prudential Financial, Inc.		26,300	1,318,156
Unum Group		172,600	3,636,682
Willis Group Holdings plc (United Kingdom)		273,550	10,613,740

			49,612,300

Internet & Catalog Retail—1.6%
Amazon.com, Inc.	*	61,900	10,714,890
Groupon, Inc., Class A	*†	23,600	486,868
Liberty Interactive Corp., Series A	*	68,400	1,109,106
priceline.com, Inc.	*	13,600	6,360,856

			18,671,720

Internet Software & Services—3.1%
Baidu, Inc. ADR (China)	*	55,500	6,464,085
eBay, Inc.	*	97,500	2,957,175
Google, Inc., Class A	*	36,700	23,704,530
LinkedIn Corp., Class A	*	4,900	308,749
Tencent Holdings Ltd. (China)		123,100	2,464,877

			35,899,416

IT Services—3.6%
Accenture plc, Class A (Ireland)		309,300	16,464,039
Automatic Data Processing, Inc.		230,350	12,441,203
Fiserv, Inc.	*	3,400	199,716
International Business Machines Corp.		2,500	459,700
Mastercard, Inc., Class A		21,200	7,903,784
Visa, Inc., Class A		39,700	4,030,741
Western Union Co. (The)		100	1,826

			41,501,009

Leisure Equipment & Products—0.0%
Mattel, Inc.		100	2,776

Life Sciences Tools & Services—0.1%
Thermo Fisher Scientific, Inc.	*	15,900	715,023

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Growth & Income Fund		Shares	Value

COMMON STOCKS—(Continued)
Machinery—3.1%
Caterpillar, Inc.		10,500	$951,300
Cummins, Inc.		4,500	396,090
Deere & Co.		3,400	262,990
Illinois Tool Works, Inc.		257,400	12,023,154
Ingersoll-Rand plc (Ireland)		489,675	14,920,397
Joy Global, Inc.		16,000	1,199,520
Stanley Black & Decker, Inc.		90,600	6,124,560

			35,878,011

Media—3.9%
CBS Corp., Class B		202,100	5,484,994
Comcast Corp., Class A		300,100	7,115,371
Discovery Communications, Inc., Class C	*	51,750	1,950,975
Omnicom Group, Inc.		328,900	14,662,362
Time Warner, Inc.		402,433	14,543,929
Walt Disney Co. (The)		40,900	1,533,750

			45,291,381

Metals & Mining—0.8%
Barrick Gold Corp. (Canada)		91,200	4,126,800
Freeport-McMoRan Copper & Gold, Inc.		100	3,679
Steel Dynamics, Inc.		394,200	5,183,730

			9,314,209

Multiline Retail—0.9%
Dollar Tree, Inc.	*	2,050	170,376
Kohl’s Corp.		104,500	5,157,075
Nordstrom, Inc.		94,900	4,717,479

			10,044,930

Oil, Gas & Consumable Fuels—8.1%
Chevron Corp.		213,300	22,695,120
Concho Resources, Inc.	*	22,000	2,062,500
Devon Energy Corp.		248,700	15,419,400
EOG Resources, Inc.		86,490	8,520,130
EQT Corp.		19,500	1,068,405
Exxon Mobil Corp.		100	8,476
Marathon Oil Corp.		297,200	8,699,044
Occidental Petroleum Corp.		107,400	10,063,380
Peabody Energy Corp.		38,500	1,274,735
Petroleo Brasileiro SA ADR (Brazil)		284,400	7,067,340
Pioneer Natural Resources Co.		7,900	706,892
Range Resources Corp.		21,300	1,319,322
Royal Dutch Shell plc ADR (Netherlands)		145,200	10,612,668
Southwestern Energy Co.	*	132,300	4,225,662

			93,743,074

Pharmaceuticals—3.8%
Allergan, Inc.		28,300	2,483,042
GlaxoSmithKline plc ADR (United Kingdom)		328,500	14,989,455
Merck & Co., Inc.		227,240	8,566,948
Pfizer, Inc.		448,600	9,707,704
Shire plc ADR (Ireland)		600	62,340
Teva Pharmaceutical Industries Ltd. ADR (Israel)		195,200	7,878,272

			43,687,761

		Shares	Value

Real Estate Management & Development—0.0%
CBRE Group, Inc.	*	4,000	$60,880

Road & Rail—0.5%
Kansas City Southern	*	9,700	659,697
Union Pacific Corp.		44,200	4,682,548

			5,342,245

Semiconductors & Semiconductor Equipment—2.4%
Altera Corp.		18,300	678,930
Broadcom Corp., Class A	*	101,700	2,985,912
Freescale Semiconductor Holdings I Ltd.	*†	195,600	2,474,340
Intel Corp.		326,700	7,922,475
Maxim Integrated Products, Inc.		217,800	5,671,512
Xilinx, Inc.		252,100	8,082,326

			27,815,495

Software—1.7%
Autodesk, Inc.	*	35,700	1,082,781
Intuit, Inc.		13,800	725,742
Microsoft Corp.		677,450	17,586,602
Salesforce.com, Inc.	*	4,300	436,278

			19,831,403

Specialty Retail—2.4%
Bed Bath & Beyond, Inc.	*	30,900	1,791,273
Home Depot, Inc. (The)		8,300	348,932
Limited Brands, Inc.		6,500	262,275
Lowe’s Cos., Inc.		264,000	6,700,320
O’Reilly Automotive, Inc.	*	33,000	2,638,350
Staples, Inc.		1,127,025	15,654,377
Tiffany & Co.		8,300	549,958

			27,945,485

Textiles, Apparel & Luxury Goods—0.8%
Coach, Inc.		26,300	1,605,352
Fossil, Inc.	*	19,200	1,523,712
NIKE, Inc., Class B		34,200	3,295,854
Ralph Lauren Corp.		20,500	2,830,640

			9,255,558

Tobacco—0.7%
Imperial Tobacco Group plc ADR (United Kingdom)		106,900	8,053,846

Trading Companies & Distributors—0.6%
Fastenal Co.	†	101,100	4,408,971
W.W. Grainger, Inc.		11,800	2,208,842

			6,617,813

Wireless Telecommunication Services—0.5%
American Tower Corp., Class A		104,700	6,283,047

TOTAL COMMON STOCKS
(Cost $1,015,300,752)			1,131,707,778

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Growth & Income Fund		Shares	Value

MONEY MARKET FUNDS—4.3%
Institutional Money Market Funds—4.3%
Dreyfus Institutional Cash Advantage Fund, 0.06%	††¥	3,600,000	$3,600,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.23%		¥30,706,080	30,706,080
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.23%	††¥	1,398,507	1,398,507
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.17%	††¥	3,600,000	3,600,000
Short-Term Investments Trust Liquid Assets Portfolio, 0.16%	††¥	3,600,000	3,600,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.11%	††¥	3,600,000	3,600,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.08%	††¥	3,600,000	3,600,000

TOTAL MONEY MARKET FUNDS
(Cost $50,104,587)			50,104,587

TOTAL INVESTMENTS—101.7%
(Cost $1,065,405,339)			1,181,812,365
Other assets less liabilities—(1.7%)			(19,330,317)

NET ASSETS—100.0%			$1,162,482,048

Notes to the Schedule of Investments:

ADR	American Depositary Receipt
NYRS	New York Registry Shares
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2011

Vantagepoint Growth Fund		Shares	Value

COMMON STOCKS—95.2%
Aerospace & Defense—1.3%
Exelis, Inc.		104,290	$943,825
Precision Castparts Corp.		55,775	9,191,162
United Technologies Corp.		173,660	12,692,809

			22,827,796

Air Freight & Logistics—0.6%
Expeditors International of Washington, Inc.		69,900	2,863,104
FedEx Corp.		85,300	7,123,403

			9,986,507

Airlines—0.3%
Southwest Airlines Co.		516,800	4,423,808

Automobiles—0.8%
Ford Motor Co.	*	1,339,042	14,408,092

Beverages—4.0%
Anheuser-Busch InBev NV ADR (Belgium)		103,210	6,294,778
Coca-Cola Co. (The)		397,000	27,778,090
Diageo plc ADR (United Kingdom)		118,338	10,345,108
PepsiCo, Inc.		381,370	25,303,899

			69,721,875

Biotechnology—3.5%
Alexion Pharmaceuticals, Inc.	*	38,200	2,731,300
Biogen Idec, Inc.	*	19,500	2,145,975
Celgene Corp.	*	514,540	34,782,904
Gilead Sciences, Inc.	*	124,000	5,075,320
Myriad Genetics, Inc.	*	303,416	6,353,531
Vertex Pharmaceuticals, Inc.	*	312,390	10,374,472

			61,463,502

Capital Markets—1.3%
BlackRock, Inc.		67,300	11,995,552
Charles Schwab Corp. (The)		415,900	4,683,034
Goldman Sachs Group, Inc. (The)		71,800	6,492,874

			23,171,460

Chemicals—2.2%
Chemtura Corp.	*	160,960	1,825,286
Dow Chemical Co. (The)		293,640	8,445,087
Monsanto Co.		282,530	19,796,877
Mosaic Co. (The)		35,830	1,806,907
Potash Corp. of Saskatchewan, Inc. (Canada)		170,310	7,030,397

			38,904,554

Commercial Banks—1.4%
Wells Fargo & Co.		894,200	24,644,152

Communications Equipment—4.4%
Cisco Systems, Inc.		1,153,710	20,859,077
F5 Networks, Inc.	*	97,500	10,346,700
QUALCOMM, Inc.		780,360	42,685,692
Riverbed Technology, Inc.	*	125,100	2,939,850

			76,831,319

Computers & Peripherals—6.4%
Apple, Inc.	*	195,705	79,260,525

		Shares	Value

EMC Corp.	*	1,105,390	$23,810,101
NetApp, Inc.	*	120,419	4,367,597
SanDisk Corp.	*	111,066	5,465,558

			112,903,781

Construction & Engineering—0.3%
Quanta Services, Inc.	*	272,554	5,870,813

Consumer Finance—1.3%
American Express Co.		202,400	9,547,208
Capital One Financial Corp.		108,814	4,601,744
Discover Financial Services		373,063	8,953,512

			23,102,464

Containers & Packaging—0.1%
Owens-Illinois, Inc.	*	71,600	1,387,608

Diversified Consumer Services—0.3%
Apollo Group, Inc., Class A	*	104,870	5,649,347

Diversified Financial Services—0.4%
Citigroup, Inc.		294,030	7,735,929

Energy Equipment & Services—4.8%
Cameron International Corp.	*	57,420	2,824,490
Ensco plc ADR (United Kingdom)		224,690	10,542,455
Halliburton Co.		296,360	10,227,384
Nabors Industries Ltd. (Bermuda)	*	383,700	6,653,358
National Oilwell Varco, Inc.		282,460	19,204,455
Schlumberger Ltd.		425,670	29,077,518
Weatherford International Ltd. (Switzerland)	*	400,230	5,859,367

			84,389,027

Food & Staples Retailing—1.5%
Walgreen Co.		40,000	1,322,400
Wal-Mart Stores, Inc.		241,400	14,426,064
Whole Foods Market, Inc.		144,200	10,033,436

			25,781,900

Food Products—2.5%
General Mills, Inc.		288,730	11,667,579
Hershey Co. (The)		363,265	22,442,512
Mead Johnson Nutrition Co.		91,200	6,268,176
Unilever NV NYRS (Netherlands)	†	94,200	3,237,654

			43,615,921

Health Care Equipment & Supplies—0.9%
Medtronic, Inc.		257,700	9,857,025
Stryker Corp.		124,700	6,198,837

			16,055,862

Health Care Providers & Services—0.2%
Humana, Inc.		40,430	3,542,072

Hotels, Restaurants & Leisure—3.4%
Las Vegas Sands Corp.	*	389,605	16,647,822
McDonald’s Corp.		135,200	13,564,616
Starbucks Corp.		557,240	25,638,612
Yum! Brands, Inc.		60,120	3,547,681

			59,398,731

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Growth Fund		Shares	Value

COMMON STOCKS—(Continued)
Household Products—1.8%
Colgate-Palmolive Co.		30,400	$2,808,656
Procter & Gamble Co. (The)		440,300	29,372,413

			32,181,069

Industrial Conglomerates—3.6%
3M Co.		295,000	24,110,350
Danaher Corp.	†	242,110	11,388,854
General Electric Co.		862,250	15,442,898
Tyco International Ltd. (Switzerland)		276,290	12,905,506

			63,847,608

Insurance—1.2%
ACE Ltd. (Switzerland)		78,330	5,492,500
Arch Capital Group Ltd. (Bermuda)	*	85,050	3,166,411
Berkshire Hathaway, Inc., Class B	*	103,900	7,927,570
Marsh & McLennan Cos., Inc.		113,600	3,592,032

			20,178,513

Internet & Catalog Retail—2.1%
Amazon.com, Inc.	*	126,070	21,822,717
Groupon, Inc., Class A	*†	152,848	3,153,254
priceline.com, Inc.	*	23,420	10,953,768

			35,929,739

Internet Software & Services—3.5%
eBay, Inc.	*	491,000	14,892,030
Google, Inc., Class A	*	61,700	39,852,030
Rackspace Hosting, Inc.	*†	138,554	5,959,208

			60,703,268

IT Services—8.0%
Accenture plc, Class A (Ireland)		232,630	12,382,895
Automatic Data Processing, Inc.		428,500	23,143,285
Cognizant Technology Solutions Corp., Class A	*	322,855	20,762,805
International Business Machines Corp.		196,560	36,143,453
Mastercard, Inc., Class A		73,340	27,342,618
Teradata Corp.	*	88,000	4,268,880
Visa, Inc., Class A		149,930	15,222,393

			139,266,329

Machinery—2.8%
Caterpillar, Inc.		148,600	13,463,160
Cummins, Inc.		64,800	5,703,696
Deere & Co.	†	136,434	10,553,170
Dover Corp.		135,400	7,859,970
Stanley Black & Decker, Inc.		118,170	7,988,292
Xylem, Inc.		119,190	3,061,991

			48,630,279

Media—2.7%
Comcast Corp., Class A		586,870	13,914,688
DIRECTV, Class A	*	106,700	4,562,492
Viacom, Inc., Class B		231,190	10,498,338

		Shares	Value

Walt Disney Co. (The)		476,200	$17,857,500

			46,833,018

Metals & Mining—1.0%
Barrick Gold Corp. (Canada)		77,990	3,529,048
Freeport-McMoRan Copper & Gold, Inc.		99,360	3,655,454
Newmont Mining Corp.		164,360	9,863,244

			17,047,746

Multiline Retail—1.3%
Macy’s, Inc.		343,310	11,047,716
Target Corp.		238,370	12,209,311

			23,257,027

Oil, Gas & Consumable Fuels—5.0%
Anadarko Petroleum Corp.		47,920	3,657,734
Apache Corp.		83,800	7,590,604
Cabot Oil & Gas Corp.		115,783	8,787,930
Cenovus Energy, Inc. (Canada)		202,400	6,719,680
ConocoPhillips		89,400	6,514,578
CONSOL Energy, Inc.		246,500	9,046,550
Occidental Petroleum Corp.		240,220	22,508,614
Southwestern Energy Co.	*	80,290	2,564,463
Suncor Energy, Inc. (Canada)		354,810	10,229,172
Valero Energy Corp.		466,810	9,826,350

			87,445,675

Personal Products—0.4%
Estee Lauder Cos., Inc. (The), Class A		69,344	7,788,718

Pharmaceuticals—6.6%
Abbott Laboratories		305,800	17,195,134
Allergan, Inc.		147,795	12,967,533
Eli Lilly & Co.		341,490	14,192,324
Johnson & Johnson		404,268	26,511,896
Pfizer, Inc.		564,100	12,207,124
Questcor Pharmaceuticals, Inc.	*	21,300	885,654
Roche Holding AG ADR (Switzerland)		150,800	6,416,540
Valeant Pharmaceuticals International, Inc. (Canada)	*	66,900	3,123,561
Warner Chilcott plc, Class A (Ireland)	*	752,447	11,384,523
Watson Pharmaceuticals, Inc.	*	173,400	10,462,956

			115,347,245

Professional Services—0.3%
Verisk Analytics, Inc., Class A	*	123,030	4,937,194

Semiconductors & Semiconductor Equipment—0.5%
Avago Technologies Ltd. (Singapore)		93,000	2,683,980
Broadcom Corp., Class A	*	216,930	6,369,065

			9,053,045

Software—5.7%
Adobe Systems, Inc.	*	439,554	12,426,192
Autodesk, Inc.	*	138,500	4,200,705
Check Point Software Technologies Ltd. (Israel)	*†	198,565	10,432,605

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Growth Fund		Shares	Value

COMMON STOCKS—(Continued)
Citrix Systems, Inc.	*	171,340	$10,403,765
Electronic Arts, Inc.	*	217,600	4,482,560
Microsoft Corp.		856,300	22,229,548
Oracle Corp.		760,370	19,503,490
QLIK Technologies, Inc.	*	66,500	1,609,300
Red Hat, Inc.	*	84,631	3,494,414
Salesforce.com, Inc.	*†	65,700	6,665,922
VMware, Inc., Class A	*	51,700	4,300,923
Zynga, Inc., Class A	*†	19,275	181,378

			99,930,802

Specialty Retail—4.9%
Bed Bath & Beyond, Inc.	*	184,816	10,713,783
Home Depot, Inc. (The)		524,090	22,032,744
Limited Brands, Inc.		125,400	5,059,890
Lowe’s Cos., Inc.		1,568,040	39,796,855
Tractor Supply Co.	†	30,900	2,167,635
Ulta Salon Cosmetics & Fragrance, Inc.	*	37,000	2,402,040
Williams-Sonoma, Inc.		70,830	2,726,955

			84,899,902

Textiles, Apparel & Luxury Goods—1.2%
Adidas AG ADR (Germany)		84,260	2,747,719
Michael Kors Holdings Ltd. (Hong Kong)	*†	4,753	129,519
NIKE, Inc., Class B		195,260	18,817,206

			21,694,444

Tobacco—0.7%
Philip Morris International, Inc.		162,690	12,767,911

TOTAL COMMON STOCKS
(Cost $1,508,406,770)			1,667,556,052

MONEY MARKET FUNDS—6.7%
Institutional Money Market Funds—6.7%
Dreyfus Institutional Cash Advantage Fund, 0.06%	††¥	5,200,000	5,200,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.23%		¥84,859,531	84,859,531
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.23%	††¥	5,704,220	5,704,220
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.17%	††¥	5,200,000	5,200,000

		Shares	Value

Short-Term Investments Trust Liquid Assets Portfolio, 0.16%	††¥	5,200,000	$5,200,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.11%	††¥	5,200,000	5,200,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.08%	††¥	5,200,000	5,200,000

TOTAL MONEY MARKET FUNDS
(Cost $116,563,751)			116,563,751

TOTAL INVESTMENTS—101.9%
(Cost $1,624,970,521)			1,784,119,803
Other assets less liabilities—(1.9%)			(33,044,357)

NET ASSETS—100.0%			$1,751,075,446

Notes to the Schedule of Investments:

ADR	American Depositary Receipt
NYRS	New York Registry Shares
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2011

Vantagepoint Select Value Fund		Shares	Value

COMMON STOCKS—96.3%
Aerospace & Defense—4.1%
L-3 Communications Holdings, Inc.		28,100	$1,873,708
Northrop Grumman Corp.		17,900	1,046,792
Rockwell Collins, Inc.		42,800	2,369,836
Spirit Aerosystems Holdings, Inc., Class A	*	88,400	1,836,952
TransDigm Group, Inc.	*	46,519	4,450,938
Triumph Group, Inc.		25,425	1,486,091

			13,064,317

Auto Components—0.5%
Lear Corp.		38,883	1,547,543

Automobiles—0.3%
Harley-Davidson, Inc.		24,275	943,569

Beverages—0.4%
Constellation Brands, Inc., Class A	*	57,075	1,179,740

Building Products—0.3%
Owens Corning, Inc.	*	37,325	1,071,974

Capital Markets—2.3%
Invesco Ltd.		96,500	1,938,685
Northern Trust Corp.		43,300	1,717,278
Raymond James Financial, Inc.		64,525	1,997,694
State Street Corp.		44,625	1,798,834

			7,452,491

Chemicals—1.3%
Agrium, Inc. (Canada)	†	15,500	1,040,205
Albemarle Corp.		8,500	437,835
Ashland, Inc.		13,975	798,811
Huntsman Corp.		58,300	583,000
Solutia, Inc.	*	70,700	1,221,696

			4,081,547

Commercial Banks—3.9%
Bank of Hawaii Corp.		50,993	2,268,678
Fifth Third Bancorp		220,200	2,800,944
First Niagara Financial Group, Inc.		109,300	943,259
KeyCorp		313,600	2,411,584
M&T Bank Corp.		26,500	2,023,010
TCF Financial Corp.		195,202	2,014,485

			12,461,960

Commercial Services & Supplies—1.8%
R.R. Donnelley & Sons Co.	†	248,013	3,578,828
Steelcase, Inc., Class A	†	275,400	2,054,484

			5,633,312

Communications Equipment—0.6%
Comtech Telecommunications Corp.		64,200	1,837,404

Computers & Peripherals—1.7%
Lexmark International, Inc., Class A		62,800	2,076,796
SanDisk Corp.	*	21,550	1,060,475
Seagate Technology plc (Ireland)		98,275	1,611,710
Western Digital Corp.	*	17,000	526,150

			5,275,131

		Shares	Value

Construction & Engineering—2.3%
Jacobs Engineering Group, Inc.	*	60,300	$2,446,974
KBR, Inc.		58,710	1,636,248
URS Corp.	*	91,700	3,220,504

			7,303,726

Consumer Finance—1.5%
Discover Financial Services		101,050	2,425,200
SLM Corp.		174,000	2,331,600

			4,756,800

Containers & Packaging—2.6%
AptarGroup, Inc.		24,508	1,278,582
Bemis Co., Inc.		98,300	2,956,864
Sonoco Products Co.		124,700	4,110,112

			8,345,558

Diversified Consumer Services—0.7%
H&R Block, Inc.		136,100	2,222,513

Diversified Financial Services—0.2%
PHH Corp.	*	63,200	676,240

Electric Utilities—2.9%
FirstEnergy Corp.		56,800	2,516,240
Pinnacle West Capital Corp.		68,400	3,295,512
PPL Corp.		96,400	2,836,088
Westar Energy, Inc.		20,700	595,746

			9,243,586

Electrical Equipment—0.7%
Hubbell, Inc., Class B		33,200	2,219,752

Electronic Equipment, Instruments & Components—3.2%
Arrow Electronics, Inc.	*	76,000	2,843,160
Avnet, Inc.	*	96,500	3,000,185
FLIR Systems, Inc.		62,800	1,574,396
Ingram Micro, Inc., Class A	*	148,300	2,697,577

			10,115,318

Energy Equipment & Services—3.3%
Ensco plc ADR (United Kingdom)		45,057	2,114,075
McDermott International, Inc.	*	142,700	1,642,477
Oil States International, Inc.	*	28,125	2,147,906
Patterson-UTI Energy, Inc.		27,600	551,448
SEACOR Holdings, Inc.	*	23,800	2,117,248
Superior Energy Services, Inc.	*†	69,200	1,968,048

			10,541,202

Food & Staples Retailing—1.9%
Kroger Co. (The)		109,500	2,652,090
Ruddick Corp.	†	45,765	1,951,420
Sysco Corp.		53,300	1,563,289

			6,166,799

Food Products—2.2%
Campbell Soup Co.	†	42,700	1,419,348
Hain Celestial Group, Inc. (The)	*	46,850	1,717,521
Sara Lee Corp.		118,351	2,239,201
Smithfield Foods, Inc.	*	70,050	1,700,814

			7,076,884

Gas Utilities—0.3%
UGI Corp.		37,500	1,102,500

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Select Value Fund		Shares	Value

COMMON STOCKS—(Continued)
Health Care Providers & Services—3.0%
Cardinal Health, Inc.		52,225	$2,120,857
CIGNA Corp.		95,125	3,995,250
Health Management Associates, Inc., Class A	*	206,950	1,525,221
Health Net, Inc.	*	46,825	1,424,417
Quest Diagnostics, Inc.		11,000	638,660

			9,704,405

Hotels, Restaurants & Leisure—2.0%
Brinker International, Inc.		28,050	750,618
Darden Restaurants, Inc.		50,100	2,283,558
Wyndham Worldwide Corp.		84,500	3,196,635

			6,230,811

Household Durables—0.5%
Mohawk Industries, Inc.	*	28,600	1,711,710

Industrial Conglomerates—1.1%
Carlisle Cos., Inc.		81,500	3,610,450

Insurance—10.7%
Alleghany Corp.	*†	9,170	2,616,110
Allied World Assurance Co. Holdings AG (Switzerland)		17,700	1,113,861
Allstate Corp. (The)		236,300	6,476,982
Aon Corp.		45,349	2,122,333
Arch Capital Group Ltd. (Bermuda)	*	55,000	2,047,650
Fidelity National Financial, Inc., Class A		104,500	1,664,685
HCC Insurance Holdings, Inc.		111,300	3,060,750
Lincoln National Corp.		320,810	6,230,130
Loews Corp.		47,400	1,784,610
Marsh & McLennan Cos., Inc.		48,600	1,536,732
Progressive Corp. (The)		139,500	2,721,645
Validus Holdings Ltd. (Bermuda)		21,700	683,550
XL Group plc (Ireland)		109,500	2,164,815

			34,223,853

Internet Software & Services—0.7%
Open Text Corp. (Canada)	*	14,300	731,302
ValueClick, Inc.	*	98,450	1,603,751

			2,335,053

IT Services—4.6%
Broadridge Financial Solutions, Inc.		80,500	1,815,275
Computer Sciences Corp.		164,867	3,907,348
Convergys Corp.	*	202,100	2,580,817
SAIC, Inc.	*	135,300	1,662,837
Total System Services, Inc.		117,800	2,304,168
Western Union Co. (The)		136,800	2,497,968

			14,768,413

Leisure Equipment & Products—1.6%
Brunswick Corp.		172,500	3,115,350
Mattel, Inc.		77,000	2,137,520

			5,252,870

Life Sciences Tools & Services—0.6%
Life Technologies Corp.	*	50,400	1,961,064

		Shares	Value

Machinery—2.5%
Dover Corp.		56,100	$3,256,605
Eaton Corp.		32,900	1,432,137
Flowserve Corp.		15,600	1,549,392
Timken Co.		47,900	1,854,209

			8,092,343

Media—1.1%
CBS Corp., Class B		33,350	905,119
Omnicom Group, Inc.		45,500	2,028,390
Scripps Networks Interactive, Inc., Class A		12,750	540,855

			3,474,364

Metals & Mining—0.4%
Nucor Corp.		33,125	1,310,756

Multiline Retail—0.6%
Macy’s, Inc.		61,150	1,967,807

Multi-Utilities—3.5%
CMS Energy Corp.		94,700	2,090,976
DTE Energy Co.		9,300	506,385
NiSource, Inc.		83,575	1,989,921
OGE Energy Corp.		20,200	1,145,542
PG&E Corp.		73,800	3,042,036
SCANA Corp.		25,000	1,126,500
Xcel Energy, Inc.		41,000	1,133,240

			11,034,600

Oil, Gas & Consumable Fuels—4.4%
Cimarex Energy Co.		43,800	2,711,220
Energen Corp.		67,925	3,396,250
Murphy Oil Corp.		39,400	2,196,156
QEP Resources, Inc.		65,500	1,919,150
Southwestern Energy Co.	*	63,600	2,031,384
Spectra Energy Corp.		27,425	843,319
Valero Energy Corp.		17,625	371,006
Western Refining, Inc.	*	53,875	715,999

			14,184,484

Paper & Forest Products—0.5%
MeadWestvaco Corp.		54,625	1,636,019

Personal Products—0.7%
Herbalife Ltd. (Cayman Islands)		28,050	1,449,344
Nu Skin Enterprises, Inc., Class A		16,225	788,048

			2,237,392

Professional Services—2.3%
Dun & Bradstreet Corp. (The)		27,300	2,042,859
Equifax, Inc.		52,700	2,041,598
Manpower, Inc.		37,800	1,351,350
Towers Watson & Co., Class A		33,400	2,001,662

			7,437,469

Real Estate Investment Trusts (REITs)—6.4%
Annaly Capital Management, Inc. REIT		144,875	2,312,205
BioMed Realty Trust, Inc. REIT		84,675	1,530,924
Brandywine Realty Trust REIT		169,725	1,612,387
Capstead Mortgage Corp. REIT		78,400	975,296
CBL & Associates Properties, Inc. REIT		134,075	2,104,977

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Select Value Fund		Shares	Value

COMMON STOCKS—(Continued)
Duke Realty Corp. REIT		363,732	$4,382,971
DuPont Fabros Technology, Inc. REIT	†	36,625	887,058
Entertainment Properties Trust REIT		24,400	1,066,524
Hatteras Financial Corp. REIT		46,600	1,228,842
Health Care REIT, Inc. REIT		44,250	2,412,953
Home Properties, Inc. REIT		34,520	1,987,316

			20,501,453

Road & Rail—2.7%
Hertz Global Holdings, Inc.	*	158,225	1,854,397
Ryder System, Inc.		64,875	3,447,457
Werner Enterprises, Inc.	†	131,200	3,161,920

			8,463,774

Semiconductors & Semiconductor Equipment—1.4%
Analog Devices, Inc.		67,600	2,418,728
Applied Materials, Inc.		189,800	2,032,758

			4,451,486

Software—2.0%
BMC Software, Inc.	*	14,400	472,032
Cadence Design Systems, Inc.	*	152,475	1,585,740
Electronic Arts, Inc.	*	73,725	1,518,735
Symantec Corp.	*	56,350	881,877
Synopsys, Inc.	*	73,600	2,001,920

			6,460,304

Specialty Retail—1.7%
Express, Inc.	*	26,550	529,407
Foot Locker, Inc.		81,100	1,933,424
Pier 1 Imports, Inc.	*	141,000	1,964,130
Signet Jewelers Ltd. (Bermuda)		26,175	1,150,653

			5,577,614

Textiles, Apparel & Luxury Goods—1.1%
PVH Corp.		10,700	754,243
V.F. Corp.		22,900	2,908,071

			3,662,314

Tobacco—0.2%
Lorillard, Inc.		4,500	513,000

Water Utilities—1.0%
American Water Works Co., Inc.		101,575	3,236,180

TOTAL COMMON STOCKS
(Cost $282,289,082)			308,359,854

MONEY MARKET FUNDS—6.7%
Institutional Money Market Funds—6.7%
Dreyfus Institutional Cash Advantage Fund, 0.06%	††¥	1,700,000	1,700,000

		Shares	Value

Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.23%		¥11,831,089	$11,830,766
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.23%	††¥	1,037,261	1,037,261
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.17%	††¥	1,700,000	1,700,000
Short-Term Investments Trust Liquid Assets Portfolio, 0.16%	††¥	1,700,000	1,700,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.11%	††¥	1,700,000	1,700,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.08%	††¥	1,700,000	1,700,000

TOTAL MONEY MARKET FUNDS
(Cost $21,368,027)			21,368,027

TOTAL INVESTMENTS—103.0%
(Cost $303,657,109)			329,727,881
Other assets less liabilities—(3.0%)			(9,708,692)

NET ASSETS—100.0%			$320,019,189

Notes to the Schedule of Investments:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2011

Vantagepoint Aggressive Opportunities Fund		Shares	Value

COMMON STOCKS—97.5%
Aerospace & Defense—0.2%
Rockwell Collins, Inc.		39,000	$2,159,430

Air Freight & Logistics—2.6%
C.H. Robinson Worldwide, Inc.		143,145	9,988,658
Expeditors International of Washington, Inc.		124,405	5,095,629
FedEx Corp.		118,100	9,862,531

			24,946,818

Airlines—0.8%
United Continental Holdings, Inc.	*	422,395	7,970,594

Auto Components—0.3%
Autoliv, Inc. (Sweden)	†	62,100	3,321,729

Biotechnology—1.3%
Amylin Pharmaceuticals, Inc.	*	535,410	6,092,966
Dendreon Corp.	*†	86,800	659,680
Human Genome Sciences, Inc.	*†	365,200	2,698,828
Myriad Genetics, Inc.	*	127,800	2,676,132

			12,127,606

Building Products—1.0%
Masco Corp.		483,400	5,066,032
Owens Corning, Inc.	*	171,705	4,931,368

			9,997,400

Capital Markets—3.6%
Bank of New York Mellon Corp. (The)		484,000	9,636,440
Fortress Investment Group LLC, Class A	*	1,460,100	4,935,138
Greenhill & Co., Inc.	†	147,305	5,357,483
Lazard Ltd., Class A (Bermuda)		83,400	2,177,574
SEI Investments Co.		424,575	7,366,376
TD Ameritrade Holding Corp.		343,100	5,369,515

			34,842,526

Chemicals—1.8%
Airgas, Inc.		55,400	4,325,632
Ecolab, Inc.	†	105,100	6,075,831
FMC Corp.		74,390	6,400,516

			16,801,979

Commercial Banks—1.3%
Fifth Third Bancorp		460,400	5,856,288
First Interstate BancSystem, Inc.	†	247,300	3,222,319
Synovus Financial Corp.	†	2,461,900	3,471,279

			12,549,886

Commercial Services & Supplies—0.5%
Copart, Inc.	*	92,400	4,425,036

Communications Equipment—1.5%
Acme Packet, Inc.	*	72,450	2,239,430

		Shares	Value

ADTRAN, Inc.		212,665	$6,413,976
F5 Networks, Inc.	*	53,100	5,634,972

			14,288,378

Computers & Peripherals—2.2%
Dell, Inc.	*	1,257,000	18,389,910
NetApp, Inc.	*	68,700	2,491,749

			20,881,659

Construction & Engineering—2.3%
ACS Actividades de Construccion y Servicios SA (Spain)	†	304,000	8,975,821
AECOM Technology Corp.	*	191,200	3,932,984
Jacobs Engineering Group, Inc.	*	133,580	5,420,676
URS Corp.	*	98,200	3,448,784

			21,778,265

Construction Materials—1.3%
Cemex SAB de CV ADR (Mexico)	*†	1,090,534	5,877,978
Vulcan Materials Co.	†	160,924	6,332,360

			12,210,338

Distributors—0.4%
Pool Corp.		133,500	4,018,350

Diversified Consumer Services—0.2%
DeVry, Inc.		41,800	1,607,628

Diversified Financial Services—1.6%
KKR Financial Holdings LLC	†	1,271,900	11,103,687
NASDAQ OMX Group, Inc. (The)	*	178,100	4,365,231

			15,468,918

Diversified Telecommunication Services—2.0%
Level 3 Communications, Inc.	*†	401,133	6,815,250
tw telecom inc.	*	640,000	12,403,200

			19,218,450

Electrical Equipment—2.4%
AMETEK, Inc.		254,020	10,694,242
Babcock & Wilcox Co. (The)	*	160,575	3,876,280
Cooper Industries plc		95,900	5,192,985
Polypore International, Inc.	*	67,700	2,978,123

			22,741,630

Electronic Equipment, Instruments & Components—0.6%
FLIR Systems, Inc.		77,900	1,952,953
Trimble Navigation Ltd.	*	83,298	3,615,133

			5,568,086

Energy Equipment & Services—1.2%
Cameron International Corp.	*	89,900	4,422,181
Core Laboratories NV (Netherlands)	†	25,100	2,860,145

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Aggressive Opportunities Fund		Shares	Value

COMMON STOCKS—(Continued)
Oil States International, Inc.	*	54,700	$4,177,439

			11,459,765

Food & Staples Retailing—1.1%
Safeway, Inc.		275,100	5,788,104
Whole Foods Market, Inc.		73,055	5,083,167

			10,871,271

Food Products—0.4%
Hershey Co. (The)		67,400	4,163,972

Health Care Equipment & Supplies—2.2%
Boston Scientific Corp.	*	1,040,300	5,555,202
Gen-Probe, Inc.	*	126,500	7,478,680
Hologic, Inc.	*	180,400	3,158,804
ResMed, Inc.	*	182,970	4,647,438

			20,840,124

Health Care Providers & Services—3.1%
DaVita, Inc.	*	188,400	14,282,604
Health Management Associates, Inc., Class A	*	353,900	2,608,243
Lincare Holdings, Inc.		253,850	6,526,483
WellPoint, Inc.		94,400	6,254,000

			29,671,330

Health Care Technology—0.4%
SXC Health Solutions Corp.	*	73,340	4,142,243

Hotels, Restaurants & Leisure—2.4%
Bwin.Party Digital Entertainment plc (Gibraltar)		1,534,000	3,899,523
Intercontinental Hotels Group plc ADR (United Kingdom)	†	462,000	8,311,380
P.F. Chang’s China Bistro, Inc.	†	128,000	3,956,480
Yum! Brands, Inc.		117,000	6,904,170

			23,071,553

Household Durables—1.7%
Lennar Corp., Class A	†	324,600	6,378,390
NVR, Inc.	*	10,550	7,237,300
Tempur-Pedic International, Inc.	*†	48,200	2,531,946

			16,147,636

Household Products—1.1%
Church & Dwight Co., Inc.		62,200	2,846,272
Energizer Holdings, Inc.	*	100,700	7,802,236

			10,648,508

Independent Power Producers & Energy Traders—0.6%
Calpine Corp.	*	357,900	5,844,507

Industrial Conglomerates—1.2%
Koninklijke Philips Electronics NV NYRS (Netherlands)		528,000	11,061,600

Insurance—8.1%
Aflac, Inc.		68,000	2,941,680
Aon Corp.		238,000	11,138,400

		Shares	Value

Assured Guaranty Ltd. (Bermuda)		840,000	$11,037,600
Axis Capital Holdings Ltd. (Bermuda)		115,300	3,684,988
Fairfax Financial Holdings Ltd. (Canada)	†	36,900	15,911,280
Genworth Financial, Inc., Class A	*	741,400	4,856,170
Hartford Financial Services Group, Inc.		284,600	4,624,750
Loews Corp.		273,000	10,278,450
RenaissanceRe Holdings Ltd. (Bermuda)		112,300	8,351,751
Syncora Holdings Ltd. (Bermuda)	*†	626,661	144,759
XL Group plc (Ireland)		238,900	4,723,053

			77,692,881

Internet & Catalog Retail—1.5%
Expedia, Inc.	†	79,800	2,315,781
Liberty Interactive Corp., Series A	*	589,575	9,559,959
TripAdvisor, Inc.	*†	79,800	2,011,745

			13,887,485

Internet Software & Services—2.7%
Active Network, Inc. (The)	*	117,400	1,596,640
eBay, Inc.	*	263,600	7,994,988
Rackspace Hosting, Inc.	*†	112,900	4,855,829
VeriSign, Inc.		318,855	11,389,501

			25,836,958

IT Services—4.9%
Alliance Data Systems Corp.	*†	78,800	8,182,592
Amdocs Ltd.	*	316,100	9,018,333
FleetCor Technologies, Inc.	*	70,900	2,117,783
Gartner, Inc.	*	99,300	3,452,661
Genpact Ltd. (Bermuda)	*	398,720	5,960,864
Global Payments, Inc.		101,600	4,813,808
NeuStar, Inc., Class A	*	167,800	5,733,726
Teradata Corp.	*	51,400	2,493,414
VeriFone Systems, Inc.	*	63,000	2,237,760
Western Union Co. (The)		174,700	3,190,022

			47,200,963

Life Sciences Tools & Services—1.1%
BG Medicine, Inc.	*†	353,500	1,668,520
Mettler-Toledo International, Inc.	*†	20,600	3,042,826
Waters Corp.	*	84,645	6,267,962

			10,979,308

Machinery—3.2%
Navistar International Corp.	*	98,800	3,742,544
PACCAR, Inc.		165,510	6,201,660
Pall Corp.		58,100	3,320,415
Parker Hannifin Corp.		29,700	2,264,625
SPX Corp.		60,200	3,628,254
Stanley Black & Decker, Inc.		128,400	8,679,840
WABCO Holdings, Inc.	*	66,300	2,877,420

			30,714,758

Media—3.9%
AMC Networks, Inc., Class A	*	18,325	688,653
DIRECTV, Class A	*	234,000	10,005,840

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Aggressive Opportunities Fund		Shares	Value

COMMON STOCKS—(Continued)
Discovery Communications, Inc., Class C	*	178,100	$6,714,370
National CineMedia, Inc.		146,300	1,814,120
Virgin Media, Inc.	†	430,600	9,206,228
Walt Disney Co. (The)		237,000	8,887,500

			37,316,711

Multiline Retail—0.4%
Big Lots, Inc.	*	112,650	4,253,664

Oil, Gas & Consumable Fuels—6.6%
Chesapeake Energy Corp.		695,000	15,491,550
Concho Resources, Inc.	*	43,200	4,050,000
CONSOL Energy, Inc.		288,095	10,573,086
Denbury Resources, Inc.	*	180,700	2,728,570
EXCO Resources, Inc.		293,000	3,061,850
Newfield Exploration Co.	*	170,905	6,448,246
Pioneer Natural Resources Co.		74,760	6,689,525
QEP Resources, Inc.		133,300	3,905,690
Southwestern Energy Co.	*	84,300	2,692,542
Whiting Petroleum Corp.	*	160,200	7,479,738

			63,120,797

Personal Products—0.4%
Herbalife Ltd. (Cayman Islands)		71,600	3,699,572

Pharmaceuticals—2.2%
Forest Laboratories, Inc.	*	173,000	5,234,980
Medicis Pharmaceutical Corp., Class A		102,500	3,408,125
Nektar Therapeutics	*†	283,200	1,584,504
Shire plc ADR (Ireland)		44,800	4,654,720
Watson Pharmaceuticals, Inc.	*	101,350	6,115,459

			20,997,788

Professional Services—1.7%
Equifax, Inc.		78,340	3,034,892
IHS, Inc., Class A	*	52,500	4,523,400
Manpower, Inc.		50,800	1,816,100
Nielsen Holdings NV	*	134,900	4,005,181
Robert Half International, Inc.		98,685	2,808,575

			16,188,148

Real Estate Investment Trusts (REITs)—0.9%
American Capital Agency Corp. REIT		143,600	4,032,288
PennyMac Mortgage Investment Trust REIT	†	300,000	4,986,000

			9,018,288

Real Estate Management & Development—0.3%
Jones Lang LaSalle, Inc.		46,900	2,873,094

Road & Rail—1.0%
Kansas City Southern	*	89,000	6,052,890
Old Dominion Freight Line, Inc.	*	92,100	3,732,813

			9,785,703

		Shares	Value

Semiconductors & Semiconductor Equipment—4.5%
Altera Corp.		65,100	$2,415,210
Analog Devices, Inc.		61,600	2,204,048
ASML Holding NV, Class G NYRS (Netherlands)		63,600	2,657,844
Broadcom Corp., Class A	*	92,500	2,715,800
Integrated Device Technology, Inc.	*	1,309,100	7,147,686
Linear Technology Corp.		47,600	1,429,428
Marvell Technology Group Ltd. (Bermuda)	*	541,100	7,494,235
Micron Technology, Inc.	*	595,400	3,745,066
NVIDIA Corp.	*	439,310	6,088,837
Skyworks Solutions, Inc.	*	419,715	6,807,777

			42,705,931

Software—4.5%
Adobe Systems, Inc.	*	198,600	5,614,422
Citrix Systems, Inc.	*	89,635	5,442,637
Factset Research Systems, Inc.		75,925	6,626,734
Informatica Corp.	*	40,300	1,488,279
MICROS Systems, Inc.	*	137,113	6,386,724
Red Hat, Inc.	*	155,275	6,411,305
Rovi Corp.	*	232,035	5,703,420
Solera Holdings, Inc.		69,500	3,095,530
TIBCO Software, Inc.	*	82,700	1,977,357

			42,746,408

Specialty Retail—1.4%
CarMax, Inc.	*	148,390	4,522,927
O’Reilly Automotive, Inc.	*	49,100	3,925,545
Tiffany & Co.		49,100	3,253,366
Tractor Supply Co.		23,000	1,613,450

			13,315,288

Textiles, Apparel & Luxury Goods—0.8%
Coach, Inc.		73,900	4,510,856
Hanesbrands, Inc.	*	105,000	2,295,300
Michael Kors Holdings Ltd. (Hong Kong)	*†	36,130	984,542

			7,790,698

Thrifts & Mortgage Finance—0.5%
People’s United Financial, Inc.		353,300	4,539,905

Trading Companies & Distributors—1.3%
Aircastle Ltd.		441,400	5,614,608
MSC Industrial Direct Co., Inc., Class A		92,045	6,585,820

			12,200,428

Wireless Telecommunication Services—2.3%
American Tower Corp., Class A		174,190	10,453,142
NII Holdings, Inc.	*	113,945	2,427,028
SBA Communications Corp., Class A	*	208,900	8,974,344

			21,854,514

TOTAL COMMON STOCKS
(Cost $909,327,129)			933,566,505

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Aggressive Opportunities Fund		Shares	Value

MONEY MARKET FUNDS—10.9%
Institutional Money Market Funds—10.9%
Dreyfus Institutional Cash Advantage Fund, 0.06%	††¥	13,000,000	$13,000,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.23%		¥27,189,692	27,189,692
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.23%	††¥	12,024,271	12,024,271
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.17%	††¥	13,000,000	13,000,000
Short-Term Investments Trust Liquid Assets Portfolio, 0.16%	††¥	13,000,000	13,000,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.11%	††¥	13,000,000	13,000,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.08%	††¥	13,000,000	13,000,000

TOTAL MONEY MARKET FUNDS
(Cost $104,213,963)			104,213,963

TOTAL INVESTMENTS—108.4%
(Cost $1,013,541,092)			1,037,780,468
Other assets less liabilities—(8.4%)			(80,509,709)

NET ASSETS—100.0%			$957,270,759

Notes to the Schedule of Investments:

ADR	American Depositary Receipt
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2011

Vantagepoint Discovery Fund		Shares	Value

COMMON STOCKS—47.4%
Aerospace & Defense—0.5%
Kratos Defense & Security Solutions, Inc.	*†	157,300	$939,081

Automobiles—0.5%
Tesla Motors, Inc.	*†	36,400	1,039,584

Biotechnology—1.5%
Arena Pharmaceuticals, Inc.	*†	516,758	966,337
Incyte Corp. Ltd.	*†	76,800	1,152,768
Rigel Pharmaceuticals, Inc.	*	110,200	869,478

			2,988,583

Capital Markets—2.1%
BGC Partners, Inc., Class A		175,900	1,044,846
Cowen Group, Inc., Class A	*	138,663	359,137
Duff & Phelps Corp., Class A	†	39,400	571,300
Gluskin Sheff + Associates, Inc. (Canada)		14,100	206,362
Knight Capital Group, Inc., Class A	*	80,500	951,510
Uranium Participation Corp. (Canada)	*	151,978	838,396

			3,971,551

Chemicals—0.2%
EcoSynthetix, Inc.—Legend Shares (Canada)	*‡	24,500	120,245
EcoSynthetix, Inc. (Canada)	*	59,900	293,988

			414,233

Commercial Banks—1.0%
First Midwest Bancorp, Inc./Illinois		33,675	341,128
Hudson Valley Holding Corp.	†	44,989	954,666
MB Financial, Inc.		40,000	684,000

			1,979,794

Commercial Services & Supplies—0.5%
United Stationers, Inc.		30,500	993,080

Communications Equipment—2.6%
Arris Group, Inc.	*	90,800	982,456
Comverse Technology, Inc.	*	108,100	741,566
Emulex Corp.	*	121,300	832,118
Mitel Networks Corp. (Canada)	*†	325,870	1,036,267
NETGEAR, Inc.	*	29,800	1,000,386
Parkervision, Inc.	*†	534,972	454,726

			5,047,519

Construction & Engineering—1.8%
EMCOR Group, Inc.		40,300	1,080,443
Great Lakes Dredge & Dock Corp.		82,500	458,700
Michael Baker Corp.	*	48,845	957,850
Orion Marine Group, Inc.	*	141,000	937,650

			3,434,643

Consumer Finance—0.5%
DFC Global Corp.	*	54,000	975,240

Containers & Packaging—0.5%
AptarGroup, Inc.		17,800	928,626

		Shares	Value

Diversified Consumer Services—0.5%
Steiner Leisure Ltd. (Bahamas)	*†	21,500	$975,885

Diversified Financial Services—0.6%
Gain Capital Holdings, Inc.	†	162,000	1,085,400

Diversified Telecommunication Services—0.3%
Neutral Tandem, Inc.	*	49,800	532,362

Electric Utilities—1.4%
Portland General Electric Co.		36,800	930,672
Unisource Energy Corp.		23,900	882,388
Westar Energy, Inc.		32,400	932,472

			2,745,532

Electronic Equipment, Instruments & Components—1.7%
Fabrinet (Cayman Islands)	*†	73,400	1,004,112
InvenSense Inc.	*	36,100	359,556
OSI Systems, Inc.	*	19,400	946,332
Park Electrochemical Corp.		38,500	986,370

			3,296,370

Energy Equipment & Services—1.1%
C&J Energy Services, Inc.	*^‡	94,000	1,967,420
Vantage Drilling Co.	*†	167,700	194,532

			2,161,952

Food Products—1.8%
Cosan SA Industria e Comercio (Brazil)		64,100	927,865
Darling International, Inc.	*	63,000	837,270
Omega Protein Corp.	*	114,000	812,820
Viterra, Inc. (Canada)		82,600	870,797

			3,448,752

Health Care Equipment & Supplies—1.1%
Greatbatch, Inc.	*	47,500	1,049,750
ICU Medical, Inc.	*†	23,200	1,044,000

			2,093,750

Health Care Providers & Services—1.7%
Amsurg Corp.	*	32,300	841,092
Ensign Group, Inc. (The)		32,500	796,250
LHC Group, Inc.	*†	59,500	763,385
Mednax, Inc.	*	12,400	892,924

			3,293,651

Hotels, Restaurants & Leisure—1.1%
Gaylord Entertainment Co.	*	42,500	1,025,950
Whistler Blackcomb Holdings, Inc. (Canada)		69,700	732,064
Whistler Blackcomb Holdings, Inc. (Canada)	‡	30,100	316,142

			2,074,156

Industrial Conglomerates—0.5%
Carlisle Cos., Inc.		23,500	1,041,050

Insurance—0.5%
Platinum Underwriters Holdings Ltd. (Bermuda)		28,200	961,902

Internet & Catalog Retail—0.5%
PetMed Express, Inc.	†	91,000	944,580

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Discovery Fund		Shares	Value

COMMON STOCKS—(Continued)
Internet Software & Services—1.1%
KIT Digital, Inc.	*†	118,652	$1,002,609
XO Group, Inc.	*	127,700	1,065,018

			2,067,627

Machinery—1.1%
Altra Holdings, Inc.	*	50,000	941,500
Wabash National Corp.	*†	160,800	1,260,672

			2,202,172

Marine—0.4%
Kirby Corp.	*	12,500	823,000

Metals & Mining—2.5%
Allied Nevada Gold Corp.	*	25,400	769,112
Carpenter Technology Corp.		17,200	885,456
New Gold, Inc. (Canada)	*	75,600	762,048
Romarco Minerals, Inc. (Canada)	*	797,900	845,872
Sandstorm Gold Ltd. (Canada)	*Ω	484,700	570,935
Universal Stainless & Alloy Products, Inc.	*	26,600	993,776

			4,827,199

Oil, Gas & Consumable Fuels—3.7%
Alberta Oilsands, Inc. (Canada)	*	1,498,600	272,138
Berry Petroleum Co., Class A		21,700	911,834
BPZ Resources, Inc.	*†	324,100	920,444
Karoon Gas Australia Ltd. (Australia)	*	146,888	676,436
Oilsands Quest, Inc. (Canada)	*†‡	2,055,636	183,980
Porto Energy Corp.	*	1,634,900	192,577
Swift Energy Co.	*	36,300	1,078,836
Synergy Resources Corp.	*	330,000	933,900
Triangle Petroleum Corp.	*†	161,900	966,543
Warren Resources, Inc.	*	321,800	1,049,068

			7,185,756

Pharmaceuticals—0.6%
Medicines Co. (The)	*	58,700	1,094,168

Real Estate Investment Trusts (REITs)—2.9%
Anworth Mortgage Asset Corp. REIT		108,700	682,636
Capstead Mortgage Corp. REIT		59,400	738,936
CreXus Investment Corp. REIT		80,318	833,701
Gladstone Commercial Corp. REIT	†	55,500	974,025
Medical Properties Trust, Inc. REIT		83,900	828,093
MFA Financial, Inc. REIT		110,700	743,904
Summit Hotel Properties, Inc. REIT		87,500	826,000

			5,627,295

Real Estate Management & Development—0.4%
Brasil Brokers Participacoes SA (Brazil)		256,100	766,138

		Shares	Value

Road & Rail—0.3%
Zipcar, Inc.	*†	36,600	$491,172

Semiconductors & Semiconductor Equipment—1.4%
Cymer, Inc.	*	20,100	1,000,176
Microsemi Corp.	*	58,000	971,500
PMC—Sierra, Inc.	*	147,400	812,174

			2,783,850

Software—0.9%
JDA Software Group, Inc.	*	33,400	1,081,826
SeaChange International, Inc.	*	107,243	753,918

			1,835,744

Specialty Retail—1.9%
Cato Corp. (The), Class A		40,300	975,260
Children’s Place Retail Stores, Inc. (The)	*	14,900	791,488
Destination Maternity Corp.		69,600	1,163,712
Hot Topic, Inc.		125,300	828,233

			3,758,693

Textiles, Apparel & Luxury Goods—1.0%
G-III Apparel Group Ltd.	*	39,500	983,945
Skechers U.S.A., Inc., Class A	*	85,200	1,032,624

			2,016,569

Thrifts & Mortgage Finance—0.9%
Flushing Financial Corp.		75,117	948,728
Northwest Bancshares, Inc.		71,000	883,240

			1,831,968

Trading Companies & Distributors—2.8%
Applied Industrial Technologies, Inc.		28,200	991,794
H&E Equipment Services, Inc.	*	86,400	1,159,488
SeaCube Container Leasing Ltd.		69,800	1,033,738
TAL International Group, Inc.	†	34,453	991,902
Textainer Group Holdings Ltd.	†	39,600	1,153,152

			5,330,074

Water Utilities—0.5%
Companhia de Saneamento de Minas Gerais—Copasa MG (Brazil)		49,300	882,788

Wireless Telecommunication Services—0.5%
Leap Wireless International, Inc.	*†	101,100	939,219

TOTAL COMMON STOCKS
(Cost $89,007,302)			91,830,708

CONVERTIBLE PREFERRED STOCKS—0.6%
Leisure Equipment & Products—0.6%
Callaway Golf Co., Perpetual, Series B 7.500%		11,000	1,050,324

Real Estate Management & Development—0.0%
Grubb & Ellis Co. 12.000%	*	5,800	39,150
Grubb & Ellis Co., Perpetual 12.000%	*^	5,200	35,100

			74,250

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $2,112,130)			1,124,574

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Discovery Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—23.9%
Aerospace & Defense—0.3%
Boeing Co. (The)
1.875%	11/20/2012		$ 450,000	$454,792
Raytheon Co.
1.400%	12/15/2014		145,000	145,807

				600,599

Auto Components—0.1%
Johnson Controls, Inc.
0.843%	02/04/2014	#	290,000	289,994

Beverages—0.8%
Anheuser-Busch InBev Worldwide, Inc.
9.750%	11/17/2015	†	BRL 1,030,000	579,815
2.500%	03/26/2013		470,000	478,833
Coca-Cola Enterprises, Inc.
1.125%	11/12/2013		530,000	531,935

				1,590,583

Biotechnology—0.2%
Amgen, Inc.
1.875%	11/15/2014		330,000	334,504
Gilead Sciences, Inc.
2.400%	12/01/2014		140,000	142,621

				477,125

Capital Markets—1.2%
Goldman Sachs Group, Inc. (The)
1.435%	02/07/2014	#	570,000	533,105
Merrill Lynch & Co., Inc., Series C MTN
6.050%	08/15/2012		225,000	228,283
Morgan Stanley
1.408%	04/29/2013	#	610,000	575,075
TD Ameritrade Holding Corp.
4.150%	12/01/2014		410,000	433,622
WCI Finance LLC/WEA Finance LLC
5.400%	10/01/2012	^	450,000	461,143

				2,231,228

Chemicals—0.2%
Ecolab, Inc.
2.375%	12/08/2014		110,000	112,216
Praxair, Inc.
1.750%	11/15/2012		200,000	201,749

				313,965

Commercial Banks—3.1%
Banco Bradesco SA (Brazil)
2.561%	05/16/2014	#^	300,000	294,661
Banco de Credito del Peru (Peru)
4.750%	03/16/2016	^	420,000	423,150
Barclays Bank plc (United Kingdom)
1.438%	01/13/2014	#	520,000	504,315
BB&T Corp., Series A MTN
3.375%	09/25/2013		200,000	206,963
Capital One Financial Corp.
2.125%	07/15/2014		340,000	335,846
CIT Group, Inc.
5.250%	04/01/2014	^	285,000	285,356
HSBC Bank plc (United Kingdom)
1.625%	07/07/2014	^†	360,000	356,041

Coupon Rate	Maturity Date		Face	Value

ING Bank NV (Netherlands)
1.596%	03/15/2013	#^	$ 570,000	$556,923
KeyCorp MTN
3.750%	08/13/2015		230,000	238,703
Nordea Bank AB (Sweden)
1.301%	01/14/2014	#^	500,000	484,390
Royal Bank of Scotland plc (The) (United Kingdom)
3.250%	01/11/2014		520,000	498,521
SunTrust Bank
1.195%	06/22/2012	#	GBP 330,000	507,282
Union Bank NA, Bank Note
2.125%	12/16/2013		530,000	536,279
US Bancorp
4.200%	05/15/2014		500,000	535,615
Wachovia Bank NA, Bank Note
4.800%	11/01/2014		250,000	262,876

				6,026,921

Communications Equipment—0.4%
Cisco Systems, Inc.
0.794%	03/14/2014	#	680,000	679,927

Computers & Peripherals—0.2%
Hewlett-Packard Co.
2.109%	09/19/2014	#	300,000	298,756

Consumer Finance—2.1%
Ally Financial, Inc.
4.500%	02/11/2014		400,000	387,000
American Express Credit Corp., Series D MTN
5.125%	08/25/2014		300,000	322,496
American Honda Finance Corp.
2.375%	03/18/2013	^	200,000	202,860
Banque PSA Finance (France)
2.481%	04/04/2014	#^	540,000	500,379
Caterpillar Financial Services Corp., Series G MTN
1.375%	05/20/2014		360,000	364,720
Ford Motor Credit Co. LLC
3.875%	01/15/2015		470,000	468,578
International Lease Finance Corp.
6.500%	09/01/2014	^	200,000	205,500
John Deere Capital Corp. MTN
1.600%	03/03/2014		270,000	274,583
PACCAR Financial Corp.
1.550%	09/29/2014		210,000	212,613
PACCAR Financial Corp. MTN
0.745%	04/05/2013	#	360,000	359,775
RCI Banque SA (France)
2.261%	04/11/2014	#^	800,000	762,915

				4,061,419

Diversified Financial Services—3.4%
Bank of America Corp. MTN
4.900%	05/01/2013		225,000	225,254
Caisse Centrale Desjardins du Quebec (Canada)
1.700%	09/16/2013	^	450,000	450,929
Citigroup, Inc.
6.000%	12/13/2013		175,000	181,166
5.300%	10/17/2012		175,000	177,878
1.307%	02/15/2013	#	470,000	461,392
CME Group, Inc.
5.400%	08/01/2013		200,000	213,208
Equifax, Inc.
4.450%	12/01/2014		80,000	84,378

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Discovery Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
ERAC USA Finance LLC
2.250%	01/10/2014	^	$ 400,000	$398,536
General Electric Capital Corp.
5.900%	05/13/2014		260,000	284,898
2.800%	01/08/2013		400,000	407,702
General Electric Capital Corp. MTN
2.125%	12/21/2012		1,000,000	1,018,847
1.253%	01/15/2013	#	300,000	302,036
General Electric Capital Corp., Series A MTN
3.750%	11/14/2014		390,000	411,366
JPMorgan Chase & Co.
4.750%	05/01/2013		350,000	366,013
JPMorgan Chase & Co. MTN
1.216%	01/24/2014	#	540,000	532,148
NASDAQ OMX Group, Inc. (The)
4.000%	01/15/2015		460,000	471,688
National Rural Utilities Cooperative Finance Corp.
1.125%	11/01/2013		215,000	215,189
Western Union Co. (The)
1.114%	03/07/2013	#	390,000	390,087

				6,592,715

Diversified Telecommunication Services—0.8%
BellSouth Corp.
4.750%	11/15/2012		630,000	651,230
Cellco Partnership/Verizon Wireless Capital LLC
5.550%	02/01/2014		100,000	108,700
Telecom Italia Capital SA (Luxembourg)
5.250%	11/15/2013		105,000	100,905
Telefonica Emisiones SAU (Spain)
2.582%	04/26/2013		490,000	478,293
Verizon Communications, Inc.
1.184%	03/28/2014	#	300,000	299,810

				1,638,938

Electric Utilities—1.5%
Cia de Eletricidade do Estado da Bahia (Brazil)
11.750%	04/27/2016	^	BRL 450,000	253,317
Consumers Energy Co., Series D
5.375%	04/15/2013		275,000	289,447
Duke Energy Carolinas LLC
6.250%	01/15/2012		400,000	400,639
Georgia Power Co.
1.300%	09/15/2013		460,000	464,445
0.673%	01/15/2013	#	500,000	500,352
Midamerican Energy Holdings Co.
3.150%	07/15/2012		300,000	303,555
Public Service Electric & Gas Co., Series B MTN
5.125%	09/01/2012		700,000	719,709

				2,931,464

Electronic Equipment, Instruments & Components—0.1%
Thermo Fisher Scientific, Inc.
2.150%	12/28/2012		220,000	222,695

Food & Staples Retailing—0.3%
Safeway, Inc.
5.800%	08/15/2012		350,000	359,452

Coupon Rate	Maturity Date		Face	Value

3.400%	12/01/2016		$200,000	$205,345

				564,797

Food Products—0.6%
General Mills, Inc.
5.250%	08/15/2013		750,000	801,822
Kraft Foods, Inc.
5.250%	10/01/2013		140,000	149,400
2.625%	05/08/2013		140,000	143,075

				1,094,297

Health Care Equipment & Supplies—0.5%
DENTSPLY International, Inc.
1.957%	08/15/2013	#	280,000	282,030
Stryker Corp.
3.000%	01/15/2015		300,000	316,363
2.000%	09/30/2016		400,000	409,794

				1,008,187

Health Care Providers & Services—0.6%
Aristotle Holding, Inc.
2.750%	11/21/2014	^	500,000	506,411
Quest Diagnostics, Inc.
1.424%	03/24/2014	#	160,000	160,920
WellPoint, Inc.
2.375%	02/15/2017		465,000	464,149

				1,131,480

Independent Power Producers & Energy Traders—0.1%
AES Corp. (The)
7.750%	03/01/2014		225,000	244,125

Industrial Conglomerates—0.3%
Danaher Corp.
0.817%	06/21/2013	#	500,000	500,947

Insurance—1.6%
Allstate Corp. (The)
6.200%	05/16/2014		300,000	334,765
Berkshire Hathaway, Inc.
3.750%	08/15/2021	†	1,000,000	1,041,143
MetLife, Inc.
2.375%	02/06/2014		190,000	192,749
Metropolitan Life Global Funding I
1.141%	01/10/2014	#^	700,000	699,683
New York Life Global Funding
0.841%	04/04/2014	#^	500,000	493,809
Prudential Financial, Inc., Series D MTN
3.625%	09/17/2012		355,000	360,566

				3,122,715

IT Services—0.4%
International Business Machines Corp.
1.000%	08/05/2013		750,000	756,202

Life Sciences Tools & Services—0.2%
Howard Hughes Medical Institute
3.450%	09/01/2014		400,000	426,872

Machinery—0.1%
Case New Holland, Inc.
7.750%	09/01/2013		200,000	213,500

Media—0.1%
Viacom, Inc.
4.375%	09/15/2014		200,000	214,387

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Discovery Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Metals & Mining—0.3%
Steel Dynamics, Inc.
7.375%	11/01/2012		$375,000	$391,406
Vedanta Resources plc (United Kingdom)
6.750%	06/07/2016	^	200,000	172,000

				563,406

Multiline Retail—0.4%
Target Corp.
0.575%	07/18/2014	#	700,000	700,438

Multi-Utilities—0.2%
DTE Energy Co.
1.227%	06/03/2013	#	370,000	369,777

Oil, Gas & Consumable Fuels—1.0%
ConocoPhillips
4.750%	02/01/2014		200,000	216,111
Kinder Morgan Energy Partners LP
5.850%	09/15/2012		370,000	381,995
Kinder Morgan Kansas, Inc.
6.500%	09/01/2012		460,000	471,500
Rockies Express Pipeline LLC
3.900%	04/15/2015	^	290,000	286,794
Tesoro Corp.
6.625%	11/01/2015		140,000	143,150
XTO Energy, Inc.
7.500%	04/15/2012		390,000	397,837

				1,897,387

Personal Products—0.2%
Revlon Consumer Products Corp.
9.750%	11/15/2015		380,000	406,125

Pharmaceuticals—0.6%
Eli Lilly & Co.
3.550%	03/06/2012		100,000	100,526
Novartis Capital Corp.
4.125%	02/10/2014		100,000	107,046
Teva Pharmaceutical Finance Co. BV (Netherlands Antilles)
1.344%	11/08/2013	#	490,000	492,253
Valeant Pharmaceuticals International
6.500%	07/15/2016	^	400,000	401,500

				1,101,325

Real Estate Investment Trusts (REITs)—0.8%
HCP, Inc.
2.700%	02/01/2014		570,000	569,457
Health Care REIT, Inc.
6.000%	11/15/2013		370,000	388,405
Simon Property Group LP
4.200%	02/01/2015		90,000	95,507
Vornado Realty LP
4.250%	04/01/2015		470,000	486,779

				1,540,148

Semiconductors & Semiconductor Equipment—0.2%
Texas Instruments, Inc.
0.875%	05/15/2013		410,000	411,216

Coupon Rate	Maturity Date		Face	Value

Software—0.5%
Microsoft Corp.
2.950%	06/01/2014		$500,000	$531,447
Oracle Corp.
3.750%	07/08/2014		480,000	516,540

				1,047,987

Textiles, Apparel & Luxury Goods—0.3%
Levi Strauss & Co.
8.875%	04/01/2016	†	350,000	365,750
VF Corp.
1.245%	08/23/2013	#	300,000	300,660

				666,410

Trading Companies & Distributors—0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.
6.250%	08/20/2019		260,000	260,000

Wireless Telecommunication Services—0.1%
America Movil SAB de CV (Mexico)
3.625%	03/30/2015		130,000	136,873

TOTAL CORPORATE OBLIGATIONS
(Cost $46,185,014)				46,334,930

MORTGAGE-RELATED SECURITIES—6.1%
Commercial Mortgage-Backed Securities—0.5%
Extended Stay America Trust, Series 2010-ESHA, Class A
2.951%	11/05/2027	^	499,787	502,287
National Credit Union Administration Guaranteed Notes, Series 2010-C1, Class A1
1.600%	10/29/2020		430,001	435,816

				938,103

U.S. Government Agency Mortgage-Backed Securities—4.9%
Federal National Mortgage Association
5.000%	07/01/2035		1,682,251	1,819,519
4.000%	11/01/2040- 09/01/2041		1,255,546	1,320,747
3.500%	12/01/2020		596,082	624,380
0.595%	07/01/2016	#	1,500,000	1,514,623
Government National Mortgage Association, Series 2005-58, Class NJ
4.500%	08/20/2035		138,217	139,446
National Credit Union Administration Guaranteed Notes, Series 2010-R1, Class 1A
0.724%	10/07/2020	#	708,950	709,722
National Credit Union Administration Guaranteed Notes, Series 2010-R2, Class 1A
0.644%	11/06/2017	#	1,537,971	1,537,971
National Credit Union Administration Guaranteed Notes, Series 2011-R6, Class 1A
0.654%	05/07/2020	#	1,803,911	1,803,911

				9,470,319

U.S. Non-Agency Mortgage-Backed Securities—0.7%
Harborview Mortgage Loan Trust, Series 2005-14, Class 3A1A
2.750%	12/19/2035	#	783,246	486,069

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Discovery Fund

Coupon Rate	Maturity Date		Face	Value

MORTGAGE-RELATED SECURITIES—(Continued)
Thornburg Mortgage Securities Trust, Series 2004-1, Class II2A
1.744%	03/25/2044	#	$1,043,828	$885,693
WaMu Mortgage Pass Through Certificates, Series 2006-AR12, Class 1A1
5.933%	10/25/2036	#	121,838	83,696

				1,455,458

TOTAL MORTGAGE-RELATED SECURITIES
(Cost $12,261,966)				11,863,880

CONVERTIBLE DEBT OBLIGATIONS—0.2%
Capital Markets—0.1%
Grubb & Ellis Co.
7.950%	05/01/2015	^	299,000	192,855

Oil, Gas & Consumable Fuels—0.1%
Rentech, Inc.
4.000%	04/15/2013		148,000	145,040

TOTAL CONVERTIBLE DEBT OBLIGATIONS
(Cost $400,620)				337,895

U.S. TREASURY OBLIGATIONS—9.9%
U.S. Treasury Notes—9.9%
U.S. Treasury Note
0.376%	11/15/2014	†‡‡	6,590,000	6,595,147
0.250%	09/15/2014- 12/15/2014		5,580,000	5,563,016
0.249%	11/30/2013		6,500,000	6,501,781
0.125%	09/30/2013	‡‡	545,000	543,999

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $19,179,734)				19,203,943

GOVERNMENT RELATED OBLIGATIONS—7.9%
U.S. Government Agencies—4.7%
Federal Home Loan Banks
0.375%	11/27/2013	†	2,650,000	2,648,296
Federal Home Loan Mortgage Corp.
1.000%	07/30/2014	‡‡	2,000,000	2,022,730
0.375%	11/27/2013	†	1,800,000	1,797,943
Federal National Mortgage Association
1.125%	06/27/2014	‡‡	2,000,000	2,027,194
National Credit Union Administration Guaranteed Notes, Series A1
0.296%	06/12/2013	#	570,000	569,475
National Credit Union Administration Guaranteed Notes, Series A2
1.400%	06/12/2015		180,000	182,338

				9,247,976

U.S. Government Agencies-U.S. Government Guaranteed Bank Debt—1.6%
Ally Financial, Inc.
2.200%	12/19/2012		1,000,000	1,019,570
US Central Federal Credit Union
1.900%	10/19/2012		1,000,000	1,014,151

Coupon Rate	Maturity Date		Face	Value

Western Corporate Federal Credit Union
1.750%	11/02/2012		$1,000,000	$1,012,734

				3,046,455

Non-U.S. Government Agencies—0.4%
IPIC Ltd. MTN (Cayman Islands)
3.125%	11/15/2015	^	250,000	250,625
Korea National Oil Corp. (Korea, Republic of)
2.875%	11/09/2015	^	500,000	501,351

				751,976

Sovereign Debt—0.7%
Panama Government International Bond (Panama)
7.250%	03/15/2015		300,000	347,250
Province of Nova Scotia (Canada)
5.750%	02/27/2012		1,000,000	1,006,872

				1,354,122

U.S. Municipal Bonds—0.5%
Citizens Property Insurance Corp. Revenue Bonds, Series 2007-A (Florida)
5.000%	03/01/2013		150,000	156,626
State of Louisiana General Obligation Bonds, Series 2011-B (Louisiana)
1.007%	07/15/2014	#	670,000	670,750
University of California Revenue Bonds (California)
1.988%	05/15/2050	#	180,000	183,141

				1,010,517

TOTAL GOVERNMENT RELATED OBLIGATIONS
(Cost $15,346,236)				15,411,046

ASSET-BACKED SECURITIES—1.4%
Automobile—0.5%
Hyundai Capital Auto Funding Ltd. (Cayman Islands) Series 2010-8A, Class A
1.285%	09/20/2016	#^	950,000	955,216

Other—0.3%
MMAF Equipment Finance LLC Series 2011-AA, Class A3
1.270%	09/15/2015	^	580,000	579,954

Student Loan—0.6%
National Credit Union Administration Guaranteed Notes Series 2010-A1, Class A
0.624%	12/07/2020	#	1,192,346	1,195,815

TOTAL ASSET-BACKED SECURITIES
(Cost $2,718,154)				2,730,985

			Shares	Value
WARRANTS—0.0%
Food Products—0.0%
Kulim Malaysia BHD (Malaysia), Expires 02/27/2016, Strike MYR 3.85		*	60,350	20,561

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Discovery Fund		Shares	Value

WARRANTS—(Continued)
Metals & Mining—0.0%
Sandstorm Gold Ltd. (Canada), Expires 10/19/2015, Strike CAD 1.00	*Ω	189,250	$107,745

TOTAL WARRANTS
(Cost $—)			128,306

MONEY MARKET FUNDS—12.8%
Institutional Money Market Funds—12.8%
Dreyfus Institutional Cash Advantage Fund, 0.06%	††¥	3,000,000	3,000,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.23%		¥6,824,883	6,824,883
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.23%	††¥	2,935,954	2,935,954
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.17%	††¥	3,000,000	3,000,000
Short-Term Investments Trust Liquid Assets Portfolio, 0.16%	††¥	3,000,000	3,000,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.11%	††¥	3,000,000	3,000,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.08%	††¥	3,000,000	3,000,000

TOTAL MONEY MARKET FUNDS
(Cost $24,760,837)			24,760,837

TOTAL INVESTMENTS—110.2%
(Cost $211,971,993)			213,727,104
Other assets less liabilities—(10.2%)			(19,855,422)

NET ASSETS—100.0%			$193,871,682

Notes to the Schedule of Investments:

BRL	Brazilian Real
CAD	Canadian Dollar
GBP	British Pound Sterling
MTN	Medium Term Note
MYR	Malaysian Ringgit
REIT	Real Estate Investment Trust
#	Rate is subject to change. Rate shown reflects current rate.
*	Non-income producing.
^	Securities are not registered under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, generally to qualified institutional buyers under Securities Act Rule 144A. Such securities are considered illiquid unless deemed liquid by a subadviser under the liquidity procedures adopted by the Board of Directors. The total market value of 144A securities was $13,181,105, which represented 6.8% of Net Assets. The illiquid 144A securities represented 1.3% of Net Assets, and 18.6% of total 144A securities held.
†	Denotes all or a portion of the security on loan.
††	Represents reinvestment of collateral received in conjunction with securities lending.
‡	Security valued at fair value as determined by policies approved by the Board of Directors.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.
Ω	The aggregate value of restricted securities (excluding 144A issues) at period end amounted to $678,680, which represents 0.35% of Net Assets.

Additional information on each holding is as follows.

Security	Acquisition Date	Acquisition Cost
Sandstorm Gold Ltd.	10/15/2010 - 12/06/2010	$346,434
Sandstorm Gold Ltd.	10/19/2010	$—

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2011

Vantagepoint International Fund		Shares	Value

COMMON STOCKS—96.6%
Australia—5.1%
AMP Ltd.		896,104	$3,723,855
Coca-Cola Amatil Ltd.	†	376,382	4,422,303
Cochlear Ltd.	†	29,000	1,841,822
CSL Ltd.	†	179,300	5,845,685
Iluka Resources Ltd.	†	356,000	5,638,696
Lend Lease Group		213,600	1,564,189
Newcrest Mining Ltd.		55,800	1,700,511
QBE Insurance Group Ltd.	†	582,880	7,714,063
Regis Resources Ltd.	*†	692,600	2,407,204
Sigma Pharmaceuticals Ltd.	†	3,920,100	2,207,542
Suncorp Group Ltd.		410,300	3,506,888
Telstra Corp. Ltd.		2,892,684	9,838,084
Treasury Wine Estates Ltd.		199,083	750,559
Wesfarmers Ltd.		39,548	1,191,334
Woodside Petroleum Ltd.		101,701	3,183,555
Woolworths Ltd.		110,500	2,836,355

			58,372,645

Belgium—1.3%
Anheuser-Busch InBev NV		161,005	9,826,661
Colruyt SA		80,000	3,022,313
Tessenderlo Chemie NV		55,000	1,457,729

			14,306,703

Brazil—1.8%
CCR SA		260,000	1,703,364
Cia de Bebidas das Americas ADR		50,800	1,833,372
Cia Siderurgica Nacional SA ADR		117,600	961,968
CPFL Energia SA ADR		67,000	1,890,070
Itau Unibanco Holding SA ADR		24,900	462,144
Itausa—Investimentos Itau SA		387,560	2,343,749
Petroleo Brasileiro SA ADR		177,000	4,157,730
Petroleo Brasileiro SA		149,800	1,725,882
Redecard SA		157,200	2,460,082
Vale SA ADR		19,400	416,130
Vale SA ADR		125,300	2,581,180

			20,535,671

Canada—5.1%
Aecon Group, Inc.		204,200	2,096,620
AuRico Gold, Inc.	*	245,500	1,973,639
Barrick Gold Corp.		53,400	2,419,053
BCE, Inc.		212,100	8,842,098
Canadian National Railway Co.		508	39,909
Canadian Pacific Railway Ltd.	†	114,035	7,716,748
Centerra Gold, Inc.		71,400	1,261,546
Dundee Corp., Class A	*	100,200	2,320,214
Enbridge, Inc.		59,700	2,232,121
Endeavour Silver Corp.	*	239,800	2,327,973
Gibson Energy, Inc.		127,200	2,374,816
Goldcorp, Inc.		40,500	1,797,306
Husky Energy, Inc.		82,400	1,985,688
Metro, Inc., Class A		33,800	1,791,607
National Bank of Canada		35,100	2,485,511
Neo Material Technologies, Inc.	*	371,000	2,669,379

	Shares	Value

Rogers Communications, Inc., Class B	70,300	$2,708,491
Suncor Energy, Inc.	184,800	5,329,496
Trinidad Drilling Ltd.	226,800	1,729,802
Wajax Corp.	60,000	2,271,018
Yamana Gold, Inc.	118,100	1,741,214

		58,114,249

Chile—0.2%
Enersis SA ADR	131,700	2,321,871

China—1.8%
Baidu, Inc. ADR *	50,804	5,917,142
China Construction Bank Corp., H Shares	4,410,600	3,063,650
China Shenhua Energy Co. Ltd., H Shares †	977,866	4,228,556
China Shipping Development Co. Ltd., H Shares	168,000	104,498
Hengan International Group Co. Ltd.	142,500	1,328,563
Industrial & Commercial Bank of China, H Shares	4,597,715	2,715,672
Tencent Holdings Ltd.	47,000	941,098
Want Want China Holdings Ltd. †	1,999,000	1,991,167

		20,290,346

Denmark—1.2%
Coloplast A/S, Class B	13,300	1,908,539
Novo Nordisk A/S, Class B	65,600	7,536,339
Topdanmark A/S *	14,050	2,185,657
Tryg A/S	36,100	1,999,719

		13,630,254

Finland—0.3%
Kesko Oyj, Class B	42,600	1,428,048
Kone Oyj, Class B	36,000	1,863,734

		3,291,782

France—8.9%
Accor SA	7,986	201,259
Air Liquide SA	10,570	1,305,158
Carrefour SA	381,527	8,680,418
Cie de Saint-Gobain	192,804	7,370,074
Cie Generale d’Optique Essilor International SA	62,000	4,370,478
Danone SA	111,249	6,981,147
Dassault Systemes SA	25,500	2,037,007
France Telecom SA	608,566	9,525,061
L’Oreal SA	37,000	3,853,541
LVMH Moet Hennessy Louis Vuitton SA	9,408	1,325,255
Pernod-Ricard SA	47,470	4,393,771
Rallye SA	67,900	1,892,765
Sanofi	229,882	16,803,843
Schneider Electric SA	56,315	2,944,224
Societe Generale SA	170,549	3,764,975
Technip SA	37,342	3,500,810
Total SA	216,369	11,040,852
Unibail-Rodamco SE (Paris Exchange) REIT	31,222	5,587,902
Valeo SA	44,200	1,749,260
Vallourec SA	20,000	1,291,938
Vivendi SA	86,300	1,883,888

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint International Fund		Shares	Value

COMMON STOCKS—(Continued)
Zodiac Aerospace		9,438	$797,308

			101,300,934

Germany—4.8%
Adidas AG		55,600	3,612,503
Allianz SE (Registered)		15,412	1,471,910
Bayer AG		74,112	4,733,046
Bayerische Motoren Werke AG		37,400	2,500,120
Beiersdorf AG		50,861	2,882,240
Brenntag AG		31,475	2,926,926
Daimler AG (Registered)		40,698	1,782,919
Delticom AG		19,200	1,653,967
Duerr AG		59,900	2,632,327
Linde AG		55,674	8,273,850
Muenchener Rueckversicherungs AG (Registered)		12,441	1,524,554
RWE AG		300,483	10,547,972
SAP AG		69,100	3,654,812
Suedzucker AG		66,000	2,102,478
TAG Immobilien AG	*	250,900	1,998,859
Volkswagen AG		21,000	2,811,382

			55,109,865

Greece—0.2%
Hellenic Petroleum SA		231,638	1,905,994
Motor Oil Hellas Corinth Refineries SA		63,400	484,410

			2,390,404

Hong Kong—5.0%
AIA Group Ltd.		1,929,400	6,006,072
Beijing Enterprises Holdings Ltd.	†	485,399	2,906,113
Belle International Holdings Ltd.		809,837	1,406,905
BOC Hong Kong Holdings Ltd.		394,745	931,459
China Merchants Holdings International Co. Ltd.	†	598,000	1,729,610
China Mobile Ltd.		796,634	7,739,768
China Resources Land Ltd.	†	806,000	1,289,235
China Resources Power Holdings Co. Ltd.		900,000	1,732,859
CLP Holdings Ltd.		480,000	4,078,020
CNOOC Ltd.		2,511,000	4,378,543
Galaxy Entertainment Group Ltd.	*†	1,586,642	2,884,193
Hang Seng Bank Ltd.	†	151,194	1,790,955
Henderson Land Development Co. Ltd.	†	294,999	1,461,352
Hong Kong & China Gas Co. Ltd.		894,300	2,070,637
Hongkong Land Holdings Ltd.		242,970	1,101,235
Jardine Matheson Holdings Ltd.		45,200	2,123,623
Link (The) REIT		596,000	2,191,906
MGM China Holdings Ltd.	*	415,100	540,008
NWS Holdings Ltd.		723,596	1,063,931
Sino Land Co. Ltd.		1,839,838	2,614,464

		Shares	Value

SmarTone Telecommunications Holding Ltd.	†	1,284,500	$2,214,803
Sun Hung Kai Properties Ltd.		381,954	4,773,247

			57,028,938

India—0.7%
Axis Bank Ltd., Reg S GDR		129,309	1,951,375
ICICI Bank Ltd. ADR		47,400	1,252,782
Larsen & Toubro Ltd. GDR		23,728	446,561
Larsen & Toubro Ltd. GDR		79,960	1,496,858
Larsen & Toubro Ltd. GDR		3,057	58,421
Tata Motors Ltd. ADR		144,300	2,438,670

			7,644,667

Indonesia—0.3%
Astra International Tbk PT		221,000	1,800,950
Perusahaan Gas Negara PT		5,990,500	2,095,373

			3,896,323

Ireland—0.6%
Accenture plc, Class A		23,318	1,241,217
Shire plc		84,359	2,931,821
WPP plc		236,773	2,483,098

			6,656,136

Israel—0.8%
Bank Hapoalim BM		605,730	1,980,735
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.		66,215	2,054,219
Teva Pharmaceutical Industries Ltd. ADR		136,400	5,505,104

			9,540,058

Italy—2.3%
Banca Generali SpA		81,223	755,084
Enel SpA		706,518	2,866,156
ENI SpA		434,069	8,949,476
Fiat Industrial SpA	*	265,393	2,260,994
Intesa Sanpaolo SpA		2,594,370	4,320,965
Saipem SpA		141,644	5,992,076
Sorin SpA	*	505,648	774,413

			25,919,164

Japan—17.4%
Aeon Mall Co. Ltd.		116,500	2,471,516
Aisin Seiki Co. Ltd.		72,100	2,043,323
AOC Holdings, Inc.		216,900	1,313,325
Canon, Inc.	†	341,000	15,006,500
Central Japan Railway Co.		273	2,303,924
Chugai Pharmaceutical Co. Ltd.	†	167,200	2,756,035
Daikin Industries Ltd.		98,000	2,675,118
Daito Trust Construction Co. Ltd.		50,200	4,298,458
Denso Corp.		103,000	2,829,497
FANUC Corp.		32,500	4,957,298
Geo Holdings Corp.	†	1,145	1,185,052
Hokuetsu Kishu Paper Co. Ltd.		341,000	2,289,941
Honda Motor Co. Ltd.		295,100	8,989,012
HOYA Corp.		164,900	3,545,205
INPEX Corp.		590	3,714,775

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint International Fund		Shares	Value

COMMON STOCKS—(Continued)
ITOCHU Corp.		226,000	$2,291,518
Japan Tobacco, Inc.		1,589	7,472,295
JX Holdings, Inc.		270,000	1,629,341
Kao Corp.		550,700	15,026,409
KDDI Corp.		309	1,984,492
Keyence Corp.		14,720	3,548,105
Komatsu Ltd.		188,300	4,390,762
Mitsubishi Estate Co. Ltd.		208,000	3,101,573
Mitsubishi UFJ Financial Group, Inc.		637,000	2,696,728
Nippon Shokubai Co. Ltd.		116,000	1,242,788
Nippon Telegraph & Telephone Corp.		128,427	6,538,209
Nissan Motor Co. Ltd.		300,000	2,686,528
Okinawa Electric Power Co., Inc. (The)		24,400	1,040,029
Seven & I Holdings Co. Ltd.		451,200	12,574,818
Shimamura Co. Ltd.		27,000	2,758,723
Shin-Etsu Chemical Co. Ltd.		126,800	6,228,391
Ship Healthcare Holdings, Inc.		78,700	1,717,375
Siix Corp.		233,900	2,965,948
Softbank Corp.		146,400	4,299,486
Sumitomo Corp.		415,700	5,619,074
Sumitomo Mitsui Financial Group, Inc.		108,291	3,003,211
Sumitomo Osaka Cement Co. Ltd.		641,000	1,746,000
Sumitomo Precision Products Co. Ltd.	†	328,000	2,014,114
Takeda Pharmaceutical Co. Ltd.		237,000	10,410,341
Tokio Marine Holdings, Inc.		521,200	11,541,369
Tosoh Corp.		823,000	2,187,026
Toyota Motor Corp.		269,200	8,901,668
Unipres Corp.		167,200	4,779,347
Universal Entertainment Corp.	†	82,600	2,266,082
Yorozu Corp.	†	68,000	1,545,889

			198,586,618

Kazakhstan—0.1%
KazMunaiGas Exploration Production GDR		82,959	1,237,212

Korea, Republic of—2.2%
Dongbu Insurance Co. Ltd.		49,100	2,281,690
Hyundai Motor Co.		31,800	5,890,240
Hyundai Wia Corp.	*	16,900	2,094,714
KB Financial Group, Inc.	*	53,159	1,675,062
Kia Motors Corp.		110,400	6,406,262
NHN Corp.	*	9,304	1,705,193
Samsung Electronics Co., Ltd.		3,654	3,361,088
SK Holdings Co. Ltd.	*	15,000	1,576,631

			24,990,880

Macau—1.1%
Sands China Ltd.	*	3,291,921	9,235,779

		Shares	Value

Wynn Macau Ltd.		1,403,077	$3,502,589

			12,738,368

Malaysia—0.1%
Maxis Bhd		880,500	1,521,468

Mexico—0.3%
Fresnillo plc		69,500	1,646,781
Grupo Mexico SAB de CV		826,696	2,173,567

			3,820,348

Netherlands—4.3%
Akzo Nobel NV		47,854	2,306,064
European Aeronautic Defence and Space Co. NV		69,800	2,173,505
Koninklijke Ahold NV		886,261	11,911,877
Koninklijke Vopak NV		26,010	1,371,583
Reed Elsevier NV		534,806	6,222,687
Royal Dutch Shell plc, Class A		354,995	12,939,866
Royal Dutch Shell plc, Class B		67,900	2,582,772
Unilever NV CVA		288,868	9,932,307

			49,440,661

Norway—0.4%
Statoil ASA		92,700	2,374,074
Yara International ASA		50,400	2,011,951

			4,386,025

Peru—0.2%
Credicorp Ltd.		23,556	2,578,675

Philippines—0.2%
Philippine Long Distance Telephone Co. ADR		40,700	2,345,134

Portugal—0.3%
Jeronimo Martins SGPS SA	*	190,200	3,141,609

Russia—0.4%
Gazprom OAO ADR		308,410	3,285,781
Lukoil OAO ADR		27,100	1,441,720

			4,727,501

Singapore—2.2%
Biosensors International Group Ltd.	*	3,929,800	4,325,728
City Developments Ltd.		86,049	589,709
DBS Group Holdings Ltd.		410,697	3,645,462
Genting Singapore plc	*	1,235,658	1,437,806
Singapore Telecommunications Ltd.		1,787,000	4,256,186
United Overseas Bank Ltd.		686,236	8,075,999
Wilmar International Ltd.		562,000	2,166,508

			24,497,398

South Africa—0.3%
Sasol Ltd.		37,270	1,774,164
Tiger Brands Ltd.		68,127	2,116,609

			3,890,773

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint International Fund		Shares	Value

COMMON STOCKS—(Continued)
Spain—2.4%
ACS Actividades de Construccion y Servicios SA	†	63,700	$1,880,789
Gas Natural SDG SA	†	126,500	2,168,067
Grifols SA	*†	52,150	873,813
Iberdrola SA		1,214,440	7,585,919
Inditex SA		77,800	6,351,194
Telefonica SA		505,627	8,711,022

			27,570,804

Sweden—1.4%
Castellum AB		197,600	2,445,190
Hennes & Mauritz AB, Class B		130,300	4,180,018
Investor AB, Class B		106,500	1,980,766
Kinnevik Investment AB, Class B		99,200	1,928,100
Kungsleden AB		288,700	1,924,550
NCC AB, Class B		61,788	1,082,355
Sandvik AB		76,324	933,096
Skanska AB, Class B		62,985	1,039,555

			15,513,630

Switzerland—6.3%
Adecco SA (Registered)	*	46,116	1,921,943
Compagnie Financiere Richemont SA (A Bearer Shares)		80,994	4,074,218
Givaudan SA (Registered)	*	2,097	1,992,629
Nestle SA (Registered)		213,277	12,247,117
Novartis AG (Registered)		395,334	22,570,836
Roche Holding AG (Genusschein)		13,000	2,198,539
SGS SA (Registered)		3,743	6,173,486
Swatch Group AG (The) (Bearer)		11,817	4,398,491
Swiss Life Holding AG (Registered)	*	23,040	2,110,198
Swiss Re AG	*	47,700	2,425,055
Xstrata plc		139,600	2,125,432
Zurich Financial Services AG (Registered)	*	40,699	9,169,784

			71,407,728

Taiwan—0.8%
Chunghwa Telecom Co. Ltd.		425,290	1,404,971
HTC Corp.		76,800	1,258,810
Taiwan Semiconductor Manufacturing Co. Ltd. ADR		320,300	4,135,073
Taiwan Semiconductor Manufacturing Co. Ltd.		1,059,000	2,646,017

			9,444,871

Thailand—0.3%
Kasikornbank PCL		402,000	1,551,335
PTT PCL	‡	234,800	2,362,303

			3,913,638

		Shares	Value

Turkey—0.3%
Tupras Turkiye Petrol Rafinerileri AS		69,145	$1,456,362
Turkiye Garanti Bankasi AS		487,042	1,514,148

			2,970,510

United Kingdom—14.5%
Anglo American plc		122,654	4,530,860
AstraZeneca plc (London Exchange)		147,099	6,794,800
BAE Systems plc		472,200	2,086,568
BG Group plc		310,431	6,631,936
BHP Billiton plc		84,300	2,464,568
BP plc		2,424,836	17,272,808
BT Group plc		868,480	2,574,335
Cairn Energy plc	*	615,660	2,531,164
Centrica plc		849,000	3,813,284
Debenhams plc		4,077,263	3,700,649
Diageo plc		36,032	787,303
Drax Group plc		156,000	1,319,386
Enterprise Inns plc	*	1,017,399	442,281
GlaxoSmithKline plc		601,041	13,695,277
Hochschild Mining plc		268,900	1,612,657
HSBC Holdings plc (London Exchange)		852,914	6,511,186
Imperial Tobacco Group plc		203,916	7,716,289
Intermediate Capital Group plc		1,220,132	4,331,854
Johnson Matthey plc		34,728	989,472
Land Securities Group plc REIT		180,949	1,784,696
Legal & General Group plc		1,263,863	2,019,749
Old Mutual plc		1,196,200	2,516,006
Petropavlovsk plc		210,378	2,013,242
Prudential plc		59,655	590,237
Reckitt Benckiser Group plc		87,881	4,334,293
Rio Tinto plc		47,852	2,337,405
SABMiller plc		88,745	3,119,970
Smith & Nephew plc		394,900	3,832,456
Standard Chartered plc (London Exchange)		228,444	4,996,647
Tate & Lyle plc		113,588	1,241,803
Tesco plc		2,443,142	15,286,348
Unilever plc		358,295	12,015,100
Vodafone Group plc		5,368,230	14,967,200
Wm Morrison Supermarkets plc		850,000	4,299,292

			165,161,121

United States—0.7%
Boart Longyear Ltd.		831,759	2,366,149
Schlumberger Ltd.		43,233	2,953,246
Synthes, Inc.	^	12,800	2,142,460

			7,461,855

TOTAL COMMON STOCKS
(Cost $1,125,342,971)			1,101,696,837

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint International Fund		Shares	Value

MONEY MARKET FUNDS—6.7%
Institutional Money Market Funds—6.7%
Dreyfus Institutional Cash Advantage Fund, 0.06%	††¥	7,000,000	$7,000,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.23%		¥33,207,405	33,207,405
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.23%	††¥	7,926,698	7,926,698
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.17%	††¥	7,000,000	7,000,000
Short-Term Investments Trust Liquid Assets Portfolio, 0.16%	††¥	7,000,000	7,000,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.11%	††¥	7,000,000	7,000,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.08%	††¥	7,000,000	7,000,000

TOTAL MONEY MARKET FUNDS
(Cost $76,134,103)			76,134,103

TOTAL INVESTMENTS—103.3%
(Cost $1,201,477,074)			1,177,830,940
Other assets less liabilities—(3.3%)			(37,867,281)

NET ASSETS—100.0%			$1,139,963,659

Notes to the Schedule of Investments:

ADR	American Depositary Receipt
CVA	Dutch Certificate of Shares
GDR	Global Depositary Receipt
Reg S	Security purchased outside the United States and is not registered under the Securities Act of 1933. This security may be resold in the United States only if the offer and sale are made pursuant to such registration or are exempt from registration.
REIT	Real Estate Investment Trust
†	Denotes all or a portion of the security on loan.
*	Non-income producing.
‡	Security valued at fair value as determined by policies approved by the Board of Directors.
^	Securities are not registered under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, generally to qualified institutional buyers under Securities Act Rule 144A. Such securities are considered illiquid unless deemed liquid by a subadviser under the liquidity procedures adopted by the Board of Directors. The total market value of illiquid 144A securities was $2,142,460, which represented 0.2% of Net Assets.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint International Fund
Percentage of Portfolio by Industry (unaudited):

COMMON STOCKS
Oil, Gas & Consumable Fuels	10.0%
Pharmaceuticals	8.4%
Food & Staples Retailing	6.2%
Commercial Banks	5.6%
Insurance	5.3%
Diversified Telecommunication Services	4.7%
Food Products	4.5%
Automobiles	3.9%
Metals & Mining	3.9%
Wireless Telecommunication Services	3.3%
Chemicals	2.7%
Real Estate Management & Development	2.6%
Beverages	2.2%
Personal Products	2.0%
Electric Utilities	1.7%
Health Care Equipment & Supplies	1.7%
Machinery	1.6%
Hotels, Restaurants & Leisure	1.6%
Specialty Retail	1.5%
Multi-Utilities	1.3%
Auto Components	1.3%
Tobacco	1.3%
Office Electronics	1.3%
Energy Equipment & Services	1.2%
Textiles, Apparel & Luxury Goods	1.2%
Trading Companies & Distributors	1.1%
Road & Rail	0.9%
Electronic Equipment, Instruments & Components	0.9%
Semiconductors & Semiconductor Equipment	0.9%
Building Products	0.9%
Construction & Engineering	0.9%
Real Estate Investment Trusts (REITs)	0.8%
Internet Software & Services	0.8%
Media	0.8%
Industrial Conglomerates	0.7%
Professional Services	0.7%
Biotechnology	0.6%
Aerospace & Defense	0.6%
Gas Utilities	0.6%
Capital Markets	0.6%
Software	0.5%
Household Products	0.4%
Transportation Infrastructure	0.4%
Multiline Retail	0.3%
Independent Power Producers & Energy Traders	0.3%
Health Care Providers & Services	0.3%

Diversified Financial Services	0.3%
IT Services	0.3%
Electrical Equipment	0.3%
Construction Materials	0.2%
Leisure Equipment & Products	0.2%
Paper & Forest Products	0.2%
Communications Equipment	0.1%
Marine	0.0%

TOTAL COMMON STOCKS	96.6%

MONEY MARKET FUNDS
Institutional Money Market Funds	6.7%

TOTAL INVESTMENTS	103.3%
Other assets less liabilities	(3.3)%

TOTAL NET ASSETS	100.0%

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2011

Vantagepoint Diversifying Strategies Fund		Shares	Value

COMMON STOCKS—2.5%
Capital Markets—0.2%
Franklin Resources, Inc.		10,800	$1,037,448
T. Rowe Price Group, Inc.		12,000	683,400

			1,720,848

Electrical Equipment—0.1%
ABB Ltd. (Registered) (Switzerland)	*	30,000	563,588

Energy Equipment & Services—0.3%
National Oilwell Varco, Inc.		37,000	2,515,630

Food Products—0.1%
Nestle SA (Registered) (Switzerland)		10,200	585,720

Household Products—0.1%
Unicharm Corp. (Japan)		15,000	739,563

Metals & Mining—0.1%
Barrick Gold Corp. (Canada)		26,000	1,177,816

Pharmaceuticals—0.6%
Novo Nordisk A/S, Class B (Denmark)		34,600	3,974,960
Sawai Pharmaceutical Co. Ltd. (Japan)		9,900	1,027,052

			5,002,012

Semiconductors & Semiconductor Equipment—0.1%
ARM Holdings plc (United Kingdom)		67,823	626,038

Software—0.6%
Microsoft Corp.		75,000	1,947,000
SAP AG (Germany)		65,600	3,469,692

			5,416,692

Textiles, Apparel & Luxury Goods—0.3%
Swatch Group AG (The) (Bearer) (Switzerland)		718	267,252
Swatch Group AG (The) (Registered) (Switzerland)		37,330	2,475,497

			2,742,749

TOTAL COMMON STOCKS
(Cost $20,571,819)			21,090,656

CONVERTIBLE PREFERRED STOCKS—1.1%
Communications Equipment—0.2%
Lucent Technologies Capital Trust I 7.750%		3,000	1,842,000

Electric Utilities—0.2%
NextEra Energy, Inc. 7.000%		35,000	1,865,500

Food Products—0.2%
Bunge Ltd., Perpetual (Bermuda) 4.875%		11,195	1,052,330

Oil, Gas & Consumable Fuels—0.4%
Apache Corp., Series D 6.000%		54,900	2,979,972

			Shares	Value

Chesapeake Energy Corp., Perpetual 5.750%		^	235	$236,234

				3,216,206

Wireless Telecommunication Services—0.1%
Crown Castle International Corp. 6.250%			16,700	1,035,400

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $10,273,783)				9,011,436

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—34.5%
Aerospace & Defense—0.3%
General Dynamics Corp.
4.250%	05/15/2013	§	$980,000	1,028,151
Lockheed Martin Corp.
2.125%	09/15/2016		870,000	872,391
Raytheon Co.
1.400%	12/15/2014	§	875,000	879,872

				2,780,414

Auto Components—0.1%
Johnson Controls, Inc.
0.843%	02/04/2014	#§	770,000	769,985

Beverages—1.1%
Anheuser-Busch InBev Worldwide, Inc.
9.750%	11/17/2015	BRL	2,600,000	1,463,611
3.000%	10/15/2012	§	910,000	924,423
2.500%	03/26/2013		1,240,000	1,263,304
1.304%	03/26/2013	#§	1,900,000	1,909,842
Coca-Cola Enterprises, Inc.
1.125%	11/12/2013	§	1,220,000	1,224,453
Diageo Capital plc (United Kingdom)
5.125%	01/30/2012	§	2,700,000	2,706,427

				9,492,060

Biotechnology—0.5%
Amgen, Inc.
2.300%	06/15/2016		750,000	755,919
1.875%	11/15/2014		970,000	983,239
Genzyme Corp.
3.625%	06/15/2015		730,000	780,055
Gilead Sciences, Inc.
2.400%	12/01/2014		420,000	427,863
Life Technologies Corp.
3.500%	01/15/2016	§	1,500,000	1,507,672

				4,454,748

Capital Markets—1.2%
Bank of New York Mellon Corp. (The) MTN
0.709%	01/31/2014	#§	2,750,000	2,741,544
Bear Stearns Cos. LLC (The), Series B MTN
6.950%	08/10/2012		2,000,000	2,074,364
Merrill Lynch & Co., Inc., Series C MTN
6.050%	08/15/2012		650,000	659,485
Morgan Stanley
1.408%	04/29/2013	#§	3,300,000	3,111,062
TD Ameritrade Holding Corp.
4.150%	12/01/2014		760,000	803,787

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
WT Finance Aust Pty Ltd./Westfield Capital/WEA Finance LLC (Australia)
5.125%	11/15/2014	^	$400,000	$419,364

				9,809,606

Chemicals—0.7%
Airgas, Inc.
2.850%	10/01/2013	§	1,270,000	1,294,369
Dow Chemical Co. (The)
4.850%	08/15/2012		3,100,000	3,172,019
Ecolab, Inc.
2.375%	12/08/2014	§	600,000	612,086
Ferro Corp.
7.875%	08/15/2018		650,000	656,500

				5,734,974

Commercial Banks—5.0%
Banco Bradesco SA (Brazil)
2.561%	05/16/2014	#^§	1,000,000	982,203
Banco de Credito del Peru (Peru)
4.750%	03/16/2016	^	1,390,000	1,400,425
Banco do Brasil SA (Brazil)
4.500%	01/22/2015	^§	1,200,000	1,246,800
Banco do Nordeste do Brasil SA (Brazil)
3.625%	11/09/2015	^	1,320,000	1,323,300
Bank of Nova Scotia (Canada)
2.250%	01/22/2013		2,000,000	2,027,856
Barclays Bank plc (United Kingdom)
3.900%	04/07/2015		925,000	929,656
1.438%	01/13/2014	#§	2,510,000	2,434,291
BB&T Corp.
1.125%	04/28/2014	#	850,000	840,009
BB&T Corp., Series A MTN
3.375%	09/25/2013		400,000	413,926
Capital One Financial Corp.
2.125%	07/15/2014	§	1,780,000	1,758,254
CBQ Finance Ltd. (Bermuda)
5.000%	11/18/2014	^	750,000	787,106
CIT Group, Inc.
7.000%	05/01/2015		950,000	953,087
5.250%	04/01/2014	^	350,000	350,438
Credit Suisse (Switzerland)
1.361%	01/14/2014	#§	4,440,000	4,299,763
ICICI Bank Ltd. (India)
5.500%	03/25/2015	^	450,000	450,445
KeyCorp MTN
3.750%	08/13/2015		630,000	653,839
Royal Bank of Canada (Canada)
1.125%	01/15/2014		2,330,000	2,336,447
Royal Bank of Scotland plc (The) (United Kingdom)
3.250%	01/11/2014	§	2,860,000	2,741,865
Societe Generale SA (France)
1.862%	12/13/2013	#^§	1,000,000	923,881
SunTrust Bank GA, Bank Note
0.589%	05/21/2012	#§	1,250,000	1,247,040
Toronto-Dominion Bank (The) (Canada)
2.500%	07/14/2016		2,100,000	2,144,039
0.701%	07/14/2014	#§	1,320,000	1,319,549
Union Bank NA
1.478%	06/06/2014	#§	1,360,000	1,340,970

Coupon Rate	Maturity Date		Face	Value

Union Bank NA, Bank Note
2.125%	12/16/2013	§	$1,560,000	$1,578,481
US Bancorp
4.200%	05/15/2014		800,000	856,984
2.000%	06/14/2013	§	1,500,000	1,525,014
US Bancorp MTN
1.375%	09/13/2013		1,000,000	1,006,506
Wachovia Bank NA, Bank Note
4.800%	11/01/2014	§	1,390,000	1,461,588
Wachovia Corp. MTN
0.619%	08/01/2013	#§	2,250,000	2,227,610
Westpac Banking Corp. (Australia)
2.250%	11/19/2012		700,000	707,111

				42,268,483

Commercial Services & Supplies—0.1%
Corrections Corp. of America
6.250%	03/15/2013		815,000	817,038

Communications Equipment—1.0%
Cisco Systems, Inc.
1.625%	03/14/2014		3,560,000	3,628,676
0.794%	03/14/2014	#	4,500,000	4,499,518

				8,128,194

Computers & Peripherals—0.5%
Hewlett-Packard Co.
4.250%	02/24/2012		1,929,000	1,937,630
2.350%	03/15/2015	§	1,200,000	1,195,104
2.109%	09/19/2014	#§	900,000	896,267

				4,029,001

Construction Materials—0.2%
CRH America, Inc.
6.950%	03/15/2012	§	1,400,000	1,414,046

Consumer Finance—2.1%
Ally Financial, Inc.
4.500%	02/11/2014	§	1,000,000	967,500
American Express Credit Corp.
1.424%	06/24/2014	#§	1,570,000	1,540,958
American Express Credit Corp. MTN
1.985%	06/19/2013	#§	1,400,000	1,403,192
Banque PSA Finance (France)
2.481%	04/04/2014	#^§	1,360,000	1,260,214
Caterpillar Financial Services Corp., Series G MTN
1.375%	05/20/2014	§	3,200,000	3,241,955
Ford Motor Credit Co. LLC
3.875%	01/15/2015	§	1,460,000	1,455,582
HSBC Finance Corp.
0.653%	01/15/2014	#§	1,500,000	1,382,479
International Lease Finance Corp.
6.500%	09/01/2014	^	600,000	616,500
John Deere Capital Corp. MTN
1.600%	03/03/2014		2,720,000	2,766,167
0.747%	03/03/2014	#§	680,000	678,532
John Deere Capital Corp., Series D MTN
5.350%	01/17/2012	§	2,150,000	2,154,855
PACCAR Financial Corp.
1.550%	09/29/2014		710,000	718,835

				18,186,769

Containers & Packaging—0.0%
Bemis Co., Inc.
5.650%	08/01/2014		290,000	314,020

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Diversified Financial Services—2.3%
Bank of America Corp.
1.040%	09/11/2012	#§	$1,300,000	$1,263,024
Bank of America Corp. MTN
4.900%	05/01/2013		650,000	650,733
Citigroup, Inc.
6.000%	12/13/2013		475,000	491,735
5.300%	10/17/2012		475,000	482,811
2.453%	08/13/2013	#§	1,530,000	1,502,440
1.307%	02/15/2013	#§	1,210,000	1,187,840
CME Group, Inc.
5.750%	02/15/2014	§	1,000,000	1,090,563
Equifax, Inc.
4.450%	12/01/2014		160,000	168,756
ERAC USA Finance LLC
2.250%	01/10/2014	^	630,000	627,694
General Electric Capital Corp.
5.900%	05/13/2014		430,000	471,177
2.800%	01/08/2013		1,100,000	1,121,181
General Electric Capital Corp. MTN
1.875%	09/16/2013		1,400,000	1,417,836
General Electric Capital Corp., Series A MTN
6.000%	06/15/2012	§	2,700,000	2,761,004
3.750%	11/14/2014	§	750,000	791,089
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
7.750%	01/15/2016	§	1,035,000	1,078,987
JPMorgan Chase & Co. MTN
1.216%	01/24/2014	#§	1,300,000	1,281,097
NASDAQ OMX Group, Inc. (The)
4.000%	01/15/2015	§	1,210,000	1,240,744
Noble Group Ltd. (Bermuda)
8.500%	05/30/2013	^	530,000	540,600
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
8.250%	09/01/2017		550,000	574,750
Susser Holdings LLC/Susser Finance Corp.
8.500%	05/15/2016	§	1,090,000	1,181,287

				19,925,348

Diversified Telecommunication Services—1.8%
AT&T, Inc.
5.875%	08/15/2012	§	3,210,000	3,314,287
4.850%	02/15/2014		600,000	647,050
2.400%	08/15/2016		690,000	704,765
Cellco Partnership/Verizon Wireless Capital LLC
5.550%	02/01/2014		500,000	543,499
Cincinnati Bell, Inc.
8.250%	10/15/2017		500,000	505,000
Frontier Communications Corp.
8.500%	04/15/2020		850,000	874,437
7.875%	04/15/2015		50,000	50,938
6.250%	01/15/2013		820,000	840,500
PAETEC Holding Corp.
8.875%	06/30/2017		500,000	542,500
Qtel International Finance Ltd. (Bermuda)
6.500%	06/10/2014	^	1,170,000	1,279,395
Telecom Italia Capital SA (Luxembourg)
5.250%	11/15/2013		280,000	269,080
Telefonica Emisiones SAU (Spain)
2.582%	04/26/2013		1,260,000	1,229,895

Coupon Rate	Maturity Date		Face	Value

Verizon Communications, Inc.
1.184%	03/28/2014	#§	$ 4,800,000	$4,796,962

				15,598,308

Electric Utilities—1.9%
Cia de Eletricidade do Estado da Bahia (Brazil)
11.750%	04/27/2016	^	BRL 1,100,000	619,220
Columbus Southern Power Co.
0.955%	03/16/2012	#§	1,490,000	1,488,565
Columbus Southern Power Co., Series C
5.500%	03/01/2013		750,000	785,407
Consolidated Edison Co. of New York, Inc., Series 2002-B
4.875%	02/01/2013	§	1,000,000	1,040,158
Consumers Energy Co., Series D
5.375%	04/15/2013		575,000	605,208
Dominion Resources, Inc.
5.700%	09/17/2012	§	700,000	723,596
Duke Energy Carolinas LLC
6.250%	01/15/2012	§	2,625,000	2,630,412
Duke Energy Corp.
3.950%	09/15/2014	§	290,000	309,606
Georgia Power Co.
1.300%	09/15/2013		1,260,000	1,272,174
0.866%	03/15/2013	#§	1,700,000	1,700,899
0.673%	01/15/2013	#§	1,000,000	1,000,705
NextEra Energy Capital Holdings, Inc.
2.600%	09/01/2015	§	2,000,000	2,019,992
Northern States Power Co., Series B
8.000%	08/28/2012	§	1,039,000	1,087,554
Pacific Gas & Electric Co.
0.938%	11/20/2012	#§	590,000	590,815
Southern Co., Series A
5.300%	01/15/2012	§	350,000	350,624

				16,224,935

Electronic Equipment, Instruments & Components—0.4%
Agilent Technologies, Inc.
2.500%	07/15/2013		520,000	525,108
Koninklijke Philips Electronics NV (Netherlands)
4.625%	03/11/2013	§	1,000,000	1,044,129
Thermo Fisher Scientific, Inc.
2.150%	12/28/2012	§	1,620,000	1,639,843

				3,209,080

Energy Equipment & Services—0.2%
Cameron International Corp.
1.459%	06/02/2014	#§	1,010,000	1,014,735
Complete Production Services, Inc.
8.000%	12/15/2016	§	1,000,000	1,045,000

				2,059,735

Food & Staples Retailing—0.7%
Costco Wholesale Corp.
5.300%	03/15/2012	§	2,000,000	2,018,628
Kroger Co. (The)
6.200%	06/15/2012	§	1,500,000	1,535,907
Safeway, Inc.
5.800%	08/15/2012	§	1,786,000	1,834,233
3.400%	12/01/2016		750,000	770,042

				6,158,810

Food Products—1.3%
Archer-Daniels-Midland Co.
0.613%	08/13/2012	#§	2,470,000	2,474,416

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Corn Products International, Inc.
3.200%	11/01/2015		$350,000	$361,945
General Mills, Inc.
6.000%	02/15/2012	§	2,500,000	2,514,368
5.250%	08/15/2013		1,500,000	1,603,644
Kraft Foods, Inc.
6.250%	06/01/2012	§	425,000	434,302
5.250%	10/01/2013		390,000	416,184
2.625%	05/08/2013		390,000	398,566
Wm. Wrigley Jr. Co.
3.700%	06/30/2014	^	2,510,000	2,589,173

				10,792,598

Health Care Equipment & Supplies—0.6%
Covidien International Finance SA (Luxembourg)
1.875%	06/15/2013		1,250,000	1,262,319
DENTSPLY International, Inc.
1.957%	08/15/2013	#§	1,640,000	1,651,888
Stryker Corp.
3.000%	01/15/2015		790,000	833,089
2.000%	09/30/2016	§	1,280,000	1,311,343

				5,058,639

Health Care Providers & Services—0.6%
Aristotle Holding, Inc.
2.750%	11/21/2014	^§	1,500,000	1,519,233
DaVita, Inc.
6.625%	11/01/2020		800,000	826,000
Quest Diagnostics, Inc.
1.424%	03/24/2014	#§	890,000	895,118
WellPoint, Inc.
2.375%	02/15/2017	§	1,645,000	1,641,990

				4,882,341

Hotels, Restaurants & Leisure—0.1%
McDonald’s Corp., Series G MTN
5.750%	03/01/2012		750,000	756,138

Household Durables—0.2%
Clorox Co. (The)
5.000%	03/01/2013	§	1,000,000	1,043,258
Kimberly-Clark Corp.
5.625%	02/15/2012	§	1,000,000	1,005,357

				2,048,615

Household Products—0.1%
Procter & Gamble Co. (The)
0.700%	08/15/2014	§	910,000	915,028

Independent Power Producers & Energy Traders—0.2%
AES Corp. (The)
7.750%	03/01/2014		650,000	705,250
Calpine Corp.
7.250%	10/15/2017	^	750,000	791,250

				1,496,500

Industrial Conglomerates—0.5%
3M Co.
1.375%	09/29/2016	§	1,040,000	1,050,127
3M Co., Series E MTN
4.375%	08/15/2013		750,000	797,546

Coupon Rate	Maturity Date		Face	Value

Danaher Corp.
1.300%	06/23/2014		$500,000	$507,492
0.817%	06/21/2013	#§	1,000,000	1,001,895
Siemens Financieringsmaatschappij NV MTN (Netherlands)
0.705%	03/16/2012	#	1,100,000	1,099,725

				4,456,785

Insurance—1.1%
Allstate Corp. (The)
6.200%	05/16/2014		510,000	569,100
Berkshire Hathaway Finance Corp.
4.000%	04/15/2012		750,000	757,574
Berkshire Hathaway, Inc.
3.750%	08/15/2021		3,300,000	3,435,772
Hartford Financial Services Group, Inc.
4.000%	03/30/2015		570,000	573,192
MetLife, Inc.
2.375%	02/06/2014	§	980,000	994,179
Prudential Financial, Inc., Series D MTN
5.150%	01/15/2013	§	2,000,000	2,071,114
3.625%	09/17/2012		710,000	721,132
2.750%	01/14/2013		600,000	605,323

				9,727,386

Internet & Catalog Retail—0.1%
eBay, Inc.
0.875%	10/15/2013		570,000	572,003

IT Services—0.4%
International Business Machines Corp.
2.100%	05/06/2013		630,000	643,211
1.000%	08/05/2013		1,250,000	1,260,336
0.875%	10/31/2014	§	1,180,000	1,181,246

				3,084,793

Life Sciences Tools & Services—0.1%
Howard Hughes Medical Institute
3.450%	09/01/2014		700,000	747,027

Machinery—0.4%
Case New Holland, Inc.
7.750%	09/01/2013	§	1,450,000	1,547,875
Caterpillar, Inc.
0.649%	05/21/2013	#§	1,200,000	1,202,060
Terex Corp.
8.000%	11/15/2017		500,000	492,500

				3,242,435

Media—0.9%
CCO Holdings LLC/CCO Holdings Capital Corp.
8.125%	04/30/2020		250,000	275,000
COX Communications, Inc.
5.450%	12/15/2014		500,000	555,396
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
4.750%	10/01/2014		1,200,000	1,297,037
DISH DBS Corp.
6.625%	10/01/2014		850,000	911,625
Mediacom Broadband LLC/Mediacom Broadband Corp.
8.500%	10/15/2015		500,000	517,500
NBCUniversal Media LLC
2.100%	04/01/2014	§	2,300,000	2,339,171
Time Warner, Inc.
3.150%	07/15/2015		500,000	520,494
Viacom, Inc.
4.375%	09/15/2014		500,000	535,967

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Walt Disney Co. (The), Series B MTN
6.375%	03/01/2012		$375,000	$378,393

				7,330,583

Metals & Mining—0.3%
BHP Billiton Finance USA Ltd. (Australia)
5.125%	03/29/2012		1,400,000	1,415,522
Steel Dynamics, Inc.
7.375%	11/01/2012		1,065,000	1,111,594
Vedanta Resources plc (United Kingdom)
6.750%	06/07/2016	^	550,000	473,000

				3,000,116

Multiline Retail—0.3%
Target Corp.
8.600%	01/15/2012	§	1,600,000	1,604,980
1.125%	07/18/2014		600,000	604,785

				2,209,765

Multi-Utilities—0.2%
DTE Energy Co.
1.227%	06/03/2013	#§	2,070,000	2,068,752

Oil, Gas & Consumable Fuels—2.3%
Alpha Natural Resources, Inc.
6.000%	06/01/2019		175,000	170,625
Canadian Natural Resources Ltd. (Canada)
5.450%	10/01/2012	§	1,200,000	1,239,991
Chevron Corp.
3.950%	03/03/2014	§	1,000,000	1,069,959
ConocoPhillips
4.750%	02/01/2014		750,000	810,418
Husky Energy, Inc. (Canada)
6.250%	06/15/2012	§	1,670,000	1,709,938
5.900%	06/15/2014	§	550,000	598,122
Kinder Morgan Energy Partners LP
7.125%	03/15/2012		900,000	910,331
5.850%	09/15/2012	§	980,000	1,011,770
Kinder Morgan Kansas, Inc.
6.500%	09/01/2012		1,300,000	1,332,500
Petrohawk Energy Corp.
7.875%	06/01/2015		1,000,000	1,070,000
Petroleos Mexicanos (Mexico)
4.875%	03/15/2015	§	1,400,000	1,496,250
Rockies Express Pipeline LLC
3.900%	04/15/2015	^	770,000	761,488
Shell International Finance BV (Netherlands)
1.875%	03/25/2013		710,000	723,433
Tesoro Corp.
6.625%	11/01/2015		390,000	398,775
Total Capital Canada Ltd. (Canada)
0.543%	05/13/2013	#§	2,000,000	2,004,250
TransCanada PipeLines Ltd. (Canada)
3.400%	06/01/2015		630,000	667,830
Valero Energy Corp.
6.875%	04/15/2012		1,200,000	1,219,592
XTO Energy, Inc.
7.500%	04/15/2012	§	2,190,000	2,234,006

				19,429,278

Coupon Rate	Maturity Date		Face	Value

Personal Products—0.1%
Revlon Consumer Products Corp.
9.750%	11/15/2015	§	$1,090,000	$1,164,938

Pharmaceuticals—1.6%
AstraZeneca plc (United Kingdom)
5.400%	09/15/2012	§	1,000,000	1,034,722
GlaxoSmithKline Capital, Inc.
4.850%	05/15/2013		1,700,000	1,799,756
Merck & Co., Inc.
4.375%	02/15/2013	§	1,816,000	1,894,560
Novartis Capital Corp.
4.125%	02/10/2014		1,580,000	1,691,335
Sanofi (France)
1.625%	03/28/2014	§	1,720,000	1,751,072
1.200%	09/30/2014		350,000	352,954
Teva Pharmaceutical Finance III BV (Netherlands Antilles)
1.700%	03/21/2014		580,000	583,308
1.067%	03/21/2014	#§	470,000	467,576
Teva Pharmaceutical Finance III LLC
1.500%	06/15/2012	§	1,846,000	1,853,210
Teva Pharmaceutical Finance IV LLC
1.700%	11/10/2014		1,180,000	1,189,949
Valeant Pharmaceuticals International
6.500%	07/15/2016	^§	820,000	823,075

				13,441,517

Real Estate Investment Trusts (REITs)—0.6%
China Resources Land Ltd. (Hong Kong)
4.625%	05/19/2016	^	600,000	590,240
HCP, Inc.
2.700%	02/01/2014		1,610,000	1,608,465
Health Care REIT, Inc.
6.000%	11/15/2013		930,000	976,262
Host Hotels & Resorts LP, Series Q
3.250%	04/15/2024	^	450,000	488,250
Simon Property Group LP
4.200%	02/01/2015		250,000	265,298
Vornado Realty LP
4.250%	04/01/2015	§	1,240,000	1,284,267

				5,212,782

Road & Rail—0.1%
JB Hunt Transport Services, Inc.
3.375%	09/15/2015		970,000	983,869

Semiconductors & Semiconductor Equipment—0.5%
Intel Corp.
1.950%	10/01/2016	§	840,000	864,512
Texas Instruments, Inc.
0.875%	05/15/2013	§	2,230,000	2,236,616
0.637%	05/15/2013	#§	1,000,000	1,002,415

				4,103,543

Software—0.2%
Microsoft Corp.
2.950%	06/01/2014		900,000	956,604
Oracle Corp.
3.750%	07/08/2014		750,000	807,094

				1,763,698

Specialty Retail—0.0%
Toys “R” Us, Inc.
7.375%	09/01/2016	^	250,000	251,875
7.375%	10/15/2018		150,000	135,375

				387,250

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Textiles, Apparel & Luxury Goods—0.3%
Hanesbrands, Inc.
6.375%	12/15/2020		$950,000	$969,000
Levi Strauss & Co.
8.875%	04/01/2016	§	1,000,000	1,045,000
VF Corp.
1.245%	08/23/2013	#§	700,000	701,539

				2,715,539

Tobacco—0.5%
Lorillard Tobacco Co.
3.500%	08/04/2016		1,200,000	1,215,058
Philip Morris International, Inc.
4.875%	05/16/2013	§	2,500,000	2,639,017

				3,854,075

Trading Companies & Distributors—0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.
6.250%	08/20/2019		800,000	800,000

Water Utilities—0.1%
Veolia Environnement SA (France)
5.250%	06/03/2013		910,000	957,868

Wireless Telecommunication Services—0.6%
America Movil SAB de CV (Mexico)
3.625%	03/30/2015		350,000	368,505
Rogers Communications, Inc. (Canada)
6.375%	03/01/2014	§	1,390,000	1,533,441
6.250%	06/15/2013	§	1,100,000	1,177,870
Syniverse Holdings, Inc.
9.125%	01/15/2019		500,000	530,000
Vodafone Group plc (United Kingdom)
5.350%	02/27/2012		250,000	251,683
4.150%	06/10/2014	§	1,090,000	1,156,415

				5,017,914

TOTAL CORPORATE OBLIGATIONS
(Cost $291,743,736)				293,597,329

MORTGAGE-RELATED SECURITIES—6.3%
Commercial Mortgage-Backed Securities—0.5%
Extended Stay America Trust, Series 2010-ESHA, Class A
2.951%	11/05/2027	^§	1,342,564	1,349,280
LA Arena Funding LLC, Series 1, Class A
7.656%	12/15/2026	^	636,857	639,619
National Credit Union Administration Guaranteed Notes, Series 2010-C1, Class A1
1.600%	10/29/2020	§	1,021,251	1,035,064
National Credit Union Administration Guaranteed Notes, Series 2010-C1, Class A2
2.900%	10/29/2020		1,260,000	1,332,193

				4,356,156

U.S. Government Agency Mortgage-Backed Securities—5.6%
Federal Home Loan Mortgage Corp.
3.906%	12/01/2039	#	487,462	513,685
2.448%	09/01/2035	#	6,209,435	6,547,840

Coupon Rate	Maturity Date		Face	Value

Federal Home Loan Mortgage Corp. REMICS, Series 2929, Class AC
4.500%	12/15/2022		$254,903	$257,270
Federal National Mortgage Association
5.000%	01/01/2018-
	07/01/2035		6,776,514	7,327,626
4.000%	11/01/2040-
	09/01/2041		2,854,510	3,002,600
3.500%	05/01/2020-
	12/01/2020		2,494,627	2,613,053
3.138%	07/01/2041	#	5,044,249	5,260,701
3.092%	06/01/2041	#	3,284,945	3,426,002
0.595%	07/01/2016	#	6,600,000	6,664,340
Federal National Mortgage Association REMICS, Series 2005-38, Class CD
5.000%	06/25/2019	§	616,423	635,050
Government National Mortgage Association, Series 2004-19, Class FC
0.585%	03/20/2034	#§	2,003,260	2,007,263
National Credit Union Administration Guaranteed Notes, Series 2010-R1, Class 1A
0.724%	10/07/2020	#§	1,694,960	1,696,807
National Credit Union Administration Guaranteed Notes, Series 2010-R1, Class 2A
1.840%	10/07/2020		491,381	494,452
National Credit Union Administration Guaranteed Notes, Series 2010-R2, Class 1A
0.644%	11/06/2017	#§	5,535,211	5,535,211
National Credit Union Administration Guaranteed Notes, Series 2011-R4, Class 1A
0.654%	03/06/2020	#§	1,775,699	1,775,699

				47,757,599

U.S. Non-Agency Mortgage-Backed Securities—0.2%
Banc of America Mortgage Securities, Inc., Series 2002-K, Class 1A4
2.765%	10/20/2032	#	657,839	619,261
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-3, Class 2A1
5.000%	04/25/2019		230,404	237,992
Thornburg Mortgage Securities Trust, Series 2004-1, Class II2A
1.744%	03/25/2044	#§	920,533	781,077
Wells Fargo Mortgage Backed Securities Trust, Series 2004-6, Class A13
0.744%	06/25/2034	#§	232,059	230,164

				1,868,494

TOTAL MORTGAGE-RELATED SECURITIES
(Cost $53,792,800)				53,982,249

CONVERTIBLE DEBT OBLIGATIONS—24.1%
Beverages—0.7%
Asahi Group Holdings Ltd. (Japan)
0.000%	05/26/2028	JPY	215,000,000	2,859,385
Molson Coors Brewing Co.
2.500%	07/30/2013		$3,300,000	3,510,375

				6,369,760

Biotechnology—0.9%
Amgen, Inc., Series B
0.375%	02/01/2013		2,300,000	2,320,125

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

CONVERTIBLE DEBT OBLIGATIONS—(Continued)
Gilead Sciences, Inc.
1.625%	05/01/2016		$3,300,000	$3,774,375
1.000%	05/01/2014		1,500,000	1,650,000

				7,744,500

Building Products—0.1%
Griffon Corp.
4.000%	01/15/2017	^	500,000	475,000

Capital Markets—1.5%
Affiliated Managers Group, Inc.
3.950%	08/15/2038		3,750,000	4,087,500
Billion Express Investments Ltd. (Virgin Islands, British)
0.750%	10/18/2015		3,400,000	3,947,400
ProLogis LP
3.250%	03/15/2015		1,750,000	1,813,438
Temasek Financial III Pte Ltd., Reg S (Singapore)
0.000%	10/24/2014	SGD	3,750,000	2,985,486

				12,833,824

Commercial Services & Supplies—0.1%
Covanta Holding Corp.
3.250%	06/01/2014		600,000	628,500

Communications Equipment—0.2%
Arris Group, Inc.
2.000%	11/15/2026		1,500,000	1,511,250

Computers & Peripherals—1.0%
EMC Corp., Series B
1.750%	12/01/2013		2,600,000	3,744,000
SanDisk Corp.
1.500%	08/15/2017		3,000,000	3,547,500
1.000%	05/15/2013		1,600,000	1,566,000

				8,857,500

Containers & Packaging—0.2%
Owens-Brockway Glass Container, Inc.
3.000%	06/01/2015	^	1,990,000	1,860,650

Diversified Consumer Services—0.2%
Stewart Enterprises, Inc.
3.125%	07/15/2014		2,000,000	1,912,500

Diversified Telecommunication Services—0.5%
Alaska Communications Systems Group, Inc.
6.250%	05/01/2018	^	1,800,000	1,154,250
Inmarsat plc, Series ISAT (United Kingdom)
1.750%	11/16/2017		1,600,000	1,856,000
tw telecom inc.
2.375%	04/01/2026		800,000	946,000

				3,956,250

Electric Utilities—0.0%
Unisource Energy Corp.
4.500%	03/01/2035		300,000	324,375

Electrical Equipment—0.3%
EnerSys
3.375%	06/01/2038		450,000	456,750
General Cable Corp.
0.875%	11/15/2013		2,500,000	2,312,500

				2,769,250

Coupon Rate	Maturity Date		Face	Value

Energy Equipment & Services—2.2%
Bristow Group, Inc.
3.000%	06/15/2038		$2,500,000	$2,565,625
Exterran Energy Corp.
4.750%	01/15/2014		1,870,000	1,720,400
Exterran Holdings, Inc.
4.250%	06/15/2014		1,130,000	1,008,525
Helix Energy Solutions Group, Inc.
3.250%	12/15/2025		2,150,000	2,166,125
Hercules Offshore, Inc.
3.375%	06/01/2038		900,000	811,125
Hornbeck Offshore Services, Inc.
1.625%	11/15/2026		2,500,000	2,512,500
Subsea 7 SA (Luxembourg)
2.250%	10/11/2013		4,500,000	4,810,500
Technip SA (France)
0.500%	01/01/2016	EUR	2,160,600	3,082,985
0.250%	01/01/2017	EUR	111,657	148,795

				18,826,580

Food & Staples Retailing—0.1%
Pantry, Inc. (The)
3.000%	11/15/2012		500,000	491,250

Food Products—0.1%
Archer-Daniels-Midland Co.
0.875%	02/15/2014		1,250,000	1,262,500

Health Care Equipment & Supplies—1.1%
Alere, Inc.
3.000%	05/15/2016		1,600,000	1,524,000
Hologic, Inc.
2.000%	12/15/2037		2,500,000	2,396,875
Integra LifeSciences Holdings Corp.
2.375%	06/01/2012	^	350,000	348,250
1.625%	12/15/2016	^	1,550,000	1,333,000
Medtronic, Inc., Series B
1.625%	04/15/2013		1,950,000	1,974,375
NuVasive, Inc.
2.750%	07/01/2017		1,600,000	1,174,000
Teleflex, Inc.
3.875%	08/01/2017		600,000	724,500

				9,475,000

Health Care Providers & Services—0.5%
LifePoint Hospitals, Inc.
3.500%	05/15/2014		3,550,000	3,647,625
Omnicare, Inc.
3.250%	12/15/2035		390,000	359,775

				4,007,400

Hotels, Restaurants & Leisure—0.6%
Gaylord Entertainment Co.
3.750%	10/01/2014	^	1,500,000	1,676,250
International Game Technology
3.250%	05/01/2014		1,665,000	1,979,269
MGM Resorts International
4.250%	04/15/2015		1,550,000	1,474,437

				5,129,956

Household Durables—0.5%
Lennar Corp.
2.000%	12/01/2020	^	3,000,000	3,030,000
Stanley Black & Decker, Inc.
0.000%	05/17/2012	#	1,180,000	1,312,013

				4,342,013

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

CONVERTIBLE DEBT OBLIGATIONS—(Continued)
Household Products—0.5%
Unicharm Corp. (Japan)
0.000%	09/24/2013	JPY	120,000,000	$1,677,981
0.000%	09/24/2015	JPY	150,000,000	2,153,201

				3,831,182

Industrial Conglomerates—0.2%
Danaher Corp.
0.000%	01/22/2021		$1,500,000	2,055,000

Internet Software & Services—0.5%
Equinix, Inc.
2.500%	04/15/2012		2,000,000	2,075,000
WebMD Health Corp.
2.500%	01/31/2018	^	900,000	842,625
2.250%	03/31/2016	^	1,150,000	1,109,750

				4,027,375

IT Services—0.4%
Alliance Data Systems Corp.
1.750%	08/01/2013		750,000	1,032,187
Cap Gemini SA (France)
3.500%	01/01/2014	EUR	850,000	1,198,880
Euronet Worldwide, Inc.
3.500%	10/15/2025		1,050,000	1,044,750

				3,275,817

Life Sciences Tools & Services—0.2%
Charles River Laboratories International, Inc.
2.250%	06/15/2013		1,750,000	1,704,063

Machinery—0.8%
AGCO Corp.
1.250%	12/15/2036		600,000	755,250
Greenbrier Cos., Inc.
3.500%	04/01/2018	^	1,000,000	973,750
Meritor, Inc.
4.625%	03/01/2026		2,290,000	1,700,325
Trinity Industries, Inc.
3.875%	06/01/2036		3,000,000	2,947,500

				6,376,825

Media—1.4%
Central European Media Enterprises Ltd. (Bermuda)
5.000%	11/15/2015		1,600,000	1,012,000
3.500%	03/15/2013	^	900,000	830,250
Interpublic Group of Cos., Inc. (The)
4.250%	03/15/2023		2,000,000	2,032,500
Liberty Interactive LLC
3.250%	03/15/2031		1,625,000	1,306,094
3.125%	03/30/2023		1,600,000	1,798,000
Live Nation Entertainment, Inc.
2.875%	07/15/2027		1,000,000	888,750
Omnicom Group, Inc.
0.000%	07/01/2038		2,425,000	2,570,500
Publicis Groupe SA (France)
3.125%	07/30/2014	EUR	251,100	429,912
XM Satellite Radio, Inc.
7.000%	12/01/2014	^	550,000	713,625

				11,581,631

Coupon Rate	Maturity Date		Face	Value

Metals & Mining—1.4%
Anglo American plc (United Kingdom)
4.000%	05/07/2014		$1,700,000	$2,410,600
AngloGold Ashanti Holdings Finance plc, Reg S (Isle of Man)
3.500%	05/22/2014	*	1,700,000	1,893,375
Goldcorp, Inc. (Canada)
2.000%	08/01/2014		3,500,000	4,300,625
Kaiser Aluminum Corp.
4.500%	04/01/2015	^	725,000	842,377
Newmont Mining Corp.
3.000%	02/15/2012		1,400,000	1,846,250
Newmont Mining Corp., Series A
1.250%	07/15/2014		725,000	1,011,375

				12,304,602

Oil, Gas & Consumable Fuels—1.2%
Bill Barrett Corp.
5.000%	03/15/2028		2,000,000	2,012,500
Chesapeake Energy Corp.
2.750%	11/15/2035		1,250,000	1,228,125
2.500%	05/15/2037		2,780,000	2,491,575
Goodrich Petroleum Corp.
5.000%	10/01/2029		2,000,000	1,862,500
Patriot Coal Corp.
3.250%	05/31/2013		2,000,000	1,835,000
Pioneer Natural Resources Co.
2.875%	01/15/2038		55,000	84,631
SM Energy Co.
3.500%	04/01/2027		500,000	685,000

				10,199,331

Pharmaceuticals—1.6%
Endo Pharmaceuticals Holdings, Inc.
1.750%	04/15/2015		700,000	919,625
Mylan, Inc.
1.250%	03/15/2012		2,000,000	2,015,000
Salix Pharmaceuticals Ltd.
2.750%	05/15/2015		512,000	664,960
Sawai Pharmaceutical Co. Ltd. (Japan)
0.000%	09/17/2015	JPY	145,000,000	1,998,575
Shire plc, Reg S (Jersey, Channel Islands)
2.750%	05/09/2014		4,200,000	4,991,700
Teva Pharmaceutical Finance Co. LLC, Series C
0.250%	02/01/2026		1,450,000	1,506,188
UCB SA (Belgium)
4.500%	10/22/2015	EUR	850,000	1,256,053

				13,352,101

Real Estate Investment Trusts (REITs)—0.7%
Alexandria Real Estate Equities, Inc.
3.700%	01/15/2027	^	1,750,000	1,756,563
Boston Properties LP
3.625%	02/15/2014	^	750,000	812,813
Health Care REIT, Inc.
3.000%	12/01/2029		1,500,000	1,723,125
Host Hotels & Resorts LP
2.625%	04/15/2027	^	1,815,000	1,828,612

				6,121,113

Road & Rail—0.2%
Avis Budget Group, Inc.
3.500%	10/01/2014		1,600,000	1,640,000

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

CONVERTIBLE DEBT OBLIGATIONS—(Continued)
Semiconductors & Semiconductor Equipment—1.5%
Advanced Micro Devices, Inc.
6.000%	05/01/2015		$2,850,000	$2,796,563
Intel Corp.
3.250%	08/01/2039		3,250,000	4,086,875
Linear Technology Corp., Series A
3.000%	05/01/2027		1,000,000	1,026,250
Micron Technology, Inc.
1.875%	06/01/2014		2,000,000	1,920,000
Xilinx, Inc.
2.625%	06/15/2017		2,150,000	2,741,250

				12,570,938

Software—1.2%
Electronic Arts, Inc.
0.750%	07/15/2016	^	1,380,000	1,347,225
Microsoft Corp.
0.000%	06/15/2013	^	3,025,000	3,077,937
Nuance Communications, Inc.
2.750%	11/01/2031	^	1,525,000	1,645,094
Symantec Corp., Series B
1.000%	06/15/2013		3,785,000	4,234,469

				10,304,725

Specialty Retail—0.7%
Group 1 Automotive, Inc.
2.250%	06/15/2036		2,750,000	2,904,688
RadioShack Corp.
2.500%	08/01/2013	^	1,500,000	1,441,875
Sonic Automotive, Inc.
5.000%	10/01/2029		1,000,000	1,328,750

				5,675,313

Textiles, Apparel & Luxury Goods—0.3%
Iconix Brand Group, Inc.
2.500%	06/01/2016	^	2,000,000	1,902,500
1.875%	06/30/2012		500,000	495,000

				2,397,500

Wireless Telecommunication Services—0.5%
Leap Wireless International, Inc.
4.500%	07/15/2014		2,500,000	2,187,500
SBA Communications Corp.
1.875%	05/01/2013		2,000,000	2,267,500

				4,455,000

TOTAL CONVERTIBLE DEBT OBLIGATIONS
(Cost $202,848,687)				204,650,574

U.S. TREASURY OBLIGATIONS—8.9%
U.S. Treasury Bills—3.5%
U.S. Treasury Bill
0.047%	12/13/2012		4,500,000	4,495,477
0.027%	01/19/2012		5,000,000	4,999,994
0.025%	03/22/2012	‡‡	1,825,000	1,824,940
0.020%	02/23/2012		2,000,000	1,999,979
0.015%	01/12/2012		5,700,000	5,699,978
0.012%	03/01/2012		1,000,000	999,975

Coupon Rate	Maturity Date		Face	Value

0.008%	03/08/2012	‡‡	$10,270,000	$10,269,671

				30,290,014

U.S. Treasury Notes—5.4%
U.S. Treasury Note
2.375%	10/31/2014		4,200,000	4,437,237
1.750%	01/31/2014		4,500,000	4,638,164
1.000%	08/31/2016		280,000	283,106
0.625%	12/31/2012		300,000	301,453
0.500%	11/30/2012		8,500,000	8,528,560
0.375%	06/30/2013-
	07/31/2013		4,400,000	4,411,172
0.250%	10/31/2013-
	12/15/2014	§	21,300,000	21,286,023
0.125%	09/30/2013		1,800,000	1,796,695

				45,682,410

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $75,921,916)				75,972,424

GOVERNMENT RELATED OBLIGATIONS—9.7%
U.S. Government Agencies—5.9%
Federal Farm Credit Bank
1.375%	06/25/2013		3,850,000	3,914,257
Federal Home Loan Banks
0.375%	11/27/2013		2,000,000	1,998,714
Federal Home Loan Banks, Series 1
0.500%	08/28/2013		4,280,000	4,289,570
Federal Home Loan Mortgage Corp.
1.750%	06/15/2012		6,000,000	6,045,048
1.000%	08/28/2012		4,000,000	4,021,532
0.625%	12/29/2014		8,800,000	8,800,053
Federal National Mortgage Association
0.750%	12/18/2013		4,000,000	4,017,220
0.625%	10/30/2014		3,000,000	2,996,637
0.500%	10/30/2012		7,000,000	7,018,158
0.375%	12/28/2012		3,604,000	3,612,534
National Credit Union Administration Guaranteed Notes, Series A1
0.296%	06/12/2013	#§	1,510,000	1,508,611
National Credit Union Administration Guaranteed Notes, Series A2
1.400%	06/12/2015		2,050,000	2,076,629

				50,298,963

U.S. Government Agencies-U.S. Government Guaranteed Bank Debt—0.8%
Ally Financial, Inc.
2.200%	12/19/2012	§	2,350,000	2,395,989
Citibank NA
1.750%	12/28/2012	§	2,000,000	2,031,064
General Electric Capital Corp., Series G MTN
2.625%	12/28/2012	§	1,546,000	1,583,390
Western Corporate Federal Credit Union
1.750%	11/02/2012		640,000	648,150

				6,658,593

Non-U.S. Government Agencies—0.3%
Export-Import Bank of Korea (Korea, Republic of)
5.500%	10/17/2012		500,000	512,830
IPIC Ltd. MTN (Cayman Islands)
3.125%	11/15/2015	^	600,000	601,500

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

GOVERNMENT RELATED OBLIGATIONS—(Continued)
Korea National Oil Corp. (Korea, Republic of)
2.875%	11/09/2015	^§	$1,330,000	$1,333,594

				2,447,924

Sovereign Debt—1.1%
Canadian Government International Bond (Canada)
2.000%	12/01/2014	CAD	500,000	504,417
Korea Finance Corp. (Korea, Republic of)
3.250%	09/20/2016	§	1,890,000	1,867,895
Mexican Bonos (Mexico)
8.000%	12/19/2013	MXN	34,800,000	2,640,328
Norway Government International Bond (Norway)
5.000%	05/15/2015	NOK	2,500,000	464,715
Panama Government International Bond (Panama)
9.375%	07/23/2012		740,000	772,560
7.250%	03/15/2015	§	900,000	1,041,750
Peruvian Government International Bond (Peru)
9.125%	02/21/2012		460,000	463,921
Qatar Government International Bond (Qatar)
3.125%	01/20/2017	^	900,000	910,080
Republic of South Africa (South Africa)
7.375%	04/25/2012		1,080,000	1,100,304

				9,765,970

Supranational—0.2%
Asian Development Bank, Series G MTN (Philippines)
3.375%	05/20/2014	NOK	8,700,000	1,496,624

U.S. Municipal Bonds—0.9%
Citizens Property Insurance Corp. Revenue Bonds, Series 2007-A (Florida)
5.000%	03/01/2013		290,000	302,809
Kentucky Asset Liability Commission Revenue Bonds (Kentucky)
3.165%	04/01/2018	§	1,300,000	1,337,778
Minnesota School District Capital Equipment Borrowing Program, Series 2011-B (Minnesota)
2.000%	09/09/2012	§	1,660,000	1,680,020
South Carolina State Public Service Authority Revenue Bonds, Series 2011-A (South Carolina)
0.995%	06/02/2014	#§	1,500,000	1,501,770
State of Louisiana General Obligation Bonds, Series 2011-B (Louisiana)
1.007%	07/15/2014	#§	1,780,000	1,781,993
University of California Revenue Bonds (California)
1.988%	05/15/2050	#§	1,000,000	1,017,450

				7,621,820

Non-U.S. Regional Authority Bonds—0.5%
Province of British Columbia (Canada)
2.650%	09/22/2021	§	800,000	817,366
Province of Ontario (Canada)
2.950%	02/05/2015	§	1,530,000	1,612,446
1.600%	09/21/2016	§	1,600,000	1,596,878

				4,026,690

TOTAL GOVERNMENT RELATED OBLIGATIONS
(Cost $82,528,794)				82,316,584

Coupon Rate	Maturity Date		Face	Value

ASSET-BACKED SECURITIES—4.3%
Automobile—2.1%
Ally Auto Receivables Trust Series 2011-1, Class A2
0.810%	10/15/2013	§	$1,234,857	$1,235,607
AmeriCredit Automobile Receivables Trust Series 2010-3, Class A2
0.770%	12/09/2013	§	1,067,126	1,067,005
BMW Vehicle Lease Trust Series 2010-1, Class A2
0.580%	09/17/2012	§	780,614	780,537
CarMax Auto Owner Trust Series 2011-1, Class A2
0.720%	11/15/2013		4,127,654	4,128,450
First Investors Auto Owner Trust Series 2011-1, Class C
3.400%	03/15/2016	^	1,400,000	1,396,201
Hyundai Capital Auto Funding Ltd. (Cayman Islands) Series 2010-8A, Class A
1.285%	09/20/2016	#^	1,100,000	1,106,039
Nissan Auto Receivables Owner Trust Series 2010-A, Class A2
0.550%	03/15/2013	§	1,815,447	1,815,355
Volkswagen Auto Loan Enhanced Trust Series 2011-1, Class A2
0.670%	12/20/2013	§	2,922,777	2,923,162
World Omni Auto Receivables Trust Series 2011-A, Class A2
0.640%	11/15/2013		3,428,429	3,426,972

				17,879,328

Credit Card—1.2%
Capital One Multi-Asset Execution Trust Series 2008-A3, Class A3
5.050%	02/15/2016		3,050,000	3,212,237
Chase Issuance Trust Series 2011-A2, Class A2
0.368%	05/15/2015	#§	2,500,000	2,499,525
Citibank Credit Card Issuance Trust Series 2009-A5, Class A5
2.250%	12/23/2014		4,700,000	4,770,602

				10,482,364

Home Equity—0.5%
Ameriquest Mortgage Securities, Inc. Series 2003-AR3, Class M2
3.369%	10/25/2033	#	230,364	226,607
Argent Securities, Inc. Series 2006-W3, Class A2B
0.414%	04/25/2036	#	74,395	20,421
Countrywide Asset-Backed Certificates Series 2004-AB1, Class 2A3
1.334%	02/25/2035	#	250,766	245,044
Countrywide Asset-Backed Certificates Series 2005-12, Class 2A3
5.069%	02/25/2036	#	606,470	548,450
Countrywide Asset-Backed Certificates Series 2005-11, Class 3AV2
0.584%	02/25/2036	#	65,383	64,979
Option One Mortgage Loan Trust Series 2005-4, Class A3
0.554%	11/25/2035	#	814,708	744,802

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

ASSET-BACKED SECURITIES—(Continued)
Saxon Asset Securities Trust Series 2005-4, Class A2C
0.544%	11/25/2037	#	$528,576	$503,958
Structured Asset Investment Loan Trust Series 2003-BC1, Class A2
0.974%	01/25/2033	#	2,057,130	1,705,247

				4,059,508

Other—0.1%
CNH Equipment Trust Series 2011-A, Class A2
0.620%	06/16/2014	§	1,100,000	1,099,174
PG&E Energy Recovery Funding LLC Series 2005-1, Class A4
4.370%	06/25/2014	§	151,243	152,996

				1,252,170

Student Loan—0.4%
National Credit Union Administration Guaranteed Notes Series 2010-A1, Class A
0.624%	12/07/2020	#	3,060,354	3,069,259

TOTAL ASSET-BACKED SECURITIES
(Cost $37,089,183)				36,742,629

PURCHASED OPTIONS—1.0%

			Contracts	Value
Put—Swiss Market Index, Expires 03/16/2012, Strike CHF 5,686.50			1,790	246,771
Put—Swiss Market Index, Expires 03/16/2012, Strike CHF 5,692.36			410	55,823
Put—Swiss Market Index, Expires 03/16/2012, Strike CHF 5,808.91			500	88,399
Call—U.S. 10 Year Treasury, Expires 02/24/2012, Strike $109.00			379	8,385,375

TOTAL PURCHASED OPTIONS
(Cost $8,601,793)				8,776,368

Coupon Rate	Maturity Date		Face	Value
CERTIFICATES OF DEPOSIT—1.7%
Commercial Banks—1.7%
Bank of Nova Scotia
0.622%	07/27/2012		3,000,000	3,002,523
Canadian Imperial Bank of Commerce
0.633%	05/04/2012	§	500,000	500,099
0.603%	07/17/2012	§	2,250,000	2,250,284

Coupon Rate	Maturity Date		Face	Value

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
0.340%	01/06/2012	§	$2,400,000	$2,400,011
Nordea Bank Finland plc
0.915%	02/07/2013	§	900,000	895,013
0.698%	04/13/2012	§	1,100,000	1,099,108
Royal Bank of Canada
0.700%	03/11/2013	§	1,390,000	1,390,855
Svenska Handelsbanken, Inc. (Sweden)
0.855%	01/18/2013	§	2,730,000	2,729,096

TOTAL CERTIFICATES OF DEPOSIT
(Cost $14,268,532)				14,266,989

			Shares	Value
MONEY MARKET FUNDS—5.0%
Institutional Money Market Fund—5.0%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.23%
(Cost $42,080,719)			¥42,080,719	42,080,719

TOTAL INVESTMENTS—99.1%
(Cost $839,721,762)				842,487,957
Other assets less liabilities—0.9%				7,288,809

NET ASSETS—100.0%				$849,776,766

Notes to the Schedule of Investments:

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	European Monetary Unit
JPY	Japanese Yen
MTN	Medium Term Note
MXN	Mexican Peso
NOK	Norwegian Krone
Reg S	Security purchased outside the United States and is not registered under the Securities Act of 1933. This security may be resold in the United States only if the offer and sale are made pursuant to such registration or are exempt from registration.
REIT	Real Estate Investment Trust
SGD	Singapore Dollar
*	Non-income producing.
^	Securities are not registered under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, generally to qualified institutional buyers under Securities Act Rule 144A. Such securities are considered illiquid unless deemed liquid by a subadviser under the liquidity procedures adopted by the Board of Directors. The total market value of 144A securities was $57,690,112, which represented 6.8% of Net Assets. The illiquid 144A securities represented 3.8% of Net Assets, and 56.0% of total 144A securities held.
§	Security has been segregated to cover economic leverage under certain derivatives contracts which may include, but are not limited to, futures, swaps, forwards, options and TBA’s, a security that is subject to delayed delivery.
#	Rate is subject to change. Rate shown reflects current rate.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2011

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date	Face	Value

CORPORATE OBLIGATIONS—19.8%
Aerospace & Defense—0.2%
Boeing Co. (The)
6.125%	02/15/2033	$100,000	$126,461
5.125%	02/15/2013	250,000	262,176
4.875%	02/15/2020	200,000	233,915
L-3 Communications Corp.
4.950%	02/15/2021	300,000	297,857
Lockheed Martin Corp., Series B
6.150%	09/01/2036	250,000	287,005
Northrop Grumman Corp.
3.500%	03/15/2021	300,000	304,049
United Technologies Corp.
6.700%	08/01/2028	150,000	195,103
4.875%	05/01/2015	500,000	562,099

			2,268,665

Airlines—0.0%
Continental Airlines, Inc., Series 2010-1 A, Class A
4.750%	01/12/2021	300,000	304,500

Auto Components—0.1%
Johnson Controls, Inc.
5.500%	01/15/2016	250,000	279,980
4.250%	03/01/2021	300,000	321,181

			601,161

Beverages—0.5%
Anheuser-Busch Cos. LLC
6.800%	01/15/2031	350,000	455,958
Anheuser-Busch InBev Worldwide, Inc.
8.200%	01/15/2039	300,000	474,613
6.875%	11/15/2019	300,000	377,337
5.375%	01/15/2020	500,000	587,379
1.500%	07/14/2014	200,000	201,554
Beam, Inc.
5.375%	01/15/2016	90,000	98,907
Bottling Group LLC
5.500%	04/01/2016	500,000	579,803
Coca-Cola Co. (The)
4.875%	03/15/2019	300,000	351,874
3.150%	11/15/2020	200,000	210,307
0.750%	11/15/2013	200,000	200,459
Coca-Cola Enterprises, Inc.
4.500%	09/01/2021	300,000	333,542
Diageo Finance BV (Netherlands)
5.300%	10/28/2015	750,000	854,032
PepsiCo, Inc.
3.750%	03/01/2014	500,000	531,905
3.000%	08/25/2021	500,000	517,036
2.500%	05/10/2016	200,000	208,278

			5,982,984

Biotechnology—0.2%
Amgen, Inc.
6.900%	06/01/2038	267,000	330,031
6.150%	06/01/2018	500,000	582,377
5.850%	06/01/2017	250,000	287,838
5.150%	11/15/2041	300,000	312,208
3.875%	11/15/2021	300,000	303,352

Coupon Rate	Maturity Date	Face	Value

Genentech, Inc.
5.250%	07/15/2035	$100,000	$118,619
Gilead Sciences, Inc.
4.400%	12/01/2021	300,000	318,234

			2,252,659

Capital Markets—1.2%
Bank of New York Mellon Corp. (The)
3.550%	09/23/2021	300,000	304,950
2.950%	06/18/2015	500,000	518,957
2.300%	07/28/2016	100,000	100,418
Bear Stearns Cos. LLC (The)
7.250%	02/01/2018	250,000	293,455
6.400%	10/02/2017	400,000	447,434
5.700%	11/15/2014	50,000	54,413
4.650%	07/02/2018	400,000	409,498
BlackRock, Inc.
4.250%	05/24/2021	500,000	523,731
Credit Suisse USA, Inc.
5.500%	08/15/2013	300,000	313,091
5.125%	01/15/2014	500,000	521,408
5.125%	08/15/2015	500,000	527,112
Goldman Sachs Group, Inc. (The)
6.250%	09/01/2017	500,000	523,340
6.150%	04/01/2018	500,000	516,710
6.125%	02/15/2033	600,000	583,080
5.375%	03/15/2020	300,000	296,592
5.150%	01/15/2014	500,000	509,760
5.125%	01/15/2015	500,000	511,411
5.000%	10/01/2014	553,000	560,917
3.625%	02/07/2016	300,000	290,139
Jefferies Group, Inc.
6.250%	01/15/2036	230,000	190,370
5.125%	04/13/2018	300,000	267,000
JP Morgan Chase Capital XXV, Series Y
6.800%	10/01/2037	500,000	506,875
Mellon Funding Corp.
5.200%	05/15/2014	400,000	431,412
Merrill Lynch & Co., Inc.
6.875%	11/15/2018	250,000	241,341
Morgan Stanley
7.250%	04/01/2032	100,000	102,243
6.000%	05/13/2014	500,000	505,133
5.750%	01/25/2021	300,000	280,323
2.875%	01/24/2014	300,000	287,478
Morgan Stanley MTN
5.450%	01/09/2017	500,000	481,901
Morgan Stanley, Series F MTN
6.625%	04/01/2018	500,000	494,343
6.000%	04/28/2015	1,000,000	1,002,484
5.950%	12/28/2017	500,000	476,955
Nomura Holdings, Inc. (Japan)
6.700%	03/04/2020	300,000	316,378
Northern Trust Corp.
3.375%	08/23/2021	500,000	513,551

			13,904,203

Chemicals—0.4%
Agrium, Inc. (Canada)
6.125%	01/15/2041	400,000	498,010
Airgas, Inc.
2.950%	06/15/2016	200,000	204,501
Dow Chemical Co. (The)
8.550%	05/15/2019	629,000	824,123

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
5.250%	11/15/2041		$300,000	$316,769
4.125%	11/15/2021		150,000	154,163
E.I. du Pont de Nemours & Co.
4.900%	01/15/2041		200,000	227,046
4.250%	04/01/2021		300,000	339,685
2.750%	04/01/2016		300,000	317,344
1.750%	03/25/2014		300,000	305,757
Monsanto Co.
5.500%	08/15/2025		200,000	239,457
Potash Corp. of Saskatchewan, Inc. (Canada)
4.875%	03/01/2013		500,000	522,988
PPG Industries, Inc.
3.600%	11/15/2020		400,000	418,929
Praxair, Inc.
3.950%	06/01/2013		150,000	157,001
3.250%	09/15/2015		500,000	535,331

				5,061,104

Commercial Banks—1.7%
Bank of Nova Scotia (Canada)
2.375%	12/17/2013		300,000	308,157
2.050%	10/07/2015		400,000	401,973
Barclays Bank plc (United Kingdom)
3.900%	04/07/2015		1,000,000	1,005,034
2.375%	01/13/2014		300,000	293,776
BB&T Corp.
5.250%	11/01/2019		500,000	546,597
BNP Paribas SA, Bank Note (France)
5.000%	01/15/2021		400,000	385,686
Capital One Financial Corp.
6.150%	09/01/2016		500,000	520,790
2.125%	07/15/2014		200,000	197,557
Citigroup, Inc.
8.500%	05/22/2019		300,000	353,623
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)
2.125%	10/13/2015		200,000	196,156
Credit Suisse (Switzerland)
5.300%	08/13/2019		400,000	413,168
Credit Suisse MTN (Switzerland)
4.375%	08/05/2020		200,000	196,441
Deutsche Bank AG (Germany)
2.375%	01/11/2013		500,000	496,418
Discover Bank
7.000%	04/15/2020		200,000	209,582
Fifth Third Capital Trust IV
6.500%	04/15/2037	#	580,000	571,300
FleetBoston Financial Corp.
6.875%	01/15/2028		150,000	135,036
Goldman Sachs Group, Inc. (The)
7.500%	02/15/2019		300,000	331,784
6.250%	02/01/2041		300,000	295,282
HSBC Bank USA NA
4.875%	08/24/2020		400,000	371,814
HSBC Holdings plc (United Kingdom)
6.100%	01/14/2042		200,000	227,525
JP Morgan Chase Bank NA, Bank Note
6.000%	10/01/2017		500,000	538,508
JPMorgan Chase & Co.
5.600%	07/15/2041		200,000	210,165

Coupon Rate	Maturity Date	Face	Value

KeyBank NA, Bank Note
5.800%	07/01/2014	$100,000	$106,830
KeyCorp MTN
5.100%	03/24/2021	500,000	520,184
Landesbank Baden-Wuerttemberg (Germany)
7.625%	02/01/2023	200,000	260,958
National City Bank
4.625%	05/01/2013	500,000	519,231
National City Corp.
6.875%	05/15/2019	500,000	562,758
PNC Funding Corp.
2.700%	09/19/2016	200,000	203,816
Royal Bank of Canada MTN (Canada)
2.875%	04/19/2016	300,000	311,329
Royal Bank of Scotland plc (The) (United Kingdom)
6.125%	01/11/2021	300,000	296,464
4.875%	03/16/2015	100,000	95,688
4.375%	03/16/2016	500,000	477,446
SunTrust Banks, Inc.
3.600%	04/15/2016	500,000	509,671
Toronto-Dominion Bank (The) (Canada)
1.375%	07/14/2014	300,000	303,727
U.S. Bank NA, Bank Note
4.800%	04/15/2015	250,000	273,171
UBS AG (Switzerland)
7.000%	10/15/2015	100,000	103,417
5.875%	07/15/2016	1,000,000	996,917
UBS AG MTN (Switzerland)
7.375%	06/15/2017	100,000	106,959
US Bancorp
2.000%	06/14/2013	300,000	305,003
USB Capital XIII Trust
6.625%	12/15/2039	300,000	305,763
Wachovia Bank NA, Bank Note
6.600%	01/15/2038	300,000	341,336
4.875%	02/01/2015	500,000	530,158
Wachovia Corp., Series G MTN
5.500%	05/01/2013	1,000,000	1,055,439
Wells Fargo & Co.
5.000%	11/15/2014	750,000	803,056
3.676%	06/15/2016	400,000	418,428
Wells Fargo & Co. MTN
4.600%	04/01/2021	500,000	549,383
Wells Fargo Bank NA
5.950%	08/26/2036	100,000	103,293
Westpac Banking Corp. (Australia)
3.000%	08/04/2015	400,000	404,983
1.850%	12/09/2013	600,000	600,836

			19,272,616

Commercial Services & Supplies—0.1%
Republic Services, Inc.
5.700%	05/15/2041	200,000	230,293
5.500%	09/15/2019	300,000	346,775
Waste Management, Inc.
7.000%	07/15/2028	50,000	62,855
6.375%	03/11/2015	400,000	456,704

			1,096,627

Communications Equipment—0.2%
Cisco Systems, Inc.
5.500%	02/22/2016	500,000	582,413
4.950%	02/15/2019	500,000	580,501
1.625%	03/14/2014	400,000	407,716

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Harris Corp.
6.150%	12/15/2040		$250,000	$283,734
Juniper Networks, Inc.
3.100%	03/15/2016		400,000	414,138
Motorola Solutions, Inc.
7.500%	05/15/2025		340,000	402,019

				2,670,521

Computers & Peripherals—0.2%
Dell, Inc.
5.400%	09/10/2040		300,000	338,568
1.400%	09/10/2013		300,000	302,117
Hewlett-Packard Co.
4.650%	12/09/2021		300,000	317,155
3.300%	12/09/2016		300,000	306,679
2.125%	09/13/2015		500,000	491,631
1.250%	09/13/2013		200,000	197,529

				1,953,679

Construction Materials—0.1%
CRH America, Inc.
6.000%	09/30/2016		750,000	801,991

Consumer Finance—0.5%
American Express Co.
8.150%	03/19/2038		350,000	521,041
4.875%	07/15/2013		1,000,000	1,046,118
American Express Credit Corp.
2.800%	09/19/2016		200,000	201,200
American Express Credit Corp. MTN
2.750%	09/15/2015		400,000	402,473
Capital One Bank USA NA
8.800%	07/15/2019		500,000	572,800
Caterpillar Financial Services Corp.
1.550%	12/20/2013		400,000	405,622
Caterpillar Financial Services Corp. MTN
2.750%	06/24/2015		200,000	207,855
Caterpillar Financial Services Corp., Series F MTN
2.650%	04/01/2016		400,000	416,935
HSBC Finance Capital Trust IX
5.911%	11/30/2035	#	500,000	417,500
John Deere Capital Corp. MTN
3.900%	07/12/2021		300,000	327,205
2.250%	06/07/2016		200,000	205,678
1.875%	06/17/2013		200,000	203,694
SLM Corp., Series A MTN
5.000%	10/01/2013		500,000	501,250
Toyota Motor Credit Corp. MTN
4.500%	06/17/2020		300,000	328,029
1.375%	08/12/2013		500,000	504,848

				6,262,248

Diversified Financial Services—1.8%
Bank of America Corp.
7.750%	08/15/2015		250,000	253,384
6.800%	03/15/2028		200,000	173,202
6.500%	09/15/2037		500,000	410,613
5.875%	01/05/2021		400,000	381,382
5.625%	07/01/2020		500,000	462,625
5.420%	03/15/2017		700,000	632,241

Coupon Rate	Maturity Date		Face	Value

4.875%	01/15/2013	†	$200,000	$200,860
4.500%	04/01/2015		700,000	675,991
Bank of America Corp. MTN
5.000%	05/13/2021		300,000	273,747
4.900%	05/01/2013		200,000	200,225
3.625%	03/17/2016		500,000	461,330
Bank of America Corp., Series L MTN
7.375%	05/15/2014		200,000	207,484
5.650%	05/01/2018		500,000	476,997
Citigroup, Inc.
8.125%	07/15/2039		500,000	614,060
6.625%	06/15/2032		150,000	139,488
6.375%	08/12/2014		500,000	525,075
6.125%	11/21/2017		750,000	801,413
6.010%	01/15/2015		200,000	209,085
6.000%	08/15/2017		600,000	629,525
5.850%	12/11/2034		100,000	98,888
5.500%	04/11/2013		1,320,000	1,348,030
3.953%	06/15/2016		200,000	199,512
Deutsche Bank AG (Germany)
6.000%	09/01/2017		650,000	726,794
Deutsche Bank Financial LLC MTN
5.375%	03/02/2015		250,000	245,455
General Electric Capital Corp.
5.500%	01/08/2020		500,000	551,046
4.800%	05/01/2013		500,000	523,610
4.625%	01/07/2021		300,000	311,808
2.950%	05/09/2016	†	400,000	411,812
2.800%	01/08/2013		300,000	305,777
2.100%	01/07/2014		400,000	406,187
General Electric Capital Corp. MTN
5.875%	01/14/2038		700,000	744,242
5.400%	02/15/2017		250,000	278,078
General Electric Capital Corp., Series A MTN
6.875%	01/10/2039		300,000	360,618
6.750%	03/15/2032		750,000	880,777
3.750%	11/14/2014		500,000	527,393
JPMorgan Chase & Co.
6.400%	05/15/2038		300,000	349,453
5.750%	01/02/2013		750,000	778,194
5.125%	09/15/2014		500,000	527,483
4.750%	03/01/2015		500,000	532,174
4.625%	05/10/2021		300,000	310,982
3.450%	03/01/2016		500,000	508,466
JPMorgan Chase & Co. MTN
2.050%	01/24/2014		300,000	300,377
MUFG Capital Finance 1 Ltd., Perpetual Bond (Cayman Islands)
6.346%	07/29/2049	#	600,000	609,982
National Rural Utilities Cooperative Finance Corp.
10.375%	11/01/2018		281,000	404,826
5.500%	07/01/2013		75,000	80,244
3.050%	03/01/2016		250,000	262,843
Western Union Co. (The)
5.253%	04/01/2020		502,000	566,498

				20,880,276

Diversified Telecommunication Services—1.0%
AT&T, Inc.
6.550%	02/15/2039		200,000	255,314
6.300%	01/15/2038		250,000	308,012
6.150%	09/15/2034		500,000	595,069
5.800%	02/15/2019		500,000	590,893
5.625%	06/15/2016		150,000	172,247

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date	Face	Value

CORPORATE OBLIGATIONS—(Continued)
5.550%	08/15/2041	$300,000	$354,610
5.350%	09/01/2040	307,000	346,677
BellSouth Capital Funding Corp.
7.875%	02/15/2030	400,000	539,492
BellSouth Corp.
6.875%	10/15/2031	350,000	437,453
5.200%	09/15/2014	500,000	553,099
British Telecommunications plc (United Kingdom)
9.625%	12/15/2030	150,000	211,937
Cellco Partnership/Verizon Wireless Capital LLC
5.550%	02/01/2014	300,000	326,100
Deutsche Telekom International Finance BV (Netherlands)
8.750%	06/15/2030	300,000	419,578
Embarq Corp.
7.082%	06/01/2016	250,000	271,244
France Telecom SA (France)
8.500%	03/01/2031	500,000	714,925
Qwest Capital Funding, Inc.
6.875%	07/15/2028	200,000	188,794
Qwest Communications International, Inc.
8.000%	10/01/2015	200,000	214,079
Qwest Corp.
6.500%	06/01/2017	500,000	548,750
Telecom Italia Capital SA (Luxembourg)
6.999%	06/04/2018	500,000	468,036
6.000%	09/30/2034	250,000	185,737
5.250%	11/15/2013	350,000	336,350
Telefonica Emisiones SAU (Spain)
5.134%	04/27/2020	200,000	188,174
3.729%	04/27/2015	200,000	191,943
Telefonica Europe BV (Netherlands)
8.250%	09/15/2030	350,000	385,886
Verizon Communications, Inc.
6.400%	02/15/2038	500,000	636,947
6.350%	04/01/2019	500,000	610,164
5.850%	09/15/2035	250,000	299,717
3.000%	04/01/2016	400,000	419,294
1.950%	03/28/2014	400,000	408,486
Verizon Global Funding Corp.
7.750%	12/01/2030	130,000	181,566
Verizon Virginia, Inc., Series A
4.625%	03/15/2013	250,000	260,369

			11,620,942

Electric Utilities—1.6%
Alabama Power Co., Series Q
5.500%	10/15/2017	150,000	177,953
Columbus Southern Power Co., Series C
5.500%	03/01/2013	150,000	157,082
Commonwealth Edison Co.
5.900%	03/15/2036	300,000	369,191
5.800%	03/15/2018	100,000	118,215
1.625%	01/15/2014	400,000	403,102
Consolidated Edison Co. of New York, Inc., Series 06-C
5.500%	09/15/2016	500,000	588,805
Constellation Energy Group, Inc.
5.150%	12/01/2020	400,000	434,236
Consumers Energy Co., Series P
5.500%	08/15/2016	150,000	172,575

Coupon Rate	Maturity Date	Face	Value

Dominion Resources, Inc.
1.800%	03/15/2014	$400,000	$407,488
Dominion Resources, Inc., Series A
5.600%	11/15/2016	300,000	348,858
Duke Energy Carolinas LLC
6.450%	10/15/2032	330,000	424,725
4.300%	06/15/2020	100,000	112,833
Duke Energy Corp.
2.150%	11/15/2016	200,000	200,799
Duke Energy Indiana, Inc.
3.750%	07/15/2020	300,000	322,719
Exelon Corp.
4.900%	06/15/2015	350,000	377,418
FirstEnergy Corp., Series C
7.375%	11/15/2031	150,000	184,989
FirstEnergy Solutions Corp.
6.050%	08/15/2021	250,000	277,937
Florida Power & Light Co.
5.625%	04/01/2034	50,000	61,984
5.125%	06/01/2041	200,000	239,122
4.950%	06/01/2035	100,000	115,363
4.850%	02/01/2013	150,000	156,529
Florida Power Corp.
6.400%	06/15/2038	350,000	476,480
Georgia Power Co., Series 07-A
5.650%	03/01/2037	200,000	248,761
Georgia Power Co., Series AMBC
6.000%	09/01/2040	141,000	142,819
Great Plains Energy, Inc.
4.850%	06/01/2021	400,000	420,084
Indiana Michigan Power Co.
7.000%	03/15/2019	250,000	307,948
Jersey Central Power & Light
5.625%	05/01/2016	500,000	565,564
Kentucky Utilities Co.
5.125%	11/01/2040	500,000	601,612
MidAmerican Energy Co.
5.800%	10/15/2036	500,000	597,405
MidAmerican Energy Holdings Co.
6.125%	04/01/2036	200,000	239,682
MidAmerican Energy Holdings Co., Series D
5.000%	02/15/2014	150,000	161,249
NextEra Energy Capital Holdings, Inc.
6.000%	03/01/2019	250,000	291,878
4.500%	06/01/2021	200,000	213,461
Nisource Finance Corp.
5.450%	09/15/2020	500,000	554,799
Northern States Power Co.
5.250%	03/01/2018	500,000	595,362
Ohio Power Co., Series K
6.000%	06/01/2016	500,000	577,963
Pacific Gas & Electric Co.
6.050%	03/01/2034	500,000	620,968
Potomac Electric Power Co.
7.900%	12/15/2038	200,000	310,323
Progress Energy, Inc.
7.050%	03/15/2019	400,000	495,430
4.400%	01/15/2021	300,000	331,308
PSEG Power LLC
8.625%	04/15/2031	300,000	443,774
2.750%	09/15/2016	200,000	201,200
2.500%	04/15/2013	500,000	508,064
Puget Sound Energy, Inc.
4.434%	11/15/2041	300,000	312,446

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date	Face	Value

CORPORATE OBLIGATIONS—(Continued)
South Carolina Electric & Gas Co.
5.300%	05/15/2033	$150,000	$175,707
Southern California Edison Co.
6.650%	04/01/2029	500,000	660,972
Southern Power Co., Series D
4.875%	07/15/2015	350,000	383,344
Union Electric Co.
6.400%	06/15/2017	250,000	299,178
Virginia Electric and Power Co.
5.950%	09/15/2017	250,000	301,226
5.400%	04/30/2018	250,000	298,630
Virginia Electric and Power Co., Series B
6.000%	01/15/2036	380,000	483,612
Wisconsin Electric Power
5.625%	05/15/2033	150,000	188,806
Xcel Energy, Inc.
4.800%	09/15/2041	200,000	218,840

			17,880,818

Electrical Equipment—0.1%
Emerson Electric Co.
5.000%	12/15/2014	150,000	166,285
5.000%	04/15/2019	500,000	588,247

			754,532

Electronic Equipment, Instruments & Components—0.1%
Agilent Technologies, Inc.
5.000%	07/15/2020	100,000	112,170
Arrow Electronics, Inc.
6.875%	07/01/2013	250,000	268,875
Thermo Fisher Scientific, Inc.
2.050%	02/21/2014	300,000	307,410

			688,455

Energy Equipment & Services—0.2%
Halliburton Co.
7.450%	09/15/2039	400,000	580,009
Noble Holding International Ltd. (Cayman Islands)
6.200%	08/01/2040	200,000	226,045
3.450%	08/01/2015	200,000	208,247
Pride International, Inc.
6.875%	08/15/2020	200,000	234,877
Transocean, Inc. (Cayman Islands)
6.800%	03/15/2038	500,000	505,511
Weatherford International Ltd. (Bermuda)
9.625%	03/01/2019	400,000	518,022
6.750%	09/15/2040	300,000	341,468

			2,614,179

Food & Staples Retailing—0.1%
CVS Caremark Corp.
6.600%	03/15/2019	250,000	305,177
4.875%	09/15/2014	230,000	251,675
4.125%	05/15/2021	200,000	215,734
Kroger Co. (The)
7.500%	04/01/2031	200,000	261,638
5.400%	07/15/2040	200,000	216,279
4.950%	01/15/2015	300,000	331,369

			1,581,872

Coupon Rate	Maturity Date		Face	Value

Food Products—0.5%
Archer-Daniels Midland Co.
5.450%	03/15/2018		$500,000	$593,707
Bunge Ltd. Finance Corp.
5.350%	04/15/2014		500,000	524,708
Campbell Soup Co.
4.875%	10/01/2013		250,000	267,691
ConAgra Foods, Inc.
5.875%	04/15/2014		500,000	549,004
General Mills, Inc.
5.400%	06/15/2040		300,000	351,717
3.150%	12/15/2021		200,000	203,046
Kellogg Co.
4.000%	12/15/2020		300,000	318,109
Kraft Foods, Inc.
6.875%	02/01/2038		380,000	504,931
6.500%	02/09/2040		200,000	261,144
5.375%	02/10/2020		400,000	462,312
5.250%	10/01/2013		600,000	640,283
4.125%	02/09/2016		100,000	108,676
Sara Lee Corp.
2.750%	09/15/2015		300,000	302,489
Unilever Capital Corp.
4.250%	02/10/2021		300,000	342,541

				5,430,358

Gas Utilities—0.0%
Southern California Gas Co.
5.125%	11/15/2040		400,000	485,285

Health Care Equipment & Supplies—0.2%
Baxter International, Inc.
5.900%	09/01/2016		400,000	476,646
Becton Dickinson and Co.
5.000%	11/12/2040		300,000	335,100
Boston Scientific Corp.
7.375%	01/15/2040		200,000	255,367
6.250%	11/15/2015		200,000	221,896
6.000%	01/15/2020		200,000	223,628
CareFusion Corp.
6.375%	08/01/2019		250,000	295,666
Covidien International Finance SA (Luxembourg)
6.000%	10/15/2017		250,000	296,620
Medtronic, Inc.
4.450%	03/15/2020		300,000	339,118

				2,444,041

Health Care Providers & Services—0.3%
Aetna, Inc.
6.625%	06/15/2036		250,000	311,507
Aristotle Holding, Inc.
6.125%	11/15/2041	^	200,000	217,008
4.750%	11/15/2021	^	200,000	207,361
Cigna Corp.
5.125%	06/15/2020		300,000	324,029
Express Scripts, Inc.
6.250%	06/15/2014		300,000	327,168
Quest Diagnostics, Inc.
6.950%	07/01/2037		300,000	374,225
UnitedHealth Group, Inc.
6.000%	02/15/2018		500,000	595,258
5.950%	02/15/2041		200,000	246,830
5.375%	03/15/2016		200,000	229,622
WellPoint, Inc.
5.250%	01/15/2016		500,000	560,293

				3,393,301

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Hotels, Restaurants & Leisure—0.1%
McDonald’s Corp., Series I MTN
5.350%	03/01/2018		$500,000	$598,250
Yum! Brands, Inc.
6.875%	11/15/2037		200,000	256,185

				854,435

Household Durables—0.1%
Kimberly-Clark Corp.
6.125%	08/01/2017		500,000	612,337
Whirlpool Corp. MTN
4.850%	06/15/2021		200,000	200,025

				812,362

Household Products—0.1%
Procter & Gamble Co. (The)
5.800%	08/15/2034		250,000	330,457
4.700%	02/15/2019		500,000	590,985

				921,442

Industrial Conglomerates—0.1%
3M Co. MTN
5.700%	03/15/2037		100,000	134,810
GE Capital Trust I
6.375%	11/15/2067	#	130,000	128,050
General Electric Co.
5.000%	02/01/2013		500,000	521,185

				784,045

Insurance—0.9%
ACE INA Holdings, Inc.
5.875%	06/15/2014		300,000	331,136
AEGON Funding Co. LLC
5.750%	12/15/2020		290,000	302,382
Allstate Corp. (The)
5.350%	06/01/2033		500,000	516,873
American International Group, Inc.
6.400%	12/15/2020		400,000	404,374
6.250%	03/15/2037		300,000	218,625
4.250%	05/15/2013		100,000	99,963
American International Group, Inc., Series G MTN
5.850%	01/16/2018		500,000	490,232
Assurant, Inc.
5.625%	02/15/2014		500,000	523,143
AXA SA (France)
8.600%	12/15/2030		250,000	246,789
Berkshire Hathaway Finance Corp.
5.000%	08/15/2013		700,000	745,688
4.250%	01/15/2021	†	300,000	327,534
Chubb Corp. (The)
6.375%	03/29/2067	#	200,000	198,500
CNA Financial Corp.
5.850%	12/15/2014		430,000	453,403
5.750%	08/15/2021		300,000	306,691
Fidelity National Financial, Inc.
6.600%	05/15/2017		300,000	318,365
Genworth Financial, Inc.
7.700%	06/15/2020	†	200,000	190,675
Hartford Financial Services Group, Inc.
6.100%	10/01/2041		150,000	140,839

Coupon Rate	Maturity Date	Face	Value

Jefferson-Pilot Corp.
4.750%	01/30/2014	$300,000	$310,490
Lincoln National Corp.
6.150%	04/07/2036	250,000	251,891
Marsh & McLennan Cos., Inc.
5.750%	09/15/2015	46,000	50,986
MetLife, Inc.
6.750%	06/01/2016	600,000	691,892
5.700%	06/15/2035	250,000	279,977
2.375%	02/06/2014	300,000	304,340
Progressive Corp. (The)
6.625%	03/01/2029	150,000	185,985
Prudential Financial, Inc.
6.625%	06/21/2040	100,000	110,842
5.375%	06/21/2020	300,000	321,618
Prudential Financial, Inc. MTN
5.800%	11/16/2041	200,000	203,156
Prudential Financial, Inc., Series D MTN
5.700%	12/14/2036	250,000	249,034
4.750%	09/17/2015	300,000	317,037
Travelers Property Casualty Corp.
5.000%	03/15/2013	400,000	417,390
Validus Holdings Ltd. (Bermuda)
8.875%	01/26/2040	200,000	219,097

			9,728,947

Internet Software & Services—0.1%
Google, Inc.
3.625%	05/19/2021	300,000	328,622
2.125%	05/19/2016	300,000	312,274
1.250%	05/19/2014	300,000	304,693

			945,589

IT Services—0.2%
HP Enterprise Services LLC, Series B
6.000%	08/01/2013	650,000	689,309
International Business Machines Corp.
7.000%	10/30/2025	300,000	412,350
2.100%	05/06/2013	300,000	306,291
1.000%	08/05/2013	300,000	302,481
0.875%	10/31/2014	300,000	300,317

			2,010,748

Machinery—0.3%
Caterpillar, Inc.
6.050%	08/15/2036	500,000	648,448
Deere & Co.
6.950%	04/25/2014	250,000	284,355
Dover Corp.
5.375%	03/01/2041	300,000	368,292
Honeywell International, Inc.
5.700%	03/15/2036	300,000	372,725
3.875%	02/15/2014	300,000	320,238
Parker Hannifin Corp. MTN
3.500%	09/15/2022	100,000	103,634
Tyco International Finance SA (Luxembourg)
4.625%	01/15/2023	300,000	325,000
3.750%	01/15/2018	300,000	316,326
3.375%	10/15/2015	200,000	209,492

			2,948,510

Media—1.1%
CBS Corp.
7.875%	07/30/2030	250,000	318,904
5.750%	04/15/2020	200,000	225,232

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Comcast Corp.
6.450%	03/15/2037		$500,000	$608,180
6.300%	11/15/2017		1,000,000	1,184,279
5.650%	06/15/2035		200,000	221,690
COX Communications, Inc.
5.500%	10/01/2015		75,000	84,465
4.625%	06/01/2013		250,000	263,631
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
6.375%	03/01/2041		500,000	578,564
5.200%	03/15/2020		200,000	215,925
3.550%	03/15/2015		200,000	208,331
3.500%	03/01/2016		400,000	412,768
Discovery Communications LLC
5.625%	08/15/2019		400,000	455,850
Historic TW, Inc.
9.150%	02/01/2023		300,000	411,139
NBCUniversal Media LLC
5.950%	04/01/2041		250,000	294,955
4.375%	04/01/2021		250,000	264,339
News America, Inc.
8.000%	10/17/2016		150,000	185,209
7.750%	12/01/2045		200,000	245,712
6.150%	02/15/2041		300,000	347,035
5.650%	08/15/2020		500,000	559,283
Omnicom Group, Inc.
5.900%	04/15/2016		500,000	556,476
Thomson Reuters Corp. (Canada)
6.500%	07/15/2018		500,000	599,865
Time Warner Cable, Inc.
6.750%	06/15/2039		200,000	237,147
6.200%	07/01/2013		500,000	536,726
5.850%	05/01/2017		400,000	456,059
Time Warner Entertainment Co. LP
8.375%	03/15/2023		250,000	326,235
8.375%	07/15/2033		250,000	328,611
Time Warner, Inc.
5.875%	11/15/2016		1,000,000	1,155,466
5.375%	10/15/2041		250,000	271,840
Viacom, Inc.
6.875%	04/30/2036		300,000	376,696
4.500%	03/01/2021		200,000	211,560
2.500%	12/15/2016		300,000	300,233
Walt Disney Co. (The), Series B MTN
7.000%	03/01/2032		210,000	293,374

				12,735,779

Metals & Mining—0.5%
Alcoa, Inc.
5.550%	02/01/2017	†	290,000	309,587
5.400%	04/15/2021		300,000	301,103
ArcelorMittal (Luxembourg)
7.000%	10/15/2039		400,000	372,811
5.250%	08/05/2020	†	400,000	363,834
3.750%	08/05/2015		400,000	382,707
Barrick Gold Corp. (Canada)
2.900%	05/30/2016		200,000	205,480
Barrick PD Australia Finance Pty Ltd. (Australia)
5.950%	10/15/2039		400,000	464,758
BHP Billiton Finance USA Ltd. (Australia)
6.500%	04/01/2019		500,000	618,700
1.125%	11/21/2014		300,000	300,917

Coupon Rate	Maturity Date	Face	Value

Newmont Mining Corp.
6.250%	10/01/2039	$200,000	$237,649
Rio Tinto Alcan, Inc. (Canada)
6.125%	12/15/2033	150,000	185,231
Rio Tinto Finance USA Ltd. (Australia)
8.950%	05/01/2014	500,000	585,072
Southern Copper Corp.
7.500%	07/27/2035	250,000	275,576
Teck Resources Ltd. (Canada)
9.750%	05/15/2014	500,000	587,903
Vale Overseas Ltd. (Cayman Islands)
6.875%	11/21/2036	100,000	114,355
4.625%	09/15/2020	500,000	519,552

			5,825,235

Multiline Retail—0.4%
Kohl’s Corp.
4.000%	11/01/2021	300,000	307,973
Macy’s Retail Holdings, Inc.
6.900%	04/01/2029	100,000	110,270
6.650%	07/15/2024	100,000	111,777
5.900%	12/01/2016	100,000	111,867
5.750%	07/15/2014	300,000	319,300
Nordstrom, Inc.
4.000%	10/15/2021	100,000	104,450
Target Corp.
7.000%	07/15/2031	150,000	202,933
6.000%	01/15/2018	500,000	609,972
Wal-Mart Stores, Inc.
7.550%	02/15/2030	250,000	366,103
5.250%	09/01/2035	750,000	900,382
4.875%	07/08/2040	300,000	347,842
4.550%	05/01/2013	500,000	527,899
4.250%	04/15/2021	300,000	347,325
3.625%	07/08/2020	300,000	329,399
1.625%	04/15/2014	300,000	306,768

			5,004,260

Multi-Utilities—0.0%
Sempra Energy
6.150%	06/15/2018	250,000	295,077
2.000%	03/15/2014	250,000	253,303

			548,380

Office Electronics—0.2%
Pitney Bowes, Inc.
5.000%	03/15/2015	500,000	529,262
Pitney Bowes, Inc. MTN
4.750%	01/15/2016	200,000	205,808
Xerox Corp.
6.350%	05/15/2018	500,000	563,976
4.500%	05/15/2021	200,000	203,078
4.250%	02/15/2015	300,000	316,430

			1,818,554

Oil, Gas & Consumable Fuels—1.8%
Alberta Energy Co. Ltd. (Canada)
7.375%	11/01/2031	400,000	501,672
Anadarko Petroleum Corp.
8.700%	03/15/2019	500,000	639,244
Apache Corp.
5.250%	02/01/2042	500,000	599,926
Apache Finance Canada Corp. (Canada)
7.750%	12/15/2029	150,000	219,589

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
BP Capital Markets plc (United Kingdom)
5.250%	11/07/2013		$500,000	$536,520
4.500%	10/01/2020		300,000	331,014
3.200%	03/11/2016		400,000	419,620
Canadian Natural Resources Ltd. (Canada)
5.850%	02/01/2035		500,000	597,148
3.450%	11/15/2021	†	200,000	208,883
Cenovus Energy, Inc. (Canada)
5.700%	10/15/2019		200,000	234,969
CenterPoint Energy Resources Corp.
4.500%	01/15/2021		434,000	460,512
Chevron Corp.
3.950%	03/03/2014		300,000	320,988
ConocoPhillips Canada Funding Co. I (Canada)
5.950%	10/15/2036		500,000	618,021
5.625%	10/15/2016		500,000	584,390
ConocoPhillips Holding Co.
6.950%	04/15/2029		500,000	683,551
Devon Energy Corp.
5.600%	07/15/2041		100,000	120,701
2.400%	07/15/2016		300,000	307,493
Enbridge Energy Partners LP
9.875%	03/01/2019		300,000	398,412
Encana Corp. (Canada)
5.150%	11/15/2041		300,000	307,439
3.900%	11/15/2021		300,000	301,995
Energy Transfer Partners LP
5.950%	02/01/2015		500,000	540,818
Enterprise Products Operating LLC
5.950%	02/01/2041		200,000	224,990
3.700%	06/01/2015		100,000	104,922
3.200%	02/01/2016		200,000	207,253
Enterprise Products Operating LLC, Series D
6.875%	03/01/2033		150,000	181,580
Enterprise Products Operating LLC, Series G
5.600%	10/15/2014		150,000	164,457
EOG Resources, Inc.
4.100%	02/01/2021		300,000	327,337
Hess Corp.
7.300%	08/15/2031		250,000	321,733
Kinder Morgan Energy Partners LP
6.550%	09/15/2040		300,000	337,216
6.500%	02/01/2037		300,000	331,415
5.950%	02/15/2018		300,000	343,179
Marathon Oil Corp.
5.900%	03/15/2018		455,000	533,360
Nexen, Inc. (Canada)
6.400%	05/15/2037		500,000	531,332
ONEOK Partners LP
6.150%	10/01/2016		160,000	183,921
Pemex Project Funding Master Trust
6.625%	06/15/2035		500,000	571,875
Petrobras International Finance Co. (Cayman Islands)
8.375%	12/10/2018		250,000	306,250
6.750%	01/27/2041	†	300,000	346,240
6.125%	10/06/2016		500,000	556,782
5.375%	01/27/2021		300,000	316,680
Petro-Canada (Canada)
5.950%	05/15/2035		100,000	115,439

Coupon Rate	Maturity Date	Face	Value

Petroleos Mexicanos (Mexico)
8.000%	05/03/2019	$250,000	$313,125
Plains All American Pipeline LP/PAA Finance Corp.
3.950%	09/15/2015	300,000	317,955
Shell International Finance BV (Netherlands)
5.200%	03/22/2017	500,000	585,277
3.100%	06/28/2015	100,000	107,303
Southern Natural Gas Co./Southern Natural Issuing Corp.
4.400%	06/15/2021	200,000	206,752
Statoil ASA (Norway)
5.100%	08/17/2040	300,000	356,561
Suncor Energy, Inc. (Canada)
7.150%	02/01/2032	500,000	643,519
Tennessee Gas Pipeline Co.
7.000%	10/15/2028	350,000	403,993
Texas Eastern Transmission LP
7.000%	07/15/2032	150,000	191,884
Total Capital SA (France)
4.450%	06/24/2020	300,000	334,753
3.000%	06/24/2015	300,000	317,333
TransCanada PipeLines Ltd. (Canada)
5.850%	03/15/2036	500,000	595,628
4.000%	06/15/2013	250,000	260,262
Valero Energy Corp.
6.125%	06/15/2017	250,000	279,485
4.750%	06/15/2013	500,000	523,572
Williams Cos., Inc.
7.875%	09/01/2021	230,000	283,568
Williams Partners LP
6.300%	04/15/2040	100,000	122,373
5.250%	03/15/2020	100,000	110,883
3.800%	02/15/2015	100,000	105,057

			20,998,149

Paper & Forest Products—0.1%
International Paper Co.
7.500%	08/15/2021	500,000	618,284

Pharmaceuticals—0.8%
Abbott Laboratories
5.875%	05/15/2016	700,000	821,982
5.125%	04/01/2019	300,000	348,878
AstraZeneca plc (United Kingdom)
5.900%	09/15/2017	250,000	302,350
Bristol-Myers Squibb Co.
5.875%	11/15/2036	155,000	197,946
5.450%	05/01/2018	250,000	300,207
Eli Lilly & Co.
6.770%	01/01/2036	250,000	351,846
GlaxoSmithKline Capital, Inc.
4.850%	05/15/2013	500,000	529,340
4.375%	04/15/2014	500,000	541,412
Johnson & Johnson
4.950%	05/15/2033	200,000	240,363
4.850%	05/15/2041	200,000	241,011
3.550%	05/15/2021	200,000	223,306
2.150%	05/15/2016	200,000	208,810
Merck & Co., Inc.
6.550%	09/15/2037	200,000	279,825
6.500%	12/01/2033	250,000	345,650
4.750%	03/01/2015	350,000	391,098
4.375%	02/15/2013	200,000	208,652
Novartis Capital Corp.
2.900%	04/24/2015	200,000	211,834
1.900%	04/24/2013	200,000	203,992

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Novartis Securities Investment Ltd. (Bermuda)
5.125%	02/10/2019		$500,000	$588,518
Pfizer, Inc.
5.350%	03/15/2015		500,000	566,014
Pharmacia Corp.
6.500%	12/01/2018		350,000	438,872
Sanofi (France)
2.625%	03/29/2016		400,000	417,509
Teva Pharmaceutical Finance Co. LLC
6.150%	02/01/2036		250,000	304,891
Wyeth
6.500%	02/01/2034		250,000	339,306
5.500%	03/15/2013		100,000	105,742
5.500%	02/01/2014		250,000	274,201

				8,983,555

Real Estate Investment Trusts (REITs)—0.3%
Boston Properties LP
4.125%	05/15/2021		300,000	303,056
Camden Property Trust
5.000%	06/15/2015		200,000	212,586
Duke Realty LP
7.375%	02/15/2015		150,000	164,845
ERP Operating LP
5.375%	08/01/2016		500,000	544,529
5.200%	04/01/2013	†	250,000	259,360
HCP, Inc.
2.700%	02/01/2014		300,000	299,714
HCP, Inc. MTN
6.700%	01/30/2018		250,000	278,256
Health Care REIT, Inc.
6.125%	04/15/2020		300,000	311,338
ProLogis LP
7.375%	10/30/2019		350,000	396,024
Realty Income Corp.
5.875%	03/15/2035		200,000	204,740
Simon Property Group LP
4.375%	03/01/2021	†	400,000	424,051
2.800%	01/30/2017	†	300,000	306,791

				3,705,290

Road & Rail—0.3%
Burlington Northern Santa Fe LLC
5.650%	05/01/2017		500,000	577,700
3.450%	09/15/2021		200,000	206,553
Canadian National Railway Co. (Canada)
4.400%	03/15/2013		585,000	610,066
CSX Corp.
7.375%	02/01/2019		300,000	374,462
6.000%	10/01/2036		334,000	394,951
Norfolk Southern Corp.
5.900%	06/15/2019		300,000	365,090
3.250%	12/01/2021		200,000	203,356
Ryder System, Inc. MTN
3.150%	03/02/2015		300,000	308,531
Union Pacific Corp.
6.625%	02/01/2029		250,000	329,188
5.780%	07/15/2040		300,000	364,726

				3,734,623

Coupon Rate	Maturity Date		Face	Value

Semiconductors & Semiconductor Equipment—0.1%
Intel Corp.
4.800%	10/01/2041		$300,000	$337,608
3.300%	10/01/2021		300,000	316,688

				654,296

Software—0.2%
Microsoft Corp.
4.500%	10/01/2040		300,000	339,989
1.625%	09/25/2015		400,000	411,892
0.875%	09/27/2013		300,000	302,736
Oracle Corp.
5.375%	07/15/2040		500,000	611,560
5.250%	01/15/2016		500,000	577,882

				2,244,059

Specialty Retail—0.2%
Gap, Inc. (The)
5.950%	04/12/2021		200,000	191,093
Home Depot, Inc. (The)
5.875%	12/16/2036		550,000	692,665
5.400%	03/01/2016		400,000	462,424
Lowe’s Cos., Inc.
5.400%	10/15/2016		400,000	462,825

				1,809,007

Thrifts & Mortgage Finance—0.0%
Abbey National Treasury Services plc (United Kingdom)
2.875%	04/25/2014		300,000	279,828

Tobacco—0.3%
Altria Group, Inc.
9.950%	11/10/2038		300,000	457,680
9.250%	08/06/2019		800,000	1,075,765
Lorillard Tobacco Co.
6.875%	05/01/2020		300,000	335,771
Philip Morris International, Inc.
5.650%	05/16/2018		500,000	592,219
4.375%	11/15/2041		200,000	208,743
2.900%	11/15/2021		200,000	204,346

				2,874,524

Transportation Infrastructure—0.0%
United Parcel Service, Inc.
6.200%	01/15/2038		300,000	405,011

Wireless Telecommunication Services—0.3%
America Movil SAB de CV (Mexico)
6.125%	03/30/2040	†	300,000	359,687
5.000%	03/30/2020	†	400,000	443,909
Cellco Partnership/Verizon Wireless Capital LLC
7.375%	11/15/2013		300,000	334,180
Rogers Communications, Inc. (Canada)
6.800%	08/15/2018		500,000	609,907
Vodafone Group plc (United Kingdom)
7.875%	02/15/2030		250,000	364,116
6.150%	02/27/2037		200,000	249,756
5.625%	02/27/2017		500,000	581,226
5.375%	01/30/2015		250,000	277,282

				3,220,063

TOTAL CORPORATE OBLIGATIONS
(Cost $211,592,868)				224,671,992

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

MORTGAGE-RELATED SECURITIES—33.7%
Commercial Mortgage-Backed Securities—2.0%
Banc of America Commercial Mortgage, Inc., Series 2005-1, Class A4
5.066%	11/10/2042	#	$500,000	$516,023
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class AM
5.193%	09/10/2047	#	1,000,000	1,069,151
Banc of America Commercial Mortgage, Inc., Series 2007-5, Class A4
5.492%	02/10/2051		2,000,000	2,167,887
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-3, Class A4
5.889%	07/10/2044	#	500,000	549,983
Bear Stearns Commercial Mortgage Securities, Series 2005-T20, Class A4A
5.145%	10/12/2042	#	921,000	1,022,872
Bear Stearns Commercial Mortgage Securities, Series 2006-T24, Class A4
5.537%	10/12/2041		1,000,000	1,128,619
Citigroup Commercial Mortgage Trust, Series 2004-C1, Class A3
5.251%	04/15/2040	#	415,838	429,718
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4
5.225%	07/15/2044	#	900,000	998,816
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4
5.736%	12/10/2049		1,000,000	1,083,272
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4
5.444%	03/10/2039		1,000,000	1,086,497
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6
5.396%	08/10/2038	#	600,000	643,734
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4
5.553%	04/10/2038	#	800,000	872,432
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4
5.560%	11/10/2039		1,200,000	1,322,124
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A4
4.738%	07/15/2042		935,000	1,011,202
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class AM
5.464%	12/12/2043		750,000	738,297
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB20, Class A4
5.794%	02/12/2051	#†	500,000	552,839
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3
5.430%	02/15/2040		750,000	803,104
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A4
5.414%	07/12/2046	#	750,000	828,949
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class AJ
5.485%	07/12/2046	#	500,000	378,927

Coupon Rate	Maturity Date		Face	Value

Morgan Stanley Capital I, Series 2007-HQ13, Class A2
5.649%	12/15/2044		$1,400,000	$1,430,116
Wachovia Bank Commercial Mortgage Trust, Series 2003-C5, Class A2
3.989%	06/15/2035		750,000	766,723
Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class A4
5.012%	12/15/2035	#	750,000	791,161
Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A5
5.215%	01/15/2041	#	500,000	536,527
Wachovia Bank Commercial Mortgage Trust, Series 2004-C12, Class A4
5.316%	07/15/2041	#	750,000	807,109
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class B
4.892%	10/15/2041		1,000,000	997,650
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class AJ
6.000%	06/15/2045	#	1,000,000	808,762

				23,342,494

U.S. Government Agency Mortgage-Backed Securities—31.7%
Federal Home Loan Mortgage Corp.
7.500%	06/01/2027-
	10/01/2029		282,927	335,116
7.000%	02/01/2016-
	-09/01/2036		645,960	737,583
6.500%	07/01/2014-
	01/01/2039		3,138,320	3,533,404
6.081%	01/01/2037	#	627,080	680,534
6.000%	11/01/2016-
	10/01/2038		8,390,993	9,266,689
5.799%	01/01/2037	#	180,495	194,869
5.638%	02/01/2037	#	306,001	330,397
5.500%	02/01/2018-
	08/01/2039		14,198,328	15,466,829
5.000%	08/01/2017-
	04/01/2041		20,459,509	22,044,511
4.500%	08/01/2018-
	06/01/2041		21,285,095	22,603,510
4.000%	05/01/2019-
	07/01/2041		16,917,949	17,800,404
3.500%	10/01/2025-
	10/01/2040		5,696,049	5,926,611
3.428%	06/01/2041	#	251,964	263,544
Federal Home Loan Mortgage Corp. TBA
4.500%- 5.500%	01/15/2042		4,500,000	4,766,766
4.000%	01/15/2042		500,000	524,531
3.500%	01/25/2027-
	01/15/2042		1,200,000	1,249,625
Federal National Mortgage Association
7.500%	06/01/2030-
	07/01/2031		27,048	30,804
7.000%	03/01/2030-
	04/01/2038		1,491,041	1,712,740
6.500%	02/01/2017-
	10/01/2039		3,904,426	4,400,962
6.000%	04/01/2014-
	11/01/2039		14,172,269	15,664,669
5.659%	01/01/2037	#	1,230,247	1,325,043

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

MORTGAGE-RELATED SECURITIES—(Continued)
5.500%	01/01/2018-
	05/01/2040		$23,782,395	$25,989,425
5.255%	02/01/2037	#	109,414	115,620
5.000%	03/01/2018-
	05/01/2041		23,268,276	25,187,025
4.500%	03/01/2018-
	07/01/2041		32,091,986	34,238,579
4.000%	08/01/2018-
	09/01/2041		26,673,346	28,112,239
3.750%	03/01/2037	#	2,076,736	2,201,628
3.668%	05/01/2041	#	432,014	453,233
3.576%	08/01/2040	#	346,628	363,358
3.500%	08/01/2025-
	01/01/2041		7,944,653	8,296,746
3.448%	02/01/2041	#	249,210	259,432
3.226%	07/01/2040	#	707,219	739,946
3.121%	06/01/2040	#	286,917	297,848
2.587%	05/01/2035	#	255,978	271,297
2.517%	10/01/2035	#	806,849	853,541
2.413%	05/01/2035	#	688,865	726,364
Federal National Mortgage Association TBA
5.000%-6.500%	01/25/2027- 01/25/2042		3,900,000	4,187,704
4.500%	01/25/2042		5,100,000	5,428,312
4.000%	01/25/2027- 01/25/2042		4,100,000	4,313,891
3.500%	01/25/2027- 01/25/2042		3,700,000	3,835,594
Government National Mortgage Association
7.500%	12/15/2029- 05/15/2032		386,975	455,098
7.000%	09/15/2037		48,903	57,127
6.500%	03/15/2026- 01/15/2039		1,801,155	2,068,303
6.000%	02/15/2033- 12/15/2039		4,779,132	5,426,815
5.500%	01/15/2024- 07/20/2040		7,386,876	8,320,276
5.000%	05/15/2033- 10/20/2041		17,311,074	19,239,467
4.500%	04/20/2026- 07/15/2041		25,918,272	28,311,616
4.000%	08/15/2024- 12/15/2041		13,151,313	14,136,955
3.500%	12/15/2025- 11/20/2041		1,114,220	1,167,821
3.500%	12/20/2040	#	460,583	486,671
3.000%	02/20/2041- 11/20/2041	#	972,988	1,016,372
2.500%	11/20/2040- 12/20/2040	#	958,466	986,532
Government National Mortgage Association TBA
5.500%	01/15/2042		400,000	449,000
4.500%	01/15/2042		400,000	435,938
4.000%	01/15/2042		2,000,000	2,145,937

				359,434,851

TOTAL MORTGAGE-RELATED SECURITIES
(Cost $363,611,610)				382,777,345

Coupon Rate	Maturity Date		Face	Value

U.S. TREASURY OBLIGATIONS—34.8%
U.S. Treasury Bonds—7.5%
U.S. Treasury Bond
11.250%	02/15/2015	†	$1,300,000	$1,734,890
9.875%	11/15/2015	†	2,550,000	3,458,040
9.125%	05/15/2018	†	1,060,000	1,581,637
8.750%	05/15/2017- 08/15/2020		2,910,000	4,380,434
8.500%	02/15/2020	†	1,221,000	1,878,146
8.125%	05/15/2021		1,780,000	2,769,847
8.125%	08/15/2019- 08/15/2021	†	2,660,000	3,987,960
8.000%	11/15/2021		1,320,000	2,063,325
7.625%	11/15/2022- 02/15/2025		1,300,000	2,060,140
7.500%	11/15/2024	†	475,000	758,145
7.250%	05/15/2016- 08/15/2022		2,310,000	3,126,887
7.125%	02/15/2023		723,000	1,093,538
6.875%	08/15/2025		300,000	462,047
6.625%	02/15/2027	†	300,000	461,672
6.500%	11/15/2026		800,000	1,213,875
6.375%	08/15/2027		300,000	454,781
6.250%	05/15/2030		800,000	1,237,375
6.250%	08/15/2023	†	1,700,000	2,433,390
6.125%	11/15/2027- 08/15/2029		1,100,000	1,646,609
6.000%	02/15/2026		565,000	814,394
5.375%	02/15/2031		600,000	855,281
5.250%	11/15/2028- 02/15/2029		1,000,000	1,380,313
5.000%	05/15/2037		710,000	999,104
4.750%	02/15/2037- 02/15/2041		3,200,000	4,396,609
4.625%	02/15/2040		3,100,000	4,181,609
4.500%	02/15/2036- 08/15/2039		4,300,000	5,671,361
4.375%	02/15/2038- 05/15/2041		10,070,000	13,086,440
4.250%	05/15/2039- 11/15/2040		4,900,000	6,243,861
3.875%	08/15/2040		3,000,000	3,596,718
3.750%	08/15/2041		2,500,000	2,940,625
3.500%	02/15/2039		1,800,000	2,025,000
3.125%	11/15/2041		2,000,000	2,095,626

				85,089,679

U.S. Treasury Notes—27.3%
U.S. Treasury Note
5.125%	05/15/2016		1,500,000	1,785,117
4.875%	08/15/2016		1,600,000	1,897,875
4.750%	05/15/2014		1,710,000	1,889,016
4.750%	08/15/2017	†	1,300,000	1,565,485
4.625%	11/15/2016- 02/15/2017		2,260,000	2,672,466
4.500%	11/15/2015- 02/15/2016		2,340,000	2,697,378
4.250%	08/15/2013- 11/15/2017		11,335,000	12,511,279
4.125%	05/15/2015		1,530,000	1,716,588
4.000%	02/15/2014- 08/15/2018		6,050,000	6,757,337

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

U.S. TREASURY OBLIGATIONS—(Continued)
3.875%	02/15/2013- 05/15/2018		$2,555,000	$2,852,203
3.750%	11/15/2018	†	2,200,000	2,559,735
3.625%	05/15/2013- 02/15/2021		11,870,000	13,483,408
3.500%	05/31/2013- 05/15/2020		6,835,000	7,793,385
3.375%	06/30/2013- 11/15/2019		7,475,000	8,085,235
3.250%	05/31/2016- 06/30/2016	†	2,400,000	2,664,375
3.250%	07/31/2016- 03/31/2017		5,400,000	6,029,338
3.125%	08/31/2013- 05/15/2021		15,030,000	16,484,462
3.125%	04/30/2013- 10/31/2016	†	2,955,000	3,143,530
3.000%	08/31/2016- 02/28/2017		5,900,000	6,512,595
2.875%	01/31/2013- 03/31/2018		3,100,000	3,235,864
2.750%	02/28/2013- 02/15/2019		11,030,000	11,909,340
2.750%	02/28/2018	†	1,200,000	1,315,876
2.625%	02/29/2016- 01/31/2018	†	2,535,000	2,751,237
2.625%	06/30/2014- 11/15/2020		21,850,000	23,406,577
2.500%	03/31/2013- 06/30/2017		8,900,000	9,452,134
2.375%	08/31/2014- 06/30/2018		12,415,000	13,163,730
2.250%	05/31/2014- 07/31/2018		7,870,000	8,316,202
2.125%	11/30/2014- 08/15/2021		11,600,000	12,110,595
2.000%	11/30/2013- 11/15/2021		9,000,000	9,301,720
1.875%	02/28/2014- 10/31/2017		13,465,000	14,049,457
1.750%	04/15/2013- 10/31/2018		12,000,000	12,390,649
1.500%	12/31/2013- 07/31/2016		5,150,000	5,313,486
1.375%	01/15/2013- 12/31/2018		10,360,000	10,472,258
1.250%	03/15/2014- 10/31/2015		7,050,000	7,212,890
1.250%	08/31/2015- 09/30/2015	†	5,400,000	5,543,033
1.125%	06/15/2013		1,900,000	1,925,310
1.000%	10/31/2016	†	3,000,000	3,029,532
1.000%	07/15/2013- 09/30/2016		5,950,000	6,022,583
0.875%	11/30/2016	†	2,500,000	2,508,007
0.875%	12/31/2016		2,500,000	2,504,882
0.750%	03/31/2013- 06/15/2014		8,600,000	8,675,831
0.625%	01/31/2013- 07/15/2014		5,213,000	5,246,518

Coupon Rate	Maturity Date		Face	Value

0.500%	10/15/2014	†	$1,800,000	$1,807,735
0.500%	05/31/2013- 08/15/2014		5,000,000	5,022,422
0.376%	11/15/2014	†	2,500,000	2,501,952
0.375%	06/30/2013- 07/31/2013		3,250,000	3,258,252
0.250%	09/15/2014- 12/15/2014		4,000,000	3,989,062
0.250%	10/31/2013	†	2,200,000	2,200,689
0.249%	11/30/2013	†	1,750,000	1,750,479
0.125%	08/31/2013- 12/31/2013		5,750,000	5,738,467

				309,227,576

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $366,292,530)				394,317,255

GOVERNMENT RELATED OBLIGATIONS—10.4%
U.S. Government Agencies—5.5%
Federal Farm Credit Bank
2.625%	04/17/2014		500,000	524,218
1.125%	02/27/2014		500,000	507,171
0.750%	12/19/2014		750,000	749,603
0.470%	12/19/2013		750,000	749,543
0.350%	03/08/2013		500,000	499,965
Federal Home Loan Bank
5.500%	08/13/2014- 07/15/2036		1,400,000	1,665,938
4.875%	09/08/2017		1,250,000	1,485,078
4.750%	12/16/2016	†	1,000,000	1,176,266
4.000%	01/13/2021		500,000	500,444
3.625%	10/18/2013		900,000	951,607
3.125%	12/13/2013		500,000	524,200
2.875%	06/12/2015		900,000	964,828
1.000%	08/08/2014		500,000	500,233
Federal Home Loan Bank, Series 467
5.250%	06/18/2014		1,000,000	1,113,640
Federal Home Loan Bank, Series 656
5.375%	05/18/2016		900,000	1,068,456
Federal Home Loan Mortgage Corp.
6.250%	07/15/2032		650,000	949,147
6.000%	04/16/2037		600,000	609,049
5.500%	07/18/2016		1,000,000	1,193,731
5.125%	11/17/2017	†	800,000	964,523
5.000%	01/30/2014- 07/15/2014		1,500,000	1,656,142
4.875%	06/13/2018	†	1,000,000	1,206,626
4.500%	01/15/2013- 04/02/2014		1,300,000	1,396,078
4.500%	07/15/2013- 01/15/2015	†	2,200,000	2,358,898
4.375%	07/17/2015	†	1,400,000	1,575,073
4.125%	09/27/2013	†	1,000,000	1,064,658
3.750%	06/28/2013		1,710,000	1,798,368
2.875%	02/09/2015		1,000,000	1,067,252
1.625%	04/15/2013		500,000	508,564
1.000%	08/27/2014	†	500,000	505,196
0.950%	11/10/2014		750,000	751,090
0.800%	09/29/2014		300,000	299,738
0.550%	09/23/2013		750,000	749,401
0.500%	08/23/2013- 10/18/2013		1,500,000	1,498,361

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

GOVERNMENT RELATED OBLIGATIONS—(Continued)
Federal Home Loan Mortgage Corp. MTN
5.050%	01/26/2015		$300,000	$340,003
Federal National Mortgage Association
7.250%	05/15/2030		400,000	626,548
6.625%	11/15/2030		500,000	742,858
6.250%	05/15/2029		740,000	1,044,888
6.000%	04/18/2036		250,000	290,569
5.375%	04/11/2022		880,000	891,064
5.000%	03/15/2016		900,000	1,049,803
5.000%	05/11/2017	†	650,000	772,455
4.625%	10/15/2013		900,000	968,275
4.375%	03/15/2013- 10/15/2015		1,600,000	1,760,574
3.625%	02/12/2013		900,000	933,602
2.750%	02/05/2014	†	2,000,000	2,092,036
2.750%	03/13/2014		2,000,000	2,096,854
2.625%	11/20/2014		1,000,000	1,058,761
2.375%	07/28/2015		1,000,000	1,055,977
1.750%	05/07/2013		1,000,000	1,019,093
1.500%	09/08/2014		500,000	510,341
1.125%	06/27/2014	†	1,000,000	1,013,597
1.000%	09/20/2013		500,000	500,257
0.850%	09/12/2014		750,000	749,410
0.800%	10/17/2014		750,000	750,917
0.750%	02/26/2013		1,000,000	1,005,871
0.750%	12/18/2013	†	1,000,000	1,004,305
0.600%	03/06/2014		750,000	749,712
0.500%	08/09/2013	†	1,000,000	1,002,759
0.500%	12/27/2013		750,000	750,101
0.000%	06/01/2017		400,000	370,287
Federal National Mortgage Association, Series 1
0.500%	09/06/2013		500,000	500,013
Financing Corp. FICO
8.600%	09/26/2019		500,000	731,787
Financing Corp. FICO, Series E
9.650%	11/02/2018		500,000	747,482
Israel Government AID Bond (Israel)
5.500%	04/26/2024		350,000	450,014
Tennessee Valley Authority
5.250%	09/15/2039		500,000	640,830
Tennessee Valley Authority, Series E
6.250%	12/15/2017		1,200,000	1,528,393

				62,882,521

Non-U.S. Government Agencies—1.0%
Export Development Canada (Canada)
2.250%	05/28/2015		300,000	314,902
1.500%	05/15/2014	†	300,000	306,698
Export-Import Bank of Korea (Korea, Republic of)
5.125%	03/16/2015		500,000	529,381
Japan Finance Corp. (Japan)
2.500%	05/18/2016		400,000	418,710
Korea Development Bank (The) (Korea, Republic of)
8.000%	01/23/2014		500,000	550,398
3.875%	05/04/2017		300,000	296,995
Kreditanstalt fuer Wiederaufbau (Germany)
4.875%	01/17/2017	†	1,000,000	1,166,655
4.500%	07/16/2018	†	500,000	582,121
4.125%	10/15/2014		1,000,000	1,084,380

Coupon Rate	Maturity Date		Face	Value

4.000%	01/27/2020	†	$300,000	$339,375
3.250%	03/15/2013		1,050,000	1,081,599
2.625%	03/03/2015		750,000	786,970
1.875%	01/14/2013		200,000	202,516
1.375%	01/13/2014		800,000	807,718
Kreditanstalt fuer Wiederaufbau MTN (Germany)
2.750%	09/08/2020		500,000	518,403
Landwirtschaftliche Rentenbank (Germany)
5.125%	02/01/2017		300,000	350,613
4.125%	07/15/2013		150,000	157,228
Landwirtschaftliche Rentenbank, Series G13 (Germany)
4.875%	11/16/2015		750,000	851,906
Oesterreichische Kontrollbank AG (Austria)
2.000%	06/03/2016		300,000	299,330
Oesterreichische Kontrollbank AG MTN (Austria)
1.750%	03/11/2013		200,000	201,104
Svensk Exportkredit AB (Sweden)
5.125%	03/01/2017		500,000	557,671

				11,404,673

Sovereign Debt—1.2%
Brazilian Government International Bond (Brazil)
11.000%	08/17/2040		260,000	344,500
10.125%	05/15/2027		435,000	722,100
8.875%	04/15/2024		400,000	598,000
7.875%	03/07/2015		455,000	542,587
7.125%	01/20/2037		460,000	637,100
5.875%	01/15/2019		500,000	593,750
Canada Government International Bond (Canada)
2.375%	09/10/2014		500,000	525,408
Chile Government International Bond (Chile)
3.875%	08/05/2020		500,000	543,750
Colombia Government International Bond (Colombia)
11.750%	02/25/2020		200,000	315,000
10.750%	01/15/2013		300,000	329,250
8.125%	05/21/2024		200,000	279,000
7.375%	09/18/2037		200,000	282,500
Hungary Government International Bond (Hungary)
6.250%	01/29/2020		500,000	452,500
Mexico Government International Bond (Mexico)
6.050%	01/11/2040		500,000	613,750
5.875%	02/17/2014		500,000	542,500
Panama Government International Bond (Panama)
7.250%	03/15/2015		300,000	347,250
Peruvian Government International Bond (Peru)
6.550%	03/14/2037		500,000	637,500
Poland Government International Bond (Poland)
5.125%	04/21/2021		300,000	306,000
3.875%	07/16/2015		300,000	306,690
Republic of Finland (Finland)
6.950%	02/15/2026		150,000	218,458
Republic of Italy (Italy)
6.875%	09/27/2023		250,000	243,350
5.375%	06/15/2033		500,000	423,202
4.375%	06/15/2013	†	1,000,000	983,900
Republic of Korea (Korea, Republic of)
5.750%	04/16/2014		500,000	544,702
South Africa Government International Bond (South Africa)
6.875%	05/27/2019		500,000	605,000
State of Israel (Israel)
5.500%	11/09/2016		300,000	345,228
United Mexican States (Mexico)
8.125%	12/30/2019		750,000	1,076,250

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

GOVERNMENT RELATED OBLIGATIONS—(Continued)
United Mexican States MTN (Mexico)
8.300%	08/15/2031		$200,000	$300,000

				13,659,225

Supranational—1.2%
Asian Development Bank
2.750%	05/21/2014		100,000	105,106
Asian Development Bank MTN
4.250%	10/20/2014		300,000	329,265
3.625%	09/05/2013	†	800,000	840,160
2.500%	03/15/2016	†	400,000	424,859
Corp. Andina de Fomento
3.750%	01/15/2016		300,000	306,122
European Bank for Reconstruction & Development MTN
2.500%	03/15/2016		500,000	527,332
European Investment Bank
5.125%	09/13/2016- 05/30/2017		1,000,000	1,157,917
4.625%	05/15/2014		500,000	538,693
3.375%	06/12/2013		500,000	515,640
3.000%	04/08/2014		500,000	518,453
2.875%	09/15/2020	†	500,000	501,021
2.125%	07/15/2016		500,000	507,847
1.625%	03/15/2013- 09/01/2015		1,100,000	1,103,778
1.500%	05/15/2014		500,000	502,313
1.250%	02/14/2014	†	500,000	500,071
1.125%	08/15/2014	†	500,000	497,978
Inter-American Development Bank
2.250%	07/15/2015		200,000	209,961
1.625%	07/15/2013		500,000	506,690
1.375%	10/18/2016		300,000	304,408
Inter-American Development Bank MTN
3.875%	02/14/2020	†	400,000	464,874
3.500%	03/15/2013	†	500,000	517,172
International Bank for Reconstruction & Development
2.375%	05/26/2015		200,000	211,172
2.125%	03/15/2016		500,000	525,540
1.750%	07/15/2013		500,000	509,413
1.125%	08/25/2014		500,000	508,470
0.650%	11/29/2013		400,000	400,050
International Finance Corp. MTN
2.125%	11/17/2017		500,000	521,587
Nordic Investment Bank
2.500%	07/15/2015		500,000	527,077

				14,082,969

U.S. Municipal Bonds—1.0%
American Municipal Power-Ohio, Inc. Revenue Bonds (Ohio)
7.499%	02/15/2050		200,000	261,114
Bay Area Toll Authority Revenue Bonds (California)
6.263%	04/01/2049		400,000	522,288
California General Obligation Bonds (California)
7.550%	04/01/2039		500,000	611,860
California State Public Works Board Revenue Bonds, Series 2009 G-2 (California)
8.361%	10/01/2034		400,000	463,340
City of New York General Obligation Bonds (New York)
5.517%	10/01/2037		100,000	113,439

Coupon Rate	Maturity Date	Face	Value

County of Cook Illinois General Obligation Bonds, Series 2010 D (Illinois)
6.229%	11/15/2034	$200,000	$222,450
Dallas Area Rapid Transit Revenue Bonds (Texas)
5.022%	12/01/2048	300,000	339,699
Dallas Convention Center Hotel Development Corp. Revenue Bonds (Texas)
7.088%	01/01/2042	200,000	224,780
Dallas County Hospital District General Obligation Bonds, Series 2009 C (Texas)
5.621%	08/15/2044	300,000	368,493
Dallas Independent School District General Obligation Bonds, Series 2010 C (Texas)
6.450%	02/15/2035	300,000	354,135
Government Development Bank for Puerto Rico Revenue Bonds, Series 2011 B (Puerto Rico)
4.704%	05/01/2016	400,000	414,752
3.670%	05/01/2014	400,000	405,236
Illinois General Obligation Bonds (Illinois)
5.100%	06/01/2033	500,000	454,320
Los Angeles Unified School District General Obligation Bonds (California)
5.755%	07/01/2029	200,000	218,010
5.750%	07/01/2034	300,000	331,482
Metropolitan Government of Nashville & Davidson County Authority General Obligation Bonds (Tennessee)
5.707%	07/01/2034	300,000	352,110
Metropolitan Transportation Authority Revenue Bonds (New York)
6.648%	11/15/2039	100,000	121,412
6.548%	11/15/2031	200,000	237,696
Municipal Electric Authority of Georgia Revenue Bonds, Series 2010 J (Georgia)
6.637%	04/01/2057	300,000	312,132
New Jersey Economic Development Authority Revenue Bonds, Series 1997 A (New Jersey)
7.425%	02/15/2029	200,000	243,774
New Jersey State Turnpike Authority Revenue Bonds, Series 2003 B (New Jersey)
4.252%	01/01/2016	25,000	27,349
New Jersey State Turnpike Authority Revenue Bonds, Series 2010 A (New Jersey)
7.102%	01/01/2041	200,000	274,012
New York City Municipal Water Finance Authority Revenue Bonds (New York)
5.724%	06/15/2042	200,000	240,358
New York State Dormitory Authority Revenue Bonds (New York)
5.600%	03/15/2040	200,000	236,602
North Texas Tollway Authority Revenue Bonds, Series 2010 B-2 (Texas)
8.910%	02/01/2030	200,000	225,206
Ohio State University General Obligation Bonds, Series 2010 C (Ohio)
4.910%	06/01/2040	300,000	339,996
Oregon General Obligation Bonds (Oregon)
5.762%	06/01/2023	200,000	238,102
Oregon State Department of Transportation Revenue Bonds, Series 2010 A (Oregon)
5.834%	11/15/2034	300,000	369,207
Port Authority of New York & New Jersey Revenue Bonds (New York)
6.040%	12/01/2029	255,000	309,285
State of California General Obligation Bonds (California)
7.625%	03/01/2040	300,000	369,405

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

GOVERNMENT RELATED OBLIGATIONS—(Continued)
State of Connecticut General Obligation Bonds, Series 2008 A (Connecticut)
5.850%	03/15/2032		$200,000	$245,026
State of Georgia General Obligation Bonds, Series 2009 H (Georgia)
4.503%	11/01/2025		300,000	337,344
State of Illinois General Obligation Bonds (Illinois)
4.961%	03/01/2016		300,000	317,157
State of Texas General Obligation Bonds (Texas)
4.681%	04/01/2040		300,000	333,375
University of California Revenue Bonds (California)
6.548%	05/15/2048		300,000	357,252

				10,792,198

Non-U.S. Regional Authority Bonds—0.5%
Hydro Quebec, Series IO (Canada)
8.050%	07/07/2024		250,000	372,596
Ontario Electricity Financial Corp. (Canada)
7.450%	03/31/2013		350,000	377,773
Province of British Columbia (Canada)
2.850%	06/15/2015		200,000	212,066
Province of Manitoba, Series FH (Canada)
4.900%	12/06/2016		500,000	579,517
Province of Nova Scotia (Canada)
2.375%	07/21/2015	†	300,000	312,999
Province of Ontario (Canada)
5.450%	04/27/2016		1,000,000	1,162,322
4.500%	02/03/2015		400,000	439,553
4.400%	04/14/2020	†	200,000	228,281
2.700%	06/16/2015		200,000	209,644
1.375%	01/27/2014		300,000	303,295
Province of Quebec (Canada)
4.600%	05/26/2015		500,000	556,852
2.750%	08/25/2021	†	300,000	300,298
Province of Saskatchewan (Canada)
7.375%	07/15/2013		230,000	252,489
Region of Lombardy (Italy)
5.804%	10/25/2032		100,000	82,816

				5,390,501

TOTAL GOVERNMENT RELATED OBLIGATIONS
(Cost $112,215,940)				118,212,087

ASSET-BACKED SECURITIES—0.3%
Automobile—0.1%
Ally Auto Receivables Trust Series 2010-5, Class A3
1.110%	01/15/2015		750,000	752,839

Credit Card—0.2%
Capital One Multi-Asset Execution Trust Series 2007-A7, Class A7
5.750%	07/15/2020		1,500,000	1,776,100

Coupon Rate	Maturity Date		Face	Value

Other—0.0%
CenterPoint Energy Transition Bond Co. LLC Series 2009-1, Class A2
3.460%	08/15/2019		$400,000	$436,641

TOTAL ASSET-BACKED SECURITIES
(Cost $2,869,680)				2,965,580

CERTIFICATES OF DEPOSIT—0.0%
Commercial Banks—0.0%
Royal Bank of Canada
2.250%	03/15/2013
(Cost $515,630)			500,000	507,112

			Shares	Value
MONEY MARKET FUNDS—8.7%
Institutional Money Market Funds—8.7%
Dreyfus Institutional Cash Advantage Fund, 0.06%		††¥	11,100,000	11,100,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.23%			¥31,010,798	31,010,797
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.23%		††¥	12,098,878	12,098,878
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.17%		††¥	11,100,000	11,100,000
Short-Term Investments Trust Liquid Assets Portfolio, 0.16%		††¥	11,100,000	11,100,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.11%		††¥	11,100,000	11,100,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.08%		††¥	11,100,000	11,100,000

TOTAL MONEY MARKET FUNDS
(Cost $98,609,675)				98,609,675

TOTAL INVESTMENTS—107.7%
(Cost $1,155,707,933)				1,222,061,046
Other assets less liabilities—(7.7%)				(87,820,968)

NET ASSETS—100.0%				$1,134,240,078

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Notes to the Schedule of Investments:

MTN	Medium Term Note
REIT	Real Estate Investment Trust
TBA	Security is subject to delayed delivery.
#	Rate is subject to change. Rate shown reflects current rate.
†	Denotes all or a portion of the security on loan.
^	Securities are not registered under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, generally to qualified institutional buyers under Securities Act Rule 144A. Such securities are considered illiquid unless deemed liquid by a subadviser under the liquidity procedures adopted by the Board of Directors. The total market value of illiquid 144A securities was $424,369, which represented 0.0% of Net Assets.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
December 31, 2011

Vantagepoint 500 Stock Index Fund		Shares	Value

COMMON STOCKS—98.0%
Aerospace & Defense—2.6%
Boeing Co. (The)		24,371	$1,787,613
General Dynamics Corp.		11,811	784,369
Goodrich Corp.		4,185	517,685
Honeywell International, Inc.		25,326	1,376,468
L-3 Communications Holdings, Inc.		3,424	228,312
Lockheed Martin Corp.		8,719	705,367
Northrop Grumman Corp.		8,606	503,279
Precision Castparts Corp.		4,725	778,633
Raytheon Co.		11,346	548,919
Rockwell Collins, Inc.		5,022	278,068
Textron, Inc.		9,147	169,128
United Technologies Corp.		29,537	2,158,859

			9,836,700

Air Freight & Logistics—1.0%
C.H. Robinson Worldwide, Inc.		5,367	374,509
Expeditors International of Washington, Inc.		7,127	291,922
FedEx Corp.		10,396	868,170
United Parcel Service, Inc., Class B		31,815	2,328,540

			3,863,141

Airlines—0.1%
Southwest Airlines Co.		25,882	221,550

Auto Components—0.3%
BorgWarner, Inc.	*	3,571	227,616
Goodyear Tire & Rubber Co. (The)	*	7,170	101,599
Johnson Controls, Inc.		21,794	681,280

			1,010,495

Automobiles—0.4%
Ford Motor Co.	*	123,585	1,329,775
Harley-Davidson, Inc.		7,505	291,719

			1,621,494

Beverages—2.6%
Beam, Inc.		5,116	262,093
Brown-Forman Corp., Class B		3,358	270,352
Coca-Cola Co. (The)		74,712	5,227,599
Coca-Cola Enterprises, Inc.		10,815	278,811
Constellation Brands, Inc., Class A	*	5,379	111,184
Dr. Pepper Snapple Group, Inc.	†	7,442	293,810
Molson Coors Brewing Co., Class B		5,028	218,919
PepsiCo, Inc.		51,498	3,416,892

			10,079,660

Biotechnology—1.2%
Amgen, Inc.		25,848	1,659,700
Biogen Idec, Inc.	*	7,862	865,213
Celgene Corp.	*	14,846	1,003,589
Gilead Sciences, Inc.	*	24,691	1,010,603

			4,539,105

Building Products—0.0%
Masco Corp.		10,878	114,001

		Shares	Value

Capital Markets—1.8%
Ameriprise Financial, Inc.		7,688	$381,632
Bank of New York Mellon Corp. (The)		40,410	804,563
BlackRock, Inc.		3,258	580,706
Charles Schwab Corp. (The)		34,953	393,571
E*Trade Financial Corp.	*	8,183	65,137
Federated Investors, Inc., Class B	†	2,838	42,996
Franklin Resources, Inc.		4,604	442,260
Goldman Sachs Group, Inc. (The)		16,170	1,462,253
Invesco Ltd.		14,822	297,774
Legg Mason, Inc.		4,333	104,208
Morgan Stanley		47,749	722,442
Northern Trust Corp.		7,701	305,422
State Street Corp.		16,251	655,078
T. Rowe Price Group, Inc.		8,601	489,827

			6,747,869

Chemicals—2.2%
Air Products & Chemicals, Inc.		6,874	585,596
Airgas, Inc.		2,441	190,593
CF Industries Holdings, Inc.		2,155	312,432
Dow Chemical Co. (The)		38,147	1,097,108
E.I. Du Pont de Nemours & Co.		30,102	1,378,070
Eastman Chemical Co.		4,432	173,114
Ecolab, Inc.	†	9,769	564,746
FMC Corp.		2,227	191,611
International Flavors & Fragrances, Inc.		2,537	132,989
Monsanto Co.		17,439	1,221,951
Mosaic Co. (The)		9,693	488,818
PPG Industries, Inc.		5,123	427,719
Praxair, Inc.		9,974	1,066,221
Sherwin-Williams Co. (The)		2,752	245,671
Sigma-Aldrich Corp.		3,803	237,535

			8,314,174

Commercial Banks—2.6%
BB&T Corp.		22,869	575,613
Comerica, Inc.		5,923	152,813
Fifth Third Bancorp		29,930	380,710
First Horizon National Corp.		8,525	68,200
Huntington Bancshares, Inc./Ohio		27,946	153,424
KeyCorp		31,081	239,013
M&T Bank Corp.		4,107	313,528
PNC Financial Services Group, Inc.		17,070	984,427
Regions Financial Corp.		40,205	172,882
SunTrust Banks, Inc.		17,569	310,971
U.S. Bancorp	†	62,561	1,692,275
Wells Fargo & Co.		172,965	4,766,915
Zions Bancorporation		5,936	96,638

			9,907,409

Commercial Services & Supplies—0.4%
Avery Dennison Corp.		3,386	97,110
Cintas Corp.		3,833	133,427
Iron Mountain, Inc.	†	6,512	200,570
Pitney Bowes, Inc.	†	7,101	131,653
R.R. Donnelley & Sons Co.	†	5,629	81,226
Republic Services, Inc.		10,271	282,966
Stericycle, Inc.	*	2,698	210,228
Waste Management, Inc.		15,135	495,066

			1,632,246

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint 500 Stock Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Communications Equipment—2.1%
Cisco Systems, Inc.		176,482	$3,190,795
F5 Networks, Inc.	*	2,505	265,831
Harris Corp.	†	4,085	147,223
JDS Uniphase Corp.	*	7,658	79,949
Juniper Networks, Inc.	*	17,428	355,705
Motorola Mobility Holdings, Inc.	*	8,587	333,176
Motorola Solutions, Inc.		9,424	436,237
QUALCOMM, Inc.		55,126	3,015,392

			7,824,308

Computers & Peripherals—4.5%
Apple, Inc.	*	30,489	12,348,045
Dell, Inc.	*	50,762	742,648
EMC Corp.	*	67,075	1,444,795
Hewlett-Packard Co.		65,260	1,681,098
Lexmark International, Inc., Class A		2,870	94,911
NetApp, Inc.	*	11,768	426,825
SanDisk Corp.	*	7,717	379,754
Western Digital Corp.	*	7,676	237,572

			17,355,648

Construction & Engineering—0.2%
Fluor Corp.		5,633	283,058
Jacobs Engineering Group, Inc.	*	3,849	156,192
Quanta Services, Inc.	*	6,807	146,623

			585,873

Construction Materials—0.0%
Vulcan Materials Co.	†	4,015	157,990

Consumer Finance—0.7%
American Express Co.		33,181	1,565,148
Capital One Financial Corp.		14,787	625,342
Discover Financial Services		17,334	416,016
SLM Corp.		17,168	230,051

			2,836,557

Containers & Packaging—0.1%
Ball Corp.		5,788	206,690
Bemis Co., Inc.		3,365	101,219
Owens-Illinois, Inc.	*	5,235	101,454
Sealed Air Corp.		5,101	87,788

			497,151

Distributors—0.1%
Genuine Parts Co.		4,973	304,348

Diversified Consumer Services—0.1%
Apollo Group, Inc., Class A	*	4,113	221,567
DeVry, Inc.		2,111	81,189
H&R Block, Inc.		10,479	171,122

			473,878

Diversified Financial Services—2.6%
Bank of America Corp.		329,786	1,833,610
Citigroup, Inc.		95,858	2,522,024
CME Group, Inc.		2,188	533,150
IntercontinentalExchange, Inc.	*	2,472	298,000
JPMorgan Chase & Co.		124,727	4,147,173
Leucadia National Corp.		6,542	148,765

		Shares	Value

Moody’s Corp.	†	6,750	$227,340
NASDAQ OMX Group, Inc. (The)	*	4,218	103,383
NYSE Euronext		8,746	228,270

			10,041,715

Diversified Telecommunication Services—2.8%
AT&T, Inc.		194,369	5,877,719
CenturyLink, Inc.		20,032	745,190
Frontier Communications Corp.	†	32,749	168,657
Verizon Communications, Inc.		92,849	3,725,102
Windstream Corp.	†	18,999	223,048

			10,739,716

Electric Utilities—2.0%
American Electric Power Co., Inc.		15,506	640,553
Duke Energy Corp.		43,619	959,618
Edison International		10,394	430,312
Entergy Corp.		5,918	432,310
Exelon Corp.		21,434	929,593
FirstEnergy Corp.		13,644	604,429
NextEra Energy, Inc.		13,746	836,856
Northeast Utilities		5,907	213,065
Pepco Holdings, Inc.		7,419	150,606
Pinnacle West Capital Corp.		3,328	160,343
PPL Corp.		18,447	542,711
Progress Energy, Inc.		9,523	533,478
Southern Co.		28,246	1,307,507

			7,741,381

Electrical Equipment—0.5%
Cooper Industries plc		5,371	290,840
Emerson Electric Co.		24,162	1,125,708
Rockwell Automation, Inc.		4,779	350,635
Roper Industries, Inc.		3,106	269,818

			2,037,001

Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp., Class A		5,737	260,402
Corning, Inc.		50,629	657,164
FLIR Systems, Inc.		5,021	125,877
Jabil Circuit, Inc.		6,753	132,764
Molex, Inc.		3,928	93,722
TE Connectivity Ltd. (Switzerland)		14,100	434,421

			1,704,350

Energy Equipment & Services—1.9%
Baker Hughes, Inc.		14,181	689,764
Cameron International Corp.	*	8,159	401,341
Diamond Offshore Drilling, Inc.	†	2,210	122,125
FMC Technologies, Inc.	*†	7,656	399,873
Halliburton Co.		29,836	1,029,640
Helmerich & Payne, Inc.		3,364	196,323
Nabors Industries Ltd. (Bermuda)	*	9,642	167,192
National Oilwell Varco, Inc.		13,863	942,545
Noble Corp. (Switzerland)	*	8,339	252,005
Rowan Cos., Inc.	*	4,110	124,656
Schlumberger Ltd.		43,851	2,995,462

			7,320,926

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint 500 Stock Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Food & Staples Retailing—2.4%
Costco Wholesale Corp.		14,305	$1,191,893
CVS Caremark Corp.		42,755	1,743,549
Kroger Co. (The)		19,656	476,068
Safeway, Inc.	†	11,416	240,193
SUPERVALU, Inc.	†	7,553	61,330
Sysco Corp.		18,930	555,217
Walgreen Co.		29,208	965,616
Wal-Mart Stores, Inc.		57,561	3,439,845
Whole Foods Market, Inc.		5,117	356,041

			9,029,752

Food Products—1.9%
Archer-Daniels-Midland Co.		22,275	637,065
Campbell Soup Co.	†	6,126	203,628
ConAgra Foods, Inc.		13,490	356,136
Dean Foods Co.	*	6,452	72,262
General Mills, Inc.		20,967	847,276
H.J. Heinz Co.		10,469	565,745
Hershey Co. (The)		5,061	312,669
Hormel Foods Corp.	†	4,650	136,198
J.M. Smucker Co. (The)		3,807	297,593
Kellogg Co.	†	8,189	414,118
Kraft Foods, Inc., Class A		57,941	2,164,676
McCormick & Co., Inc.		4,418	222,756
Mead Johnson Nutrition Co.		6,505	447,089
Sara Lee Corp.		19,315	365,440
Tyson Foods, Inc., Class A		10,014	206,689

			7,249,340

Gas Utilities—0.1%
AGL Resources, Inc.		3,798	160,504
ONEOK, Inc.		3,325	288,244

			448,748

Health Care Equipment & Supplies—1.7%
Baxter International, Inc.		18,326	906,770
Becton Dickinson and Co.		6,981	521,620
Boston Scientific Corp.	*	48,118	256,950
C.R. Bard, Inc.		2,796	239,058
CareFusion Corp.	*	7,217	183,384
Covidien plc (Ireland)		15,852	713,499
DENTSPLY International, Inc.		4,513	157,910
Edwards Lifesciences Corp.	*	3,751	265,196
Intuitive Surgical, Inc.	*	1,297	600,524
Medtronic, Inc.		34,394	1,315,571
St. Jude Medical, Inc.		10,668	365,912
Stryker Corp.	†	11,023	547,953
Varian Medical Systems, Inc.	*	3,908	262,344
Zimmer Holdings, Inc.	*	6,212	331,845

			6,668,536

Health Care Providers & Services—2.1%
Aetna, Inc.		11,917	502,778
AmerisourceBergen Corp.		8,861	329,541
Cardinal Health, Inc.		11,476	466,040
CIGNA Corp.		9,336	392,112
Coventry Health Care, Inc.	*	4,426	134,418
DaVita, Inc.	*	3,186	241,531
Express Scripts, Inc.	*	15,813	706,683
Humana, Inc.		5,453	477,737
Laboratory Corp. of America Holdings	*	3,235	278,113

		Shares	Value

McKesson Corp.		8,268	$644,160
Medco Health Solutions, Inc.	*	12,812	716,191
Patterson Cos., Inc.		2,852	84,191
Quest Diagnostics, Inc.		4,972	288,674
Tenet Healthcare Corp.	*	14,819	76,021
UnitedHealth Group, Inc.		35,275	1,787,737
WellPoint, Inc.		11,439	757,834

			7,883,761

Health Care Technology—0.1%
Cerner Corp.	*	4,670	286,038

Hotels, Restaurants & Leisure—2.0%
Carnival Corp.		14,998	489,535
Chipotle Mexican Grill, Inc.	*	1,014	342,468
Darden Restaurants, Inc.		4,663	212,540
International Game Technology		9,205	158,326
Marriott International, Inc., Class A		9,303	271,369
McDonald’s Corp.		33,504	3,361,456
Starbucks Corp.		24,135	1,110,451
Starwood Hotels & Resorts Worldwide, Inc.	†	6,332	303,746
Wyndham Worldwide Corp.		5,452	206,249
Wynn Resorts Ltd.		2,595	286,722
Yum! Brands, Inc.		15,149	893,942

			7,636,804

Household Durables—0.2%
D.R. Horton, Inc.		7,975	100,565
Harman International Industries, Inc.		2,000	76,080
Leggett & Platt, Inc.	†	4,242	97,736
Lennar Corp., Class A	†	5,349	105,108
Newell Rubbermaid, Inc.		9,337	150,792
PulteGroup, Inc.	*	11,419	72,054
Whirlpool Corp.		2,518	119,479

			721,814

Household Products—2.3%
Clorox Co. (The)		4,303	286,408
Colgate-Palmolive Co.		15,733	1,453,572
Kimberly-Clark Corp.		12,920	950,395
Procter & Gamble Co. (The)		90,243	6,020,110

			8,710,485

Independent Power Producers & Energy Traders—0.2%
AES Corp. (The)	*	21,242	251,505
Constellation Energy Group, Inc.		6,423	254,801
NRG Energy, Inc.	*	8,174	148,113

			654,419

Industrial Conglomerates—2.5%
3M Co.		22,915	1,872,843
Danaher Corp.		18,490	869,770
General Electric Co.		346,316	6,202,519
Tyco International Ltd. (Switzerland)		15,000	700,650

			9,645,782

Insurance—3.5%
ACE Ltd. (Switzerland)		11,000	771,320
Aflac, Inc.		15,227	658,720
Allstate Corp. (The)		16,951	464,627

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint 500 Stock Index Fund		Shares	Value

COMMON STOCKS—(Continued)
American International Group, Inc.	*	14,242	$330,414
Aon Corp.		10,696	500,573
Assurant, Inc.		3,058	125,561
Berkshire Hathaway, Inc., Class B	*	57,658	4,399,305
Chubb Corp. (The)		9,141	632,740
Cincinnati Financial Corp.		5,643	171,886
Genworth Financial, Inc., Class A	*	16,334	106,988
Hartford Financial Services Group, Inc.		14,732	239,395
Lincoln National Corp.		10,294	199,909
Loews Corp.		9,849	370,815
Marsh & McLennan Cos., Inc.		17,937	567,168
MetLife, Inc.		34,354	1,071,158
Principal Financial Group, Inc.		10,148	249,641
Progressive Corp. (The)		20,305	396,151
Prudential Financial, Inc.		15,793	791,545
Torchmark Corp.		3,646	158,200
Travelers Cos., Inc. (The)		13,607	805,126
Unum Group		10,175	214,387
XL Group plc (Ireland)		10,640	210,353

			13,435,982

Internet & Catalog Retail—0.8%
Amazon.com, Inc.	*	11,930	2,065,083
Expedia, Inc.	†	3,271	94,910
Netflix, Inc.	*†	1,696	117,516
priceline.com, Inc.	*	1,626	760,497
TripAdvisor, Inc.	*†	3,271	82,449

			3,120,455

Internet Software & Services—2.0%
Akamai Technologies, Inc.	*	5,766	186,126
eBay, Inc.	*	37,648	1,141,864
Google, Inc., Class A	*	8,286	5,351,927
VeriSign, Inc.		5,701	203,640
Yahoo! Inc.	*	40,774	657,685

			7,541,242

IT Services—3.8%
Accenture plc, Class A (Ireland)		21,228	1,129,967
Automatic Data Processing, Inc.		16,299	880,309
Cognizant Technology Solutions Corp., Class A	*	9,934	638,856
Computer Sciences Corp.		5,168	122,482
Fidelity National Information Services, Inc.		8,254	219,474
Fiserv, Inc.	*	4,834	283,949
International Business Machines Corp.		38,680	7,112,478
Mastercard, Inc., Class A		3,454	1,287,720
Paychex, Inc.		10,243	308,417
SAIC, Inc.	*	9,268	113,904
Teradata Corp.	*	5,336	258,849
Total System Services, Inc.		5,490	107,384
Visa, Inc., Class A		16,591	1,684,484
Western Union Co. (The)		20,457	373,545

			14,521,818

		Shares	Value

Leisure Equipment & Products—0.1%
Hasbro, Inc.		4,244	$135,341
Mattel, Inc.		11,220	311,467

			446,808

Life Sciences Tools & Services—0.4%
Agilent Technologies, Inc.	*	11,545	403,267
Life Technologies Corp.	*	5,603	218,013
PerkinElmer, Inc.		4,019	80,380
Thermo Fisher Scientific, Inc.	*	12,450	559,876
Waters Corp.	*	2,974	220,225

			1,481,761

Machinery—2.0%
Caterpillar, Inc.		21,020	1,904,412
Cummins, Inc.		6,431	566,057
Deere & Co.		13,485	1,043,065
Dover Corp.		5,924	343,888
Eaton Corp.		11,110	483,618
Flowserve Corp.		1,878	186,523
Illinois Tool Works, Inc.		16,235	758,337
Ingersoll-Rand plc (Ireland)		10,300	313,841
Joy Global, Inc.		3,366	252,349
PACCAR, Inc.		11,811	442,558
Pall Corp.		3,958	226,200
Parker Hannifin Corp.		4,975	379,344
Snap-On, Inc.		1,846	93,445
Stanley Black & Decker, Inc.		5,362	362,471
Xylem, Inc.		5,979	153,600

			7,509,708

Media—3.1%
Cablevision Systems Corp., Class A		7,437	105,754
CBS Corp., Class B		21,597	586,143
Comcast Corp., Class A		90,092	2,136,081
DIRECTV, Class A	*	23,190	991,604
Discovery Communications, Inc., Class A	*	9,025	369,754
Gannett Co., Inc.		7,093	94,833
Interpublic Group of Cos., Inc. (The)		16,092	156,575
McGraw-Hill Cos., Inc. (The)		10,038	451,409
News Corp., Class A		72,056	1,285,479
Omnicom Group, Inc.		9,317	415,352
Scripps Networks Interactive, Inc., Class A	†	3,006	127,514
Time Warner Cable, Inc.		10,624	675,368
Time Warner, Inc.		32,892	1,188,717
Viacom, Inc., Class B		18,160	824,646
Walt Disney Co. (The)		58,994	2,212,275
Washington Post Co. (The), Class B	†	160	60,290

			11,681,794

Metals & Mining—0.9%
Alcoa, Inc.	†	33,865	292,932
Allegheny Technologies, Inc.		3,302	157,836
Cliffs Natural Resources, Inc.		4,728	294,791
Freeport-McMoRan Copper & Gold, Inc.		30,774	1,132,175
Newmont Mining Corp.		15,946	956,919
Nucor Corp.		10,440	413,111
Titanium Metals Corp.		2,725	40,821

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint 500 Stock Index Fund		Shares	Value

COMMON STOCKS—(Continued)
United States Steel Corp.	†	4,478	$118,488

			3,407,073

Multiline Retail—0.8%
Big Lots, Inc.	*	2,176	82,166
Dollar Tree, Inc.	*	3,883	322,716
Family Dollar Stores, Inc.		3,929	226,546
J.C. Penney Co., Inc.	†	4,844	170,267
Kohl’s Corp.		8,351	412,122
Macy’s, Inc.		14,108	453,995
Nordstrom, Inc.		5,299	263,413
Sears Holdings Corp.	*†	1,559	49,545
Target Corp.		22,017	1,127,711

			3,108,481

Multi-Utilities—1.4%
Ameren Corp.		8,026	265,901
CenterPoint Energy, Inc.		13,038	261,933
CMS Energy Corp.		7,916	174,785
Consolidated Edison, Inc.		9,344	579,608
Dominion Resources, Inc.		18,473	980,547
DTE Energy Co.		5,638	306,989
Integrys Energy Group, Inc.		2,588	140,218
NiSource, Inc.		8,838	210,433
PG&E Corp.		13,286	547,649
Public Service Enterprise Group, Inc.		16,379	540,671
SCANA Corp.		3,814	171,859
Sempra Energy		7,749	426,195
TECO Energy, Inc.		7,055	135,033
Wisconsin Energy Corp.		7,552	264,018
Xcel Energy, Inc.		15,732	434,833

			5,440,672

Office Electronics—0.1%
Xerox Corp.		45,690	363,692

Oil, Gas & Consumable Fuels—10.1%
Alpha Natural Resources, Inc.	*	7,415	151,488
Anadarko Petroleum Corp.		16,322	1,245,858
Apache Corp.		12,440	1,126,815
Cabot Oil & Gas Corp.		3,271	248,269
Chesapeake Energy Corp.		21,536	480,037
Chevron Corp.		65,324	6,950,474
ConocoPhillips		43,589	3,176,330
CONSOL Energy, Inc.		7,547	276,975
Denbury Resources, Inc.	*	12,602	190,290
Devon Energy Corp.		13,277	823,174
El Paso Corp.		25,157	668,421
EOG Resources, Inc.		8,755	862,455
EQT Corp.		4,886	267,704
Exxon Mobil Corp.		157,288	13,331,731
Hess Corp.		9,907	562,718
Marathon Oil Corp.		23,004	673,327
Marathon Petroleum Corp.		11,502	382,902
Murphy Oil Corp.		6,084	339,122
Newfield Exploration Co.	*	4,380	165,257
Noble Energy, Inc.		5,791	546,613
Occidental Petroleum Corp.		26,615	2,493,826
Peabody Energy Corp.		8,830	292,361
Pioneer Natural Resources Co.		3,881	347,272
QEP Resources, Inc.		5,856	171,581
Range Resources Corp.		5,342	330,883

		Shares	Value

Southwestern Energy Co.	*	11,457	$365,937
Spectra Energy Corp.		21,457	659,803
Sunoco, Inc.		3,836	157,353
Tesoro Corp.	*†	4,285	100,098
Valero Energy Corp.		18,867	397,150
Williams Cos., Inc. (The)		19,364	639,399

			38,425,623

Paper & Forest Products—0.2%
International Paper Co.		14,482	428,667
MeadWestvaco Corp.		5,178	155,081

			583,748

Personal Products—0.2%
Avon Products, Inc.		13,632	238,151
Estee Lauder Cos., Inc. (The), Class A		3,737	419,740

			657,891

Pharmaceuticals—6.2%
Abbott Laboratories		51,088	2,872,678
Allergan, Inc.		9,964	874,241
Bristol-Myers Squibb Co.		55,565	1,958,111
Eli Lilly & Co.		33,106	1,375,885
Forest Laboratories, Inc.	*	9,192	278,150
Hospira, Inc.	*	5,541	168,280
Johnson & Johnson		89,578	5,874,525
Merck & Co., Inc.		100,265	3,779,991
Mylan, Inc.	*	14,173	304,153
Perrigo Co.		3,039	295,695
Pfizer, Inc.		252,295	5,459,664
Watson Pharmaceuticals, Inc.	*	4,062	245,101

			23,486,474

Professional Services—0.1%
Dun & Bradstreet Corp. (The)		1,587	118,755
Equifax, Inc.		3,923	151,977
Robert Half International, Inc.		4,441	126,391

			397,123

Real Estate Investment Trusts (REITs)—1.8%
Apartment Investment & Management Co., Class A REIT		3,454	79,131
AvalonBay Communities, Inc. REIT		3,047	397,938
Boston Properties, Inc. REIT		4,834	481,466
Equity Residential REIT		9,714	553,990
HCP, Inc. REIT		13,264	549,528
Health Care REIT, Inc. REIT		6,193	337,704
Host Hotels & Resorts, Inc. REIT		22,178	327,569
Kimco Realty Corp. REIT		13,174	213,946
Plum Creek Timber Co., Inc. REIT	†	5,220	190,843
ProLogis, Inc. REIT		14,890	425,705
Public Storage REIT		4,650	625,239
Simon Property Group, Inc. REIT		9,628	1,241,434
Ventas, Inc. REIT		9,422	519,435
Vornado Realty Trust REIT		5,966	458,547
Weyerhaeuser Co. REIT		17,506	326,837

			6,729,312

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint 500 Stock Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Real Estate Management & Development—0.0%
CBRE Group, Inc.	*	10,514	$160,023

Road & Rail—0.9%
CSX Corp.		34,519	726,970
Norfolk Southern Corp.		11,044	804,666
Ryder System, Inc.		1,762	93,633
Union Pacific Corp.		15,967	1,691,544

			3,316,813

Semiconductors & Semiconductor Equipment—2.3%
Advanced Micro Devices, Inc.	*	17,355	93,717
Altera Corp.		10,550	391,405
Analog Devices, Inc.		9,959	356,333
Applied Materials, Inc.		42,743	457,778
Broadcom Corp., Class A	*	15,511	455,403
First Solar, Inc.	*†	1,746	58,945
Intel Corp.		167,145	4,053,266
KLA-Tencor Corp.		5,322	256,787
Linear Technology Corp.		7,535	226,276
LSI Corp.	*†	19,354	115,156
Microchip Technology, Inc.	†	5,876	215,238
Micron Technology, Inc.	*	32,473	204,255
Novellus Systems, Inc.	*	2,335	96,412
NVIDIA Corp.	*	19,212	266,278
Teradyne, Inc.	*	6,358	86,660
Texas Instruments, Inc.		37,321	1,086,414
Xilinx, Inc.		8,358	267,957

			8,688,280

Software—3.4%
Adobe Systems, Inc.	*	16,632	470,187
Autodesk, Inc.	*	7,352	222,986
BMC Software, Inc.	*	5,758	188,747
CA, Inc.		12,683	256,387
Citrix Systems, Inc.	*	5,998	364,199
Electronic Arts, Inc.	*	10,885	224,231
Intuit, Inc.		9,845	517,749
Microsoft Corp.		245,573	6,375,075
Oracle Corp.		129,070	3,310,646
Red Hat, Inc.	*	6,356	262,439
Salesforce.com, Inc.	*	4,388	445,206
Symantec Corp.	*	24,479	383,096

			13,020,948

Specialty Retail—2.0%
Abercrombie & Fitch Co., Class A		2,804	136,947
AutoNation, Inc.	*†	1,994	73,519
AutoZone, Inc.	*	940	305,472
Bed Bath & Beyond, Inc.	*	7,920	459,122
Best Buy Co., Inc.	†	9,936	232,204
CarMax, Inc.	*	7,221	220,096
GameStop Corp., Class A	*†	4,873	117,586
Gap, Inc. (The)		11,424	211,915
Home Depot, Inc. (The)		50,616	2,127,897
Limited Brands, Inc.		8,319	335,672
Lowe’s Cos., Inc.		41,776	1,060,275
Orchard Supply Hardware Stores Corp., Class A	*‡	70	1
O’Reilly Automotive, Inc.	*	4,231	338,268
Ross Stores, Inc.		7,548	358,756

			Shares	Value

Staples, Inc.			22,563	$313,400
Tiffany & Co.			4,254	281,870
TJX Cos., Inc.			12,536	809,199
Urban Outfitters, Inc.		*	4,083	112,528

				7,494,727

Textiles, Apparel & Luxury Goods—0.6%
Coach, Inc.			9,376	572,311
NIKE, Inc., Class B			12,337	1,188,917
Ralph Lauren Corp.		†	2,129	293,972
V.F. Corp.			2,834	359,890

				2,415,090

Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc.			15,948	99,675
People’s United Financial, Inc.			12,543	161,178

				260,853

Tobacco—2.0%
Altria Group, Inc.			67,986	2,015,785
Lorillard, Inc.			4,441	506,274
Philip Morris International, Inc.			57,205	4,489,448
Reynolds American, Inc.			10,768	446,011

				7,457,518

Trading Companies & Distributors—0.2%
Fastenal Co.		†	9,572	417,435
W.W. Grainger, Inc.			1,952	365,395

				782,830

Wireless Telecommunication Services—0.3%
American Tower Corp., Class A			13,071	784,391
MetroPCS Communications, Inc.		*	8,843	76,757
Sprint Nextel Corp.		*	98,731	231,031

				1,092,179

TOTAL COMMON STOCKS
(Cost $259,982,312)				373,473,083

CONVERTIBLE PREFERRED STOCKS—0.0%
Specialty Retail—0.0%
Orchard Supply Hardware Stores Corp., Perpetual, Series A 0.000%
(Cost $—)		*‡	70	1

Coupon Rate	Maturity Date		Face	Value

U.S. TREASURY OBLIGATIONS—0.1%
U.S. Treasury Bills—0.1%
U.S. Treasury Bill
0.018%	05/24/2012	‡‡	$20,000	19,997
0.014%	03/22/2012	‡‡	505,000	504,984

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $524,983)				524,981

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint 500 Stock Index Fund		Shares	Value

MONEY MARKET FUNDS—3.8%
Institutional Money Market Funds—3.8%
Dreyfus Institutional Cash Advantage Fund, 0.06%	††¥	1,500,000	$1,500,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.23%		¥6,392,070	6,392,070
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.23%	††¥	519,745	519,745
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.17%	††¥	1,500,000	1,500,000
Short-Term Investments Trust Liquid Assets Portfolio, 0.16%	††¥	1,700,000	1,700,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.11%	††¥	1,500,000	1,500,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.08%	††¥	1,500,000	1,500,000

TOTAL MONEY MARKET FUNDS
(Cost $14,611,815)			14,611,815

TOTAL INVESTMENTS—101.9%
(Cost $275,119,110)			388,609,880
Other assets less liabilities—(1.9%)			(7,340,425)

NET ASSETS—100.0%			$381,269,455

Notes to the Schedule of Investments:

REIT	Real Estate Investment Trust
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
‡	Security valued at fair value as determined by policies approved by the Board of Directors.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2011

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—97.2%
Aerospace & Defense—2.2%
AAR Corp.		1,489	$28,544
Alliant Techsystems, Inc.		1,550	88,598
American Science & Engineering, Inc.		435	29,628
BE Aerospace, Inc.	*	2,393	92,633
Boeing Co. (The)		22,743	1,668,199
Ceradyne, Inc.	*	1,867	49,998
Cubic Corp.		476	20,749
Curtiss-Wright Corp.		2,112	74,617
Esterline Technologies Corp.	*	1,049	58,713
Exelis, Inc.		4,977	45,042
GenCorp, Inc.	*†	1,629	8,666
General Dynamics Corp.		12,337	819,300
Goodrich Corp.		4,882	603,903
HEICO Corp., Class A		1,371	53,949
Hexcel Corp.	*	4,757	115,167
Honeywell International, Inc.		26,085	1,417,720
Huntington Ingalls Industries, Inc.	*	1,577	49,329
Kratos Defense & Security Solutions, Inc.	*†	832	4,967
L-3 Communications Holdings, Inc.		3,737	249,183
Lockheed Martin Corp.		9,671	782,384
Moog, Inc., Class A	*	1,446	63,523
National Presto Industries, Inc.	†	535	50,076
Northrop Grumman Corp.		7,805	456,436
Orbital Sciences Corp.	*	2,123	30,847
Precision Castparts Corp.		5,136	846,362
Raytheon Co.		10,521	509,006
Rockwell Collins, Inc.		6,041	334,490
Spirit Aerosystems Holdings, Inc., Class A	*	2,103	43,700
Taser International, Inc.	*†	2,292	11,735
Teledyne Technologies, Inc.	*	1,228	67,356
Textron, Inc.		8,214	151,877
Triumph Group, Inc.		1,644	96,092
United Technologies Corp.		29,160	2,131,304

			11,054,093

Air Freight & Logistics—0.7%
Air T, Inc.		1,352	11,479
Atlas Air Worldwide Holdings, Inc.	*	600	23,058
C.H. Robinson Worldwide, Inc.		6,357	443,591
Expeditors International of Washington, Inc.		8,772	359,301
FedEx Corp.		8,008	668,748
Forward Air Corp.		1,431	45,864
HUB Group, Inc., Class A	*	2,400	77,832
Pacer International, Inc.	*	1,664	8,902
United Parcel Service, Inc., Class B		26,935	1,971,373
UTi Worldwide, Inc. (Virgin Islands, British)		2,208	29,344

			3,639,492

Airlines—0.2%
Alaska Air Group, Inc.	*	1,343	100,846
Delta Air Lines, Inc.	*	25,505	206,336
JetBlue Airways Corp.	*†	6,414	33,353

		Shares	Value

SkyWest, Inc.		2,390	$30,090
Southwest Airlines Co.		18,586	159,096
United Continental Holdings, Inc.	*	12,259	231,327
US Airways Group, Inc.	*†	8,660	43,906

			804,954

Auto Components—0.4%
American Axle & Manufacturing Holdings, Inc.	*	2,113	20,897
Amerigon, Inc.	*	2,107	30,046
Autoliv, Inc. (Sweden)	†	915	48,943
BorgWarner, Inc.	*	4,109	261,908
Cooper Tire & Rubber Co.		3,066	42,955
Dana Holding Corp.	*	9,980	121,257
Fuel Systems Solutions, Inc.	*	769	12,681
Gentex Corp.	†	6,594	195,116
Goodyear Tire & Rubber Co. (The)	*	7,281	103,172
Johnson Controls, Inc.		21,627	676,060
Lear Corp.		2,719	108,216
Modine Manufacturing Co.	*	1,208	11,428
Quantum Fuel Systems Technologies Worldwide, Inc.	*	141	103
Shiloh Industries, Inc.	*	1,441	12,075
Strattec Security Corp.		123	2,454
Superior Industries International, Inc.		1,102	18,227
Tenneco, Inc.	*	1,600	47,648
TRW Automotive Holdings Corp.	*	3,548	115,665

			1,828,851

Automobiles—0.4%
Ford Motor Co.	*	132,145	1,421,880
General Motors Co.	*	26,868	544,614
Harley-Davidson, Inc.		5,597	217,556
Thor Industries, Inc.		1,221	33,492
Winnebago Industries, Inc.	*†	1,432	10,568

			2,228,110

Beverages—2.2%
Beam, Inc.		3,861	197,799
Brown-Forman Corp., Class B		3,385	272,527
Central European Distribution Corp. (Poland)	*†	9,797	42,862
Coca-Cola Bottling Co. Consolidated	†	437	25,586
Coca-Cola Co. (The)		79,772	5,581,647
Coca-Cola Enterprises, Inc.		13,572	349,886
Constellation Brands, Inc., Class A	*	8,096	167,344
Dr. Pepper Snapple Group, Inc.		7,323	289,112
Hansen Natural Corp.	*	2,680	246,935
Molson Coors Brewing Co., Class B		3,486	151,781
PepsiCo, Inc.		59,809	3,968,327

			11,293,806

Biotechnology—1.6%
Aastrom Biosciences, Inc.	*†	411	748
Acorda Therapeutics, Inc.	*	674	16,068

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Agenus, Inc.	*	284	$568
Alexion Pharmaceuticals, Inc.	*	4,700	336,050
Alkermes plc (Ireland)	*	3,579	62,131
Allos Therapeutics, Inc.	*	3,978	5,649
Alnylam Pharmaceuticals, Inc.	*	2,390	19,479
AMAG Pharmaceuticals, Inc.	*	834	15,771
Amgen, Inc.		33,581	2,156,236
Amylin Pharmaceuticals, Inc.	*	4,036	45,930
ARCA Biopharma, Inc.	*	57	56
Arena Pharmaceuticals, Inc.	*†	1,439	2,691
Ariad Pharmaceuticals, Inc.	*	5,175	63,394
Arqule, Inc.	*	864	4,873
Array Biopharma, Inc.	*	4,333	9,359
Astex Pharmaceuticals	*	1,338	2,529
AVI BioPharma, Inc.	*†	2,400	1,788
Avigen, Inc. (Escrow Shares)	*‡d	1,009	—
Biogen Idec, Inc.	*	6,544	720,167
BioMarin Pharmaceutical, Inc.	*	3,587	123,321
Biosante Pharmaceuticals, Inc.	*	300	151
Celgene Corp.	*	19,373	1,309,615
Cell Therapeutics, Inc.	*†	15,172	17,600
Celldex Therapeutics, Inc.	*	429	1,115
Cepheid, Inc.	*†	4,930	169,641
Codexis, Inc.	*	230	1,219
Cubist Pharmaceuticals, Inc.	*†	1,762	69,810
CytRx Corp.	*	4,200	1,139
Dendreon Corp.	*†	4,737	36,001
Discovery Laboratories, Inc.	*†	171	289
Emergent Biosolutions, Inc.	*	1,319	22,212
Entremed, Inc.	*	126	123
Enzon Pharmaceuticals, Inc.	*†	1,765	11,826
Exact Sciences Corp.	*	1,250	10,150
Exelixis, Inc.	*†	2,695	12,761
Galena Biopharma, Inc.	*†	209	98
Genomic Health, Inc.	*	1,284	32,601
Geron Corp.	*†	4,719	6,984
Gilead Sciences, Inc.	*	29,798	1,219,632
GTx, Inc.	*	200	672
Halozyme Therapeutics, Inc.	*	6,362	60,503
Hemispherx Biopharma, Inc.	*†	920	179
Human Genome Sciences, Inc.	*†	5,938	43,882
Immunogen, Inc.	*†	1,323	15,320
Immunomedics, Inc.	*†	2,141	7,130
Incyte Corp. Ltd.	*†	3,102	46,561
InterMune, Inc.	*	1,586	19,984
Isis Pharmaceuticals, Inc.	*†	2,216	15,977
Keryx Biopharmaceuticals, Inc.	*†	5,221	13,209
Lexicon Pharmaceuticals, Inc.	*†	2,343	3,022
Ligand Pharmaceuticals, Inc., Class B	*	815	9,674
MannKind Corp.	*†	4,492	11,230
Marina Biotech, Inc.	*	38	33
Maxygen, Inc.	*	1,231	6,931
MediciNova, Inc.	*	91	157
Medivation, Inc.	*†	1,731	79,816
Momenta Pharmaceuticals, Inc.	*	2,618	45,527
Myrexis, Inc.	*	1,031	2,763
Myriad Genetics, Inc.	*	4,124	86,357
Nabi Biopharmaceuticals	*	1,995	3,751
Neurocrine Biosciences, Inc.	*†	1,479	12,572
Novavax, Inc.	*†	1,550	1,953
NPS Pharmaceuticals, Inc.	*	1,660	10,939

		Shares	Value

Onyx Pharmaceuticals, Inc.	*	1,361	$59,816
Osiris Therapeutics, Inc.	*†	1,402	7,501
PDL BioPharma, Inc.		3,841	23,814
Peregrine Pharmaceuticals, Inc.	*†	1,823	1,878
Pharmasset, Inc.	*	3,525	451,905
Poniard Pharmaceuticals, Inc.	*	9	19
Progenics Pharmaceuticals, Inc.	*†	793	6,772
Regeneron Pharmaceuticals, Inc.	*	2,632	145,892
Rigel Pharmaceuticals, Inc.	*	1,882	14,849
Savient Pharmaceuticals, Inc.	*†	1,538	3,430
Sciclone Pharmaceuticals, Inc.	*†	1,700	7,293
SIGA Technologies, Inc.	*†	4,649	11,715
Synageva BioPharma Corp.	*	242	6,444
Telik, Inc.	*	1,748	297
Theravance, Inc.	*†	3,224	71,250
United Therapeutics Corp.	*	1,828	86,373
Vanda Pharmaceuticals, Inc.	*	2,680	12,757
Vertex Pharmaceuticals, Inc.	*	5,197	172,592
XOMA Ltd.	*†	331	381

			8,092,895

Building Products—0.1%
A.O. Smith Corp.		2,012	80,722
American Woodmark Corp.		800	10,928
Apogee Enterprises, Inc.		1,250	15,325
Fortune Brands Home & Security, Inc.	*	3,861	65,753
Gibraltar Industries, Inc.	*	1,188	16,585
Griffon Corp.		1,288	11,759
Lennox International, Inc.		2,437	82,249
Masco Corp.		9,464	99,183
NCI Building Systems, Inc.	*	246	2,674
Owens Corning, Inc.	*	1,100	31,592
Quanex Building Products Corp.		1,671	25,098
Simpson Manufacturing Co., Inc.		2,084	70,147
Trex Co., Inc.	*†	731	16,747
U.S. Home Systems, Inc.		1,291	8,585
Universal Forest Products, Inc.	†	1,121	34,605
USG Corp.	*	3,348	34,016

			605,968

Capital Markets—1.9%
Affiliated Managers Group, Inc.	*	1,354	129,916
Ameriprise Financial, Inc.		9,235	458,425
Arlington Asset Investment Corp., Class A		304	6,484
Bank of New York Mellon Corp. (The)		46,996	935,690
BGC Partners, Inc., Class A	†	7,270	43,184
BlackRock, Inc.		4,558	812,418
Calamos Asset Management, Inc., Class A		1,800	22,518
Charles Schwab Corp. (The)		39,829	448,475
CIFC Corp.	*	342	1,847
Cowen Group, Inc., Class A	*	2,582	6,687
Diamond Hill Investment Group, Inc.		331	24,487
E*Trade Financial Corp.	*	13,474	107,253
Eaton Vance Corp.		5,282	124,866
Federated Investors, Inc., Class B	†	3,745	56,737
Franklin Resources, Inc.		6,281	603,353
GAMCO Investors, Inc., Class A		558	24,267
GFI Group, Inc.		2,520	10,382

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Goldman Sachs Group, Inc. (The)		19,417	$1,755,879
Greenhill & Co., Inc.	†	495	18,003
Institutional Financial Markets, Inc.		421	594
INTL FCStone, Inc.	*	507	11,950
Invesco Ltd.		16,610	333,695
Investment Technology Group, Inc.	*	2,078	22,463
Janus Capital Group, Inc.		6,411	40,453
Jefferies Group, Inc.	†	4,678	64,322
KBW, Inc.		1,604	24,349
Knight Capital Group, Inc., Class A	*†	4,630	54,727
Legg Mason, Inc.		5,850	140,693
Medallion Financial Corp.		958	10,902
Morgan Stanley		60,840	920,509
Northern Trust Corp.		8,495	336,912
Piper Jaffray Cos.	*	963	19,453
Raymond James Financial, Inc.		3,472	107,493
Safeguard Scientifics, Inc.	*	678	10,706
SEI Investments Co.		5,918	102,677
State Street Corp.		19,892	801,847
Stifel Financial Corp.	*	2,381	76,311
SWS Group, Inc.		1,323	9,089
T. Rowe Price Group, Inc.		10,248	583,624
TD Ameritrade Holding Corp.		8,355	130,756
Virtus Investment Partners, Inc.	*	210	15,962
Waddell & Reed Financial, Inc., Class A		3,971	98,362
Walter Investment Management Corp.		602	12,347
Westwood Holdings Group, Inc.	†	1,027	37,537

			9,558,604

Chemicals—2.2%
A. Schulman, Inc.		1,444	30,584
Air Products & Chemicals, Inc.		6,756	575,544
Airgas, Inc.		3,075	240,096
Albemarle Corp.		3,712	191,205
Ampal-American Israel Corp., Class A	*	1,391	417
Ashland, Inc.		1,520	86,883
Cabot Corp.		2,693	86,553
Calgon Carbon Corp.	*†	3,184	50,021
Celanese Corp., Class A		2,979	131,880
CF Industries Holdings, Inc.		2,571	372,744
Cytec Industries, Inc.		1,644	73,405
Dow Chemical Co. (The)		41,287	1,187,414
E.I. Du Pont de Nemours & Co.		36,166	1,655,679
Eastman Chemical Co.		4,366	170,536
Ecolab, Inc.	†	10,311	596,088
Ferro Corp.	*	1,818	8,890
FMC Corp.		3,336	287,029
Georgia Gulf Corp.	*	50	974
H.B. Fuller Co.		2,570	59,393
Huntsman Corp.		5,470	54,700
International Flavors & Fragrances, Inc.		3,885	203,652
Intrepid Potash, Inc.	*	1,172	26,522
Koppers Holdings, Inc.		1,582	54,358
Kronos Worldwide, Inc.		2,262	40,806
Landec Corp.	*	986	5,443

		Shares	Value

LSB Industries, Inc.	*	1,411	$39,550
Minerals Technologies, Inc.		868	49,068
Monsanto Co.		20,701	1,450,519
Mosaic Co. (The)		6,742	339,999
NewMarket Corp.	†	378	74,886
Olin Corp.		2,796	54,941
OM Group, Inc.	*	1,147	25,681
Omnova Solutions, Inc.	*	6,478	29,864
Penford Corp.	*	785	3,996
PolyOne Corp.	†	2,862	33,056
PPG Industries, Inc.		5,657	472,303
Praxair, Inc.		10,790	1,153,451
Quaker Chemical Corp.	†	483	18,784
RPM International, Inc.		4,832	118,626
Scotts Miracle-Gro Co. (The), Class A	†	1,662	77,599
Sensient Technologies Corp.		2,027	76,823
Sherwin-Williams Co. (The)		2,340	208,892
Sigma-Aldrich Corp.		3,395	212,052
Spartech Corp.	*	1,451	6,863
Stepan Co.		556	44,569
Tredegar Corp.		1,606	35,685
Valhi, Inc.		511	30,900
Valspar Corp.		2,240	87,293
W.R. Grace & Co.	*	4,200	192,864
Zep, Inc.	†	936	13,085

			11,042,165

Commercial Banks—2.9%
1st Source Corp.		1,180	29,889
Associated Banc-Corp		5,110	57,079
BancFirst Corp.		642	24,101
BancorpSouth, Inc.	†	3,611	39,793
BancTrust Financial Group, Inc.	*	1,600	1,984
Bank of Hawaii Corp.		1,898	84,442
BB&T Corp.		24,485	616,287
BOK Financial Corp.		1,765	96,951
Boston Private Financial Holdings, Inc.	†	1,297	10,298
Bryn Mawr Bank Corp.		1,058	20,620
Capital Bank Corp.	*	1,779	3,576
Capital City Bank Group, Inc.		1,113	10,629
CapitalSource, Inc.		19,650	131,655
Cardinal Financial Corp.		1,142	12,265
Cascade Bancorp	*†	219	959
Cathay General Bancorp		2,082	31,084
Catskill Litigation Trust	*‡d	582	—
Central Pacific Financial Corp.	*	103	1,331
Chemical Financial Corp.		1,552	33,089
CIT Group, Inc.	*	6,132	213,823
Citizens Republic Bancorp, Inc.	*	6,759	77,053
City Holding Co.	†	250	8,472
City National Corp./California		1,548	68,391
CoBiz Financial, Inc.		1,063	6,134
Comerica, Inc.		8,301	214,166
Commerce Bancshares, Inc./Missouri		2,723	103,801
Community Bank System, Inc.		1,402	38,976
Community Trust Bancorp, Inc.	†	665	19,564
Cullen/Frost Bankers, Inc.		2,502	132,381
CVB Financial Corp.		4,084	40,963
East West Bancorp, Inc.		7,969	157,388
Eastern Virginia Bankshares, Inc.	*	6,402	12,932

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Fidelity Southern Corp.		1,455	$8,846
Fifth Third Bancorp		34,539	439,336
Financial Institutions, Inc.	†	749	12,089
First BanCorp. (Puerto Rico)	*†	322	1,124
First Bancorp/North Carolina		643	7,169
First Busey Corp.	†	2,407	12,035
First Citizens BancShares, Inc./North Carolina, Class A		254	44,447
First Commonwealth Financial Corp.		2,619	13,776
First Financial Bancorp		1,895	31,533
First Financial Bankshares, Inc.		500	16,715
First Horizon National Corp.		8,735	69,880
First Merchants Corp.		874	7,403
First Midwest Bancorp, Inc./Illinois		2,002	20,280
First Niagara Financial Group, Inc.		10,034	86,593
First of Long Island Corp. (The)		986	25,952
FirstMerit Corp.		3,950	59,764
FNB Corp./Pennsylvania	†	3,344	37,821
Fulton Financial Corp.		6,533	64,089
Glacier Bancorp, Inc.	†	1,771	21,305
Guaranty Bancorp	*	5,300	7,791
Hancock Holding Co.		2,032	64,963
Hanmi Financial Corp.	*	900	6,660
Heritage Financial Corp./Washington		332	4,170
Home Bancshares, Inc./Arkansas		1,170	30,315
Huntington Bancshares, Inc./Ohio		26,837	147,335
IBERIABANK Corp.	†	966	47,624
Independent Bank Corp./Massachusetts	†	874	23,851
Independent Bank Corp./Michigan	*†	208	287
International Bancshares Corp.		3,248	59,552
KeyCorp		27,431	210,944
M&T Bank Corp.		3,469	264,823
MB Financial, Inc.		931	15,920
Merchants Bancshares, Inc.		571	16,673
MidSouth Bancorp, Inc.		522	6,791
MidWestOne Financial Group, Inc.		552	8,070
National Penn Bancshares, Inc.		2,758	23,278
NBT Bancorp, Inc.		1,000	22,130
Old National Bancorp/Indiana		3,552	41,381
Pacific Capital Bancorp NA	*†	281	7,935
Pacific Premier Bancorp, Inc.	*	976	6,188
PacWest Bancorp		894	16,941
Park National Corp.	†	728	47,364
Peoples Bancorp, Inc./Ohio	†	814	12,055
Peoples Financial Corp./Mississippi		883	9,104
Pinnacle Financial Partners, Inc.	*†	1,818	29,361
PNC Financial Services Group, Inc.		20,071	1,157,495
Popular, Inc. (Puerto Rico)	*	53,808	74,793
PrivateBancorp, Inc.		1,200	13,176
Prosperity Bancshares, Inc.	†	2,300	92,805
Regions Financial Corp.		41,501	178,454
Republic Bancorp, Inc./Kentucky, Class A		1,603	36,709

		Shares	Value

Royal Bancshares of Pennsylvania, Inc., Class A	*	882	$1,173
S&T Bancorp, Inc.		955	18,670
Sandy Spring Bancorp, Inc.		344	6,037
Shore Bancshares, Inc.		826	4,254
Signature Bank/New York	*	1,900	113,981
Simmons First National Corp., Class A	†	911	24,770
Sterling Bancorp/New York	†	1,476	12,753
Sterling Financial Corp./Washington	*	38	635
Suffolk Bancorp	*	1,100	11,869
SunTrust Banks, Inc.		19,144	338,849
Susquehanna Bancshares, Inc.		2,932	24,570
SVB Financial Group	*	1,437	68,531
Synovus Financial Corp.	†	41,667	58,750
TCF Financial Corp.		6,104	62,993
Texas Capital Bancshares, Inc.	*	2,821	86,351
Tompkins Financial Corp.	†	730	28,112
TowneBank/Virginia	†	1,406	17,209
Trustmark Corp.	†	2,435	59,146
U.S. Bancorp		73,433	1,986,363
UMB Financial Corp.		1,211	45,110
Umpqua Holdings Corp.		1,151	14,261
United Bankshares, Inc.		2,134	60,328
United Community Banks, Inc./Georgia	*	454	3,173
Valley National Bancorp	†	6,571	81,283
Washington Trust Bancorp, Inc.		500	11,930
Webster Financial Corp.		2,393	48,793
Wells Fargo & Co.		188,400	5,192,304
WesBanco, Inc.		1,699	33,080
Westamerica Bancorporation	†	1,628	71,469
Western Alliance Bancorp	*	1,400	8,722
Wintrust Financial Corp.		1,017	28,527
Zions Bancorporation		5,053	82,263

			14,571,430

Commercial Services & Supplies—0.6%
ABM Industries, Inc.		2,291	47,241
ACCO Brands Corp.	*	1,319	12,728
Avery Dennison Corp.		3,924	112,540
Brink’s Co. (The)		2,084	56,018
Cenveo, Inc.	*†	4,741	16,119
Cintas Corp.		2,017	70,212
Clean Harbors, Inc.	*	2,414	153,844
Consolidated Graphics, Inc.	*	776	37,465
Copart, Inc.	*	3,582	171,542
Corrections Corp. of America	*	5,700	116,109
Courier Corp.	†	424	4,974
Covanta Holding Corp.		4,185	57,293
Deluxe Corp.		2,098	47,751
EnergySolutions, Inc.	*	4,049	12,511
Ennis, Inc.		695	9,264
G&K Services, Inc., Class A		1,008	29,343
Geo Group, Inc. (The)	*	2,456	41,138
Healthcare Services Group, Inc.		5,603	99,117
Herman Miller, Inc.		3,155	58,210
HNI Corp.	†	2,512	65,563
Interface, Inc., Class A		3,357	38,740
Iron Mountain, Inc.		7,146	220,097
Kimball International, Inc., Class B	†	1,500	7,605

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Knoll, Inc.		2,701	$40,110
McGrath Rentcorp		916	26,555
Mine Safety Appliances Co.		1,444	47,825
Mobile Mini, Inc.	*	2,000	34,900
NL Industries, Inc.	†	2,111	27,380
Perma-Fix Environmental Services, Inc.	*	5,502	8,528
Pitney Bowes, Inc.	†	1,828	33,891
Portfolio Recovery Associates, Inc.	*	504	34,030
R.R. Donnelley & Sons Co.		8,887	128,240
Republic Services, Inc.		14,202	391,265
Rollins, Inc.		1,486	33,019
Standard Register Co. (The)		1,650	3,845
Steelcase, Inc., Class A	†	1,992	14,860
Stericycle, Inc.	*	3,138	244,513
Sykes Enterprises, Inc.	*	1,423	22,284
Tetra Tech, Inc.	*	2,114	45,641
TRC Cos., Inc.	*	327	1,965
United Stationers, Inc.		2,556	83,223
Viad Corp.	†	937	16,379
Virco Mfg. Corp.		799	1,286
Waste Connections, Inc.		3,543	117,415
Waste Management, Inc.		9,462	309,502

			3,152,080

Communications Equipment—2.0%
ADTRAN, Inc.		3,197	96,422
Alliance Fiber Optic Products, Inc.	*	963	7,377
Anaren, Inc.	*	813	13,512
Arris Group, Inc.	*	3,613	39,093
Aruba Networks, Inc.	*	2,125	39,355
Aviat Networks, Inc.	*	2,182	3,993
Black Box Corp.		865	24,255
Blonder Tongue Laboratories, Inc.	*	2,285	2,765
Blue Coat Systems, Inc.	*	1,072	27,282
Brocade Communications Systems, Inc.	*	14,008	72,701
CalAmp Corp.	*	550	2,337
Ciena Corp.	*†	5,950	71,995
Cisco Systems, Inc.		206,501	3,733,538
Comtech Telecommunications Corp.		1,350	38,637
Digi International, Inc.	*†	1,976	22,052
Ditech Networks, Inc.	*	1,360	1,278
EchoStar Corp., Class A	*	1,877	39,304
Emcore Corp.	*†	1,219	1,051
Emulex Corp.	*	3,408	23,379
Extreme Networks, Inc.	*	4,491	13,114
F5 Networks, Inc.	*	2,664	282,704
Finisar Corp.	*†	856	14,334
Harmonic, Inc.	*	2,820	14,213
Harris Corp.		3,891	140,232
Infinera Corp.	*	4,191	26,319
InterDigital, Inc.	†	2,803	122,127
Ixia	*	2,330	24,488
JDS Uniphase Corp.	*	7,444	77,715
Juniper Networks, Inc.	*	17,553	358,257
KVH Industries, Inc.	*†	375	2,917
Motorola Mobility Holdings, Inc.	*	10,553	409,456

		Shares	Value

Motorola Solutions, Inc.		12,061	$558,304
NETGEAR, Inc.	*	1,206	40,485
Network Engines, Inc.	*	1,329	1,279
Numerex Corp., Class A	*	1,800	14,814
Oclaro, Inc.	*†	363	1,024
Oplink Communications, Inc.	*	758	12,484
Optical Cable Corp.		240	766
Parkervision, Inc.	*†	1,052	894
Performance Technologies, Inc.	*	793	1,427
Plantronics, Inc.	†	1,826	65,079
Polycom, Inc.	*	8,354	136,170
Powerwave Technologies, Inc.	*†	486	1,011
QUALCOMM, Inc.		63,004	3,446,319
Riverbed Technology, Inc.	*	3,698	86,903
Sonus Networks, Inc.	*	10,700	25,680
Sycamore Networks, Inc.	*	991	17,739
Tekelec	*	2,569	28,079
Tellabs, Inc.		19,143	77,338
UTStarcom Holdings Corp. (China)	*	4,555	6,286
Viasat, Inc.	*	1,190	54,883
Westell Technologies, Inc., Class A	*	1,821	4,043
Zoom Technologies, Inc. (China)	*†	542	558

			10,327,767

Computers & Peripherals—3.9%
3D Systems Corp.	*†	2,316	33,350
Apple, Inc.	*	32,927	13,335,435
Avid Technology, Inc.	*	1,448	12,351
Concurrent Computer Corp.	*	190	720
Cray, Inc.	*	714	4,620
Dataram Corp.	*†	1,175	952
Dell, Inc.	*	58,645	857,976
Diebold, Inc.		3,079	92,586
Dot Hill Systems Corp.	*	1,396	1,857
Electronics for Imaging, Inc.	*	2,638	37,592
EMC Corp.	*	74,289	1,600,185
Hewlett-Packard Co.		79,079	2,037,075
Hutchinson Technology, Inc.	*†	1,149	1,724
iGO, Inc.	*	674	520
Imation Corp.	*	1,564	8,962
Intermec, Inc.	*†	2,374	16,286
Lexmark International, Inc., Class A		1,492	49,340
NCR Corp.	*	7,848	129,178
NetApp, Inc.	*	11,382	412,825
Novatel Wireless, Inc.	*	1,358	4,251
Overland Storage, Inc.	*	160	400
Presstek, Inc.	*	945	510
QLogic Corp.	*	3,731	55,965
Quantum Corp.	*	6,681	16,034
SanDisk Corp.	*	8,969	441,364
Silicon Graphics International Corp.	*†	1,843	21,121
STEC, Inc.	*†	1,255	10,780
Stratasys, Inc.	*	1,782	54,191
Synaptics, Inc.	*†	1,586	47,818
TransAct Technologies, Inc.	*	888	6,447
Western Digital Corp.	*	8,356	258,618

			19,551,033

Construction & Engineering—0.3%
AECOM Technology Corp.	*	3,236	66,565
Aegion Corp.	*	1,223	18,761

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Comfort Systems USA, Inc.	†	2,179	$23,359
Dycom Industries, Inc.	*	2,076	43,430
EMCOR Group, Inc.		2,908	77,963
Fluor Corp.		4,946	248,537
Furmanite Corp.	*†	1,100	6,941
Granite Construction, Inc.		1,889	44,807
Jacobs Engineering Group, Inc.	*	4,968	201,601
KBR, Inc.		6,464	180,152
Layne Christensen Co.	*†	510	12,342
MasTec, Inc.	*	2,049	35,591
Quanta Services, Inc.	*	8,861	190,866
Shaw Group, Inc. (The)	*	2,182	58,696
Tutor Perini Corp.	*	960	11,846
URS Corp.	*	2,934	103,042

			1,324,499

Construction Materials—0.0%
Eagle Materials, Inc.		2,083	53,450
Headwaters, Inc.	*	2,095	4,651
Martin Marietta Materials, Inc.	†	494	37,252
Texas Industries, Inc.	†	1,116	34,350
Vulcan Materials Co.	†	3,605	141,857

			271,560

Consumer Finance—0.7%
Advance America Cash Advance Centers, Inc.		21,480	192,246
American Express Co.		36,573	1,725,148
Capital One Financial Corp.		16,201	685,140
Cash America International, Inc.	†	685	31,942
CompuCredit Holdings Corp.	*	38	141
Discover Financial Services		18,027	432,648
Ezcorp, Inc., Class A	*	2,031	53,557
First Marblehead Corp. (The)	*†	2,764	3,234
Nelnet, Inc., Class A		481	11,770
SLM Corp.		20,100	269,340
World Acceptance Corp.	*	639	46,967

			3,452,133

Containers & Packaging—0.2%
AEP Industries, Inc.	*	372	10,472
AptarGroup, Inc.		3,130	163,292
Ball Corp.		6,557	234,151
Bemis Co., Inc.		1,316	39,585
Crown Holdings, Inc.	*	3,283	110,243
Greif, Inc., Class A		852	38,809
Myers Industries, Inc.		1,716	21,175
Owens-Illinois, Inc.	*	6,064	117,520
Packaging Corp. of America		4,339	109,516
Rock-Tenn Co., Class A		1,450	83,665
Sealed Air Corp.		2,704	46,536
Silgan Holdings, Inc.		908	35,085
Sonoco Products Co.		3,353	110,515
Temple-Inland, Inc.		3,169	100,489

			1,221,053

Distributors—0.1%
Genuine Parts Co.		3,417	209,120
LKQ Corp.	*	7,000	210,560
Pool Corp.		2,434	73,264
VOXX International Corp.	*	1,218	10,292

			503,236

		Shares	Value

Diversified Consumer Services—0.3%
American Public Education, Inc.	*†	698	$30,210
Apollo Group, Inc., Class A	*	5,209	280,609
Ascent Capital Group, Inc., Class A	*	545	27,642
Career Education Corp.	*	4,167	33,211
Coinstar, Inc.	*†	1,075	49,063
Corinthian Colleges, Inc.	*†	3,624	7,864
DeVry, Inc.		2,980	114,611
H&R Block, Inc.		11,402	186,195
Hillenbrand, Inc.		1,576	35,176
ITT Educational Services, Inc.	*†	1,873	106,555
Learning Tree International, Inc.	*	766	5,377
Matthews International Corp., Class A	†	1,052	33,064
Regis Corp.		1,818	30,088
School Specialty, Inc.	*	854	2,135
Service Corp. International		11,775	125,404
Sotheby’s		2,623	74,834
Steiner Leisure Ltd. (Bahamas)	*	1,503	68,221
Stewart Enterprises, Inc., Class A	†	4,115	23,702
Strayer Education, Inc.	†	551	53,552
Universal Technical Institute, Inc.	*	418	5,342
Weight Watchers International, Inc.	†	1,826	100,448

			1,393,303

Diversified Financial Services—2.4%
Bank of America Corp.		388,627	2,160,766
Citigroup, Inc.		111,256	2,927,145
CME Group, Inc.		2,698	657,422
Interactive Brokers Group, Inc., Class A		1,570	23,456
IntercontinentalExchange, Inc.	*	2,776	334,647
JPMorgan Chase & Co.		148,125	4,925,156
Leucadia National Corp.		6,084	138,350
Moody’s Corp.		6,057	204,000
MSCI, Inc., Class A	*	3,439	113,246
NASDAQ OMX Group, Inc. (The)	*	5,431	133,114
NYSE Euronext		9,567	249,699
PHH Corp.	*	2,212	23,668
PICO Holdings, Inc.	*	1,150	23,667
Resource America, Inc., Class A		1,287	6,126

			11,920,462

Diversified Telecommunication Services—2.5%
8x8, Inc.	*†	3,048	9,662
Alaska Communications Systems Group, Inc.	†	2,850	8,578
AT&T, Inc.		223,413	6,756,009
CenturyLink, Inc.		19,640	730,608
Cincinnati Bell, Inc.	*†	35,531	107,659
Cogent Communications Group, Inc.	*	2,886	48,745
Frontier Communications Corp.	†	39,354	202,673
General Communication, Inc., Class A	*	2,516	24,632
HickoryTech Corp.		651	7,213

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
IDT Corp., Class B		1,600	$15,008
Integrated Telecom Express, Inc.	*‡d	1,103	—
Level 3 Communications, Inc.	*†	3,878	65,887
Lumos Networks Corp.		1,350	20,709
Premiere Global Services, Inc.	*†	2,174	18,414
Superior TeleCom, Inc.	*‡d	2,013	—
SureWest Communications		184	2,213
tw telecom inc.	*	1,928	37,365
Verizon Communications, Inc.		105,621	4,237,515
Windstream Corp.		21,003	246,575

			12,539,465

Electric Utilities—1.9%
Allete, Inc.		1,243	52,181
American Electric Power Co., Inc.		17,879	738,581
Central Vermont Public Service Corp.		540	18,954
Cleco Corp.		2,109	80,353
Duke Energy Corp.		48,292	1,062,424
Edison International		12,222	505,991
El Paso Electric Co.		1,748	60,551
Empire District Electric Co. (The)		1,197	25,245
Entergy Corp.		5,441	397,465
Exelon Corp.		24,553	1,064,864
FirstEnergy Corp.		12,192	540,106
Great Plains Energy, Inc.		3,450	75,141
Hawaiian Electric Industries, Inc.		3,066	81,188
IDACORP, Inc.		1,515	64,251
ITC Holdings Corp.		1,539	116,779
MGE Energy, Inc.		1,559	72,914
NextEra Energy, Inc.		16,813	1,023,575
Northeast Utilities		5,201	187,600
NV Energy, Inc.		7,959	130,130
Otter Tail Corp.	†	1,095	24,112
Pepco Holdings, Inc.		7,066	143,440
Pinnacle West Capital Corp.		3,789	182,554
PNM Resources, Inc.		2,169	39,541
Portland General Electric Co.		1,100	27,819
PPL Corp.		16,345	480,870
Progress Energy, Inc.		10,369	580,871
Southern Co.		31,134	1,441,193
UIL Holdings Corp.		1,496	52,913
Unisource Energy Corp.		1,571	58,001
Unitil Corp.		420	11,920
Westar Energy, Inc.		4,032	116,041

			9,457,568

Electrical Equipment—0.6%
Active Power, Inc.	*	1,093	721
Acuity Brands, Inc.	†	1,873	99,269
American Superconductor Corp.	*†	1,147	4,232
AMETEK, Inc.		6,351	267,377
AZZ, Inc.	†	1,582	71,886
Babcock & Wilcox Co. (The)	*	5,852	141,267
Belden, Inc.		1,894	63,032
Brady Corp., Class A		2,402	75,831
Capstone Turbine Corp.	*†	34,249	39,729
Emerson Electric Co.		26,374	1,228,765

		Shares	Value

Encore Wire Corp.		1,400	$36,260
Franklin Electric Co., Inc.		902	39,291
FuelCell Energy, Inc.	*	1,938	1,690
General Cable Corp.	*	3,772	94,338
GrafTech International Ltd.	*	3,487	47,598
Hubbell, Inc., Class B		2,078	138,935
II-VI, Inc.	*†	1,364	25,043
LSI Industries, Inc.		1,083	6,498
Magnetek, Inc.	*	140	1,205
Orbit International Corp.	*	2,812	10,039
Plug Power, Inc.	*†	270	551
Powell Industries, Inc.	*	1,045	32,688
Regal-Beloit Corp.		1,272	64,834
Rockwell Automation, Inc.		4,331	317,765
Roper Industries, Inc.		2,980	258,873
Thomas & Betts Corp.	*	2,428	132,569
Ultralife Corp.	*	416	1,672
Universal Security Instruments, Inc.	*	1,866	9,852
Valence Technology, Inc.	*†	6,972	6,833
Vicor Corp.		1,380	10,985

			3,229,628

Electronic Equipment, Instruments & Components—0.7%
Agilysys, Inc.	*	1,335	10,613
Amphenol Corp., Class A		5,423	246,150
Anixter International, Inc.	*	1,723	102,760
Arrow Electronics, Inc.	*	4,585	171,525
Avnet, Inc.	*	5,129	159,461
AVX Corp.		2,270	28,965
Badger Meter, Inc.	†	1,134	33,374
Benchmark Electronics, Inc.	*	2,520	33,944
Brightpoint, Inc.	*	2,358	25,372
Checkpoint Systems, Inc.	*	1,441	15,765
Cognex Corp.		2,023	72,403
Coherent, Inc.	*	1,348	70,460
Corning, Inc.		52,776	685,032
CTS Corp.	†	1,580	14,536
Daktronics, Inc.	†	927	8,871
Dolby Laboratories, Inc., Class A	*	1,370	41,799
DTS, Inc.	*	755	20,566
Echelon Corp.	*†	1,769	8,615
Electro Rent Corp.		950	16,292
Electro Scientific Industries, Inc.	*	1,421	20,576
FARO Technologies, Inc.	*	453	20,838
FEI Co.	*	1,368	55,787
FLIR Systems, Inc.		5,608	140,593
Frequency Electronics, Inc.	*	821	6,289
ID Systems, Inc.	*	2,016	9,536
Identive Group, Inc.	*	1,494	3,332
Ingram Micro, Inc., Class A	*	1,030	18,736
Insight Enterprises, Inc.	*	2,054	31,406
Iteris, Inc.	*	4,263	5,542
Itron, Inc.	*	955	34,160
Jabil Circuit, Inc.		8,287	162,922
Lightpath Technologies, Inc., Class A	*†	1,526	1,633
Littelfuse, Inc.	†	909	39,069
LRAD Corp.	*	3,686	5,492
Maxwell Technologies, Inc.	*†	370	6,009
Mercury Computer Systems, Inc.	*	963	12,798
Mesa Laboratories, Inc.		1,200	49,728
Methode Electronics, Inc.	†	1,383	11,465

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Molex, Inc.		1,611	$38,438
MTS Systems Corp.		1,342	54,686
National Instruments Corp.		5,121	132,890
Newport Corp.	*	1,614	21,966
OSI Systems, Inc.	*	867	42,292
Park Electrochemical Corp.		1,086	27,823
PC Connection, Inc.		854	9,471
Planar Systems, Inc.	*	785	1,523
Plexus Corp.	*	1,884	51,584
Power-One, Inc.	*	3,459	13,525
Pulse Electronics Corp.		1,866	5,225
Radisys Corp.	*	961	4,863
Research Frontiers, Inc.	*	752	2,542
Rofin-Sinar Technologies, Inc.	*	2,200	50,270
Rogers Corp.	*	803	29,599
Sanmina-SCI Corp.	*	3,577	33,302
ScanSource, Inc.	*	1,126	40,536
Sigmatron International, Inc.	*	282	931
SYNNEX Corp.	*	104	3,168
Tech Data Corp.	*	2,057	101,636
Trimble Navigation Ltd.	*	4,318	187,401
TTM Technologies, Inc.	*	1,639	17,963
Universal Display Corp.	*†	1,350	49,531
Vishay Intertechnology, Inc.	*	6,172	55,486
Vishay Precision Group, Inc.	*	440	7,031
Wayside Technology Group, Inc.		1,787	21,712
X-Rite, Inc.	*†	1,890	8,770
Zygo Corp.	*	967	17,068

			3,433,646

Energy Equipment & Services—2.0%
Atwood Oceanics, Inc.	*	1,298	51,647
Baker Hughes, Inc.		13,177	640,929
Basic Energy Services, Inc.	*	1,600	31,520
Bristow Group, Inc.		982	46,537
Cal Dive International, Inc.	*	4,816	10,836
Cameron International Corp.	*	9,319	458,402
CARBO Ceramics, Inc.		1,137	140,226
Complete Production Services, Inc.	*	1,200	40,272
Dawson Geophysical Co.	*	924	36,526
Diamond Offshore Drilling, Inc.	†	1,577	87,145
Dresser-Rand Group, Inc.	*	2,924	145,937
Dril-Quip, Inc.	*	880	57,922
Exterran Holdings, Inc.	*	2,465	22,432
FMC Technologies, Inc.	*†	8,237	430,219
Gulfmark Offshore, Inc., Class A	*	1,000	42,010
Halliburton Co.		32,022	1,105,079
Helix Energy Solutions Group, Inc.	*	3,853	60,877
Helmerich & Payne, Inc.		3,926	229,121
Hercules Offshore, Inc.	*	5,226	23,203
Hornbeck Offshore Services, Inc.	*†	1,800	55,836
ION Geophysical Corp.	*	6,136	37,614
Key Energy Services, Inc.	*	7,257	112,266
Lufkin Industries, Inc.		2,000	134,620
Matrix Service Co.	*	468	4,418
McDermott International, Inc.	*	11,704	134,713
Mitcham Industries, Inc.	*	1,100	24,024
Nabors Industries Ltd. (Bermuda)	*	10,988	190,532
National Oilwell Varco, Inc.		16,517	1,122,991
Newpark Resources, Inc.	*	3,484	33,098

		Shares	Value

Oceaneering International, Inc.		4,464	$205,924
Oil States International, Inc.	*	2,026	154,726
OYO Geospace Corp.	*	550	42,532
Parker Drilling Co.	*	3,755	26,923
Patterson-UTI Energy, Inc.		6,712	134,106
PHI, Inc.	*	774	19,234
Pioneer Drilling Co.	*	2,700	26,136
Rowan Cos., Inc.	*	3,918	118,833
Schlumberger Ltd.		52,043	3,555,057
SEACOR Holdings, Inc.	*	713	63,428
Superior Energy Services, Inc.	*†	2,900	82,476
Tesco Corp.	*	3,185	40,258
Tetra Technologies, Inc.	*	2,352	21,968
Tidewater, Inc.		78	3,845
Unit Corp.	*	1,702	78,973

			10,085,371

Food & Staples Retailing—2.0%
Andersons, Inc. (The)		700	30,562
Arden Group, Inc., Class A	†	260	23,403
Casey’s General Stores, Inc.		1,608	82,828
Costco Wholesale Corp.		14,385	1,198,558
CVS Caremark Corp.		48,989	1,997,771
Kroger Co. (The)		19,202	465,072
Nash Finch Co.		674	19,735
Pantry, Inc. (The)	*	1,200	14,364
Rite Aid Corp.	*†	25,982	32,737
Ruddick Corp.		1,967	83,873
Safeway, Inc.		8,825	185,678
SUPERVALU, Inc.	†	8,154	66,210
Sysco Corp.		22,511	660,248
United Natural Foods, Inc.	*	1,912	76,499
Walgreen Co.		34,325	1,134,785
Wal-Mart Stores, Inc.		63,901	3,818,724
Weis Markets, Inc.	†	382	15,257
Whole Foods Market, Inc.		5,036	350,405
Winn-Dixie Stores, Inc.	*	3,309	31,038

			10,287,747

Food Products—1.8%
Archer-Daniels-Midland Co.		23,265	665,379
Bridgford Foods Corp.	*†	559	5,456
Bunge Ltd.		4,700	268,840
Campbell Soup Co.		5,629	187,108
Chiquita Brands International, Inc.	*	2,150	17,931
ConAgra Foods, Inc.		14,190	374,616
Corn Products International, Inc.		3,164	166,395
Darling International, Inc.	*	3,150	41,864
Dean Foods Co.	*	6,281	70,347
Farmer Bros. Co.	†	930	7,105
Flowers Foods, Inc.		6,210	117,866
Fresh Del Monte Produce, Inc.		567	14,181
General Mills, Inc.		21,313	861,258
Green Mountain Coffee Roasters, Inc.	*†	4,435	198,910
Griffin Land & Nurseries, Inc.	†	650	17,199
H.J. Heinz Co.		10,532	569,149
Hain Celestial Group, Inc. (The)	*	1,426	52,277
Hershey Co. (The)		6,664	411,702
Hormel Foods Corp.		6,390	187,163
Inventure Foods, Inc.	*	5,272	19,717
J&J Snack Foods Corp.		761	40,546
J.M. Smucker Co. (The)		4,592	358,957

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Kellogg Co.		8,673	$438,594
Kraft Foods, Inc., Class A		59,086	2,207,453
Lancaster Colony Corp.	†	1,389	96,313
McCormick & Co., Inc.		4,101	206,772
Mead Johnson Nutrition Co.		4,802	330,042
Ralcorp Holdings, Inc.	*	2,312	197,676
Sanderson Farms, Inc.	†	864	43,312
Sara Lee Corp.		22,459	424,924
Smithfield Foods, Inc.	*	4,682	113,679
Snyders-Lance, Inc.		1,370	30,825
Tootsie Roll Industries, Inc.	†	643	15,220
TreeHouse Foods, Inc.	*	1,256	82,117
Tyson Foods, Inc., Class A		10,231	211,168

			9,052,061

Gas Utilities—0.3%
AGL Resources, Inc.		3,698	156,278
Atmos Energy Corp.		2,732	91,112
Chesapeake Utilities Corp.		949	41,139
Delta Natural Gas Co., Inc.		380	13,053
Laclede Group, Inc. (The)		1,025	41,482
National Fuel Gas Co.		3,639	202,256
New Jersey Resources Corp.		1,681	82,705
Northwest Natural Gas Co.	†	1,183	56,701
ONEOK, Inc.		3,908	338,785
Piedmont Natural Gas Co., Inc.	†	2,740	93,105
Questar Corp.		7,412	147,202
South Jersey Industries, Inc.		2,014	114,415
Southwest Gas Corp.		1,252	53,198
UGI Corp.		2,720	79,968
WGL Holdings, Inc.		2,315	102,369

			1,613,768

Health Care Equipment & Supplies—1.7%
Abaxis, Inc.	*	749	20,725
ABIOMED, Inc.	*	886	16,364
Alere, Inc.	*	3,011	69,524
Align Technology, Inc.	*	2,449	58,103
Analogic Corp.		593	33,991
Baxter International, Inc.		19,308	955,360
Becton Dickinson and Co.		7,370	550,686
Biolase Technology, Inc.	*†	798	2,050
Boston Scientific Corp.	*	53,540	285,904
C.R. Bard, Inc.		3,904	333,792
CareFusion Corp.	*	6,833	173,627
Cerus Corp.	*	1,010	2,828
Conceptus, Inc.	*	1,047	13,234
CONMED Corp.	*	1,362	34,963
Cooper Cos., Inc. (The)		1,627	114,736
CryoLife, Inc.	*	937	4,498
Cyberonics, Inc.	*	956	32,026
DENTSPLY International, Inc.		5,668	198,323
Edwards Lifesciences Corp.	*	4,494	317,726
Gen-Probe, Inc.	*	1,849	109,313
Greatbatch, Inc.	*	942	20,818
Haemonetics Corp.	*	1,157	70,832
Hill-Rom Holdings, Inc.		1,576	53,095
Hologic, Inc.	*	9,792	171,458
ICU Medical, Inc.	*†	605	27,225
IDEXX Laboratories, Inc.	*	1,985	152,766
Integra LifeSciences Holdings Corp.	*	1,190	36,688
Intuitive Surgical, Inc.	*	1,260	583,393

		Shares	Value

Invacare Corp.		1,333	$20,382
Kensey Nash Corp.	*†	866	16,619
Masimo Corp.	*	1,500	28,027
Medtronic, Inc.		39,854	1,524,415
Meridian Bioscience, Inc.	†	1,158	21,817
Merit Medical Systems, Inc.	*	3,149	42,134
NuVasive, Inc.	*	990	12,464
OraSure Technologies, Inc.	*	1,687	15,369
Palomar Medical Technologies, Inc.	*	1,116	10,379
ResMed, Inc.	*†	6,068	154,127
RTI Biologics, Inc.	*	807	3,583
SonoSite, Inc.	*	1,012	54,506
Spectranetics Corp.	*	1,045	7,545
St. Jude Medical, Inc.		11,448	392,666
Staar Surgical Co.	*	848	8,895
STERIS Corp.		2,777	82,810
Stryker Corp.	†	10,105	502,320
SurModics, Inc.	*	675	9,895
Synovis Life Technologies, Inc.	*	346	9,629
Teleflex, Inc.		1,322	81,025
Theragenics Corp.	*	1,492	2,507
ThermoGenesis Corp.	*	1,079	766
Thoratec Corp.	*	2,306	77,389
Urologix, Inc.	*	1,050	1,134
Varian Medical Systems, Inc.	*	4,761	319,606
Volcano Corp.	*	1,970	46,866
West Pharmaceutical Services, Inc.		1,704	64,667
Wright Medical Group, Inc.	*	1,309	21,598
Young Innovations, Inc.		677	20,059
Zimmer Holdings, Inc.	*	6,941	370,788
Zoll Medical Corp.	*	850	53,703

			8,421,738

Health Care Providers & Services—2.2%
Aetna, Inc.		12,020	507,124
Alliance HealthCare Services, Inc.	*	1,429	1,801
Almost Family, Inc.	*	422	6,997
Amedisys, Inc.	*	1,698	18,525
AMERIGROUP Corp.	*	1,157	68,356
AmerisourceBergen Corp.		11,686	434,602
AMN Healthcare Services, Inc.	*	1,507	6,676
Amsurg Corp.	*	1,423	37,055
BioScrip, Inc.	*	1,095	5,979
Brookdale Senior Living, Inc.	*	2,200	38,258
Cardinal Health, Inc.		13,667	555,017
CardioNet, Inc.	*	1,151	2,728
Catalyst Health Solutions, Inc.	*	1,864	96,928
Centene Corp.	*	1,972	78,071
Chemed Corp.		1,162	59,506
Chindex International, Inc.	*	822	7,003
CIGNA Corp.		7,259	304,878
Community Health Systems, Inc.	*	4,282	74,721
Coventry Health Care, Inc.	*	5,198	157,863
Cross Country Healthcare, Inc.	*	1,339	7,431
DaVita, Inc.	*	3,507	265,866
Express Scripts, Inc.	*	19,149	855,769
Gentiva Health Services, Inc.	*	1,474	9,949
Hanger Orthopedic Group, Inc.	*	1,083	20,241
HCA Holdings, Inc.	*	3,319	73,118
Health Management Associates, Inc., Class A	*	9,953	73,354

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Health Net, Inc.	*	3,209	$97,618
Healthspring, Inc.	*	1,621	88,409
Healthways, Inc.	*	1,362	9,343
Henry Schein, Inc.	*†	3,652	235,298
HMS Holdings Corp.	*	4,230	135,275
Humana, Inc.		4,622	404,933
Kindred Healthcare, Inc.	*	2,148	25,282
Laboratory Corp. of America Holdings	*	4,321	371,476
Landauer, Inc.		598	30,797
LCA-Vision, Inc.	*	616	1,786
LifePoint Hospitals, Inc.	*	2,149	79,835
Lincare Holdings, Inc.		3,193	82,092
Magellan Health Services, Inc.	*	1,400	69,258
McKesson Corp.		9,930	773,646
Medco Health Solutions, Inc.	*	13,709	766,333
Mednax, Inc.	*	2,182	157,126
National Healthcare Corp.	†	431	18,059
National Research Corp.		1,250	48,512
Omnicare, Inc.		4,277	147,343
Owens & Minor, Inc.	†	2,434	67,641
Patterson Cos., Inc.		5,546	163,718
PDI, Inc.	*	703	4,534
PharMerica Corp.	*	1,365	20,721
PSS World Medical, Inc.	*	3,574	86,455
Psychemedics Corp.		302	2,748
Quest Diagnostics, Inc.		3,899	226,376
Sun Healthcare Group, Inc.	*†	694	2,693
Sunrise Senior Living, Inc.	*†	1,950	12,636
Tenet Healthcare Corp.	*	19,289	98,953
U.S. Physical Therapy, Inc.		1,300	25,584
UnitedHealth Group, Inc.		39,341	1,993,802
Universal American Corp.		1,812	23,031
Universal Health Services, Inc., Class B		2,466	95,829
VCA Antech, Inc.	*	3,442	67,980
WellCare Health Plans, Inc.	*	1,500	78,750
WellPoint, Inc.		12,343	817,724

			11,099,412

Health Care Technology—0.1%
Allscripts Healthcare Solutions, Inc.	*	4,515	85,514
Authentidate Holding Corp.	*	1,023	696
Cerner Corp.	*	6,088	372,890
Mediware Information Systems, Inc.	*	1,088	13,948
Omnicell, Inc.	*	783	12,935
Quality Systems, Inc.		1,536	56,817

			542,800

Hotels, Restaurants & Leisure—2.2%
Ameristar Casinos, Inc.		300	5,187
Bally Technologies, Inc.	*	1,971	77,973
Biglari Holdings, Inc.	*	63	23,199
Bob Evans Farms, Inc.		1,465	49,136
Boyd Gaming Corp.	*†	2,619	19,538
Brinker International, Inc.		5,167	138,269
Buffalo Wild Wings, Inc.	*†	867	58,531
Carnival Corp.		11,468	374,316
CEC Entertainment, Inc.		1,614	55,602
Cheesecake Factory, Inc. (The)	*	3,444	101,081
Chipotle Mexican Grill, Inc.	*	1,003	338,753

		Shares	Value

Choice Hotels International, Inc.	†	1,616	$61,489
Churchill Downs, Inc.		638	33,259
Cracker Barrel Old Country Store, Inc.	†	2,120	106,869
Darden Restaurants, Inc.		3,930	179,129
DineEquity, Inc.	*	1,079	45,545
Dover Downs Gaming & Entertainment, Inc.		1,710	3,659
Dover Motorsports, Inc.	*	1,645	1,711
Gaylord Entertainment Co.	*†	1,772	42,776
International Game Technology		7,153	123,032
International Speedway Corp., Class A		1,190	30,167
Interval Leisure Group, Inc.	*	1,886	25,669
Isle of Capri Casinos, Inc.	*	1,250	5,838
Jack in the Box, Inc.	*	2,874	60,067
Krispy Kreme Doughnuts, Inc.	*	2,573	16,827
Las Vegas Sands Corp.	*	16,217	692,952
Life Time Fitness, Inc.	*†	1,774	82,935
Marcus Corp.	†	1,505	18,978
Marriott International, Inc., Class A		10,755	313,723
Marriott Vacations Worldwide Corp.	*	1,075	18,447
McDonald’s Corp.		37,036	3,715,822
MGM Resorts International	*	8,952	93,369
Morgans Hotel Group Co.	*†	2,300	13,570
Morton’s Restaurant Group, Inc.	*	2,200	15,136
Multimedia Games Holding Co., Inc.	*	1,202	9,544
O’Charleys, Inc.	*	1,091	5,990
Orient-Express Hotels Ltd., Class A (Bermuda)	*	1,577	11,780
P.F. Chang’s China Bistro, Inc.	†	1,089	33,661
Panera Bread Co., Class A	*	1,250	176,813
Papa John’s International, Inc.	*	1,610	60,665
Peet’s Coffee & Tea, Inc.	*	637	39,927
Penn National Gaming, Inc.	*	2,586	98,449
Pinnacle Entertainment, Inc.	*	1,629	16,551
Red Robin Gourmet Burgers, Inc.	*	692	19,168
Royal Caribbean Cruises Ltd.		7,613	188,574
Ruby Tuesday, Inc.	*	2,816	19,430
Scientific Games Corp., Class A	*	2,517	24,415
Shuffle Master, Inc.	*	1,527	17,896
Sonic Corp.	*	3,730	25,103
Speedway Motorsports, Inc.		149	2,284
Starbucks Corp.		24,221	1,114,408
Starwood Hotels & Resorts Worldwide, Inc.		7,939	380,834
Texas Roadhouse, Inc.		3,070	45,743
Vail Resorts, Inc.	†	1,491	63,159
Wendy’s Co. (The)		25,109	134,584
WMS Industries, Inc.	*	564	11,573
Wyndham Worldwide Corp.		6,992	264,507
Wynn Resorts Ltd.		2,554	282,191
Yum! Brands, Inc.		14,951	882,259

			10,872,062

Household Durables—0.3%
American Greetings Corp., Class A		2,760	34,528
Bassett Furniture Industries, Inc.		1,139	8,531
Beazer Homes USA, Inc.	*†	34,087	84,536

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Blyth, Inc.		460	$26,128
D.R. Horton, Inc.		3,903	49,217
Ethan Allen Interiors, Inc.	†	1,551	36,774
Furniture Brands International, Inc.	*	2,341	2,879
Harman International Industries, Inc.		2,728	103,773
Helen of Troy Ltd. (Bermuda)	*	1,333	40,923
Hovnanian Enterprises, Inc., Class A	*†	15,517	22,500
Jarden Corp.		2,055	61,403
KB Home	†	3,248	21,827
Kid Brands, Inc.	*	1,156	3,653
La-Z-Boy, Inc.	*	2,404	28,608
Leggett & Platt, Inc.		2,928	67,461
Lennar Corp., Class A	†	5,675	111,514
M/I Homes, Inc.	*	610	5,856
MDC Holdings, Inc.		1,091	19,234
Meritage Homes Corp.	*	1,300	30,147
Mohawk Industries, Inc.	*	868	51,950
Newell Rubbermaid, Inc.		3,792	61,241
NVR, Inc.	*	112	76,832
PulteGroup, Inc.	*†	13,539	85,431
Ryland Group, Inc. (The)		1,852	29,188
Skyline Corp.	†	720	3,132
Standard Pacific Corp.	*†	2,568	8,166
Tempur-Pedic International, Inc.	*†	1,346	70,705
Toll Brothers, Inc.	*	4,132	84,375
Tupperware Brands Corp.		2,427	135,839
Universal Electronics, Inc.	*	639	10,780
Whirlpool Corp.		1,858	88,162

			1,465,293

Household Products—2.0%
Central Garden and Pet Co., Class A	*	1,230	10,234
Church & Dwight Co., Inc.		5,138	235,115
Clorox Co. (The)		4,503	299,720
Colgate-Palmolive Co.		16,371	1,512,517
Energizer Holdings, Inc.	*	1,856	143,803
Kimberly-Clark Corp.		13,185	969,888
Procter & Gamble Co. (The)		103,995	6,937,506
WD-40 Co.		949	38,349

			10,147,132

Independent Power Producers & Energy Traders—0.2%
AES Corp. (The)	*	26,935	318,910
Calpine Corp.	*	16,000	261,280
Constellation Energy Group, Inc.		7,434	294,907
Dynegy, Inc.	*	25,395	70,344
Genie Energy Ltd., Class B		1,600	12,688
GenOn Energy, Inc.	*	15,396	40,184
NRG Energy, Inc.	*	8,000	144,960
Tegal Corp.	*	62	208

			1,143,481

Industrial Conglomerates—2.0%
3M Co.		24,174	1,975,741
Carlisle Cos., Inc.		2,452	108,624
Danaher Corp.		16,656	783,498
General Electric Co.		395,685	7,086,718

		Shares	Value

Seaboard Corp.	*	18	$36,648
Standex International Corp.	†	724	24,739

			10,015,968

Insurance—3.5%
Aflac, Inc.		19,465	842,056
Alleghany Corp.	*†	157	44,791
Allied World Assurance Co. Holdings AG (Switzerland)		1,889	118,875
Allstate Corp. (The)		18,288	501,274
Alterra Capital Holdings Ltd. (Bermuda)		1,915	45,251
American Equity Investment Life Holding Co.	†	4,302	44,741
American Financial Group, Inc.		2,657	98,017
American International Group, Inc.	*	14,067	326,354
American National Insurance Co.		945	69,013
Aon Corp.		9,153	428,360
Arch Capital Group Ltd. (Bermuda)	*	4,284	159,493
Argo Group International Holdings Ltd. (Bermuda)		899	26,035
Arthur J. Gallagher & Co.		3,230	108,011
Aspen Insurance Holdings Ltd. (Bermuda)		3,512	93,068
Assurant, Inc.		1,358	55,759
Assured Guaranty Ltd. (Bermuda)		7,538	99,049
Axis Capital Holdings Ltd. (Bermuda)		5,691	181,884
Baldwin & Lyons, Inc., Class B		945	20,601
Berkshire Hathaway, Inc., Class B	*	68,409	5,219,607
Brown & Brown, Inc.		5,036	113,965
Chubb Corp. (The)		8,118	561,928
Cincinnati Financial Corp.		6,036	183,857
CNA Financial Corp.		1,422	38,038
CNO Financial Group, Inc.	*	6,600	41,646
Crawford & Co., Class B	†	1,891	11,649
Delphi Financial Group, Inc., Class A		1,945	86,163
EMC Insurance Group, Inc.		341	7,014
Employers Holdings, Inc.		2,770	50,109
Endurance Specialty Holdings Ltd. (Bermuda)		2,698	103,198
Erie Indemnity Co., Class A		1,023	79,958
Everest Re Group Ltd. (Bermuda)		2,468	207,534
FBL Financial Group, Inc., Class A		1,275	43,375
Fidelity National Financial, Inc., Class A		8,236	131,199
First American Financial Corp.		3,159	40,025
Genworth Financial, Inc., Class A	*	16,181	105,986
Greenlight Capital Re Ltd., Class A (Cayman Islands)	*†	1,797	42,535
Hanover Insurance Group, Inc. (The)		2,346	81,993
Harleysville Group, Inc.		1,351	76,426
Hartford Financial Services Group, Inc.		15,915	258,619
HCC Insurance Holdings, Inc.		3,999	109,972

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Hilltop Holdings, Inc.	*	1,180	$9,971
Horace Mann Educators Corp.		2,000	27,420
Independence Holding Co.	†	961	7,813
Infinity Property & Casualty Corp.		810	45,959
Kansas City Life Insurance Co.	†	902	29,604
Kemper Corp.		1,906	55,674
Lincoln National Corp.		10,899	211,659
Loews Corp.		6,027	226,917
Markel Corp.	*	152	63,030
Marsh & McLennan Cos., Inc.		15,676	495,675
MBIA, Inc.	*†	5,212	60,407
Mercury General Corp.		1,109	50,593
MetLife, Inc.		32,137	1,002,032
Montpelier Re Holdings Ltd. (Bermuda)		3,734	66,279
National Financial Partners Corp.	*	1,495	20,212
Navigators Group, Inc. (The)	*	938	44,724
Old Republic International Corp.		10,195	94,508
PartnerRe Ltd. (Bermuda)		2,300	147,683
Phoenix Cos., Inc. (The)	*†	4,217	7,085
Platinum Underwriters Holdings Ltd. (Bermuda)		2,734	93,257
Presidential Life Corp.		1,144	11,429
Principal Financial Group, Inc.		10,891	267,919
ProAssurance Corp.		1,647	131,464
Progressive Corp. (The)		18,475	360,447
Protective Life Corp.		3,130	70,613
Prudential Financial, Inc.		17,746	889,430
Reinsurance Group of America, Inc.		1,440	75,240
RenaissanceRe Holdings Ltd. (Bermuda)		2,900	215,673
RLI Corp.	†	1,164	84,809
Safety Insurance Group, Inc.		850	34,408
Selective Insurance Group, Inc.		2,122	37,623
StanCorp Financial Group, Inc.		2,460	90,405
State Auto Financial Corp.		488	6,632
Stewart Information Services Corp.	†	1,239	14,310
Torchmark Corp.		5,434	235,781
Tower Group, Inc.		1,736	35,015
Transatlantic Holdings, Inc.		1,167	63,870
Travelers Cos., Inc. (The)		12,194	721,519
United Fire & Casualty Co.		1,250	25,225
Unum Group		7,547	159,015
Validus Holdings Ltd. (Bermuda)		3,553	111,919
W.R. Berkley Corp.		2,501	86,009
White Mountains Insurance Group Ltd.		300	136,038

			17,482,723

Internet & Catalog Retail—0.7%
1-800-Flowers.com, Inc., Class A	*	793	1,745
Amazon.com, Inc.	*	13,403	2,320,059
dELiA*s, Inc.	*	925	944
Expedia, Inc.		3,588	104,124
Geeknet, Inc.	*	201	3,427
Hollywood Media Corp.	*	998	1,267
HSN, Inc.		1,886	68,386
Liberty Interactive Corp., Series A	*	16,418	266,218

		Shares	Value

Netflix, Inc.	*	1,859	$128,810
Overstock.com, Inc.	*	770	6,037
priceline.com, Inc.	*	1,548	724,015
TripAdvisor, Inc.	*†	3,588	90,453
Valuevision Media, Inc., Class A	*	1,741	3,273

			3,718,758

Internet Software & Services—1.8%
Akamai Technologies, Inc.	*	7,479	241,422
AOL, Inc.	*	3,989	60,234
Autobytel, Inc.	*	1,384	969
DealerTrack Holdings, Inc.	*†	1,800	49,068
Digital River, Inc.	*	1,627	24,438
Earthlink, Inc.		5,814	37,442
eBay, Inc.	*	40,546	1,229,760
Equinix, Inc.	*	1,323	134,152
Google, Inc., Class A	*	8,936	5,771,762
IAC/InterActiveCorp		4,715	200,859
InfoSpace, Inc.	*	1,323	14,540
Internap Network Services Corp.	*	1,297	7,704
j2 Global, Inc.	†	1,614	45,418
Keynote Systems, Inc.		1,400	28,756
LivePerson, Inc.	*	3,333	41,829
Looksmart Ltd.	*	500	645
Monster Worldwide, Inc.	*†	4,681	37,120
Move, Inc.	*	1,840	11,629
NIC, Inc.		2,450	32,609
Openwave Systems, Inc.	*	2,570	4,061
Rackspace Hosting, Inc.	*	985	42,365
RealNetworks, Inc.		1,461	10,957
Saba Software, Inc.	*†	1,576	12,435
Stamps.com, Inc.	*	1,050	27,436
support.com, Inc.	*	1,562	3,515
United Online, Inc.		2,509	13,649
ValueClick, Inc.	*	4,058	66,105
VeriSign, Inc.		8,080	288,618
Vertro, Inc.	*	198	204
Web.com Group, Inc.	*	308	3,527
WebMD Health Corp.	*	2,424	91,021
WebMediaBrands, Inc.	*	1,450	660
XO Group, Inc.	*	2,304	19,215
Yahoo! Inc.	*	43,481	701,349
Zix Corp.	*	1,015	2,862

			9,258,335

IT Services—3.3%
Acxiom Corp.	*	3,451	42,137
Alliance Data Systems Corp.	*†	1,955	203,007
Automatic Data Processing, Inc.		17,041	920,384
Broadridge Financial Solutions, Inc.		5,748	129,617
CACI International, Inc., Class A	*	1,198	66,992
Ciber, Inc.	*	2,444	9,434
Cognizant Technology Solutions Corp., Class A	*	11,127	715,577
Computer Sciences Corp.		3,563	84,443
Convergys Corp.	*	5,933	75,764
CoreLogic, Inc.	*	3,159	40,846
CSG Systems International, Inc.	*	2,153	31,671
DST Systems, Inc.		2,518	114,619
Edgewater Technology, Inc.	*	1,533	4,216
Euronet Worldwide, Inc.	*	1,056	19,515
Fidelity National Information Services, Inc.		9,512	252,924

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Fiserv, Inc.	*	5,260	$308,972
Forrester Research, Inc.	*	963	32,684
Gartner, Inc.	*	1,179	40,994
Global Payments, Inc.		3,238	153,416
Hackett Group, Inc. (The)	*	1,140	4,264
iGATE Corp.	*	1,397	21,975
International Business Machines Corp.		42,966	7,900,588
Jack Henry & Associates, Inc.		3,591	120,694
Lender Processing Services, Inc.		4,048	61,003
Lionbridge Technologies, Inc.	*	1,165	2,668
Management Network Group, Inc.	*	320	486
Mantech International Corp., Class A	†	1,217	38,019
Mastercard, Inc., Class A		3,819	1,423,800
MAXIMUS, Inc.		2,104	87,000
ModusLink Global Solutions, Inc.		1,007	5,438
MoneyGram International, Inc.	*	468	8,307
NeuStar, Inc., Class A	*	3,140	107,294
Online Resources Corp.	*	700	1,694
Paychex, Inc.		9,849	296,553
Pfsweb, Inc.	*	1,209	3,978
SAIC, Inc.	*	8,529	104,821
Sapient Corp.		4,150	52,290
StarTek, Inc.	*	994	1,908
Syntel, Inc.		1,554	72,681
TeleTech Holdings, Inc.	*	2,738	44,356
Teradata Corp.	*	6,451	312,938
Total System Services, Inc.		6,935	135,649
Unisys Corp.	*	1,371	27,022
VeriFone Systems, Inc.	*	3,103	110,219
Visa, Inc., Class A		18,001	1,827,642
Western Union Co. (The)		25,245	460,974
Wright Express Corp.	*	1,750	94,990

			16,576,463

Leisure Equipment & Products—0.2%
Arctic Cat, Inc.	*	1,857	41,875
Brunswick Corp.		3,797	68,574
Callaway Golf Co.	†	2,881	15,932
Eastman Kodak Co.	*†	11,893	7,725
Hasbro, Inc.		2,107	67,192
Jakks Pacific, Inc.		925	13,052
Leapfrog Enterprises, Inc.	*	1,261	7,049
Mattel, Inc.		8,487	235,599
Nautilus, Inc.	*	1,359	2,378
Polaris Industries, Inc.		3,716	208,022
Steinway Musical Instruments, Inc.	*	683	17,102
Sturm Ruger & Co., Inc.		3,296	110,284

			794,784

Life Sciences Tools & Services—0.5%
Affymetrix, Inc.	*	2,525	10,327
Agilent Technologies, Inc.	*	10,372	362,294
Albany Molecular Research, Inc.	*	1,371	4,017
Bio-Rad Laboratories, Inc., Class A	*	623	59,833
Bruker Corp.	*	1,667	20,704
Cambrex Corp.	*	1,258	9,032
Charles River Laboratories International, Inc.	*	2,755	75,294

		Shares	Value

Covance, Inc.	*	2,839	$129,799
Enzo Biochem, Inc.	*†	1,353	3,031
eResearchTechnology, Inc.	*	2,056	9,643
Furiex Pharmaceuticals, Inc.	*	394	6,584
Illumina, Inc.	*	4,535	138,227
Life Technologies Corp.	*	7,474	290,813
Luminex Corp.	*	1,070	22,716
Mettler-Toledo International, Inc.	*†	913	134,859
PAREXEL International Corp.	*	2,306	47,827
PerkinElmer, Inc.		5,266	105,320
Sequenom, Inc.	*†	19,756	87,914
Techne Corp.		1,736	118,499
Thermo Fisher Scientific, Inc.	*	14,773	664,342
Waters Corp.	*	3,878	287,166

			2,588,241

Machinery—2.2%
Actuant Corp., Class A		2,022	45,879
AGCO Corp.	*†	3,068	131,832
Albany International Corp., Class A		1,437	33,223
American Railcar Industries, Inc.	*	1,200	28,716
Ampco-Pittsburgh Corp.		613	11,855
Astec Industries, Inc.	*	821	26,444
Barnes Group, Inc.		2,018	48,654
Blount International, Inc.	*	1,532	22,245
Briggs & Stratton Corp.		1,822	28,223
Caterpillar, Inc.		21,496	1,947,538
Chart Industries, Inc.	*	1,070	57,855
CIRCOR International, Inc.		711	25,105
CLARCOR, Inc.		2,354	117,677
Crane Co.		2,467	115,234
Cummins, Inc.		5,514	485,342
Deere & Co.		15,887	1,228,859
Donaldson Co., Inc.		2,029	138,134
Dover Corp.		5,761	334,426
Eaton Corp.		11,582	504,164
EnPro Industries, Inc.	*†	981	32,353
ESCO Technologies, Inc.		1,222	35,169
Federal Signal Corp.	*	2,159	8,960
Flow International Corp.	*	2,200	7,700
Flowserve Corp.		2,375	235,885
FreightCar America, Inc.	*	900	18,855
Gardner Denver, Inc.		1,836	141,482
Graco, Inc.		2,883	117,886
Harsco Corp.		3,646	75,035
Hurco Cos., Inc.	*	300	6,300
IDEX Corp.		3,304	122,611
Illinois Tool Works, Inc.		16,815	785,429
ITT Corp.		2,488	48,093
John Bean Technologies Corp.		1,164	17,891
Joy Global, Inc.		4,237	317,648
Kadant, Inc.	*	721	16,302
Kaydon Corp.		1,422	43,371
Kennametal, Inc.		3,196	116,718
Lincoln Electric Holdings, Inc.		3,754	146,857
Lindsay Corp.		808	44,351
Manitowoc Co., Inc. (The)		5,044	46,354
Meritor, Inc.	*	2,791	14,848
Middleby Corp.	*	984	92,535
Mueller Industries, Inc.		1,592	61,165
Mueller Water Products, Inc., Class A	†	3,000	7,320

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
NACCO Industries, Inc., Class A		309	$27,569
Navistar International Corp.	*	2,436	92,276
Nordson Corp.		3,044	125,352
Oshkosh Corp.	*	2,868	61,318
PACCAR, Inc.		14,853	556,542
Pall Corp.		3,831	218,942
Parker Hannifin Corp.		5,068	386,435
Pentair, Inc.		3,618	120,443
Robbins & Myers, Inc.		2,604	126,424
Sauer-Danfoss, Inc.	*	1,531	55,438
Snap-On, Inc.		2,419	122,450
SPX Corp.		2,157	130,002
Stanley Black & Decker, Inc.		3,191	215,712
Tecumseh Products Co., Class A	*†	712	3,346
Tennant Co.	†	1,280	49,754
Terex Corp.	*	4,124	55,715
Timken Co.		3,702	143,304
Titan International, Inc.		1,356	26,388
Toro Co. (The)		1,020	61,873
Trinity Industries, Inc.		3,051	91,713
Valmont Industries, Inc.		1,162	105,498
Wabash National Corp.	*	6,441	50,497
WABCO Holdings, Inc.	*	2,354	102,164
Wabtec Corp.		1,737	121,503
Watts Water Technologies, Inc., Class A		1,225	41,907
Woodward, Inc.		2,448	100,197
Xylem, Inc.		4,977	127,859

			11,213,144

Marine—0.0%
Alexander & Baldwin, Inc.		1,466	59,842
Eagle Bulk Shipping, Inc.	*†	3,648	3,437
Excel Maritime Carriers Ltd. (Greece)	*†	2,810	4,074
Genco Shipping & Trading Ltd.	*†	2,042	13,804
Kirby Corp.	*	2,358	155,251

			236,408

Media—2.6%
A.H. Belo Corp., Class A		944	4,484
AMC Networks, Inc., Class A	*	2,261	84,968
Arbitron, Inc.		1,298	44,664
Belo Corp., Class A		4,721	29,742
Cablevision Systems Corp., Class A		9,044	128,606
CBS Corp., Class B		23,133	627,830
Clear Channel Outdoor Holdings, Inc., Class A	*	2,500	31,375
Comcast Corp., Class A		71,429	1,693,582
Crown Media Holdings, Inc., Class A	*†	5,899	7,138
Cumulus Media, Inc., Class A	*	2,174	7,261
DIRECTV, Class A	*	23,720	1,014,267
Discovery Communications, Inc., Class A	*	5,451	223,328
DISH Network Corp., Class A		4,775	135,992
DreamWorks Animation SKG, Inc., Class A	*†	1,300	21,574
E.W. Scripps Co., (The), Class A	*	1,204	9,644
Emmis Communications Corp., Class A	*	1,175	775

		Shares	Value

Entercom Communications Corp., Class A	*	2,183	$13,425
Entravision Communications Corp., Class A		2,852	4,449
Gannett Co., Inc.		7,301	97,614
Gray Television, Inc.	*	1,838	2,978
Harris Interactive, Inc.	*	2,730	1,527
Harte-Hanks, Inc.		3,119	28,352
Interpublic Group of Cos., Inc. (The)		17,203	167,385
John Wiley & Sons, Inc., Class A		2,491	110,600
Journal Communications, Inc., Class A	*	3,900	17,160
Lamar Advertising Co., Class A	*	3,479	95,673
Liberty Global, Inc., Series A	*	4,456	182,830
Liberty Media Corp.—Liberty Capital, Class A	*	4,301	335,693
LIN TV Corp., Class A	*	1,419	6,002
Live Nation Entertainment, Inc.	*	5,485	45,580
LodgeNet Interactive Corp.	*	1,250	2,988
Madison Square Garden Co. (The), Class A	*	2,261	64,755
McClatchy Co. (The), Class A	*†	2,444	5,841
McGraw-Hill Cos., Inc. (The)		9,601	431,757
Media General, Inc., Class A	*†	952	3,875
Meredith Corp.	†	2,083	68,010
National CineMedia, Inc.	†	2,226	27,602
New Frontier Media, Inc.	*	3,808	3,960
New York Times Co. (The), Class A	*†	5,682	43,922
News Corp., Class A		55,516	990,405
Omnicom Group, Inc.		9,924	442,412
Radio Unica Communications Corp.	*‡d	1,900	—
Regal Entertainment Group, Class A	†	2,743	32,751
Salem Communications Corp., Class A	*	850	2,185
Scholastic Corp.	†	1,845	55,295
Scripps Networks Interactive, Inc., Class A	†	3,612	153,221
Sinclair Broadcast Group, Inc., Class A		2,049	23,215
Sirius XM Radio, Inc.	*†	169,893	309,205
Time Warner Cable, Inc.		10,238	650,830
Time Warner, Inc.		34,296	1,239,457
Valassis Communications, Inc.	*	2,236	42,998
Value Line, Inc.	†	573	5,890
Viacom, Inc., Class B		19,730	895,939
Virgin Media, Inc.	†	10,479	224,041
Walt Disney Co. (The)		61,815	2,318,063
Washington Post Co. (The), Class B	†	258	97,217
World Wrestling Entertainment, Inc., Class A	†	1,030	9,600

			13,319,932

Metals & Mining—1.1%
AK Steel Holding Corp.		5,009	41,374
Alcoa, Inc.		44,044	380,981
Allegheny Technologies, Inc.		3,760	179,728

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
AMCOL International Corp.		1,186	$31,844
Carpenter Technology Corp.		1,882	96,885
Century Aluminum Co.	*	865	7,361
Cliffs Natural Resources, Inc.		4,448	277,333
Coeur d’Alene Mines Corp.	*	7,315	176,584
Commercial Metals Co.		4,080	56,426
Compass Minerals International, Inc.		1,915	131,848
Freeport-McMoRan Copper & Gold, Inc.		38,302	1,409,131
Hecla Mining Co.		20,609	107,785
Materion Corp.	*	1,122	27,242
Molycorp, Inc.	*†	1,566	37,553
Newmont Mining Corp.		16,854	1,011,409
Nucor Corp.		10,963	433,806
Reliance Steel & Aluminum Co.		2,966	144,415
Royal Gold, Inc.	†	1,153	77,747
RTI International Metals, Inc.	*	1,363	31,635
Schnitzer Steel Industries, Inc., Class A		693	29,300
Southern Copper Corp.		8,700	262,566
Steel Dynamics, Inc.		8,080	106,252
Stillwater Mining Co.	*	3,727	38,984
Titanium Metals Corp.		5,344	80,053
United States Steel Corp.	†	5,607	148,361
Walter Energy, Inc.		1,840	111,430
Worthington Industries, Inc.		3,575	58,559

			5,496,592

Multiline Retail—0.7%
99 Cents Only Stores	*	3,207	70,394
Big Lots, Inc.	*	1,874	70,762
Dillard’s, Inc., Class A	†	1,535	68,891
Dollar Tree, Inc.	*	4,178	347,234
Family Dollar Stores, Inc.		3,743	215,821
Fred’s, Inc., Class A	†	1,781	25,967
J.C. Penney Co., Inc.	†	7,928	278,669
Kohl’s Corp.		8,292	409,210
Macy’s, Inc.		14,423	464,132
Nordstrom, Inc.		6,901	343,049
Saks, Inc.	*†	5,811	56,657
Sears Holdings Corp.	*†	3,097	98,423
Target Corp.		23,232	1,189,943
Tuesday Morning Corp.	*	1,816	6,265

			3,645,417

Multi-Utilities—1.4%
Alliant Energy Corp.		4,491	198,098
Ameren Corp.		8,429	279,253
Avista Corp.		1,759	45,294
Black Hills Corp.		2,041	68,537
CenterPoint Energy, Inc.		12,705	255,243
CH Energy Group, Inc.		694	40,516
CMS Energy Corp.		15,613	344,735
Consolidated Edison, Inc.		9,508	589,781
Dominion Resources, Inc.		18,948	1,005,760
DTE Energy Co.		5,654	307,860
Integrys Energy Group, Inc.		5,523	299,236
MDU Resources Group, Inc.		7,657	164,319
NiSource, Inc.		10,893	259,362
NorthWestern Corp.		1,449	51,860
NSTAR		4,374	205,403
OGE Energy Corp.		3,358	190,432

		Shares	Value

PG&E Corp.		13,909	$573,329
Public Service Enterprise Group, Inc.		19,188	633,396
SCANA Corp.		4,791	215,883
Sempra Energy		6,698	368,390
TECO Energy, Inc.		7,797	149,235
Vectren Corp.		3,706	112,032
Wisconsin Energy Corp.		9,128	319,115
Xcel Energy, Inc.		16,552	457,497

			7,134,566

Office Electronics—0.1%
Xerox Corp.		37,010	294,599
Zebra Technologies Corp., Class A	*	2,988	106,911

			401,510

Oil, Gas & Consumable Fuels—9.5%
Adams Resources & Energy, Inc.		1,462	42,369
Alpha Natural Resources, Inc.	*	8,351	170,611
Anadarko Petroleum Corp.		17,995	1,373,558
Apache Corp.		13,575	1,229,623
Apco Oil and Gas International, Inc.	†	1,181	96,511
Arch Coal, Inc.		7,214	104,675
ATP Oil & Gas Corp.	*†	685	5,042
Berry Petroleum Co., Class A	†	2,902	121,942
Blue Dolphin Energy Co.	*†	521	2,183
BP Prudhoe Bay Royalty Trust		1,105	125,926
BPZ Resources, Inc.	*†	4,003	11,369
Cabot Oil & Gas Corp.		3,075	233,392
Callon Petroleum Co.	*	779	3,872
Carrizo Oil & Gas, Inc.	*	1,800	47,430
Chesapeake Energy Corp.		24,112	537,456
Chevron Corp.		71,520	7,609,728
Cimarex Energy Co.		2,681	165,954
Clayton Williams Energy, Inc.	*	550	41,734
Comstock Resources, Inc.	*†	1,735	26,545
Concho Resources, Inc.	*	3,943	369,656
ConocoPhillips		53,110	3,870,126
CONSOL Energy, Inc.		7,662	281,195
Contango Oil & Gas Co.	*	902	52,478
Continental Resources, Inc.	*†	2,992	199,596
Cross Timbers Royalty Trust		575	28,100
Crosstex Energy, Inc.		2,100	26,544
CVR Energy, Inc.	*	2,907	54,448
Denbury Resources, Inc.	*	16,015	241,826
Devon Energy Corp.		14,461	896,582
DHT Holdings, Inc. (Jersey, Channel Islands)	†	4,173	3,088
El Paso Corp.		25,233	670,441
Energen Corp.		2,644	132,200
EOG Resources, Inc.		7,506	739,416
EQT Corp.		5,288	289,730
EXCO Resources, Inc.		8,720	91,124
Exxon Mobil Corp.		184,167	15,609,995
Forest Oil Corp.	*	3,820	51,761
FX Energy, Inc.	*	3,496	16,781
GMX Resources, Inc.	*†	1,297	1,621
Goodrich Petroleum Corp.	*†	1,566	21,501
Hess Corp.		10,275	583,620
HollyFrontier Corp.		5,470	127,998
Hugoton Royalty Trust		1,669	31,477

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
James River Coal Co.	*†	1,500	$10,380
Kinder Morgan, Inc.	†	20,480	658,842
Kodiak Oil & Gas Corp.	*†	5,207	49,466
Marathon Oil Corp.		25,577	748,639
Marathon Petroleum Corp.		12,788	425,713
McMoRan Exploration Co.	*†	2,961	43,083
Murphy Oil Corp.		5,804	323,515
Newfield Exploration Co.	*	3,712	140,054
Noble Energy, Inc.		4,966	468,741
Occidental Petroleum Corp.		30,246	2,834,050
Overseas Shipholding Group, Inc.	†	1,587	17,346
Patriot Coal Corp.	*	2,992	25,342
Peabody Energy Corp.		10,624	351,761
Penn Virginia Corp.		1,433	7,581
Petroleum Development Corp.	*	1,250	43,887
Petroquest Energy, Inc.	*†	3,346	22,084
Pioneer Natural Resources Co.		5,081	454,648
Plains Exploration & Production Co.	*	5,227	191,935
QEP Resources, Inc.		7,412	217,172
Quicksilver Resources, Inc.	*†	3,960	26,572
Range Resources Corp.		5,516	341,661
Rentech, Inc.	*	49,300	64,583
Rosetta Resources, Inc.	*	3,400	147,900
SandRidge Energy, Inc.	*	8,962	73,130
Ship Finance International Ltd. (Bermuda)	†	3,352	31,308
SM Energy Co.		2,262	165,352
Southern Union Co.		3,367	141,784
Southwestern Energy Co.	*	12,344	394,267
Spectra Energy Corp.		23,691	728,498
Stone Energy Corp.	*	1,208	31,867
Sunoco, Inc.		2,777	113,913
Swift Energy Co.	*	1,142	33,940
Syntroleum Corp.	*	1,246	1,196
Teekay Corp. (Canada)	†	1,691	45,200
Tesoro Corp.	*	6,846	159,923
Ultra Petroleum Corp.	*	7,839	232,270
USEC, Inc.	*	7,347	8,376
Vaalco Energy, Inc.	*	3,800	22,952
Valero Energy Corp.		22,004	463,184
Verenium Corp.	*†	149	325
Warren Resources, Inc.	*	3,600	11,736
Western Refining, Inc.	*	2,500	33,225
Whiting Petroleum Corp.	*	2,484	115,978
Williams Cos., Inc. (The)		24,207	799,315
World Fuel Services Corp.		1,920	80,602

			47,644,520

Paper & Forest Products—0.2%
Buckeye Technologies, Inc.		1,251	41,833
Clearwater Paper Corp.	*	924	32,904
Deltic Timber Corp.		724	43,722
Domtar Corp. (Canada)		1,388	110,984
International Paper Co.		14,370	425,352
Louisiana-Pacific Corp.	*	4,396	35,476
MeadWestvaco Corp.		2,983	89,341
Neenah Paper, Inc.		652	14,553
P.H. Glatfelter Co.		1,740	24,569
Schweitzer-Mauduit International, Inc.		724	48,117

		Shares	Value

Wausau Paper Corp.	†	1,903	$15,719

			882,570

Personal Products—0.2%
Avon Products, Inc.		14,351	250,712
Elizabeth Arden, Inc.	*	1,017	37,670
Estee Lauder Cos., Inc. (The), Class A		3,747	420,863
Herbalife Ltd. (Cayman Islands)		1,696	87,632
Medifast, Inc.	*†	734	10,071
Nu Skin Enterprises, Inc., Class A		3,018	146,584
USANA Health Sciences, Inc.	*†	593	18,009

			971,541

Pharmaceuticals—5.4%
Abbott Laboratories		59,451	3,342,930
Allergan, Inc.		11,119	975,581
AVANIR Pharmaceuticals, Inc., Class A	*†	30,376	62,271
Bristol-Myers Squibb Co.		62,456	2,200,949
Columbia Laboratories, Inc.	*†	1,819	4,547
Durect Corp.	*	1,900	2,242
Eli Lilly & Co.		35,287	1,466,528
Emisphere Technologies, Inc.	*	772	166
Endo Pharmaceuticals Holdings, Inc.	*	4,151	143,334
Forest Laboratories, Inc.	*	9,208	278,634
Heska Corp.	*	446	3,256
Hi-Tech Pharmacal Co., Inc.	*	862	33,523
Hospira, Inc.	*	5,415	164,454
Johnson & Johnson		97,345	6,383,885
KV Pharmaceutical Co., Class A	*†	2,179	3,051
Medicines Co. (The)	*	2,018	37,616
Medicis Pharmaceutical Corp., Class A		2,564	85,253
Merck & Co., Inc.		105,830	3,989,791
Mylan, Inc.	*	10,972	235,459
Nektar Therapeutics	*†	2,368	13,249
Optimer Pharmaceuticals, Inc.	*†	2,592	31,726
Pain Therapeutics, Inc.	*	1,318	5,008
Par Pharmaceutical Cos., Inc.	*	1,362	44,578
Perrigo Co.		3,119	303,479
Pfizer, Inc.		300,587	6,504,703
Pozen, Inc.	*	1,014	4,005
Questcor Pharmaceuticals, Inc.	*	4,217	175,343
Salix Pharmaceuticals Ltd.	*	2,346	112,256
Viropharma, Inc.	*	4,061	111,231
Vivus, Inc.	*†	1,630	15,892
Watson Pharmaceuticals, Inc.	*	4,630	279,374
XenoPort, Inc.	*	1,939	7,388

			27,021,702

Professional Services—0.3%
Advisory Board Co. (The)	*	950	70,500
Barrett Business Services, Inc.		2,203	43,972
CDI Corp.		1,131	15,619
Corporate Executive Board Co. (The)		1,507	57,417
CoStar Group, Inc.	*†	770	51,382
CRA International, Inc.	*	986	19,562
Dun & Bradstreet Corp. (The)		1,546	115,687
Equifax, Inc.		2,521	97,664
FTI Consulting, Inc.	*†	1,735	73,599

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Heidrick & Struggles International, Inc.	†	865	$18,632
Huron Consulting Group, Inc.	*	988	38,275
IHS, Inc., Class A	*	1,414	121,830
Insperity, Inc.	†	1,143	28,975
Kelly Services, Inc., Class A		1,173	16,047
Kforce, Inc.	*†	297	3,662
Korn/Ferry International	*	1,624	27,705
Manpower, Inc.		3,593	128,450
Mastech Holdings, Inc.	*	93	347
Navigant Consulting, Inc.	*	2,313	26,391
On Assignment, Inc.	*	1,243	13,897
RCM Technologies, Inc.	*	1,593	8,252
Resources Connection, Inc.		2,060	21,815
Robert Half International, Inc.		3,922	111,620
Towers Watson & Co., Class A		1,600	95,888
TrueBlue, Inc.	*	2,485	34,492
Verisk Analytics, Inc., Class A	*	4,073	163,449

			1,405,129

Real Estate Investment Trusts (REITs)—3.1%
Acadia Realty Trust REIT		1,368	27,552
Agree Realty Corp. REIT		814	19,845
Alexander’s, Inc. REIT		78	28,862
Alexandria Real Estate Equities, Inc. REIT	†	1,245	85,868
American Campus Communities, Inc. REIT		5,751	241,312
American Capital Agency Corp. REIT		3,150	88,452
Annaly Capital Management, Inc. REIT		30,573	487,945
Anworth Mortgage Asset Corp. REIT		18,790	118,001
Apartment Investment & Management Co., Class A REIT		5,659	129,648
Ashford Hospitality Trust, Inc. REIT		4,200	33,600
AvalonBay Communities, Inc. REIT		3,314	432,808
BioMed Realty Trust, Inc. REIT		6,210	112,277
Boston Properties, Inc. REIT		5,737	571,405
Brandywine Realty Trust REIT		6,105	57,998
BRE Properties, Inc. REIT		2,433	122,818
BRT Realty Trust REIT	*	421	2,669
Camden Property Trust REIT		2,058	128,090
Capital Trust, Inc., Class A REIT	*	523	1,177
Capstead Mortgage Corp. REIT		2,400	29,856
CBL & Associates Properties, Inc. REIT		10,788	169,372
Cedar Realty Trust, Inc. REIT		583	2,513
Chimera Investment Corp. REIT		42,645	107,039
Colonial Properties Trust REIT	†	1,962	40,927
CommonWealth REIT REIT		2,285	38,022
Corporate Office Properties Trust REIT		1,904	40,479
Cousins Properties, Inc. REIT		2,489	15,954
CubeSmart REIT	†	8,821	93,855
DCT Industrial Trust, Inc. REIT		6,576	33,669
DDR Corp. REIT		5,227	63,613
DiamondRock Hospitality Co. REIT		4,047	39,013

		Shares	Value

Digital Realty Trust, Inc. REIT	†	5,681	$378,752
Douglas Emmett, Inc. REIT		4,212	76,827
Duke Realty Corp. REIT		5,609	67,588
DuPont Fabros Technology, Inc. REIT	†	4,666	113,011
EastGroup Properties, Inc. REIT		1,538	66,872
Entertainment Properties Trust REIT		2,733	119,459
Equity Lifestyle Properties, Inc. REIT		1,140	76,027
Equity One, Inc. REIT		2,619	44,471
Equity Residential REIT		11,387	649,401
Essex Property Trust, Inc. REIT		807	113,392
Extra Space Storage, Inc. REIT		3,500	84,805
Federal Realty Investment Trust REIT		2,295	208,271
FelCor Lodging Trust, Inc. REIT	*	19,456	59,341
First Industrial Realty Trust, Inc. REIT	*	6,729	68,838
First Potomac Realty Trust REIT		1,628	21,245
Franklin Street Properties Corp. REIT	†	2,200	21,890
General Growth Properties, Inc. REIT		15,452	232,089
Getty Realty Corp. REIT	†	1,747	24,371
Glimcher Realty Trust REIT		17,270	158,884
Gramercy Capital Corp. REIT	*	2,182	5,455
Hatteras Financial Corp. REIT		1,935	51,026
HCP, Inc. REIT		13,391	554,789
Health Care REIT, Inc. REIT		4,494	245,058
Healthcare Realty Trust, Inc. REIT		1,881	34,968
Highwoods Properties, Inc. REIT	†	2,393	71,000
Home Properties, Inc. REIT		1,390	80,022
Hospitality Properties Trust REIT		2,923	67,171
Host Hotels & Resorts, Inc. REIT		21,796	321,927
Inland Real Estate Corp. REIT		2,302	17,518
Investors Real Estate Trust REIT	†	2,989	21,805
iStar Financial, Inc. REIT	*†	4,331	22,911
Kilroy Realty Corp. REIT		1,316	50,100
Kimco Realty Corp. REIT		15,341	249,138
Kite Realty Group Trust REIT		2,654	11,970
LaSalle Hotel Properties REIT		1,561	37,792
Lexington Realty Trust REIT	†	9,308	69,717
Liberty Property Trust REIT		3,372	104,127
LTC Properties, Inc. REIT		2,385	73,601
Macerich Co. (The) REIT		5,275	266,915
Mack-Cali Realty Corp. REIT		2,488	66,405
Medical Properties Trust, Inc. REIT		11,530	113,801
MFA Financial, Inc. REIT		10,801	72,583
Mid-America Apartment Communities, Inc. REIT		1,240	77,562
Mission West Properties, Inc. REIT		1,417	12,781
Monmouth Real Estate Investment Corp., Class A REIT		3,275	29,966
MPG Office Trust, Inc. REIT	*†	1,199	2,386
National Health Investors, Inc. REIT		979	43,056

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
National Retail Properties, Inc. REIT		2,356	$62,151
Newcastle Investment Corp. REIT		754	3,506
NorthStar Realty Finance Corp. REIT	†	4,388	20,931
Omega Healthcare Investors, Inc. REIT		4,100	79,335
Parkway Properties, Inc. REIT	†	986	9,722
Pennsylvania Real Estate Investment Trust REIT		1,510	15,764
Plum Creek Timber Co., Inc. REIT		7,429	271,604
PMC Commercial Trust REIT		865	6,046
Post Properties, Inc. REIT		2,078	90,850
Potlatch Corp. REIT		1,618	50,336
ProLogis, Inc. REIT		16,023	458,098
PS Business Parks, Inc. REIT		599	33,203
Public Storage REIT		6,057	814,424
RAIT Financial Trust REIT	†	7,882	37,440
Ramco-Gershenson Properties Trust REIT		1,275	12,533
Rayonier, Inc. REIT		5,004	223,329
Realty Income Corp. REIT	†	4,138	144,664
Redwood Trust, Inc. REIT		1,008	10,261
Regency Centers Corp. REIT		2,745	103,267
Sabra Healthcare REIT, Inc. REIT		694	8,390
Saul Centers, Inc. REIT		987	34,960
Senior Housing Properties Trust REIT		3,680	82,579
Simon Property Group, Inc. REIT		11,699	1,508,469
SL Green Realty Corp. REIT		3,603	240,104
Sovran Self Storage, Inc. REIT		1,269	54,148
Strategic Hotels & Resorts, Inc. REIT	*	22,977	123,386
Sun Communities, Inc. REIT	†	1,061	38,758
Sunstone Hotel Investors, Inc. REIT	*	2,559	20,856
Tanger Factory Outlet Centers, Inc. REIT		2,442	71,599
Taubman Centers, Inc. REIT		2,083	129,354
UDR, Inc. REIT		6,077	152,533
Universal Health Realty Income Trust REIT	†	1,333	51,987
Ventas, Inc. REIT		12,494	688,794
Vornado Realty Trust REIT		7,702	591,976
Washington Real Estate Investment Trust REIT		1,834	50,160
Weingarten Realty Investors REIT		3,474	75,803
Weyerhaeuser Co. REIT		16,471	307,514

			15,404,557

Real Estate Management & Development—0.1%
Altisource Portfolio Solutions SA (Luxembourg)	*	1,119	56,151
Brookfield Office Properties, Inc.		15,325	239,683
CBRE Group, Inc.	*	6,900	105,018
Forest City Enterprises, Inc., Class A	*	9,240	109,217
Forestar Group, Inc.	*	1,502	22,725
Grubb & Ellis Co.	*	652	84
Jones Lang LaSalle, Inc.		1,311	80,312

		Shares	Value

St. Joe Co. (The)	*†	3,582	$52,512
Tejon Ranch Co.	*	858	21,004

			686,706

Road & Rail—0.9%
Amerco, Inc.	†	805	71,162
Arkansas Best Corp.		903	17,401
Avis Budget Group, Inc.	*	4,424	47,425
Con-way, Inc.		2,160	62,986
CSX Corp.		35,751	752,916
Dollar Thrifty Automotive Group, Inc.	*	1,057	74,265
Genesee & Wyoming, Inc., Class A	*	1,576	95,474
Heartland Express, Inc.	†	4,220	60,304
J.B. Hunt Transport Services, Inc.		1,317	59,357
Kansas City Southern	*	4,745	322,707
Knight Transportation, Inc.		3,879	60,668
Landstar System, Inc.		2,256	108,108
Norfolk Southern Corp.		12,299	896,105
Old Dominion Freight Line, Inc.	*	2,674	108,377
PAM Transportation Services, Inc.	*	338	3,211
Ryder System, Inc.		707	37,570
Saia, Inc.	*	1,662	20,742
Union Pacific Corp.		15,516	1,643,765
Werner Enterprises, Inc.	†	2,915	70,251

			4,512,794

Semiconductors & Semiconductor Equipment—2.4%
Advanced Energy Industries, Inc.	*	1,428	15,322
Advanced Micro Devices, Inc.	*	21,447	115,814
Aetrium, Inc.	*	614	448
Altera Corp.		9,504	352,598
Amkor Technology, Inc.	*†	7,211	31,440
Anadigics, Inc.	*†	957	2,096
Analog Devices, Inc.		7,450	266,561
Applied Materials, Inc.		43,119	461,805
Applied Micro Circuits Corp.	*	3,186	21,410
Atmel Corp.	*	18,733	151,737
ATMI, Inc.	*	1,559	31,227
Axcelis Technologies, Inc.	*†	4,095	5,446
AXT, Inc.	*	946	3,945
Broadcom Corp., Class A	*	18,226	535,115
Brooks Automation, Inc.		3,103	31,868
Cabot Microelectronics Corp.	*	1,049	49,565
Ceva, Inc.	*	692	20,940
Cirrus Logic, Inc.	*	2,946	46,694
Cohu, Inc.		859	9,750
Cree, Inc.	*†	3,097	68,258
Cymer, Inc.	*	1,498	74,541
Cypress Semiconductor Corp.	*	4,876	82,356
Diodes, Inc.	*	2,400	51,120
DSP Group, Inc.	*	1,194	6,221
Energy Conversion Devices, Inc.	*†	781	158
Entegris, Inc.	*	5,738	50,064
Exar Corp.	*†	1,758	11,427
Fairchild Semiconductor International, Inc.	*	4,903	59,032
First Solar, Inc.	*†	2,540	85,750
Formfactor, Inc.	*	1,417	7,170
FSI International, Inc.	*	1,479	5,413
GigOptix, Inc.	*	827	1,489

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Integrated Device Technology, Inc.	*	8,168	$44,597
Integrated Silicon Solution, Inc.	*†	1,269	11,599
Intel Corp.		199,133	4,828,975
International Rectifier Corp.	*	2,631	51,094
Intersil Corp., Class A		5,757	60,103
IXYS Corp.	*	1,329	14,393
KLA-Tencor Corp.		4,441	214,278
Kopin Corp.	*†	2,431	9,432
Kulicke & Soffa Industries, Inc.	*	2,008	18,574
Lam Research Corp.	*	2,890	106,988
Lattice Semiconductor Corp.	*	4,395	26,106
Linear Technology Corp.		5,243	157,447
LSI Corp.	*	30,700	182,665
LTX-Credence Corp.	*	1,358	7,265
Marvell Technology Group Ltd. (Bermuda)	*	18,500	256,225
Mattson Technology, Inc.	*	1,760	2,429
Maxim Integrated Products, Inc.		5,913	153,975
MEMC Electronic Materials, Inc.	*	8,113	31,965
Micrel, Inc.		3,731	37,720
Microchip Technology, Inc.	†	3,565	130,586
Micron Technology, Inc.	*	35,271	221,855
Microsemi Corp.	*	2,474	41,440
Mindspeed Technologies, Inc.	*†	801	3,669
MIPS Technologies, Inc.	*	2,228	9,937
MKS Instruments, Inc.		2,455	68,298
MoSys, Inc.	*†	1,251	5,254
Netlogic Microsystems, Inc.	*	2,136	105,882
Novellus Systems, Inc.	*	2,876	118,750
NVE Corp.	*	348	19,324
NVIDIA Corp.	*	20,184	279,750
Omnivision Technologies, Inc.	*	2,354	28,801
ON Semiconductor Corp.	*	10,008	77,262
PDF Solutions, Inc.	*†	974	6,789
Pericom Semiconductor Corp.	*	1,023	7,785
Photronics, Inc.	*	1,388	8,439
PLX Technology, Inc.	*	1,050	3,014
PMC—Sierra, Inc.	*	7,045	38,818
Power Integrations, Inc.	†	1,952	64,728
QuickLogic Corp.	*†	1,050	2,730
Rambus, Inc.	*	4,071	30,736
Ramtron International Corp.	*	1,920	3,744
RF Micro Devices, Inc.	*†	8,143	43,972
Rudolph Technologies, Inc.	*	1,247	11,547
Semtech Corp.	*	2,970	73,715
Sigma Designs, Inc.	*	1,320	7,920
Silicon Image, Inc.	*	2,948	13,856
Silicon Laboratories, Inc.	*†	2,124	92,224
Skyworks Solutions, Inc.	*	5,822	94,433
Spire Corp.	*	2,500	1,550
Standard Microsystems Corp.	*	806	20,771
SunPower Corp.	*†	141	878
Teradyne, Inc.	*	7,938	108,195
Tessera Technologies, Inc.	*	1,560	26,130
Texas Instruments, Inc.		38,855	1,131,069
Transwitch Corp.	*	429	1,373
Trident Microsystems, Inc.	*	3,018	543
TriQuint Semiconductor, Inc.	*	4,918	23,951
Ultratech, Inc.	*	971	23,857
Veeco Instruments, Inc.	*	1,294	26,915

		Shares	Value

Xilinx, Inc.		6,637	$212,782

			12,065,882

Software—3.6%
Accelrys, Inc.	*	2,216	14,892
ACI Worldwide, Inc.	*†	1,298	37,175
Activision Blizzard, Inc.		23,814	293,388
Actuate Corp.	*	2,084	12,212
Adobe Systems, Inc.	*	17,358	490,711
Advent Software, Inc.	*	2,902	70,693
American Software, Inc., Class A		1,950	18,428
ANSYS, Inc.	*	2,396	137,243
Ariba, Inc.	*	2,075	58,266
Autodesk, Inc.	*	9,258	280,795
Blackbaud, Inc.		2,650	73,405
BMC Software, Inc.	*	2,708	88,768
CA, Inc.		11,593	234,353
Cadence Design Systems, Inc.	*	10,745	111,748
Callidus Software, Inc.	*	172	1,104
Citrix Systems, Inc.	*	7,179	435,909
Compuware Corp.	*	7,505	62,442
Concur Technologies, Inc.	*	2,083	105,796
Datawatch Corp.	*	3,500	19,985
Ebix, Inc.	†	2,802	61,924
Electronic Arts, Inc.	*	12,060	248,436
EPIQ Systems, Inc.	†	1,087	13,066
Evergreen Energy, Inc.	*†	416	25
Evolving Systems, Inc.		527	3,947
Factset Research Systems, Inc.		1,490	130,047
Fair Isaac Corp.		3,039	108,918
FalconStor Software, Inc.	*†	1,373	3,542
Informatica Corp.	*	3,171	117,105
Interactive Intelligence Group, Inc.	*	950	21,774
Intuit, Inc.		8,244	433,552
JDA Software Group, Inc.	*	1,256	40,682
Kenexa Corp.	*	1,681	44,883
Magma Design Automation, Inc.	*	1,429	10,260
Manhattan Associates, Inc.	*	1,346	54,486
Mentor Graphics Corp.	*	2,745	37,222
MICROS Systems, Inc.	*	3,428	159,676
Microsoft Corp.		294,920	7,656,123
MicroStrategy, Inc., Class A	*	513	55,568
Netscout Systems, Inc.	*	1,250	22,000
Nuance Communications, Inc.	*	4,541	114,252
Oracle Corp.		150,585	3,862,505
Parametric Technology Corp.	*	4,423	80,764
Pegasystems, Inc.	†	2,141	62,945
Progress Software Corp.	*	1,983	38,371
QAD, Inc., Class B	*	136	1,408
Quest Software, Inc.	*	3,847	71,554
Red Hat, Inc.	*	7,251	299,394
Rovi Corp.	*	3,917	96,280
S1 Corp.	*	2,636	25,227
Salesforce.com, Inc.	*	3,783	383,823
Scientific Learning Corp.	*	3,145	8,020
SeaChange International, Inc.	*	958	6,735
Solera Holdings, Inc.		1,099	48,949
Sonic Foundry, Inc.	*	120	908
SuccessFactors, Inc.	*	1,451	57,851
Symantec Corp.	*	26,135	409,013
Synopsys, Inc.	*	6,501	176,827

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Take-Two Interactive Software, Inc.	*†	2,643	$35,813
TeleCommunication Systems, Inc., Class A	*	1,200	2,820
THQ, Inc.	*†	2,914	2,215
TIBCO Software, Inc.	*	4,452	106,447
TiVo, Inc.	*	2,696	24,183
Tyler Technologies, Inc.	*	1,886	56,787
Ultimate Software Group, Inc.	*	1,242	80,879
VASCO Data Security International, Inc.	*	3,804	24,802
Versant Corp.	*	330	3,056
VMware, Inc., Class A	*	1,733	144,168
Websense, Inc.	*	1,958	36,673

			18,033,218

Specialty Retail—2.1%
Aaron’s, Inc.		2,908	77,585
Abercrombie & Fitch Co., Class A		3,072	150,036
Advance Auto Parts, Inc.		1,752	121,992
Aeropostale, Inc.	*	2,075	31,644
American Eagle Outfitters, Inc.		3,552	54,310
America’s Car-Mart, Inc.	*†	354	13,870
ANN, Inc.	*	2,733	67,724
Asbury Automotive Group, Inc.	*	1,342	28,934
Ascena Retail Group, Inc.	*	2,597	77,183
AutoNation, Inc.	*†	5,363	197,734
AutoZone, Inc.	*	1,769	574,872
Barnes & Noble, Inc.	*†	828	11,989
Bebe Stores, Inc.		790	6,581
Bed Bath & Beyond, Inc.	*	6,586	381,790
Best Buy Co., Inc.	†	9,299	217,318
Big 5 Sporting Goods Corp.		1,071	11,181
Brown Shoe Co., Inc.		1,791	15,940
Buckle, Inc. (The)	†	1,236	50,515
CarMax, Inc.	*	6,608	201,412
Casual Male Retail Group, Inc.	*†	1,930	6,601
Cato Corp. (The), Class A		1,761	42,616
Charming Shoppes, Inc.	*	3,138	15,376
Chico’s FAS, Inc.		7,236	80,609
Children’s Place Retail Stores, Inc. (The)	*	1,144	60,769
Christopher & Banks Corp.		1,528	3,576
Coldwater Creek, Inc.	*	1,528	1,803
Collective Brands, Inc.	*†	2,964	42,593
Cost Plus, Inc.	*	1,014	9,887
Destination Maternity Corp.		1,200	20,064
Dick’s Sporting Goods, Inc.		2,480	91,462
DSW, Inc., Class A		596	26,349
Finish Line, Inc. (The), Class A		1,917	36,969
Foot Locker, Inc.		5,840	139,226
GameStop Corp., Class A	*†	1,010	24,371
Gap, Inc. (The)		15,719	291,587
Genesco, Inc.	*	921	56,863
Group 1 Automotive, Inc.	†	1,068	55,322
Guess?, Inc.		3,548	105,801
Haverty Furniture Cos., Inc.		1,111	12,199
Hibbett Sports, Inc.	*	1,396	63,071
Home Depot, Inc. (The)		47,382	1,991,939
Hot Topic, Inc.		1,824	12,057
JOS A. Bank Clothiers, Inc.	*	865	42,177
Kirkland’s, Inc.	*	833	11,079

		Shares	Value

Limited Brands, Inc.		9,245	$373,036
Lithia Motors, Inc., Class A		862	18,843
Lowe’s Cos., Inc.		47,338	1,201,438
MarineMax, Inc.	*	800	5,216
Men’s Wearhouse, Inc. (The)		2,437	78,983
Midas, Inc.	*	1,277	10,969
Monro Muffler Brake, Inc.	†	1,487	57,681
Office Depot, Inc.	*	11,792	25,353
OfficeMax, Inc.	*	3,587	16,285
Orchard Supply Hardware Stores Corp., Class A	*‡	140	2
O’Reilly Automotive, Inc.	*	5,478	437,966
Pacific Sunwear of California, Inc.	*	3,025	5,173
Penske Automotive Group, Inc.		1,654	31,840
Pep Boys-Manny, Moe & Jack (The)		2,200	24,200
PetSmart, Inc.		3,546	181,874
Pier 1 Imports, Inc.	*	3,712	51,708
RadioShack Corp.	†	2,569	24,945
Rent-A-Center, Inc.		3,377	124,949
Ross Stores, Inc.		8,400	399,252
Sally Beauty Holdings, Inc.	*†	3,659	77,315
Select Comfort Corp.	*	2,104	45,636
Signet Jewelers Ltd. (Bermuda)		3,344	147,002
Sonic Automotive, Inc., Class A		1,649	24,422
Stage Stores, Inc.		2,236	31,058
Staples, Inc.		22,960	318,914
Stein Mart, Inc.	*	1,261	8,587
Systemax, Inc.	*†	1,358	22,285
Talbots, Inc.	*†	375	998
Tiffany & Co.		3,221	213,423
TJX Cos., Inc.		12,006	774,987
Tractor Supply Co.		3,098	217,325
Trans World Entertainment Corp.	*	1,932	4,869
Urban Outfitters, Inc.	*	5,012	138,131
West Marine, Inc.	*†	803	9,339
Wet Seal, Inc. (The), Class A	*	1,246	4,062
Williams-Sonoma, Inc.		3,877	149,265
Zale Corp.	*†	2,300	8,763

			10,803,070

Textiles, Apparel & Luxury Goods—0.8%
Carter’s, Inc.	*	1,476	58,760
Charles & Colvard Ltd.	*	1,843	4,736
Cherokee, Inc.	†	994	11,600
Coach, Inc.		10,479	639,638
Columbia Sportswear Co.		652	30,351
Crocs, Inc.	*	3,600	53,172
Culp, Inc.	*	888	7,566
Deckers Outdoor Corp.	*	1,935	146,228
Fossil, Inc.	*	1,614	128,087
Hallwood Group, Inc. (The)	*	100	908
Hanesbrands, Inc.	*	4,099	89,604
Iconix Brand Group, Inc.	*	2,737	44,586
Jones Group, Inc. (The)		4,641	48,963
Kenneth Cole Productions, Inc., Class A	*	956	10,124
K-Swiss, Inc., Class A	*†	1,476	4,310
Liz Claiborne, Inc.	*†	4,930	42,546
Movado Group, Inc.		1,678	30,489
NIKE, Inc., Class B		12,835	1,236,909
Oxford Industries, Inc.	†	936	42,232

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
PVH Corp.		1,267	$89,311
Quiksilver, Inc.	*	4,288	15,480
Ralph Lauren Corp.		2,143	295,905
Skechers U.S.A., Inc., Class A	*	1,935	23,452
Steven Madden Ltd.	*	1,689	58,270
Under Armour, Inc., Class A	*†	1,937	139,057
Unifi, Inc.	*	876	6,658
V.F. Corp.		3,109	394,812
Warnaco Group, Inc. (The)	*	1,527	76,411
Wolverine World Wide, Inc.		2,589	92,272

			3,822,437

Thrifts & Mortgage Finance—0.2%
Astoria Financial Corp.		3,465	29,418
Bank Mutual Corp.		3,756	11,944
BankAtlantic Bancorp, Inc., Class A	*	639	2,160
Beneficial Mutual Bancorp, Inc.	*	969	8,101
Brookline Bancorp, Inc.		3,765	31,777
Capitol Federal Financial, Inc.		4,787	55,242
CFS Bancorp, Inc.		1,873	8,110
Dime Community Bancshares, Inc.		1,638	20,639
Doral Financial Corp. (Puerto Rico)	*	221	211
Federal Home Loan Mortgage Corp.	*†	25,235	5,350
Federal National Mortgage Association	*†	37,770	7,599
Flagstar Bancorp, Inc.	*†	211	107
Hudson City Bancorp, Inc.		14,470	90,437
MGIC Investment Corp.	*	4,084	15,233
NASB Financial, Inc.	*	528	5,655
New York Community Bancorp, Inc.		12,640	156,357
Northwest Bancshares, Inc.		4,608	57,324
Ocwen Financial Corp.	*	3,358	48,624
Parkvale Financial Corp.		616	15,141
People’s United Financial, Inc.		9,716	124,851
Provident Financial Services, Inc.	†	943	12,627
Provident New York Bancorp		3,670	24,369
Radian Group, Inc.	†	3,844	8,995
Riverview Bancorp, Inc.	*	2,600	6,162
TFS Financial Corp.	*	3,398	30,446
Tree.com, Inc.	*	314	1,755
Triad Guaranty, Inc.	*†	692	76
Trustco Bank Corp.		3,435	19,270
Washington Federal, Inc.		3,379	47,272
Westfield Financial, Inc.		4,068	29,940

			875,192

Tobacco—1.7%
Alliance One International, Inc.	*†	2,000	5,440
Altria Group, Inc.		70,302	2,084,454
Lorillard, Inc.		5,710	650,940
Philip Morris International, Inc.		62,767	4,925,954
Reynolds American, Inc.		15,280	632,898
Universal Corp.		1,078	49,545
Vector Group Ltd.	†	2,901	51,522

			8,400,753

		Shares	Value

Trading Companies & Distributors—0.3%
Applied Industrial Technologies, Inc.		2,056	$72,310
Beacon Roofing Supply, Inc.	*†	2,570	51,991
Fastenal Co.	†	11,276	491,746
GATX Corp.		1,766	77,104
H&E Equipment Services, Inc.	*	1,600	21,472
Interline Brands, Inc.	*	982	15,290
MSC Industrial Direct Co., Inc., Class A		1,782	127,502
United Rentals, Inc.	*†	2,798	82,681
W.W. Grainger, Inc.		2,817	527,314
Watsco, Inc.		553	36,310
WESCO International, Inc.	*	1,550	82,165
Willis Lease Finance Corp.	*	1,234	14,685

			1,600,570

Water Utilities—0.1%
American States Water Co.		1,261	44,009
American Water Works Co., Inc.		2,266	72,195
Aqua America, Inc.		4,329	95,454
California Water Service Group		1,930	35,242
Connecticut Water Service, Inc.		500	13,565
SJW Corp.	†	1,010	23,876

			284,341

Wireless Telecommunication Services—0.4%
American Tower Corp., Class A		13,160	789,732
Crown Castle International Corp.	*	13,031	583,789
Leap Wireless International, Inc.	*†	3,300	30,657
MetroPCS Communications, Inc.	*	7,134	61,923
NII Holdings, Inc.	*	5,995	127,693
NTELOS Holdings Corp.		1,350	27,513
SBA Communications Corp., Class A	*	4,064	174,589
Shenandoah Telecommunications Co.	†	1,200	12,576
Sprint Nextel Corp.	*	88,755	207,687
Telephone & Data Systems, Inc.	†	410	10,615
United States Cellular Corp.	*	680	29,668

			2,056,442

TOTAL COMMON STOCKS
(Cost $358,308,646)			489,582,931

CONVERTIBLE PREFERRED STOCKS—0.0%
Specialty Retail—0.0%
Orchard Supply Hardware Stores Corp., Perpetual, Series A 0.000%
(Cost $—)	*‡	140	2

Coupon Rate	Maturity Date		Face	Value

U.S. TREASURY OBLIGATIONS—0.2%
U.S. Treasury Bills—0.2%
U.S. Treasury Bill
0.027%	03/08/2012	‡‡	$105,000	104,997
0.016%	03/22/2012	‡‡	715,000	714,976

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Broad Market Index Fund

Coupon Rate	Maturity Date		Face	Value

U.S. TREASURY OBLIGATIONS—(Continued)
0.012%	05/24/2012	‡‡	$120,000	$119,984
0.009%	02/09/2012	‡‡	40,000	39,999

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $979,964)				979,956

			Shares	Value
RIGHTS—0.0%
Biotechnology—0.0%
Ligand Pharmaceuticals, Inc., Expires 12/31/2011		*‡d	572	—

Machinery—0.0%
Gerber Scientific, Inc. CVR		*†‡d	1,608	—

Pharmaceuticals—0.0%
Forest Laboratories, Inc.		*‡d	1,998	—

Textiles, Apparel & Luxury Goods—0.0%
Mossimo, Inc.		*‡d	2,806	—

TOTAL RIGHTS
(Cost $—)				—

WARRANTS—0.0%
Diversified Financial Services—0.0%
Pegasus Wireless Corp., Strike $1.00
(Cost $—)		*‡d	540	—

MONEY MARKET FUNDS—5.2%
Institutional Money Market Funds—5.2%
Dreyfus Institutional Cash Advantage Fund, 0.06%		††¥	2,300,000	2,300,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.23%			¥12,409,545	12,409,545
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.23%		††¥	2,348,786	2,348,786
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.17%		††¥	2,300,000	2,300,000

		Shares	Value

Short-Term Investments Trust Liquid Assets Portfolio, 0.16%	††¥	2,300,000	$2,300,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.11%	††¥	2,300,000	2,300,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.08%	††¥	2,300,000	2,300,000

TOTAL MONEY MARKET FUNDS
(Cost $26,258,331)			26,258,331

TOTAL INVESTMENTS—102.6%
(Cost $385,546,941)			516,821,220
Other assets less liabilities—(2.6%)			(13,115,765)

NET ASSETS—100.0%			$503,705,455

Notes to the Schedule of Investments:

CVR	Contingent Value Rights
REIT	Real Estate Investment Trust
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
d	Security has no market value at December 31, 2011.
‡	Security valued at fair value as determined by policies approved by the Board of Directors.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2011

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—99.2%
Aerospace & Defense—1.3%
AAR Corp.		6,897	$132,215
Aerovironment, Inc.	*	8,991	282,947
Alliant Techsystems, Inc.		4,487	256,477
American Science & Engineering, Inc.		1,020	69,472
Astronics Corp.	*†	788	28,218
BE Aerospace, Inc.	*	16,293	630,702
Ceradyne, Inc.	*	2,334	62,505
Cubic Corp.		1,262	55,011
Curtiss-Wright Corp.		9,576	338,320
DigitalGlobe, Inc.	*	6,919	118,384
Ducommun, Inc.		6,327	80,669
Esterline Technologies Corp.	*	2,519	140,988
Exelis, Inc.		29,631	268,161
GenCorp, Inc.	*†	31,676	168,516
GeoEye, Inc.	*	5,933	131,831
HEICO Corp., Class A		3,870	152,284
Hexcel Corp.	*	10,517	254,617
Huntington Ingalls Industries, Inc.	*	5,264	164,658
Innovative Solutions & Support, Inc.	*	3,094	10,643
Kratos Defense & Security Solutions, Inc.	*†	2,827	16,877
Moog, Inc., Class A	*	4,645	204,055
National Presto Industries, Inc.	†	656	61,402
Orbital Sciences Corp.	*	15,337	222,847
Spirit Aerosystems Holdings, Inc., Class A	*	6,992	145,294
Taser International, Inc.	*†	15,133	77,481
Teledyne Technologies, Inc.	*	3,528	193,511
TransDigm Group, Inc.	*	10,171	973,161
Triumph Group, Inc.		4,160	243,152

			5,484,398

Air Freight & Logistics—0.2%
Air T, Inc.		1,301	11,046
Air Transport Services Group, Inc.	*	25,035	118,165
Atlas Air Worldwide Holdings, Inc.	*	4,051	155,680
Forward Air Corp.		2,629	84,259
HUB Group, Inc., Class A	*	5,189	168,279
Pacer International, Inc.	*	3,711	19,854
UTi Worldwide, Inc. (Virgin Islands, British)		8,709	115,743

			673,026

Airlines—0.7%
Alaska Air Group, Inc.	*	3,394	254,856
Allegiant Travel Co.	*	2,296	122,469
Delta Air Lines, Inc.	*	127,516	1,031,604
JetBlue Airways Corp.	*†	58,802	305,770
Pinnacle Airlines Corp.	*	7,190	5,896
Republic Airways Holdings, Inc.	*	27,551	94,500
SkyWest, Inc.		6,829	85,977
United Continental Holdings, Inc.	*	50,408	951,199
US Airways Group, Inc.	*	21,375	108,371

			2,960,642

		Shares	Value

Auto Components—1.1%
American Axle & Manufacturing Holdings, Inc.	*	10,679	$105,615
Amerigon, Inc.	*	3,475	49,554
Autoliv, Inc. (Sweden)		12,657	677,023
Cooper Tire & Rubber Co.		5,679	79,563
Dana Holding Corp.	*	32,442	394,170
Drew Industries, Inc.	*	1,570	38,512
Exide Technologies	*	11,062	29,093
Federal-Mogul Corp.	*	14,982	220,985
Fuel Systems Solutions, Inc.	*	2,117	34,909
Gentex Corp.		28,535	844,351
Lear Corp.		14,105	561,379
Modine Manufacturing Co.	*†	5,469	51,737
Quantum Fuel Systems Technologies Worldwide, Inc.	*	552	403
Shiloh Industries, Inc.	*	5,043	42,260
Spartan Motors, Inc.	†	6,140	29,533
Standard Motor Products, Inc.		2,540	50,927
Strattec Security Corp.		502	10,015
Superior Industries International, Inc.		2,013	33,295
Tenneco, Inc.	*	8,885	264,595
TRW Automotive Holdings Corp.	*	16,963	552,994
Visteon Corp.	*	5,463	272,822

			4,343,735

Automobiles—0.8%
General Motors Co.	*	135,633	2,749,281
Tesla Motors, Inc.	*†	6,833	195,150
Thor Industries, Inc.		7,449	204,326
Winnebago Industries, Inc.	*†	15,478	114,228

			3,262,985

Beverages—0.4%
Boston Beer Co., Inc. (The), Class A	*†	1,904	206,698
Central European Distribution Corp. (Poland)	*†	15,916	69,633
Coca-Cola Bottling Co. Consolidated	†	437	25,586
Hansen Natural Corp.	*	13,013	1,199,018
Heckmann Corp.	*	9,838	65,423
Jones Soda Co.	*†	36,928	13,663
National Beverage Corp.	*	766	12,310

			1,592,331

Biotechnology—3.2%
Aastrom Biosciences, Inc.	*†	9,842	17,912
Acorda Therapeutics, Inc.	*	5,183	123,563
Agenus, Inc.	*	1,535	3,070
Alexion Pharmaceuticals, Inc.	*	29,178	2,086,227
Alkermes plc (Ireland)	*	12,144	210,820
Allos Therapeutics, Inc.	*	18,248	25,912
Alnylam Pharmaceuticals, Inc.	*	5,353	43,627
AMAG Pharmaceuticals, Inc.	*	3,480	65,807
Amylin Pharmaceuticals, Inc.	*	25,467	289,814
ARCA Biopharma, Inc.	*	436	432
Arena Pharmaceuticals, Inc.	*†	8,294	15,510
Ariad Pharmaceuticals, Inc.	*	34,626	424,169
Arqule, Inc.	*	4,724	26,643

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Array Biopharma, Inc.	*	4,170	$9,007
Astex Pharmaceuticals	*	3,719	7,029
AVEO Pharmaceuticals, Inc.	*	1,209	20,795
AVI BioPharma, Inc.	*†	51,906	38,670
Avigen, Inc. (Escrow Shares)	*‡d	3,880	—
BioCryst Pharmaceuticals, Inc.	*†	21,994	54,325
BioMarin Pharmaceutical, Inc.	*	18,240	627,091
BioMimetic Therapeutics, Inc.	*	7,095	20,221
Biosante Pharmaceuticals, Inc.	*†	1,867	937
Cell Therapeutics, Inc.	*†	103,528	120,092
Celldex Therapeutics, Inc.	*	10,060	26,156
Cepheid, Inc.	*	8,077	277,930
Codexis, Inc.	*	559	2,963
Cubist Pharmaceuticals, Inc.	*†	7,593	300,835
Cytokinetics, Inc.	*	69,212	66,444
CytRx Corp.	*	60,806	16,485
Dendreon Corp.	*†	24,041	182,712
Discovery Laboratories, Inc.	*†	686	1,159
Dyax Corp.	*	9,610	13,070
Emergent Biosolutions, Inc.	*	4,839	81,489
Entremed, Inc.	*	126	123
Enzon Pharmaceuticals, Inc.	*†	5,036	33,741
Exact Sciences Corp.	*	7,997	64,936
Exelixis, Inc.	*†	35,337	167,321
Galena Biopharma, Inc.	*†	6,212	2,913
Genomic Health, Inc.	*	6,866	174,328
Geron Corp.	*†	36,667	54,267
GTx, Inc.	*	4,210	14,146
Halozyme Therapeutics, Inc.	*	18,837	179,140
Hemispherx Biopharma, Inc.	*†	54,952	10,721
Human Genome Sciences, Inc.	*†	34,289	253,396
Idenix Pharmaceuticals, Inc.	*	3,110	23,154
Idera Pharmaceuticals, Inc.	*	1,932	2,048
Immunogen, Inc.	*†	9,339	108,146
Immunomedics, Inc.	*†	9,692	32,274
Incyte Corp. Ltd.	*†	29,421	441,609
InterMune, Inc.	*	7,345	92,547
Isis Pharmaceuticals, Inc.	*†	15,742	113,500
Keryx Biopharmaceuticals, Inc.	*†	33,078	83,687
Lexicon Pharmaceuticals, Inc.	*†	20,111	25,943
Ligand Pharmaceuticals, Inc., Class B	*	1,582	18,778
MannKind Corp.	*†	14,906	37,265
Marina Biotech, Inc.	*	84	74
Maxygen, Inc.	*†	2,991	16,839
MediciNova, Inc.	*	349	600
Medivation, Inc.	*	6,781	312,672
Metabolix, Inc.	*†	3,165	14,401
Momenta Pharmaceuticals, Inc.	*	5,148	89,524
Myrexis, Inc.	*	10,114	27,106
Myriad Genetics, Inc.	*	17,432	365,026
Nabi Biopharmaceuticals	*	6,806	12,795
Neurocrine Biosciences, Inc.	*†	8,240	70,040
Novavax, Inc.	*†	21,148	26,646
NPS Pharmaceuticals, Inc.	*	9,432	62,157
Onyx Pharmaceuticals, Inc.	*	13,102	575,833
Osiris Therapeutics, Inc.	*†	2,984	15,964
PDL BioPharma, Inc.		38,667	239,735
Peregrine Pharmaceuticals, Inc.	*†	14,427	14,860
Pharmasset, Inc.	*	9,439	1,210,080
Poniard Pharmaceuticals, Inc.	*	92	197

		Shares	Value

Progenics Pharmaceuticals, Inc.	*†	2,623	$22,400
Regeneron Pharmaceuticals, Inc.	*	11,886	658,841
Repligen Corp.	*	3,422	11,874
Rigel Pharmaceuticals, Inc.	*	12,762	100,692
Sangamo Biosciences, Inc.	*	10,702	30,394
Savient Pharmaceuticals, Inc.	*†	32,380	72,207
Sciclone Pharmaceuticals, Inc.	*†	4,800	20,592
Seattle Genetics, Inc.	*†	20,977	350,631
SIGA Technologies, Inc.	*†	4,650	11,718
Spectrum Pharmaceuticals, Inc.	*	2,732	39,969
StemCells, Inc.	*†	12,574	10,361
Synageva BioPharma Corp.	*	802	21,357
Telik, Inc.	*	6,069	1,032
Theravance, Inc.	*†	5,928	131,009
United Therapeutics Corp.	*	10,148	479,493
Vanda Pharmaceuticals, Inc.	*	4,137	19,692
Vertex Pharmaceuticals, Inc.	*	32,222	1,070,093
XOMA Ltd.	*†	803	923

			13,242,726

Building Products—0.6%
A.O. Smith Corp.		7,252	290,950
American Woodmark Corp.		800	10,928
Apogee Enterprises, Inc.		5,631	69,036
Armstrong World Industries, Inc.	*	5,873	257,649
Fortune Brands Home & Security, Inc.	*	26,296	447,821
Gibraltar Industries, Inc.	*	1,868	26,077
Griffon Corp.		6,441	58,806
Insteel Industries, Inc.		2,829	31,091
Lennox International, Inc.		9,822	331,492
NCI Building Systems, Inc.	*	8,291	90,123
Owens Corning, Inc.	*	13,707	393,665
Quanex Building Products Corp.		8,639	129,758
Simpson Manufacturing Co., Inc.		8,898	299,507
Trex Co., Inc.	*†	2,108	48,294
U.S. Home Systems, Inc.		1,624	10,800
Universal Forest Products, Inc.	†	1,649	50,905
USG Corp.	*†	8,613	87,508

			2,634,410

Capital Markets—1.8%
Affiliated Managers Group, Inc.	*	8,257	792,259
American Capital Ltd.	*	62,297	419,259
Apollo Investment Corp.		37,127	239,098
Arlington Asset Investment Corp., Class A		3,155	67,296
Artio Global Investors, Inc.	†	13,209	64,460
BGC Partners, Inc., Class A		13,921	82,691
Calamos Asset Management, Inc., Class A		1,520	19,015
CIFC Corp.	*	522	2,819
Cowen Group, Inc., Class A	*	21,336	55,260
Diamond Hill Investment Group, Inc.		649	48,013
Eaton Vance Corp.		18,870	446,087
Edelman Financial Group, Inc.	†	2,882	18,935
Evercore Partners, Inc., Class A		6,219	165,550
GAMCO Investors, Inc., Class A		639	27,790
GFI Group, Inc.		33,019	136,038

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Greenhill & Co., Inc.	†	5,368	$195,234
ICG Group, Inc.	*	7,645	59,019
Institutional Financial Markets, Inc.	†	4,976	7,016
INTL FCStone, Inc.	*†	1,308	30,829
Investment Technology Group, Inc.	*†	14,744	159,383
Janus Capital Group, Inc.		25,815	162,893
Jefferies Group, Inc.	†	29,047	399,396
KBW, Inc.		12,959	196,718
Knight Capital Group, Inc., Class A	*†	25,616	302,781
Medallion Financial Corp.		2,518	28,655
Penson Worldwide, Inc.	*†	21,060	24,430
Piper Jaffray Cos.	*	2,312	46,702
Raymond James Financial, Inc.		18,586	575,422
Safeguard Scientifics, Inc.	*	3,658	57,760
SEI Investments Co.		31,842	552,459
Stifel Financial Corp.	*	12,564	402,676
SWS Group, Inc.		14,960	102,775
TD Ameritrade Holding Corp.		50,759	794,378
U.S. Global Investors, Inc., Class A		6,927	41,770
Virtus Investment Partners, Inc.	*	1,094	83,155
Waddell & Reed Financial, Inc., Class A		12,604	312,201
Walter Investment Management Corp.		5,513	113,072
Westwood Holdings Group, Inc.		1,427	52,157

			7,285,451

Chemicals—2.5%
A. Schulman, Inc.		5,791	122,653
Albemarle Corp.		14,830	763,893
Ampal-American Israel Corp., Class A	*	15,776	4,734
Ashland, Inc.		9,037	516,555
Balchem Corp.		4,960	201,078
Cabot Corp.		11,590	372,503
Calgon Carbon Corp.	*†	19,947	313,367
Celanese Corp., Class A		18,058	799,428
Chemtura Corp.	*	15,439	175,078
Cytec Industries, Inc.		5,746	256,559
Ferro Corp.	*	20,271	99,125
Flotek Industries, Inc.	*†	11,454	114,082
Georgia Gulf Corp.	*	3,528	68,761
H.B. Fuller Co.		12,649	292,318
Huntsman Corp.		27,831	278,310
Intrepid Potash, Inc.	*	4,761	107,742
Koppers Holdings, Inc.		3,348	115,037
Kronos Worldwide, Inc.		3,735	67,379
Landec Corp.	*†	8,822	48,698
LSB Industries, Inc.	*	5,477	153,520
Material Sciences Corp.	*	2,565	20,930
Minerals Technologies, Inc.		1,872	105,824
NewMarket Corp.		1,651	327,080
Olin Corp.		8,990	176,654
OM Group, Inc.	*	7,720	172,851
Omnova Solutions, Inc.	*	3,769	17,375
Penford Corp.	*	2,075	10,562
PolyOne Corp.		16,034	185,193

		Shares	Value

Quaker Chemical Corp.	†	1,303	$50,674
Rockwood Holdings, Inc.	*	11,141	438,621
RPM International, Inc.		25,982	637,858
Scotts Miracle-Gro Co. (The), Class A	†	7,848	366,423
Sensient Technologies Corp.		11,108	420,993
Solutia, Inc.	*	16,061	277,534
Spartech Corp.	*	2,131	10,080
Stepan Co.		1,197	95,952
Tredegar Corp.		2,467	54,817
Valhi, Inc.		3,920	237,042
Valspar Corp.		20,186	786,648
W.R. Grace & Co.	*	13,453	617,762
Westlake Chemical Corp.		4,325	174,038
Zep, Inc.		2,287	31,972
Zoltek Cos., Inc.	*†	17,218	131,201

			10,218,904

Commercial Banks—4.3%
1st Source Corp.		850	21,530
Ameris Bancorp	*	3,095	31,817
Arrow Financial Corp.	†	2,391	56,045
Associated Banc-Corp		36,019	402,332
BancFirst Corp.		1,092	40,994
Bancorp, Inc. (The)/Delaware	*†	4,479	32,383
BancorpSouth, Inc.		19,643	216,466
BancTrust Financial Group, Inc.	*	4,800	5,952
Bank of Hawaii Corp.		11,079	492,905
Bank of the Ozarks, Inc.	†	10,632	315,026
Banner Corp.		383	6,568
BBCN Bancorp, Inc./California	*	33,598	317,501
BOK Financial Corp.		2,311	126,943
Boston Private Financial Holdings, Inc.		12,410	98,535
Bryn Mawr Bank Corp.		4,411	85,970
Camden National Corp.	†	1,411	45,999
Capital Bank Corp.	*†	1,781	3,580
Capital City Bank Group, Inc.		1,576	15,051
CapitalSource, Inc.		69,445	465,282
Cardinal Financial Corp.		5,028	54,001
Cascade Bancorp	*†	479	2,098
Cathay General Bancorp		18,966	283,162
Catskill Litigation Trust	*‡d	583	—
Central Pacific Financial Corp.	*	336	4,341
Chemical Financial Corp.		2,317	49,398
CIT Group, Inc.	*	24,906	868,472
Citizens Republic Bancorp, Inc.	*	16,394	186,892
City Holding Co.	†	1,962	66,492
City National Corp./California		6,918	305,637
CoBiz Financial, Inc.		3,329	19,208
Columbia Banking System, Inc.		9,767	188,210
Commerce Bancshares, Inc./Missouri		12,773	486,907
Community Bank System, Inc.		8,019	222,928
Community Trust Bancorp, Inc.	†	1,658	48,778
Cullen/Frost Bankers, Inc.		11,710	619,576
CVB Financial Corp.		13,723	137,642
East West Bancorp, Inc.		31,285	617,879

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Eastern Virginia Bankshares, Inc.	*	701	$1,416
Fidelity Southern Corp.		6,861	41,715
Financial Institutions, Inc.		2,448	39,511
First BanCorp. (Puerto Rico)	*†	1,114	3,888
First Bancorp/North Carolina		2,459	27,418
First Busey Corp.		2,491	12,455
First Citizens BancShares, Inc./North Carolina, Class A		634	110,944
First Commonwealth Financial Corp.		23,677	124,541
First Financial Bancorp		6,617	110,107
First Financial Bankshares, Inc.	†	2,590	86,584
First Merchants Corp.		2,436	20,633
First Midwest Bancorp, Inc./Illinois		9,549	96,731
First Niagara Financial Group, Inc.		70,463	608,096
First of Long Island Corp. (The)		1,432	37,690
FirstMerit Corp.		18,310	277,030
FNB Corp./Pennsylvania	†	25,897	292,895
Fulton Financial Corp.		38,381	376,518
Glacier Bancorp, Inc.	†	21,753	261,689
Great Southern Bancorp, Inc.	†	1,809	42,674
Green Bankshares, Inc.	*	2,129	2,683
Guaranty Bancorp	*	20,379	29,957
Hancock Holding Co.		13,641	436,103
Hanmi Financial Corp.	*	8,189	60,599
Heritage Commerce Corp.	*	5,846	27,710
Heritage Financial Corp./Washington		972	12,208
IBERIABANK Corp.		6,270	309,111
Independent Bank Corp./Massachusetts	†	3,125	85,281
Independent Bank Corp./Michigan	*†	389	537
International Bancshares Corp.		6,833	125,283
Investors Bancorp, Inc.	*	16,332	220,155
Lakeland Financial Corp.	†	4,180	108,137
Macatawa Bank Corp.	*	1,599	3,646
MainSource Financial Group, Inc.		3,185	28,124
MB Financial, Inc.		3,847	65,784
Merchants Bancshares, Inc.		1,298	37,902
MidSouth Bancorp, Inc.		3,651	47,500
MidWestOne Financial Group, Inc.		4,566	66,755
National Penn Bancshares, Inc.		8,522	71,926
NBT Bancorp, Inc.		4,152	91,884
Old National Bancorp/Indiana		30,830	359,169
Old Second Bancorp, Inc.	*†	1,975	2,627
Oriental Financial Group, Inc. (Puerto Rico)		19,202	232,536
Pacific Capital Bancorp NA	*	906	25,585
Pacific Premier Bancorp, Inc.	*	977	6,194
PacWest Bancorp		2,392	45,328
Park National Corp.	†	1,146	74,559
Peapack Gladstone Financial Corp.		1,086	11,664
Peoples Bancorp, Inc./Ohio	†	1,235	18,290
Peoples Financial Corp./Mississippi		3,749	38,652

		Shares	Value

Pinnacle Financial Partners, Inc.	*	2,764	$44,639
Popular, Inc. (Puerto Rico)	*	174,906	243,119
Preferred Bank/Los Angeles CA	*	894	6,705
PrivateBancorp, Inc.		12,737	139,852
Prosperity Bancshares, Inc.	†	9,550	385,343
Renasant Corp.	†	2,924	43,860
Republic Bancorp, Inc./Kentucky, Class A	†	2,055	47,059
Royal Bancshares of Pennsylvania, Inc., Class A	*	11,522	15,324
S&T Bancorp, Inc.		2,764	54,036
Sandy Spring Bancorp, Inc.		2,239	39,294
Seacoast Banking Corp. of Florida	*	2,998	4,557
Shore Bancshares, Inc.		5,419	27,908
Sierra Bancorp		5,758	50,670
Signature Bank/New York	*	5,410	324,546
Simmons First National Corp., Class A		2,377	64,631
Southwest Bancorp, Inc./Oklahoma	*	2,739	16,324
State Bancorp, Inc./New York		3,354	40,919
Sterling Bancorp/New York	†	3,135	27,086
Sterling Financial Corp./Washington	*	59	985
Suffolk Bancorp	*	1,614	17,415
Susquehanna Bancshares, Inc.		13,514	113,247
SVB Financial Group	*	6,536	311,702
SY Bancorp, Inc.		2,543	52,208
Synovus Financial Corp.		85,830	121,020
TCF Financial Corp.		16,152	166,689
Texas Capital Bancshares, Inc.	*	6,292	192,598
Tompkins Financial Corp.	†	1,087	41,860
TowneBank/Virginia	†	2,280	27,907
Trustmark Corp.	†	7,243	175,932
UMB Financial Corp.		5,083	189,342
Umpqua Holdings Corp.		15,160	187,832
Union First Market Bankshares Corp.		2,131	28,321
United Bankshares, Inc.	†	5,447	153,987
United Community Banks, Inc./Georgia	*†	5,391	37,683
Valley National Bancorp	†	41,646	515,161
Virginia Commerce Bancorp, Inc.	*	10,179	78,684
Washington Trust Bancorp, Inc.		2,413	57,574
Webster Financial Corp.		19,943	406,638
WesBanco, Inc.		2,340	45,560
West Coast Bancorp/Oregon	*	1,663	25,943
Westamerica Bancorporation		5,748	252,337
Western Alliance Bancorp	*	35,451	220,860
Wilshire Bancorp, Inc.	*	17,149	62,251
Wintrust Financial Corp.		5,057	141,849

			17,362,381

Commercial Services & Supplies—1.5%
ABM Industries, Inc.		7,480	154,238
ACCO Brands Corp.	*	10,589	102,184
American Reprographics Co.	*	15,235	69,929
Asset Acceptance Capital Corp.	*	3,797	14,846
Asta Funding, Inc.		1,791	14,292
Brink’s Co. (The)		6,600	177,408
Casella Waste Systems, Inc., Class A	*†	5,820	37,248

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Cenveo, Inc.	*	10,269	$34,915
Clean Harbors, Inc.	*	5,992	381,870
Consolidated Graphics, Inc.	*	699	33,748
Copart, Inc.	*	9,938	475,931
Corrections Corp. of America	*	24,625	501,611
Courier Corp.	†	1,904	22,334
Covanta Holding Corp.		32,749	448,334
Deluxe Corp.		6,902	157,089
EnergySolutions, Inc.	*	17,158	53,018
Ennis, Inc.		2,217	29,553
G&K Services, Inc., Class A		1,576	45,877
Geo Group, Inc. (The)	*	18,885	316,324
Healthcare Services Group, Inc.		6,684	118,240
Herman Miller, Inc.		5,018	92,582
HNI Corp.		4,666	121,783
Interface, Inc., Class A		5,624	64,901
Intersections, Inc.		1,900	21,071
Kimball International, Inc., Class B	†	4,445	22,536
Knoll, Inc.		4,910	72,913
McGrath Rentcorp		2,460	71,315
Metalico, Inc.	*†	1,513	4,978
Mine Safety Appliances Co.		2,725	90,252
Mobile Mini, Inc.	*	3,320	57,934
Multi-Color Corp.		1,912	49,196
NL Industries, Inc.		412	5,344
Perma-Fix Environmental Services, Inc.	*	25,765	39,936
Portfolio Recovery Associates, Inc.	*	1,413	95,406
Rollins, Inc.	†	17,041	378,651
Standard Register Co. (The)		1,650	3,844
Steelcase, Inc., Class A		19,006	141,785
Sykes Enterprises, Inc.	*	3,519	55,107
Team, Inc.	*	1,659	49,355
Tetra Tech, Inc.	*	6,841	147,697
TRC Cos., Inc.	*	11,036	66,326
Unifirst Corp.		605	34,328
United Stationers, Inc.		4,110	133,822
US Ecology, Inc.		11,022	206,993
Viad Corp.	†	1,978	34,575
Virco Mfg. Corp.		1,859	2,993
Waste Connections, Inc.		22,161	734,416

			5,989,028

Communications Equipment—1.5%
Acme Packet, Inc.	*	10,066	311,140
ADTRAN, Inc.		11,372	342,979
Alliance Fiber Optic Products, Inc.	*	963	7,377
Anaren, Inc.	*	2,003	33,290
Arris Group, Inc.	*	18,691	202,237
Aruba Networks, Inc.	*	21,257	393,680
Aviat Networks, Inc.	*	4,485	8,207
Black Box Corp.		1,414	39,648
Blonder Tongue Laboratories, Inc.	*	2,285	2,765
Blue Coat Systems, Inc.	*	9,599	244,294
Brocade Communications Systems, Inc.	*	59,993	311,364
CalAmp Corp.	*	7,372	31,331
Ciena Corp.	*†	20,644	249,792

		Shares	Value

Comtech Telecommunications Corp.		4,419	$126,472
Digi International, Inc.	*†	2,517	28,090
Ditech Networks, Inc.	*	3,980	3,741
EchoStar Corp., Class A	*	8,362	175,100
Emcore Corp.	*†	6,178	5,327
Emulex Corp.	*	15,840	108,662
Extreme Networks, Inc.	*†	9,940	29,025
Finisar Corp.	*†	16,126	270,030
Globecomm Systems, Inc.	*	5,067	69,317
Harmonic, Inc.	*	19,391	97,731
Infinera Corp.	*†	10,202	64,068
InterDigital, Inc.	†	7,655	333,528
Ixia	*	5,492	57,721
KVH Industries, Inc.	*†	3,755	29,214
Loral Space & Communications, Inc.	*	1,513	98,163
NETGEAR, Inc.	*	3,773	126,660
Network Engines, Inc.	*	1,330	1,280
Network Equipment Technologies, Inc.	*	20,690	24,000
Numerex Corp., Class A	*	1,800	14,814
Oclaro, Inc.	*†	9,084	25,617
Oplink Communications, Inc.	*	1,808	29,778
Optical Cable Corp.		241	769
ORBCOMM, Inc.	*	3,512	10,501
Parkervision, Inc.	*†	2,943	2,501
Performance Technologies, Inc.	*	794	1,429
Plantronics, Inc.	†	9,656	344,140
Polycom, Inc.	*	30,575	498,372
Powerwave Technologies, Inc.	*	6,812	14,169
Riverbed Technology, Inc.	*	24,824	583,364
Sonus Networks, Inc.	*	107,679	258,430
Sycamore Networks, Inc.	*	1,477	26,438
Symmetricom, Inc.	*	6,110	32,933
Tekelec	*	12,588	137,587
Tellabs, Inc.		59,542	240,550
UTStarcom Holdings Corp. (China)	*	76,536	105,620
Viasat, Inc.	*	2,822	130,151
Westell Technologies, Inc., Class A	*	3,671	8,150
Zoom Technologies, Inc. (China)	*†	542	558

			6,292,104

Computers & Peripherals—0.5%
3D Systems Corp.	*†	5,464	78,682
Avid Technology, Inc.	*	2,658	22,673
Concurrent Computer Corp.	*	759	2,877
Cray, Inc.	*	4,598	29,749
Dataram Corp.	*†	1,175	952
Diebold, Inc.		12,962	389,767
Dot Hill Systems Corp.	*	3,866	5,142
Electronics for Imaging, Inc.	*	3,912	55,746
Hutchinson Technology, Inc.	*†	2,054	3,081
iGO, Inc.	*	2,804	2,165
Imation Corp.	*	18,494	105,971
Immersion Corp.	*	5,977	30,961
Intermec, Inc.	*	5,471	37,531
Intevac, Inc.	*†	3,891	28,793
NCR Corp.	*	20,810	342,533
Novatel Wireless, Inc.	*	10,536	32,978
Overland Storage, Inc.	*	9,851	24,627

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Presstek, Inc.	*	6,107	$3,298
QLogic Corp.	*	23,188	347,820
Quantum Corp.	*	58,778	141,067
Rimage Corp.		924	10,395
Silicon Graphics International Corp.	*†	4,183	47,937
STEC, Inc.	*	14,855	127,604
Stratasys, Inc.	*	1,962	59,664
Synaptics, Inc.	*†	5,067	152,770
TransAct Technologies, Inc.	*	889	6,454

			2,091,237

Construction & Engineering—0.8%
AECOM Technology Corp.	*	23,093	475,023
Aegion Corp.	*	2,980	45,713
Comfort Systems USA, Inc.	†	3,803	40,768
Dycom Industries, Inc.	*	13,213	276,416
EMCOR Group, Inc.		10,329	276,921
Furmanite Corp.	*†	4,100	25,871
Granite Construction, Inc.		5,631	133,567
KBR, Inc.		23,912	666,428
Layne Christensen Co.	*	1,813	43,875
MasTec, Inc.	*	11,328	196,767
Northwest Pipe Co.	*	1,025	23,432
Orion Marine Group, Inc.	*	17,265	114,812
Pike Electric Corp.	*†	1,369	9,843
Shaw Group, Inc. (The)	*	12,959	348,597
Sterling Construction Co., Inc.	*	1,751	18,858
Tutor Perini Corp.	*	5,845	72,127
URS Corp.	*	9,779	343,439

			3,112,457

Construction Materials—0.1%
Eagle Materials, Inc.		6,632	170,177
Headwaters, Inc.	*	14,630	32,479
Martin Marietta Materials, Inc.	†	3,598	271,325
Texas Industries, Inc.	†	3,011	92,678

			566,659

Consumer Finance—0.3%
Advance America Cash Advance Centers, Inc.		18,116	162,138
Cash America International, Inc.		6,335	295,401
CompuCredit Holdings Corp.	*	1,291	4,777
DFC Global Corp.	*	10,439	188,528
Ezcorp, Inc., Class A	*	7,391	194,901
First Cash Financial Services, Inc.	*	7,544	264,719
First Marblehead Corp. (The)	*	4,118	4,818
Nelnet, Inc., Class A		4,517	110,531
World Acceptance Corp.	*	1,219	89,596

			1,315,409

Containers & Packaging—1.1%
AEP Industries, Inc.	*	1,109	31,218
AptarGroup, Inc.		8,229	429,307
Crown Holdings, Inc.	*	29,102	977,245
Graphic Packaging Holding Co.	*	52,944	225,542
Greif, Inc., Class A		4,197	191,173
Myers Industries, Inc.		4,506	55,604

		Shares	Value

Packaging Corp. of America		19,693	$497,051
Rock-Tenn Co., Class A		10,108	583,232
Silgan Holdings, Inc.		9,969	385,202
Sonoco Products Co.		14,585	480,722
Temple-Inland, Inc.		17,877	566,880

			4,423,176

Distributors—0.2%
LKQ Corp.	*	22,164	666,693
Pool Corp.		4,626	139,243
VOXX International Corp.	*	2,945	24,885

			830,821

Diversified Consumer Services—0.9%
American Public Education, Inc.	*†	2,444	105,776
Ascent Capital Group, Inc., Class A	*	2,424	122,945
Capella Education Co.	*	3,229	116,405
Career Education Corp.	*	11,632	92,707
Coinstar, Inc.	*†	3,501	159,786
Corinthian Colleges, Inc.	*†	17,447	37,860
Education Management Corp.	*†	12,017	336,356
Grand Canyon Education, Inc.	*†	8,434	134,607
Hillenbrand, Inc.		8,605	192,064
ITT Educational Services, Inc.	*†	4,939	280,980
K12, Inc.	*	8,049	144,399
Learning Tree International, Inc.	*	4,044	28,389
Matthews International Corp., Class A		4,455	140,021
Regis Corp.	†	10,952	181,256
School Specialty, Inc.	*	1,184	2,960
Service Corp. International		41,199	438,769
Sotheby’s		8,625	246,071
Steiner Leisure Ltd. (Bahamas)	*	1,645	74,666
Stewart Enterprises, Inc., Class A	†	11,267	64,898
Strayer Education, Inc.	†	944	91,747
Universal Technical Institute, Inc.	*†	4,524	57,817
Weight Watchers International, Inc.	†	7,607	418,461

			3,468,940

Diversified Financial Services—0.3%
Interactive Brokers Group, Inc., Class A		11,762	175,724
MarketAxess Holdings, Inc.		8,655	260,602
MSCI, Inc., Class A	*	19,794	651,817
PHH Corp.	*	11,809	126,356
PICO Holdings, Inc.	*	1,955	40,234
Resource America, Inc., Class A		1,547	7,364

			1,262,097

Diversified Telecommunication Services—0.5%
8x8, Inc.	*†	33,730	106,924
AboveNet, Inc.	*	2,364	153,684
Alaska Communications Systems Group, Inc.	†	8,744	26,320
Atlantic Tele-Network, Inc.		1,034	40,378
Cbeyond, Inc.	*	5,638	45,160
Cincinnati Bell, Inc.	*	76,144	230,716
Cogent Communications Group, Inc.	*	3,453	58,321

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Consolidated Communications Holdings, Inc.		13,175	$250,984
General Communication, Inc., Class A	*†	3,847	37,662
HickoryTech Corp.		2,286	25,329
IDT Corp., Class B		2,274	21,330
Integrated Telecom Express, Inc.	*‡d	1,103	—
Level 3 Communications, Inc.	*	28,997	492,659
Lumos Networks Corp.		1,551	23,792
Neutral Tandem, Inc.	*	13,265	141,803
Premiere Global Services, Inc.	*	5,642	47,788
Superior TeleCom, Inc.	*‡d	2,014	—
SureWest Communications		6,213	74,742
tw telecom inc.	*	20,524	397,755

			2,175,347

Electric Utilities—1.4%
Allete, Inc.		5,454	228,959
Central Vermont Public Service Corp.		6,116	214,672
Cleco Corp.		9,591	365,417
El Paso Electric Co.		6,402	221,765
Empire District Electric Co. (The)		15,918	335,711
Great Plains Energy, Inc.		19,050	414,909
Hawaiian Electric Industries, Inc.		19,153	507,171
IDACORP, Inc.		8,759	371,469
ITC Holdings Corp.		6,901	523,648
MGE Energy, Inc.		4,750	222,158
NV Energy, Inc.		29,607	484,074
Otter Tail Corp.		2,897	63,792
PNM Resources, Inc.		13,928	253,907
Portland General Electric Co.		11,420	288,812
UIL Holdings Corp.	†	7,355	260,146
Unisource Energy Corp.		10,080	372,154
Unitil Corp.		1,689	47,934
Westar Energy, Inc.		13,513	388,904

			5,565,602

Electrical Equipment—1.3%
A123 Systems, Inc.	*†	39,421	63,468
Active Power, Inc.	*†	28,492	18,805
Acuity Brands, Inc.	†	3,756	199,068
American Superconductor Corp.	*†	6,746	24,893
AMETEK, Inc.		28,325	1,192,482
AZZ, Inc.	†	1,134	51,529
Babcock & Wilcox Co. (The)	*	19,772	477,296
Belden, Inc.		7,758	258,186
Brady Corp., Class A		7,763	245,078
Capstone Turbine Corp.	*†	79,299	91,987
Encore Wire Corp.		1,693	43,849
EnerSys	*	11,416	296,474
Franklin Electric Co., Inc.		3,929	171,147
FuelCell Energy, Inc.	*†	9,197	8,020
General Cable Corp.	*	7,507	187,750
GrafTech International Ltd.	*	22,518	307,371
Hubbell, Inc., Class B		6,770	452,642
II-VI, Inc.	*	3,964	72,779

		Shares	Value

LSI Industries, Inc.		3,003	$18,018
Magnetek, Inc.	*	458	3,943
Orbit International Corp.	*	2,812	10,039
Plug Power, Inc.	*†	893	1,822
Polypore International, Inc.	*†	3,591	157,968
Powell Industries, Inc.	*	1,046	32,719
PowerSecure International, Inc.	*	2,650	13,117
Regal-Beloit Corp.		5,997	305,667
Thomas & Betts Corp.	*	11,859	647,501
Ultralife Corp.	*	3,672	14,761
Universal Security Instruments, Inc.	*	266	1,404
Valence Technology, Inc.	*†	4,773	4,678
Vicor Corp.		3,481	27,709

			5,402,170

Electronic Equipment, Instruments & Components—2.1%
Agilysys, Inc.	*	2,266	18,015
Anixter International, Inc.	*	5,818	346,986
Arrow Electronics, Inc.	*	15,039	562,609
Avnet, Inc.	*	23,170	720,355
AVX Corp.		13,236	168,891
Badger Meter, Inc.	†	4,287	126,166
Benchmark Electronics, Inc.	*	14,600	196,662
Brightpoint, Inc.	*	13,208	142,118
Checkpoint Systems, Inc.	*	3,624	39,647
Cognex Corp.		3,335	119,360
Coherent, Inc.	*	3,191	166,794
CTS Corp.		4,578	42,118
Daktronics, Inc.	†	3,564	34,107
Dolby Laboratories, Inc., Class A	*	6,100	186,111
DTS, Inc.	*	1,605	43,720
Echelon Corp.	*†	3,748	18,253
Electro Rent Corp.		2,563	43,955
Electro Scientific Industries, Inc.	*	3,685	53,359
FARO Technologies, Inc.	*	1,212	55,752
FEI Co.	*	7,016	286,112
Frequency Electronics, Inc.	*	822	6,297
ID Systems, Inc.	*	2,437	11,527
Identive Group, Inc.	*	1,494	3,332
Ingram Micro, Inc., Class A	*	30,748	559,306
Insight Enterprises, Inc.	*	2,944	45,014
IPG Photonics Corp.	*	6,852	232,077
Iteris, Inc.	*	4,264	5,543
Itron, Inc.	*	9,037	323,253
LeCroy Corp.	*	3,916	32,934
Lightpath Technologies, Inc., Class A	*†	17,646	18,881
Littelfuse, Inc.	†	2,845	122,278
LoJack Corp.	*	1,880	5,772
LRAD Corp.	*	3,686	5,492
Maxwell Technologies, Inc.	*†	3,381	54,907
Measurement Specialties, Inc.	*	3,063	85,641
Mercury Computer Systems, Inc.	*	2,443	32,467
Mesa Laboratories, Inc.		1,200	49,728
Methode Electronics, Inc.	†	16,111	133,560
Microvision, Inc.	*†	114,459	41,217
MTS Systems Corp.		1,818	74,083
National Instruments Corp.		17,107	443,927
Newport Corp.	*	3,015	41,034
OSI Systems, Inc.	*	2,179	106,292
Park Electrochemical Corp.		1,950	49,959
PC Connection, Inc.		2,755	30,553

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Planar Systems, Inc.	*	8,504	$16,498
Plexus Corp.	*	4,416	120,910
Power-One, Inc.	*	40,825	159,626
Pulse Electronics Corp.		7,988	22,366
Radisys Corp.	*	2,757	13,950
Research Frontiers, Inc.	*	2,932	9,910
Rofin-Sinar Technologies, Inc.	*	3,102	70,881
Rogers Corp.	*	1,417	52,231
Sanmina-SCI Corp.	*	9,115	84,861
ScanSource, Inc.	*	1,798	64,728
Sigmatron International, Inc.	*	283	934
SYNNEX Corp.	*	4,002	121,901
Tech Data Corp.	*	9,988	493,507
Trimble Navigation Ltd.	*	16,777	728,122
TTM Technologies, Inc.	*	9,216	101,007
Universal Display Corp.	*†	3,507	128,672
Vishay Intertechnology, Inc.	*	19,798	177,984
Vishay Precision Group, Inc.	*	7,543	120,537
Wayside Technology Group, Inc.		1,787	21,712
X-Rite, Inc.	*†	2,441	11,326
Zygo Corp.	*	2,489	43,931

			8,451,758

Energy Equipment & Services—2.1%
Atwood Oceanics, Inc.	*	7,768	309,089
Basic Energy Services, Inc.	*	5,491	108,173
Bolt Technology Corp.		3,477	39,777
Bristow Group, Inc.		5,164	244,722
Cal Dive International, Inc.	*	45,231	101,770
CARBO Ceramics, Inc.	†	2,127	262,323
Complete Production Services, Inc.	*	15,650	525,214
Dawson Geophysical Co.	*	930	36,763
Dresser-Rand Group, Inc.	*	13,863	691,902
Dril-Quip, Inc.	*	3,953	260,186
Exterran Holdings, Inc.	*	10,606	96,515
Gulfmark Offshore, Inc., Class A	*	3,758	157,874
Helix Energy Solutions Group, Inc.	*	10,795	170,561
Hercules Offshore, Inc.	*	42,310	187,856
Hornbeck Offshore Services, Inc.	*†	4,277	132,673
ION Geophysical Corp.	*	22,870	140,193
Key Energy Services, Inc.	*	31,716	490,646
Lufkin Industries, Inc.		5,305	357,080
Matrix Service Co.	*	2,410	22,750
McDermott International, Inc.	*	32,280	371,543
Mitcham Industries, Inc.	*	3,707	80,961
Natural Gas Services Group, Inc.	*†	2,837	41,023
Newpark Resources, Inc.	*	17,228	163,666
Oceaneering International, Inc.		12,244	564,816
Oil States International, Inc.	*	5,243	400,408
OYO Geospace Corp.	*	550	42,531
Parker Drilling Co.	*	15,606	111,895
Patterson-UTI Energy, Inc.		35,480	708,890
PHI, Inc.	*	1,283	31,883
Pioneer Drilling Co.	*	16,802	162,643
RPC, Inc.	†	16,792	306,454
SEACOR Holdings, Inc.	*	2,817	250,600

		Shares	Value

Superior Energy Services, Inc.	*	11,934	$339,403
Tetra Technologies, Inc.	*	8,961	83,696
Tidewater, Inc.		5,295	261,043
Unit Corp.	*	6,849	317,794
Vantage Drilling Co.	*†	35,506	41,187

			8,616,503

Food & Staples Retailing—0.4%
Andersons, Inc. (The)		1,795	78,370
Arden Group, Inc., Class A	†	391	35,194
Casey’s General Stores, Inc.		7,327	377,414
Nash Finch Co.		1,190	34,843
Pantry, Inc. (The)	*	2,139	25,604
Pricesmart, Inc.		531	36,952
Rite Aid Corp.	*	203,564	256,491
Ruddick Corp.	†	6,610	281,850
Spartan Stores, Inc.		3,490	64,565
United Natural Foods, Inc.	*	4,444	177,804
Village Super Market, Inc., Class A		2,777	79,006
Weis Markets, Inc.		1,103	44,054
Winn-Dixie Stores, Inc.	*	11,232	105,356

			1,597,503

Food Products—1.8%
B&G Foods, Inc.		15,178	365,334
Bridgford Foods Corp.	*†	1,169	11,409
Bunge Ltd.		23,951	1,369,997
Calavo Growers, Inc.	†	2,244	57,626
Cal-Maine Foods, Inc.		6,514	238,217
Chiquita Brands International, Inc.	*	9,802	81,749
Corn Products International, Inc.		10,796	567,762
Darling International, Inc.	*	17,587	233,731
Diamond Foods, Inc.	†	4,466	144,118
Dole Food Co., Inc.	*†	12,165	105,227
Farmer Bros. Co.	†	930	7,105
Flowers Foods, Inc.		29,847	566,496
Fresh Del Monte Produce, Inc.		9,319	233,068
Green Mountain Coffee Roasters, Inc.	*†	17,672	792,589
Griffin Land & Nurseries, Inc.	†	2,039	53,952
Hain Celestial Group, Inc. (The)	*	9,137	334,962
Inventure Foods, Inc.	*	9,182	34,341
J&J Snack Foods Corp.		1,866	99,421
John B. Sanfilippo & Son, Inc.	*	1,899	14,318
Lancaster Colony Corp.	†	2,437	168,982
Omega Protein Corp.	*	1,515	10,802
Ralcorp Holdings, Inc.	*	7,841	670,406
Sanderson Farms, Inc.	†	1,537	77,050
Smart Balance, Inc.	*	15,817	84,779
Smithfield Foods, Inc.	*	18,538	450,103
Snyders-Lance, Inc.		3,688	82,980
Tootsie Roll Industries, Inc.		3,161	74,821
TreeHouse Foods, Inc.	*	7,389	483,093

			7,414,438

Gas Utilities—1.1%
Atmos Energy Corp.		15,421	514,290
Chesapeake Utilities Corp.	†	2,965	128,533
Delta Natural Gas Co., Inc.		3,757	129,053
Laclede Group, Inc. (The)		1,902	76,974

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
National Fuel Gas Co.		11,592	$644,283
New Jersey Resources Corp.		6,561	322,801
Northwest Natural Gas Co.	†	3,667	175,759
Piedmont Natural Gas Co., Inc.	†	16,155	548,947
Questar Corp.		29,569	587,240
South Jersey Industries, Inc.		3,110	176,679
Southwest Gas Corp.		7,750	329,298
UGI Corp.		16,949	498,301
WGL Holdings, Inc.		6,648	293,975

			4,426,133

Health Care Equipment & Supplies—2.3%
Abaxis, Inc.	*	1,864	51,577
ABIOMED, Inc.	*	3,940	72,772
Accuray, Inc.	*	3,768	15,939
Alere, Inc.	*	9,884	228,221
Align Technology, Inc.	*	7,897	187,356
Analogic Corp.		1,287	73,771
AngioDynamics, Inc.	*	14,132	209,295
Atrion Corp.	†	308	73,991
Biolase Technology, Inc.	*†	21,860	56,179
Cantel Medical Corp.		4,511	125,992
Cerus Corp.	*	16,123	45,144
Conceptus, Inc.	*	2,419	30,576
CONMED Corp.	*	9,592	246,227
Cooper Cos., Inc. (The)		6,675	470,721
CryoLife, Inc.	*	4,037	19,378
Cutera, Inc.	*	3,098	23,080
Cyberonics, Inc.	*	2,993	100,265
Cynosure, Inc., Class A	*	772	9,079
DexCom, Inc.	*	11,213	104,393
Endologix, Inc.	*	14,422	165,564
Gen-Probe, Inc.	*	7,280	430,394
Greatbatch, Inc.	*	2,283	50,454
Haemonetics Corp.	*	3,839	235,024
Hill-Rom Holdings, Inc.		8,394	282,794
Hologic, Inc.	*	51,211	896,705
ICU Medical, Inc.	*	1,366	61,470
IDEXX Laboratories, Inc.	*	4,638	356,940
Insulet Corp.	*	2,068	38,940
Integra LifeSciences Holdings Corp.	*	2,236	68,936
Invacare Corp.		4,378	66,940
IRIS International, Inc.	*	2,570	24,029
Kensey Nash Corp.	*	1,683	32,297
MAKO Surgical Corp.	*†	679	17,118
Masimo Corp.	*	5,620	105,010
Medical Action Industries, Inc.	*†	7,146	37,374
Meridian Bioscience, Inc.	†	4,370	82,331
Merit Medical Systems, Inc.	*	3,136	41,960
Natus Medical, Inc.	*	15,518	146,335
Neogen Corp.	*	2,463	75,466
NuVasive, Inc.	*	6,151	77,441
NxStage Medical, Inc.	*	9,600	170,688
OraSure Technologies, Inc.	*	4,328	39,428
Orthofix International NV (Netherlands Antilles)	*	2,888	101,744
Palomar Medical Technologies, Inc.	*	2,762	25,687
Quidel Corp.	*†	14,799	223,909
ResMed, Inc.	*	25,007	635,178
Rochester Medical Corp.	*	5,305	43,978

		Shares	Value

RTI Biologics, Inc.	*	7,464	$33,140
Sirona Dental Systems, Inc.	*	9,020	397,241
SonoSite, Inc.	*	1,320	71,095
Spectranetics Corp.	*	3,376	24,375
Staar Surgical Co.	*	13,188	138,342
STERIS Corp.		9,627	287,077
SurModics, Inc.	*	1,932	28,323
Synovis Life Technologies, Inc.	*	4,579	127,434
Teleflex, Inc.		5,710	349,966
Theragenics Corp.	*	5,822	9,781
ThermoGenesis Corp.	*	1,079	766
Thoratec Corp.	*	9,579	321,471
Urologix, Inc.	*	25,612	27,661
Vision-Sciences, Inc.	*	27,178	51,366
Volcano Corp.	*	5,711	135,865
West Pharmaceutical Services, Inc.		4,069	154,418
Wright Medical Group, Inc.	*	3,907	64,465
Young Innovations, Inc.		677	20,059
Zoll Medical Corp.	*	6,431	406,311

			9,327,246

Health Care Providers & Services—2.7%
Alliance HealthCare Services, Inc.	*	10,817	13,629
Almost Family, Inc.	*	2,502	41,483
Amedisys, Inc.	*	2,921	31,868
American Dental Partners, Inc.	*	4,922	92,681
AMERIGROUP Corp.	*	4,801	283,643
AMN Healthcare Services, Inc.	*†	3,864	17,118
Amsurg Corp.	*	3,079	80,177
Bio-Reference Labs, Inc.	*	11,461	186,471
BioScrip, Inc.	*	3,476	18,979
Brookdale Senior Living, Inc.	*	23,328	405,674
Capital Senior Living Corp.	*	9,966	79,130
CardioNet, Inc.	*	8,331	19,744
Catalyst Health Solutions, Inc.	*	6,266	325,832
Centene Corp.	*	7,045	278,912
Chemed Corp.		2,102	107,643
Chindex International, Inc.	*	1,527	13,010
Community Health Systems, Inc.	*	12,136	211,773
Cross Country Healthcare, Inc.	*	2,631	14,602
Emeritus Corp.	*	5,975	104,622
Ensign Group, Inc. (The)	†	3,393	83,129
Five Star Quality Care, Inc.	*	23,205	69,615
Gentiva Health Services, Inc.	*	3,767	25,427
Hanger Orthopedic Group, Inc.	*	7,988	149,296
HCA Holdings, Inc.	*	7,601	167,450
Health Management Associates, Inc., Class A	*	38,960	287,135
Health Net, Inc.	*	15,676	476,864
HealthSouth Corp.	*	20,125	355,609
Healthspring, Inc.	*	9,544	520,530
Healthways, Inc.	*	3,517	24,127
Henry Schein, Inc.	*	13,916	896,608
HMS Holdings Corp.	*	13,299	425,302
IPC The Hospitalist Co., Inc.	*	4,870	222,656
Kindred Healthcare, Inc.	*	6,873	80,895
Landauer, Inc.		923	47,535
LHC Group, Inc.	*	8,598	110,312
LifePoint Hospitals, Inc.	*	8,109	301,249
Lincare Holdings, Inc.		19,141	492,115
Magellan Health Services, Inc.	*	4,963	245,520

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Mednax, Inc.	*	8,920	$642,329
Molina Healthcare, Inc.	*	3,366	75,163
MWI Veterinary Supply, Inc.	*	1,472	97,800
National Healthcare Corp.	†	1,078	45,168
National Research Corp.		1,250	48,513
Omnicare, Inc.		15,436	531,770
Owens & Minor, Inc.	†	8,595	238,855
PDI, Inc.	*	864	5,573
PharMerica Corp.	*	5,445	82,655
Providence Service Corp. (The)	*	3,898	53,637
PSS World Medical, Inc.	*	14,310	346,159
Psychemedics Corp.		902	8,208
Skilled Healthcare Group, Inc., Class A	*	10,902	59,525
Sun Healthcare Group, Inc.	*†	7,309	28,359
Sunrise Senior Living, Inc.	*†	17,453	113,095
Team Health Holdings, Inc.	*	2,035	44,912
Triple-S Management Corp., Class B (Puerto Rico)	*	7,729	154,735
U.S. Physical Therapy, Inc.		2,083	40,993
Universal American Corp.		10,462	132,972
Universal Health Services, Inc., Class B		10,922	424,429
Vanguard Health Systems, Inc.	*	3,023	30,895
VCA Antech, Inc.	*	11,415	225,446
WellCare Health Plans, Inc.	*	5,753	302,033

			11,041,589

Health Care Technology—0.4%
Allscripts Healthcare Solutions, Inc.	*	35,462	671,650
athenahealth, Inc.	*	3,145	154,482
Authentidate Holding Corp.	*	41,599	28,287
Computer Programs & Systems, Inc.		3,593	183,638
MedAssets, Inc.	*	10,517	97,282
Medidata Solutions, Inc.	*	11,494	249,995
Mediware Information Systems, Inc.	*	1,191	15,269
Merge Healthcare, Inc.	*	9,619	46,652
Omnicell, Inc.	*	7,892	130,376
Quality Systems, Inc.		4,710	174,223

			1,751,854

Hotels, Restaurants & Leisure—3.0%
AFC Enterprises, Inc.	*	5,988	88,024
Ambassadors Group, Inc.		2,796	12,610
Ameristar Casinos, Inc.		3,664	63,351
Bally Technologies, Inc.	*	6,636	262,520
Benihana, Inc.	*	680	6,956
Biglari Holdings, Inc.	*	109	40,138
Bluegreen Corp.	*	1,800	5,058
Bob Evans Farms, Inc.		2,925	98,105
Boyd Gaming Corp.	*†	9,758	72,795
Brinker International, Inc.		6,508	174,154
Buffalo Wild Wings, Inc.	*†	4,069	274,698
CEC Entertainment, Inc.		2,926	100,801
Cheesecake Factory, Inc. (The)	*	8,701	255,374
Choice Hotels International, Inc.		6,229	237,014
Churchill Downs, Inc.		1,567	81,688
Cosi, Inc.	*	16,495	11,629

		Shares	Value

Cracker Barrel Old Country Store, Inc.	†	2,879	$145,130
DineEquity, Inc.	*	1,467	61,922
Domino’s Pizza, Inc.	*	12,378	420,233
Dover Downs Gaming & Entertainment, Inc.		1,687	3,610
Dover Motorsports, Inc.	*	1,645	1,711
Gaylord Entertainment Co.	*†	5,614	135,522
Great Wolf Resorts, Inc.	*	3,072	8,909
Hyatt Hotels Corp., Class A	*	8,122	305,712
International Speedway Corp., Class A		3,250	82,388
Interval Leisure Group, Inc.	*†	2,598	35,359
Isle of Capri Casinos, Inc.	*	1,251	5,842
Jack in the Box, Inc.	*	8,142	170,168
Jamba, Inc.	*	31,424	41,165
Krispy Kreme Doughnuts, Inc.	*	23,022	150,564
Las Vegas Sands Corp.	*	83,691	3,576,116
Life Time Fitness, Inc.	*	4,455	208,271
Luby’s, Inc.	*	14,427	65,066
Marcus Corp.	†	1,805	22,761
Marriott Vacations Worldwide Corp.	*	4,601	78,953
McCormick & Schmick’s Seafood Restaurants, Inc.	*	5,172	45,203
MGM Resorts International	*	59,481	620,387
Monarch Casino & Resort, Inc.	*	6,897	70,280
Morgans Hotel Group Co.	*	7,052	41,607
MTR Gaming Group, Inc.	*	4,525	8,462
Multimedia Games Holding Co., Inc.	*	2,902	23,042
O’Charleys, Inc.	*	3,157	17,332
Orient-Express Hotels Ltd., Class A (Bermuda)	*	13,651	101,973
P.F. Chang’s China Bistro, Inc.		7,791	240,820
Panera Bread Co., Class A	*	3,669	518,980
Papa John’s International, Inc.	*	2,356	88,774
Peet’s Coffee & Tea, Inc.	*†	2,241	140,466
Penn National Gaming, Inc.	*	13,863	527,764
Pinnacle Entertainment, Inc.	*	22,133	224,871
Red Robin Gourmet Burgers, Inc.	*	1,203	33,323
Royal Caribbean Cruises Ltd.		20,951	518,956
Ruby Tuesday, Inc.	*	20,841	143,803
Scientific Games Corp., Class A	*	13,630	132,211
Shuffle Master, Inc.	*	6,463	75,746
Six Flags Entertainment Corp.		2,764	113,987
Sonic Corp.	*	13,814	92,968
Speedway Motorsports, Inc.		1,680	25,754
Texas Roadhouse, Inc.		22,121	329,603
Vail Resorts, Inc.	†	4,618	195,619
Wendy’s Co. (The)		64,355	344,943
WMS Industries, Inc.	*	4,326	88,770

			12,069,961

Household Durables—1.0%
American Greetings Corp., Class A		7,214	90,247
Bassett Furniture Industries, Inc.		610	4,569
Beazer Homes USA, Inc.	*†	42,835	106,231
Blyth, Inc.		877	49,814
Cavco Industries, Inc.	*†	1,216	48,713
CSS Industries, Inc.	†	1,140	22,709

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Ethan Allen Interiors, Inc.		3,468	$82,226
Furniture Brands International, Inc.	*	9,746	11,988
Helen of Troy Ltd. (Bermuda)	*	3,893	119,515
Hooker Furniture Corp.		3,953	45,341
Hovnanian Enterprises, Inc., Class A	*†	48,421	70,210
Jarden Corp.		13,859	414,107
KB Home	†	20,796	139,749
Kid Brands, Inc.	*	1,157	3,656
La-Z-Boy, Inc.	*	13,087	155,735
M/I Homes, Inc.	*	1,741	16,714
MDC Holdings, Inc.		5,581	98,393
Meritage Homes Corp.	*	4,845	112,355
Mohawk Industries, Inc.	*	6,587	394,232
NVR, Inc.	*	724	496,664
Ryland Group, Inc. (The)		13,131	206,945
Sealy Corp.	*†	6,171	10,614
Skyline Corp.		918	3,993
Standard Pacific Corp.	*†	29,234	92,964
Tempur-Pedic International, Inc.	*†	7,158	376,010
Toll Brothers, Inc.	*	13,312	271,831
Tupperware Brands Corp.		8,397	469,980
Universal Electronics, Inc.	*	3,125	52,719

			3,968,224

Household Products—0.5%
Central Garden and Pet Co., Class A	*	2,770	23,047
Church & Dwight Co., Inc.		23,288	1,065,659
Energizer Holdings, Inc.	*	10,457	810,208
WD-40 Co.		2,756	111,370

			2,010,284

Independent Power Producers & Energy Traders—0.4%
Calpine Corp.	*	75,224	1,228,408
Dynegy, Inc.	*	14,760	40,885
Genie Energy Ltd., Class B		2,274	18,033
GenOn Energy, Inc.	*	76,798	200,443
Ormat Technologies, Inc.	†	9,093	163,947
Tegal Corp.	*	62	207

			1,651,923

Industrial Conglomerates—0.2%
Carlisle Cos., Inc.		9,558	423,419
Raven Industries, Inc.		5,412	335,003
Seaboard Corp.	*	43	87,548
Standex International Corp.		1,584	54,125

			900,095

Insurance—4.5%
Alleghany Corp.	*†	565	161,189
Allied World Assurance Co. Holdings AG (Switzerland)		7,319	460,585
Alterra Capital Holdings Ltd. (Bermuda)		13,003	307,261
American Financial Group, Inc.		19,300	711,977
American National Insurance Co.		3,374	246,403
American Safety Insurance Holdings Ltd.	*	8,481	184,462

		Shares	Value

AMERISAFE, Inc.	*	5,765	$134,036
Amtrust Financial Services, Inc.		10,931	259,611
Arch Capital Group Ltd. (Bermuda)	*	21,151	787,452
Argo Group International Holdings Ltd. (Bermuda)		3,031	87,778
Arthur J. Gallagher & Co.		19,079	638,002
Aspen Insurance Holdings Ltd. (Bermuda)		16,805	445,332
Assured Guaranty Ltd. (Bermuda)		15,420	202,619
Axis Capital Holdings Ltd. (Bermuda)		23,436	749,015
Baldwin & Lyons, Inc., Class B		1,316	28,689
Brown & Brown, Inc.		22,389	506,663
Citizens, Inc.	*	28,808	279,150
CNA Financial Corp.		8,930	238,877
CNO Financial Group, Inc.	*	33,835	213,499
Crawford & Co., Class B		3,543	21,825
Delphi Financial Group, Inc., Class A		5,179	229,430
eHealth, Inc.	*	9,146	134,446
EMC Insurance Group, Inc.		1,041	21,413
Employers Holdings, Inc.		8,216	148,627
Endurance Specialty Holdings Ltd. (Bermuda)		9,153	350,102
Enstar Group Ltd. (Bermuda)	*	626	61,473
Erie Indemnity Co., Class A		3,864	302,010
Everest Re Group Ltd. (Bermuda)		7,051	592,919
FBL Financial Group, Inc., Class A		2,268	77,157
Fidelity National Financial, Inc., Class A		32,112	511,544
First American Financial Corp.		13,864	175,657
Flagstone Reinsurance Holdings SA (Luxembourg)		11,279	93,503
Greenlight Capital Re Ltd., Class A (Cayman Islands)	*	4,754	112,527
Hanover Insurance Group, Inc. (The)		4,762	166,432
Harleysville Group, Inc.		1,963	111,047
HCC Insurance Holdings, Inc.		18,265	502,288
Hilltop Holdings, Inc.	*	18,258	154,280
Horace Mann Educators Corp.		11,211	153,703
Independence Holding Co.	†	5,932	48,227
Infinity Property & Casualty Corp.		1,280	72,627
Kansas City Life Insurance Co.	†	1,203	39,482
Kemper Corp.		11,715	342,195
Markel Corp.	*	1,119	464,016
MBIA, Inc.	*†	12,247	141,943
Meadowbrook Insurance Group, Inc.		24,397	260,560
Mercury General Corp.		5,146	234,761
Montpelier Re Holdings Ltd. (Bermuda)		15,659	277,947
National Financial Partners Corp.	*†	9,598	129,765
Navigators Group, Inc. (The)	*	1,745	83,202
Old Republic International Corp.		33,631	311,759
OneBeacon Insurance Group Ltd., Class A		6,290	96,803

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
PartnerRe Ltd. (Bermuda)		9,324	$598,694
Phoenix Cos., Inc. (The)	*†	29,424	49,432
Platinum Underwriters Holdings Ltd. (Bermuda)		10,542	359,588
Presidential Life Corp.		2,568	25,654
ProAssurance Corp.		3,102	247,602
Protective Life Corp.		9,843	222,058
Reinsurance Group of America, Inc.		11,745	613,676
RenaissanceRe Holdings Ltd. (Bermuda)		6,822	507,352
RLI Corp.	†	1,980	144,263
Safety Insurance Group, Inc.		1,536	62,177
SeaBright Holdings, Inc.		3,141	24,029
Selective Insurance Group, Inc.		9,573	169,729
StanCorp Financial Group, Inc.		9,728	357,504
State Auto Financial Corp.		2,585	35,130
Stewart Information Services Corp.		1,684	19,450
Symetra Financial Corp.		15,274	138,535
Tower Group, Inc.		3,847	77,594
Transatlantic Holdings, Inc.		4,297	235,175
United Fire & Casualty Co.		2,592	52,307
Validus Holdings Ltd. (Bermuda)		14,426	454,419
W.R. Berkley Corp.		22,306	767,103
White Mountains Insurance Group Ltd.		706	320,143

			18,547,884

Internet & Catalog Retail—0.5%
1-800-Flowers.com, Inc., Class A	*	2,113	4,648
Blue Nile, Inc.	*†	2,444	99,911
dELiA*s, Inc.	*	2,555	2,606
Geeknet, Inc.	*	661	11,270
Groupon, Inc., Class A	*†	5,455	112,536
Hollywood Media Corp.	*	10,671	13,552
HSN, Inc.		5,319	192,867
Liberty Interactive Corp., Series A	*	77,943	1,263,846
Nutrisystem, Inc.	†	5,029	65,025
Overstock.com, Inc.	*	3,326	26,076
Shutterfly, Inc.	*†	8,472	192,823
Valuevision Media, Inc., Class A	*	6,193	11,643

			1,996,803

Internet Software & Services—1.4%
AOL, Inc.	*	14,126	213,303
Autobytel, Inc.	*	4,755	3,328
comScore, Inc.	*	2,914	61,777
Constant Contact, Inc.	*†	8,587	199,304
Crexendo, Inc.	†	1,043	2,952
DealerTrack Holdings, Inc.	*	4,113	112,120
Digital River, Inc.	*	5,786	86,906
Earthlink, Inc.		42,332	272,618
Equinix, Inc.	*	5,548	562,567
IAC/InterActiveCorp		15,997	681,472
InfoSpace, Inc.	*	11,869	130,440
Internap Network Services Corp.	*	12,216	72,563
Ipass, Inc.	*†	6,163	8,567

		Shares	Value

j2 Global, Inc.	†	5,821	$163,803
Keynote Systems, Inc.		3,262	67,001
Limelight Networks, Inc.	*	3,711	10,985
LinkedIn Corp., Class A	*†	1,220	76,872
LivePerson, Inc.	*	6,309	79,178
LogMeIn, Inc.	*†	6,170	237,853
Looksmart Ltd.	*	4,010	5,173
LoopNet, Inc.	*	13,367	244,349
Marchex, Inc., Class B	†	2,710	16,937
Move, Inc.	*	14,314	90,464
NIC, Inc.		10,696	142,364
OpenTable, Inc.	*†	4,703	184,028
Openwave Systems, Inc.	*	21,687	34,265
Perficient, Inc.	*	2,090	20,921
Rackspace Hosting, Inc.	*†	12,978	558,184
RealNetworks, Inc.	†	2,695	20,213
RightNow Technologies, Inc.	*	8,593	367,179
Saba Software, Inc.	*†	3,576	28,215
Stamps.com, Inc.	*	3,772	98,562
support.com, Inc.	*	4,962	11,165
United Online, Inc.		18,915	102,898
ValueClick, Inc.	*	13,525	220,322
Vertro, Inc.	*	1,316	1,355
Vocus, Inc.	*	2,731	60,328
Web.com Group, Inc.	*	1,785	20,438
WebMD Health Corp.	*	6,687	251,097
WebMediaBrands, Inc.	*	4,020	1,829
XO Group, Inc.	*	3,458	28,840
Zix Corp.	*	18,330	51,691

			5,604,426

IT Services—2.0%
Acxiom Corp.	*	9,001	109,902
Alliance Data Systems Corp.	*	7,049	731,968
Broadridge Financial Solutions, Inc.		24,753	558,180
CACI International, Inc., Class A	*	4,046	226,252
Cass Information Systems, Inc.	†	1,334	48,541
Ciber, Inc.	*	14,012	54,086
Convergys Corp.	*	30,359	387,684
CoreLogic, Inc.	*	15,057	194,687
CSG Systems International, Inc.	*	3,644	53,603
DST Systems, Inc.		9,362	426,158
Edgewater Technology, Inc.	*	2,568	7,062
Euronet Worldwide, Inc.	*	6,728	124,333
Forrester Research, Inc.	*	1,573	53,388
Gartner, Inc.	*	18,144	630,867
Genpact Ltd. (Bermuda)	*	33,812	505,489
Global Cash Access Holdings, Inc.	*	27,153	120,831
Global Payments, Inc.		12,347	585,001
Hackett Group, Inc. (The)	*	7,902	29,554
Heartland Payment Systems, Inc.		6,660	162,238
Higher One Holdings, Inc.	*†	896	16,522
iGATE Corp.	*	2,997	47,143
Jack Henry & Associates, Inc.		12,750	428,528
Lender Processing Services, Inc.		11,943	179,981
Lionbridge Technologies, Inc.	*	18,369	42,065
Management Network Group, Inc.	*	320	486
Mantech International Corp., Class A		3,037	94,876

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
MAXIMUS, Inc.		4,986	$206,171
ModusLink Global Solutions, Inc.		3,461	18,689
MoneyGram International, Inc.	*	3,640	64,610
NCI, Inc., Class A	*†	1,956	22,787
NeuStar, Inc., Class A	*	16,328	557,928
Online Resources Corp.	*	2,780	6,728
Pfsweb, Inc.	*	1,209	3,978
Sapient Corp.		25,306	318,856
StarTek, Inc.	*	1,875	3,600
Syntel, Inc.		3,095	144,753
TeleTech Holdings, Inc.	*	4,611	74,698
TNS, Inc.	*	6,651	117,856
Unisys Corp.	*	7,450	146,840
VeriFone Systems, Inc.	*	12,855	456,610
Wright Express Corp.	*	4,601	249,742

			8,213,271

Leisure Equipment & Products—0.3%
Arctic Cat, Inc.	*	1,738	39,192
Brunswick Corp.		10,281	185,675
Callaway Golf Co.	†	18,335	101,393
Eastman Kodak Co.	*†	13,983	9,082
Jakks Pacific, Inc.		3,922	55,339
Leapfrog Enterprises, Inc.	*	19,865	111,045
Nautilus, Inc.	*	2,480	4,340
Polaris Industries, Inc.		7,116	398,354
Smith & Wesson Holding Corp.	*	46,824	204,153
Steinway Musical Instruments, Inc.	*	1,536	38,461
Sturm Ruger & Co., Inc.		2,146	71,805

			1,218,839

Life Sciences Tools & Services—0.8%
Affymetrix, Inc.	*	21,563	88,193
Albany Molecular Research, Inc.	*	2,944	8,626
Bio-Rad Laboratories, Inc., Class A	*	2,830	271,793
Bruker Corp.	*	19,689	244,537
Cambrex Corp.	*	2,958	21,238
Charles River Laboratories International, Inc.	*	11,766	321,565
Covance, Inc.	*	7,186	328,544
Enzo Biochem, Inc.	*	6,306	14,125
eResearchTechnology, Inc.	*	6,233	29,233
Furiex Pharmaceuticals, Inc.	*	1,473	24,614
Illumina, Inc.	*	23,166	706,100
Luminex Corp.	*	4,012	85,175
Mettler-Toledo International, Inc.	*	3,252	480,353
PAREXEL International Corp.	*	8,690	180,231
Sequenom, Inc.	*†	27,582	122,740
Techne Corp.		4,152	283,415

			3,210,482

Machinery—3.9%
Actuant Corp., Class A		12,782	290,024
AGCO Corp.	*	12,948	556,376
Albany International Corp., Class A		5,145	118,952
Ampco-Pittsburgh Corp.		986	19,069

		Shares	Value

Astec Industries, Inc.	*	1,849	$59,556
Barnes Group, Inc.		11,835	285,342
Blount International, Inc.	*	10,859	157,673
Briggs & Stratton Corp.		9,174	142,105
Cascade Corp.		779	36,745
Chart Industries, Inc.	*	2,690	145,448
CIRCOR International, Inc.		1,935	68,325
CLARCOR, Inc.		11,689	584,333
Colfax Corp.	*†	7,548	214,967
Columbus McKinnon Corp.	*	4,765	60,468
Commercial Vehicle Group, Inc.	*	6,660	60,206
Crane Co.		12,831	599,336
Donaldson Co., Inc.		13,187	897,771
Dynamic Materials Corp.	†	9,575	189,394
EnPro Industries, Inc.	*	5,844	192,735
ESCO Technologies, Inc.		2,714	78,109
Federal Signal Corp.	*	19,708	81,788
Flow International Corp.	*†	9,896	34,636
FreightCar America, Inc.	*	2,798	58,618
Gardner Denver, Inc.		9,936	765,668
Gorman-Rupp Co. (The)		2,362	64,128
Graco, Inc.		13,302	543,919
Graham Corp.		882	19,792
Greenbrier Cos., Inc.	*	1,812	43,995
Harsco Corp.		14,896	306,560
Hurco Cos., Inc.	*	1,248	26,208
IDEX Corp.		15,415	572,051
ITT Corp.		14,806	286,200
John Bean Technologies Corp.		5,724	87,978
Kadant, Inc.	*	1,553	35,113
Kaydon Corp.		6,909	210,725
Kennametal, Inc.		13,046	476,440
L.B. Foster Co., Class A		951	26,904
Lincoln Electric Holdings, Inc.		10,014	391,748
Lindsay Corp.		969	53,188
Lydall, Inc.	*	2,150	20,403
Manitowoc Co., Inc. (The)		19,361	177,928
Meritor, Inc.	*	20,436	108,720
Middleby Corp.	*	2,361	222,028
Mueller Industries, Inc.		5,751	220,953
Mueller Water Products, Inc., Class A	†	30,046	73,312
NACCO Industries, Inc., Class A		310	27,658
Navistar International Corp.	*	7,196	272,584
NN, Inc.	*	6,804	40,824
Nordson Corp.		7,420	305,556
Oshkosh Corp.	*	13,390	286,278
Pentair, Inc.		16,606	552,814
RBC Bearings, Inc.	*	6,724	280,391
Robbins & Myers, Inc.		7,886	382,865
Sauer-Danfoss, Inc.	*	5,746	208,063
SPX Corp.		5,152	310,511
Tecumseh Products Co., Class A	*†	1,703	8,004
Tennant Co.	†	1,394	54,185
Terex Corp.	*	22,188	299,760
Timken Co.		14,936	578,173
Titan International, Inc.		9,793	190,572
Toro Co. (The)		5,158	312,884
Trinity Industries, Inc.		7,537	226,562
Valmont Industries, Inc.		3,340	303,239
Wabash National Corp.	*	10,878	85,284

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
WABCO Holdings, Inc.	*	11,505	$499,317
Wabtec Corp.		9,239	646,268
Watts Water Technologies, Inc., Class A		6,104	208,818
Woodward, Inc.		6,281	257,081

			16,003,628

Marine—0.2%
Alexander & Baldwin, Inc.		4,742	193,568
Eagle Bulk Shipping, Inc.	*†	41,794	39,374
Excel Maritime Carriers Ltd. (Greece)	*†	20,382	29,554
Genco Shipping & Trading Ltd.	*†	24,517	165,735
International Shipholding Corp.	†	724	13,532
Kirby Corp.	*	8,425	554,702

			996,465

Media—2.6%
A.H. Belo Corp., Class A		3,861	18,340
AMC Networks, Inc., Class A	*	11,748	441,490
Arbitron, Inc.		3,649	125,562
Belo Corp., Class A		21,860	137,718
Carmike Cinemas, Inc.	*	6,117	42,085
Charter Communications, Inc., Class A	*	7,269	413,897
Cinemark Holdings, Inc.		14,316	264,703
Clear Channel Outdoor Holdings, Inc., Class A	*	16,925	212,409
Crown Media Holdings, Inc., Class A	*†	4,399	5,323
Cumulus Media, Inc., Class A	*	13,454	44,936
Digital Generation, Inc.	*	2,455	29,264
DISH Network Corp., Class A		34,076	970,484
DreamWorks Animation SKG, Inc., Class A	*†	11,561	191,855
E.W. Scripps Co., (The), Class A	*	13,465	107,855
Emmis Communications Corp., Class A	*	4,461	2,944
Entercom Communications Corp., Class A	*	1,873	11,519
Entravision Communications Corp., Class A		4,930	7,691
Gray Television, Inc.	*	3,878	6,282
Harris Interactive, Inc.	*	6,590	3,685
Harte-Hanks, Inc.		4,646	42,232
John Wiley & Sons, Inc., Class A		5,504	244,378
Journal Communications, Inc., Class A	*	3,220	14,168
Lamar Advertising Co., Class A	*	8,776	241,340
Liberty Global, Inc., Series A	*	24,077	987,879
Liberty Media Corp.—Liberty Capital, Class A	*	18,645	1,455,242
LIN TV Corp., Class A	*	2,390	10,110
Live Nation Entertainment, Inc.	*	27,818	231,168
Madison Square Garden Co. (The), Class A	*	14,922	427,366
Martha Stewart Living Omnimedia, Class A	†	20,003	88,013
McClatchy Co. (The), Class A	*†	3,506	8,379
Media General, Inc., Class A	*†	1,595	6,492

		Shares	Value

Meredith Corp.	†	8,290	$270,669
Morningstar, Inc.		5,535	329,056
National CineMedia, Inc.		13,811	171,256
Navarre Corp.	*	6,720	10,349
New Frontier Media, Inc.	*	6,104	6,348
New York Times Co. (The), Class A	*†	11,654	90,085
Radio Unica Communications Corp.	*‡d	1,900	—
Regal Entertainment Group, Class A	†	22,336	266,692
Salem Communications Corp., Class A	*	850	2,184
Scholastic Corp.	†	2,095	62,787
Sinclair Broadcast Group, Inc., Class A		7,563	85,689
Sirius XM Radio, Inc.	*†	676,489	1,231,210
Valassis Communications, Inc.	*	8,118	156,109
Value Line, Inc.	†	573	5,890
Virgin Media, Inc.		43,275	925,219
World Wrestling Entertainment, Inc., Class A	†	4,170	38,864

			10,447,216

Metals & Mining—1.7%
Allied Nevada Gold Corp.	*	16,240	491,747
AMCOL International Corp.		2,631	70,642
Carpenter Technology Corp.		4,339	223,372
Century Aluminum Co.	*	15,081	128,339
Coeur d’Alene Mines Corp.	*	19,535	471,575
Commercial Metals Co.		11,670	161,396
Compass Minerals International, Inc.		3,923	270,099
Globe Specialty Metals, Inc.		11,348	151,950
Haynes International, Inc.		1,057	57,712
Hecla Mining Co.		44,607	233,295
Horsehead Holding Corp.	*	13,896	125,203
Kaiser Aluminum Corp.		2,084	95,614
Materion Corp.	*	2,925	71,019
Molycorp, Inc.	*†	11,171	267,881
Olympic Steel, Inc.		3,361	78,378
Reliance Steel & Aluminum Co.		9,657	470,199
Royal Gold, Inc.		8,379	564,996
RTI International Metals, Inc.	*	3,141	72,903
Schnitzer Steel Industries, Inc., Class A		2,485	105,066
Southern Copper Corp.		34,877	1,052,588
Steel Dynamics, Inc.		48,394	636,381
Stillwater Mining Co.	*	15,722	164,452
Universal Stainless & Alloy Products, Inc.	*	2,058	76,887
Walter Energy, Inc.		9,631	583,253
Worthington Industries, Inc.		8,883	145,503

			6,770,450

Multiline Retail—0.3%
99 Cents Only Stores	*	11,763	258,198
Dillard’s, Inc., Class A	†	6,475	290,598
Dollar General Corp.	*	7,288	299,828
Fred’s, Inc., Class A	†	5,995	87,407
Saks, Inc.	*†	24,378	237,686
Tuesday Morning Corp.	*	1,816	6,265

			1,179,982

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Multi-Utilities—1.2%
Alliant Energy Corp.		16,688	$736,108
Avista Corp.		12,443	320,407
Black Hills Corp.		8,743	293,590
CH Energy Group, Inc.		1,512	88,271
MDU Resources Group, Inc.		38,677	830,008
NorthWestern Corp.		9,001	322,146
NSTAR		18,989	891,723
OGE Energy Corp.		12,977	735,926
Vectren Corp.		16,240	490,935

			4,709,114

Office Electronics—0.1%
Zebra Technologies Corp., Class A	*	7,185	257,079

Oil, Gas & Consumable Fuels—5.3%
Abraxas Petroleum Corp.	*†	30,906	101,990
Adams Resources & Energy, Inc.		1,462	42,369
Apco Oil and Gas International, Inc.		2,488	203,319
Approach Resources, Inc.	*	11,314	332,745
Arch Coal, Inc.		39,295	570,170
ATP Oil & Gas Corp.	*†	8,607	63,348
Berry Petroleum Co., Class A		6,599	277,290
Bill Barrett Corp.	*	5,963	203,159
Blue Dolphin Energy Co.	*†	521	2,183
BP Prudhoe Bay Royalty Trust		2,101	239,430
BPZ Resources, Inc.	*†	15,708	44,611
Callon Petroleum Co.	*†	20,318	100,980
Carrizo Oil & Gas, Inc.	*	8,019	211,301
Cheniere Energy, Inc.	*†	12,363	107,434
Cimarex Energy Co.		10,870	672,853
Clayton Williams Energy, Inc.	*	1,241	94,167
Cloud Peak Energy, Inc.	*	12,175	235,221
Comstock Resources, Inc.	*†	8,107	124,037
Concho Resources, Inc.	*	14,234	1,334,437
Contango Oil & Gas Co.	*	2,731	158,890
Continental Resources, Inc.	*†	10,476	698,854
CREDO Petroleum Corp.	*	5,377	55,383
Cross Timbers Royalty Trust		833	40,709
Crosstex Energy, Inc.		7,011	88,619
CVR Energy, Inc.	*	15,751	295,016
DHT Holdings, Inc. (Jersey, Channel Islands)		19,677	14,561
Energen Corp.		12,142	607,100
Energy XXI Bermuda Ltd. (Bermuda)	*	10,852	345,962
EXCO Resources, Inc.		39,666	414,510
Forest Oil Corp.	*	19,596	265,526
FX Energy, Inc.	*	12,608	60,518
GMX Resources, Inc.	*†	17,772	22,215
Goodrich Petroleum Corp.	*†	9,150	125,629
Gulfport Energy Corp.	*	2,712	79,868
Harvest Natural Resources, Inc.	*†	4,175	30,812
HollyFrontier Corp.		25,820	604,188
Hugoton Royalty Trust		8,143	153,577
James River Coal Co.	*†	10,211	70,660
Kinder Morgan, Inc.	†	117,341	3,774,860
Kodiak Oil & Gas Corp.	*†	51,668	490,846
Magnum Hunter Resources Corp.	*	29,727	160,229

		Shares	Value

McMoRan Exploration Co.	*†	18,272	$265,858
Northern Oil and Gas, Inc.	*†	3,099	74,314
Oasis Petroleum, Inc.	*†	6,511	189,405
Overseas Shipholding Group, Inc.	†	3,627	39,643
Pacific Ethanol, Inc.	*†	1,422	1,507
Patriot Coal Corp.	*	28,282	239,549
Penn Virginia Corp.		4,723	24,985
Petroleum Development Corp.	*	3,828	134,401
Petroquest Energy, Inc.	*†	13,685	90,321
Plains Exploration & Production Co.	*	22,577	829,027
PostRock Energy Corp.	*	295	829
Quicksilver Resources, Inc.	*†	22,131	148,499
Rentech, Inc.	*	80,188	105,046
REX American Resources Corp.	*	1,034	22,862
Rosetta Resources, Inc.	*	8,720	379,320
SandRidge Energy, Inc.	*	63,115	515,018
SemGroup Corp., Class A	*	1,587	41,357
Ship Finance International Ltd. (Bermuda)	†	12,947	120,925
SM Energy Co.		8,055	588,821
Southern Union Co.		20,819	876,688
Stone Energy Corp.	*	10,027	264,512
Swift Energy Co.	*	4,183	124,319
Syntroleum Corp.	*	9,066	8,703
Teekay Corp. (Canada)	†	8,465	226,269
Tengasco, Inc.	*	9,394	6,629
Toreador Resources Corp. (France)	*	3,690	19,004
Tri-Valley Corp.	*†	10,477	1,490
Ultra Petroleum Corp.	*	27,652	819,329
Uranium Resources, Inc.	*†	5,500	3,993
USEC, Inc.	*†	30,878	35,201
Vaalco Energy, Inc.	*	28,928	174,725
Verenium Corp.	*†	149	325
W&T Offshore, Inc.		9,297	197,189
Warren Resources, Inc.	*	8,229	26,827
Western Refining, Inc.	*	19,287	256,324
Westmoreland Coal Co.	*	2,951	37,625
Whiting Petroleum Corp.	*	15,198	709,595
World Fuel Services Corp.		8,067	338,653

			21,458,663

Paper & Forest Products—0.4%
Buckeye Technologies, Inc.		10,964	366,636
Clearwater Paper Corp.	*	3,863	137,561
Deltic Timber Corp.		1,046	63,168
Domtar Corp. (Canada)		4,889	390,924
Louisiana-Pacific Corp.	*	14,060	113,464
Neenah Paper, Inc.		2,110	47,095
P.H. Glatfelter Co.		15,913	224,692
Schweitzer-Mauduit International, Inc.		1,838	122,154
Wausau Paper Corp.	†	30,223	249,642

			1,715,336

Personal Products—0.5%
Elizabeth Arden, Inc.	*	2,728	101,045
Herbalife Ltd. (Cayman Islands)		17,345	896,216
Mannatech, Inc.	*	2,631	1,079
Medifast, Inc.	*†	7,859	107,826
Nu Skin Enterprises, Inc., Class A	†	11,061	537,233

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Prestige Brands Holdings, Inc.	*	21,896	$246,768
Reliv International, Inc.		3,018	3,923
USANA Health Sciences, Inc.	*†	2,706	82,181

			1,976,271

Pharmaceuticals—1.0%
Alexza Pharmaceuticals, Inc.	*†	102,706	85,246
Auxilium Pharmaceuticals, Inc.	*	12,905	257,197
AVANIR Pharmaceuticals, Inc., Class A	*†	61,519	126,114
Cadence Pharmaceuticals, Inc.	*†	9,924	39,200
Columbia Laboratories, Inc.	*	5,940	14,850
Depomed, Inc.	*	27,228	141,041
Durect Corp.	*	7,330	8,649
Emisphere Technologies, Inc.	*	3,412	733
Endo Pharmaceuticals Holdings, Inc.	*	20,105	694,226
Heska Corp.	*	446	3,256
Hi-Tech Pharmacal Co., Inc.	*	2,404	93,491
Impax Laboratories, Inc.	*†	8,295	167,310
Jazz Pharmaceuticals, Inc.	*	1,251	48,326
KV Pharmaceutical Co., Class A	*†	32,504	45,506
Medicines Co. (The)	*	9,190	171,302
Medicis Pharmaceutical Corp., Class A		6,138	204,088
Nektar Therapeutics	*†	9,644	53,958
Obagi Medical Products, Inc.	*	2,119	21,529
Optimer Pharmaceuticals, Inc.	*†	5,641	69,046
Pain Therapeutics, Inc.	*	10,298	39,132
Par Pharmaceutical Cos., Inc.	*	7,244	237,096
Pozen, Inc.	*	1,922	7,592
Questcor Pharmaceuticals, Inc.	*	13,110	545,114
Salix Pharmaceuticals Ltd.	*	7,992	382,417
Santarus, Inc.	*	11,760	38,926
Viropharma, Inc.	*	10,938	299,592
Vivus, Inc.	*†	32,230	314,242
XenoPort, Inc.	*	3,786	14,425

			4,123,604

Professional Services—1.2%
Acacia Research—Acacia Technologies	*	6,992	255,278
Advisory Board Co. (The)	*	1,300	96,473
Barrett Business Services, Inc.		3,976	79,361
CBIZ, Inc.	*†	32,523	198,716
CDI Corp.		2,129	29,401
Corporate Executive Board Co. (The)		6,168	235,001
CoStar Group, Inc.	*†	1,557	103,899
CRA International, Inc.	*	1,427	28,312
Exponent, Inc.	*	1,790	82,286
FTI Consulting, Inc.	*†	9,264	392,979
Heidrick & Struggles International, Inc.	†	2,178	46,914
Hudson Highland Group, Inc.	*†	10,844	51,943
Huron Consulting Group, Inc.	*	2,888	111,881
ICF International, Inc.	*	8,590	212,860
IHS, Inc., Class A	*	6,570	566,071
Insperity, Inc.	†	2,357	59,750
Kelly Services, Inc., Class A		2,431	33,256
Kforce, Inc.	*†	3,398	41,897
Korn/Ferry International	*	8,421	143,662

		Shares	Value

Manpower, Inc.		8,866	$316,959
Mastech Holdings, Inc.	*	357	1,332
Navigant Consulting, Inc.	*	11,220	128,020
Odyssey Marine Exploration, Inc.	*†	24,771	67,873
On Assignment, Inc.	*	3,093	34,580
RCM Technologies, Inc.	*	13,065	67,677
Resources Connection, Inc.		3,825	40,507
Towers Watson & Co., Class A		12,067	723,175
TrueBlue, Inc.	*	7,619	105,752
Verisk Analytics, Inc., Class A	*	19,772	793,450

			5,049,265

Real Estate Investment Trusts (REITs)—9.2%
Acadia Realty Trust REIT		16,088	324,012
Agree Realty Corp. REIT		2,037	49,662
Alexander’s, Inc. REIT		319	118,040
Alexandria Real Estate Equities, Inc. REIT		7,841	540,794
American Assets Trust, Inc. REIT		996	20,428
American Campus Communities, Inc. REIT		17,073	716,383
American Capital Agency Corp. REIT		36,448	1,023,460
Annaly Capital Management, Inc. REIT		180,284	2,877,333
Anworth Mortgage Asset Corp. REIT		44,342	278,468
Apollo Commercial Real Estate Finance, Inc. REIT		5,200	68,276
Arbor Realty Trust, Inc. REIT	*	6,648	23,401
ARMOUR Residential REIT, Inc. REIT		8,789	61,962
Ashford Hospitality Trust, Inc. REIT		19,635	157,080
Associated Estates Realty Corp. REIT		18,657	297,579
BioMed Realty Trust, Inc. REIT		16,790	303,563
Brandywine Realty Trust REIT		23,412	222,414
BRE Properties, Inc. REIT		9,388	473,906
BRT Realty Trust REIT	*	9,712	61,574
Camden Property Trust REIT		9,302	578,956
Capital Trust, Inc., Class A REIT	*	4,198	9,445
CapLease, Inc. REIT		35,097	141,792
Capstead Mortgage Corp. REIT		28,246	351,380
CBL & Associates Properties, Inc. REIT		33,587	527,316
Cedar Realty Trust, Inc. REIT		4,496	19,378
Chimera Investment Corp. REIT		109,899	275,846
Cogdell Spencer, Inc. REIT		46,163	196,193
Colonial Properties Trust REIT	†	17,084	356,372
CommonWealth REIT REIT		8,590	142,938
Corporate Office Properties Trust REIT		12,130	257,884
Cousins Properties, Inc. REIT		43,575	279,316
CubeSmart REIT		37,992	404,235
CYS Investments, Inc. REIT	†	27,199	357,395
DCT Industrial Trust, Inc. REIT		18,769	96,097
DDR Corp. REIT		24,698	300,575

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
DiamondRock Hospitality Co. REIT		34,477	$332,358
Digital Realty Trust, Inc. REIT	†	15,523	1,034,918
Douglas Emmett, Inc. REIT		13,379	244,033
Duke Realty Corp. REIT		33,895	408,435
DuPont Fabros Technology, Inc. REIT		12,750	308,805
EastGroup Properties, Inc. REIT		7,357	319,882
Education Realty Trust, Inc. REIT		33,387	341,549
Entertainment Properties Trust REIT		9,895	432,510
Equity Lifestyle Properties, Inc. REIT		6,813	454,359
Equity One, Inc. REIT		22,306	378,756
Essex Property Trust, Inc. REIT		4,738	665,736
Extra Space Storage, Inc. REIT		24,311	589,056
Federal Realty Investment Trust REIT		10,111	917,573
FelCor Lodging Trust, Inc. REIT	*	33,618	102,535
First Industrial Realty Trust, Inc. REIT	*	10,948	111,998
First Potomac Realty Trust REIT		7,225	94,286
Franklin Street Properties Corp. REIT	†	16,006	159,260
General Growth Properties, Inc. REIT		85,087	1,278,007
Getty Realty Corp. REIT	†	1,935	26,993
Glimcher Realty Trust REIT		17,380	159,896
Government Properties Income Trust REIT		14,341	323,390
Gramercy Capital Corp. REIT	*	3,048	7,620
Hatteras Financial Corp. REIT		12,401	327,014
Healthcare Realty Trust, Inc. REIT		18,697	347,577
Hersha Hospitality Trust REIT		37,283	181,941
Highwoods Properties, Inc. REIT	†	11,752	348,682
Home Properties, Inc. REIT		5,587	321,644
Hospitality Properties Trust REIT		18,862	433,449
Inland Real Estate Corp. REIT		22,433	170,715
Invesco Mortgage Capital, Inc. REIT		10,442	146,710
Investors Real Estate Trust REIT	†	13,985	102,021
iStar Financial, Inc. REIT	*†	17,809	94,210
Kilroy Realty Corp. REIT		7,577	288,456
Kite Realty Group Trust REIT		13,680	61,697
LaSalle Hotel Properties REIT		11,043	267,351
Lexington Realty Trust REIT	†	15,470	115,870
Liberty Property Trust REIT		14,859	458,846
LTC Properties, Inc. REIT		6,423	198,214
Macerich Co. (The) REIT		20,550	1,039,830
Mack-Cali Realty Corp. REIT		10,597	282,834
Medical Properties Trust, Inc. REIT		26,987	266,362
MFA Financial, Inc. REIT		35,167	236,322

		Shares	Value

Mid-America Apartment Communities, Inc. REIT		6,728	$420,836
Mission West Properties, Inc. REIT		7,471	67,388
Monmouth Real Estate Investment Corp., Class A REIT		9,567	87,538
MPG Office Trust, Inc. REIT	*†	10,479	20,853
National Health Investors, Inc. REIT		2,715	119,406
National Retail Properties, Inc. REIT		11,298	298,041
Newcastle Investment Corp. REIT		20,499	95,320
NorthStar Realty Finance Corp. REIT	†	20,272	96,697
Omega Healthcare Investors, Inc. REIT		19,310	373,648
Parkway Properties, Inc. REIT	†	3,135	30,911
Pennsylvania Real Estate Investment Trust REIT		5,599	58,454
PennyMac Mortgage Investment Trust REIT		9,827	163,325
Piedmont Office Realty Trust, Inc., Class A REIT	†	28,141	479,523
PMC Commercial Trust REIT		2,035	14,225
Post Properties, Inc. REIT		7,637	333,890
Potlatch Corp. REIT		9,789	304,536
PS Business Parks, Inc. REIT		2,662	147,555
RAIT Financial Trust REIT	†	25,884	122,949
Ramco-Gershenson Properties Trust REIT		14,636	143,872
Rayonier, Inc. REIT		20,728	925,091
Realty Income Corp. REIT	†	17,777	621,484
Redwood Trust, Inc. REIT		23,999	244,310
Regency Centers Corp. REIT		11,350	426,987
Resource Capital Corp. REIT	†	31,183	174,937
Sabra Healthcare REIT, Inc. REIT		1,477	17,857
Saul Centers, Inc. REIT		1,310	46,400
Senior Housing Properties Trust REIT		23,395	524,984
SL Green Realty Corp. REIT		12,420	827,669
Sovran Self Storage, Inc. REIT		8,547	364,700
Starwood Property Trust, Inc. REIT		20,884	386,563
Strategic Hotels & Resorts, Inc. REIT	*	29,212	156,868
Sun Communities, Inc. REIT	†	3,803	138,924
Sunstone Hotel Investors, Inc. REIT	*	15,570	126,896
Tanger Factory Outlet Centers, Inc. REIT		19,842	581,767
Taubman Centers, Inc. REIT		8,030	498,663
UDR, Inc. REIT		30,811	773,356
Universal Health Realty Income Trust REIT		2,198	85,722
Urstadt Biddle Properties, Inc., Class A REIT		9,838	177,871
Washington Real Estate Investment Trust REIT		13,703	374,777
Weingarten Realty Investors REIT		18,571	405,219
Winthrop Realty Trust REIT		3,054	31,059

			37,586,224

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Real Estate Management & Development—0.5%
Altisource Portfolio Solutions SA (Luxembourg)	*	1,020	$51,184
Brookfield Office Properties, Inc.		55,336	865,455
Consolidated-Tomoka Land Co.		530	14,347
Forest City Enterprises, Inc., Class A	*	33,533	396,360
Forestar Group, Inc.	*	8,367	126,593
Grubb & Ellis Co.	*	2,553	327
Howard Hughes Corp. (The)	*	4,367	192,890
Jones Lang LaSalle, Inc.		4,729	289,698
St. Joe Co. (The)	*†	9,635	141,249
Tejon Ranch Co.	*	2,983	73,024
Thomas Properties Group, Inc.		2,396	7,979

			2,159,106

Road & Rail—1.3%
Amerco, Inc.		547	48,355
Arkansas Best Corp.		2,819	54,322
Avis Budget Group, Inc.	*	13,648	146,307
Celadon Group, Inc.	†	11,882	140,326
Con-way, Inc.		6,152	179,392
Dollar Thrifty Automotive Group, Inc.	*	5,942	417,485
Genesee & Wyoming, Inc., Class A	*	6,946	420,789
Heartland Express, Inc.		15,449	220,766
Hertz Global Holdings, Inc.	*	22,711	266,173
J.B. Hunt Transport Services, Inc.		19,847	894,504
Kansas City Southern	*	16,425	1,117,064
Knight Transportation, Inc.		11,218	175,450
Landstar System, Inc.		9,491	454,809
Old Dominion Freight Line, Inc.	*	8,482	343,775
PAM Transportation Services, Inc.	*	1,139	10,821
Quality Distribution, Inc.	*	5,838	65,678
Saia, Inc.	*	1,522	18,995
Swift Transportation Co.	*	21,197	174,663
Werner Enterprises, Inc.		11,650	280,765
YRC Worldwide, Inc.	*	17	169

			5,430,608

Semiconductors & Semiconductor Equipment—3.2%
Advanced Analogic Technologies, Inc.	*	36,317	209,912
Advanced Energy Industries, Inc.	*	9,964	106,914
Aetrium, Inc.	*	614	448
Amkor Technology, Inc.	*†	26,356	114,912
Anadigics, Inc.	*	15,184	33,253
Applied Micro Circuits Corp.	*	11,626	78,127
Atmel Corp.	*	90,250	731,025
ATMI, Inc.	*	3,386	67,822
Axcelis Technologies, Inc.	*	20,883	27,774
AXT, Inc.	*	5,871	24,482
Brooks Automation, Inc.		5,831	59,884
Cabot Microelectronics Corp.	*	5,893	278,444
Cavium, Inc.	*	11,274	320,520

		Shares	Value

Ceva, Inc.	*	3,801	$115,018
Cirrus Logic, Inc.	*	16,788	266,090
Cohu, Inc.		1,889	21,440
Cree, Inc.	*†	14,245	313,960
Cymer, Inc.	*	2,731	135,895
Cypress Semiconductor Corp.	*	21,129	356,869
Diodes, Inc.	*	3,326	70,844
DSP Group, Inc.	*	4,251	22,148
Energy Conversion Devices, Inc.	*†	23,101	4,666
Entegris, Inc.	*	30,372	264,996
Exar Corp.	*†	3,475	22,588
Fairchild Semiconductor International, Inc.	*	10,376	124,927
Formfactor, Inc.	*	11,437	57,871
FSI International, Inc.	*	4,280	15,665
GigOptix, Inc.	*	828	1,490
GT Advanced Technologies, Inc.	*†	28,398	205,602
Hittite Microwave Corp.	*	6,713	331,488
Integrated Device Technology, Inc.	*	48,629	265,514
Integrated Silicon Solution, Inc.	*	2,930	26,780
International Rectifier Corp.	*	7,620	147,980
Intersil Corp., Class A		27,625	288,405
IXYS Corp.	*	3,270	35,414
Kopin Corp.	*†	5,031	19,520
Kulicke & Soffa Industries, Inc.	*	11,993	110,935
Lam Research Corp.	*	17,348	642,223
Lattice Semiconductor Corp.	*	16,642	98,853
LTX-Credence Corp.	*	8,847	47,331
Marvell Technology Group Ltd. (Bermuda)	*	79,842	1,105,812
Mattson Technology, Inc.	*	4,081	5,632
Maxim Integrated Products, Inc.		39,272	1,022,643
Micrel, Inc.		11,121	112,433
Microsemi Corp.	*	13,240	221,770
Mindspeed Technologies, Inc.	*†	9,324	42,704
MIPS Technologies, Inc.	*	15,340	68,416
MKS Instruments, Inc.		4,420	122,964
Monolithic Power Systems, Inc.	*	2,918	43,974
MoSys, Inc.	*†	3,592	15,086
Netlogic Microsystems, Inc.	*	15,345	760,652
NVE Corp.	*	771	42,814
Omnivision Technologies, Inc.	*	8,046	98,443
ON Semiconductor Corp.	*	62,204	480,215
PDF Solutions, Inc.	*†	9,022	62,883
Pericom Semiconductor Corp.	*	2,254	17,153
Photronics, Inc.	*†	8,274	50,306
PLX Technology, Inc.	*	2,950	8,467
PMC—Sierra, Inc.	*	56,477	311,188
Power Integrations, Inc.		4,153	137,714
QuickLogic Corp.	*†	14,701	38,223
Rambus, Inc.	*†	13,734	103,692
Ramtron International Corp.	*	1,920	3,744
RF Micro Devices, Inc.	*†	21,336	115,214
Rudolph Technologies, Inc.	*	2,516	23,298
Semtech Corp.	*	9,874	245,073
Sigma Designs, Inc.	*	8,818	52,908
Silicon Image, Inc.	*	8,359	39,287
Silicon Laboratories, Inc.	*†	8,366	363,252
Skyworks Solutions, Inc.	*	30,058	487,541
Spire Corp.	*	1,921	1,191
Standard Microsystems Corp.	*	2,548	65,662
SunPower Corp.	*†	2,843	17,712

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Supertex, Inc.	*	815	$15,387
Tessera Technologies, Inc.	*	6,777	113,515
Transwitch Corp.	*	429	1,373
Trident Microsystems, Inc.	*	5,092	917
TriQuint Semiconductor, Inc.	*	34,569	168,351
Ultra Clean Holdings, Inc.	*	6,562	40,094
Ultratech, Inc.	*	2,462	60,491
Veeco Instruments, Inc.	*†	4,306	89,565
Volterra Semiconductor Corp.	*	3,597	92,119

			12,937,907

Software—4.0%
Accelrys, Inc.	*	6,341	42,612
ACI Worldwide, Inc.	*	3,078	88,154
Activision Blizzard, Inc.		82,863	1,020,872
Actuate Corp.	*	6,674	39,110
Advent Software, Inc.	*	3,638	88,622
American Software, Inc., Class A		7,072	66,830
ANSYS, Inc.	*	12,310	705,117
Ariba, Inc.	*	13,047	366,360
Aspen Technology, Inc.	*	3,461	60,048
Blackbaud, Inc.		6,583	182,349
Bottomline Technologies, Inc.	*	7,908	183,228
BroadSoft, Inc.	*†	689	20,808
Cadence Design Systems, Inc.	*	53,095	552,188
Callidus Software, Inc.	*	14,237	91,402
CommVault Systems, Inc.	*	10,616	453,516
Compuware Corp.	*	23,815	198,141
Concur Technologies, Inc.	*	6,460	328,103
Datawatch Corp.	*	3,500	19,985
Ebix, Inc.	†	3,924	86,720
EPIQ Systems, Inc.	†	7,191	86,436
Evergreen Energy, Inc.	*†	373	22
Evolving Systems, Inc.		1,123	8,411
Factset Research Systems, Inc.		5,983	522,196
Fair Isaac Corp.		8,755	313,779
FalconStor Software, Inc.	*†	4,054	10,459
Fortinet, Inc.	*	15,380	335,438
Informatica Corp.	*	14,190	524,037
Interactive Intelligence Group, Inc.	*	1,644	37,680
JDA Software Group, Inc.	*	8,151	264,011
Kenexa Corp.	*	4,449	118,788
Magma Design Automation, Inc.	*	19,146	137,468
Manhattan Associates, Inc.	*	2,125	86,020
Mentor Graphics Corp.	*	32,274	437,635
MICROS Systems, Inc.	*	9,995	465,567
MicroStrategy, Inc., Class A	*	791	85,681
Netscout Systems, Inc.	*	3,784	66,598
NetSuite, Inc.	*	1,387	56,243
Nuance Communications, Inc.	*	45,217	1,137,660
Parametric Technology Corp.	*	25,649	468,351
Pegasystems, Inc.	†	2,142	62,975
Progress Software Corp.	*	6,994	135,334
PROS Holdings, Inc.	*†	1,506	22,409
QAD, Inc., Class B	*	136	1,408
QLIK Technologies, Inc.	*	3,402	82,328
Quest Software, Inc.	*	11,892	221,191
Rovi Corp.	*	17,899	439,957
S1 Corp.	*	7,603	72,761

		Shares	Value

Scientific Learning Corp.	*	3,146	$8,022
SeaChange International, Inc.	*	3,359	23,614
Smith Micro Software, Inc.	*	2,612	2,952
SolarWinds, Inc.	*	12,598	352,114
Solera Holdings, Inc.		14,309	637,323
Sonic Foundry, Inc.	*	1,155	8,743
Sourcefire, Inc.	*	584	18,910
SuccessFactors, Inc.	*	16,293	649,602
Synchronoss Technologies, Inc.	*	9,776	295,333
Synopsys, Inc.	*	27,041	735,515
Take-Two Interactive Software, Inc.	*†	21,301	288,629
Taleo Corp., Class A	*	9,614	371,966
TeleCommunication Systems, Inc., Class A	*	11,295	26,543
THQ, Inc.	*†	12,835	9,755
TIBCO Software, Inc.	*	28,166	673,449
TiVo, Inc.	*	33,178	297,607
Tyler Technologies, Inc.	*	9,640	290,260
Ultimate Software Group, Inc.	*	1,966	128,026
VASCO Data Security International, Inc.	*	4,225	27,547
Versant Corp.	*	1,264	11,705
VirnetX Holding Corp.	*†	1,128	28,166
VMware, Inc., Class A	*	8,590	714,602
Websense, Inc.	*	4,024	75,370

			16,470,761

Specialty Retail—3.2%
Aaron’s, Inc.		17,708	472,449
Advance Auto Parts, Inc.		8,246	574,169
Aeropostale, Inc.	*	8,619	131,440
American Eagle Outfitters, Inc.		21,971	335,937
America’s Car-Mart, Inc.	*	1,569	61,473
ANN, Inc.	*	10,541	261,206
Asbury Automotive Group, Inc.	*	5,664	122,116
Ascena Retail Group, Inc.	*	9,594	285,134
Barnes & Noble, Inc.	*†	3,301	47,798
Bebe Stores, Inc.		9,951	82,892
Big 5 Sporting Goods Corp.		2,416	25,223
Brown Shoe Co., Inc.		5,385	47,926
Buckle, Inc. (The)	†	3,569	145,865
Build-A-Bear Workshop, Inc.	*	5,570	47,122
Cabela’s, Inc.	*	10,417	264,800
Cache, Inc.	*	2,130	13,185
Casual Male Retail Group, Inc.	*	2,471	8,451
Cato Corp. (The), Class A		4,713	114,055
Charming Shoppes, Inc.	*	28,295	138,646
Chico’s FAS, Inc.		19,873	221,385
Children’s Place Retail Stores, Inc. (The)	*†	5,092	270,487
Christopher & Banks Corp.		9,394	21,982
Citi Trends, Inc.	*	8,340	73,225
Coldwater Creek, Inc.	*	47,132	55,616
Collective Brands, Inc.	*	8,152	117,144
Cost Plus, Inc.	*	2,725	26,569
Destination Maternity Corp.		1,368	22,873
Dick’s Sporting Goods, Inc.		10,213	376,655
DSW, Inc., Class A		5,945	262,828
Finish Line, Inc. (The), Class A		6,338	122,228
Foot Locker, Inc.		16,865	402,062
Genesco, Inc.	*	2,452	151,386
Group 1 Automotive, Inc.		2,367	122,611
Guess?, Inc.		9,795	292,087

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Haverty Furniture Cos., Inc.		2,301	$25,265
Hibbett Sports, Inc.	*	3,546	160,208
Hot Topic, Inc.		22,025	145,585
JOS A. Bank Clothiers, Inc.	*	3,491	170,221
Kirkland’s, Inc.	*	2,193	29,167
Lithia Motors, Inc., Class A		3,558	77,778
Lumber Liquidators Holdings, Inc.	*†	10,206	180,238
MarineMax, Inc.	*	3,026	19,730
Men’s Wearhouse, Inc. (The)		3,813	123,579
Midas, Inc.	*	5,745	49,350
Monro Muffler Brake, Inc.	†	5,955	230,994
Office Depot, Inc.	*	24,187	52,002
OfficeMax, Inc.	*†	6,942	31,517
Pacific Sunwear of California, Inc.	*	18,790	32,131
Penske Automotive Group, Inc.		10,147	195,330
Pep Boys-Manny, Moe & Jack (The)		13,868	152,548
PetSmart, Inc.		20,170	1,034,519
Pier 1 Imports, Inc.	*	24,617	342,915
RadioShack Corp.	†	19,631	190,617
Rent-A-Center, Inc.		12,187	450,919
Sally Beauty Holdings, Inc.	*	21,071	445,230
Select Comfort Corp.	*	10,528	228,352
Shoe Carnival, Inc.	*	1,098	28,219
Signet Jewelers Ltd. (Bermuda)		14,589	641,332
Sonic Automotive, Inc., Class A	†	8,013	118,673
Stage Stores, Inc.		8,324	115,620
Stein Mart, Inc.	*	3,731	25,408
Systemax, Inc.	*	1,358	22,285
Talbots, Inc.	*†	64,120	170,559
Tractor Supply Co.		9,450	662,918
Trans World Entertainment Corp.	*	1,932	4,869
Ulta Salon Cosmetics & Fragrance, Inc.	*	10,623	689,645
Vitamin Shoppe, Inc.	*	507	20,219
West Marine, Inc.	*	6,841	79,561
Wet Seal, Inc. (The), Class A	*	48,869	159,313
Williams-Sonoma, Inc.		8,120	312,620
Zale Corp.	*†	12,363	47,103

			13,185,564

Textiles, Apparel & Luxury Goods—1.2%
Carter’s, Inc.	*	7,568	301,282
Charles & Colvard Ltd.	*	693	1,781
Cherokee, Inc.	†	2,054	23,970
Columbia Sportswear Co.		1,447	67,358
Crocs, Inc.	*	18,713	276,391
Culp, Inc.	*	888	7,566
Deckers Outdoor Corp.	*	6,528	493,321
Forward Industries, Inc.	*†	3,751	6,264
Fossil, Inc.	*	7,208	572,027
Hallwood Group, Inc. (The)	*	100	908
Hanesbrands, Inc.	*	16,070	351,290
Iconix Brand Group, Inc.	*	10,540	171,697
Jones Group, Inc. (The)		7,884	83,176
Kenneth Cole Productions, Inc., Class A	*	4,620	48,926
K-Swiss, Inc., Class A	*†	2,909	8,494
Liz Claiborne, Inc.	*†	16,691	144,043

		Shares	Value

Maidenform Brands, Inc.	*	2,034	$37,222
Movado Group, Inc.		1,527	27,746
Oxford Industries, Inc.	†	3,507	158,236
PVH Corp.		7,616	536,852
Quiksilver, Inc.	*	7,789	28,118
Skechers U.S.A., Inc., Class A	*	7,438	90,149
Steven Madden Ltd.	*	6,035	208,208
True Religion Apparel, Inc.	*	2,947	101,907
Under Armour, Inc., Class A	*	4,428	317,886
Unifi, Inc.	*	3,223	24,495
Warnaco Group, Inc. (The)	*	5,608	280,624
Wolverine World Wide, Inc.		11,160	397,742

			4,767,679

Thrifts & Mortgage Finance—1.0%
Apollo Residential Mortgage, Inc.		5,328	81,305
Astoria Financial Corp.		12,205	103,620
Bank Mutual Corp.		5,557	17,671
BankAtlantic Bancorp, Inc., Class A	*	6,764	22,862
BankUnited, Inc.		4,652	102,297
Beneficial Mutual Bancorp, Inc.	*	4,733	39,568
Brookline Bancorp, Inc.		10,999	92,832
Capitol Federal Financial, Inc.		17,972	207,397
CFS Bancorp, Inc.		2,085	9,028
Dime Community Bancshares, Inc.		3,549	44,717
Doral Financial Corp. (Puerto Rico)	*	70,932	67,811
ESSA Bancorp, Inc.		5,953	62,328
Federal Agricultural Mortgage Corp., Class C		4,576	82,459
Federal Home Loan Mortgage Corp.	*†	43,895	9,306
Federal National Mortgage Association	*	66,437	13,367
First Financial Holdings, Inc.		3,864	34,505
First Financial Northwest, Inc.	*†	3,255	19,172
Flagstar Bancorp, Inc.	*†	49,751	25,124
Flushing Financial Corp.		2,981	37,650
Kearny Financial Corp.	†	3,008	28,576
MGIC Investment Corp.	*	12,237	45,644
NASB Financial, Inc.	*	529	5,666
New York Community Bancorp, Inc.		58,422	722,680
Northfield Bancorp, Inc.	†	6,837	96,812
Northwest Bancshares, Inc.		17,417	216,667
OceanFirst Financial Corp.	†	2,108	27,552
Ocwen Financial Corp.	*	23,494	340,193
Oritani Financial Corp.		20,044	255,962
Parkvale Financial Corp.		1,077	26,473
Provident Financial Services, Inc.	†	16,334	218,712
Provident New York Bancorp		5,681	37,722
Radian Group, Inc.		23,028	53,885
Riverview Bancorp, Inc.	*	2,602	6,167
TFS Financial Corp.	*	13,499	120,951
Tree.com, Inc.	*	5,006	27,984
Triad Guaranty, Inc.	*†	5,663	623
Trustco Bank Corp.		7,080	39,719
United Financial Bancorp, Inc.		5,398	86,854
ViewPoint Financial Group		6,157	80,103
Washington Federal, Inc.		22,826	319,336

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Westfield Financial, Inc.		8,596	$63,267
WSFS Financial Corp.		1,929	69,367

			3,963,934

Tobacco—0.1%
Alliance One International, Inc.	*†	28,423	77,311
Universal Corp.		3,751	172,396
Vector Group Ltd.	†	19,974	354,738

			604,445

Trading Companies & Distributors—0.8%
Aceto Corp.		3,385	23,357
Air Lease Corp.	*†	12,769	302,753
Aircastle Ltd.		10,414	132,466
Applied Industrial Technologies, Inc.		8,348	293,599
Beacon Roofing Supply, Inc.	*†	14,827	299,950
GATX Corp.		9,644	421,057
H&E Equipment Services, Inc.	*	1,490	19,996
Houston Wire & Cable Co.		6,215	85,891
Interline Brands, Inc.	*	6,176	96,160
Kaman Corp.		2,736	74,748
MSC Industrial Direct Co., Inc., Class A		5,515	394,598
RSC Holdings, Inc.	*	8,975	166,037
Rush Enterprises, Inc., Class A	*	3,897	81,525
United Rentals, Inc.	*†	9,145	270,235
Watsco, Inc.		5,736	376,626
WESCO International, Inc.	*	5,516	292,403
Willis Lease Finance Corp.	*	1,234	14,685

			3,346,086

Water Utilities—0.5%
American States Water Co.		3,697	129,025
American Water Works Co., Inc.		24,820	790,765
Aqua America, Inc.		28,761	634,180
California Water Service Group		13,226	241,507
Connecticut Water Service, Inc.		3,803	103,175
Middlesex Water Co.		2,861	53,386
SJW Corp.	†	5,096	120,470

			2,072,508

Wireless Telecommunication Services—1.0%
Clearwire Corp., Class A	*†	23,621	45,825
Crown Castle International Corp.	*	49,830	2,232,384
FiberTower Corp.	*†	657	136
Leap Wireless International, Inc.	*†	16,479	153,090
NII Holdings, Inc.	*	25,758	548,646
NTELOS Holdings Corp.		1,551	31,609
SBA Communications Corp., Class A	*	21,041	903,921
Shenandoah Telecommunications Co.	†	2,133	22,354
Telephone & Data Systems, Inc.	†	8,952	231,767
United States Cellular Corp.	*	1,375	59,991
USA Mobility, Inc.		3,582	49,682

			4,279,405

TOTAL COMMON STOCKS
(Cost $371,308,595)			405,066,552

Coupon Rate	Maturity Date		Face	Value

U.S. TREASURY OBLIGATIONS—0.1%
U.S. Treasury Bills—0.1%
U.S. Treasury Bill
0.013%	05/24/2012	‡‡	$110,000	$109,985
0.009%	03/29/2012	‡‡	250,000	249,989

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $359,989)				359,974

			Shares	Value
RIGHTS—0.0%
Biotechnology—0.0%
Ligand Pharmaceuticals, Inc., Expires 12/31/2011		*‡d	4,683	—

Machinery—0.0%
Gerber Scientific, Inc. CVR		*‡d	3,478	—

Pharmaceuticals—0.0%
Forest Laboratories, Inc.		*‡d	2,916	—

Textiles, Apparel & Luxury Goods—0.0%
Mossimo, Inc.		*‡d	2,807	—

TOTAL RIGHTS
(Cost $—)				—

WARRANTS—0.0%
Diversified Financial Services—0.0%
Pegasus Wireless Corp., Strike $1.00		*‡d	200	—

Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp., Expires 10/14/2013, Strike $1.00		*†‡d	2,972	—

TOTAL WARRANTS
(Cost $—)				—

MONEY MARKET FUNDS—9.0%
Institutional Money Market Funds—9.0%
Dreyfus Institutional Cash Advantage Fund, 0.06%		††¥	5,600,000	5,600,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.23%			¥3,202,926	3,202,926
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.23%		††¥	5,680,955	5,680,955
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.17%		††¥	5,600,000	5,600,000

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Mid/Small Company Index Fund		Shares	Value

MONEY MARKET FUNDS—(Continued)
Short-Term Investments Trust Liquid Assets Portfolio, 0.16%	††¥	5,600,000	$5,600,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.11%	††¥	5,600,000	5,600,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.08%	††¥	5,600,000	5,600,000

TOTAL MONEY MARKET FUNDS
(Cost $36,883,881)			36,883,881

TOTAL INVESTMENTS—108.3%
(Cost $408,552,465)			442,310,407
Other assets less liabilities—(8.3%)			(33,868,981)

NET ASSETS—100.0%			$408,441,426

Notes to the Schedule of Investments:

CVR	Contingent Value Rights
REIT	Real Estate Investment Trust
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
d	Security has no market value at December 31, 2011.
‡	Security valued at fair value as determined by policies approved by the Board of Directors.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2011

Vantagepoint Overseas Equity Index Fund		Shares	Value

COMMON STOCKS—96.5%
Australia—8.3%
AGL Energy Ltd.		8,054	$117,845
Alumina Ltd.		43,731	50,066
Amcor Ltd.		22,424	165,077
AMP Ltd.		51,387	213,544
Asciano Ltd.		18,139	83,355
ASX Ltd.		3,174	99,075
Australia & New Zealand Banking Group Ltd.		47,867	1,002,569
Bendigo and Adelaide Bank Ltd.		6,445	52,750
BHP Billiton Ltd.		58,695	2,071,854
Boral Ltd.		13,708	50,335
Brambles Ltd.		26,625	194,396
Caltex Australia Ltd.	†	2,904	34,870
Campbell Brothers Ltd.	†	1,108	55,483
CFS Retail Property Trust REIT	†	37,176	64,013
Coca-Cola Amatil Ltd.		10,055	118,141
Cochlear Ltd.	†	961	61,034
Commonwealth Bank of Australia	†	28,309	1,422,001
Computershare Ltd.	†	7,579	61,951
Crown Ltd.		8,054	66,435
CSL Ltd.		9,922	323,485
Dexus Property Group REIT	†	86,134	72,995
Echo Entertainment Group Ltd.	*	13,011	47,709
Fairfax Media Ltd.	†	41,888	30,858
Fortescue Metals Group Ltd.	†	23,363	102,202
Goodman Group REIT		126,334	73,455
GPT Group REIT		31,828	99,758
Harvey Norman Holdings Ltd.		10,998	20,531
Iluka Resources Ltd.	†	7,565	119,822
Incitec Pivot Ltd.		31,076	98,654
Insurance Australia Group Ltd.		38,050	115,917
Leighton Holdings Ltd.		2,521	49,007
Lend Lease Group		9,706	71,077
Lynas Corp. Ltd.	*†	27,782	29,685
Macquarie Group Ltd.	†	6,443	156,456
Metcash Ltd.	†	14,473	59,675
Mirvac Group REIT		58,020	69,905
National Australia Bank Ltd.		40,063	954,362
Newcrest Mining Ltd.		14,117	430,217
OneSteel Ltd.		24,172	17,283
Orica Ltd.		6,618	163,756
Origin Energy Ltd.		19,451	265,246
OZ Minerals Ltd.		5,881	60,158
Qantas Airways Ltd.	*	18,484	27,513
QBE Insurance Group Ltd.	†	19,219	254,352
QR National Ltd.	†	30,950	108,117
Ramsay Health Care Ltd.		2,124	41,805
Rio Tinto Ltd.	†	8,039	495,598
Santos Ltd.	†	17,065	213,561
Sonic Healthcare Ltd.		7,094	81,767
SP AusNet		20,280	19,461
Stockland REIT	†	44,711	146,062
Suncorp Group Ltd.		23,911	204,370
Sydney Airport		13,260	36,042
Tabcorp Holdings Ltd.		13,011	36,242
Tatts Group Ltd.	†	25,228	62,886
Telstra Corp. Ltd.		77,637	264,045

		Shares	Value

Toll Holdings Ltd.		11,926	$51,351
Transurban Group		23,600	135,546
Wesfarmers Ltd.		18,560	559,097
Westfield Group REIT	†	39,727	316,957
Westfield Retail Trust REIT		51,614	131,538
Westpac Banking Corp.		55,023	1,123,253
Woodside Petroleum Ltd.		11,538	361,175
Woolworths Ltd.		22,447	576,178
WorleyParsons Ltd.		3,580	93,746

			14,757,669

Austria—0.2%
Erste Group Bank AG		3,421	60,054
IMMOFINANZ AG	*	17,662	52,936
OMV AG		2,952	89,422
Raiffeisen Bank International AG	†	930	24,073
Telekom Austria AG		6,206	74,245
Verbund AG		1,308	35,074
Vienna Insurance Group AG Wiener Versicherung Gruppe		618	24,409
Voestalpine AG		2,136	59,846

			420,059

Belgium—0.9%
Ageas		40,792	63,021
Anheuser-Busch InBev NV		14,523	886,386
Anheuser-Busch InBev NV STRIP VVPR	*‡	4,872	6
Belgacom SA	†	2,808	87,861
Colruyt SA		1,280	48,357
Delhaize Group SA		1,850	103,698
Groupe Bruxelles Lambert SA		1,525	101,450
Groupe Bruxelles Lambert SA STRIP VVPR	*d	127	—
KBC Groep NV		2,865	35,823
Mobistar SA		586	30,591
NV Bekaert SA	†	755	24,110
Solvay SA		1,122	92,111
UCB SA		1,717	72,034
Umicore SA		1,995	81,939

			1,627,387

Bermuda—0.1%
Seadrill Ltd.		5,956	198,627

China—0.0%
Foxconn International Holdings Ltd.	*†	41,000	26,366
Yangzijiang Shipbuilding Holdings Ltd.		34,000	23,796

			50,162

Denmark—1.0%
A.P. Moller—Maersk A/S, Class A		10	62,113
A.P. Moller—Maersk A/S, Class B		24	157,864
Carlsberg A/S, Class B		1,998	140,686
Coloplast A/S, Class B		394	56,539
Danske Bank A/S	*	11,830	149,484
DSV A/S		3,821	68,281
Novo Nordisk A/S, Class B		7,717	886,554
Novozymes A/S, Class B		4,195	129,240
TDC A/S		6,100	48,851

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Overseas Equity Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Tryg A/S		491	$27,198
Vestas Wind Systems A/S	*	3,587	38,579
William Demant Holding A/S	*	358	29,693

			1,795,082

Finland—0.8%
Elisa Oyj		2,334	48,596
Fortum Oyj		8,280	176,348
Kesko Oyj, Class B		1,238	41,501
Kone Oyj, Class B		2,839	146,976
Metso Oyj		2,339	86,386
Neste Oil Oyj		2,068	20,799
Nokia Oyj		69,083	333,037
Nokian Renkaat Oyj		1,862	59,784
Orion Oyj, Class B		1,592	30,933
Pohjola Bank plc, Class A		2,462	23,856
Sampo Oyj, Class A		7,657	189,404
Sanoma Oyj	†	1,243	14,226
Stora Enso Oyj (Registered), Class R		11,073	65,950
UPM-Kymmene Oyj		9,762	106,978
Wartsila Oyj Abp		2,858	82,204

			1,426,978

France—8.3%
Accor SA		2,627	66,204
Aeroports de Paris		565	38,649
Air Liquide SA		5,222	644,800
Alcatel-Lucent	*	41,043	63,782
Alstom SA		3,861	116,640
Arkema SA		910	63,945
AtoS		801	34,995
AXA SA		31,749	410,394
BNP Paribas SA		17,525	682,413
Bouygues SA		3,534	111,147
Bureau Veritas SA		936	67,987
Cap Gemini SA		2,683	83,415
Carrefour SA		10,576	240,623
Casino Guichard Perrachon SA		967	81,315
Christian Dior SA		1,015	119,808
Cie de Saint-Gobain		7,379	282,068
Cie Generale de Geophysique-Veritas	*	2,451	56,893
Cie Generale des Etablissements Michelin, Class B		3,178	187,252
Cie Generale d’Optique Essilor International SA		3,730	262,934
CNP Assurances		2,704	33,472
Credit Agricole SA		17,899	100,284
Danone SA		10,760	675,216
Dassault Systemes SA		1,058	84,516
Edenred		3,055	74,939
EDF SA		4,433	107,566
Eiffage SA		649	15,637
Eurazeo		610	21,623
Eutelsat Communications SA		1,875	73,033
Fonciere Des Regions REIT		530	33,908
France Telecom SA		34,197	535,239
GDF Suez		22,805	619,683
Gecina SA REIT		340	28,494
Groupe Eurotunnel SA		8,928	60,570
ICADE REIT		448	35,106
Iliad SA		312	38,402

		Shares	Value

Imerys SA		725	$33,253
JCDecaux SA	*	1,204	27,644
Klepierre REIT		1,610	45,745
Lafarge SA		3,740	130,927
Lagardere SCA		2,073	54,577
Legrand SA		4,026	128,955
L’Oreal SA		4,431	461,488
LVMH Moet Hennessy Louis Vuitton SA		4,614	649,949
Natixis		15,994	39,966
Neopost SA	†	600	40,349
Pernod-Ricard SA		3,678	340,432
Peugeot SA		2,753	42,887
PPR		1,415	201,976
Publicis Groupe SA		2,581	118,453
Renault SA		3,588	123,906
Safran SA		2,985	89,270
Sanofi		20,838	1,523,210
Schneider Electric SA		8,968	468,859
SCOR SE		3,095	72,166
Societe BIC SA		451	39,899
Societe Generale SA		11,713	258,572
Societe Television Francaise 1		2,108	20,505
Sodexo		1,672	119,668
Suez Environnement Co.		4,703	54,032
Technip SA		1,743	163,406
Thales SA		1,765	55,556
Total SA	†	38,643	1,971,870
Unibail-Rodamco SE (Paris Exchange) REIT		1,697	303,718
Vallourec SA		2,068	133,586
Veolia Environnement SA		6,165	67,546
Vinci SA		8,142	354,409
Vivendi SA		22,828	498,324
Wendel SA		539	35,779

			14,823,834

Germany—7.1%
Adidas AG		3,895	253,070
Allianz SE (Registered)		8,296	792,303
Axel Springer AG	†	720	30,897
BASF SE		16,787	1,168,684
Bayer AG		15,114	965,232
Bayerische Motoren Werke AG		6,016	402,158
Beiersdorf AG		1,762	99,851
Brenntag AG		596	55,423
Celesio AG		1,532	24,233
Commerzbank AG	*	65,572	110,364
Continental AG	*	1,411	87,621
Daimler AG (Registered)		16,607	727,528
Deutsche Bank AG (Registered)		17,056	646,438
Deutsche Boerse AG	*	3,551	185,852
Deutsche Lufthansa AG (Registered)		4,312	51,289
Deutsche Post AG (Registered)		15,403	236,809
Deutsche Telekom AG (Registered)		51,397	589,569
E.ON AG		33,170	714,818
Fraport AG Frankfurt Airport Services Worldwide		637	31,306
Fresenius Medical Care AG & Co. KGaA		3,779	256,686
Fresenius SE & Co. KGaA		1,989	183,927
GEA Group AG		3,093	87,318

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Overseas Equity Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Hannover Rueckversicherung AG (Registered)		1,141	$56,537
HeidelbergCement AG		2,572	108,936
Henkel AG & Co. KGaA		2,276	110,115
Hochtief AG		816	47,116
Infineon Technologies AG		19,414	145,809
K+S AG		3,089	139,319
Kabel Deutschland Holding AG	*	1,605	81,366
Lanxess AG		1,585	81,860
Linde AG		3,063	455,200
MAN SE		1,157	102,769
Merck KGaA		1,191	118,605
Metro AG		2,425	88,423
Muenchener Rueckversicherungs AG (Registered)		3,292	403,411
RWE AG		8,183	287,251
Salzgitter AG		718	35,812
SAP AG		16,706	883,608
Siemens AG (Registered)		15,036	1,438,582
Suedzucker AG		1,160	36,953
ThyssenKrupp AG		6,947	159,383
United Internet AG (Registered)		2,186	38,966
Volkswagen AG		542	72,560
Wacker Chemie AG	†	270	21,688

			12,615,645

Greece—0.1%
Coca Cola Hellenic Bottling Co. SA	*	3,300	56,530
Hellenic Telecommunications Organization SA		4,058	15,074
National Bank of Greece SA	*	17,188	35,531
OPAP SA		4,010	35,289

			142,424

Guernsey, Channel Islands—0.1%
Resolution Ltd.		25,527	99,510

Hong Kong—2.6%
AIA Group Ltd.		152,800	475,654
ASM Pacific Technology Ltd.	†	3,500	39,201
Bank of East Asia Ltd.	†	27,320	103,086
BOC Hong Kong Holdings Ltd.		68,000	160,456
Cathay Pacific Airways Ltd.		23,000	39,325
Cheung Kong Holdings Ltd.		25,000	296,560
Cheung Kong Infrastructure Holdings Ltd.		7,000	40,928
CLP Holdings Ltd.		36,000	305,851
First Pacific Co. Ltd.		34,000	35,278
Galaxy Entertainment Group Ltd.	*†	20,000	36,356
Hang Lung Group Ltd.	†	16,000	87,563
Hang Lung Properties Ltd.		46,000	130,575
Hang Seng Bank Ltd.	†	14,300	169,389
Henderson Land Development Co. Ltd.		17,000	84,214
Hong Kong & China Gas Co. Ltd.		85,426	197,793

		Shares	Value

Hong Kong Exchanges and Clearing Ltd.	†	18,600	$295,963
Hopewell Holdings Ltd.		11,000	28,098
Hutchison Whampoa Ltd.		39,000	325,449
Hysan Development Co. Ltd.		12,000	39,295
Kerry Properties Ltd.		12,500	41,304
Li & Fung Ltd.		103,200	190,158
Lifestyle International Holdings Ltd.		11,000	24,212
Link (The) REIT	†	42,000	154,463
MTR Corp.		26,500	85,643
New World Development Co. Ltd.		72,900	58,534
Noble Group Ltd.		67,309	58,482
NWS Holdings Ltd.		26,500	38,964
Orient Overseas International Ltd.		3,700	21,509
PCCW Ltd.		84,000	28,823
Power Assets Holdings Ltd.		25,500	188,548
Shangri-La Asia Ltd.		24,000	41,342
Sino Land Co. Ltd.		55,000	78,157
SJM Holdings Ltd.		25,000	40,569
Sun Hung Kai Properties Ltd.		26,000	324,920
Swire Pacific Ltd., Class A		13,500	162,655
Wharf Holdings Ltd.		27,637	124,579
Wheelock & Co. Ltd.		17,000	42,036
Wing Hang Bank Ltd.		3,000	24,544
Yue Yuen Industrial Holdings Ltd.		14,000	44,179

			4,664,655

Ireland—0.8%
CRH plc (Dublin Exchange)		13,178	260,885
Elan Corp. plc	*	9,085	125,940
Experian plc		18,705	254,249
Irish Bank Resolution Corp. Ltd.	*‡d	11,206	—
James Hardie Industries SE CDI		7,989	55,696
Kerry Group plc, Class A		2,615	95,727
Shire plc		10,469	363,841
WPP plc		23,355	244,930

			1,401,268

Israel—0.6%
Bank Hapoalim BM		19,111	62,493
Bank Leumi Le-Israel BM		21,883	62,841
Bezeq Israeli Telecommunication Corp. Ltd.		33,542	61,550
Cellcom Israel Ltd.		826	13,857
Delek Group Ltd.		66	12,452
Elbit Systems Ltd.		388	15,976
Israel Chemicals Ltd.		8,215	85,554
Israel Corp. Ltd. (The)		39	24,425
Israel Discount Bank Ltd., Class A	*	16,376	21,980
Mizrahi Tefahot Bank Ltd.		2,045	16,239
NICE Systems Ltd.	*	1,032	35,469
Partner Communications Co. Ltd.		1,419	12,602
Teva Pharmaceutical Industries Ltd.		17,247	696,211

			1,121,649

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Overseas Equity Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Italy—2.1%
A2A SpA	†	17,876	$16,752
Assicurazioni Generali SpA		21,168	317,760
Atlantia SpA		5,652	90,214
Autogrill SpA		2,307	22,426
Banca Carige SpA	†	12,736	24,330
Banca Monte dei Paschi di Siena SpA		68,562	22,267
Banco Popolare SC	†	28,197	36,377
Enel Green Power SpA		31,577	65,805
Enel SpA		121,525	492,995
ENI SpA		44,295	913,258
Exor SpA		1,270	25,462
Fiat Industrial SpA	*	13,899	118,411
Fiat SpA	†	13,899	63,436
Finmeccanica SpA	†	7,024	25,863
Intesa Sanpaolo SpA		184,364	307,061
Intesa Sanpaolo SpA RSP		17,138	21,258
Luxottica Group SpA		1,959	54,778
Mediaset SpA		13,265	36,589
Mediobanca SpA		9,302	53,391
Pirelli & C. SpA		4,877	40,883
Prysmian SpA		3,602	44,505
Saipem SpA		4,845	204,962
Snam Rete Gas SpA		29,013	127,789
Telecom Italia SpA		174,969	187,017
Telecom Italia SpA RSP		110,811	99,155
Terna Rete Elettrica Nazionale SpA		23,458	78,945
UniCredit SpA		24,600	202,904
Unione di Banche Italiane ScpA	†	14,166	57,821

			3,752,414

Japan—21.0%
ABC-Mart, Inc.		600	22,793
Advantest Corp.		2,800	26,591
Aeon Co. Ltd.		11,100	152,050
Aeon Credit Service Co. Ltd.		1,400	22,060
Aeon Mall Co. Ltd.		1,400	29,701
Air Water, Inc.		3,000	38,076
Aisin Seiki Co. Ltd.		3,400	96,356
Ajinomoto Co., Inc.		12,000	144,055
Alfresa Holdings Corp.		700	29,464
All Nippon Airways Co. Ltd.	†	15,000	41,913
Amada Co. Ltd.		7,000	44,307
Aozora Bank Ltd.		11,000	30,266
Asahi Breweries Ltd.	†	7,100	155,752
Asahi Glass Co. Ltd.	†	18,000	150,478
Asahi Kasei Corp.		23,000	138,610
Asics Corp.		3,000	33,720
Astellas Pharma, Inc.		8,075	327,904
Bank of Kyoto Ltd. (The)		6,000	51,586
Bank of Yokohama Ltd. (The)		23,000	108,514
Benesse Holdings, Inc.		1,300	62,844
Bridgestone Corp.		11,900	269,513
Brother Industries Ltd.		4,600	56,302
Canon, Inc.		20,900	919,753
Casio Computer Co. Ltd.	†	4,500	27,230
Central Japan Railway Co.		27	227,861
Chiba Bank Ltd. (The)		14,000	90,011
Chiyoda Corp.		3,000	30,459
Chubu Electric Power Co., Inc.		11,900	222,684

		Shares	Value

Chugai Pharmaceutical Co. Ltd.		3,800	$62,637
Chugoku Bank Ltd. (The)		3,000	41,745
Chugoku Electric Power Co., Inc. (The)		5,500	96,370
Citizen Holdings Co. Ltd.		4,700	27,240
Coca-Cola West Holdings Co. Ltd.		1,200	20,797
Cosmo Oil Co. Ltd.		12,000	33,496
Credit Saison Co. Ltd.		3,100	61,910
Dai Nippon Printing Co. Ltd.		10,000	95,998
Daicel Corp.		5,000	30,371
Daido Steel Co. Ltd.		6,000	37,457
Daihatsu Motor Co. Ltd.		4,000	71,131
Dai-ichi Life Insurance Co. Ltd. (The)		162	159,035
Daiichi Sankyo Co. Ltd.		12,202	241,662
Daikin Industries Ltd.		4,400	120,107
Dainippon Sumitomo Pharma Co. Ltd.		3,000	34,143
Daito Trust Construction Co. Ltd.		1,400	119,877
Daiwa House Industry Co. Ltd.		9,000	107,592
Daiwa Securities Group, Inc.		31,000	96,390
Dena Co. Ltd.		1,800	53,922
Denki Kagaku Kogyo K.K.		8,000	29,480
Denso Corp.		9,000	247,238
Dentsu, Inc.		3,100	94,306
East Japan Railway Co.		6,200	395,178
Eisai Co. Ltd.		4,700	194,397
Electric Power Development Co. Ltd.		2,140	56,908
Elpida Memory, Inc.	*†	3,300	15,268
FamilyMart Co. Ltd.		1,200	48,459
FANUC Corp.		3,500	533,863
Fast Retailing Co. Ltd.		1,000	181,905
Fuji Electric Co. Ltd.		10,000	27,383
Fuji Heavy Industries Ltd.		11,000	65,976
FUJIFILM Holdings Corp.		8,600	202,880
Fujitsu Ltd.		35,000	181,473
Fukuoka Financial Group, Inc.		14,000	58,658
Furukawa Electric Co. Ltd.		12,000	27,533
Gree, Inc.		1,500	51,564
GS Yuasa Corp.	†	6,000	32,137
Gunma Bank Ltd. (The)		8,000	43,862
Hachijuni Bank Ltd. (The)		8,000	45,575
Hakuhodo DY Holdings, Inc.		480	27,520
Hamamatsu Photonics KK		1,100	38,352
Hino Motors Ltd.		5,000	30,274
Hirose Electric Co. Ltd.		530	46,357
Hiroshima Bank Ltd. (The)		10,000	46,382
Hisamitsu Pharmaceutical Co., Inc.		1,200	50,863
Hitachi Chemical Co. Ltd.		1,700	29,758
Hitachi Construction Machinery Co. Ltd.	†	1,800	30,194
Hitachi High-Technologies Corp.		1,100	23,829
Hitachi Ltd.		82,000	426,562
Hitachi Metals Ltd.		3,000	32,556
Hokkaido Electric Power Co., Inc.		3,400	48,330
Hokuhoku Financial Group, Inc.		23,000	44,722
Hokuriku Electric Power Co.		3,200	59,762

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Overseas Equity Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Honda Motor Co. Ltd.		30,000	$913,827
HOYA Corp.		7,900	169,843
Ibiden Co. Ltd.		2,200	43,314
Idemitsu Kosan Co. Ltd.		400	41,223
IHI Corp.		26,000	63,036
INPEX Corp.		40	251,849
Isetan Mitsukoshi Holdings Ltd.		7,040	73,548
Isuzu Motors Ltd.		21,000	96,674
ITOCHU Corp.		27,000	273,765
Itochu Techno-Solutions Corp.		600	26,913
Iyo Bank Ltd. (The)		4,000	39,416
J. Front Retailing Co. Ltd.		8,600	41,457
Japan Petroleum Exploration Co.		500	19,511
Japan Prime Realty Investment Corp. REIT		12	28,200
Japan Real Estate Investment Corp. REIT		9	70,071
Japan Retail Fund Investment Corp. REIT		31	45,857
Japan Steel Works Ltd. (The)		6,000	41,621
Japan Tobacco, Inc.		82	385,606
JFE Holdings, Inc.		8,600	155,488
JGC Corp.		4,000	96,035
Joyo Bank Ltd. (The)		11,000	48,544
JS Group Corp.		4,500	86,247
JSR Corp.		3,000	55,291
JTEKT Corp.		3,700	36,161
Jupiter Telecommunications Co. Ltd.		33	33,403
JX Holdings, Inc.		41,810	252,306
Kajima Corp.		14,000	42,966
Kamigumi Co. Ltd.		5,000	43,157
Kaneka Corp.		6,000	31,840
Kansai Electric Power Co., Inc. (The)		13,900	213,520
Kansai Paint Co. Ltd.		4,000	35,626
Kao Corp.		9,600	261,946
Kawasaki Heavy Industries Ltd.		25,000	62,022
Kawasaki Kisen Kaisha Ltd.		12,000	21,608
KDDI Corp.		54	346,804
Keikyu Corp.		8,000	71,847
Keio Corp.		11,000	77,586
Keisei Electric Railway Co. Ltd.		6,000	44,114
Keyence Corp.		793	191,145
Kikkoman Corp.		3,000	34,411
Kinden Corp.		2,000	16,860
Kintetsu Corp.	†	28,000	109,366
Kirin Holdings Co. Ltd.		15,000	182,261
Kobe Steel Ltd.		46,000	71,094
Koito Manufacturing Co. Ltd.		2,000	27,955
Komatsu Ltd.		17,200	401,068
Konami Corp.		1,600	47,846
Konica Minolta Holdings, Inc.		9,000	66,922
Kubota Corp.		21,000	175,739
Kuraray Co. Ltd.		6,100	86,569
Kurita Water Industries Ltd.		2,100	54,512
Kyocera Corp.		2,800	224,542
Kyowa Hakko Kirin Co. Ltd.	†	5,000	61,034
Kyushu Electric Power Co., Inc.		6,900	98,841
Lawson, Inc.		1,100	68,536
Mabuchi Motor Co. Ltd.		400	16,613
Makita Corp.		2,100	67,749

		Shares	Value

Marubeni Corp.		31,000	$188,690
Marui Group Co. Ltd.		4,000	31,095
Maruichi Steel Tube Ltd.		1,000	22,239
Mazda Motor Corp.	*†	28,000	49,232
McDonald’s Holdings Co. Japan Ltd.	†	1,000	26,927
Medipal Holdings Corp.		2,800	29,234
MEIJI Holdings Co. Ltd.		1,302	53,923
Miraca Holdings, Inc.		900	35,881
Mitsubishi Chemical Holdings Corp.		24,000	131,530
Mitsubishi Corp.		25,600	515,962
Mitsubishi Electric Corp.		35,000	335,434
Mitsubishi Estate Co. Ltd.		23,000	342,962
Mitsubishi Gas Chemical Co., Inc.		7,000	38,815
Mitsubishi Heavy Industries Ltd.		54,000	229,349
Mitsubishi Logistics Corp.		2,000	22,149
Mitsubishi Materials Corp.		21,000	56,776
Mitsubishi Motors Corp.	*	72,000	84,840
Mitsubishi Tanabe Pharma Corp.		4,000	63,192
Mitsubishi UFJ Financial Group, Inc.		234,440	992,497
Mitsubishi UFJ Lease & Finance Co. Ltd.		1,180	46,705
Mitsui & Co. Ltd.		32,100	497,526
Mitsui Chemicals, Inc.		15,000	45,545
Mitsui Fudosan Co. Ltd.		15,000	218,726
Mitsui OSK Lines Ltd.		21,000	80,973
Mizuho Financial Group, Inc.		414,780	561,657
MS&AD Insurance Group Holdings		10,074	185,952
Murata Manufacturing Co. Ltd.		3,800	194,605
Nabtesco Corp.		1,500	27,286
Namco Bandai Holdings, Inc.		3,350	47,545
NEC Corp.	*	47,000	95,123
NGK Insulators Ltd.		5,000	59,198
NGK Spark Plug Co. Ltd.		3,000	37,077
NHK Spring Co. Ltd.		3,000	26,515
Nidec Corp.		2,000	173,652
Nikon Corp.		6,200	137,395
Nintendo Co. Ltd.		1,800	247,126
Nippon Building Fund, Inc. REIT		10	81,839
Nippon Electric Glass Co. Ltd.		6,500	63,988
Nippon Express Co. Ltd.		16,000	62,197
Nippon Meat Packers, Inc.		3,000	37,174
Nippon Paper Group, Inc.	†	1,900	41,487
Nippon Sheet Glass Co. Ltd.		16,000	29,819
Nippon Steel Corp.		93,000	231,345
Nippon Telegraph & Telephone Corp.		8,800	448,007
Nippon Yusen K.K.		29,000	73,917
Nishi-Nippon City Bank Ltd. (The)		11,000	31,553
Nissan Motor Co. Ltd.		45,100	403,875
Nisshin Seifun Group, Inc.		3,200	38,739
Nisshin Steel Co. Ltd.		15,000	22,951
Nissin Foods Holdings Co. Ltd.		1,100	43,128
Nitori Holdings Co. Ltd.		700	65,637

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Overseas Equity Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Nitto Denko Corp.		3,100	$110,268
NKSJ Holdings, Inc.		6,475	126,664
NOK Corp.		2,000	34,118
Nomura Holdings, Inc.		64,100	192,988
Nomura Real Estate Holdings, Inc.		1,700	25,225
Nomura Real Estate Office Fund, Inc. REIT		5	25,660
Nomura Research Institute Ltd.		1,650	37,224
NSK Ltd.		8,000	51,674
NTN Corp.		9,000	36,101
NTT Data Corp.		23	73,237
NTT DoCoMo, Inc.		279	512,250
NTT Urban Development Corp.		24	16,321
Obayashi Corp.		11,000	48,912
Odakyu Electric Railway Co. Ltd.	†	11,000	106,343
OJI Paper Co. Ltd.	†	15,000	77,012
Olympus Corp.		4,000	52,580
Omron Corp.		3,800	76,277
Ono Pharmaceutical Co. Ltd.		1,500	84,125
Oracle Corp. Japan		600	19,834
Oriental Land Co. Ltd.	†	900	95,017
ORIX Corp.		1,960	161,585
Osaka Gas Co. Ltd.		35,000	138,281
Otsuka Corp.		300	20,645
Otsuka Holdings Co. Ltd.		4,600	129,103
Panasonic Corp.		40,500	341,807
Rakuten, Inc.	†	133	143,088
Resona Holdings, Inc.		33,700	148,348
Ricoh Co. Ltd.		12,000	104,380
Rinnai Corp.		600	42,963
Rohm Co. Ltd.		1,800	83,702
Sankyo Co. Ltd.		900	45,502
Sanrio Co. Ltd.		700	35,904
Santen Pharmaceutical Co. Ltd.		1,400	57,816
SBI Holdings, Inc.		383	27,961
Secom Co. Ltd.		3,900	179,339
Sega Sammy Holdings, Inc.		3,548	76,649
Seiko Epson Corp.		2,400	31,722
Sekisui Chemical Co. Ltd.		8,000	65,901
Sekisui House Ltd.		11,000	97,750
Seven & I Holdings Co. Ltd.		13,940	388,504
Seven Bank Ltd.		9,000	17,612
Sharp Corp.		18,000	156,907
Shikoku Electric Power Co., Inc.		3,200	91,801
Shimadzu Corp.		4,000	33,732
Shimamura Co. Ltd.		400	40,870
Shimano, Inc.	†	1,200	58,406
Shimizu Corp.		10,000	42,029
Shin-Etsu Chemical Co. Ltd.		7,600	373,311
Shinsei Bank Ltd.		16,000	16,543
Shionogi & Co. Ltd.		5,500	70,557
Shiseido Co. Ltd.		6,400	117,522
Shizuoka Bank Ltd. (The)	†	11,000	115,723
Showa Denko K.K.	†	26,000	52,474
Showa Shell Sekiyu K.K.		2,900	19,499
SMC Corp.		1,000	160,886
Softbank Corp.		16,100	472,826
Sojitz Corp.	†	21,200	32,743
Sony Corp.		18,500	333,573
Sony Financial Holdings, Inc.		3,400	50,144
Square Enix Holdings Co. Ltd.		1,000	19,599
Stanley Electric Co. Ltd.		2,500	36,637

		Shares	Value

Sumco Corp.	*	1,900	$13,986
Sumitomo Chemical Co. Ltd.		29,000	105,294
Sumitomo Corp.		20,900	282,508
Sumitomo Electric Industries Ltd.		13,400	145,078
Sumitomo Heavy Industries Ltd.		10,000	58,363
Sumitomo Metal Industries Ltd.		61,000	110,627
Sumitomo Metal Mining Co. Ltd.		10,000	128,022
Sumitomo Mitsui Financial Group, Inc.		24,700	685,000
Sumitomo Mitsui Trust Holdings, Inc.		57,740	169,325
Sumitomo Realty & Development Co. Ltd.		6,500	113,569
Sumitomo Rubber Industries Ltd.		3,000	36,025
Suruga Bank Ltd.		4,000	35,702
Suzuken Co. Ltd.		1,260	34,890
Suzuki Motor Corp.		6,300	129,717
Sysmex Corp.		1,200	39,014
T&D Holdings, Inc.		9,700	90,316
Taisei Corp.		20,000	50,697
Taisho Pharmaceutical Holdings Co. Ltd.	*	690	53,249
Taiyo Nippon Sanso Corp.		5,000	34,771
Takashimaya Co. Ltd.		5,000	36,014
Takeda Pharmaceutical Co. Ltd.		14,320	629,013
TDK Corp.		2,300	101,438
Teijin Ltd.		16,000	49,088
Terumo Corp.		3,000	141,029
THK Co. Ltd.		2,100	41,365
Tobu Railway Co. Ltd.		18,000	91,844
Toho Co. Ltd.		1,800	32,054
Toho Gas Co. Ltd.		7,000	44,572
Tohoku Electric Power Co., Inc.		7,600	73,017
Tokio Marine Holdings, Inc.		13,100	290,084
Tokyo Electric Power Co., Inc. (The)	*†	26,300	63,116
Tokyo Electron Ltd.		3,200	162,136
Tokyo Gas Co. Ltd.		47,000	216,603
Tokyu Corp.		21,000	103,416
Tokyu Land Corp.		9,000	33,963
TonenGeneral Sekiyu K.K.	†	5,000	54,519
Toppan Printing Co. Ltd.		10,000	73,416
Toray Industries, Inc.		26,000	186,020
Toshiba Corp.		73,000	297,916
Tosoh Corp.		9,000	23,916
TOTO Ltd.		5,000	38,595
Toyo Seikan Kaisha Ltd.		2,500	34,023
Toyo Suisan Kaisha Ltd.		2,000	48,399
Toyoda Gosei Co. Ltd.		1,200	19,004
Toyota Boshoku Corp.		1,400	14,574
Toyota Industries Corp.		3,300	89,284
Toyota Motor Corp.		50,400	1,666,583
Toyota Tsusho Corp.		4,200	74,033
Trend Micro, Inc.	†	1,800	53,675
Tsumura & Co.		1,000	29,480
Ube Industries Ltd.		19,000	51,933
Unicharm Corp.		2,100	103,539
Ushio, Inc.		1,900	27,308
USS Co. Ltd.		350	31,632
West Japan Railway Co.		3,000	130,354
Yahoo! Japan Corp.		271	87,185

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Overseas Equity Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Yakult Honsha Co. Ltd.		1,900	$59,733
Yamada Denki Co. Ltd.		1,510	102,860
Yamaguchi Financial Group, Inc.		4,000	38,115
Yamaha Corp.		2,700	24,660
Yamaha Motor Co. Ltd.	†	4,500	56,915
Yamato Holdings Co. Ltd.		7,000	117,815
Yamato Kogyo Co. Ltd.		700	20,035
Yamazaki Baking Co. Ltd.	†	2,000	26,278
Yaskawa Electric Corp.		4,000	33,875
Yokogawa Electric Corp.	*	4,300	38,611

			37,301,895

Luxembourg—0.4%
ArcelorMittal		15,855	288,093
Millicom International Cellular SA SDR	†	1,436	143,456
SES SA, Class A FDR		5,651	135,379
Tenaris SA		8,640	158,900

			725,828

Macau—0.1%
Sands China Ltd.	*	42,494	119,221
Wynn Macau Ltd.		27,256	68,041

			187,262

Malta—0.0%
BGP Holdings plc	*‡d	142,647	—

Mauritius—0.0%
Essar Energy plc	*	5,270	14,038

Mexico—0.1%
Fresnillo plc		3,383	80,159

Netherlands—5.0%
Aegon NV	*	31,176	124,601
Akzo Nobel NV		4,164	200,661
ASML Holding NV		7,753	323,854
Corio NV REIT		1,147	49,666
Delta Lloyd NV		1,244	20,841
European Aeronautic Defence and Space Co. NV		7,463	232,391
Fugro NV CVA		1,311	75,888
Heineken Holding NV		2,198	89,825
Heineken NV		4,624	213,833
ING Groep NV CVA	*	70,662	505,346
Koninklijke Ahold NV		21,671	291,271
Koninklijke Boskalis Westminster NV		1,198	43,879
Koninklijke DSM NV		2,899	133,996
Koninklijke KPN NV		27,055	322,960
Koninklijke Philips Electronics NV		18,217	382,224
Koninklijke Vopak NV		1,384	72,982
Qiagen NV	*	4,093	56,354
Randstad Holding NV		2,045	60,159
Reed Elsevier NV		12,525	145,734
Royal Dutch Shell plc, Class A		65,965	2,420,209
Royal Dutch Shell plc, Class B		49,267	1,874,012
SBM Offshore NV		3,035	62,214
TNT Express NV		6,778	50,482

		Shares	Value

Unilever NV CVA		30,014	$1,031,988
Wolters Kluwer NV		5,403	93,175

			8,878,545

New Zealand—0.1%
Auckland International Airport Ltd.		15,775	30,898
Contact Energy Ltd.	*	5,175	21,235
Fletcher Building Ltd.		12,180	58,162
Sky City Entertainment Group Ltd.		12,302	32,867
Telecom Corp of New Zealand Ltd.		37,806	60,575

			203,737

Norway—0.7%
Aker Solutions ASA		2,745	28,773
DnB ASA		17,840	173,882
Gjensidige Forsikring ASA		3,287	38,047
Norsk Hydro ASA	†	16,520	76,259
Orkla ASA		14,553	108,370
Statoil ASA		20,231	518,122
Telenor ASA		13,756	225,100
Yara International ASA		3,544	141,475

			1,310,028

Portugal—0.2%
Banco Espirito Santo SA (Registered)		9,862	17,174
Cimpor Cimentos de Portugal SGPS SA		4,428	30,415
EDP—Energias de Portugal SA		36,083	111,438
Galp Energia SGPS SA, Class B		3,992	58,652
Jeronimo Martins SGPS SA	*	4,265	70,447
Portugal Telecom SGPS SA (Registered)	†	12,095	69,660

			357,786

Singapore—1.6%
Ascendas Real Estate Investment Trust REIT		28,786	40,646
CapitaLand Ltd.		46,500	79,136
CapitaMall Trust REIT		41,000	53,681
CapitaMalls Asia Ltd.		23,000	20,030
City Developments Ltd.		10,000	68,532
ComfortDelGro Corp. Ltd.		37,000	40,372
Cosco Corp. Singapore Ltd.		18,000	12,113
DBS Group Holdings Ltd.		31,500	279,603
Fraser and Neave Ltd.		18,000	85,928
Genting Singapore plc	*	114,000	132,650
Global Logistic Properties Ltd.	*	33,000	44,612
Golden Agri-Resources Ltd.		119,320	65,744
Hutchison Port Holdings Trust		96,000	59,390
Jardine Cycle & Carriage Ltd.		2,000	74,207
Keppel Corp. Ltd.		26,400	188,967
Keppel Land Ltd.		12,000	20,512
Neptune Orient Lines Ltd.		17,000	14,701
Olam International Ltd.		24,672	40,442
Oversea-Chinese Banking Corp. Ltd.		45,600	275,007
SembCorp Industries Ltd.		18,340	57,203
SembCorp Marine Ltd.		14,000	41,144
Singapore Airlines Ltd.		9,400	73,560
Singapore Exchange Ltd.		15,000	70,900

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Overseas Equity Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Singapore Press Holdings Ltd.		27,500	$78,167
Singapore Technologies Engineering Ltd.		31,000	64,302
Singapore Telecommunications Ltd.		144,159	343,351
StarHub Ltd.		8,730	19,587
United Overseas Bank Ltd.		23,000	270,676
UOL Group Ltd.		8,000	24,643
Wilmar International Ltd.		36,000	138,780

			2,778,586

Spain—3.2%
Abertis Infraestructuras SA		6,948	110,416
Acciona SA		445	38,245
Acerinox SA	†	1,819	23,251
ACS Actividades de Construccion y Servicios SA	†	2,634	77,771
Amadeus IT Holding SA, Class A		5,166	83,422
Banco Bilbao Vizcaya Argentaria SA		83,195	716,658
Banco de Sabadell SA	†	19,878	75,274
Banco Popular Espanol SA		16,000	72,671
Banco Santander SA		153,986	1,163,310
Bankia SA	*	15,810	73,420
Bankinter SA	†	4,095	25,057
CaixaBank	†	14,001	68,423
Distribuidora Internacional de Alimentacion SA	*	10,576	47,612
EDP Renovaveis SA	*	3,747	22,882
Enagas SA		3,155	58,250
Ferrovial SA		6,816	81,967
Fomento de Construcciones y Contratas SA	†	1,109	28,632
Gas Natural SDG SA	†	5,822	99,782
Grifols SA	*†	2,792	46,782
Iberdrola SA		69,993	437,207
Inditex SA		4,047	330,376
Indra Sistemas SA	†	1,576	19,980
Mapfre SA		13,416	42,435
Red Electrica Corp. SA		1,889	80,665
Repsol YPF SA	†	14,401	440,603
Telefonica SA		75,067	1,293,266
Zardoya Otis SA	†	2,829	38,687

			5,597,044

Sweden—2.9%
Alfa Laval AB		5,944	112,255
Assa Abloy AB, Class B		5,854	146,383
Atlas Copco AB, Class A		12,472	267,231
Atlas Copco AB, Class B		7,327	138,702
Boliden AB		5,215	75,657
Electrolux AB, Series B		4,438	70,516
Getinge AB, Class B		3,677	92,979
Hennes & Mauritz AB, Class B		18,866	605,220
Hexagon AB, Class B		4,884	72,707
Holmen AB, Class B		1,079	30,900
Husqvarna AB, Class B		7,817	35,890
Industrivarden AB, Class C		1,904	22,631
Investor AB, Class B	†	8,353	155,355
Kinnevik Investment AB, Class B		4,060	78,912

		Shares	Value

Lundin Petroleum AB	*	3,653	$89,472
Modern Times Group AB, Class B		977	46,535
Nordea Bank AB		48,123	370,915
Ratos AB, Class B		3,896	45,595
Sandvik AB		18,697	228,580
Scania AB, Class B		5,968	88,095
Securitas AB, Class B		5,360	46,104
Skandinaviska Enskilda Banken AB, Class A		25,092	145,584
Skanska AB, Class B		7,363	121,525
SKF AB, Class B		7,152	150,768
SSAB AB, Class A		3,099	27,138
Svenska Cellulosa AB, Class B		10,399	153,512
Svenska Handelsbanken AB, Class A		9,095	238,340
Swedbank AB, Class A		14,641	188,936
Swedish Match AB		3,922	138,931
Tele2 AB, Class B		5,766	111,743
Telefonaktiebolaget LM Ericsson, Class B		55,600	563,818
TeliaSonera AB		39,665	268,769
Volvo AB, Class B		25,507	277,873

			5,207,571

Switzerland—8.8%
ABB Ltd. (Registered)	*	40,070	752,766
Actelion Ltd. (Registered)	*	1,903	65,096
Adecco SA (Registered)	*	2,316	96,522
Aryzta AG		1,539	74,246
Baloise Holding AG (Registered)		934	63,899
Barry Callebaut AG	*	30	29,515
Compagnie Financiere Richemont SA (A Bearer Shares)		9,473	476,518
Credit Suisse Group AG (Registered)	*	20,765	486,694
GAM Holding AG	*	3,736	40,459
Geberit AG (Registered)	*	710	136,477
Givaudan SA (Registered)	*	147	139,684
Glencore International plc		13,654	83,370
Holcim Ltd. (Registered)	*	4,553	242,698
Julius Baer Group Ltd.	*	3,656	142,410
Kuehne + Nagel International AG (Registered)		1,003	112,315
Lindt & Spruengli AG (Participation Certificates)		17	50,512
Lindt & Spruengli AG (Registered)		2	66,718
Lonza Group AG (Registered)	*	854	50,320
Nestle SA (Registered)		60,490	3,473,549
Novartis AG (Registered)		42,562	2,429,996
Pargesa Holding SA (Bearer)		467	30,505
Partners Group Holding AG		219	38,152
Roche Holding AG (Genusschein)		12,840	2,171,480
Schindler Holding AG (Participation Certificates)		842	97,874
Schindler Holding AG (Registered)		416	48,202
SGS SA (Registered)		102	168,233
Sika AG		39	73,331
Sonova Holding AG (Registered)	*	846	88,138
STMicroelectronics NV		11,906	70,482

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Overseas Equity Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Straumann Holding AG (Registered)		152	$26,179
Sulzer AG (Registered)		394	41,956
Swatch Group AG (The) (Bearer)		565	210,303
Swatch Group AG (The) (Registered)		843	55,903
Swiss Life Holding AG (Registered)	*	529	48,450
Swiss Re AG	*	6,402	325,476
Swisscom AG (Registered)		416	157,343
Syngenta AG (Registered)	*	1,715	503,954
Transocean Ltd.		5,812	223,693
UBS AG (Registered)	*	66,517	789,070
Wolseley plc		5,343	176,721
Xstrata plc		37,914	577,247
Zurich Financial Services AG (Registered)	*	2,688	605,626

			15,542,082

United Kingdom—19.3%
3i Group plc		18,002	50,541
Admiral Group plc		3,873	51,348
Aggreko plc		4,645	145,346
AMEC plc		6,200	87,317
Anglo American plc		24,285	897,092
Antofagasta plc		7,392	139,802
ARM Holdings plc		24,195	223,331
Associated British Foods plc		6,436	110,557
AstraZeneca plc (London Exchange)		24,580	1,135,400
Aviva plc		52,084	242,260
Babcock International Group plc		6,821	77,818
BAE Systems plc		62,132	274,550
Balfour Beatty plc		12,983	53,366
Barclays plc		210,894	577,573
BG Group plc		62,246	1,329,801
BHP Billiton plc		38,582	1,127,971
BP plc		345,313	2,459,764
British American Tobacco plc		36,101	1,712,645
British Land Co. plc REIT		16,013	114,931
British Sky Broadcasting Group plc		20,764	236,238
BT Group plc		140,863	417,544
Bunzl plc		6,330	86,857
Burberry Group plc		8,125	149,400
Cairn Energy plc	*	25,400	104,427
Capita Group plc (The)		10,792	105,240
Capital Shopping Centres Group plc REIT		9,366	45,380
Carnival plc		3,197	105,380
Centrica plc		95,276	427,932
Cobham plc		19,426	55,314
Compass Group plc		34,973	331,851
Diageo plc		45,774	1,000,166
Eurasian Natural Resources Corp. plc		4,297	42,379
G4S plc		26,041	109,921
GKN plc		25,510	72,441
GlaxoSmithKline plc		92,721	2,112,734
Hammerson plc REIT		13,557	75,704
HSBC Holdings plc (London Exchange)		325,005	2,481,104

		Shares	Value

ICAP plc		10,418	$56,116
Imperial Tobacco Group plc		18,514	700,580
Inmarsat plc		7,983	49,996
Intercontinental Hotels Group plc		5,494	98,781
International Consolidated Airlines Group SA	*	16,243	36,422
International Power plc		28,027	146,552
Intertek Group plc		3,046	96,190
Invensys plc		15,349	50,195
Investec plc		8,651	45,527
ITV plc		71,294	75,318
J. Sainsbury plc		21,858	102,766
Johnson Matthey plc		3,984	113,512
Kazakhmys plc		3,673	53,034
Kingfisher plc		43,308	168,295
Land Securities Group plc REIT		14,369	141,721
Legal & General Group plc		109,976	175,750
Lloyds Banking Group plc	*	753,005	302,467
London Stock Exchange Group plc		2,311	28,422
Lonmin plc		3,101	47,248
Man Group plc		31,778	62,016
Marks & Spencer Group plc		28,835	139,267
Meggitt plc		12,758	69,835
National Grid plc		64,564	624,062
Next plc		3,175	134,697
Old Mutual plc		99,250	208,756
Pearson plc		15,141	284,177
Petrofac Ltd.		4,520	101,091
Prudential plc		46,972	464,749
Randgold Resources Ltd.		1,649	168,592
Reckitt Benckiser Group plc		11,380	561,262
Reed Elsevier plc		22,119	178,061
Rexam plc		15,419	84,385
Rio Tinto plc		25,569	1,248,958
Rolls-Royce Holdings plc	*	33,691	390,080
Rolls-Royce Holdings plc, Class C	*‡	2,324,679	3,610
Royal Bank of Scotland Group plc	*	311,005	98,031
RSA Insurance Group plc		63,018	102,881
SABMiller plc		17,546	616,857
Sage Group plc (The)		23,751	108,527
Schroders plc		1,968	40,125
Segro plc REIT		12,863	41,650
Serco Group plc		9,142	67,266
Severn Trent plc		4,129	95,817
Smith & Nephew plc		15,739	152,745
Smiths Group plc		7,181	101,911
SSE plc		16,772	335,730
Standard Chartered plc (London Exchange)		42,931	939,009
Standard Life plc		40,542	129,896
Subsea 7 SA	*	5,160	95,254
Tate & Lyle plc		7,672	83,874
Tesco plc		147,837	924,992
TUI Travel plc		9,107	23,490
Tullow Oil plc		16,087	349,541
Unilever plc		23,676	793,953
United Utilities Group plc		12,299	115,649
Vedanta Resources plc		2,170	34,237
Vodafone Group plc		928,102	2,587,648

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Overseas Equity Index Fund			Shares	Value

COMMON STOCKS—(Continued)
Weir Group plc (The)			4,025	$127,044
Whitbread plc			3,280	79,634
Wm Morrison Supermarkets plc			40,967	207,211

				34,236,887

United States—0.1%
Sims Metal Management Ltd.			2,945	38,145
Synthes, Inc.		^	1,182	197,843
				235,988

TOTAL COMMON STOCKS
(Cost $204,978,883)				171,554,799

PREFERRED STOCKS—0.4%
Germany—0.4%
Bayerische Motoren Werke AG			922	43,531
Henkel AG & Co. KGaA			3,261	187,991
Porsche Automobil Holding SE			2,900	154,816
ProSiebenSat.1 Media AG			1,238	22,557
RWE AG			720	23,687
Volkswagen AG			2,691	402,335

TOTAL PREFERRED STOCKS
(Cost $761,496)				834,917

Coupon Rate	Maturity Date		Face	Value

U.S. TREASURY OBLIGATIONS—0.2%
U.S. Treasury Bills—0.2%
U.S. Treasury Bill
0.015%	03/22/2012	‡‡	$345,000	344,989
0.000%	05/24/2012	‡‡	15,000	14,998

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $359,988)				359,987

			Shares	Value
RIGHTS—0.0%
Spain—0.0%
Grifols SA		*‡
(Cost $—)			279	3,033

MONEY MARKET FUNDS—4.7%
Institutional Money Market Funds—4.7%
Dreyfus Institutional Cash Advantage Fund, 0.06%		††¥	1,150,000	1,150,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.23%			¥1,699,370	1,699,370
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.23%		††¥	852,718	852,718

		Shares	Value

Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.17%	††¥	1,150,000	$1,150,000
Short-Term Investments Trust Liquid Assets Portfolio, 0.16%	††¥	1,150,000	1,150,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.11%	††¥	1,150,000	1,150,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.08%	††¥	1,150,000	1,150,000

TOTAL MONEY MARKET FUNDS
(Cost $8,302,088)			8,302,088

TOTAL INVESTMENTS—101.8%
(Cost $214,402,455)			181,054,824
Other assets less liabilities—(1.8%)			(3,270,845)

NET ASSETS—100.0%			$177,783,979

Notes to the Schedule of Investments:

CDI	Chess Depository Interest
CVA	Dutch Certificate of Shares
FDR	Fiduciary Depository Receipt
REIT	Real Estate Investment Trust
RSP	Risparmio (Italian Savings Shares)
SDR	Swedish Depository Receipt
VVPR	Verlaagde Vooheffing Precompte Reduit (Belgian dividend coupon)
†	Denotes all or a portion of the security on loan.
*	Non-income producing.
‡	Security valued at fair value as determined by policies approved by the Board of Directors.
d	Security has no market value at December 31, 2011.
^	Securities are not registered under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, generally to qualified institutional buyers under Securities Act Rule 144A. Such securities are considered illiquid unless deemed liquid by a subadviser under the liquidity procedures adopted by the Board of Directors. The total market value of illiquid 144A securities was $197,843, which represented 0.1% of Net Assets.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Vantagepoint Overseas Equity Index Fund
Percentage of Portfolio by Industry (unaudited):

COMMON STOCKS
Commercial Banks	10.9%
Pharmaceuticals	8.3%
Oil, Gas & Consumable Fuels	8.0%
Metals & Mining	5.4%
Insurance	4.1%
Food Products	4.1%
Diversified Telecommunication Services	3.6%
Chemicals	3.5%
Automobiles	2.8%
Machinery	2.6%
Electric Utilities	2.3%
Food & Staples Retailing	2.3%
Wireless Telecommunication Services	2.3%
Beverages	2.2%
Tobacco	1.7%
Capital Markets	1.7%
Industrial Conglomerates	1.6%
Real Estate Management & Development	1.6%
Electrical Equipment	1.3%
Real Estate Investment Trusts (REITs)	1.3%
Trading Companies & Distributors	1.3%
Media	1.2%
Multi-Utilities	1.2%
Textiles, Apparel & Luxury Goods	1.2%
Electronic Equipment, Instruments & Components	1.1%
Diversified Financial Services	1.1%
Road & Rail	1.0%
Hotels, Restaurants & Leisure	1.0%
Specialty Retail	0.9%
Energy Equipment & Services	0.9%
Software	0.8%
Auto Components	0.8%
Aerospace & Defense	0.7%
Construction & Engineering	0.7%
Office Electronics	0.7%
Household Durables	0.7%
Health Care Equipment & Supplies	0.7%
Semiconductors & Semiconductor Equipment	0.6%
Commercial Services & Supplies	0.6%
Building Products	0.6%
Communications Equipment	0.5%
Gas Utilities	0.5%
Professional Services	0.5%
Construction Materials	0.5%
Personal Products	0.5%
Multiline Retail	0.4%
Transportation Infrastructure	0.4%
Household Products	0.4%
Health Care Providers & Services	0.4%
Computers & Peripherals	0.3%
Air Freight & Logistics	0.3%
Paper & Forest Products	0.3%
Marine	0.3%
Biotechnology	0.2%
Containers & Packaging	0.2%
Independent Power Producers & Energy Traders	0.2%
Leisure Equipment & Products	0.2%
Distributors	0.2%

IT Services	0.2%
Airlines	0.2%
Life Sciences Tools & Services	0.1%
Internet Software & Services	0.1%
Internet & Catalog Retail	0.1%
Water Utilities	0.1%
Consumer Finance	0.0%
Diversified Consumer Services	0.0%

96.5%

PREFERRED STOCKS
Automobiles	0.3%
Household Products	0.1%
Media	0.0%
Multi-Utilities	0.0%

0.4%

RIGHTS
Biotechnology	0.0%

TOTAL COMMON STOCKS/PREFERRED STOCKS/RIGHTS	96.9%

U.S. TREASURY OBLIGATIONS
U.S. Treasury Bills	0.2%

MONEY MARKET FUNDS
Institutional Money Market Funds	4.7%

TOTAL INVESTMENTS	101.8%
Other assets less liabilities	(1.8)%

TOTAL NET ASSETS	100.0%

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2011

Vantagepoint Model Portfolio Savings Oriented Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	2,484,129	$26,008,834
Vantagepoint Diversifying Strategies Fund	5,763,173	57,689,365
Vantagepoint Equity Income Fund	3,520,880	29,117,677
Vantagepoint Growth & Income Fund	3,063,223	29,069,987
Vantagepoint Inflation Protected Securities Fund	3,687,254	43,067,122
Vantagepoint International Fund	1,725,302	14,354,512
Vantagepoint Low Duration Bond Fund	8,957,906	89,220,742

		288,528,239

TOTAL INVESTMENTS—100.0%
(Cost $274,057,453)		288,528,239
Other assets less liabilities—(0.0%)		(61,232)

NET ASSETS—100.0%		$288,467,007

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2011

Vantagepoint Model Portfolio Conservative Growth Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Aggressive Opportunities Fund	1,821,202	$16,864,334
Vantagepoint Core Bond Index Fund Class I	6,370,782	66,702,090
Vantagepoint Diversifying Strategies Fund	10,514,528	105,250,423
Vantagepoint Equity Income Fund	7,531,179	62,282,851
Vantagepoint Growth & Income Fund	5,328,550	50,567,938
Vantagepoint Growth Fund	3,980,553	33,277,425
Vantagepoint Inflation Protected Securities Fund	4,737,667	55,335,952
Vantagepoint International Fund	5,303,386	44,124,172
Vantagepoint Low Duration Bond Fund	10,536,398	104,942,525
Vantagepoint Select Value Fund	1,736,868	16,899,724

		556,247,434

TOTAL INVESTMENTS—100.0%
(Cost $542,981,265)		556,247,434
Other assets less liabilities—(0.0%)		(83,491)

NET ASSETS—100.0%		$556,163,943

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2011

Vantagepoint Model Portfolio Traditional Growth Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Aggressive Opportunities Fund	8,108,288	$75,082,748
Vantagepoint Core Bond Index Fund Class I	16,914,639	177,096,270
Vantagepoint Discovery Fund	4,791,909	41,881,288
Vantagepoint Diversifying Strategies Fund	20,344,181	203,645,253
Vantagepoint Equity Income Fund	20,201,435	167,065,866
Vantagepoint Growth & Income Fund	17,457,171	165,668,550
Vantagepoint Growth Fund	16,265,200	135,977,070
Vantagepoint Inflation Protected Securities Fund	4,648,629	54,295,988
Vantagepoint International Fund	19,366,837	161,132,082
Vantagepoint Low Duration Bond Fund	10,860,289	108,168,481
Vantagepoint Select Value Fund	7,837,466	76,258,545

		1,366,272,141

TOTAL INVESTMENTS—100.0%
(Cost $1,365,809,437)		1,366,272,141
Other assets less liabilities—(0.0%)		(164,378)

NET ASSETS—100.0%		$1,366,107,763

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2011

Vantagepoint Model Portfolio Long-Term Growth Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Aggressive Opportunities Fund	15,717,024	$145,539,639
Vantagepoint Core Bond Index Fund Class I	21,160,488	221,550,309
Vantagepoint Discovery Fund	8,999,761	78,657,912
Vantagepoint Diversifying Strategies Fund	20,348,157	203,685,050
Vantagepoint Equity Income Fund	27,395,902	226,564,111
Vantagepoint Growth & Income Fund	23,698,063	224,894,621
Vantagepoint Growth Fund	23,389,338	195,534,864
Vantagepoint International Fund	32,287,323	268,630,528
Vantagepoint Select Value Fund	15,145,342	147,364,178

		1,712,421,212

TOTAL INVESTMENTS—100.0%
(Cost $1,733,898,725)		1,712,421,212
Other assets less liabilities—(0.0%)		(193,098)

NET ASSETS—100.0%		$1,712,228,114

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2011

Vantagepoint Model Portfolio All-Equity Growth Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Aggressive Opportunities Fund	6,663,835	$61,707,108
Vantagepoint Discovery Fund	6,779,178	59,250,016
Vantagepoint Equity Income Fund	14,301,334	118,272,030
Vantagepoint Growth & Income Fund	11,688,376	110,922,687
Vantagepoint Growth Fund	13,121,403	109,694,932
Vantagepoint International Fund	15,386,079	128,012,180
Vantagepoint Select Value Fund	6,377,986	62,057,808

		649,916,761

TOTAL INVESTMENTS—100.0%
(Cost $691,300,112)		649,916,761
Other assets less liabilities—(0.0%)		(91,252)

NET ASSETS—100.0%		$649,825,509

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2011

Vantagepoint Milestone Retirement Income Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	1,892,564	$19,815,147
Vantagepoint Diversifying Strategies Fund	4,400,389	44,047,897
Vantagepoint Equity Income Fund	2,674,070	22,114,561
Vantagepoint Growth & Income Fund	2,326,416	22,077,690
Vantagepoint Inflation Protected Securities Fund	2,815,049	32,879,772
Vantagepoint International Fund	1,323,538	11,011,833
Vantagepoint Low Duration Bond Fund	6,844,333	68,169,555

		220,116,455

TOTAL INVESTMENTS—100.0%
(Cost $219,228,856)		220,116,455
Other assets less liabilities—(0.0%)		(53,907)

NET ASSETS—100.0%		$220,062,548

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2011

Vantagepoint Milestone 2010 Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	1,379,141	$14,439,602
Vantagepoint Diversifying Strategies Fund	3,940,226	39,441,666
Vantagepoint Equity Income Fund	4,959,529	41,015,305
Vantagepoint Growth & Income Fund	2,582,037	24,503,536
Vantagepoint Growth Fund	1,883,869	15,749,148
Vantagepoint Inflation Protected Securities Fund	2,848,566	33,271,253
Vantagepoint International Fund	2,440,283	20,303,156
Vantagepoint Low Duration Bond Fund	3,373,663	33,601,680

		222,325,346

TOTAL INVESTMENTS—100.0%
(Cost $220,275,449)		222,325,346
Other assets less liabilities—(0.0%)		(50,685)

NET ASSETS—100.0%		$222,274,661

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2011

Vantagepoint Milestone 2015 Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	3,631,396	$38,020,714
Vantagepoint Diversifying Strategies Fund	6,275,751	62,820,265
Vantagepoint Equity Income Fund	8,906,563	73,657,276
Vantagepoint Growth & Income Fund	4,454,139	42,269,784
Vantagepoint Growth Fund	3,413,078	28,533,331
Vantagepoint Inflation Protected Securities Fund	2,940,335	34,343,107
Vantagepoint International Fund	4,887,521	40,664,178
Vantagepoint Low Duration Bond Fund	4,105,617	40,891,948
Vantagepoint Mid/Small Company Index Fund Class I	1,477,264	20,711,236

		381,911,839

TOTAL INVESTMENTS—100.0%
(Cost $375,217,063)		381,911,839
Other assets less liabilities—(0.0%)		(56,379)

NET ASSETS—100.0%		$381,855,460

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2011

Vantagepoint Milestone 2020 Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	5,224,991	$54,705,655
Vantagepoint Diversifying Strategies Fund	5,867,762	58,736,293
Vantagepoint Equity Income Fund	9,964,382	82,405,439
Vantagepoint Growth & Income Fund	4,713,621	44,732,266
Vantagepoint Growth Fund	3,799,940	31,767,501
Vantagepoint Inflation Protected Securities Fund	496,678	5,801,205
Vantagepoint International Fund	5,757,998	47,906,547
Vantagepoint Low Duration Bond Fund	2,658,092	26,474,592
Vantagepoint Mid/Small Company Index Fund Class I	2,414,526	33,851,657

		386,381,155

TOTAL INVESTMENTS—100.0%
(Cost $380,169,540)		386,381,155
Other assets less liabilities—(0.0%)		(54,168)

NET ASSETS—100.0%		$386,326,987

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2011

Vantagepoint Milestone 2025 Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	3,868,339	$40,501,510
Vantagepoint Diversifying Strategies Fund	3,904,680	39,085,846
Vantagepoint Equity Income Fund	8,387,898	69,367,916
Vantagepoint Growth & Income Fund	4,100,981	38,918,311
Vantagepoint Growth Fund	3,334,013	27,872,349
Vantagepoint International Fund	5,146,765	42,821,088
Vantagepoint Low Duration Bond Fund	887,626	8,840,756
Vantagepoint Mid/Small Company Index Fund Class I	2,419,299	33,918,572

		301,326,348

TOTAL INVESTMENTS—100.0%
(Cost $297,180,209)		301,326,348
Other assets less liabilities—(0.0%)		(51,719)

NET ASSETS—100.0%		$301,274,629

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2011

Vantagepoint Milestone 2030 Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	2,070,406	$21,677,154
Vantagepoint Diversifying Strategies Fund	2,476,844	24,793,210
Vantagepoint Equity Income Fund	6,980,798	57,731,196
Vantagepoint Growth & Income Fund	3,512,647	33,335,018
Vantagepoint Growth Fund	2,940,943	24,586,286
Vantagepoint International Fund	4,522,463	37,626,890
Vantagepoint Low Duration Bond Fund	313,074	3,118,218
Vantagepoint Mid/Small Company Index Fund Class I	2,399,010	33,634,113

		236,502,085

TOTAL INVESTMENTS—100.0%
(Cost $231,130,154)		236,502,085
Other assets less liabilities—(0.0%)		(49,605)

NET ASSETS—100.0%		$236,452,480

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2011

Vantagepoint Milestone 2035 Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	813,352	$8,515,794
Vantagepoint Diversifying Strategies Fund	902,525	9,034,277
Vantagepoint Equity Income Fund	4,690,990	38,794,486
Vantagepoint Growth & Income Fund	2,358,033	22,377,729
Vantagepoint Growth Fund	2,113,804	17,671,405
Vantagepoint International Fund	3,194,539	26,578,565
Vantagepoint Low Duration Bond Fund	33,268	331,352
Vantagepoint Mid/Small Company Index Fund Class I	1,941,141	27,214,803

		150,518,411

TOTAL INVESTMENTS—100.0%
(Cost $145,937,189)		150,518,411
Other assets less liabilities—(0.0%)		(46,793)

NET ASSETS—100.0%		$150,471,618

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2011

Vantagepoint Milestone 2040 Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	698,124	$7,309,356
Vantagepoint Diversifying Strategies Fund	145,686	1,458,320
Vantagepoint Equity Income Fund	4,804,231	39,730,987
Vantagepoint Growth & Income Fund	2,431,785	23,077,644
Vantagepoint Growth Fund	2,176,456	18,195,174
Vantagepoint International Fund	3,296,876	27,430,006
Vantagepoint Mid/Small Company Index Fund Class I	2,059,906	28,879,879

		146,081,366

TOTAL INVESTMENTS—100.0%
(Cost $134,284,757)		146,081,366
Other assets less liabilities—(0.0%)		(48,994)

NET ASSETS—100.0%		$146,032,372

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2011

Vantagepoint Milestone 2045 Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—100.1%
Vantagepoint Core Bond Index Fund Class I	161,279	$1,688,593
Vantagepoint Equity Income Fund	1,107,479	9,158,854
Vantagepoint Growth & Income Fund	563,662	5,349,152
Vantagepoint Growth Fund	503,969	4,213,181
Vantagepoint International Fund	766,734	6,379,230
Vantagepoint Mid/Small Company Index Fund Class I	476,900	6,686,132

		33,475,142

TOTAL INVESTMENTS—100.1%
(Cost $33,383,539)		33,475,142
Other assets less liabilities—(0.1%)		(41,489)

NET ASSETS—100.0%		$33,433,653

See accompanying notes to financial statements.

The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC.

VANTAGEPOINT FUNDS
777 NORTH CAPITOL STREET, NE
WASHINGTON, DC 20002-4240
TOLL-FREE 800-669-7400
PARA ASISTENCIA EN ESPAÑOL LLAME AL 800-669-8216
WWW.ICMARC.ORG

ANR000-001-201202-214

Item 2 (Code of Ethics):

Sub-item 2a. The board of directors of the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, and to persons performing similar functions.

Sub-item 2c. Effective March 14, 2011, the registrant adopted an amendment to the code of ethics including a policy addressing the new requirement pursuant to SEC Rule 206(4)-5, “Political Contributions by Certain Investment Advisers.” Other non-material clarifying language was also added to the existing requirements under the code of ethics. The code of ethics along with these amendments applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

Sub-item 2d. Not applicable.

Sub-item 2e. Not applicable.

Sub-item 2f. Not applicable.

Item 3 (Audit Committee Financial Expert): Three members of the audit committee of the registrant have been determined by its board of directors to be audit committee financial experts. The audit committee financial experts of the registrant are Arthur Lynch, Anthony Calhoun and Timothy O’Brien, all of whom are independent under the applicable rules.

Item 4 (Principal Accountant Fees and Services):

Sub-item 4a (Audit Fees). The aggregate fees billed for professional services rendered by the registrant’s principal accountant, PricewaterhouseCoopers LLP, for audits of the registrant’s financial statements were $451,067 and $411,225 in 2011 and 2010, respectively.

Sub-item 4b (Audit Related Fees). Not applicable.

Sub-item 4c (Tax Fees). The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning were $169,669 and $233,850 in 2011 and 2010, respectively. These services covered preparation of the registrant’s income tax and excise tax returns, and also included related consulting and tax provision work.

Sub-item 4d (All Other Fees). Not applicable.

Sub-item 4e (1). The registrant’s audit committee pre-approves all audit and non-audit services to be performed by the registrant’s accountant before they are engaged to perform such services.

Sub-item 4e (2). The registrant’s audit committee approved 100% of the services described in Sub-item 4c.

Sub-item 4f. Not applicable.

Sub-item 4g. Not applicable.

Sub-item 4h. Not applicable.

Item 5 (Audit Committee of Listed Registrants): Not applicable to this registrant.

Item 6 (Investments):

Sub-item 6a. Not applicable; included under Item 1 above.

Sub-item 6b. Not applicable; the registrant did not divest itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7 (Disclosure of Proxy Voting Policies & Procedures for Closed-end Management Investment Companies): Not applicable to this registrant.

Item 8 (Portfolio Managers of Closed-End Management Investment Companies): Not applicable to this registrant.

Item 9 (Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers): Not applicable to this registrant.

Item 10 (Submission of Matters to a Vote of Security Holders): Not applicable.

Item 11 (Controls and Procedures):

Sub-item 11a. The principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

Sub-item 11b. There was no change in the registrant’s internal control over financial reporting that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant’s internal control over financial reporting.

Item 12 (Exhibits):

Sub-item 12a(1). The code of ethics exhibit is attached.

Sub-item 12a(2). The certification exhibits are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Vantagepoint Funds

By:	/s/ Joan McCallen
Joan McCallen, Principal Executive Officer

Date:	March 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities, and on the dates indicated.

By:	/s/ Joan McCallen
Joan McCallen, Principal Executive Officer

Date:	March 7, 2012

By:	/s/ Elizabeth Glista
Elizabeth Glista, Principal Financial Officer

Date:	March 7, 2012